PROSPECTUS SUPPLEMENT
(to prospectus dated June 28, 2007)

$614,251,145
(Approximate)

Bear Stearns Structured Products Inc. Trust 2007-R6
Issuing Entity

EMC Mortgage Corporation
Sponsor

Structured Asset Mortgage Investments II Inc.
Depositor

Grantor Trust Certificates, Series 2007-R6

You should consider carefully the risk factors beginning on page S-16 in this prospectus supplement.

The Trust Fund

The Bear Stearns Structured Products Inc. Trust 2007-R6 will issue grantor trust certificates in two certificate groups.  The group I grantor trust certificates will represent beneficial ownership interests in a portion of the issuing entity that consists primarily of group I underlying securities.  The group II grantor trust certificates will represent beneficial ownership interests in a portion of the issuing entity that consists primarily of group II underlying securities.  The issuing entity will issue four classes of grantor trust certificates, which will represent the entire beneficial interest in the issuing entity.

The group I grantor trust certificates and group II grantor trust certificates will not be cross-collateralized.

The grantor trust certificates will be entitled to receive payments solely from distributions on the related underlying securities.

Credit enhancement will be provided to the super senior grantor trust certificates by the related senior support grantor trust certificates as described in this prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

The price to investors will vary from time to time and will be determined at the time of sale.  The proceeds to the depositor from the offering are expected to be approximately 100.00% of the aggregate principal amount of the grantor trust certificates, less expenses.  See "Method of Distribution" in this prospectus supplement.

Bear, Stearns & Co. Inc.
The date of this prospectus supplement is August 31, 2007.

The group I grantor trust certificates will represent beneficial interests in and will be entitled to receive all payments on the group I underlying securities.  The group I underlying securities are comprised of three classes of securities specifically identified below:

1.
Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, in an initial aggregate principal amount as of the closing date of approximately $217,963,703 (representing approximately 45.4503% of the entire outstanding aggregate principal amount of such class);

2.
Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, in an initial aggregate principal amount as of the closing date of approximately $99,211,238 (representing 100% of the entire outstanding aggregate principal amount of such class); and

3.
Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, in an initial aggregate principal amount as of the closing date of approximately $95,879,190 (representing approximately 56.9706% of the entire outstanding aggregate principal amount of such class).

The group II grantor trust certificates will represent beneficial interests in and will be entitled to receive all payments on the group II underlying securities.  The group II underlying securities are comprised of three classes of securities specifically identified below:

1.
Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, in an initial aggregate principal amount as of the closing date of approximately $20,019,851 (representing 11.7035% of the entire outstanding aggregate principal amount of such class);

2.
Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, in an initial aggregate principal amount as of the closing date of approximately $84,525,921 (representing approximately 37.5238% of the entire outstanding aggregate principal amount of such class); and

3.
Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, in an initial aggregate principal amount as of the closing date of $96,651,241 (representing approximately 19.8816% of the entire outstanding aggregate principal amount of such class).

Unless specifically noted otherwise, any references in this prospectus supplement to the “underlying securities,” “group I underlying securities,” “group II underlying securities” and individual underlying securities are with respect to the related fractional interests of the securities (as provided above) actually included in the issuing entity.

Important notice about information presented in this prospectus supplement and the accompanying prospectus

You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information.

We provide information to you about the grantor trust certificates in two separate documents that progressively provide more detail:

•	the accompanying prospectus, which provides general information, some of which may not apply to this series of grantor trust certificates; and

•	this prospectus supplement, which describes the specific terms of this series of grantor trust certificates.

If the description of your grantor trust certificates in this prospectus supplement differs from the related description in the prospectus, you should rely on the information in this prospectus supplement.

We have incorporated by reference into this prospectus supplement the following documents related to the underlying securities:

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated August 29, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1;

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated September 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1;

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated December 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1;

•
The Prospectus dated March 28, 2006, Prospectus Supplement dated April 27, 2006, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1;

•
The Prospectus dated March 20, 2007, Prospectus Supplement dated March 29, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1; and

•
The Prospectus dated June 28, 2007, Prospectus Supplement dated June 28, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1.

See "Description of the Underlying securities - Incorporation of Certain Documents by Reference" for further information about delivery of and accessing those documents, including links to those documents.

The depositor’s principal offices are located at 383 Madison Avenue, New York, New York 10179 and its phone number is (212) 272-2000.

TABLE OF CONTENTS

PROSPECTUS SUPPLEMENT

SUMMARY OF TERMS
RISK FACTORS
RISK FACTORS
MORTGAGE POOL
STATIC POOL INFORMATION
THE ISSUING ENTITY
THE DEPOSITOR
THE SPONSOR
DESCRIPTION OF THE UNDERLYING SECURITIES
Group I Underlying Securities
Group II Underlying Securities
Optional Termination
Incorporation of Certain Documents by Reference
DESCRIPTION OF THE GRANTOR TRUST CERTIFICATES
General
Book-Entry Registration
Available Funds
Distributions on the Grantor Trust Certificates
Calculation of Interest
Allocation of Realized Losses
YIELD AND PREPAYMENT CONSIDERATIONS
General
General
Voting Rights
Assignment of Underlying Securities
The Certificate Account
Reports to Certificateholders
Amendments
Certificateholder Action
Evidence as to Compliance
Termination
Indemnification of the Grantor Trust Trustee; Fees and Expenses
Certain Matters Regarding the Grantor Trust Trustee
FEDERAL INCOME TAX CONSIDERATIONS
Classification of the Issuing Entity
Taxation of Holders of Grantor Trust Certificates
Grantor Trust Reporting
Backup Withholding
Foreign Investors in Grantor Trust Certificates
Status of the Grantor Trust Certificates
STATE AND LOCAL TAX CONSIDERATIONS
ERISA CONSIDERATIONS
LEGAL INVESTMENT
METHOD OF DISTRIBUTION
SECONDARY MARKET
LEGAL MATTERS
RATINGS
AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS
INDEX OF PRINCIPAL DEFINITIONS

Annex I – Global Clearance, Settlement and Tax Documentation Procedures

Annex II – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1

Annex III – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1

Annex IV – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1

Annex V – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1

Annex VI – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1

Annex VII – Supplementary Information Regarding Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1

SUMMARY OF TERMS

The following summary is a very broad overview of the grantor trust certificates and does not contain all of the information that you should consider in making your investment decision.  To understand all of the terms of the grantor trust certificates, you should read carefully this entire prospectus supplement, including the underlying offering documents relating to the underlying securities which are incorporated by reference and the entire accompanying prospectus.  An index of defined terms is included at the end of this prospectus supplement to assist you in finding the location of defined terms.  Certain terms used in the underlying offering documents are defined in those documents.

Title of Series	Bear Stearns Structured Products Inc. Trust 2007-R6, Grantor Trust Certificates, Series 2007-R6.

Issuing Entity
Bear Stearns Structured Products Inc. Trust 2007-R6, also referred to as the " issuing entity."  The depositor will establish the issuing entity pursuant to a grantor trust agreement, dated as of August 31, 2007, between the depositor and the grantor trust trustee, which we refer to in this prospectus supplement as the " grantor trust agreement."

Depositor	Structured Asset Mortgage Investments II Inc., an affiliate of the underwriter.

Grantor Trust Trustee	Wells Fargo Bank, N.A.

Sponsor	EMC Mortgage Corporation.

Closing Date	On or about August 31, 2007.

Distribution Dates
Distributions on the grantor trust certificates will be made the business day immediately following the underlying distribution date, beginning in September 2007.  The underlying distribution date with respect to every underlying security occurs on the 25th day of each month, or, if such day is not a business day, on the next succeeding business day.

Grantor Trust Certificates	The classes of grantor trust certificates and their pass-through rates and current principal amounts are set forth in the table below.

Class	Group	Pass-Through Rate(1)	Initial Principal Amount	Initial Rating (Moody’s/S&P	Designation
I-A-1	I	Variable Rate	$ 330,443,000	Aaa/AAA	Super Senior
I-A-2	I	Variable Rate	$ 82,611,131	Aaa/--	Senior Support
II-A-1	II	Variable Rate	$ 160,958,000	Aaa/AAA	Super Senior
II-A-2	II	Variable Rate	$ 40,239,014	Aaa/--	Senior Support

________________

(1)  The grantor trust certificates will bear interest at a variable rate equal to the weighted average of the pass-through rates and/or note interest rates, as applicable, of the related underlying securities, as described below.

The grantor trust certificates represent in the aggregate the entire beneficial ownership interest in the issuing entity, which consists primarily of the underlying securities, as described below.  The Class I-A-1 Certificates and Class I-A-2 Certificates will represent beneficial ownership interests in the portion of the issuing entity that consists primarily of the group I underlying securities.  The Class II-A-1 Certificates and Class II-A-2 Certificates will represent beneficial ownership interests in the portion of the issuing entity that consists primarily of the group II underlying securities.  The group I grantor trust certificates and group II grantor trust certificates will not be cross-collateralized.

Distributions of interest and principal on the grantor trust certificates will be made only from payments received in connection with the related underlying securities, as further described below.  See “Description of the Grantor Trust Certificates—Distributions on the Grantor Trust Certificates.”

Pass-Through Rate
The grantor trust certificates will bear interest at a per annum pass-through rate equal to the weighted average of the pass-through rates and/or the note interest rates, as applicable, of the related underlying securities.  Each of the underlying securities bears interest at an adjustable per annum rate, as further described herein and in the related underlying prospectus.

Interest Accrual Period	Interest will accrue on each class of grantor trust certificates during each one-month period ending on the last day of the month preceding the month in which each distribution date occurs.

Record Date	For the first distribution date, the closing date, and for any distribution date thereafter, the last business day of the month preceding the month in which such distribution date occurs.

Denominations	The grantor trust certificates will be issued in minimum denominations of $100,000 and increments of $1.00 in excess thereof.

Registration of the Grantor Trust Certificates
The issuing entity will issue the grantor trust certificates initially in book-entry form.  Persons acquiring interests in the grantor trust certificates will hold their beneficial interests through The Depository Trust Company in the United States or Clearstream Banking, société anonyme or Euroclear in Europe.

Underlying Securities	Certain information with respect to the underlying securities is set forth below:

Series	Certificates/ Notes	Initial Principal Balance*	Principal Balance of Underlying Security as of Date of Issue	Principal Balance in Issuing Entity as of Closing Date	Principal Type	Interest Type	Initial and Current Rating (S&P/Moody’s/ Fitch/DBRS)**

BALTA 2005-8	II-1A-1	$716,778,200	$325,778,200	$217,963,703	Senior	Variable Rate	AAA/Aaa/--/--
BALTA 2005-9	II-3A-1	$151,019,300	$151,019,300	$ 99,211,238	Super Senior	Variable Rate	AAA/Aaa/--/--
BALTA 2005-10	II-5A-1	$259,783,000	$148,000,000	$ 95,879,190	Senior	Variable Rate	AAA/Aaa/--/--
BALTA 2006-3	II-3A-1	$304,609,000	$ 35,650,000	$ 20,019,851	Super Senior	Variable Rate	AAA/Aaa/--/--
BALTA 2007-2	II-A-1	$241,692,000	$ 90,692,000	$ 84,525,921	Super Senior	Variable Rate	AAA/Aaa/--/AAA
BSARM 2007-2	II-A-1	$499,261,000	$ 99,261,000	$ 96,651,241	Super Senior	Variable Rate	AAA/Aaa/AAA/--
____________
*The initial principal balance of each underlying security included in the issuing entity represents a fraction, as indicated on page S-2 of this prospectus supplement, of the security issued by the related underlying trust.
**“Fitch” means Fitch, Inc.  “DBRS” means DBRS Limited or DBRS, Inc.

You should refer to "Description of the Underlying Securities" in this prospectus supplement for more information regarding the underlying securities.  In addition, you should review the underlying offering documents, which are incorporated by reference in this prospectus supplement.

Payments on Grantor Trust Certificates	Payments on the grantor trust certificates will be made to the extent of funds available from the related underlying securities in accordance with the following:

Interest Payments.  As a certificateholder, you will generally be entitled to receive on each distribution date interest on the grantor trust certificates you hold, which will accrue during the preceding interest accrual period in an amount equal to:

•  1/12th

multiplied by

•  the applicable pass-through rate for the grantor trust certificates set forth in this prospectus supplement multiplied by

•  the current principal amount of the grantor trust certificates  immediately prior to that distribution date.

Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

Principal Payments. Principal distributions received on the related underlying security will be paid to the related grantor trust certificates on a pro rata basis.

Credit Enhancement
Credit enhancement will be provided to the Class I-A-1 Certificates by the Class I-A-2 Certificates as realized losses allocable to the Class I-A-1 Certificates will be allocated first to the Class I-A-2 Certificates until the principal amount of that class has been reduced to zero.

Credit enhancement will be provided to the Class II-A-1 Certificates by the Class II-A-2 Certificates as realized losses allocable to the Class II-A-1 Certificates will be allocated first to the Class II-A-2 Certificates until the principal amount of that class has been reduced to zero.

The grantor trust certificates are not guaranteed by any entity.

Final Distribution Date
The final distribution date for the group I grantor trust certificates is in January 2036, which is the final distribution date for the group I underlying security with the latest possible final distribution date.

The final distribution date for the group II grantor trust certificates is in December 2046, which is the final distribution date for the group II underlying security with the latest possible final distribution date.

It is likely that the actual final distribution date with respect to each group of grantor trust certificates will occur earlier due to prepayments and other factors.  See “Yield and Prepayment Considerations—Final Distribution Date” in this prospectus supplement.

Federal Income Tax Considerations
For federal income tax purposes, the issuing entity will be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Internal Revenue Code of 1986, as amended, and not as a partnership, an association taxable as a corporation or a taxable mortgage pool for federal income tax purposes.

You should review the material under the caption "Federal Income Tax Considerations" in this prospectus supplement and the material under the caption “Federal Income Tax Consequences” in the prospectus for further information regarding the federal income tax consequences of investing in the grantor trust certificates.

ERISA Considerations
Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the grantor trust certificates. In addition, fiduciaries of employee benefit plans or other retirement arrangements (such as individual retirement accounts or certain Keogh plans) which are subject to Title I of ERISA, and/or Section 4975 of the Code, as well as any entity, including an insurance company general account, whose underlying assets include plan assets by reason of a plan or account investing in such entity (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the grantor trust certificates will cause the assets of the issuing entity ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth in 29 C.F.R. § 2510.3-101, thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the grantor trust trustee to the fiduciary investment standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets, unless some exemption granted by the Department of Labor applies to the acquisition, holding and transfer of the grantor trust certificates.

Subject to the considerations set forth under "ERISA Considerations herein and in the prospectus, the purchase or holding of the grantor trust certificates by, on behalf of, or with plan assets of, a Plan may qualify for exemptive relief under Prohibited Transaction Exemption 2007-05.

Ratings
The issuing entity will issue the Class I-A-1 Certificates and Class II-A-1 Certificates only if such grantor trust certificates receive a rating of “AAA” from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., which is referred to herein as S&P, and “Aaa” from Moody’s Investors Service, Inc., which is referred to herein as Moody’s.  The issuing entity will issue the Class I-A-2 Certificates and Class II-A-2 Certificates only if such grantor trust certificates receive a rating of “Aaa” from Moody’s.  We also refer to S&P and Moody’s in this prospectus supplement as the "rating agencies."

You should evaluate the ratings of the grantor trust certificates independently from similar ratings on other types of securities.  A rating is not a recommendation to buy, sell or hold securities.  The rating agency may revise or withdraw its rating at any time.

Legal Investment
The grantor trust certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, so long as a nationally recognized statistical rating organization rates the grantor trust certificates in one of the two highest rating categories.

TRANSACTION STRUCTURE

RISK FACTORS

The following information, together with the information set forth under "Risk Factors" in the prospectus and under “Risk Factors” or “Additional Risk Factors” in the underlying offering documents which you should also carefully consider, identifies certain significant sources of risk associated with an investment in the grantor trust certificates.

Interest Payments on the Grantor Trust Certificates Will Be Affected By the Pass-Through Rates or Note Interest Rates, As Applicable, of the Underlying Securities
The grantor trust certificates will bear interest at the rate equal to the weighted average of the pass-through rates and/or note rates, as applicable, of the related underlying securities.  As a result, the rate at which you receive interest payments on the grantor trust certificates will be affected by the pass-through rates or the note interest rates, as applicable, of the related underlying securities.

The Grantor Trust Certificates Will Only Be Entitled to a Percentage of Distributions on the Originally Issued Underlying Securities
The issuing entity will own a portion of each originally issued underlying security, as indicated on page S-2 of this prospectus supplement.  As a result, the grantor trust certificates will only be entitled to and must rely solely upon the applicable percentage of distributions available with respect to the related underlying securities.  If such distributions are insufficient to make payments on the related grantor trust certificates, no other assets of the issuing entity or any other person or entity will be available for payment of the deficiency.

The Rate of Prepayment on the Mortgage Loans Underlying the Underlying Securities Is Uncertain and May Adversely Affect the Average Life of And Yield on Your Grantor Trust Certificates
Mortgage loans underlying the underlying securities may be prepaid, as further described in the related underlying offering document. The rate of prepayments is influenced by many factors, including those factors described in the underlying offering documents, and cannot be predicted.

Payments of principal, including prepayments, on the underlying securities will result in a payment of principal on the related grantor trust certificates.

• If you purchase your grantor trust certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

• If you purchase your grantor trust certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

In addition, the timing and amount of cash flows on the related underlying securities will be affected by the exercise of any optional termination with respect to the related mortgage loans.

See "Yield and Prepayment Considerations” in this prospectus supplement.  See also “Certain Risk Considerations,” “Risk Factors” and other information relating to yield, maturity and prepayment considerations in the underlying offering documents for a description of factors that may influence the rate and timing of prepayments of the related underlying securities, with consequent effects on yield and maturity of the related grantor trust certificates.

Allocation of Losses to the Underlying Securities Will Reduce Distributions to the Grantor Trust Certificates, Especially the Class I-A-2 Certificates and Class II-A-2 Certificates
Generally and except to the extent described herein, with respect to the underlying securities, realized losses on the related mortgage loans will be borne first by the subordinated classes of the related series, if outstanding.  To the extent that the underlying securities have no credit enhancement, they will bear their portion of realized losses on the related mortgage loans.  Any realized losses allocated to the underlying securities will reduce the amount of cashflow received by the related grantor trust certificates.  You should be aware that, to the extent realized losses are allocated to the underlying securities, such realized losses will be allocated to the Class I-A-2 Certificates and Class II-A-2 Certificates, as applicable, prior to the Class I-A-1 Certificates and Class II-A-1 Certificates, respectively, as further described in this prospectus supplement.

The Absence of a Secondary Market May Interfere with Your Ability to Resell Your Grantor Trust Certificates
There is currently no secondary market for the grantor trust certificates, and it is not certain that one will develop.  The underwriter may establish a market for the grantor trust certificates, but is not required to do so.  Even if a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your grantor trust certificates.  The grantor trust certificates will not be listed on any securities exchange or quoted in the automatic quotation system of any registered securities organization.  Each certificateholder will be provided access to monthly reports pertaining to the grantor trust certificates. There are a limited number of sources which provide certain information about pass-through certificates in the secondary market, and they may not provide information about the grantor trust certificates.  You should consider the effect of limited information on the liquidity of the grantor trust certificates.

A Reduction in Certificate Rating Could Have an Adverse Effect on the Value of Your Grantor Trust Certificates
The ratings of each class of grantor trust certificates will depend primarily on an assessment by the rating agencies of the likelihood of the ultimate receipt by the certificateholders of the original principal amount and the timely receipt of interest on the principal amount outstanding from time to time.  The rating of the rating agencies of the grantor trust certificates are not recommendations to purchase, hold or sell the grantor trust certificates because such ratings do not address the market prices of the grantor trust certificates or suitability for a particular investor.
The rating agencies may suspend, reduce or withdraw the ratings on the grantor trust certificates at any time.  Any reduction in, or suspension or withdrawal of, the rating assigned to a class of grantor trust certificates would probably reduce the market value of such class of grantor trust certificates and may affect your ability to sell them.

The Holders of the Underlying Securities Will Share Voting Rights with the Grantor Trust Certificates in the Underlying Transactions
Pursuant to the pooling and servicing agreements and/or indenture, as applicable, for the  securities issued by the underlying trusts, each of the underlying securities will share certain voting rights with the holders of the other securities issued pursuant to the related pooling and servicing agreement and/or indenture, as applicable. Those voting rights include the ability to :

•  amend, under certain circumstances, the related pooling and servicing agreement and/or indenture, as applicable;

•  remove the related trustee;

•  waive certain events of default by the related master servicer; and

•  direct the related trustee to take certain actions in respect of the related securities.

The grantor trust trustee as holder of the underlying securities will vote as directed by the holders of the related grantor trust certificates.

Recent Developments in the Residential Mortgage Market May Adversely Affect the Market Value of the Grantor Trust Certificates
Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of the grantor trust certificates.

Securities backed by residential mortgage loans, or RMBS Securities, originated in 2006 and 2007 have had a higher and earlier than expected rate of delinquencies. Additionally, there may be evidence that other earlier vintages of RMBS Securities are not performing well. Many RMBS Securities, include those from securitizations of the sponsor, have been downgraded by the rating agencies during the past few months. As a result, the market for the underlying securities and, consequently, the grantor trust certificates, may be adversely affected for a significant period of time.

The increase in delinquencies described above has not been limited to “subprime” mortgage loans, which are made to borrowers with impaired credit.  The increase in delinquencies has also affected “alt-A” mortgage loans, which are made to borrowers with limited documentation, and also “prime” mortgage loans, which are made to borrowers with excellent credit who provide full documentation.

In recent months housing prices and appraisal values in many states have declined or stopped appreciating, after extended periods of significant appreciation. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans whose aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.

Another factor that may in the future contribute to higher delinquency rates is the potential increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable payment mortgage loans may be exposed to increased monthly payments if the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, in effect during the initial period of the mortgage loan to the rate computed in accordance with the applicable index and margin. This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, after the initial fixed rate period, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans and an increase in default on their obligations.
Current market conditions may impair borrowers’ ability to refinance or sell their properties, which may contribute to higher delinquency and default rates. Borrowers seeking to avoid increased monthly payments by refinancing may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance. Borrowers who intended to sell their homes or refinance their existing mortgage loan on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their property for an amount equal to or greater than the unpaid principal balance of their loans or obtain new financing. In addition, some mortgage loans may include prepayment premiums that would further inhibit refinancing.

Recently, a number of originators of mortgage loans have experienced serious financial difficulties and, in many cases, have entered bankruptcy proceedings. These difficulties have resulted in part from declining markets for their mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults or for breaches of representations regarding loan quality. In addition to the reduction of the number of originators, a rising interest rate environment and declining real estate values may decrease the number of borrowers seeking or able to refinance their mortgage loans, resulting in a decrease in overall originations.

Various federal, state and local regulatory authorities have taken or proposed actions that could hinder the ability of the master servicer to foreclose promptly on defaulted mortgage loans. Any such actions may adversely affect the performance of the loans and the yield on and value of the underlying securities and the grantor trust certificates.

You are encouraged to consider that the general market conditions discussed above may adversely affect the performance and market value of your securities.

Credit Scores Are Not an Indicator of Future Performance of Borrowers
Investors are encouraged to be aware that credit scores of borrowers with respect to the mortgage loans underlying the underlying securities are based on past payment history of such borrowers.  Investors are encouraged not to rely on credit scores as an indicator of future borrower performance.

Suitability of the grantor trust certificates as investments
The grantor trust certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date.  The grantor trust certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

MORTGAGE POOL

As described in the Underlying Offering Documents, the mortgage loans were transferred and assigned to the trustee of the related underlying trust fund on the date of issuance of the related underlying securities, or the issue date.

For information about each underlying mortgage pool as of the issue date, investors should review the related Underlying Offering Document.  For information about each underlying mortgage pool as of the closing date, investors should review the related Annex to this prospectus supplement.

STATIC POOL INFORMATION

The depositor will provide static pool information, material to this offering, with respect to each of the underlying certificates at http://www.bearstearns.com/transactions/sami_ii/bsaat2007-1/, http://www.bearstearns.com/transactions/sami_ii/bsarm2007-5/ and at http://www.countrywidedealsdata.com/?CWDD=01200706 (with respect to the Countrywide Home Loans, Inc. information provided in the last link, investors are directed to: Issue Year Filter/As Applicable, Payment Type Filter/ARM, NegAm Flag Filter/NO and AltDeal Flag Filter/NO).  With respect to the grantor trust certificates, there are no substantially similar prior resecuritizations by the sponsor that would provide material static pool information.

Information provided through the internet addresses above will not be deemed to be a part of this prospectus supplement, the base prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) any period before January 1, 2006.

THE ISSUING ENTITY

Bear Stearns Structured Products Inc. Trust 2007-R6 is a common law trust formed under the laws of the State of New York pursuant to the grantor trust agreement. The grantor trust agreement constitutes the “governing instrument” under the laws of the State of New York. After its formation, the issuing entity will not engage in any activity other than (i) acquiring and holding the underlying securities and the other assets of the issuing entity and proceeds therefrom, (ii) issuing the grantor trust certificates, (iii) making payments on the grantor trust certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The foregoing restrictions are contained in the grantor trust agreement. For a description of other provisions relating to amending the grantor trust agreement, please see “The Agreements—Amendment” in the prospectus.

The assets of the issuing entity will consist of the underlying securities and certain related assets.

The issuing entity’s fiscal year end is December 31.

THE DEPOSITOR

The depositor, Structured Asset Mortgage Investments II Inc., was formed in the state of Delaware on June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

The depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007 it has been involved in the issuance of securities backed by residential mortgage loans in excess of $153,129,931,188.  In conjunction with the sponsor’s acquisition of mortgage loans, the depositor will execute a mortgage loan purchase agreement through which the loans will be transferred. These loans are subsequently deposited in a common law or statutory trust, described in this prospectus supplement, which will then issue the certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the depositor will have no duties or responsibilities with respect to the pool assets or the securities other than any obligations with respect to the filing of any reports under the Exchange Act as set forth in the Agreement.

The depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-2000.

THE SPONSOR

The Sponsor, EMC Mortgage Corporation, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the depositor and the underwriter. The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans. Loans are purchased on a bulk and flow basis. The Sponsor is one of the United States’ largest purchasers of scratch and dent, sub-performing and non-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government. Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”). Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase. Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws. Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999. The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio Of Loans	Number	Total Portfolio Of Loans	Number	Total Portfolio Of Loans	Number	Total Portfolio Of Loans
Alt-A Arm	44,821	$11,002,497,283.49	44,821	$11,002,497,283.49	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	$4,005,790,504.28	15,344	$4,005,790,504.28	11,514	2,752,302,975.51	8,236	$2,075,303,106.07
Heloc	-	$-	-	$-	18,730	1,280,801,433.05	15,042	$1,017,791,517.28
Prime ARM	30,311	$11,852,710,960.78	30,311	$11,852,710,960.78	7,050	3,481,137,519.89	7,682	$3,862,873,812.85
Prime Fixed	1,035	$509,991,605.86	1,035	$509,991,605.86	6,268	1,313,449,131.86	1,972	$1,010,954,509.35
Prime Short Duration ARM (Incl. Neg-Am ARM)	23,326	$7,033,626,375.35	23,326	$7,033,626,375.35	61,973	23,396,979,620.82	22,178	$8,446,018,065.76
Reperforming	2,802	$311,862,677.46	2,802	$311,862,677.46	1,084	115,127,847.83	-	$-
Seconds	14,842	$659,832,093.32	14,842	$659,832,093.32	116,576	6,697,082,133.33	24,405	$1,600,581,704.33
Subprime	98,426	$13,051,338,552.19	98,426	$13,051,338,552.19	60,796	11,394,775,124.07	29,857	$6,488,993,035.10
Totals	230,907	$48,427,650,052.73	230,907	$48,427,650,052.73	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a “step-down” trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the related certificates, from the certificate with the highest credit rating to the one with the lowest rating. In addition, with respect to one securitization organized by the sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices. The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws. The Sponsor is cooperating with the FTC’s inquiry.

DESCRIPTION OF THE UNDERLYING SECURITIES

The sponsor will sell the underlying securities to the depositor on the closing date.  The depositor will transfer the underlying securities to the grantor trust trustee and cause the grantor trust certificates to be issued pursuant to a grantor trust agreement.

Unless specifically noted otherwise, any references in this prospectus supplement to the “underlying securities,” “group I underlying securities,” “group II underlying securities” and individual underlying securities are with respect to the related fractional interests of the securities (as provided on page S-2 of this prospectus supplement) actually included in the issuing entity.

Group I Underlying Securities

The Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, were issued by Bear Stearns ALT-A Trust 2005-8 on August 31, 2005.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1. Attached as Annex II to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security. Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.” You should carefully read such materials.  Only a fractional interest, equal to approximately 45.4503% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, is included in the issuing entity.

The Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, were issued by Bear Stearns ALT-A Trust 2005-9 on September 30, 2005.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1.  Attached as Annex III to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security.  Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.”  You should carefully read such materials.  Only a fractional interest, equal to 100% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, is included in the issuing entity.

The Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, were issued by Bear Stearns ALT-A Trust 2005-10 on December 30, 2005.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1.  Attached as Annex IV to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security.  Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.”  You should carefully read such materials.  Only a fractional interest, equal to approximately 56.9706% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, is included in the issuing entity.

Group II Underlying Securities

The Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, were issued by Bear Stearns ALT-A Trust 2006-3 on April 28, 2006.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1.  Attached as Annex V to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security.  Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.”  You should carefully read such materials.  Only a fractional interest, equal to approximately 11.7035% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, is included in the issuing entity.

The Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, were issued by Bear Stearns ALT-A Trust 2007-2 on March 30, 2007.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1.  Attached as Annex VI to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security.  Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.”  You should carefully read such materials.  Only a fractional interest, equal to approximately 37.5238% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, is included in the issuing entity.

The Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, were issued by Bear Stearns ARM Trust 2007-2 on June 29, 2007.  We have incorporated by reference into this prospectus supplement the related Underlying Offering Document, which sets forth certain information provided or made available to investors in the Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1.  Attached as Annex VII to this prospectus supplement is supplementary information (including the most recent remittance report) with respect to the aforementioned underlined security.  Additional remittance reports may be available at the grantor trust trustee’s internet website initially located at “www.ctslink.com.”  You should carefully read such materials.  Only a fractional interest, equal to approximately 19.8816% of the current aggregate principal balance, in the Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, is included in the issuing entity.

Each of the underlying securities and the related underlying mortgage loans are further described in the related Underlying Offering Document.  Each and every description of the related underlying security or any documents related thereto contained in this prospectus supplement is subject to, and is qualified in its entirety by reference to, the related Underlying Offering Document.

The underlying securities are entitled to payments of interest and principal, as described in the Underlying Offering Documents.  Each of the underlying securities bears interest at a variable rate as described in the Underlying Offering Document.

Optional Termination

On any underlying distribution date on which the aggregate scheduled principal balance of the related underlying mortgage loans is less than a certain percentage (as indicated in the related Underlying Offering Document) of the aggregate unpaid principal balance of the related underlying mortgage loans as of the underlying cut-off date, the depositor (or its designee) for the related underlying transaction may, subject to certain conditions, purchase all outstanding related mortgage loans in the pool and thereby effect early retirement of the related underlying securities. See the Underlying Offering Documents for additional information on optional termination of the underlying trusts.  The exercise of this option will be in the depositor’s or its designee’s sole discretion.  Proceeds from such purchases will be distributed to holders of the grantor trust certificates to the extent distributed to the related underlying securities.

Incorporation of Certain Documents by Reference

The following documents (collectively, the “Underlying Offering Documents”) are incorporated by reference into this prospectus supplement:

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated August 29, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-25.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1243106/000112528205004595/b408609_424b5.txt.

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated September 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-30.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1243106/000112528205005084/b409035_424b5.txt.

•
The Prospectus dated December 20, 2004, Prospectus Supplement dated December 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-45.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1243106/000112528205006818/b410879_424b.txt.

•
The Prospectus dated March 28, 2006, Prospectus Supplement dated April 27, 2006, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-132232-03.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1358934/000106823806000415/bsalta2006-3base_424b5.htm.

•
The Prospectus dated March 20, 2007, Prospectus Supplement dated March 29, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-140247-02.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1389350/000106823807000455/bsalta2007-2_supp.htm.

•
The Prospectus dated June 28, 2007, Prospectus Supplement dated June 28, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-140247-09.  These documents are available at the following links:  http://sec.gov/Archives/edgar/data/1391374/000088237707001835/d684659.htm.

The Underlying Offering Documents are or will be delivered along with this prospectus supplement, including by means of the foregoing link to the extent that this prospectus supplement is delivered electronically.

These documents, together with the annexes to this prospectus supplement, contain information about the underlying securities which is required to be provided in connection with this offering, in accordance with Item 1112 of Regulation AB.

There are incorporated into this prospectus supplement by reference all documents subsequently filed or caused to be filed by Structured Asset Mortgage Investments II Inc. relating to the underlying securities pursuant to Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the grantor trust certificates.

DESCRIPTION OF THE GRANTOR TRUST CERTIFICATES

The following summaries describing certain provisions of the Class I-A-1, Class I-A-2, Class II-A-1 and Class II-A-2 Certificates (collectively referred to as “grantor trust certificates”) do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Underlying Offering Documents.

The Class I-A-1 Certificates and Class I-A-2 Certificates are collectively referred to as the “group I grantor trust certificates.”  The Class II-A-1 Certificates and Class II-A-2 Certificates are collectively referred to as the “group II grantor trust certificates.”

General

The grantor trust certificates will evidence in the aggregate the entire beneficial ownership interest in the issuing entity.  The issuing entity will consist of:

•	the underlying securities;

•	the Certificate Account;

•	the rights to enforce the representations and warranties made by the depositor with respect to the underlying securities; and

•	all proceeds of the foregoing.

Book-Entry Registration

The grantor trust certificates ("book-entry certificates," will initially be issued in fully registered form ("physical certificates,"), with a denomination that equals the initial principal amount of the grantor trust certificates and will initially be registered in the name of Cede & Co.

As a holder of interests in book-entry certificates, or beneficial owner, you may elect to hold your interests in these certificates through DTC in the United States, or Clearstream Banking, société anonyme, formerly known as Cedelbank SA, or Clearstream, or Euroclear, in Europe if you are a participant of their systems, or indirectly through organizations which are participants in their systems.  Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries which in turn will hold the positions in customers’ securities accounts in the depositaries’ names on the books of DTC.  Except as described below, no beneficial owner of the book-entry certificates will be entitled to receive a physical certificate representing its interest in the grantor trust certificates.  Unless and until physical certificates are issued, it is anticipated that the only holder of the book-entry certificates will be Cede & Co., as nominee of DTC.  Beneficial owners will not be holders as that term is used in the grantor trust agreement.

The beneficial owner’s ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner’s account for that purpose. In turn, the financial intermediary’s ownership of the book-entry certificates will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner’s financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

Beneficial owners will receive all payments of principal and interest on the book-entry certificates from the grantor trust trustee through DTC and DTC participants. While the book-entry certificates are outstanding, except under the circumstances described below, under the DTC rules, regulations and procedures, DTC is required to make book-entry transfers among participants on whose behalf it acts in connection with the book-entry certificates and is required to receive and transmit payments of principal and interest on the book-entry certificates.

Participants and indirect participants with whom beneficial owners have accounts for certificates are similarly required to make book-entry transfers and receive and transmit the payments on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess physical certificates, the DTC rules provide a mechanism by which beneficial owners will receive payments and will be able to transfer their interest.

Beneficial owners will not receive or be entitled to receive physical certificates representing their respective interests in the book-entry certificates, except under the limited circumstances described below.  Unless and until physical certificates are issued, beneficial owners who are not participants may transfer ownership of book-entry certificates only through participants and indirect participants by instructing the participants and indirect participants to transfer the book-entry certificates, by book-entry transfer, through DTC for the account of the purchasers of the book-entry certificates, which account is maintained with their respective participants.  Under the DTC rules and in accordance with DTC’s normal procedures, transfers of ownership of certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

Under a book-entry format, beneficial owners may experience delays in their receipt of payments, since distributions of principal and interest will be made by the grantor trust trustee to Cede & Co., as nominee for DTC.  Payments on book-entry certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system’s rules and procedures, to the extent received by the relevant depositary. The payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations.  Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the depositary system, or otherwise take actions relating to the book-entry certificates, may be limited due to the lack of physical certificates.  In addition, issuance of the book-entry certificates may reduce the liquidity of such certificates in the secondary market since some potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

DTC has advised the grantor trust trustee that, unless and until physical certificates are issued, DTC will take any action permitted to be taken by a certificateholder under the grantor trust agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the book-entry certificates. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by certificateholders under the grantor trust agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect the actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some certificates which conflict with actions taken relating to other certificates.

Physical certificates will be issued to beneficial owners or their nominees, respectively, rather than to DTC or its nominee, only upon the events specified in the grantor trust agreement.  Such events may include the following: (1) the depositor advises the grantor trust trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as clearing agency with respect to the book-entry certificates and the depositor is unable to locate a qualified successor within 30 days or (2) after the occurrence of a default, certificateholders representing not less than 51% of the aggregate current principal amount of the applicable securities advise the grantor trust trustee and DTC through participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the certificateholders.

Upon its receipt of notice of the occurrence of any event described in the immediately preceding paragraph, the grantor trust trustee is required to request that DTC notify all beneficial owners through its participants of the availability of physical certificates.  Upon surrender by DTC of the physical certificates representing the book-entry certificates and receipt of instructions for re-registration, the grantor trust trustee will reissue the book-entry certificates as physical certificates issued in the respective principal amounts owned by individual beneficial owners, and thereafter the grantor trust trustee will recognize them as certificateholders under the grantor trust agreement.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform the procedures and the procedures may be discontinued at any time. See Annex I to this prospectus supplement.

The depositor and the grantor trust trustee will have no liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

For additional information regarding DTC, Clearstream, Euroclear and the grantor trust certificates, see "Description of the Securities—Form of Securities" and "—Global Securities" in the prospectus.

Upon the issuance of physical certificates registered in the name of persons other than Cede & Co., distributions will be made by the grantor trust trustee to the persons in whose names such certificates are registered at the close of business on each record date, which will be the last business day of the month preceding the month in which the related distribution date occurs.  These distributions will be made by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer, provided, however, that the final payment in respect of the grantor trust certificates will be made only upon presentation and surrender of the respective certificates at the office or agency of the grantor trust trustee specified in the notice to certificateholders of such final payment.

Physical certificates, if any, will be transferable and exchangeable on a certificate register to be maintained by the grantor trust trustee at the office or agency of the grantor trust trustee maintained for that purpose.  Physical certificates surrendered to the grantor trust trustee for registration of transfer or exchange must be accompanied by a written instrument of transfer in form satisfactory to the grantor trust trustee.  No service charge may be made for any registration of transfer or exchange of physical certificates, but payment of a sum sufficient to cover any tax or other governmental charge may be required.  The office or agency of the grantor trust trustee for such purposes is currently located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

A "business day" is generally any day other than a Saturday, a Sunday or a day on which the Federal Reserve is closed or on which banking institutions in New York City or in any jurisdiction in which the grantor trust trustee is located are obligated by law or executive order to be closed.

The grantor trust certificates will not be listed on any securities exchange or quoted in the automated quotation system of any registered securities association. As a result, investors in the grantor trust certificates may experience limited liquidity.  See “Risk Factors—The Absence of a Secondary Market May Interfere with Your Ability to Resell Your Certificates” in this prospectus supplement.

Available Funds

“Group I Available Funds” will be an amount equal to the aggregate of the following (without duplication):

•	all current and previously undistributed payments on account of principal and interest received by the grantor trust trustee with respect to the group I underlying securities, and

•	the purchase price received in connection with the group I underlying securities repurchased by the depositor under the grantor trust agreement.

“Group II Available Funds” will be an amount equal to the aggregate of the following (without duplication):

•	all current and previously undistributed payments on account of principal and interest received by the grantor trust trustee with respect to the group II underlying securities, and

•	the purchase price received in connection with the group II underlying securities repurchased by the depositor under the grantor trust agreement

Distributions on the Grantor Trust Certificates

The group I grantor trust certificates and group II grantor trust certificates will not be cross-collateralized.  The Group I Available Funds will only be distributed to the group I grantor trust certificates and the Group II Available Funds will only be distributed to the group II grantor trust certificates.

The “distribution dates” with respect to the grantor trust certificates will occur on the business day immediately following the underlying distribution date, beginning in September 2007.  The “underlying distribution date” with respect to every underlying security occurs on the 25th day of each month, or, if such day is not a business day, on the next succeeding business day.

On each distribution date, the grantor trust trustee will withdraw the Group I Available Funds from the Certificate Account and apply them to pay to the group I grantor trust certificates as follows:

(A)  to the Class I-A-1 Certificates and Class I-A-2 Certificates, on a pro rata basis, from amounts in respect of interest received on the related underlying securities, in respect of interest accrued on the group I grantor trust certificates during the related interest accrual period for that distribution date at the applicable pass-through rate on the current principal amount of such certificates immediately prior to that distribution date; and

(B)  to the Class I-A-1 Certificates and Class I-A-2 Certificates, on a pro rata basis, from amounts in respect of principal received on the related underlying securities, in reduction of the current principal amount of such certificates, until the current principal amount of each such certificate has been reduced to zero.

On each distribution date, the grantor trust trustee will withdraw the Group II Available Funds from the Certificate Account and apply them to pay to the group II grantor trust certificates as follows:

(A)  to the Class II-A-1 Certificates and Class II-A-2 Certificates, on a pro rata basis, from amounts in respect of interest received on the related underlying securities, in respect of interest accrued on the group II grantor trust certificates during the related interest accrual period for that distribution date at the applicable pass-through rate on the current principal amount of such certificates immediately prior to that distribution date; and

(B)  to the Class II-A-1 Certificates and Class II-A-2 Certificates, on a pro rata basis, from amounts in respect of principal received on the related underlying securities, in reduction of the current principal amount of such certificates, until the current principal amount of each such certificate has been reduced to zero.

The "current principal amount" of any grantor trust certificate as of any distribution date will equal that certificate’s initial principal amount on the closing date, as reduced by all amounts distributed on previous distribution dates on that certificate on account of principal and any realized losses allocated to such grantor trust certificate.

The current principal amount of the grantor trust certificates as a class will equal the sum of the current principal amounts of all grantor trust certificates of the same class.

Calculation of Interest

Interest will accrue during the preceding interest accrual period at its then applicable pass-through rate on the current principal amount of the grantor trust certificates immediately preceding the related distribution date.  Accrued interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

The "interest accrual period" for each distribution date will be a one-month period ending on the last day of the month preceding the month in which each distribution date occurs.

The "pass-through rate" on the grantor trust certificates is a per annum rate equal to the weighted average of the pass-through rates and/or the note interest rates, as applicable, of the related underlying securities.  Each of the underlying securities bears interest at an adjustable per annum rate, as further described herein and in the related Underlying Offering Document.

No interest will be payable with respect to the grantor trust certificates after the distribution date on which the outstanding current principal amount of the grantor trust certificates has been reduced to zero.

Allocation of Realized Losses

Realized losses represent the excess of the stated principal balance of a defaulted mortgage loan underlying the related underlying security over the net liquidation proceeds that are allocated to such underlying security.  On any distribution date, following distributions of Group I Available Funds to be made on that distribution date, any realized losses allocated to the group I underlying securities will first be allocated to the Class I-A-2 Certificates, until the current principal amount thereof has been reduced to zero, and then to the Class I-A-1 Certificates, until the current principal amount thereof has been reduced to zero.  On any distribution date, following distributions of Group II Available Funds to be made on that distribution date, any realized losses allocated to the group II underlying securities will first be allocated to the Class II-A-2 Certificates, until the current principal amount thereof has been reduced to zero, and then to the Class II-A-1 Certificates, until the current principal amount thereof has been reduced to zero.

YIELD AND PREPAYMENT CONSIDERATIONS

General

The yield to maturity and weighted average life of the grantor trust certificates will be affected by, among other things, the amount and timing of principal payments, including prepayments (for this purpose the term “prepayments” includes payments resulting from refinancing, liquidations, purchases by the original transferors or others and guaranty payments), and interest payments on the mortgage loans underlying the related underlying securities (the “mortgage loans”), the payment priorities and other characteristics of the related underlying securities, the purchase price paid for the grantor trust certificates and, if applicable, the occurrence of an optional termination with respect to any of the related underlying securities.  No representation is made as to the anticipated rate of prepayments on the related mortgage loans or the anticipated yield to maturity of the grantor trust certificates.  Prospective investors are urged to consider their own estimates as to the anticipated rate of future prepayments on the related mortgage loans and the suitability of the grantor trust certificates to their investment objectives.  If prevailing mortgage rates fall significantly below the mortgage rates on the related mortgage loans, such mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the mortgage rates on the mortgage loans.  Other factors affecting prepayments of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment, net equity in the mortgaged properties and servicing decisions.

Timing of Payments and Distributions. The timing and amount of payments, including prepayments, on the related mortgage loans may significantly affect an investor’s yield.  In general, the earlier a prepayment of principal on the related mortgage loans, the greater will be the effect on an investor’s yield to maturity on a related certificate.  As a result, the effect on an investor’s yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the grantor trust certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments on the mortgage loans underlying the related underlying securities.

Discounts and Premiums. In the case of any grantor trust certificates purchased at a discount, a slower than anticipated rate of principal payments, other things being equal, could result in an actual yield that is lower than the anticipated yield.  In the case of any grantor trust certificates purchased at a premium, a faster than anticipated rate of principal payments, other things being equal, could result in an actual yield that is lower than the anticipated yield.

Reinvestment Risk. Because the related underlying securities may be prepaid, it is not possible to predict the rate at which distributions on the grantor trust certificates will be received. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors in the grantor trust certificates will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on the grantor trust certificates. Yields on any such reinvestments may be lower, and may even be significantly lower, than yields on the grantor trust certificates. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a greater rate of return of principal to investors at a time when reinvestment at comparable yields may not be possible.

Class I-A-2 Certificates and Class II-A-2 Certificates.  You should be aware that, to the extent realized losses are allocated to the related underlying securities, such realized losses will first be allocated to the Class I-A-2 Certificates or Class II-A-2 Certificates, as applicable, prior to their allocation to the Class I-A-1 Certificates or II-A-1 Certificates, respectively.

Final Distribution Date.

The “Final Distribution Date” for distributions on the group I grantor trust certificates and group II grantor trust certificates will be the distribution dates occurring in January 2036 and December 2046, respectively.  The Final Distribution Date for each group of grantor trust certificates is the distribution date on which the latest possible final distribution on the related underlying securities is scheduled to be made.  Since the rate of payment (including prepayments) of principal on the mortgage loans underlying the underlying securities can be expected to exceed the rate of payments used in calculating such final scheduled distribution, the date of the related final distribution on the grantor trust certificates is expected to be earlier, and could be substantially earlier, than the related Final Distribution Date.  See "The Grantor Trust Agreement–Termination" in this prospectus supplement.

General Assumptions.  The significance of the effect of losses realized on and principal prepayments on the mortgage loans relating to the related underlying securities is reflected in the tables below. Specifically, the tables indicate the weighted average lives of the grantor trust certificates at varying percentages of CPR (as defined below) and the sensitivity of the yield to maturity on the grantor trust certificates to varying levels of default by projecting the monthly aggregate cashflows on such grantor trust certificates and computing the corresponding pre-tax yield to maturity on a corporate bond equivalent basis. There can be no assurance that actual default or loss severity experience will not be worse than that reflected in the loss assumptions. The tables reflect the modeling assumptions described below for the grantor trust certificates.

Prepayment Assumptions

Prepayments on mortgage loans are commonly measured relative to a standard prepayment model. The prepayment assumption model used in this prospectus supplement (“CPR”) represents an assumed constant rate of prepayment in each month relative to the then outstanding principal balance of a pool of mortgage loans. A prepayment assumption of 30% CPR assumes prepayment of the then outstanding principal balance of such mortgage loans at an annual constant rate of 30%.

There is no assurance that actual prepayments of the related mortgage loans will conform to any of the percentages of CPR described in the Pre-Tax Yield to Maturity tables below. Among other things, the tables assume that the mortgage loans will prepay at the indicated percentages of CPR, notwithstanding the fact that such mortgage loans will prepay at an assumed or constant rate or that all of the mortgage loans will prepay at the same rate, particularly because the characteristics of such mortgage loans vary considerably within the related underlying transaction. To the extent that the mortgage loans actually included in the related underlying transaction prepay at rates that differ from those assumed in preparing the tables, the grantor trust certificates are likely to have yield and weighted average lives different from those indicated.

Default Assumptions

For purposes of preparing the tables, a Constant Default Rate model (“CDR”) has been used. CDR represents a constant assumed rate of payment default each month relative to the then-outstanding principal balance of a pool of mortgage loans. CDR does not purport to be either an historical description of the default experience of any pool of mortgage loans or a prediction of the anticipated rate of defaults on any pool of mortgage loans. The rate and extent of actual defaults and losses experienced on the mortgage loans are likely to differ from those assumed, and may differ significantly. A default rate of 1.0% CDR assumes a default in the payment of the then-outstanding performing balance of a pool of mortgage loans at an annual rate of 1.0% which remains in effect through the remaining lives of the mortgage loans.

Pre-tax yield to maturity for the grantor trust certificates were calculated by determining the monthly discount rates which, when applied to the assumed stream of cashflows to be paid on such grantor trust certificates, would cause the discounted present value of such assumed stream of cashflows to equal the assumed purchase price, and converting such monthly rates to corporate bond equivalent rates. For purposes of preparing the tables, the following assumptions (the “Modeling Assumptions”) have been used:

(i) the related mortgage loans have characteristics such as the outstanding principal balances, remaining terms to stated maturity, original terms to stated maturity, and interest rates, among others, and are as of their respective July 2007 scheduled payment dates, provided in tape form by third-party market sources;

(ii) the levels of One-Month LIBOR, Six-Month LIBOR, One-Year LIBOR and One-Year Treasury vary monthly;

(iii) all scheduled monthly payments on the related mortgage loans are due on the first day of each month, and, except as provided in clauses (v) and (xvi) below, will be timely received on the first day of each month, commencing in September 2007;

(iv) the assumed aggregate purchase price for the grantor trust certificates is that specified in the tables;

(v) defaults occur commencing with the payment due in August 2007 and any realized losses on the mortgage loans occur in the month in which a default occurs with respect to such mortgage loans;

(vi) the closing date is August 31, 2007;

(vii) all days are business days for purposes of the underlying securities and business days for purposes of the grantor trust certificates;

(viii) distributions made on the underlying securities will be used to make payments on the grantor trust certificates commencing in September 2007 and any amounts distributed to the underlying securities prior to September 2007 will not be included in the trust;

(ix) there are no ongoing expenses of the issuing entity with respect to the grantor trust certificates;

(x) the scheduled monthly payments on the mortgage loans are calculated on their respective principal balances (prior to giving effect to prepayments received thereon during the related prepayment period), interest rates and remaining terms to maturity such that the mortgage loans will fully amortize by their remaining maturities;

(xi) all principal prepayments constitute prepayments in full of the mortgage loans and are received on the last day of each month commencing in July 2007;

(xii) there are no interest shortfalls applicable to the mortgage loans;

(xiii) no optional redemption of any underlying trust is effected;

(xiv) no events of default as defined in any Underlying Offering Documents or the grantor trust agreement occur;

(xv) no mortgage loan or underlying security is subject to repurchase or substitution;

(xvi) defaults on the mortgage loans will be incurred in July 2007 (with respect to the underlying distribution date in August 2007) only, with respect to (i) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, the percentage of CDR is 3.5540%, (ii) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, the percentage of CDR is 3.6971%, (iii) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, the percentage of CDR is 6.9648%, (iv) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, the percentage of CDR is 7.5262%, (v) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, the percentage of CDR is 0.4063% and (iv) Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, the percentage of CDR is 0.0000%; provided that future cashflows with respect to all mortgage loans in the underlying trusts that, as of August 31, 2007, are 90 or more days delinquent or in foreclosure or are real estate owned, are assumed to be zero;

(xvii) the mortgage loans will prepay monthly at the specified constant percentages of CPR; provided, however, that for the July 2007 payment, with respect to (i) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, the percentage of CPR is 17.3457%, (ii) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, the percentage of CPR is 18.2418%, (iii) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, the percentage of CPR is 14.3711%, (iv) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, the percentage of CPR is 14.6836%, (v) Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, the percentage of CPR is 15.2640% and (vi) Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, the percentage of CPR is 16.2689%;

(xiii) realized losses on the mortgage loans are based on a 100% Loss Severity Percentage;

(xix) the pass-through rates on the grantor trust certificates are equal to the weighted average of the pass-through rates or the note interest rates, as applicable, on the underlying securities; and

(xx) the senior prepayment percentage for each underlying transaction will not be reduced due to realized losses on the related underlying mortgage loans.

The underlying securities consist of securities listed on pages S-2 and S-10 of this prospectus supplement.

There may be discrepancies between the mortgage loans actually in the related underlying trusts and the assumptions made as to the characteristics of those mortgage loans in preparing the tables. The mortgage loans bearing different interest rates may prepay at different rates. It is unlikely that there will be no prepayments on the mortgage loans. Further it is unlikely that the mortgage loans will incur realized losses at any specified percentage of CDR or incur realized losses at a constant Loss Severity Percentage. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the yield to maturity of the underlying securities and consequently of the grantor trust certificates are likely to be different and the weighted average lives of underlying securities and consequently of the grantor trust certificates may be longer or shorter than those indicated.

Percent of Initial Principal Amount Outstanding at the
Following CPR Percentages

	Class I-A-1 Certificates and Class I-A-2 Certificates
	5%	15%	25%	40%	55%
Distribution Date
Initial Percentage	100	100	100	100	100
August 2008	93	82	71	55	39
August 2009	87	68	51	29	13
August 2010	82	56	36	14	1
August 2011	78	46	25	5	0
August 2012	73	38	16	*	0
August 2013	68	31	10	0	0
August 2014	64	25	6	0	0
August 2015	60	21	4	0	0
August 2016	56	17	2	0	0
August 2017	52	14	1	0	0
August 2018	48	11	*	0	0
August 2019	44	9	0	0	0
August 2020	40	7	0	0	0
August 2021	37	5	0	0	0
August 2022	33	4	0	0	0
August 2023	30	3	0	0	0
August 2024	27	2	0	0	0
August 2025	24	1	0	0	0
August 2026	21	1	0	0	0
August 2027	18	*	0	0	0
August 2028	15	0	0	0	0
August 2029	13	0	0	0	0
August 2030	10	0	0	0	0
August 2031	7	0	0	0	0
August 2032	5	0	0	0	0
August 2033	3	0	0	0	0
August 2034	*	0	0	0	0
August 2035	0	0	0	0	0
Weighted Average Life to Maturity (years)**	11.40	4.90	2.72	1.52	0.98

(*)	Indicates a number that is greater than zero but less than 0.5%.

(**)        The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Current Principal Amount by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Current Principal Amount described in (i) above.

Percent of Initial Principal Amount Outstanding at the
Following CPR Percentages

	Class II-A-1 Certificates and Class II-A-2 Certificates
	5%	15%	25%	40%	55%
Distribution Date
Initial Percentage	100	100	100	100	100
August 2008	93	82	72	55	40
August 2009	88	68	51	31	15
August 2010	83	57	37	17	5
August 2011	78	47	27	9	1
August 2012	73	39	20	4	0
August 2013	69	33	14	2	0
August 2014	65	27	10	1	0
August 2015	61	23	7	0	0
August 2016	57	19	5	0	0
August 2017	53	16	3	0	0
August 2018	49	13	2	0	0
August 2019	45	10	1	0	0
August 2020	42	8	*	0	0
August 2021	38	6	0	0	0
August 2022	35	5	0	0	0
August 2023	32	4	0	0	0
August 2024	29	3	0	0	0
August 2025	26	2	0	0	0
August 2026	23	1	0	0	0
August 2027	20	1	0	0	0
August 2028	17	*	0	0	0
August 2029	15	0	0	0	0
August 2030	12	0	0	0	0
August 2031	10	0	0	0	0
August 2032	8	0	0	0	0
August 2033	5	0	0	0	0
August 2034	3	0	0	0	0
August 2035	1	0	0	0	0
August 2036	0	0	0	0	0
Weighted Average Life to Maturity (years)**	11.79	5.14	2.98	1.66	1.06

(*)	Indicates a number that is greater than zero but less than 0.5%.

(**)        The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Current Principal Amount by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Current Principal Amount described in (i) above.

THE GRANTOR TRUST AGREEMENT

General

The grantor trust certificates will be issued pursuant to the grantor trust agreement. Reference is made to the prospectus for important information additional to that set forth herein regarding the terms and conditions of the grantor trust agreement and the grantor trust certificates. The depositor will file the grantor trust agreement with the Securities and Exchange Commission in a report on Form 8-K following the closing date.

Voting Rights

With respect to any date of determination, the voting rights will be allocated among the grantor trust certificates based upon their respective current principal amounts.  The grantor trust trustee, as holder of the underlying securities, may be asked to vote on issues arising under the underlying pooling and servicing agreement and/or the indenture, as applicable.  If so, the grantor trust trustee will vote the underlying securities as instructed by the holders of the related grantor trust certificates evidencing more than 50% of the aggregate current principal amount of the related grantor trust certificates.

Assignment of Underlying Securities

At the time of issuance of the grantor trust certificates, the depositor will cause the underlying securities to be assigned to the grantor trust trustee.  The depositor will represent, among other things, that as of the closing date (i) it is the owner of the underlying securities free and clear of any lien or adverse interests of any person and (ii) that it has acquired its ownership in the underlying securities in good faith without notice of any adverse claim.

Upon discovery or receipt of notice by either the depositor or the grantor trust trustee of a breach of any of the representations and warranties regarding the underlying securities which materially and adversely affects the interests of the holders of the grantor trust certificates, the depositor or the grantor trust trustee, the party discovering such breach will give prompt notice to the other.  Within thirty days of the earlier of either discovery by or notice to the depositor of any such breach, the depositor shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the depositor shall, at the election of holders of more than 50% of the current principal amount of the related grantor trust certificates, repurchase the underlying securities affected by the breach at a repurchase price equal to the outstanding principal amount thereof as of the date of repurchase plus accrued interest thereon.

The Certificate Account

The grantor trust trustee as holder of the underlying securities will cause all distributions received by it on the underlying securities, from whatever source, to be deposited directly into one or more accounts held in trust by the grantor trust trustee for the benefit of the certificateholders (such accounts referred to collectively herein as the “Certificate Account”).  The grantor trust trustee will be entitled to any investment income earned on distributions on the underlying securities pending distribution to the holders of the grantor trust certificates.

Reports to Certificateholders

On each distribution date, the grantor trust trustee will make available to each holder of the grantor trust certificates, the depositor and the rating agencies, a statement setting forth certain information with respect to the composition of the payment being made and certain other information relating to the grantor trust certificates and the related underlying securities.

The grantor trust trustee will make that statement available via the grantor trust trustee’s internet website. The grantor trust trustee’s internet website will initially be located at “www.ctslink.com.”  Assistance in using the website can be obtained by calling the grantor trust trustee’s customer service desk at 800-846-4526.  Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The grantor trust trustee will have the right to change the way these reports are distributed in order to make the distribution more convenient and/or more accessible to the above parties, and the grantor trust trustee will provide timely and adequate notification to all above parties regarding any such changes.

In addition, the grantor trust trustee promptly will furnish or otherwise make available to the depositor and, upon request, to the certificateholders, copies of any notices, statements, reports or other written information received by the grantor trust trustee in its capacity as the holder of the underlying securities.

Furthermore, upon written request within a reasonable period of time after the end of each calendar year, the grantor trust trustee, pursuant to the grantor trust agreement, will prepare and deliver to each holder of a grantor trust certificate of record during the previous calendar year a statement containing aggregate payment information necessary to enable holders of the grantor trust certificates to prepare their tax returns.  These statements will not have been examined and reported upon by an independent public accountant.

The grantor trust trustee will make available to the certificateholders copies of any written communications received regarding matters arising that require action by holders of the underlying securities.  However, you must make your own determination as to what rights you may have from time to time under the related underlying pooling and servicing agreements or indenture, as applicable, and whether to direct the trustee to exercise any such rights.

Amendments

The grantor trust agreement may be amended by the depositor and the grantor trust trustee, without the prior written consent of any certificateholder (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the grantor trust agreement that are not materially inconsistent with other provisions of the grantor trust agreement and (iv) to make such modifications as may be required in connection with a repurchase of the underlying securities permitted under the grantor trust agreement; provided, however, that such amendment will not, as evidenced by an opinion of counsel delivered to the grantor trust trustee, adversely affect in any material respect the interests of any certificateholder.  The Agreement may also be amended by the depositor and the grantor trust trustee and the holders of the grantor trust certificates evidencing more than 50% of the aggregate principal amount of the grantor trust certificates (the “Majority Certificateholders”) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the grantor trust agreement or modifying in any manner the rights of certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, amounts required to be distributed on any grantor trust certificate without the consent of the holder of such grantor trust certificate; (ii) modify the provisions of the section of the grantor trust agreement governing amendments of the grantor trust agreement, without the consent of the holders of all grantor trust certificates; or (iii) be made unless the grantor trust trustee has received an opinion of counsel (at the expense of the party seeking such amendment) that such amendment will not adversely affect the status of the issuing entity as a grantor trust for federal income tax purposes.

Certificateholder Action

No certificateholder will have any right to institute any action, suit or proceeding in equity or at law upon or under or with respect to the grantor trust agreement unless such holder previously has given to the grantor trust trustee and the depositor a written notice of default and unless also the Majority Certificateholders have made written request upon the grantor trust trustee to institute such action, suit or proceeding in its own name as grantor trust trustee under the grantor trust agreement and have offered to the grantor trust trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred, and the grantor trust trustee, for 30 days after its receipt of such notice, request and offer of indemnity, will have neglected or refused to institute any such action, suit or proceeding.

Evidence as to Compliance

On or before March 15 of each year in which a report on Form 10-K is required to be filed with the Securities and Exchange Commission for this transaction, beginning in 2008, the grantor trust trustee will provide to the depositor a report on an assessment of compliance with the applicable minimum servicing criteria established in Item 1122(d) of Regulation AB (the “AB Servicing Criteria”).  The AB Servicing Criteria include specific criteria relating to the following areas:  general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration.  Such report will indicate that the applicable AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The grantor trust trustee will deliver, along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the applicable AB Servicing Criteria.

Copies of the annual reports of assessment of compliance and attestation reports, unless available on the grantor trust trustee’s website, may be obtained by certificateholders without charge upon written request to the grantor trust trustee at the address indicated below.  These items will be filed with the issuing entity’s annual report on Form 10-K.

Termination

The respective obligations of the grantor trust trustee and the depositor created by the grantor trust agreement will terminate upon the later of:

(i)  the making of the final payment on or other liquidation of the last underlying security; and

(ii)  the payment to certificateholders of all amounts required to be paid to them pursuant to the grantor trust agreement.

Indemnification of the Grantor Trust Trustee; Fees and Expenses

The fees and expenses incurred by the grantor trust trustee in connection with its duties under the grantor trust agreement will not be reimbursable from the issuing entity and, instead, will be reimbursed pursuant to a separate fees and expenses agreement between the grantor trust trustee and Bear, Stearns & Co. Inc.

The grantor trust trustee and its directors, officers, employees and agents, will be indemnified by Bear, Stearns & Co. Inc. against any loss, liability or expense arising out of or incurred in connection with, the exercise and performance of any powers and duties under the grantor trust agreement, the grantor trust certificates and the underlying securities, with certain exceptions described in the grantor trust agreement.  The grantor trust trustee and its directors, officers, employees and agents will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the obligations and duties of the grantor trust trustee.

Certain Matters Regarding the Grantor Trust Trustee

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) will act as the grantor trust trustee under the grantor trust agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally.  Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services.  The depositor and the sponsor may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank’s assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank’s data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures

Wells Fargo Bank serves or has served within the past two years as loan file custodian for various mortgage loans owned by the sponsor or an affiliate of the sponsor.

Wells Fargo Bank has provided corporate trust services since 1934.  Wells Fargo Bank acts as a trustee for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.  As of June 30, 2007, Wells Fargo Bank was acting as trustee on approximately 1,615 series of residential mortgage-backed securities with an aggregate principal balance of approximately $346,844,000,000.

Under the terms of the grantor trust agreement, Wells Fargo Bank is responsible for securities administration, which includes distribution calculations and the preparation of monthly distribution reports.  As grantor trust trustee, Wells Fargo Bank is responsible for the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The grantor trust trustee may at any time resign and be discharged from its duties as grantor trust trustee by giving 30 days’ written notice thereof to the depositor and the certificateholders.  Upon receiving such notice of resignation, the depositor shall promptly appoint a successor grantor trust trustee.  If no successor grantor trust trustee has been so appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning grantor trust trustee may petition any court of competent jurisdiction for the appointment of a successor grantor trust trustee.  If at any time the grantor trust trustee fails to meet the eligibility requirements or is incapable of acting, or certain insolvency events occur, then the depositor shall remove the grantor trust trustee and appoint a successor grantor trust trustee.  The Majority Certificateholders may at any time remove the grantor trust trustee and appoint a successor grantor trust trustee.  No resignation, discharge or removal of the grantor trust trustee will become effective until a successor grantor trust trustee shall have assumed the grantor trust trustee’s responsibilities and obligations under the grantor trust agreement.

FEDERAL INCOME TAX CONSIDERATIONS

Classification of the Issuing Entity

Upon the issuance of the grantor trust certificates, Thacher Proffitt & Wood LLP, counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the pooling agreement without any waiver thereof, the issuing entity will be classified for federal income tax purposes as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and not as an association taxable as a corporation, a taxable mortgage pool or a partnership.

Taxation of Holders of Grantor Trust Certificates

General.  In accordance with the classification of the issuing entity as a grantor trust for federal income tax purposes, each holder of a grantor trust certificate will be treated for federal income tax purposes as owning an undivided interest in the related underlying securities. Accordingly, subject to the discussion below under “—Subordination Feature of the Grantor Trust Certificates,” each holder of a grantor trust certificate generally will be required to include in income its proportionate share of the gross income from (and may deduct its proportionate share of the losses and deductions attributable to) the related underlying securities at the same time and to the same extent as such items would be included in income or deducted if such holder had purchased and held directly such interest in the underlying securities. The Underlying Offering Documents for each of the underlying securities other than Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1 (the “Non-REMIC Notes”) state that such underlying security is a “regular interest” in a real estate mortgage investment conduit (“REMIC”) for federal income tax purposes, and the Underlying Offering Document for the Non-REMIC Notes states that such underlying security is indebtedness for federal income tax purposes and that such underlying security will be exchanged for a new note that represents a “regular interest” in a REMIC for federal income tax purposes upon the occurrence of certain events as described in such Underlying Offering Document, which exchange may result in gain or loss recognized by the issuing entity with respect to such underlying security; it is assumed for purposes of this discussion that such statements are correct. A general discussion of certain federal income tax considerations for a holder of each of the underlying securities may be found in the related Underlying Offering Document.  As a result of market discount, original issue discount or premium which may accrue with respect to a grantor trust certificate, the amount includible in income by a holder of a grantor trust certificate in any period may differ significantly from the amount distributable in respect of such certificate in such period.

A holder of a grantor trust certificate that is an individual, estate or trust (or certain other pass-through entities) will be allowed deductions for its share of the portion of the issuing entity’s expenses attributable to the related underlying securities only to the extent that the sum of those expenses and the holder’s other miscellaneous itemized deductions exceeds 2% of such holder’s adjusted gross income. In addition, the amount of itemized deductions otherwise allowable to a holder of a grantor trust certificate who is an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. Moreover, a holder of a grantor trust certificate that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). Such deductions will include fees, if any, paid or deemed paid to the trustee.

Original Issue Discount.  A holder of a grantor trust certificate that purchases such certificate at a cost less than the grantor trust certificate’s allocable portion of the remaining principal balance of a related underlying security will be required to include in gross income the grantor trust certificate’s daily portions of the allocable portion of any original issue discount with respect to such underlying security. Each such daily portion will be reduced, however, if the cost of the grantor trust certificate to the holder is in excess of the grantor trust certificate’s allocable portion of the “adjusted issue price” of such underlying security, approximately in proportion to the ratio which such excess bears to the grantor trust certificate’s allocable portion of the original issue discount remaining to be accrued on such underlying security.  See “Federal Income Tax Consequences—Grantor Trust Funds—Taxation of Owners of Grantor Trust Fractional Interest Certificates” in the prospectus.

Market Discount.  A holder of a grantor trust certificate may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent the holder is treated as purchasing an interest in a related underlying security at a “market discount,” that is, in the case of an underlying security issued with original issue discount, at a purchase price less than its adjusted issue price, or in the case of an underlying security issued without original issue discount, at a purchase price less than its remaining principal balance.  If the market discount exceeds a de minimis amount determined in accordance with the applicable rules, a holder generally will be required to include in income in each month the amount of the discount that has accrued through that month not previously included in income, but limited to the allocable share of the payment of principal on the underlying security that is received by, or, in the case of accrual basis holders, due to, the issuing entity in that month.  A holder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the grantor trust certificate to the holder) rather than including it on a deferred basis in accordance with the foregoing under rules.  Further, a holder may be required to defer a portion of its share of interest deductions attributable to any indebtedness incurred or continued to purchase or carry an interest in the related underlying security that is considered to have been purchased at a market discount, unless an election has been made to report market discount currently as it accrues. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. See “Federal Income Tax Consequences—Grantor Trust Funds—If Stripped Bond Rules Do Not Apply” in the prospectus.

Premium.  If a holder of a grantor trust certificate is treated as acquiring a related underlying security at a premium, that is, at a price in excess of the grantor trust certificate’s allocable portion of the remaining principal balance of such underlying security, the holder may elect under Section 171 of the Code to amortize such premium using a constant yield method. Amortizable premium is treated as an offset to interest income on such underlying security, rather than as a separate interest deduction. However, premium allocable to a related underlying security for which an amortization election is not made should be allocated among the payments of stated redemption price on such underlying security and be allowed as a deduction as these payments are made, or, for a holder using the accrual method of accounting, when the payments of stated redemption price are due.  See “Federal Income Tax Consequences—Grantor Trust Funds—If Stripped Bond Rules Do Not Apply” in the prospectus.

Sales of Certificates.  Upon a sale or exchange of a grantor trust certificate, a holder will recognize gain or loss in an amount equal to the difference between the amount realized for such grantor trust certificate and the adjusted basis of such certificate.  In the case of a grantor trust certificate held as a capital asset, such gain or loss generally will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and, in the case of banks and other financial institutions, except as provided under Section 582(c) of the Code.   The adjusted basis of a grantor trust certificate generally will be an amount equal to its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the grantor trust certificate.  See “Federal Income Tax Consequences—Grantor Trust Funds—Sales of Grantor Trust Certificates” in the prospectus.

Subordination Feature of the Grantor Trust Certificates.  Because the Class I-A-2 Certificates and the Class II-A-2 Certificates are subordinated to the Class I-A-1 Certificates and the Class II-A-1 Certificates, respectively, in respect of losses allocated to the underlying securities, as described in this prospectus supplement (the “subordination arrangement”), the timing, amount and character of the income, gain, deduction or loss that will be recognized by a holder of a grantor trust certificate may differ from that described above.  Such difference may be significant and may be affected by the manner in which the subordination arrangement is characterized for federal income tax purposes.

The proper tax characterization of the subordination arrangement is unclear. The subordination arrangement could be viewed for federal income tax purposes as a limited recourse guarantee written by the holders of the Class I-A-2 Certificates and the Class II-A-2 Certificates in favor of the holders of the Class I-A-1 Certificates and the Class II-A-1 Certificates, respectively. In such event, it is possible that holders of the Class I-A-1 Certificates and the Class II-A-1 Certificates could be viewed as paying a guarantee fee to the holders of the Class I-A-2 Certificates and the Class II-A-2 Certificates, respectively, though imputation of a substantial fee would not appear to be likely. Alternatively, the subordination arrangement could be treated as resulting in certain special allocations of income that would reflect the actual cash distributions to the holders of grantor trust certificates.  Other characterizations of the subordination arrangement may also be possible.  Certain characterizations of the subordination arrangement, including the imputation of a guarantee fee, would raise a number of complex tax issues and could result in material adverse tax consequences for tax-exempt holders, non-U.S. holders and various other categories of holders, depending on their particular circumstances.  Accordingly, holders of grantor trust certificates are urged to consult their own tax advisors regarding the subordination arrangement.

Grantor Trust Reporting

The grantor trust trustee will be responsible for income tax reporting in respect of the issuing entity.  Accordingly, the grantor trust trustee will make available to each holder of a grantor trust certificate with each distribution a statement setting forth certain information with respect to the composition of the payment being made and certain other information relating to the grantor trust certificates and the related underlying securities.  In addition, within a reasonable time after the end of each calendar year, the grantor trust trustee will furnish upon request to each person who was a holder of a grantor trust certificate at any time during that year, any customary factual information which the trustee deems necessary or desirable to enable holders of grantor trust certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so.  Because the timing and amount of income, gain, deduction and loss in respect to the grantor trust certificates are uncertain in various respects, there can be no assurance the IRS will agree with the issuing entity’s information reports of these items. Moreover, these information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to initial holders that purchased grantor trust certificates at the representative initial offering price used in preparing the reports.

The IRS has published regulations that establish a reporting framework for interests in “widely held fixed investment trusts” that place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner.  A widely held fixed investment trust is defined as an entity classified as a “trust” under Treasury Regulations Section 301.7701-4(c), in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person’s account, (ii) a nominee and (iii) a broker holding an interest for a customer in “street name.”  These regulations became effective beginning January 1, 2007.

Backup Withholding

Payments of interest and principal, as well as payments of proceeds from the sale of grantor trust certificates, may be subject to backup withholding tax if recipients of the payments fail to furnish to the payor information including their taxpayer identification numbers, or otherwise fail to establish an exemption from the backup withholding tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient’s federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but does not do so in the proper manner.

Foreign Investors in Grantor Trust Certificates

Subject to the discussion above under “Taxation of Holders of Grantor Trust Certificates—Subordination Feature of the Grantor Trust Certificates,” a holder of a grantor trust certificate that is not a United States person and that has no connection to the United States, other than its ownership of a grantor trust certificate, will not be subject to United States federal income or withholding tax in respect of the grantor trust certificates, provided that the holder complies with applicable identification requirements.  These requirements include delivery of a statement signed by the holder under penalties of perjury, providing the name and address of the holder and certifying that the holder is not a United States person.  To the extent that interest on a grantor trust certificate would be exempt from United States withholding tax under Sections 871(h)(1) and 881(c) of the Code, and the certificate is not held in connection with a holder’s trade or business in the United States, it appears that the grantor trust certificate will not be subject to United States estate tax in the estate of a non-resident alien individual; holders of grantor trust certificates who are non-resident alien individuals are urged, however, to consult with their own tax advisors on this question. Foreign investors generally are urged to consult with their own tax advisors regarding the potential consequences to them of the subordination arrangement as described above under “Taxation of Holders of Grantor Trust Certificates—Subordination Feature of the Grantor Trust Certificates.”

Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

The foregoing rules will not exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder’s allocable portion of the interest income received by the controlled foreign corporation.

Status of the Grantor Trust Certificates

The group I grantor trust certificates, exclusive of any rights or obligations resulting from the subordination arrangement, will, and the group II grantor trust certificates will not, represent interests in a “regular interest in a REMIC” within the meaning of Section 7701(a)(19)(C)(xi) of the Code, a “regular interest in another REMIC” within the meaning of Section 860G(a)(3)(C) of the Code, and “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code. In addition, income on the group I grantor trust certificates, exclusive of any rights or obligations resulting from the subordination arrangement, will, and the group II grantor trust certificates will not, be considered “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of Section 856(c)(3)(B) of the Code.  The rights and obligations represented by the grantor trust certificates in respect of the subordination arrangement may not qualify as any of the aforementioned categories of assets or income; therefore, notwithstanding the foregoing, the group I grantor trust certificates may not be suitable investments for entities intending to qualify for classification under 7701(a)(19) of the Code, REMICs or real estate investment trusts.

For further information regarding the federal income tax consequences of investing in the grantor trust certificates, see “Federal Income Tax Consequences—Grantor Trust Funds” in the prospectus.

STATE AND LOCAL TAX CONSIDERATIONS

Neither the depositor nor the trustee makes any representations regarding the tax consequences of purchase, ownership or disposition of the grantor trust certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the grantor trust certificates should consult their own tax advisors regarding such tax consequences.

All investors should consult their own tax advisors regarding the state, local or foreign income tax consequences of the purchase, ownership and disposition of the grantor trust certificates.

ERISA CONSIDERATIONS

Fiduciaries of employee benefit plans subject to Title I of ERISA should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the grantor trust certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the grantor trust certificates will cause the assets of the issuing entity ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. § 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the grantor trust trustee to the fiduciary investments standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply with respect to the Trust Assets, unless an exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the grantor trust certificates and the operation and management of the issuing entity and its assets.

Prohibited Transaction Exemption 2007-05 ("PTE 2007-05") may be applicable to the purchase, sale or transfer of the grantor trust certificates and the operation and management of the issuing entity and its assets. The definition of an allowable "Trust" under PTE 2007-05 requires that the corpus of the Trust contain only certain types of assets, including interests in certificates which would otherwise meet the exemption in PTE 2007-05.  It is anticipated that the requirements of PTE 2007-05, other than those within the control of the investor, should be met as of the date hereof.  Any Plan fiduciary which proposes to cause a Plan to purchase certificates should consult with its own counsel and should make its own determination as to the availability of exemptive relief under PTE 2007-05.

Governmental plans and church plans, as defined in Sections 3(32) and 3(33) of ERISA, generally are not subject to ERISA or Code Section 4975. However, such plans may be subject to Federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975 ("Similar Law").  A fiduciary of a governmental or church plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any Similar Law.

LEGAL INVESTMENT

The grantor trust certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") so long as they are rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, as such, will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA.

Investors whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the grantor trust certificates.  Any such institution should consult its own legal advisors in determining whether and to what extent there may be restrictions on its ability to invest in the grantor trust certificates. See "Legal Investment" in the prospectus.

METHOD OF DISTRIBUTION

Subject to the terms and conditions set forth in the underwriting agreement, as supplemented by the terms agreement to be dated the date hereof, between the depositor and Bear, Stearns & Co. Inc. (the "underwriter"), the depositor has agreed to sell to the underwriter, and the underwriter has agreed to purchase, the grantor trust certificates.

Distribution of the grantor trust certificates will be made by the underwriter from time to time, in one or more negotiated transactions or otherwise, at varying prices to be determined at the time of sale.  The underwriter may effect such transactions by selling the grantor trust certificates to or through dealers, which may receive from the underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions and commissions.  The underwriter and any dealers that participate with the underwriter in the distribution of the grantor trust certificates may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and any profit on the sale of the grantor trust certificates by them and any discounts, commissions, concessions or other compensation received by them may be considered underwriting discounts and commissions under the Securities Act.

Proceeds to the depositor are expected to be approximately 100.00% of the aggregate principal amount of the grantor trust certificates less expenses payable by the depositor in connection with the grantor trust certificates which are estimated to be approximately $400,000.  In connection with the purchase and sale of the grantor trust certificates, the underwriter may be deemed to have received compensation from the depositor in the form of an underwriting discount.

The distribution of the grantor trust certificates also constitutes a distribution of the underlying securities pursuant to a resecuritization transaction.  This description of the distribution of the grantor trust certificates also constitutes a current description of the distribution of the underlying securities.  Each of the sponsor, the depositor, the issuing entity and the underwriter with respect to the grantor trust certificates is also an underwriter with respect to the underlying securities.

The depositor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter may be required to make in respect thereof.

SECONDARY MARKET

There can be no assurance that a secondary market for the grantor trust certificates will develop or, if it does develop, that it will continue.  The primary source of information available to investors concerning the grantor trust certificates will be the monthly statements discussed in this prospectus supplement under "Description of the Grantor Trust Certificates—Reports to Certificateholders," which will include such information with respect to the grantor trust certificates as the current principal amount of the grantor trust certificates, the amount of interest and principal being distributed and the interest rate at which such interest accrued.  There can be no assurance that any additional information regarding the grantor trust certificates will be available through any other source.  In addition, the depositor is not aware of any source through which price information about the grantor trust certificates will be generally available on an ongoing basis.  The limited nature of information regarding the grantor trust certificates may adversely affect the liquidity of the grantor trust certificates, even if a secondary market for the grantor trust certificates becomes available.

LEGAL MATTERS

Certain legal matters relating to the grantor trust certificates will be passed upon for the depositor, the issuing entity and the underwriter by Thacher Proffitt & Wood LLP, New York, New York.

RATINGS

It is a condition to their issuance that the Class I-A-1 Certificates and Class II-A-1 Certificates receive a rating of at least “AAA” from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., which is referred to herein as S&P, and “Aaa” from Moody’s Investors Service, Inc., which is referred to herein as Moody’s.  It is a condition to their issuance that the Class I-A-2 Certificates and Class II-A-2 Certificates receive a rating of at least “Aaa” from Moody’s.

The rating assigned by S&P and Moody’s to the grantor trust certificates addresses the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled.  The rating is based principally on the structural and legal aspects associated with the grantor trust certificates and the extent to which the payment stream on the related underlying securities is adequate to make payments on the grantor trust certificates.  These ratings do not represent any assessment of the likelihood that prepayments will be made by borrowers on the related mortgage loans underlying the related underlying securities or the degree to which such prepayments will differ from those originally anticipated.  The ratings do not address the possibility that, as a result of prepayments, certificateholders may suffer a lower than anticipated yield on the grantor trust certificates.

The ratings assigned to the grantor trust certificates should be evaluated independently from similar ratings on other types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by S&P and/or Moody’s.

The depositor has not requested a rating of the grantor trust certificates by any rating agency other than S&P and Moody’s.  However, there can be no assurance as to whether any other rating agency will rate the grantor trust certificates or, in that event, what rating would be assigned to the grantor trust certificates by that other rating agency.  The rating assigned by that other rating agency to the grantor trust certificates may be lower than the rating assigned by S&P and/or Moody’s.

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

The sponsor, the issuing entity, Bear, Stearns & Co. Inc. and the depositor are affiliated parties. There are no affiliations between the sponsor, the depositor or the issuing entity and the grantor trust trustee.  Except as disclosed herein, there are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the sponsor, the depositor or the issuing entity and (b) the grantor trust trustee or any of its affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor’s understanding of the grantor trust certificates, or that relate to the grantor trust certificates or the underlying securities. Except as disclosed herein, no such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

INDEX OF PRINCIPAL DEFINITIONS

AB Servicing Criteria
Additional Risk Factors
adjusted issue price
book-entry certificates
business day
CDR
Certificate Account
Code
CPR
current principal amount
DBRS
distribution dates
ERISA
Federal Income Tax Consequences
Federal Income Tax Considerations
Final Distribution Date
Freddie Mac
Freddie Mac 3074, Class CF
Freddie Mac Giant and Other Pass-Through Certificates Offering Circular
Freddie Mac Mortgage Participation Certificates Offering Circular
Freddie Mac Multiclass Certificates Offering Circular
Freddie Mac Supplement
governing instrument
grantor trust certificates
Group I Available Funds
group I grantor trust certificates
group I underlying securities
Group II Available Funds
group II underlying securities
HELOCs
interest accrual period
investment quality
lock-up
Majority Certificateholders
market discount
Modeling Assumptions
mortgage loans
mortgage related securities
non-investment quality
Non-REMIC Notes
Non-U.S. person
pass-through rate
physical certificate
Plan Asset Regulations
Plan(s)
pooled certificates
pooling agreement
prepayments
PTE 2002-41
rating agency
real estate assets
regular interest
regular interest in a REMIC
regular interest in another REMIC
REMIC
REO
Risk Factors
Securities Act
Similar Law
SMMEA
step-down
street name
S-subordination arrangement
trust
Trust
Trust Assets
U.S. person
underlying distribution date
Underlying Offering Documents
underlying securities
underwriter
underwriters
Wells Fargo Bank
widely held fixed investment trusts

ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND
TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the grantor trust certificates, which are referred to in this Annex I as the global securities, will be available only in book-entry form. Investors in the global securities may hold interests in these global securities through any of DTC, Clearstream or Euroclear. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding interests in global securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between investors holding interests in global securities through Clearstream or Euroclear and investors holding interests in global securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear, in such capacity, and other DTC participants.

Although DTC, Euroclear and Clearstream are expected to follow the procedures described below in order to facilitate transfers of interests in the global securities among participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the depositor nor the grantor trust trustee agent will have any responsibility for the performance by DTC, Euroclear and Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

The global securities will be registered in the name of Cede & Co. as nominee of DTC. Investors’ interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold such positions in accounts as DTC participants.

Investors electing to hold interests in global securities through DTC participants, rather than through Clearstream or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of pass-through certificates.  Investors’ securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold interests in global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period.  Interests in global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Transfers between DTC Participants.  Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of pass-through certificates in same-day funds.

Transfers between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants and/or investors holding interests in global securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Transfers between DTC Seller and Clearstream or Euroclear Purchaser.  When interests in global securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant for a purchaser, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or the Euroclear operator will instruct its respective depository to receive an interest in the global securities against payment. Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date.  Payment will then be made by the respective depository to the DTC participant’s account against delivery of an interest in the global securities.  After this settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear participant’s account.  The credit of this interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York.  If settlement is not completed through DTC on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement.  The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream participants or Euroclear participants will take on credit exposure to Clearstream or the Euroclear operator until interests in the global securities are credited to their accounts one day later.

As an alternative, if Clearstream or the Euroclear operator has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon.  Under this procedure, Clearstream participants or Euroclear participants receiving interests in global securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the global securities were credited to their accounts.  However, interest on the global securities would accrue from the value date.  Therefore, the investment income on the interest in the global securities earned during that one-day period, would tend to offset the amount of these overdraft charges, although this result will depend on each Clearstream participant’s or Euroclear participant’s particular cost of funds.

Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in global securities to the respective depository of Clearstream or Euroclear for the benefit of Clearstream participants or Euroclear participants.  The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

Finally, intra-day traders that use Clearstream participants or Euroclear participants to purchase interests in global securities from DTC participants or sellers settling through them for delivery to Clearstream participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

•
borrowing interests in global securities through Clearstream or Euroclear for one day, until the purchase side of the intra-day trade is reflected in the relevant Clearstream or Euroclear accounts, in accordance with the clearing system’s customary procedures;

•
borrowing interests in global securities in the United States from a DTC participant no later than one day prior to settlement, which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

•
staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Transfers between Clearstream or Euroclear Seller and DTC Purchaser.  Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which interests in global securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant.  The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream participant or Euroclear participant at least one business day prior to settlement.  Clearstream or Euroclear will instruct its respective depository, to credit an interest in the global securities to the DTC participant’s account against payment.  Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date.  The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would be back-valued to the value date, which would be the preceding day, when settlement occurred through DTC in New York.  If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant’s or Euroclear participant’s account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner who is an individual or corporation holding the global security on its own behalf of global securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that typically applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

•
each clearing system, bank or other institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner or a foreign corporation or foreign trust and the U.S. entity required to withhold tax complies with applicable certification requirements; and

•	the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

•
Exemption for Non-U.S. Persons—Form W-8BEN. Beneficial holders of global securities that are Non-U.S. persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN, or Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. Non-U.S. persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

•
Exemption for Non-U.S. persons with effectively connected income-Form W-8ECI. A Non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI, or Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

•	Exemption for U.S. Persons—Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, or Payer’s Request for Taxpayer Identification Number and Certification.

U.S. Federal Income Tax Reporting Procedure.  The holder of a global security or, in the case of a Form W-8BEN or Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds the security—the clearing agency, in the case of persons holding directly on the books of the clearing agency.  Form W-8BEN and Form W-8ECI generally are effective until the third succeeding calendar year from the date the form is signed.  However, the W-8BEN and W-8ECI with a taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S.  The term "U.S. person" means:

•	a citizen or resident of the United States;

•
a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes, organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

•	an estate that is subject to U.S. federal income tax regardless of the source of its income; or

•
a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of the change.  Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person.  The term "Non-U.S. person" means any person who is not a U.S. person.  This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

Annex II

Annex II

$217,963,703

Bear Stearns ALT-A Trust 2005-8, Class II-1A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ALT-A Trust 2005-8, Class II-1A-1 Certificates. The supplementary disclosure of the Bear Stearns ALT-A Trust 2005-8, Class II-1A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated August 29, 2005 and the prospectus dated December 20, 2004 attached together as Exhibit 6 (the “BSALTA 2005-8 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSALTA 2005-8 Prospectus you should rely upon the information provided in this annex.

All references to the “Issuer” or the “Trust” in the BSALTA 2005-8 Prospectus shall mean the “Issuing Entity”.

Capitalized terms used in this Annex II and not otherwise defined shall have the meanings assigned to them in the BSALTA 2005-8 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II-1

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	263	$21,819,045	4.02%
100,001 - 200,000	1,470	217,968,214	40.12
200,001 - 300,000	792	192,276,912	35.39
300,001 - 350,000	230	73,751,872	13.58
350,001 - 400,000	93	33,206,686	6.11
400,001 - 450,000	4	1,700,285	0.31
450,001 - 500,000	3	1,359,484	0.25
500,001 - 550,000	1	546,000	0.10
600,001 - 650,000	1	650,000	0.12
Total :	2,857	$543,278,497	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II-1

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	274	$22,889,598	4.21%
100,001 - 200,000	1,467	218,433,806	40.21
200,001 - 300,000	795	193,869,940	35.69
300,001 - 350,000	229	74,089,840	13.64
350,001 - 400,000	83	29,739,544	5.47
400,001 - 450,000	5	2,140,019	0.39
450,001 - 500,000	2	919,750	0.17
500,001 - 550,000	1	546,000	0.10
600,001 - 650,000	1	650,000	0.12
Total :	2,857	$543,278,497	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II-1

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
4.500 - 4.749	2	$425,075	0.08%
4.750 - 4.999	22	4,160,512	0.77
5.000 - 5.249	50	10,611,345	1.95
5.250 - 5.499	150	32,023,644	5.89
5.500 - 5.749	356	74,053,557	13.63
5.750 - 5.999	776	147,420,139	27.14
6.000 - 6.249	450	83,814,975	15.43
6.250 - 6.499	515	97,471,837	17.94
6.500 - 6.749	536	93,297,414	17.17
Total :	2,857	$543,278,497	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-1

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	14	$1,737,738	0.32%
30.01 - 40.00	16	2,711,040	0.50
40.01 - 50.00	29	6,013,011	1.11
50.01 - 55.00	23	4,833,409	0.89
55.01 - 60.00	35	7,240,637	1.33
60.01 - 65.00	111	22,877,938	4.21
65.01 - 70.00	114	20,590,283	3.79
70.01 - 75.00	143	29,946,275	5.51
75.01 - 80.00	2,324	438,412,022	80.70
80.01 - 85.00	7	883,335	0.16
85.01 - 90.00	23	4,196,854	0.77
90.01 - 95.00	16	3,399,845	0.63
95.01 - 100.00	2	436,111	0.08
Total :	2,857	$543,278,497	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II-1

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AL	19	$2,729,030	0.50%
AR	1	111,695	0.02
AZ	392	74,915,068	13.79
CA	245	64,152,718	11.81
CO	182	32,299,626	5.95
CT	8	1,916,675	0.35
DC	5	1,224,116	0.23
DE	9	1,627,610	0.30
FL	271	50,802,508	9.35
GA	474	69,686,536	12.83
IA	3	478,120	0.09
ID	19	2,724,450	0.50
IL	75	13,251,816	2.44
IN	18	2,607,223	0.48
KS	5	627,084	0.12
KY	21	2,367,191	0.44
LA	6	748,469	0.14
MA	20	4,872,580	0.90
MD	135	31,384,584	5.78
ME	4	856,562	0.16
MI	43	7,074,779	1.30
MN	58	9,277,644	1.71
MO	10	1,481,177	0.27
MS	3	315,200	0.06
MT	3	532,370	0.10
NC	62	9,194,290	1.69
NE	1	93,746	0.02
NH	2	428,610	0.08
NJ	50	12,301,998	2.26
NM	13	2,095,059	0.39
NV	151	34,569,441	6.36
NY	8	2,269,303	0.42
OH	30	4,915,088	0.90
OK	9	1,204,410	0.22
OR	34	6,303,542	1.16
PA	43	7,638,891	1.41
SC	21	3,276,548	0.60
TN	33	4,063,370	0.75
TX	83	11,548,737	2.13
UT	21	2,977,080	0.55
VA	182	45,347,115	8.35
VT	3	647,018	0.12
WA	63	12,568,644	2.31
WI	11	2,184,191	0.40
WV	6	1,205,152	0.22
WY	2	381,434	0.07
Total :	2,857	$543,278,497	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-1

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N/A	20	$3,405,047	0.63%
600 - 619	1	90,194	0.02
620 - 639	123	24,101,570	4.44
640 - 659	240	45,801,214	8.43
660 - 679	362	70,287,816	12.94
680 - 699	451	87,997,267	16.20
700 - 719	384	76,502,420	14.08
720 - 739	381	71,274,056	13.12
740 - 759	374	67,966,178	12.51
760 - 779	269	49,994,984	9.20
780 - 799	197	35,950,813	6.62
800 - 819	55	9,906,938	1.82
Total :	2,857	$543,278,497	100.00%

Property Type of the Mortgage Loans in Loan Group II-1

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	342	$59,401,236	10.93%
2-4 Family	106	22,397,536	4.12
PUD	1,061	206,157,444	37.95
Single Family	1,326	250,649,326	46.14
Townhouse	22	4,672,955	0.86
Total :	2,857	$543,278,497	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II-1

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	732	$124,171,748	22.86%
Owner Occupied	1,960	388,361,268	71.48
Second Home	165	30,745,482	5.66
Total :	2,857	$543,278,497	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-1

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	305	$66,701,933	12.28%
Purchase	2,391	446,487,401	82.18
Rate-Term Refinance	161	30,089,163	5.54
Total :	2,857	$543,278,497	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-1

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	1,120	$198,092,949	36.46%
Limited	1,491	296,781,515	54.63
No	246	48,404,034	8.91
Total :	2,857	$543,278,497	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

Original Terms to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
360	2,857	$543,278,497	100.00%
Total :	2,857	$543,278,497	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-1

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
300 - 359	2,857	$543,278,497	100.00%
Total :	2,857	$543,278,497	100.00%

Index of the Mortgage Loans in Loan Group II-1

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6 Mth Libor	2,766	$525,766,236	96.78%
1 Yr Libor	89	17,193,830	3.16
1 Yr Treasury	2	318,432	0.06
Total :	2,857	$543,278,497	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II-1

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
28 - 30	3	$698,433	0.13%
31 - 33	123	23,574,626	4.34
34 - 36	2,730	518,838,621	95.50
37 - 39	1	166,817	0.03
Total :	2,857	$543,278,497	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-1

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.000 - 9.750	10	$1,379,350	0.25%
9.751 - 10.000	27	5,768,501	1.06
10.001 - 10.250	67	14,302,760	2.63
10.251 - 10.500	226	47,167,335	8.68
10.501 - 10.750	475	91,206,597	16.79
10.751 - 11.000	568	108,333,501	19.94
11.001 - 11.250	406	77,885,483	14.34
11.251 - 11.500	599	108,717,672	20.01
11.501 - 11.750	266	47,991,318	8.83
11.751 - 12.000	92	18,213,029	3.35
12.001 - 12.250	62	11,861,772	2.18
12.251 - 12.500	52	9,011,683	1.66
12.501 - 12.750	7	1,439,494	0.26
Total :	2,857	$543,278,497	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-1

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1.000	2,394	$452,152,718	83.23%
2.000	459	90,277,201	16.62
2.250	3	684,805	0.13
5.000	1	163,773	0.03
Total :	2,857	$543,278,497	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II-1

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.000	16	$3,314,727	0.61%
3.000	24	3,518,229	0.65
3.375	1	174,000	0.03
5.000	2,464	466,339,468	85.84
6.000	352	69,932,072	12.87
Total :	2,857	$543,278,497	100.00%

Gross Margin of the Mortgage Loans in Loan Group II-1

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.001 - 2.500	2,812	$534,931,590	98.46%
2.501 - 3.000	43	8,027,916	1.48
3.501 - 4.000	1	230,219	0.04
4.501 - 5.000	1	88,772	0.02
Total :	2,857	$543,278,497	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II-1

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	273	$45,946,451	8.46%
0 months	273	45,946,451	8.46
Y	2,584	497,332,046	91.54
60 months	444	86,923,052	16.00
120 months	2,140	410,408,995	75.54
Total :	2,857	$543,278,497	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II-1

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	2,139	$406,284,147	74.78%
0 Months	2,139	406,284,147	74.78
Y	718	136,994,351	25.22
12 Months	38	7,327,344	1.35
24 Months	5	737,083	0.14
36 Months	633	119,722,501	22.04
6 Months	40	8,767,423	1.61
60 Months	2	440,000	0.08
Total :	2,857	$543,278,497	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-1

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	2,766	$525,766,236	96.78%
12	91	17,512,262	3.22
Total :	2,857	$543,278,497	100.00%

Loan Type of the Mortgage Loans in Loan Group II-1

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
5/25	2,857	$543,278,497	100.00%
Total :	2,857	$543,278,497	100.00%

Lien Priority of the Mortgage Loans in Loan Group II-1

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	2,857	$543,278,497	100.00%
Total :	2,857	$543,278,497	100.00%

Balloon Mortgage Loans in Loan Group II-1

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	2,857	$543,278,497	100.00%
Total :	2,857	$543,278,497	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II-1

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	2,639	$499,407,085	91.92%
1 x 30 Days	44	8,382,809	1.54
1 x 60 Days	18	3,824,119	0.70
1 x 90 Days	19	4,095,184	0.75
2 x 30 Days	14	2,483,442	0.46
2 x 60 Days	2	319,174	0.06
2 x 90 Days	14	3,017,102	0.56
3 + x 30 Days	15	2,650,956	0.49
3 + x 60 Days	3	478,000	0.09
3 + x 90 Days	89	18,620,626	3.43
Total :	2,857	$543,278,497	100.00%

Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

The Servicer

EMC

EMC will act as the Servicer of the mortgage loans pursuant to the Pooling and Servicing Agreement, referred to herein as the Agreement, dated as of the Cut-off Date, among the Depositor, EMC, in its capacity as Sponsor and Servicer and the Trustee.  Among other things, the Agreement will require that the Servicer accurately and fully report its borrower credit files to credit repositories in a timely manner.

The information set forth in the following paragraphs with respect to the Servicer has been provided by the Servicer. None of the Depositor, the Underwriter, the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

For a further description of EMC, please see "The Sponsor" in this Annex.  EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section of the prospectus supplement.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

•           "performing loans," or performing investment quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

•           "non-performing loans," or non-investment grade, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990.  As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion. From year end 2004 to June 30, 2007 the loan count of EMC’s servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC’s servicing portfolio grew by approximately 190.3%.

Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments.  EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring alternatives are being offered, including different types of loan modifications.  There have been no other appreciable changes to EMC’s servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2004				As of December 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alt-A Arm	19,498	$4,427,820,708	7.96%	15.94%	57,510	$13,625,934,322	12.69%	23.00%
Alt-A Fixed	25,539	4,578,725,473	10.43	16.48	17,680	3,569,563,859	3.90	6.03
PrimeArm	8,311	1,045,610,015	3.39	3.76	7,428	1,010,068,679	1.64	1.71
PrimeFixed	14,560	1,573,271,574	5.95	5.66	15,975	2,140,487,566	3.52	3.61
Seconds	39,486	1,381,961,155	16.13	4.98	155,510	7,164,515,426	34.31	12.10
Subprime	114,436	13,706,363,250	46.74	49.34	142,890	20,373,550,691	31.53	34.40
Other	23,010	1,063,682,459	9.40	3.83	56,216	11,347,144,056	12.40	19.16
Total	244,840	$27,777,434,635	100.00%	100.00%	453,209	$59,231,264,599	100.00%	100.00%

	As of December 31, 2006				As of June 30, 2007
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	52,563	$13,691,917,206	10.87%	19.03%	52,729	$13,832,608,749	10.65%	17.15%
Alt-A Fixed	24,841	5,066,670,855	5.14	7.04	31,561	6,871,224,020	6.37	8.52
Prime Arm	6,374	879,656,182	1.32	1.22	6,260	929,778,835	1.26	1.15
Prime Fixed	14,872	2,152,608,940	3.08	2.99	15,078	2,409,083,088	3.04	2.99
Seconds	169,022	8,428,612,513	34.97	11.71	168,229	8,554,440,442	33.97	10.61
Subprime	132,808	20,106,000,306	27.47	27.94	137,526	22,509,787,024	27.77	27.91
Other	82,918	21,636,703,709	17.15	30.07	83,874	25,542,370,332	16.94	31.67
Total	483,398	$71,962,169,710	100.00%	100.00%	495,257	$80,649,292,489	100.00%	100.00%

Exhibit 3                      Sponsor, Depositor, Securities Administrator, Trustee and the Custodian Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

The Trustee

The Bank of New York, as successor to JPMorgan Chase Bank, National Association shall serve as Trustee.

The Bank of New York, a New York banking Corporation has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.

The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.

The Custodian

Wells Fargo Bank is acting as custodian of the mortgage loan files pursuant to the Custodial Agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders.  Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years.  Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah.  As of June 30, 2007, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

Exhibit 4                      Supplementary Regulation AB Disclosure

TRANSACTION STRUCTURE

Mortgagors
originate loans
amount financed
loan payments
Originators
Servicers
purchase loans
loan purchase price
loan payments and monthly reports
EMC
Sponsor
Purchases loans
Forms pool
Wells Fargo Bank, National Association
Master Servicer
Oversees and monitors servicers
Securities Administrator
Aggregates collections
Calculates cash flows
Remits to investors
Custodian
Holds certain mortgage notes and related mortgage documents
asset pool
net offering proceeds
net offering proceeds
Structured Asset Mortgage Investments II Inc.
Depositor
Bear Stearns & Co. Inc.
Underwriter
Sells certificates to investors
certificates
Offering proceeds
asset pool
certificates
The Bank of New York
Trustee
Represents investors interests
Monthly distributions/ Certain proceeds payable under the related Cap Contracts
Bear Stearns ALT-A Trust 2005-8
Issuing entity
Holds pool
Issues certificates
Investors
certificates

STATIC POOL INFORMATION

The depositor will provide static pool information, material to this offering, with respect to the experience of the sponsor in securitizing asset pools of the same type at http://www.bearstearns.com/transactions/sami_ii/bsaat2007-1/.

Information provided through the Internet address above will not be deemed to be a part of this prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) any period before January 1, 2006.

MODIFICATIONS

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the master servicer to be in the best interest of the certificateholders, the master servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure.  However, the master servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following.  Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan. Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan. All capitalizations are to be implemented in accordance with the sponsor’s standards and may be implemented only by the master servicer for that purpose. The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.  No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.  Further, the aggregate current principal balance of all mortgage loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the mortgage loans as of the cut off date, but this limit may increase from time to time with the consent of the rating agencies.

Any advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made.  The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued certificate interest (as defined in the prospectus supplement) payable on the offered securities will not be affected by the servicing modification.

EVIDENCE AS TO COMPLIANCE

The pooling and servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”).  The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration.  Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The pooling and servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

The pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement or servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof.  This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement or servicing agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by certificateholders without charge upon written request to the master servicer at the address of the master servicer set forth above.  These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

REPORTS TO CERTIFICATEHOLDERS

On each distribution date, the securities administrator will make available to each certificateholder, the master servicer, the trustee and the depositor a statement based on information provided by the servicers generally setting forth, among other information (as applicable):

(1)	the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(2)	the total cash flows received and the general sources thereof;

(3)	the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

(4)
the amount of the related distribution to holders of the offered certificates allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein (by class), (B) the aggregate of all scheduled payments of principal included therein (by class) and (C) any Extra Principal Distribution Amount included therein;

(5)
the amount of such distribution to holders of the offered certificates (by class) allocable to interest and the portion thereof, if any, provided by the Interest Rate Swap Agreement and the Yield Maintenance Agreement and the amount of coverage remaining under either credit enhancement;

(6)	the Interest Carry Forward Amounts and any Basis Risk Shortfall Carry Forward Amounts for the offered certificates (if any);

(7)	the Certificate Principal Balance of the offered certificates before and after giving effect to the distribution of principal and allocation of Applied Realized Loss Amounts on such distribution date;

(8)	the number and Stated Principal Balance of all the mortgage loans in the aggregate for the following distribution date, together with updated pool composition information;

(9)	the Pass-Through Rate for each class of offered certificates for such distribution date and whether such rate was based on an interest rate cap;

(10)
the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the distribution date, and the general source of funds for reimbursements;

(11)
the number and aggregate principal balance of any mortgage loans in the related mortgage pool in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced, and loss information for the period;

(12)	the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

(13)
with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the related Prepayment Period;

(14)
information on loss, delinquency or other tests used for determining early amortization, liquidation, stepdowns or other performance triggers as more completely described in the prospectus supplement and whether the trigger was met;

(15)	the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

(16)	the cumulative Realized Losses through the end of the preceding month;

(17)
the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans,

(18)	if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

(19)	material breaches of pool asset representation or warranties or transaction covenants;

(20)	the amount of the Prepayment Charges remitted by the master servicer and the amount on deposit in the reserve fund;

(21)
the amount of any Net Swap Payment payable to the trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the trust and any Swap Termination Payment payable to the Swap Provider;

(22)	information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals, if applicable;

(23)
any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select new pool assets; and

(24)
the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts.

LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, the Issuing Entity, the Master Servicer, EMC, the Securities Administrator or the Custodians, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Certificateholders.  No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Certificateholders.

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

There are no affiliations between the Sponsor, the Depositor or the Issuing Entity and any of the Master Servicer, the Trustee, the Cap Counterparty, the Securities Administrator or the Custodian. Wells Fargo Bank is acting as Master Servicer, Securities Administrator, Cap Counterparty and Custodian. There are no affiliations among the Wells Fargo Bank and the Trustee. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor or the Issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor's understanding of the Certificates, or that relate to the Certificates or the pooled assets. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330.  Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to security holders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as shall have been filed with the Commission will be posted on the securities administrator’s internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

REPORTS TO CERTIFICATEHOLDERS

So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

If the issuing entity is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the securities administrator’s website referenced above under “Available Information” as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge.

INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates of the related series. All documents subsequently filed by the Depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the Certificates shall also be deemed incorporated by reference into this prospectus supplement.

The Depositor will provide or cause to be provided without charge to each person to whom this prospectus supplement is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus supplement, in each case to the extent the reports relate to one or more of such classes of the Offered Certificates, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

Exhibit 5                      Monthly Statements to Certificateholders

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates

Distribution Date:       8/27/2007

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates
Series 2005-8

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

       Class                   CUSIP              Record        Certificate              Beginning             Interest
                                                    Date        Pass-Through           Certificate         Distribution
                                                                        Rate               Balance

       I-1A-1              07386HWR8          08/24/2007            5.59000%        279,027,874.21         1,429,785.33
       I-1A-2              07386HWS6          08/24/2007            5.67000%         34,490,336.32           179,263.52
       I-2A-1              07386HWT4          08/24/2007            5.59000%        163,304,778.17           836,800.90
       I-2A-2              07386HWU1          08/24/2007            5.67000%         20,185,858.34           104,916.00
       I-M-1               07386HWV9          08/24/2007            5.82000%         38,193,000.00           203,759.66
       I-M-2               07386HWW7          08/24/2007            6.02000%         23,669,000.00           130,613.43
       I-B-1               07386HWX5          08/24/2007            6.62000%         13,986,000.00            80,330.12
       I-B-2               07386HWY3          08/24/2007            7.22000%          5,379,000.00            31,425.77
       I-B-3               07386HXE6          08/24/2007            7.42000%          5,917,000.00            35,653.72
         XP                07386HXF3          08/24/2007            0.00000%                  0.00            58,241.53
        B-IO               07386HXG1          08/24/2007            0.00000%         10,758,561.02                 0.00
      II-1A-1              07386HWZ0          07/31/2007            5.60655%        488,307,708.68         2,281,436.86
       II-B-1              07386HXA4          07/31/2007            5.60655%         16,745,752.45            78,238.32
       II-B-2              07386HXB2          07/31/2007            5.60655%         10,904,220.17            50,945.93
       II-B-3              07386HXC0          07/31/2007            5.60655%         11,683,164.26            54,585.26
       II-B-4              07386HXD8          07/31/2007            5.60655%          7,788,643.24            36,389.55
       II-B-5              07386HXK2          07/31/2007            5.60655%          7,399,320.75            34,570.58
       II-B-6              07386HXL0          07/31/2007            5.60655%          5,841,631.98            27,292.86
       II-B-7              07386HXM8          07/31/2007            5.60655%          3,573,024.96            16,693.64
         R                 07386HXH9          08/24/2007            0.00000%                  0.00            10,166.22
        R-X                07386HXJ5          08/24/2007            0.00000%                  0.00                 0.00

Totals                                                                            1,147,154,874.55         5,681,109.20

                                Certificateholder Distribution Summary (continued)

       Class                 Principal            Current             Ending             Total         Cumulative
                          Distribution           Realized        Certificate      Distribution           Realized
                                                     Loss            Balance                               Losses

       I-1A-1             5,993,724.28               0.00     273,034,149.92      7,423,509.61               0.00
       I-1A-2               740,877.83               0.00      33,749,458.49        920,141.35               0.00
       I-2A-1             4,611,770.01               0.00     158,693,008.16      5,448,570.91               0.00
       I-2A-2               570,053.96               0.00      19,615,804.38        674,969.96               0.00
       I-M-1                      0.00               0.00      38,193,000.00        203,759.66               0.00
       I-M-2                      0.00               0.00      23,669,000.00        130,613.43               0.00
       I-B-1                      0.00               0.00      13,986,000.00         80,330.12               0.00
       I-B-2                      0.00               0.00       5,379,000.00         31,425.77               0.00
       I-B-3                      0.00               0.00       5,917,000.00         35,653.72               0.00
         XP                       0.00               0.00               0.00         58,241.53               0.00
        B-IO                      0.00               0.00      10,758,561.02              0.00               0.00
      II-1A-1             8,743,294.51               0.00     479,564,414.17     11,024,731.37               0.00
       II-B-1                 1,680.68               0.00      16,744,071.77         79,919.00               0.00
       II-B-2                 1,094.40               0.00      10,903,125.78         52,040.33               0.00
       II-B-3                 1,172.57               0.00      11,681,991.68         55,757.83               0.00
       II-B-4                   781.70               0.00       7,787,861.54         37,171.25               0.00
       II-B-5                   742.63               0.00       7,398,578.12         35,313.21               0.00
       II-B-6                   586.29               0.00       5,841,045.69         27,879.15               0.00
       II-B-7                   358.60         215,257.66       3,357,408.70         17,052.24         538,823.94
         R                        0.00               0.00               0.00         10,166.22               0.00
        R-X                       0.00               0.00               0.00              0.00               0.00

Totals                   20,666,137.46         215,257.66   1,126,273,479.42     26,347,246.66         538,823.94

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

                                               Principal Distribution Statement

       Class                 Original          Beginning         Scheduled          UnScheduled       Accretion       Realized
                                 Face        Certificate         Principal            Principal                           Loss
                               Amount            Balance      Distribution         Distribution

      I-1A-1           564,223,000.00     279,027,874.21              0.00         5,993,724.28            0.00           0.00
      I-1A-2            69,743,000.00      34,490,336.32              0.00           740,877.83            0.00           0.00
      I-2A-1           306,144,000.00     163,304,778.17              0.00         4,611,770.01            0.00           0.00
      I-2A-2            37,842,000.00      20,185,858.34              0.00           570,053.96            0.00           0.00
       I-B-1            13,986,000.00      13,986,000.00              0.00                 0.00            0.00           0.00
       I-B-2             5,379,000.00       5,379,000.00              0.00                 0.00            0.00           0.00
       I-B-3             5,917,000.00       5,917,000.00              0.00                 0.00            0.00           0.00
        XP                       0.00               0.00              0.00                 0.00            0.00           0.00
       B-IO                      0.00      10,758,561.02              0.00                 0.00            0.00           0.00
      II-1A-1          716,778,200.00     488,307,708.68         49,008.73         8,694,285.78            0.00           0.00
      II-B-1            16,796,400.00      16,745,752.45          1,680.68                 0.00            0.00           0.00
      II-B-2            10,937,200.00      10,904,220.17          1,094.40                 0.00            0.00           0.00
      II-B-3            11,718,500.00      11,683,164.26          1,172.57                 0.00            0.00           0.00
      II-B-4             7,812,200.00       7,788,643.24            781.70                 0.00            0.00           0.00
      II-B-5             7,421,700.00       7,399,320.75            742.63                 0.00            0.00           0.00
      II-B-6             5,859,300.00       5,841,631.98            586.29                 0.00            0.00           0.00
      II-B-7             3,906,236.00       3,573,024.96            358.60                 0.00            0.00     215,257.66
         R                       0.00               0.00              0.00                 0.00            0.00           0.00
        R-X                      0.00               0.00              0.00                 0.00            0.00           0.00

Totals               1,784,463,736.00   1,085,292,874.55         55,425.60        20,610,711.86            0.00     215,257.66

                              Principal Distribution Statement (continued)

       Class                      Total             Ending             Ending              Total
                              Principal        Certificate        Certificate          Principal
                              Reduction            Balance         Percentage       Distribution

       I-1A-1              5,993,724.28     273,034,149.92         0.48391177       5,993,724.28
       I-1A-2                740,877.83      33,749,458.49         0.48391177         740,877.83
       I-2A-1              4,611,770.01     158,693,008.16         0.51836067       4,611,770.01
       I-2A-2                570,053.96      19,615,804.38         0.51836067         570,053.96
       I-B-1                       0.00      13,986,000.00         1.00000000               0.00
       I-B-2                       0.00       5,379,000.00         1.00000000               0.00
       I-B-3                       0.00       5,917,000.00         1.00000000               0.00
         XP                        0.00               0.00         0.00000000               0.00
        B-IO                       0.00      10,758,561.02         0.00000000               0.00
      II-1A-1              8,743,294.51     479,564,414.17         0.66905552       8,743,294.51
       II-B-1                  1,680.68      16,744,071.77         0.99688456           1,680.68
       II-B-2                  1,094.40      10,903,125.78         0.99688456           1,094.40
       II-B-3                  1,172.57      11,681,991.68         0.99688456           1,172.57
       II-B-4                    781.70       7,787,861.54         0.99688456             781.70
       II-B-5                    742.63       7,398,578.12         0.99688456             742.63
       II-B-6                    586.29       5,841,045.69         0.99688456             586.29
       II-B-7                215,616.26       3,357,408.70         0.85949971             358.60
         R                         0.00               0.00         0.00000000               0.00
        R-X                        0.00               0.00         0.00000000               0.00

Totals                    20,881,395.12   1,064,411,479.42         0.59648815      20,666,137.46

                                          Principal Distribution Factors Statement

     Class                    Original           Beginning              Scheduled          UnScheduled           Accretion
                                  Face         Certificate              Principal            Principal
                                Amount             Balance           Distribution         Distribution

        I-1A-1          564,223,000.00        494.53473930           0.00000000            10.62297049          0.00000000
        I-1A-2           69,743,000.00        494.53473926           0.00000000            10.62297048          0.00000000
        I-2A-1          306,144,000.00        533.42472225           0.00000000            15.06405486          0.00000000
        I-2A-2           37,842,000.00        533.42472227           0.00000000            15.06405475          0.00000000
        I-M-1            38,193,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-M-2            23,669,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-1            13,986,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-2             5,379,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-3             5,917,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
          XP                      0.00          0.00000000           0.00000000             0.00000000          0.00000000
         B-IO                     0.00          0.00000000           0.00000000             0.00000000          0.00000000
       II-1A-1          716,778,200.00        681.25357144           0.06837363            12.12967384          0.00000000
        II-B-1           16,796,400.00        996.98461873           0.10006192             0.00000000          0.00000000
        II-B-2           10,937,200.00        996.98461855           0.10006217             0.00000000          0.00000000
        II-B-3           11,718,500.00        996.98461919           0.10006144             0.00000000          0.00000000
        II-B-4            7,812,200.00        996.98461893           0.10006144             0.00000000          0.00000000
        II-B-5            7,421,700.00        996.98461943           0.10006198             0.00000000          0.00000000
        II-B-6            5,859,300.00        996.98461932           0.10006144             0.00000000          0.00000000
        II-B-7            3,906,236.00        914.69766804           0.09180193             0.00000000          0.00000000
          R                       0.00          0.00000000           0.00000000             0.00000000          0.00000000
         R-X                      0.00          0.00000000           0.00000000             0.00000000          0.00000000

                                    Principal Distribution Factors Statement (continued)

       Class               Realized                 Total                 Ending                Ending                 Total
                               Loss             Principal            Certificate           Certificate             Principal
                                                Reduction                Balance            Percentage          Distribution

      I-1A-1             0.00000000           10.62297049          483.91176879             0.48391177           10.62297049
      I-1A-2             0.00000000           10.62297048          483.91176878             0.48391177           10.62297048
      I-2A-1             0.00000000           15.06405486          518.36066740             0.51836067           15.06405486
      I-2A-2             0.00000000           15.06405475          518.36066751             0.51836067           15.06405475
       I-M-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-M-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-3             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
        XP               0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
       B-IO              0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
      II-1A-1            0.00000000           12.19804747          669.05552397             0.66905552           12.19804747
      II-B-1             0.00000000            0.10006192          996.88455681             0.99688456            0.10006192
      II-B-2             0.00000000            0.10006217          996.88455729             0.99688456            0.10006217
      II-B-3             0.00000000            0.10006144          996.88455690             0.99688456            0.10006144
      II-B-4             0.00000000            0.10006144          996.88455749             0.99688456            0.10006144
      II-B-5             0.00000000            0.10006198          996.88455745             0.99688456            0.10006198
      II-B-6             0.00000000            0.10006144          996.88455788             0.99688456            0.10006144
      II-B-7            55.10615846           55.19796039          859.49970765             0.85949971            0.09180193
         R               0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
        R-X              0.00000000            0.00000000            0.00000000             0.00000000            0.00000000

                                             Interest Distribution Statement

      Class            Accrual           Accrual            Current        Beginning        Current           Payment of
                        Dates              Days         Certificate     Certificate/        Accrued               Unpaid
                                                               Rate         Notional       Interest              Interest
                                                                             Balance                        Shortfall (1)

     I-1A-1        07/25/07 - 08/26/07      33             5.59000%   279,027,874.21   1,429,785.33                  0.00
     I-1A-2        07/25/07 - 08/26/07      33             5.67000%    34,490,336.32     179,263.52                426.52
     I-2A-1        07/25/07 - 08/26/07      33             5.59000%   163,304,778.17     836,800.90             20,900.16
     I-2A-2        07/25/07 - 08/26/07      33             5.67000%    20,185,858.34     104,916.00              4,063.73
      I-M-1        07/25/07 - 08/26/07      33             5.82000%    38,193,000.00     203,759.66              8,282.49
      I-M-2        07/25/07 - 08/26/07      33             6.02000%    23,669,000.00     130,613.43              9,472.15
      I-B-1        07/25/07 - 08/26/07      33             6.62000%    13,986,000.00      84,871.71              8,747.80
      I-B-2        07/25/07 - 08/26/07      33             7.22000%     5,379,000.00      35,600.01              3,895.29
      I-B-3        07/25/07 - 08/26/07      33             7.42000%     5,917,000.00      40,245.46              5,369.68
       XP                          N/A     N/A             0.00000%             0.00           0.00                  0.00
      B-IO                         N/A     N/A             0.00000%   594,911,408.06           0.00                  0.00
     II-1A-1       07/01/07 - 07/30/07      30             5.60655%   488,307,708.68   2,281,436.86                  0.00
     II-B-1        07/01/07 - 07/30/07      30             5.60655%    16,745,752.45      78,238.32                  0.00
     II-B-2        07/01/07 - 07/30/07      30             5.60655%    10,904,220.17      50,945.93                  0.00
     II-B-3        07/01/07 - 07/30/07      30             5.60655%    11,683,164.26      54,585.26                  0.00
     II-B-4        07/01/07 - 07/30/07      30             5.60655%     7,788,643.24      36,389.55                  0.00
     II-B-5        07/01/07 - 07/30/07      30             5.60655%     7,399,320.75      34,570.58                  0.00
     II-B-6        07/01/07 - 07/30/07      30             5.60655%     5,841,631.98      27,292.86                  0.00
     II-B-7        07/01/07 - 07/30/07      30             5.60655%     3,573,024.96      16,693.64                  0.00
        R                          N/A     N/A             0.00000%             0.00           0.00                  0.00
       R-X                         N/A     N/A             0.00000%             0.00           0.00                  0.00
Totals                                                                                 5,626,009.02             61,157.82

                                       Interest Distribution Statement (continued)

        Class                  Current      Non-Supported             Total           Remaining                   Ending
                              Interest           Interest          Interest     Unpaid Interest             Certificate/
                          Shortfall(1)          Shortfall      Distribution        Shortfall(1)                 Notional
                                                                                                                 Balance

       I-1A-1                     0.00               0.00      1,429,785.33                0.00           273,034,149.92
       I-1A-2                   426.52               0.00        179,263.52                0.00            33,749,458.49
       I-2A-1                20,900.16               0.00        836,800.90                0.00           158,693,008.16
       I-2A-2                 4,063.73               0.00        104,916.00                0.00            19,615,804.38
        I-M-1                 8,282.49               0.00        203,759.66                0.00            38,193,000.00
        I-M-2                 9,472.15               0.00        130,613.43                0.00            23,669,000.00
        I-B-1                13,289.39               0.00         80,330.12            4,541.59            13,986,000.00
        I-B-2                 8,069.53               0.00         31,425.77            4,174.24             5,379,000.00
        I-B-3                 9,961.42               0.00         35,653.72            4,591.74             5,917,000.00
         XP                       0.00               0.00         58,241.53                0.00                     0.00
        B-IO                      0.00               0.00              0.00                0.00           582,994,981.97
       II-1A-1                    0.00               0.00      2,281,436.86                0.00           479,564,414.17
       II-B-1                     0.00               0.00         78,238.32                0.00            16,744,071.77
       II-B-2                     0.00               0.00         50,945.93                0.00            10,903,125.78
       II-B-3                     0.00               0.00         54,585.26                0.00            11,681,991.68
       II-B-4                     0.00               0.00         36,389.55                0.00             7,787,861.54
       II-B-5                     0.00               0.00         34,570.58                0.00             7,398,578.12
       II-B-6                     0.00               0.00         27,292.86                0.00             5,841,045.69
       II-B-7                     0.00               0.00         16,693.64                0.00             3,357,408.70
          R                       0.00               0.00         10,166.22                0.00                     0.00
         R-X                      0.00               0.00              0.00                0.00                     0.00

Totals                       74,465.39               0.00      5,681,109.20           13,307.57

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

                                           Interest Distribution Factors Statement

        Class                    Original           Current             Beginning               Current          Payment of
                                     Face       Certificate          Certificate/               Accrued      Unpaid Interest
                                   Amount              Rate              Notional              Interest        Shortfall (1)
                                                                          Balance

        I-1A-1             564,223,000.00          5.59000%          494.53473930            2.53407842           0.00000000
        I-1A-2              69,743,000.00          5.67000%          494.53473926            2.57034426           0.00611560
        I-2A-1             306,144,000.00          5.59000%          533.42472225            2.73335718           0.06826905
        I-2A-2              37,842,000.00          5.67000%          533.42472227            2.77247503           0.10738677
        I-M-1               38,193,000.00          5.82000%         1000.00000000            5.33500013           0.21685885
        I-M-2               23,669,000.00          6.02000%         1000.00000000            5.51833326           0.40019223
        I-B-1               13,986,000.00          6.62000%         1000.00000000            6.06833333           0.62546833
        I-B-2                5,379,000.00          7.22000%         1000.00000000            6.61833240           0.72416620
        I-B-3                5,917,000.00          7.42000%         1000.00000000            6.80166638           0.90750042
          XP                         0.00          0.00000%            0.00000000            0.00000000           0.00000000
         B-IO                        0.00          0.00000%            0.00000000            0.00000000           0.00000000
       II-1A-1             716,778,200.00          5.60655%          681.25357144            3.18290492           0.00000000
        II-B-1              16,796,400.00          5.60655%          996.98461873            4.65804101           0.00000000
        II-B-2              10,937,200.00          5.60655%          996.98461855            4.65804136           0.00000000
        II-B-3              11,718,500.00          5.60655%          996.98461919            4.65804156           0.00000000
        II-B-4               7,812,200.00          5.60655%          996.98461893            4.65804127           0.00000000
        II-B-5               7,421,700.00          5.60655%          996.98461943            4.65804061           0.00000000
        II-B-6               5,859,300.00          5.60655%          996.98461932            4.65804106           0.00000000
        II-B-7               3,906,236.00          5.60655%          914.69766804            4.27358716           0.00000000
          R                          0.00          0.00000%            0.00000000            0.00000000           0.00000000
         R-X                         0.00          0.00000%            0.00000000            0.00000000           0.00000000

                                      Interest Distribution Factors Statement (continued)

       Class                   Current         Non-Supported                Total       Remaining Unpaid               Ending
                              Interest              Interest             Interest               Interest          Certificate/
                          Shortfall(1)             Shortfall         Distribution           Shortfall(1)              Notional
                                                                                                                       Balance

      I-1A-1                0.00000000            0.00000000           2.53407842             0.00000000          483.91176879
      I-1A-2                0.00611560            0.00000000           2.57034426             0.00000000          483.91176878
      I-2A-1                0.06826905            0.00000000           2.73335718             0.00000000          518.36066740
      I-2A-2                0.10738677            0.00000000           2.77247503             0.00000000          518.36066751
       I-M-1                0.21685885            0.00000000           5.33500013             0.00000000         1000.00000000
       I-M-2                0.40019223            0.00000000           5.51833326             0.00000000         1000.00000000
       I-B-1                0.95019234            0.00000000           5.74360932             0.32472401         1000.00000000
       I-B-2                1.50019149            0.00000000           5.84230712             0.77602528         1000.00000000
       I-B-3                1.68352544            0.00000000           6.02564137             0.77602501         1000.00000000
        XP                  0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
       B-IO                 0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
      II-1A-1               0.00000000            0.00000000           3.18290492             0.00000000          669.05552397
      II-B-1                0.00000000            0.00000000           4.65804101             0.00000000          996.88455681
      II-B-2                0.00000000            0.00000000           4.65804136             0.00000000          996.88455729
      II-B-3                0.00000000            0.00000000           4.65804156             0.00000000          996.88455690
      II-B-4                0.00000000            0.00000000           4.65804127             0.00000000          996.88455749
      II-B-5                0.00000000            0.00000000           4.65804061             0.00000000          996.88455745
      II-B-6                0.00000000            0.00000000           4.65804106             0.00000000          996.88455788
      II-B-7                0.00000000            0.00000000           4.27358716             0.00000000          859.49970765
         R                  0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
        R-X                 0.00000000            0.00000000           0.00000000             0.00000000            0.00000000

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               26,803,368.22
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Servicer Advances                                                                                   773,792.85
     Gains & Subsequent Recoveries (Realized Losses)                                                   (227,709.84)
     Prepayment Penalties                                                                                 58,241.53
     Swap/Cap Payments                                                                                    11,700.87
Total Deposits                                                                                        27,419,393.63

Withdrawals
     Swap Payments                                                                                             0.00
     Reserve Funds and Credit Enhancements                                                                     0.00
     Reimbursement for Servicer Advances                                                                 744,334.58
     Total Administration Fees                                                                           327,812.39
     Payment of Interest and Principal                                                                26,347,246.66
Total Withdrawals (Pool Distribution Amount)                                                          27,419,393.63

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    324,594.19
Additional Servicing Fee                                                                  3,218.20
Additional Servicing Fee                                                                      0.00
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               327,812.39

*Servicer Payees include: EMC MORTGAGE CORPORATION; EVERHOME MORTGAGE COMPANY; GREENPOINT MORTGAGE
FUNDING, INC.; HARBOURSIDE MORTGAGE; PHH MORTGAGE CORPORATION; SUNTRUST MORTGAGE,  INC.; WELLS
FARGO BANK, N.A.

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

                    Group I Basis Risk Reserve Fund                0.00           11,700.87         11,700.87               0.00
                           Class XP Reserve Account              100.00                0.00              0.00             100.00

                                                           Hedge Funds

                                       Account Name                            Funds In (A)      Funds Out(B)  Net Amount(A - B)

              I-B-1 Cap Contract - Wells Fargo Bank                                2,435.90              0.00           2,435.90
              I-B-2 Cap Contract - Wells Fargo Bank                                3,895.29              0.00           3,895.29
              I-B-3 Cap Contract - Wells Fargo Bank                                5,369.68              0.00           5,369.68
              I-M-1 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
              I-M-2 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
               I-1A Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
               I-2A Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00

                                                          Collateral Statement

Group                                                              Group I-1                        Group I-2
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.548491                         6.289568
 Weighted Average Net Rate                                           6.231727                         6.000415
 Weighted Average Pass-Through Rate                                  6.224368                         5.995421
 Weighted Average Remaining Term                                          335                              335
 Principal And Interest Constant                                 2,081,072.09                     1,155,467.26
 Beginning Loan Count                                                   1,237                            1,070
 Loans Paid in Full                                                        20                               24
 Ending Loan Count                                                      1,217                            1,046
 Beginning Scheduled Balance                                   376,709,184.92                   218,202,223.14
 Ending Scheduled Balance                                      369,971,693.40                   213,023,288.57
 Actual Ending Collateral Balance                              370,034,200.35                   213,041,782.57
 Scheduled Principal                                                25,356.82                        12,374.19
 Unscheduled Principal                                           6,712,150.06                     5,167,132.04
 Negative Amortized Principal                                         (15.36)                         (571.66)
 Scheduled Interest                                              2,055,730.63                     1,143,664.73
 Servicing Fees                                                     99,439.95                        52,578.16
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           2,310.09                           908.11
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    1,953,980.59                     1,090,178.46
 Realized Loss Amount                                               15,672.26                         6,946.14
 Cumulative Realized Loss                                          790,643.31                         6,946.14
 Percentage of Cumulative Losses                                       0.1134                           0.0018
 Prepayment Penalty Paid Amount                                     34,750.41                        23,491.12
 Prepayment Penalty Paid Count                                              4                                5
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                               Group II                            Total
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        5.981554                         6.226316
 Weighted Average Net Rate                                           5.606554                         5.886769
 Weighted Average Pass-Through Rate                                  5.606554                         5.883403
 Weighted Average Remaining Term                                          336                              336
 Principal And Interest Constant                                 2,808,075.62                     6,044,614.97
 Beginning Loan Count                                                   2,904                            5,211
 Loans Paid in Full                                                        47                               91
 Ending Loan Count                                                      2,857                            5,120
 Beginning Scheduled Balance                                   552,243,466.49                 1,147,154,874.55
 Ending Scheduled Balance                                      543,278,497.44                 1,126,273,479.41
 Actual Ending Collateral Balance                              543,339,337.92                 1,126,415,320.84
 Scheduled Principal                                                55,425.62                        93,156.63
 Unscheduled Principal                                           8,909,622.05                    20,788,904.15
 Negative Amortized Principal                                         (78.61)                         (665.63)
 Scheduled Interest                                              2,752,728.61                     5,952,123.97
 Servicing Fees                                                    172,576.08                       324,594.19
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                               0.00                         3,218.20
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    2,580,152.53                     5,624,311.58
 Realized Loss Amount                                              205,091.44                       227,709.84
 Cumulative Realized Loss                                          523,581.94                     1,321,171.39
 Percentage of Cumulative Losses                                       0.0670                           0.0709
 Prepayment Penalty Paid Amount                                          0.00                        58,241.53
 Prepayment Penalty Paid Count                                              0                                9
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                             0.00
 Overcollateralization Increase Amount                                      *                        22,618.40
 Overcollateralization Reduction Amount                                     *                             0.00
 Specified Overcollateralization Amount                                     *                    10,758,561.02
 Overcollateralization Amount                                               *                    10,758,561.02
 Overcollateralization Deficiency Amount                                    *                             0.00
 Base Overcollateralization Amount                                          *                             0.00
 Extra Principal Distribution Amount                                        *                        22,618.40
 Excess Cash Amount                                                         *                             0.00

* This data is currently not provided for reporting.

                            Additional Reporting - Deal Level

                                 Trigger Event Reporting

Delinquency Trigger                                                                  Fail

                                      Additional Reporting - Group Level
                                            Informational Reporting

        Group I-1
          Current Specified Enhancement %                                                  16.793037%
          Delinquency %                                                                    10.490235%

        Group II
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         88.422542%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    11.577458%

                                            Trigger Event Reporting

        Group I-1
          Stepdown Date                                                                            NO
          Trigger Event                                                                          Fail
          Cumulative Loss Trigger                                                                Pass
          Optional Termination Date                                                                NO

        Group II
          Delinquency Trigger                                                                    Fail
          Shifting Interest Trigger                                                              Pass
          Optional Termination Date                                                                NO
          Two Times Test
               Trigger Result                                                                    Pass
               Subordinate %                                                               11.577458%
               Original Subordinate %                                                       8.250011%

                               Delinquency Status - OTS Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  TOTAL
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        7                    0                   0                    7
                                 1,397,290.31         0.00                0.00                 1,397,290.31

30 Days      87                  5                    0                   0                    92
             18,772,807.74       1,799,880.47         0.00                0.00                 20,572,688.21

60 Days      26                  1                    0                   0                    27
             7,976,066.53        143,861.26           0.00                0.00                 8,119,927.79

90 Days      11                  0                    26                  0                    37
             2,939,881.36        0.00                 6,626,239.52        0.00                 9,566,120.88

120 Days     4                   2                    21                  1                    28
             1,732,780.86        496,747.10           5,490,466.47        63,946.99            7,783,941.42

150 Days     3                   2                    17                  4                    26
             523,494.51          295,880.00           4,373,909.04        427,813.49           5,621,097.04

180+ Days    1                   14                   60                  131                  206
             391,460.00          3,738,504.27         18,251,932.69       31,548,777.01        53,930,673.97

Totals       132                 31                   124                 136                  423
             32,336,491.00       7,872,163.41         34,742,547.72       32,040,537.49        106,991,739.62

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        0.136719%            0.000000%           0.000000%            0.136719%
                                 0.124048%            0.000000%           0.000000%            0.124048%

30 Days      1.699219%           0.097656%            0.000000%           0.000000%            1.796875%
             1.666597%           0.159788%            0.000000%           0.000000%            1.826386%

60 Days      0.507813%           0.019531%            0.000000%           0.000000%            0.527344%
             0.708093%           0.012772%            0.000000%           0.000000%            0.720864%

90 Days      0.214844%           0.000000%            0.507813%           0.000000%            0.722656%
             0.260994%           0.000000%            0.588259%           0.000000%            0.849253%

120 Days     0.078125%           0.039063%            0.410156%           0.019531%            0.546875%
             0.153831%           0.044100%            0.487428%           0.005677%            0.691037%

150 Days     0.058594%           0.039063%            0.332031%           0.078125%            0.507813%
             0.046474%           0.026267%            0.388303%           0.037980%            0.499025%

180+ Days    0.019531%           0.273438%            1.171875%           2.558594%            4.023438%
             0.034753%           0.331894%            1.620356%           2.800812%            4.787814%

Totals       2.578125%           0.605469%            2.421875%           2.656250%            8.261719%
             2.870743%           0.698869%            3.084346%           2.844469%            9.498427%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                     773,792.85

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I-1 - OTS                No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    157,013.18           0.00                0.00                 157,013.18

30 Days                        32                   2                    0                   0                    34
                               7,609,979.73         1,560,000.00         0.00                0.00                 9,169,979.73

60 Days                        11                   1                    0                   0                    12
                               4,623,786.00         143,861.26           0.00                0.00                 4,767,647.26

90 Days                        5                    0                    9                   0                    14
                               1,879,077.77         0.00                 2,853,395.98        0.00                 4,732,473.75

120 Days                       3                    1                    11                  0                    15
                               1,538,371.31         276,000.00           3,473,540.18        0.00                 5,287,911.49

150 Days                       1                    0                    8                   1                    10
                               148,000.00           0.00                 2,451,765.94        113,594.94           2,713,360.88

180+ Days                      1                    6                    34                  67                   108
                               391,460.00           2,026,047.94         13,089,867.85       18,007,715.71        33,515,091.50

Totals                         53                   11                   62                  68                   194
                               16,190,674.81        4,162,922.38         21,868,569.95       18,121,310.65        60,343,477.79

0-29 Days                                           0.082169%            0.000000%           0.000000%            0.082169%
                                                    0.042432%            0.000000%           0.000000%            0.042432%

30 Days                        2.629417%            0.164339%            0.000000%           0.000000%            2.793755%
                               2.056561%            0.421583%            0.000000%           0.000000%            2.478144%

60 Days                        0.903862%            0.082169%            0.000000%           0.000000%            0.986031%
                               1.249556%            0.038878%            0.000000%           0.000000%            1.288434%

90 Days                        0.410846%            0.000000%            0.739523%           0.000000%            1.150370%
                               0.507812%            0.000000%            0.771117%           0.000000%            1.278929%

120 Days                       0.246508%            0.082169%            0.903862%           0.000000%            1.232539%
                               0.415738%            0.074588%            0.938708%           0.000000%            1.429033%

150 Days                       0.082169%            0.000000%            0.657354%           0.082169%            0.821693%
                               0.039996%            0.000000%            0.662578%           0.030698%            0.733273%

180+ Days                      0.082169%            0.493016%            2.793755%           5.505341%            8.874281%
                               0.105790%            0.547530%            3.537475%           4.866500%            9.057296%

Totals                         4.354971%            0.903862%            5.094495%           5.587510%            15.940838%
                               4.375454%            1.125010%            5.909878%           4.897199%            16.307541%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I-2 - OTS                No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           3                    0                   0                    3
                                                    690,829.12           0.00                0.00                 690,829.12

30 Days                        15                   3                    0                   0                    18
                               3,307,895.61         239,880.47           0.00                0.00                 3,547,776.08

60 Days                        5                    0                    0                   0                    5
                               1,203,038.86         0.00                 0.00                0.00                 1,203,038.86

90 Days                        5                    0                    5                   0                    10
                               943,428.43           0.00                 987,003.49          0.00                 1,930,431.92

120 Days                       1                    1                    2                   0                    4
                               194,409.55           220,747.10           302,380.95          0.00                 717,537.60

150 Days                       0                    0                    2                   0                    2
                               0.00                 0.00                 486,780.41          0.00                 486,780.41

180+ Days                      0                    1                    9                   24                   34
                               0.00                 262,400.00           1,649,295.64        4,486,616.87         6,398,312.51

Totals                         26                   8                    18                  24                   76
                               5,648,772.45         1,413,856.69         3,425,460.49        4,486,616.87         14,974,706.50

0-29 Days                                           0.286807%            0.000000%           0.000000%            0.286807%
                                                    0.324269%            0.000000%           0.000000%            0.324269%

30 Days                        1.434034%            0.286807%            0.000000%           0.000000%            1.720841%
                               1.552698%            0.112598%            0.000000%           0.000000%            1.665296%

60 Days                        0.478011%            0.000000%            0.000000%           0.000000%            0.478011%
                               0.564696%            0.000000%            0.000000%           0.000000%            0.564696%

90 Days                        0.478011%            0.000000%            0.478011%           0.000000%            0.956023%
                               0.442837%            0.000000%            0.463291%           0.000000%            0.906128%

120 Days                       0.095602%            0.095602%            0.191205%           0.000000%            0.382409%
                               0.091254%            0.103617%            0.141935%           0.000000%            0.336806%

150 Days                       0.000000%            0.000000%            0.191205%           0.000000%            0.191205%
                               0.000000%            0.000000%            0.228491%           0.000000%            0.228491%

180+ Days                      0.000000%            0.095602%            0.860421%           2.294455%            3.250478%
                               0.000000%            0.123168%            0.774165%           2.105980%            3.003313%

Totals                         2.485660%            0.764818%            1.720841%           2.294455%            7.265774%
                               2.651486%            0.663652%            1.607882%           2.105980%            7.029000%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II - OTS                 No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           3                    0                   0                    3
                                                    549,448.01           0.00                0.00                 549,448.01

30 Days                        40                   0                    0                   0                    40
                               7,854,932.40         0.00                 0.00                0.00                 7,854,932.40

60 Days                        10                   0                    0                   0                    10
                               2,149,241.67         0.00                 0.00                0.00                 2,149,241.67

90 Days                        1                    0                    12                  0                    13
                               117,375.16           0.00                 2,785,840.05        0.00                 2,903,215.21

120 Days                       0                    0                    8                   1                    9
                               0.00                 0.00                 1,714,545.34        63,946.99            1,778,492.33

150 Days                       2                    2                    7                   3                    14
                               375,494.51           295,880.00           1,435,362.69        314,218.55           2,420,955.75

180+ Days                      0                    7                    17                  40                   64
                               0.00                 1,450,056.33         3,512,769.20        9,054,444.43         14,017,269.96

Totals                         53                   12                   44                  44                   153
                               10,497,043.74        2,295,384.34         9,448,517.28        9,432,609.97         31,673,555.33

0-29 Days                                           0.105005%            0.000000%           0.000000%            0.105005%
                                                    0.101124%            0.000000%           0.000000%            0.101124%

30 Days                        1.400070%            0.000000%            0.000000%           0.000000%            1.400070%
                               1.445677%            0.000000%            0.000000%           0.000000%            1.445677%

60 Days                        0.350018%            0.000000%            0.000000%           0.000000%            0.350018%
                               0.395562%            0.000000%            0.000000%           0.000000%            0.395562%

90 Days                        0.035002%            0.000000%            0.420021%           0.000000%            0.455023%
                               0.021603%            0.000000%            0.512726%           0.000000%            0.534328%

120 Days                       0.000000%            0.000000%            0.280014%           0.035002%            0.315016%
                               0.000000%            0.000000%            0.315557%           0.011769%            0.327326%

150 Days                       0.070004%            0.070004%            0.245012%           0.105005%            0.490025%
                               0.069109%            0.054456%            0.264174%           0.057831%            0.445570%

180+ Days                      0.000000%            0.245012%            0.595030%           1.400070%            2.240112%
                               0.000000%            0.266879%            0.646515%           1.666444%            2.579837%

Totals                         1.855093%            0.420021%            1.540077%           1.540077%            5.355268%
                               1.931950%            0.422459%            1.738972%           1.736044%            5.829424%

Please refer to CTSLink.com for a list of delinquency code descriptions

                       180+ Delinquency Summary

                                Summary                                                       Group I-1

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            20        6,329,404.58            0.562               14       5,250,780.56            1.419
    210  -      239            30        7,892,949.63            0.701               13       4,076,607.61            1.102
    240  -      269            28        7,489,301.34            0.665               16       5,006,646.17            1.353
    270  -      299            19        5,169,457.85            0.459               10       2,819,536.90            0.762
    300  -      329            21        5,515,348.29            0.490                9       2,632,799.26            0.712
    330  -      359            23        5,715,730.31            0.507               11       3,511,444.09            0.949
    360  -      389             8        2,165,702.93            0.192                7       1,972,102.93            0.533
    390  -      419             8        1,611,248.72            0.143                3         801,585.00            0.217
    420  -      449            12        2,391,639.06            0.212                3         843,371.93            0.228
    450  -      479             7        1,281,723.19            0.114                3         630,662.19            0.170
    480  -      509             6          681,224.41            0.060                4         548,424.41            0.148
    510  -      539             7        1,242,618.81            0.110                5         729,375.16            0.197
    540  -      569             6        2,136,084.50            0.190                5       2,030,085.13            0.549
    570  -      599             4        2,548,590.16            0.226                2       2,054,670.16            0.555
    600  -      629             3          642,992.56            0.057                2         323,000.00            0.087
    630  -      659             2          564,657.63            0.050                0               0.00            0.000
    660  -      689             2          552,000.00            0.049                1         284,000.00            0.077
              Total           206       53,930,673.97            4.787              108      33,515,091.50            9.058

                 180+ Delinquency Summary (continued)

                               Group I-2                                                       Group II

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             2          463,184.36            0.217                  4       615,439.66            0.113
    210  -      239             4          879,980.98            0.413                 13     2,936,361.04            0.540
    240  -      269             3          645,948.39            0.303                  9     1,836,706.78            0.338
    270  -      299             3          733,347.95            0.344                  6     1,616,573.00            0.298
    300  -      329             7        1,478,554.32            0.694                  5     1,403,994.71            0.258
    330  -      359             4          801,825.89            0.376                  8     1,402,460.33            0.258
    360  -      389             0                0.00            0.000                  1       193,600.00            0.036
    390  -      419             3          353,845.83            0.166                  2       455,817.89            0.084
    420  -      449             4          453,042.42            0.213                  5     1,095,224.71            0.202
    450  -      479             2          214,583.00            0.101                  2       436,478.00            0.080
    480  -      509             0                0.00            0.000                  2       132,800.00            0.024
    510  -      539             0                0.00            0.000                  2       513,243.65            0.094
    540  -      569             1          105,999.37            0.050                  0             0.00            0.000
    570  -      599             0                0.00            0.000                  2       493,920.00            0.091
    600  -      629             0                0.00            0.000                  1       319,992.56            0.059
    630  -      659             0                0.00            0.000                  2       564,657.63            0.104
    660  -      689             1          268,000.00            0.126                  0             0.00            0.000
              Total            34        6,398,312.51            3.003                 64    14,017,269.96            2.579

This report includes all loans greater than 180 days delinquent regardless of status (REO, Foreclosure, Bankruptcy).

                REO Detail - All Mortgage Loans in REO during Current Period

 Summary                                                             12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                             13                   Sep-06            0.138%
     Original Principal Balance     3,385,510.00                   Oct-06            0.242%
     Current Actual Balance         3,382,222.07                   Nov-06            0.275%
                                                                   Dec-06            0.299%
 Current REO Total                                                 Jan-07            0.802%
     Loans in REO                            136                   Feb-07            1.225%
     Original Principal Balance    32,078,664.00                   Mar-07            1.415%
     Current Actual Balance        32,040,537.49                   Apr-07            1.873%
                                                                   May-07            2.326%
                                                                   Jun-07            2.559%
                                                                   Jul-07            2.823%
                                                                   Aug-07            2.844%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I-1                                                           12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              6                   Sep-06            0.286%
     Original Principal Balance     2,007,000.00                   Oct-06            0.464%
     Current Actual Balance         2,006,723.21                   Nov-06            0.427%
                                                                   Dec-06            0.405%
 Current REO Total                                                 Jan-07            1.236%
     Loans in REO                             68                   Feb-07            2.167%
     Original Principal Balance    18,140,881.00                   Mar-07            2.497%
     Current Actual Balance        18,121,310.65                   Apr-07            3.443%
                                                                   May-07            4.083%
                                                                   Jun-07            4.115%
                                                                   Jul-07            4.625%
                                                                   Aug-07            4.897%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I-2                                                           12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              1                   Sep-06            0.053%
     Original Principal Balance       196,000.00                   Oct-06            0.147%
     Current Actual Balance           195,999.99                   Nov-06            0.262%
                                                                   Dec-06            0.270%
 Current REO Total                                                 Jan-07            0.330%
     Loans in REO                             24                   Feb-07            0.368%
     Original Principal Balance     4,494,500.00                   Mar-07            0.439%
     Current Actual Balance         4,486,616.87                   Apr-07            1.042%
                                                                   May-07            1.325%
                                                                   Jun-07            1.948%
                                                                   Jul-07            2.239%
                                                                   Aug-07            2.106%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II                                                            12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              6                   Sep-06            0.064%
     Original Principal Balance     1,182,510.00                   Oct-06            0.117%
     Current Actual Balance         1,179,498.87                   Nov-06            0.169%
                                                                   Dec-06            0.234%
 Current REO Total                                                 Jan-07            0.683%
     Loans in REO                             44                   Feb-07            0.900%
     Original Principal Balance     9,443,283.00                   Mar-07            1.042%
     Current Actual Balance         9,432,609.97                   Apr-07            1.100%
                                                                   May-07            1.492%
                                                                   Jun-07            1.722%
                                                                   Jul-07            1.824%
                                                                   Aug-07            1.736%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

                    REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan           First                                             Original
                               Loan          Entered         Payment                            LTV at          Principal
        Group                Number              REO            Date          State        Origination            Balance

      Group I-1          0000060331         Jan-2007     01-Aug-2005             MO              80.00         188,000.00
      Group I-1          0000061157         Feb-2007     01-Aug-2005             MO              80.00         188,000.00
      Group I-1          0000136987         Jan-2007     01-Jun-2005             VA              80.00         196,000.00
      Group I-1          0000423831         May-2007     01-Sep-2005             GA              80.00         136,800.00
      Group I-1          0000424189         May-2007     01-Aug-2005             GA              80.00         128,000.00
      Group I-1          0000468011         May-2007     01-Jul-2005             TX              80.00         170,400.00
      Group I-1          0000807461         May-2007     01-Aug-2005             FL              79.98         158,300.00
      Group I-1          0000807472         Jun-2007     01-Aug-2005             FL              75.00         185,250.00
      Group I-1          0000807494         Apr-2007     01-Aug-2005             FL              74.94         356,000.00
      Group I-1          0000807637         Jun-2007     01-Sep-2005             MO              80.00          57,600.00
      Group I-1          0000820390         Jul-2007     01-Sep-2005             FL              65.00         258,700.00
      Group I-1          0000850254         Jan-2007     01-Sep-2005             AZ              80.00         232,000.00
      Group I-1          0000917109         Oct-2006     01-Aug-2005             CA              80.00         284,000.00
      Group I-1          0001009413         May-2007     01-Sep-2005             CO              80.00          98,400.00
      Group I-1          0002380158         Apr-2007     01-Sep-2005             CA              79.91         359,650.00
      Group I-1          0002380309         Jul-2007     01-Sep-2005             GA              80.00         140,000.00
      Group I-1          0002381478         Aug-2007     01-Sep-2005             CA              80.00         332,000.00
      Group I-1          0002382089         Jul-2007     01-Sep-2005             KS              80.00         100,000.00
      Group I-1          0002903297         Mar-2007     01-Jul-2005             CA              80.00         208,000.00
      Group I-1          0005062902         Feb-2007     01-Sep-2005             NV              80.00         264,000.00
      Group I-1          0005063006         Jun-2007     01-Sep-2005             NV              80.00         296,000.00
      Group I-1          0010501225         Apr-2007     01-Aug-2005             MD              75.00         900,000.00
      Group I-1          0011008235         May-2007     01-Aug-2005             NV              80.00         328,000.00
      Group I-1          0011166956         Jun-2007     01-Aug-2005             GA              80.00          45,600.00
      Group I-1          0011208923         Jun-2007     01-Aug-2005             VA              80.00         286,000.00
      Group I-1          0011218435         Jun-2007     01-Aug-2005             TX              80.00         101,660.00
      Group I-1          0011242336         Mar-2007     01-Sep-2005             CO              80.00         164,717.00
      Group I-1          0011246576         Jan-2007     01-Aug-2005             GA              80.00         258,880.00
      Group I-1          0011669066         Apr-2007     01-Sep-2005             PA              81.59         122,400.00
      Group I-1          0011669181         Jul-2007     01-Sep-2005             CA              80.00         252,000.00
      Group I-1          0015038692         Jun-2007     01-Aug-2005             AZ              80.00         148,000.00
      Group I-1          0020521848         Aug-2007     01-Aug-2005             CA              70.00         378,000.00
      Group I-1          0021040111         May-2007     01-Aug-2005             PA              80.00          58,400.00
      Group I-1          0021040118         May-2007     01-Aug-2005             PA              80.00          57,600.00
      Group I-1          0025060380         Jul-2007     01-Sep-2005             TX              80.00         272,000.00
      Group I-1          0025070010         Apr-2007     01-Sep-2005             FL              80.00         305,600.00
      Group I-1          0041050785         Feb-2007     01-Aug-2005             CA              70.00       1,155,000.00
      Group I-1          0053814190         Jun-2007     01-Jul-2005             GA              80.00          96,000.00
      Group I-1          0053961793         May-2007     01-Aug-2005             ID              80.00          92,000.00
      Group I-1          0060006173         May-2007     01-Aug-2005             TX              80.00         128,000.00
      Group I-1          0060006371         Jan-2007     01-Sep-2005             TX              80.00          80,000.00
      Group I-1          0060006593         May-2007     01-Sep-2005             TX              80.02         130,216.00
      Group I-1          0086216264         Mar-2007     01-Jun-2005             VA              79.98         477,800.00
      Group I-1          0086558392         Oct-2006     01-Jun-2005             CA              80.00         388,000.00
      Group I-1          0086611852         Jul-2007     01-Jun-2005             TX              80.00         488,000.00
      Group I-1          0086703618         Aug-2007     01-Jun-2005             CA              80.00         468,000.00
      Group I-1          0086715109         Jul-2007     01-Jun-2005             CA              76.33         656,500.00
      Group I-1          0086767852         May-2007     01-Jun-2005             CA              80.00         432,800.00
      Group I-1          0086772829         Jul-2007     01-Jul-2005             CA              80.00         448,000.00
      Group I-1          0086780970         Jul-2007     01-Jul-2005             CA              80.00         600,000.00
      Group I-1          0086857968         Apr-2007     01-Jul-2005             CA              80.00         397,600.00
      Group I-1          0410150819         Feb-2007     01-Aug-2005             VA              75.00         397,040.00
      Group I-1          0506080562         Aug-2007     01-Aug-2005             VA              80.00         475,400.00
      Group I-1          0540162674         May-2007     01-Aug-2005             VA              80.00         412,950.00
      Group I-1          1050624002         Jul-2007     01-Aug-2005             NV              70.00         353,500.00
      Group I-1          2300805512         Apr-2007     01-Aug-2005             CO              80.00         128,000.00
      Group I-1          5001000347         Apr-2007     01-Aug-2005             CO              80.00         176,796.00
      Group I-1          5001000420         Apr-2007     01-Aug-2005             CO              80.00         159,904.00
      Group I-1          5001000833         Apr-2007     01-Sep-2005             FL              80.00         264,000.00
      Group I-1          5002000263         Jul-2007     01-Aug-2005             AZ              80.00         207,920.00
      Group I-1          5002000454         Jul-2007     01-Aug-2005             AZ              70.00         269,500.00
      Group I-1          5002000695         Aug-2007     01-Sep-2005             NV              80.00         240,000.00
      Group I-1          5010038244         Jan-2007     01-Sep-2005             GA              77.33         464,000.00
      Group I-1          5150150194         Mar-2007     01-Jul-2005             GA              79.97         113,450.00
      Group I-1          5188250067         May-2007     01-Aug-2005             GA              80.00          58,948.00
      Group I-1          9815062004         Aug-2007     01-Sep-2005             GA              80.00         113,600.00
      Group I-1          9815062006         Feb-2007     01-Sep-2005             GA              80.00         140,000.00
      Group I-1          9815071106         Jun-2007     01-Sep-2005             GA              80.00         112,000.00
      Group I-2          0000384958         Jun-2007     01-Jul-2005             CA              80.00         297,200.00
      Group I-2          0010102440         Aug-2007     01-Aug-2005             AZ              80.00         196,000.00
      Group I-2          0010736726         Jun-2007     01-Jul-2005             CA              80.00         252,000.00
      Group I-2          0011247970         Apr-2007     01-Aug-2005             CA              80.00         236,000.00
      Group I-2          0025020221         Apr-2007     01-May-2005             MI              79.98         131,900.00
      Group I-2          0077952803         Jun-2007     01-Aug-2005             VA              80.00         319,200.00
      Group I-2          0086279601         Jul-2007     01-Jun-2005             NC              95.00         137,650.00
      Group I-2          0086352523         Mar-2007     01-May-2005             GA              70.00         147,000.00
      Group I-2          0086385911         Nov-2006     01-Jun-2005             GA              80.00         160,000.00
      Group I-2          0086508827         May-2007     01-Jun-2005             MN              80.00         128,800.00
      Group I-2          0086538543         Jun-2007     01-Jun-2005             SD              80.00          68,000.00
      Group I-2          0086539137         Jul-2007     01-Jun-2005             SD              76.95          60,800.00
      Group I-2          0086549169         Oct-2006     01-Jun-2005             GA              68.83         106,000.00
      Group I-2          0086594413         Jun-2007     01-Jun-2005             SD              80.00          84,000.00
      Group I-2          0086648003         Apr-2007     01-Jun-2005             NV              80.00         164,000.00
      Group I-2          0086688835         Jul-2007     01-Jun-2005             NV              79.98         333,000.00
      Group I-2          0086699550         Jul-2007     01-Jun-2005             MA              80.00         204,800.00
      Group I-2          0086724663         Jul-2007     01-Jun-2005             NV              80.00         269,600.00
      Group I-2          0086756327         May-2007     01-Jun-2005             CO              80.00         165,600.00
      Group I-2          0086788098         May-2007     01-Jul-2005             NV              80.00         308,000.00
      Group I-2          0200506029         Apr-2007     01-Aug-2005             WV              80.00         265,850.00
      Group I-2          0400712612         Feb-2007     01-May-2005             CO              70.00          77,000.00
      Group I-2          0505050102         Jun-2007     01-Aug-2005             AZ              70.00         114,100.00
      Group I-2          2115114351         Jan-2007     01-Feb-2005             OH              80.00         268,000.00
       Group II          0000060215         Mar-2007     01-Aug-2005             CO              80.00         117,600.00
       Group II          0000137344         Aug-2007     01-Jun-2005             MD              80.00          64,000.00
       Group II          0000300449         Jan-2007     01-Jun-2005             GA              80.00         155,200.00
       Group II          0002290377         Jun-2007     01-Aug-2005             CO              80.00         148,000.00
       Group II          0002290882         Jun-2007     01-Sep-2005             CO              79.98         203,983.00
       Group II          0002291033         May-2007     01-Aug-2005             NV              80.00         236,000.00
       Group II          0002362464         Feb-2007     01-Aug-2005             VA              80.00         336,000.00
       Group II          0002363412         Jun-2007     01-Sep-2005             VA              80.00         319,920.00
       Group II          0002378323         Jul-2007     01-Aug-2005             CA              80.00         268,000.00
       Group II          0002378842         Apr-2007     01-Sep-2005             MI              73.97         233,000.00
       Group II          0002379718         Mar-2007     01-Sep-2005             FL              75.00         333,750.00
       Group II          0003029689         Jan-2007     01-Aug-2005             MN              70.00         162,500.00
       Group II          0006028069         Aug-2007     01-Aug-2005             CA              79.98         354,150.00
       Group II          0006028630         Feb-2007     01-Aug-2005             CA              80.00         172,000.00
       Group II          0010851343         Jul-2007     01-Aug-2005             CA              80.00         223,200.00
       Group II          0010939403         Jul-2007     01-Jul-2005             FL              80.00         345,600.00
       Group II          0010961431         Nov-2006     01-Aug-2005             IL              79.08         174,000.00
       Group II          0011153178         May-2007     01-Aug-2005             MN              80.00         124,000.00
       Group II          0011163409         Jan-2007     01-Aug-2005             GA              80.00          67,200.00
       Group II          0011205127         Jan-2007     01-Aug-2005             GA              78.09          65,600.00
       Group II          0011710811         May-2007     01-Sep-2005             GA              80.00         360,000.00
       Group II          0015038768         Feb-2007     01-Sep-2005             NV              79.76         268,800.00
       Group II          0015400190         Jan-2007     01-Aug-2005             AZ              80.00         244,000.00
       Group II          0015400204         Feb-2007     01-Sep-2005             AZ              80.00         296,800.00
       Group II          0019705221         May-2007     01-Aug-2005             CO              80.00         147,120.00
       Group II          0025060015         Jun-2007     01-Sep-2005             CO              80.00         228,000.00
       Group II          0025060117         May-2007     01-Aug-2005             GA              75.00          94,500.00
       Group II          0030000181         Jun-2007     01-Sep-2005             AZ              80.00         193,600.00
       Group II          0051121921         Aug-2007     01-Sep-2005             AZ              80.00         272,000.00
       Group II          0053500807         Mar-2007     01-Jul-2005             GA              80.00         101,280.00
       Group II          0054118419         Jan-2007     01-Aug-2005             MA              80.00         320,000.00
       Group II          0060006525         May-2007     01-Sep-2005             TX              80.00         107,600.00
       Group II          0143203487         Jun-2007     01-May-2005             NV              80.00         220,000.00
       Group II          0400877612         Jul-2007     01-Aug-2005             TX              79.45          89,000.00
       Group II          0400889212         May-2007     01-Aug-2005             NV              80.00         280,000.00
       Group II          0400889812         May-2007     01-Aug-2005             NV              80.00         280,000.00
       Group II          0905051009         Aug-2007     01-Aug-2005             GA              80.00         130,760.00
       Group II          1010036588         Jul-2007     01-Aug-2005             AZ              80.00         359,600.00
       Group II          2015041903         Jun-2007     01-Sep-2005             GA              80.00          76,720.00
       Group II          3000004402         Jul-2007     01-Aug-2005             FL              80.00         237,600.00
       Group II          3000004808         May-2007     01-Sep-2005             AL              78.16         359,600.00
       Group II          3505052704         Aug-2007     01-Aug-2005             NV              80.00         265,600.00
       Group II          8415003268         Jul-2007     01-Aug-2005             NV              69.19         311,000.00
       Group II          9815062107         Aug-2007     01-Sep-2005             GA              80.00          96,000.00

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                             Current           Paid                           Current        Approximate
                              Loan            Actual             To         Months               Loan         Delinquent
       Group                Number           Balance           Date     Delinquent               Rate           Interest

     Group I-1          0000060331        186,180.46    01-Jul-2006             11             7.250%          13,794.55
     Group I-1          0000061157        188,000.00    01-Jul-2006             11             7.125%          13,747.50
     Group I-1          0000136987        195,995.00    01-Jun-2006             12             7.250%          15,720.46
     Group I-1          0000423831        136,566.50    01-Sep-2006              9             6.750%           7,980.61
     Group I-1          0000424189        128,000.00    01-Sep-2006              9             7.125%           7,920.00
     Group I-1          0000468011        170,400.00    01-Dec-2005             18             7.125%          19,170.00
     Group I-1          0000807461        158,208.80    01-Jul-2006             11             6.875%          11,140.48
     Group I-1          0000807472        185,250.00    01-Jul-2006             11             7.125%          13,546.39
     Group I-1          0000807494        352,773.77    01-Jun-2006             12             7.125%          27,621.64
     Group I-1          0000807637         57,600.00    01-Dec-2006              6             7.250%           2,640.00
     Group I-1          0000820390        258,700.00    01-Oct-2006              8             6.875%          14,013.00
     Group I-1          0000850254        232,000.00    01-May-2006             13             7.125%          19,575.00
     Group I-1          0000917109        284,000.00    01-Aug-2005             22             7.125%          38,340.00
     Group I-1          0001009413         98,400.00    01-Apr-2006             14             6.750%           8,364.00
     Group I-1          0002380158        359,650.00    01-Jul-2006             11             7.000%          25,812.41
     Group I-1          0002380309        139,202.19    01-Mar-2006             15             7.125%          13,219.24
     Group I-1          0002381478        332,000.00    01-Sep-2006              9             7.000%          20,162.12
     Group I-1          0002382089         99,158.37    01-Jun-2006             12             7.000%           7,619.41
     Group I-1          0002903297        207,926.52    01-Jun-2006             12             6.875%          15,767.78
     Group I-1          0005062902        263,905.00    01-Feb-2006             16             7.125%          26,720.62
     Group I-1          0005063006        295,975.00    01-Jun-2006             12             6.875%          22,444.80
     Group I-1          0010501225        900,000.00    01-Nov-2005             19             6.875%         102,375.00
     Group I-1          0011008235        328,000.00    01-Aug-2006             10             7.000%          21,729.96
     Group I-1          0011166956         45,600.00    01-Oct-2006              8             7.250%           2,612.50
     Group I-1          0011208923        286,000.00    01-Dec-2006              6             6.875%          12,393.28
     Group I-1          0011218435        101,660.00    01-Nov-2006              7             6.875%           4,955.94
     Group I-1          0011242336        164,717.00    01-Dec-2005             18             7.250%          18,874.00
     Group I-1          0011246576        256,971.94    01-Apr-2006             14             7.125%          22,975.90
     Group I-1          0011669066        121,940.09    01-Jan-2006             17             7.500%          13,657.73
     Group I-1          0011669181        249,151.16    01-Sep-2006              9             6.875%          14,776.15
     Group I-1          0015038692        148,000.00    01-Oct-2006              8             7.125%           8,325.00
     Group I-1          0020521848        378,000.00    01-Nov-2006              7             6.750%          18,073.08
     Group I-1          0021040111         58,115.60    01-Jan-2006             17             7.125%           6,162.95
     Group I-1          0021040118         57,319.51    01-Jan-2006             17             7.125%           6,078.52
     Group I-1          0025060380        272,000.00    01-Nov-2006              7             7.375%          14,280.03
     Group I-1          0025070010        305,595.00    01-May-2006             13             7.500%          27,217.08
     Group I-1          0041050785      1,154,670.16    01-Nov-2005             19             6.750%         128,817.99
     Group I-1          0053814190         95,948.40    01-Nov-2006              7             7.125%           4,857.42
     Group I-1          0053961793         91,449.54    01-Feb-2006             16             6.875%           8,847.58
     Group I-1          0060006173        127,139.13    01-Oct-2006              8             7.000%           7,023.23
     Group I-1          0060006371         79,619.87    01-Feb-2006             16             7.250%           8,152.23
     Group I-1          0060006593        130,170.42    01-Sep-2006              9             7.000%           7,905.15
     Group I-1          0086216264        476,797.63    01-Jul-2006             11             5.500%          27,118.00
     Group I-1          0086558392        388,000.00    01-Jan-2006             17             6.125%          36,092.21
     Group I-1          0086611852        487,999.99    01-Apr-2006             14             6.875%          43,106.56
     Group I-1          0086703618        468,000.00    01-Oct-2006              8             6.250%          23,400.00
     Group I-1          0086715109        655,737.48    01-Sep-2006              9             5.750%          33,060.17
     Group I-1          0086767852        432,798.92    01-Aug-2006             10             7.875%          26,508.87
     Group I-1          0086772829        448,000.00    01-Oct-2006              8             5.750%          20,533.40
     Group I-1          0086780970        599,155.91    01-Oct-2006              8             5.250%          24,964.90
     Group I-1          0086857968        397,600.00    01-Jul-2006             11             5.875%          24,228.75
     Group I-1          0410150819        397,040.00    01-Dec-2005             18             7.250%          45,494.00
     Group I-1          0506080562        475,153.27    01-Dec-2006              6             6.875%          20,589.93
     Group I-1          0540162674        412,950.00    01-Nov-2006              7             7.000%          20,518.38
     Group I-1          1050624002        353,500.00    01-Oct-2006              8             6.750%          18,779.70
     Group I-1          2300805512        127,986.67    01-Dec-2005             18             7.250%          14,665.00
     Group I-1          5001000347        176,792.98    01-Aug-2006             10             6.875%          11,491.56
     Group I-1          5001000420        159,895.36    01-Aug-2006             10             7.125%          10,792.92
     Group I-1          5001000833        263,990.00    01-May-2006             13             7.250%          22,686.63
     Group I-1          5002000263        207,920.00    01-Nov-2006              7             7.000%          10,331.01
     Group I-1          5002000454        269,500.00    01-Sep-2006              9             7.125%          16,675.34
     Group I-1          5002000695        239,975.00    01-Jul-2006             11             7.375%          18,198.18
     Group I-1          5010038244        463,963.33    01-Jun-2006             12             7.250%          37,213.68
     Group I-1          5150150194        113,450.00    01-Feb-2006             16             6.875%          11,061.36
     Group I-1          5188250067         58,885.46    01-Oct-2006              8             7.125%           3,312.30
     Group I-1          9815062004        113,594.94    01-Jan-2007              5             7.250%           4,555.60
     Group I-1          9815062006        139,999.18    01-Jul-2006             11             7.125%          10,237.50
     Group I-1          9815071106        110,665.10    01-Nov-2006              7             7.375%           5,790.05
     Group I-2          0000384958        297,200.00    01-Sep-2006              9             5.875%          15,869.26
     Group I-2          0010102440        195,999.99    01-Nov-2006              7             6.750%           9,371.25
     Group I-2          0010736726        251,938.01    01-Aug-2006             10             5.875%          13,856.64
     Group I-2          0011247970        235,871.44    01-Jul-2006             11             6.500%          15,651.73
     Group I-2          0025020221        130,583.00    01-Mar-2006             15             8.625%          13,221.22
     Group I-2          0077952803        319,200.00    01-Dec-2006              6             6.750%          13,566.00
     Group I-2          0086279601        136,123.51    01-Jul-2006             11             7.375%          10,452.99
     Group I-2          0086352523        147,000.00    01-Aug-2006             10             6.875%           9,738.72
     Group I-2          0086385911        159,960.08    01-Apr-2006             14             6.000%          12,263.52
     Group I-2          0086508827        128,762.41    01-Aug-2006             10             6.625%           8,208.60
     Group I-2          0086538543         68,000.00    01-Apr-2006             14             7.125%           6,233.28
     Group I-2          0086539137         60,745.85    01-May-2006             13             7.125%           5,220.30
     Group I-2          0086549169        105,999.37    01-Dec-2005             18             6.750%          11,483.40
     Group I-2          0086594413         84,000.00    01-Mar-2006             15             6.625%           7,586.25
     Group I-2          0086648003        163,980.94    01-Jul-2006             11             7.000%          11,991.20
     Group I-2          0086688835        332,987.07    01-Aug-2006             10             5.875%          18,730.56
     Group I-2          0086699550        204,799.98    01-May-2006             13             7.000%          17,280.00
     Group I-2          0086724663        269,600.00    01-Oct-2006              8             5.250%          11,233.30
     Group I-2          0086756327        165,300.00    01-Aug-2006             10             6.250%           9,918.00
     Group I-2          0086788098        303,766.83    01-Aug-2006             10             6.375%          18,500.19
     Group I-2          0200506029        265,850.00    01-Jul-2006             11             6.750%          18,360.29
     Group I-2          0400712612         77,000.00    01-Apr-2006             14             6.750%           6,545.12
     Group I-2          0505050102        113,948.39    01-Oct-2006              8             6.750%           6,053.50
     Group I-2          2115114351        268,000.00    01-Aug-2005             22             7.750%          35,409.38
      Group II          0000060215        117,599.31    01-Jul-2006             11             5.875%           7,007.00
      Group II          0000137344         63,946.99    01-Feb-2007              4             6.625%           1,998.36
      Group II          0000300449        153,643.65    01-Jan-2006             17             5.000%          11,120.99
      Group II          0002290377        148,000.00    01-Oct-2006              8             5.875%           6,783.30
      Group II          0002290882        203,983.00    01-Sep-2006              9             6.250%          10,985.37
      Group II          0002291033        236,000.00    01-Aug-2006             10             6.500%          14,454.96
      Group II          0002362464        335,994.71    01-Aug-2006             10             5.875%          18,479.64
      Group II          0002363412        319,920.00    01-Nov-2005             19             5.750%          30,092.37
      Group II          0002378323        268,000.00    01-Nov-2006              7             6.250%          11,808.72
      Group II          0002378842        233,000.00    01-Sep-2006              9             6.000%          12,014.09
      Group II          0002379718        333,750.00    01-Apr-2006             14             6.500%          27,256.16
      Group II          0003029689        160,725.68    01-May-2006             13             5.625%          10,462.23
      Group II          0006028069        354,150.00    01-Nov-2006              7             5.625%          13,944.69
      Group II          0006028630        172,000.00    01-Apr-2006             14             6.500%          14,046.72
      Group II          0010851343        221,991.00    01-Jul-2006             11             6.500%          14,730.04
      Group II          0010939403        344,657.63    01-Sep-2005             21             6.500%          40,033.71
      Group II          0010961431        174,000.00    01-Nov-2005             19             5.625%          15,986.25
      Group II          0011153178        124,000.00    01-Oct-2006              8             5.500%           5,295.80
      Group II          0011163409         67,200.00    01-Feb-2006             16             6.625%           6,300.00
      Group II          0011205127         65,600.00    01-Feb-2006             16             6.625%           6,150.06
      Group II          0011710811        359,990.00    01-Sep-2006              9             6.375%          19,799.45
      Group II          0015038768        268,800.00    01-Apr-2006             14             6.000%          20,160.00
      Group II          0015400190        244,000.00    01-Apr-2006             14             6.125%          18,706.72
      Group II          0015400204        295,092.21    01-May-2006             13             6.125%          21,209.70
      Group II          0019705221        147,105.00    01-Jul-2006             11             6.250%           9,362.60
      Group II          0025060015        228,000.00    01-Nov-2006              7             6.000%           9,618.75
      Group II          0025060117         94,168.06    01-Oct-2006              8             6.375%           4,708.40
      Group II          0030000181        193,600.00    01-Oct-2006              8             6.625%          10,083.30
      Group II          0051121921        270,583.33    01-Dec-2006              6             6.250%          10,597.84
      Group II          0053500807        101,278.00    01-Mar-2006             15             6.000%           8,070.58
      Group II          0054118419        319,992.56    01-Oct-2005             20             5.875%          32,265.86
      Group II          0060006525        107,569.08    01-Oct-2006              8             6.500%           5,490.50
      Group II          0143203487        220,000.00    01-Sep-2005             21             5.625%          22,137.50
      Group II          0400877612         89,000.00    01-Jan-2007              5             6.125%           2,985.22
      Group II          0400889212        280,000.00    01-Aug-2006             10             6.250%          16,449.96
      Group II          0400889812        280,000.00    01-Aug-2006             10             6.250%          16,449.96
      Group II          0905051009        130,759.68    01-Jan-2007              5             6.250%           4,481.26
      Group II          1010036588        359,600.00    01-Sep-2006              9             6.250%          19,365.94
      Group II          2015041903         76,674.71    01-Apr-2006             14             6.625%           6,389.60
      Group II          3000004402        237,600.00    01-Jul-2006             11             6.500%          15,765.75
      Group II          3000004808        359,576.50    01-Oct-2006              8             6.250%          17,604.20
      Group II          3505052704        265,600.00    01-Nov-2006              7             6.375%          11,952.00
      Group II          8415003268        311,000.00    01-Oct-2006              8             5.375%          12,958.30
      Group II          9815062107         94,458.87    01-Jan-2007              5             6.500%           3,364.64

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

  Summary                                                          12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     39                   Sep-06            0.598%
     Original Principal Balance     9,955,414.00                   Oct-06            1.508%
     Current Actual Balance         9,946,857.02                   Nov-06            1.749%
                                                                   Dec-06            2.162%
  Current Foreclosure Total                                        Jan-07            2.295%
     Loans in Foreclosure                    124                   Feb-07            2.083%
     Original Principal Balance    34,781,566.00                   Mar-07            3.109%
     Current Actual Balance        34,742,547.72                   Apr-07            3.105%
                                                                   May-07            3.052%
                                                                   Jun-07            2.947%
                                                                   Jul-07            2.837%
                                                                   Aug-07            3.084%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group I-1                                                        12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     14                   Sep-06            1.151%
     Original Principal Balance     4,384,690.00                   Oct-06            2.595%
     Current Actual Balance         4,381,785.72                   Nov-06            3.092%
                                                                   Dec-06            3.963%
  Current Foreclosure Total                                        Jan-07            4.172%
     Loans in Foreclosure                     62                   Feb-07            3.867%
     Original Principal Balance    21,892,608.00                   Mar-07            5.873%
     Current Actual Balance        21,868,569.95                   Apr-07            5.662%
                                                                   May-07            5.835%
                                                                   Jun-07            5.873%
                                                                   Jul-07            5.815%
                                                                   Aug-07            5.910%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group I-2                                                        12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      7                   Sep-06            0.442%
     Original Principal Balance     1,365,760.00                   Oct-06            0.687%
     Current Actual Balance         1,361,390.47                   Nov-06            0.850%
                                                                   Dec-06            0.990%
  Current Foreclosure Total                                        Jan-07            1.476%
     Loans in Foreclosure                     18                   Feb-07            1.747%
     Original Principal Balance     3,431,512.00                   Mar-07            2.255%
     Current Actual Balance         3,425,460.49                   Apr-07            1.685%
                                                                   May-07            1.543%
                                                                   Jun-07            1.145%
                                                                   Jul-07            1.128%
                                                                   Aug-07            1.608%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II                                                         12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     18                   Sep-06            0.251%
     Original Principal Balance     4,204,964.00                   Oct-06            1.043%
     Current Actual Balance         4,203,680.83                   Nov-06            1.132%
                                                                   Dec-06            1.326%
  Current Foreclosure Total                                        Jan-07            1.271%
     Loans in Foreclosure                     44                   Feb-07            0.938%
     Original Principal Balance     9,457,446.00                   Mar-07            1.490%
     Current Actual Balance         9,448,517.28                   Apr-07            1.872%
                                                                   May-07            1.700%
                                                                   Jun-07            1.633%
                                                                   Jul-07            1.481%
                                                                   Aug-07            1.739%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

      Group I-1             0000500232         Jul-2007        01-Aug-2005             CA              78.01        359,650.00
      Group I-1             0000807633         Aug-2007        01-Sep-2005             CO              65.00        195,000.00
      Group I-1             0000820195         May-2007        01-Aug-2005             FL              80.00        340,700.00
      Group I-1             0000917164         Aug-2007        01-Aug-2005             CA              80.00        200,000.00
      Group I-1             0002379097         Jan-2007        01-Sep-2005             OH              80.00         64,800.00
      Group I-1             0002379555         Dec-2006        01-Sep-2005             NV              80.00        920,000.00
      Group I-1             0002382007         Mar-2007        01-Aug-2005             IL              80.00        176,000.00
      Group I-1             0010007979         Aug-2007        01-Aug-2005             CO              80.00        236,000.00
      Group I-1             0010834802         Apr-2007        01-Jul-2005             FL              80.00        188,000.00
      Group I-1             0010847275         May-2007        01-Jul-2005             CA              80.00        922,400.00
      Group I-1             0010946812         Aug-2007        01-Aug-2005             CA              80.00        800,000.00
      Group I-1             0010970150         Aug-2007        01-Aug-2005             GA              80.00        256,800.00
      Group I-1             0010972305         Aug-2007        01-Aug-2005             AZ              80.00        460,720.00
      Group I-1             0011008164         Jun-2007        01-Sep-2005             NV              80.00        116,000.00
      Group I-1             0011222148         Jun-2007        01-Sep-2005             NV              80.00        214,400.00
      Group I-1             0011222858         Jan-2007        01-Aug-2005             LA              80.00        223,504.00
      Group I-1             0011224136         Jan-2007        01-Aug-2005             LA              80.00        223,504.00
      Group I-1             0011229804         Jul-2007        01-Sep-2005             NV              80.00        282,385.00
      Group I-1             0011245131         Apr-2007        01-Sep-2005             FL              80.00        269,600.00
      Group I-1             0011331709         Jul-2007        01-Aug-2005             AZ              80.00        112,000.00
      Group I-1             0011351897         Jul-2007        01-Aug-2005             MN              80.00        180,000.00
      Group I-1             0011674918         Jul-2007        01-Sep-2005             MN              79.98        164,700.00
      Group I-1             0015038528         Jul-2007        01-Aug-2005             CA              75.00        435,000.00
      Group I-1             0018900728         Oct-2006        01-Sep-2005             IL              80.00        100,000.00
      Group I-1             0020521879         Mar-2007        01-Aug-2005             FL              80.00        149,600.00
      Group I-1             0021037352         Aug-2007        01-Sep-2005             CA              80.00        175,920.00
      Group I-1             0021100857         Jul-2007        01-Sep-2005             FL              80.00        128,000.00
      Group I-1             0025060080         Aug-2007        01-Aug-2005             TX              74.98         83,150.00
      Group I-1             0025060423         May-2007        01-Sep-2005             CA              75.00        491,250.00
      Group I-1             0025060450         Mar-2007        01-Sep-2005             NV              78.18        359,650.00
      Group I-1             0025505033         Jul-2007        01-Aug-2005             VA              80.00        206,400.00
      Group I-1             0040042878         Jun-2007        01-Aug-2005             MA              80.00        260,800.00
      Group I-1             0050501783         Mar-2007        01-Jul-2005             CA              70.00        486,500.00
      Group I-1             0051121242         May-2007        01-Aug-2005             VA              80.00        336,000.00
      Group I-1             0053372157         Jul-2007        01-Jul-2005             NV              80.00        640,000.00
      Group I-1             0053698981         Aug-2007        01-Jul-2005             WI              80.00        112,000.00
      Group I-1             0054119896         Jun-2007        01-Aug-2005             CT              80.00        210,800.00
      Group I-1             0060006206         Jul-2007        01-Aug-2005             GA              80.00        128,000.00
      Group I-1             0086005865         Apr-2007        01-Apr-2005             LA              80.00        104,000.00
      Group I-1             0086037371         Jun-2007        01-Jun-2005             CA              80.00        372,000.00
      Group I-1             0086302817         Mar-2007        01-Jun-2005             NY              80.00        524,000.00
      Group I-1             0086421930         Aug-2007        01-Jun-2005             MO              76.66         57,500.00
      Group I-1             0086421971         Aug-2007        01-Jun-2005             MO              80.00         84,000.00
      Group I-1             0086607025         Apr-2007        01-Jun-2005             FL              80.00        448,000.00
      Group I-1             0086723269         Jul-2007        01-Jul-2005             CA              80.00        576,000.00
      Group I-1             0086821774         Apr-2007        01-Jul-2005             CA              80.00        391,200.00
      Group I-1             0086894078         Jul-2007        01-Jul-2005             NV              80.00        560,000.00
      Group I-1             0105052005         Apr-2006        01-Jul-2005             CA              65.00      1,170,000.00
      Group I-1             0202327748         Aug-2007        01-Jul-2005             NV              80.00        392,000.00
      Group I-1             0400884712         Aug-2007        01-Aug-2005             AZ              65.00      1,170,000.00
      Group I-1             0905060742         Aug-2007        01-Aug-2005             AZ              80.00        161,600.00
      Group I-1             1010041914         Jun-2007        01-Aug-2005             FL              88.04        500,000.00
      Group I-1             1050510006         Jul-2007        01-Aug-2005             CA              80.00        236,000.00
      Group I-1             1050513000         May-2007        01-Jul-2005             CO              80.00        760,000.00
      Group I-1             2300843612         May-2007        01-Sep-2005             CA              80.00        331,200.00
      Group I-1             5000360169         Dec-2006        01-Aug-2005             NY              79.91        359,650.00
      Group I-1             5001000650         Jul-2007        01-Aug-2005             MN              79.00        355,421.00
      Group I-1             5002000152         Jan-2007        01-Aug-2005             LA              80.00        223,504.00
      Group I-1             5010340396         Dec-2006        01-Aug-2005             NJ              80.00        268,000.00
      Group I-1             5020340118         Apr-2007        01-Jul-2005             NJ              80.00        336,800.00
      Group I-1             5050000605         Jun-2007        01-Jul-2005             MN              76.91        200,000.00
      Group I-1             9400000617         Apr-2007        01-May-2005             HI              70.00      1,102,500.00
      Group I-2             0001006801         Aug-2007        01-Sep-2005             RI              80.00        222,400.00
      Group I-2             0001151325         Aug-2007        01-Aug-2005             NJ              76.91        300,000.00
      Group I-2             0002381466         Aug-2007        01-Sep-2005             AZ              80.00        239,280.00
      Group I-2             0002381951         Jun-2007        01-Sep-2005             CO              80.00        177,380.00
      Group I-2             0011008063         Jul-2007        01-Aug-2005             AZ              70.00        164,148.00
      Group I-2             0020520930         Jan-2007        01-Apr-2005             MO              80.00        148,800.00
      Group I-2             0020522123         Jul-2007        01-Sep-2005             OH              77.93         88,300.00
      Group I-2             0021039977         Jun-2007        01-Aug-2005             NV              80.00        213,200.00
      Group I-2             0085938868         Jul-2007        01-Apr-2005             GA              80.00        168,000.00
      Group I-2             0086104965         Jun-2007        01-Jun-2005             WA              80.00        280,000.00
      Group I-2             0086499514         Aug-2007        01-Jun-2005             CA              80.00        236,000.00
      Group I-2             0086536596         Jul-2007        01-Jun-2005             CA              79.98        309,900.00
      Group I-2             0086604337         Aug-2007        01-Jun-2005             TX              80.00        108,000.00
      Group I-2             0086844750         Feb-2007        01-Jun-2005             IL              79.98        223,900.00
      Group I-2             3000004399         Aug-2007        01-Aug-2005             GA              80.00        138,480.00
      Group I-2             3000004626         Aug-2007        01-Aug-2005             FL              73.69        121,600.00
      Group I-2             5121951068         Jun-2007        01-Jul-2005             GA              80.00        148,124.00
      Group I-2             5225060003         May-2007        01-Aug-2005             NV              80.00        144,000.00
      Group II              0000060157         Jul-2007        01-Aug-2005             TX              79.98         88,700.00
      Group II              0000138519         Aug-2007        01-Aug-2005             VA              79.91        359,650.00
      Group II              0000138893         Aug-2007        01-Aug-2005             VA              80.00        237,600.00
      Group II              0000139746         Jul-2007        01-Sep-2005             MD              80.00        329,600.00
      Group II              0000917191         Aug-2007        01-Sep-2005             CA              72.69        359,650.00
      Group II              0001007495         Aug-2007        01-Aug-2005             FL              79.98        172,200.00
      Group II              0001066805         Aug-2007        01-Aug-2005             GA              80.00        168,000.00
      Group II              0001152817         Aug-2007        01-Jul-2005             VA              80.00        287,200.00
      Group II              0002290697         Aug-2007        01-Aug-2005             NV              80.00        312,000.00
      Group II              0002361253         Aug-2007        01-Aug-2005             VA              80.00        309,600.00
      Group II              0002376833         Jun-2007        01-Aug-2005             AZ              80.00        146,400.00
      Group II              0002378921         Mar-2007        01-Sep-2005             FL              80.00        183,200.00
      Group II              0002382955         Jul-2007        01-Sep-2005             OR              80.00        179,600.00
      Group II              0002500238         Oct-2006        01-Sep-2005             CA              80.00        335,200.00
      Group II              0002903689         Apr-2007        01-Aug-2005             CA              80.00        261,600.00
      Group II              0006027351         Dec-2006        01-Aug-2005             IA              68.69         54,950.00
      Group II              0006028124         Mar-2007        01-Sep-2005             IA              80.00        316,000.00
      Group II              0008310215         Jul-2007        01-Aug-2005             AZ              80.00        174,132.00
      Group II              0010086734         Aug-2007        01-Aug-2005             FL              80.00        151,200.00
      Group II              0010732840         Jun-2007        01-Jul-2005             MN              80.00        140,000.00
      Group II              0010847671         May-2007        01-Aug-2005             NV              80.00        260,000.00
      Group II              0010959971         Aug-2007        01-Aug-2005             SC              80.00        141,987.00
      Group II              0011335577         Aug-2007        01-Sep-2005             FL              80.00        273,600.00
      Group II              0011352085         May-2007        01-Sep-2005             AZ              80.00        103,200.00
      Group II              0015038446         Apr-2007        01-Aug-2005             AZ              80.00        288,800.00
      Group II              0021100898         Aug-2007        01-Sep-2005             FL              80.00        229,592.00
      Group II              0030506086         Jun-2007        01-Aug-2005             MN              80.00        196,000.00
      Group II              0030506095         Jun-2007        01-Aug-2005             MN              80.00        176,000.00
      Group II              0033607003         Jul-2007        01-Jul-2005             FL              69.98        227,400.00
      Group II              0040025729         Aug-2007        01-Sep-2005             AZ              80.00        224,000.00
      Group II              0040855712         Aug-2007        01-Aug-2005             AZ              80.00        260,000.00
      Group II              0079618039         Aug-2007        01-Jul-2005             AZ              80.00        252,000.00
      Group II              0090505824         Jun-2007        01-Aug-2005             AZ              80.00        160,000.00
      Group II              0090505908         May-2007        01-Aug-2005             AZ              78.44        175,700.00
      Group II              0090505910         Apr-2007        01-Aug-2005             AZ              70.00        156,800.00
      Group II              0333420063         Apr-2007        01-Aug-2005             CO              80.00        180,000.00
      Group II              1050616005         Apr-2007        01-Sep-2005             FL              80.00        304,000.00
      Group II              2300791212         Apr-2007        01-Aug-2005             CO              80.00        200,000.00
      Group II              3000004411         Aug-2007        01-Sep-2005             FL              80.00        207,200.00
      Group II              4500502056         Jun-2007        01-Jun-2005             CA              79.98        226,600.00
      Group II              5058050123         Aug-2007        01-Aug-2005             GA              80.00        123,485.00
      Group II              5430000865         Jun-2007        01-Jul-2005             NV              75.00        195,000.00
      Group II              9815040702         Jun-2007        01-Aug-2005             GA              80.00        193,600.00
      Group II              9815060200         Aug-2007        01-Aug-2005             GA              80.00        136,000.00

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                Current               Paid                        Current          Approximate
                                  Loan           Actual                 To         Months            Loan           Delinquent
        Group                   Number          Balance               Date     Delinquent            Rate             Interest

      Group I-1             0000500232       359,600.00        01-Feb-2007              4          6.875%            11,686.98
      Group I-1             0000807633       195,000.00        01-Oct-2005             20          7.125%            24,131.14
      Group I-1             0000820195       340,396.64        01-Dec-2006              6          7.125%            15,317.79
      Group I-1             0000917164       200,000.00        01-Mar-2007              3          6.875%             5,416.65
      Group I-1             0002379097        64,800.00        01-Aug-2006             10          6.875%             4,212.00
      Group I-1             0002379555       911,862.60        01-Jul-2006             11          7.250%            67,564.38
      Group I-1             0002382007       173,690.95        01-Oct-2006              8          6.875%             9,368.38
      Group I-1             0010007979       236,000.00        01-Mar-2007              3          7.125%             6,637.50
      Group I-1             0010834802       188,000.00        01-Nov-2006              7          7.000%             9,341.28
      Group I-1             0010847275       922,398.50        01-Dec-2006              6          7.500%            43,813.92
      Group I-1             0010946812       800,000.00        01-Aug-2006             10          7.875%            60,000.00
      Group I-1             0010970150       256,800.00        01-Mar-2007              3          6.875%             6,955.00
      Group I-1             0010972305       460,720.00        01-Mar-2007              3          6.750%            12,237.85
      Group I-1             0011008164       116,000.00        01-Dec-2006              6          7.000%             5,123.36
      Group I-1             0011222148       214,400.00        01-Jan-2007              5          6.750%             7,973.00
      Group I-1             0011222858       223,504.00        01-Aug-2006             10          7.250%            15,365.88
      Group I-1             0011224136       223,504.00        01-Aug-2006             10          7.250%            15,365.88
      Group I-1             0011229804       282,385.00        01-Feb-2007              4          7.000%             9,354.00
      Group I-1             0011245131       269,522.86        01-Nov-2006              7          6.875%            13,139.19
      Group I-1             0011331709       112,000.00        01-Feb-2007              4          7.250%             3,850.02
      Group I-1             0011351897       179,211.35        01-Sep-2006              9          7.000%            10,883.40
      Group I-1             0011674918       164,700.00        01-Feb-2007              4          6.750%             5,249.82
      Group I-1             0015038528       434,960.25        01-Feb-2007              4          6.875%            14,136.18
      Group I-1             0018900728       100,000.00        01-Mar-2006             15          7.125%             9,562.50
      Group I-1             0020521879       149,600.00        01-Oct-2006              8          7.125%             8,415.00
      Group I-1             0021037352       175,920.00        01-Mar-2007              3          6.875%             4,764.50
      Group I-1             0021100857       125,967.13        01-Feb-2007              4          6.875%             4,084.18
      Group I-1             0025060080        83,050.00        01-Mar-2007              3          6.875%             2,249.30
      Group I-1             0025060423       491,248.97        01-Dec-2006              6          7.125%            22,106.16
      Group I-1             0025060450       359,650.00        01-Oct-2006              8          7.375%            20,979.60
      Group I-1             0025505033       206,400.00        01-Dec-2006              6          7.125%             9,288.00
      Group I-1             0040042878       260,800.00        01-Jan-2007              5          7.250%            10,459.19
      Group I-1             0050501783       486,354.72        01-Oct-2006              8          7.125%            27,357.40
      Group I-1             0051121242       336,000.00        01-Dec-2006              6          6.875%            14,560.00
      Group I-1             0053372157       640,000.00        01-Feb-2007              4          7.250%            22,000.02
      Group I-1             0053698981       109,635.04        01-Mar-2007              3          7.125%             3,077.62
      Group I-1             0054119896       210,662.44        01-Nov-2006              7          7.125%            10,665.17
      Group I-1             0060006206       128,000.00        01-Oct-2005             20          7.250%            16,133.26
      Group I-1             0086005865       103,999.96        01-Jan-2006             17          6.500%            10,291.54
      Group I-1             0086037371       372,000.00        01-Feb-2007              4          5.500%             9,765.00
      Group I-1             0086302817       523,999.99        01-Sep-2006              9          6.875%            31,822.01
      Group I-1             0086421930        57,499.99        01-Jan-2007              5          7.625%             2,473.66
      Group I-1             0086421971        84,000.00        01-Jan-2007              5          7.625%             3,613.75
      Group I-1             0086607025       448,000.00        01-Oct-2006              8          5.875%            21,000.00
      Group I-1             0086723269       575,841.60        01-Jan-2007              5          5.500%            17,635.10
      Group I-1             0086821774       391,163.51        01-Nov-2006              7          5.625%            15,768.81
      Group I-1             0086894078       559,299.35        01-Jan-2007              5          6.250%            19,575.50
      Group I-1             0105052005     1,169,941.46        01-Dec-2005             18          7.125%           131,618.40
      Group I-1             0202327748       391,889.75        01-Feb-2007              4          6.750%            12,736.44
      Group I-1             0400884712     1,169,670.94        01-Mar-2007              3          6.750%            31,069.40
      Group I-1             0905060742       161,600.00        01-Mar-2007              3          7.250%             4,629.15
      Group I-1             1010041914       499,925.00        01-Jan-2007              5          7.125%            19,684.49
      Group I-1             1050510006       236,000.00        01-Feb-2007              4          7.125%             7,965.00
      Group I-1             1050513000       760,000.00        01-Dec-2006              6          6.875%            32,933.36
      Group I-1             2300843612       331,105.24        01-Dec-2006              6          7.375%            15,451.60
      Group I-1             5000360169       356,310.94        01-Jun-2006             12          7.000%            27,378.24
      Group I-1             5001000650       354,038.05        01-Feb-2007              4          7.000%            11,727.48
      Group I-1             5002000152       223,504.00        01-Aug-2006             10          7.250%            15,365.88
      Group I-1             5010340396       267,920.42        01-Jul-2006             11          7.125%            19,591.65
      Group I-1             5020340118       336,699.32        01-Nov-2006              7          7.125%            17,045.37
      Group I-1             5050000605       200,000.00        01-Jan-2007              5          6.875%             7,583.31
      Group I-1             9400000617     1,101,415.98        01-Nov-2006              7          7.625%            59,890.03
      Group I-2             0001006801       218,460.88        01-Mar-2007              3          6.750%             5,791.44
      Group I-2             0001151325       299,960.38        01-Mar-2007              3          6.875%             8,123.90
      Group I-2             0002381466       239,043.16        01-Mar-2007              3          6.750%             6,349.60
      Group I-2             0002381951       177,313.68        01-Jan-2007              5          6.750%             6,593.86
      Group I-2             0011008063       163,993.97        01-Feb-2007              4          6.750%             5,227.32
      Group I-2             0020520930       148,800.00        01-Aug-2006             10          9.625%            12,462.00
      Group I-2             0020522123        88,300.00        01-May-2006             13          7.125%             7,450.35
      Group I-2             0021039977       213,200.00        01-Sep-2006              9          6.750%            12,458.82
      Group I-2             0085938868       167,981.00        01-Nov-2006              7          5.500%             6,614.19
      Group I-2             0086104965       279,999.99        01-Nov-2006              7          6.625%            13,387.50
      Group I-2             0086499514       236,000.00        01-Nov-2006              7          6.250%            10,620.00
      Group I-2             0086536596       309,466.73        01-Jan-2007              5          7.875%            11,186.06
      Group I-2             0086604337       107,939.07        01-Mar-2007              3          8.125%             3,294.39
      Group I-2             0086844750       222,947.95        01-Sep-2006              9          6.375%            12,517.56
      Group I-2             3000004399       138,386.98        01-Feb-2007              4          5.375%             3,459.79
      Group I-2             3000004626       121,600.00        01-Mar-2007              3          6.750%             3,230.00
      Group I-2             5121951068       148,082.34        01-Apr-2006             14          6.750%            12,586.88
      Group I-2             5225060003       143,984.36        01-Dec-2006              6          6.750%             6,119.28
      Group II              0000060157        86,196.30        01-Feb-2007              4          6.500%             2,632.53
      Group II              0000138519       359,643.26        01-Feb-2007              4          6.500%            11,014.08
      Group II              0000138893       237,600.00        01-Mar-2007              3          6.500%             6,063.75
      Group II              0000139746       329,600.00        01-Feb-2007              4          5.750%             8,857.98
      Group II              0000917191       359,541.44        01-Mar-2007              3          6.000%             8,426.75
      Group II              0001007495       172,147.00        01-Mar-2007              3          6.500%             4,393.58
      Group II              0001066805       168,000.00        01-Mar-2007              3          5.875%             3,850.00
      Group II              0001152817       286,616.87        01-Mar-2007              3          6.375%             7,165.40
      Group II              0002290697       311,850.80        01-Jan-2007              5          6.500%            11,142.18
      Group II              0002361253       309,578.32        01-Mar-2007              3          6.375%             7,739.45
      Group II              0002376833       146,400.00        01-Jan-2007              5          5.875%             4,697.00
      Group II              0002378921       183,157.06        01-Oct-2006              8          5.625%             8,013.10
      Group II              0002382955       179,600.00        01-Feb-2007              4          6.625%             5,612.46
      Group II              0002500238       335,200.00        01-Mar-2006             15          6.375%            28,492.00
      Group II              0002903689       261,600.00        01-Nov-2006              7          6.250%            11,526.75
      Group II              0006027351        54,275.26        01-Jul-2006             11          6.000%             3,285.77
      Group II              0006028124       315,636.08        01-Oct-2006              8          6.625%            16,439.30
      Group II              0008310215       173,706.39        01-Feb-2007              4          6.125%             4,994.10
      Group II              0010086734       151,199.39        01-Feb-2007              4          6.500%             4,630.50
      Group II              0010732840       138,289.76        01-Jul-2006             11          6.500%             9,120.90
      Group II              0010847671       260,000.00        01-Sep-2006              9          6.625%            14,895.87
      Group II              0010959971       141,819.84        01-Mar-2007              3          6.250%             3,471.65
      Group II              0011335577       273,474.84        01-Mar-2007              3          6.250%             6,694.45
      Group II              0011352085       103,200.00        01-Nov-2006              7          6.375%             4,644.00
      Group II              0015038446       288,711.05        01-Nov-2006              7          5.250%            10,556.01
      Group II              0021100898       229,592.00        01-Mar-2007              3          6.125%             5,500.65
      Group II              0030506086       196,000.00        01-Jan-2007              5          6.000%             6,431.25
      Group II              0030506095       175,956.00        01-Jan-2007              5          6.000%             5,773.53
      Group II              0033607003       227,400.00        01-Feb-2007              4          6.125%             6,537.78
      Group II              0040025729       223,989.74        01-Mar-2007              3          6.625%             5,833.05
      Group II              0040855712       260,000.00        01-Mar-2007              3          6.500%             6,635.40
      Group II              0079618039       251,947.33        01-Jan-2007              5          5.750%             7,899.64
      Group II              0090505824       159,974.23        01-Jan-2007              5          6.000%             5,249.16
      Group II              0090505908       175,700.00        01-Nov-2006              7          6.250%             7,741.71
      Group II              0090505910       156,800.00        01-Nov-2006              7          6.250%             6,909.03
      Group II              0333420063       179,999.99        01-Nov-2006              7          5.500%             6,918.75
      Group II              1050616005       304,000.00        01-Nov-2006              7          6.500%            13,965.03
      Group II              2300791212       200,000.00        01-Sep-2006              9          6.375%            11,000.00
      Group II              3000004411       207,200.00        01-Feb-2007              4          6.500%             6,345.48
      Group II              4500502056       226,600.00        01-Nov-2006              7          5.625%             8,922.42
      Group II              5058050123       123,480.00        01-Mar-2007              3          5.750%             2,765.45
      Group II              5430000865       193,234.33        01-Jan-2007              5          6.500%             6,904.10
      Group II              9815040702       193,600.00        01-Jun-2006             12          5.750%            12,140.38
      Group II              9815060200       136,000.00        01-Jul-2006             11          6.375%             8,840.00

               Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                             12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                      11                   Sep-06            0.141%
     Original Principal Balance     2,202,210.00                   Oct-06            0.329%
     Current Actual Balance         2,195,827.57                   Nov-06            0.469%
                                                                   Dec-06            0.609%
 Current Bankruptcy Total                                          Jan-07            0.479%
     Loans in Bankruptcy                      31                   Feb-07            0.379%
     Original Principal Balance     7,879,599.00                   Mar-07            0.522%
     Current Actual Balance         7,872,163.41                   Apr-07            0.569%
                                                                   May-07            0.677%
                                                                   Jun-07            0.603%
                                                                   Jul-07            0.687%
                                                                   Aug-07            0.699%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I-1                                                           12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       3                   Sep-06            0.179%
     Original Principal Balance       663,750.00                   Oct-06            0.681%
     Current Actual Balance           663,686.33                   Nov-06            0.856%
                                                                   Dec-06            1.218%
 Current Bankruptcy Total                                          Jan-07            0.836%
     Loans in Bankruptcy                      11                   Feb-07            0.533%
     Original Principal Balance     4,163,139.00                   Mar-07            0.785%
     Current Actual Balance         4,162,922.38                   Apr-07            0.799%
                                                                   May-07            1.040%
                                                                   Jun-07            1.006%
                                                                   Jul-07            1.179%
                                                                   Aug-07            1.125%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I-2                                                           12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       5                   Sep-06            0.050%
     Original Principal Balance       797,100.00                   Oct-06            0.172%
     Current Actual Balance           790,781.24                   Nov-06            0.266%
                                                                   Dec-06            0.273%
 Current Bankruptcy Total                                          Jan-07            0.311%
     Loans in Bankruptcy                       8                   Feb-07            0.061%
     Original Principal Balance     1,420,300.00                   Mar-07            0.388%
     Current Actual Balance         1,413,856.69                   Apr-07            0.530%
                                                                   May-07            0.553%
                                                                   Jun-07            0.466%
                                                                   Jul-07            0.546%
                                                                   Aug-07            0.664%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       3                   Sep-06            0.151%
     Original Principal Balance       741,360.00                   Oct-06            0.133%
     Current Actual Balance           741,360.00                   Nov-06            0.267%
                                                                   Dec-06            0.301%
 Current Bankruptcy Total                                          Jan-07            0.289%
     Loans in Bankruptcy                      12                   Feb-07            0.399%
     Original Principal Balance     2,296,160.00                   Mar-07            0.389%
     Current Actual Balance         2,295,384.34                   Apr-07            0.422%
                                                                   May-07            0.471%
                                                                   Jun-07            0.378%
                                                                   Jul-07            0.407%
                                                                   Aug-07            0.422%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

      Group                   Loan     Month Loan              First      State          LTV at            Original
                            Number        Entered            Payment                 Origination          Principal
                                       Bankruptcy               Date                                        Balance

     Group I-1          0002381674       Aug-2007        01-Sep-2005         FL            80.00         215,200.00
     Group I-1          0011216546       Dec-2006        01-Aug-2005         VA            80.00         362,450.00
     Group I-1          0011353976       Dec-2006        01-Sep-2005         GA            66.44       1,000,000.00
     Group I-1          0025525007       Jun-2007        01-Aug-2005         VA            80.00         519,920.00
     Group I-1          0040025812       Aug-2007        01-Sep-2005         AZ            75.00         243,750.00
     Group I-1          0053706107       Aug-2007        01-Jul-2005         NV            80.00         204,800.00
     Group I-1          0086470150       Jul-2007        01-Jun-2005         TX            79.98         143,950.00
     Group I-1          0086526522       Jul-2007        01-Jun-2005         CA            80.00         560,000.00
     Group I-1          0086813813       May-2007        01-Jul-2005         NV            80.00         480,000.00
     Group I-1          2300797612       Jan-2007        01-Sep-2005         AZ            80.00         276,000.00
     Group I-1          5055300028       May-2007        01-Aug-2005         GA            80.00         157,069.00
     Group I-2          0000468295       Aug-2007        01-Aug-2005         MI            80.00          66,400.00
     Group I-2          0000475248       Aug-2007        01-Jul-2005         MI            80.00         104,000.00
     Group I-2          0000820326       Aug-2007        01-Sep-2005         MO            64.97          74,550.00
     Group I-2          0001148388       Aug-2007        01-Jul-2005         NJ            80.00         217,600.00
     Group I-2          0002380551       Jun-2007        01-Sep-2005         ME            80.00         262,400.00
     Group I-2          0086687365       Aug-2007        01-Jul-2005         CA            79.91         334,550.00
     Group I-2          0086733441       Mar-2007        01-Jun-2005         CO            70.00         140,000.00
     Group I-2          0086789997       Jul-2007        01-Jul-2005         FL            80.00         220,800.00
      Group II          0000013942       Nov-2005        01-Aug-2005         MD            80.00         147,920.00
      Group II          0000061666       Feb-2007        01-Aug-2005         OH            63.09         359,600.00
      Group II          0000457672       Aug-2007        01-Aug-2005         NV            80.00         349,600.00
      Group II          0001151843       Aug-2007        01-Aug-2005         NJ            80.00         272,000.00
      Group II          0002381759       Jun-2006        01-Sep-2005         WA            80.00         118,680.00
      Group II          0010854487       Oct-2006        01-Aug-2005         GA            80.00          96,000.00
      Group II          0025506009       Jan-2007        01-Aug-2005         MD            80.00         283,600.00
      Group II          0276201553       Jun-2007        01-Aug-2005         TX            80.00         124,000.00
      Group II          0400777212       Apr-2007        01-Aug-2005         AZ            80.00         176,000.00
      Group II          5124500009       Aug-2007        01-Jun-2005         GA            80.00         119,760.00
      Group II          5186050049       Nov-2006        01-Aug-2005         GA            80.00          72,880.00
      Group II          5231550047       Feb-2007        01-Jul-2005         GA            80.00         176,120.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

      Group                   Loan            Current         Paid To         Months       Current        Approximate
                            Number             Actual             Date     Delinquent    Loan Rate         Delinquent
                                              Balance                                                        Interest

     Group I-1          0002381674         215,200.00      01-Sep-2006           9          6.875%          12,822.37
     Group I-1          0011216546         362,450.00      01-Oct-2006           8          7.250%          20,765.30
     Group I-1          0011353976       1,000,000.00      01-May-2007           1          6.750%          15,937.50
     Group I-1          0025525007         519,920.00      01-Oct-2006           8          6.875%          28,162.30
     Group I-1          0040025812         243,750.00      01-Dec-2006           6          7.000%          10,765.68
     Group I-1          0053706107         204,736.33      01-Dec-2006           6          6.875%           8,871.92
     Group I-1          0086470150         143,861.26      01-Apr-2007           2          7.375%           3,416.72
     Group I-1          0086526522         560,000.00      01-May-2007           1          7.000%           9,450.00
     Group I-1          0086813813         479,991.61      01-Dec-2006           6          6.250%          19,199.68
     Group I-1          2300797612         276,000.00      01-Feb-2007           4          6.750%           8,797.50
     Group I-1          5055300028         157,013.18      01-Jun-2007           0          6.875%           1,700.96
     Group I-2          0000468295          65,048.26      01-May-2007           1          7.750%           1,103.33
     Group I-2          0000475248         101,708.72      01-May-2007           1          7.750%           1,778.10
     Group I-2          0000820326          73,123.49      01-May-2007           1          6.750%           1,164.24
     Group I-2          0001148388         216,350.77      01-Aug-2007         (1)          5.625%             946.53
     Group I-2          0002380551         262,400.00      01-Oct-2006           8          6.750%          13,940.00
     Group I-2          0086687365         334,550.00      01-Jun-2007           0          5.875%           3,136.40
     Group I-2          0086733441         139,928.35      01-Jun-2007           0          6.125%           1,370.14
     Group I-2          0086789997         220,747.10      01-Feb-2007           4          5.750%           6,070.56
      Group II          0000013942         147,178.85      01-Sep-2007         (2)          6.375%               0.00
      Group II          0000061666         359,600.00      01-Jan-2006          17          6.250%          33,450.26
      Group II          0000457672         349,600.00      01-Jul-2006          11          6.250%          22,250.54
      Group II          0001151843         272,000.00      01-Aug-2006          10          5.500%          13,940.04
      Group II          0002381759         118,680.00      01-Jul-2007           0          6.375%           1,186.80
      Group II          0010854487          96,000.00      01-Dec-2006           6          6.500%           3,920.00
      Group II          0025506009         283,589.16      01-Jun-2007           0          6.500%           2,894.98
      Group II          0276201553         124,000.00      01-Nov-2006           7          6.250%           5,463.72
      Group II          0400777212         176,000.00      01-Dec-2006           6          6.250%           6,893.36
      Group II          5124500009         119,760.00      01-Jan-2007           5          5.500%           3,580.29
      Group II          5186050049          72,856.33      01-Dec-2006           6          6.000%           2,732.08
      Group II          5231550047         176,120.00      01-Jan-2007           5          6.250%           6,035.75

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

       Group I-1                         8         122,400.00         15,672.26             0.004%
       Group I-2                         2         286,400.00          6,946.14             0.003%
        Group II                        11       1,407,016.26        205,091.44             0.038%
         Total                          21       1,815,816.26        227,709.84             0.020%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

     Group I-1              0000042518          180,400.00           7.125%              TX           80.00              360
     Group I-1              0002379565           92,800.00           7.125%              UT           80.00              360
     Group I-1              0002380440          240,000.00           7.250%              GA           80.00              360
     Group I-1              0002381727          122,400.00           6.875%              GA           80.00              360
     Group I-1              0010008194          566,400.00           7.250%              AZ           79.76              360
     Group I-1              0060006379          116,000.00           7.250%              TX           80.00              360
     Group I-1              0086660511          404,000.00           6.000%              CA           80.00              360
     Group I-1              0101718765          338,100.00           6.875%              VA           64.98              360
     Group I-2              0003029722          286,400.00           6.250%              VA           80.00              360
     Group I-2              0086578713          244,000.00           5.875%              CA           80.00              360
      Group II              0000917133          228,000.00           6.625%              CA           80.00              360
      Group II              0001009233          188,000.00           5.875%              CO           80.00              360
      Group II              0003000419          228,000.00           6.250%              NV           80.00              360
      Group II              0006005643          128,050.00           6.000%              GA           65.00              360
      Group II              0010705879          288,000.00           6.625%              VA           80.00              360
      Group II              0015038712          233,600.00           6.625%              NV           80.00              360
      Group II              0015400188          222,000.00           6.125%              AZ           80.00              360
      Group II              0030000183          191,920.00           6.000%              AZ           80.00              360
      Group II              0154001735          244,000.00           6.125%              AZ           80.00              360
      Group II              5001000707           64,600.00           6.625%              TN           68.00              360
      Group II              5190250057          319,744.00           5.625%              GA           80.00              360

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

     Group I-1              0000042518               0.00            132.16          44,970.74
     Group I-1              0002379565               0.00          (615.35)           4,073.03
     Group I-1              0002380440               0.00          (345.00)           2,699.66
     Group I-1              0002381727         122,400.00         10,725.28          10,725.28
     Group I-1              0010008194               0.00          (653.05)         164,554.68
     Group I-1              0060006379               0.00        (1,494.40)          23,982.70
     Group I-1              0086660511               0.00          7,827.62           7,827.62
     Group I-1              0101718765               0.00             95.00           3,889.46
     Group I-2              0003029722         286,400.00          5,291.36           5,291.36
     Group I-2              0086578713               0.00          1,654.78           1,654.78
      Group II              0000917133         227,936.71         10,035.42          10,035.42
      Group II              0001009233               0.00          (910.00)          35,298.43
      Group II              0003000419               0.00          (776.00)          24,699.35
      Group II              0006005643         126,879.55         16,224.13          16,224.13
      Group II              0010705879         288,000.00         48,320.42          48,320.42
      Group II              0015038712         233,600.00         79,545.45          79,545.45
      Group II              0015400188         222,000.00         32,335.60          32,335.60
      Group II              0030000183               0.00          2,319.59           2,319.59
      Group II              0154001735         244,000.00         14,284.86          14,284.86
      Group II              5001000707          64,600.00         13,878.19          13,878.19
      Group II              5190250057               0.00       (10,166.22)        (10,166.22)

                                                   Realized Loss Report - Collateral

  Summary

   MDR                                                          SDA

      Current Month                        0.308%               Current Month                                 7.415%
      3 Month Average                      0.316%               3 Month Average                               7.920%
      12 Month Average                     0.107%               12 Month Average                              2.845%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.017%          0.001%                        Nov-2006           0.660%            0.055%
         Dec-2006          0.033%          0.004%                        Dec-2006           1.211%            0.156%
         Jan-2007          0.015%          0.005%                        Jan-2007           0.523%            0.199%
         Feb-2007          0.078%          0.012%                        Feb-2007           2.509%            0.409%
         Mar-2007          0.059%          0.017%                        Mar-2007           1.823%            0.560%
         Apr-2007          0.035%          0.020%                        Apr-2007           1.011%            0.645%
         May-2007          0.095%          0.028%                        May-2007           2.637%            0.865%
         Jun-2007          0.236%          0.047%                        Jun-2007           6.219%            1.383%
         Jul-2007          0.405%          0.081%                        Jul-2007          10.126%            2.227%
         Aug-2007          0.308%          0.107%                        Aug-2007           7.415%            2.845%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        3.629%               Current Month                                10.629%
      3 Month Average                      3.726%               3 Month Average                              11.559%
      12 Month Average                     1.262%               12 Month Average                              8.922%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.282%               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006           0.282%               N/A
         Nov-2006          0.204%          0.017%                        Nov-2006           0.282%               N/A
         Dec-2006          0.399%          0.050%                        Dec-2006          13.247%               N/A
         Jan-2007          0.183%          0.066%                        Jan-2007          13.247%               N/A
         Feb-2007          0.928%          0.143%                        Feb-2007          13.329%               N/A
         Mar-2007          0.710%          0.202%                        Mar-2007           9.024%               N/A
         Apr-2007          0.414%          0.237%                        Apr-2007          10.508%               N/A
         May-2007          1.133%          0.331%                        May-2007          12.189%               N/A
         Jun-2007          2.796%          0.564%                        Jun-2007          12.481%            7.073%
         Jul-2007          4.753%          0.960%                        Jul-2007          11.565%            8.036%
         Aug-2007          3.629%          1.262%                        Aug-2007          10.629%            8.922%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group I-1

   MDR                                                          SDA

      Current Month                        0.296%               Current Month                                 7.085%
      3 Month Average                      0.478%               3 Month Average                              11.849%
      12 Month Average                     0.178%               12 Month Average                              4.740%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.050%          0.004%                        Nov-2006           1.893%            0.158%
         Dec-2006          0.058%          0.009%                        Dec-2006           2.095%            0.332%
         Jan-2007          0.000%          0.009%                        Jan-2007           0.000%            0.332%
         Feb-2007          0.163%          0.023%                        Feb-2007           5.210%            0.767%
         Mar-2007          0.133%          0.034%                        Mar-2007           4.020%            1.102%
         Apr-2007          0.044%          0.037%                        Apr-2007           1.263%            1.207%
         May-2007          0.251%          0.058%                        May-2007           6.847%            1.777%
         Jun-2007          0.462%          0.097%                        Jun-2007          11.929%            2.771%
         Jul-2007          0.676%          0.153%                        Jul-2007          16.534%            4.149%
         Aug-2007          0.296%          0.178%                        Aug-2007           7.085%            4.740%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        3.492%               Current Month                                11.957%
      3 Month Average                      5.573%               3 Month Average                              12.871%
      12 Month Average                     2.085%               12 Month Average                              9.507%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.282%               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006           0.282%               N/A
         Nov-2006          0.593%          0.049%                        Nov-2006           0.282%               N/A
         Dec-2006          0.698%          0.108%                        Dec-2006          13.939%               N/A
         Jan-2007          0.000%          0.108%                        Jan-2007          13.939%               N/A
         Feb-2007          1.944%          0.270%                        Feb-2007          13.939%               N/A
         Mar-2007          1.581%          0.401%                        Mar-2007           8.998%               N/A
         Apr-2007          0.521%          0.445%                        Apr-2007          10.441%               N/A
         May-2007          2.966%          0.692%                        May-2007          13.369%               N/A
         Jun-2007          5.406%          1.142%                        Jun-2007          13.924%            7.450%
         Jul-2007          7.820%          1.794%                        Jul-2007          12.733%            8.511%
         Aug-2007          3.492%          2.085%                        Aug-2007          11.957%            9.507%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group I-2

   MDR                                                          SDA

      Current Month                        0.272%               Current Month                                 6.369%
      3 Month Average                      0.169%               3 Month Average                               4.032%
      12 Month Average                     0.042%               12 Month Average                              1.008%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%            0.000%
         Feb-2007          0.000%          0.000%                        Feb-2007           0.000%            0.000%
         Mar-2007          0.000%          0.000%                        Mar-2007           0.000%            0.000%
         Apr-2007          0.000%          0.000%                        Apr-2007           0.000%            0.000%
         May-2007          0.000%          0.000%                        May-2007           0.000%            0.000%
         Jun-2007          0.000%          0.000%                        Jun-2007           0.000%            0.000%
         Jul-2007          0.235%          0.020%                        Jul-2007           5.728%            0.477%
         Aug-2007          0.272%          0.042%                        Aug-2007           6.369%            1.008%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        3.220%               Current Month                                 1.310%
      3 Month Average                      2.000%               3 Month Average                               0.000%
      12 Month Average                     0.500%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.000%                        Jan-2007              N/A               N/A
         Feb-2007          0.000%          0.000%                        Feb-2007              N/A               N/A
         Mar-2007          0.000%          0.000%                        Mar-2007              N/A               N/A
         Apr-2007          0.000%          0.000%                        Apr-2007              N/A               N/A
         May-2007          0.000%          0.000%                        May-2007              N/A               N/A
         Jun-2007          0.000%          0.000%                        Jun-2007              N/A               N/A
         Jul-2007          2.781%          0.232%                        Jul-2007           0.000%               N/A
         Aug-2007          3.220%          0.500%                        Aug-2007           1.310%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II

   MDR                                                          SDA

      Current Month                        0.329%               Current Month                                 8.079%
      3 Month Average                      0.262%               3 Month Average                               6.671%
      12 Month Average                     0.083%               12 Month Average                              2.226%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.029%          0.002%                        Dec-2006           1.074%            0.089%
         Jan-2007          0.033%          0.005%                        Jan-2007           1.151%            0.185%
         Feb-2007          0.047%          0.009%                        Feb-2007           1.572%            0.316%
         Mar-2007          0.031%          0.012%                        Mar-2007           0.981%            0.398%
         Apr-2007          0.042%          0.015%                        Apr-2007           1.263%            0.503%
         May-2007          0.023%          0.017%                        May-2007           0.662%            0.559%
         Jun-2007          0.172%          0.031%                        Jun-2007           4.636%            0.945%
         Jul-2007          0.285%          0.055%                        Jul-2007           7.299%            1.553%
         Aug-2007          0.329%          0.083%                        Aug-2007           8.079%            2.226%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        3.883%               Current Month                                 9.903%
      3 Month Average                      3.096%               3 Month Average                               9.679%
      12 Month Average                     0.979%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.344%          0.029%                        Dec-2006          10.027%               N/A
         Jan-2007          0.392%          0.061%                        Jan-2007          10.027%               N/A
         Feb-2007          0.567%          0.109%                        Feb-2007          12.456%               N/A
         Mar-2007          0.373%          0.140%                        Mar-2007           9.068%               N/A
         Apr-2007          0.506%          0.182%                        Apr-2007          10.623%               N/A
         May-2007          0.278%          0.205%                        May-2007           9.474%               N/A
         Jun-2007          2.043%          0.375%                        Jun-2007           9.679%               N/A
         Jul-2007          3.362%          0.655%                        Jul-2007           9.456%               N/A
         Aug-2007          3.883%          0.979%                        Aug-2007           9.903%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Scheduled Balance of Liquidated Loans).
Includes losses on loans liquidating in the current period only.

               Prepayment Detail - Prepayments during Current Period
Summary
                                    Loans Paid In Full                            Repurchased Loans

                                         Original            Current                  Original            Current
                                        Principal          Scheduled                 Principal          Scheduled
         Group            Count           Balance            Balance   Count           Balance            Balance

       Group I-1             17      5,728,612.00       5,593,815.74       0              0.00               0.00
       Group I-2             22      4,478,974.00       4,463,471.99       0              0.00               0.00
        Group II             39      7,229,596.00       7,182,364.74       0              0.00               0.00
         Total               78     17,437,182.00      17,239,652.47       0              0.00               0.00

              Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                   Substitution Loans                               Liquidated Loans                    Curtailments

                                       Original            Current                     Original           Current
                                      Principal          Scheduled                    Principal         Scheduled        Curtailment
         Group           Count          Balance            Balance      Count           Balance           Balance             Amount

       Group I-1             0             0.00               0.00          3      1,114,146.00      1,114,146.00           4,906.53
       Group I-2             0             0.00               0.00          2        594,400.00        594,400.00         109,646.39
        Group II             0             0.00               0.00          9      1,822,950.00      1,819,478.08        (91,519.83)
         Total               0             0.00               0.00         14      3,531,496.00      3,528,024.08          23,033.09

               Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                      Loan                       LTV at            Payment         Principal        Prepayment
         Group                      Number        State     Origination               Date           Balance            Amount

       Group I-1                0000819981           VA           80.00        01-Aug-2005        272,000.00        272,000.00
       Group I-1                0001009199           CO           80.00        01-Aug-2005        140,000.00        139,996.10
       Group I-1                0002381727           GA           80.00        01-Sep-2005        122,400.00        122,400.00
       Group I-1                0010739399           GA           77.29        01-Aug-2005        160,000.00        160,000.00
       Group I-1                0010739415           GA           77.29        01-Aug-2005        160,000.00        159,999.80
       Group I-1                0014502030           CA           64.98        01-Sep-2005        427,000.00        424,701.95
       Group I-1                0025050091           MI           75.00        01-Aug-2005         78,750.00         78,750.00
       Group I-1                0051120667           CA           77.47        01-Aug-2005        650,000.00        635,010.61
       Group I-1                0053973962           NJ           80.00        01-Aug-2005         82,400.00         80,587.75
       Group I-1                0060513136           CA           80.00        01-Aug-2005        524,546.00        524,546.00
       Group I-1                0077952448           VA           60.00        01-Aug-2005        389,970.00        374,603.03
       Group I-1                0085686061           CO           79.33        01-Feb-2005        482,400.00        481,797.30
       Group I-1                0086382306           CA           80.00        01-Jun-2005        448,000.00        447,094.71
       Group I-1                0086565595           CA           78.87        01-Jul-2005        560,000.00        559,517.13
       Group I-1                0086742772           CA           80.00        01-Jun-2005        494,400.00        494,375.00
       Group I-1                0202190682           CA           80.00        01-May-2005        467,200.00        467,200.00
       Group I-1                3405051700           CA           74.98        01-Jul-2005        309,300.00        309,295.00
       Group I-1                4831414579           FL           80.00        01-Aug-2005        592,000.00        591,171.27
       Group I-1                5430001030           CA           80.00        01-Aug-2005        357,600.00        259,441.83
       Group I-1                9050624009           TX           80.00        01-Sep-2005        124,792.00        124,756.05
       Group I-2                0001151964           NJ           80.00        01-Aug-2005        298,400.00        298,400.00
       Group I-2                0002290411           NV           76.97        01-Sep-2005        203,200.00        202,953.94
       Group I-2                0002360771           IN           82.69        01-Sep-2005        100,894.00        100,202.61
       Group I-2                0003029722           VA           80.00        01-Aug-2005        286,400.00        286,400.00
       Group I-2                0005052289           VA           80.00        01-Aug-2005        180,720.00        180,646.26
       Group I-2                0010931277           NV           80.00        01-May-2005        184,000.00        183,997.26
       Group I-2                0086215951           KY           72.11        01-Jun-2005         64,900.00         64,701.38
       Group I-2                0086586245           CA           67.01        01-Jun-2005        308,300.00        308,300.00
       Group I-2                0086601218           VA           80.00        01-Jun-2005        317,600.00        317,550.39
       Group I-2                0086607660           CO           80.00        01-Jun-2005        137,200.00        137,200.00
       Group I-2                0086648714           CA           80.00        01-Jun-2005        344,000.00        343,590.44
       Group I-2                0086653193           MI           70.80        01-Jul-2005        308,000.00        308,000.00
       Group I-2                0086702743           WA           80.00        01-Jun-2005        229,600.00        229,600.00
       Group I-2                0086711488           IL           80.00        01-Jun-2005        196,000.00        194,683.02
       Group I-2                0086719499           OH           68.69        01-Jun-2005         79,000.00         78,987.98
       Group I-2                0086730405           TN           80.00        01-Jul-2005        148,800.00        148,800.00
       Group I-2                0086750775           IL           80.00        01-Jul-2005        295,200.00        287,082.03
       Group I-2                0086811577           OR           66.55        01-Jul-2005        183,000.00        182,964.97
       Group I-2                0086813516           CA           80.00        01-Jun-2005        316,000.00        315,899.98
       Group I-2                0232307330           CO           80.00        01-Aug-2005        102,160.00        102,080.22
       Group I-2                3061500512           AZ           80.00        01-Aug-2005        354,800.00        354,800.00
       Group I-2                5126300019           GA           80.00        01-Jul-2005        107,200.00        107,190.59
       Group I-2                5131050075           GA           80.00        01-Jul-2005        176,000.00        171,454.58
       Group I-2                5510297637           AZ           95.00        01-Aug-2005        152,000.00        152,000.00
        Group II                0000454905           AL           79.98        01-Aug-2005         99,650.00         99,650.00
        Group II                0000820339           TX           64.98        01-Aug-2005         98,450.00         95,665.40
        Group II                0000850244           AZ           68.33        01-Aug-2005        205,000.00        203,361.66
        Group II                0000917129           CA           80.00        01-Aug-2005        271,200.00        271,200.00
        Group II                0000917133           CA           80.00        01-Aug-2005        228,000.00        227,936.71
        Group II                0000917166           CA           80.00        01-Aug-2005        287,920.00        287,919.80
        Group II                0001007615           MO           80.00        01-Aug-2005        131,920.00        128,431.96
        Group II                0001151384           PA           79.98        01-Jul-2005        156,450.00        155,043.58
        Group II                0002377061           FL           80.00        01-Sep-2005        224,000.00        223,765.11
        Group II                0002379397           ME           80.00        01-Sep-2005        150,320.00        150,319.96
        Group II                0002379466           NC           80.00        01-Sep-2005        118,316.00        118,316.00
        Group II                0002381373           AL           80.00        01-Sep-2005         92,000.00         89,583.24
        Group II                0002381831           OK           80.00        01-Sep-2005         60,800.00         60,800.00
        Group II                0002381859           VA           80.00        01-Sep-2005        188,000.00        188,000.00
        Group II                0002382145           WA           80.00        01-Aug-2005        236,800.00        236,800.00
        Group II                0002384862           WA           80.00        01-Sep-2005        231,600.00        230,182.41
        Group II                0002706589           OH           80.00        01-Sep-2005        181,480.00        181,442.36
        Group II                0005061302           NV           72.22        01-Aug-2005        143,000.00        142,725.27
        Group II                0006005643           GA           65.00        01-Jul-2005        128,050.00        124,520.11
        Group II                0006028083           CA           80.00        01-Aug-2005        276,800.00        276,800.00
        Group II                0006905761           CA           80.00        01-Sep-2005        307,840.00        307,831.50
        Group II                0010009429           VA           43.09        01-Jul-2005        181,000.00        176,175.09
        Group II                0010501217           AZ           80.00        01-Aug-2005        260,000.00        260,000.00
        Group II                0010705879           VA           80.00        01-Jul-2005        288,000.00        288,000.00
        Group II                0010968097           OR           66.59        01-Aug-2005        359,650.00        358,952.49
        Group II                0010972461           PA           80.00        01-Aug-2005        101,600.00        101,600.00
        Group II                0011220555           AZ           79.98        01-Aug-2005        156,800.00        156,800.00
        Group II                0011352838           OR           75.00        01-Aug-2005         51,750.00         51,737.33
        Group II                0011721883           NY           80.00        01-Sep-2005        288,000.00        287,871.17
        Group II                0015038712           NV           80.00        01-Aug-2005        233,600.00        233,600.00
        Group II                0015400186           AZ           78.83        01-Aug-2005        215,200.00        215,176.86
        Group II                0015400188           AZ           80.00        01-Aug-2005        222,000.00        222,000.00
        Group II                0053815023           ID           80.00        01-Jul-2005         62,800.00         62,800.00
        Group II                0054080510           HI           70.58        01-Sep-2005        300,000.00        298,564.35
        Group II                0079651477           FL           60.41        01-Jul-2005        145,000.00        140,724.41
        Group II                0143354116           NC           80.00        01-Jun-2005        126,400.00        126,366.42
        Group II                0154001735           AZ           80.00        01-Aug-2005        244,000.00        244,000.00
        Group II                0223320040           CA           77.37        01-Jul-2005        325,000.00        325,000.00
        Group II                0400858812           AZ           70.00        01-Aug-2005        199,500.00        199,500.00
        Group II                3000004514           GA           62.99        01-Sep-2005        211,000.00        210,461.92
        Group II                4500502096           AL           80.00        01-Sep-2005        168,000.00        168,000.00
        Group II                5001000707           TN           68.00        01-Aug-2005         64,600.00         64,600.00
        Group II                5015050060           GA           80.00        01-Aug-2005        180,000.00        179,402.66
        Group II                5070950018           GA           79.68        01-Jul-2005        147,050.00        143,818.73
        Group II                5188650023           GA           47.90        01-Jul-2005        102,000.00         84,000.00
        Group II                5460000471           AZ           58.45        01-Aug-2005        190,000.00        189,696.24
        Group II                7000014463           AZ           80.00        01-Aug-2005        288,000.00        288,000.00
        Group II                7730000051           UT           80.00        01-Aug-2005        124,000.00        123,999.14

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                        Current
                                     Loan                PIF             Months            Loan       Original
         Group                     Number               Type         Delinquent            Rate           Term       Seasoning

       Group I-1               0000819981       Loan Paid in Full           0              7.125%          360              24
       Group I-1               0001009199       Loan Paid in Full           0              6.875%          360              24
       Group I-1               0002381727             Liquidation           10             6.875%          360              23
       Group I-1               0010739399       Loan Paid in Full           0              7.250%          360              24
       Group I-1               0010739415       Loan Paid in Full           0              7.250%          360              24
       Group I-1               0014502030       Loan Paid in Full           0              5.875%          360              23
       Group I-1               0025050091       Loan Paid in Full           0              7.125%          360              24
       Group I-1               0051120667       Loan Paid in Full           0              6.750%          360              24
       Group I-1               0053973962       Loan Paid in Full           0              7.000%          360              24
       Group I-1               0060513136             Liquidation           9              6.875%          360              24
       Group I-1               0077952448       Loan Paid in Full          (1)             7.750%          360              24
       Group I-1               0085686061       Loan Paid in Full           0              5.000%          360              30
       Group I-1               0086382306       Loan Paid in Full           0              6.875%          360              26
       Group I-1               0086565595       Loan Paid in Full           0              5.750%          360              25
       Group I-1               0086742772       Loan Paid in Full           0              7.875%          360              26
       Group I-1               0202190682             Liquidation           18             6.750%          360              27
       Group I-1               3405051700       Loan Paid in Full           0              7.000%          360              25
       Group I-1               4831414579       Loan Paid in Full           7              7.125%          360              24
       Group I-1               5430001030       Loan Paid in Full           0              6.750%          360              24
       Group I-1               9050624009       Loan Paid in Full           0              6.875%          360              23
       Group I-2               0001151964       Loan Paid in Full           0              7.750%          360              24
       Group I-2               0002290411       Loan Paid in Full           0              6.750%          360              23
       Group I-2               0002360771       Loan Paid in Full          (1)             5.375%          360              23
       Group I-2               0003029722             Liquidation           8              6.250%          360              24
       Group I-2               0005052289       Loan Paid in Full           0              6.500%          360              24
       Group I-2               0010931277       Loan Paid in Full          (1)             5.500%          360              27
       Group I-2               0086215951       Loan Paid in Full           0              6.375%          360              26
       Group I-2               0086586245       Loan Paid in Full           0              7.875%          360              26
       Group I-2               0086601218       Loan Paid in Full           0              6.875%          360              26
       Group I-2               0086607660       Loan Paid in Full          (1)             6.500%          360              26
       Group I-2               0086648714       Loan Paid in Full           0              7.875%          360              26
       Group I-2               0086653193             Liquidation           20             7.875%          360              25
       Group I-2               0086702743       Loan Paid in Full           0              6.125%          360              26
       Group I-2               0086711488       Loan Paid in Full           0              5.875%          360              26
       Group I-2               0086719499       Loan Paid in Full           0              5.750%          360              26
       Group I-2               0086730405       Loan Paid in Full           0              7.875%          360              25
       Group I-2               0086750775       Loan Paid in Full           0              7.875%          360              25
       Group I-2               0086811577       Loan Paid in Full           0              6.000%          360              25
       Group I-2               0086813516       Loan Paid in Full           0              5.875%          360              26
       Group I-2               0232307330       Loan Paid in Full           0              6.750%          360              24
       Group I-2               3061500512       Loan Paid in Full          (1)             6.750%          360              24
       Group I-2               5126300019       Loan Paid in Full           0              6.875%          360              25
       Group I-2               5131050075       Loan Paid in Full           0              7.750%          360              25
       Group I-2               5510297637       Loan Paid in Full          (1)             7.750%          360              24
        Group II               0000454905       Loan Paid in Full           0              5.500%          360              24
        Group II               0000820339       Loan Paid in Full           0              5.625%          360              24
        Group II               0000850244       Loan Paid in Full           0              6.500%          360              24
        Group II               0000917129       Loan Paid in Full           0              6.125%          360              24
        Group II               0000917133             Liquidation           14             6.625%          360              24
        Group II               0000917166       Loan Paid in Full           0              5.875%          360              24
        Group II               0001007615       Loan Paid in Full           0              6.000%          360              24
        Group II               0001151384       Loan Paid in Full           0              5.250%          360              25
        Group II               0002377061       Loan Paid in Full           0              6.500%          360              23
        Group II               0002379397       Loan Paid in Full           0              6.375%          360              23
        Group II               0002379466       Loan Paid in Full           0              5.875%          360              23
        Group II               0002381373       Loan Paid in Full           0              5.875%          360              23
        Group II               0002381831       Loan Paid in Full           0              6.500%          360              23
        Group II               0002381859       Loan Paid in Full           0              6.250%          360              23
        Group II               0002382145       Loan Paid in Full           0              6.250%          360              24
        Group II               0002384862       Loan Paid in Full           0              6.625%          360              23
        Group II               0002706589       Loan Paid in Full           0              6.500%          360              23
        Group II               0005061302       Loan Paid in Full           0              5.875%          360              24
        Group II               0006005643             Liquidation           14             6.000%          360              25
        Group II               0006028083       Loan Paid in Full           0              5.875%          360              24
        Group II               0006905761       Loan Paid in Full           0              6.375%          360              23
        Group II               0010009429       Loan Paid in Full           0              5.625%          360              25
        Group II               0010501217       Loan Paid in Full           0              6.250%          360              24
        Group II               0010705879             Liquidation           7              6.625%          360              25
        Group II               0010968097       Loan Paid in Full           0              5.875%          360              24
        Group II               0010972461       Loan Paid in Full          (1)             6.250%          360              24
        Group II               0011220555       Loan Paid in Full           0              6.500%          360              24
        Group II               0011352838       Loan Paid in Full           0              5.875%          360              24
        Group II               0011721883       Loan Paid in Full           0              6.125%          360              23
        Group II               0015038712             Liquidation           21             6.625%          360              24
        Group II               0015400186             Liquidation           12             6.125%          360              24
        Group II               0015400188             Liquidation           12             6.125%          360              24
        Group II               0053815023       Loan Paid in Full           0              6.375%          360              25
        Group II               0054080510       Loan Paid in Full           0              6.250%          360              23
        Group II               0079651477       Loan Paid in Full          (1)             5.625%          360              25
        Group II               0143354116       Loan Paid in Full           0              5.875%          360              26
        Group II               0154001735             Liquidation           12             6.125%          360              24
        Group II               0223320040       Loan Paid in Full           0              6.500%          360              25
        Group II               0400858812             Liquidation           6              6.375%          360              24
        Group II               3000004514       Loan Paid in Full           0              6.375%          360              23
        Group II               4500502096       Loan Paid in Full           0              6.500%          360              23
        Group II               5001000707             Liquidation           9              6.625%          360              24
        Group II               5015050060       Loan Paid in Full           0              5.250%          360              24
        Group II               5070950018       Loan Paid in Full          (1)             5.625%          360              25
        Group II               5188650023       Loan Paid in Full          (1)             5.750%          360              25
        Group II               5460000471       Loan Paid in Full           0              5.500%          360              24
        Group II               7000014463       Loan Paid in Full           0              5.875%          360              24
        Group II               7730000051       Loan Paid in Full           0              5.375%          360              24

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.812%       Current Month             19.706%        Current Month                 402.686%
     3 Month Average          2.019%       3 Month Average           21.701%        3 Month Average               463.517%
     12 Month Average         2.490%       12 Month Average          21.344%        12 Month Average              589.208%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      24.371%       23.036%                          Sep-2006     903.662%    1,731.629%
         Oct-2006      22.505%       23.504%                          Oct-2006     776.703%    1,514.416%
         Nov-2006      23.450%       23.713%                          Nov-2006     757.162%    1,327.951%
         Dec-2006      23.441%       24.135%                          Dec-2006     711.055%    1,216.658%
         Jan-2007      20.884%       24.085%                          Jan-2007     597.241%    1,103.259%
         Feb-2007      23.962%       24.338%                          Feb-2007     648.132%    1,022.859%
         Mar-2007      20.430%       24.086%                          Mar-2007     524.284%      935.962%
         Apr-2007      15.108%       23.114%                          Apr-2007     368.878%      835.322%
         May-2007      16.876%       22.256%                          May-2007     392.832%      748.731%
         Jun-2007      21.981%       22.456%                          Jun-2007     489.003%      711.672%
         Jul-2007      23.416%       21.776%                          Jul-2007     498.861%      638.735%
         Aug-2007      19.706%       21.344%                          Aug-2007     402.686%      589.208%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I-1
     SMM                                   CPR                                      PSA

     Current Month            1.782%       Current Month             19.407%        Current Month                 393.772%
     3 Month Average          2.579%       3 Month Average           26.739%        3 Month Average               568.622%
     12 Month Average         3.018%       12 Month Average          24.927%        12 Month Average              675.126%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      25.162%       28.692%                          Sep-2006     922.222%    2,181.337%
         Oct-2006      22.137%       28.406%                          Oct-2006     755.261%    1,840.070%
         Nov-2006      28.420%       28.513%                          Nov-2006     907.818%    1,605.007%
         Dec-2006      25.383%       28.826%                          Dec-2006     762.155%    1,474.171%
         Jan-2007      27.173%       28.505%                          Jan-2007     769.526%    1,308.701%
         Feb-2007      29.105%       28.568%                          Feb-2007     779.868%    1,195.553%
         Mar-2007      24.651%       28.268%                          Mar-2007     626.983%    1,093.446%
         Apr-2007      18.238%       26.927%                          Apr-2007     441.570%      964.523%
         May-2007      18.639%       25.437%                          May-2007     430.243%      842.496%
         Jun-2007      28.571%       25.712%                          Jun-2007     630.458%      796.031%
         Jul-2007      32.238%       25.673%                          Jul-2007     681.636%      735.775%
         Aug-2007      19.407%       24.927%                          Aug-2007     393.772%      675.126%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I-2
     SMM                                   CPR                                      PSA

     Current Month            2.368%       Current Month             24.994%        Current Month                 494.307%
     3 Month Average          2.329%       3 Month Average           24.591%        3 Month Average               506.020%
     12 Month Average         2.869%       12 Month Average          24.148%        12 Month Average              638.160%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      25.629%       26.334%                          Sep-2006     898.892%    1,735.378%
         Oct-2006      32.488%       27.447%                          Oct-2006   1,064.851%    1,577.429%
         Nov-2006      24.541%       27.515%                          Nov-2006     754.507%    1,406.652%
         Dec-2006      28.064%       27.596%                          Dec-2006     812.816%    1,258.337%
         Jan-2007      19.240%       27.209%                          Jan-2007     526.666%    1,142.555%
         Feb-2007      21.817%       27.331%                          Feb-2007     565.976%    1,072.517%
         Mar-2007      25.243%       27.286%                          Mar-2007     622.453%      994.051%
         Apr-2007      17.215%       26.481%                          Apr-2007     404.817%      906.730%
         May-2007      21.770%       26.159%                          May-2007     488.886%      843.269%
         Jun-2007      21.391%       25.799%                          Jun-2007     459.672%      786.372%
         Jul-2007      27.388%       25.006%                          Jul-2007     564.080%      707.928%
         Aug-2007      24.994%       24.148%                          Aug-2007     494.307%      638.160%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II
     SMM                                   CPR                                      PSA

     Current Month            1.614%       Current Month             17.733%        Current Month                 368.957%
     3 Month Average          1.505%       3 Month Average           16.632%        3 Month Average               361.415%
     12 Month Average         1.959%       12 Month Average          17.368%        12 Month Average              496.799%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      23.224%       16.344%                          Sep-2006     890.675%    1,239.407%
         Oct-2006      18.143%       17.246%                          Oct-2006     646.073%    1,142.513%
         Nov-2006      19.057%       17.688%                          Nov-2006     633.679%    1,005.920%
         Dec-2006      19.936%       18.439%                          Dec-2006     621.582%      944.565%
         Jan-2007      16.668%       18.887%                          Jan-2007     489.166%      891.681%
         Feb-2007      20.929%       19.416%                          Feb-2007     580.245%      839.267%
         Mar-2007      15.124%       19.158%                          Mar-2007     397.259%      764.353%
         Apr-2007      11.919%       18.478%                          Apr-2007     297.418%      685.015%
         May-2007      13.516%       17.964%                          May-2007     321.251%      620.988%
         Jun-2007      17.264%       18.413%                          Jun-2007     391.819%      604.344%
         Jul-2007      14.899%       17.306%                          Jul-2007     323.468%      524.890%
         Aug-2007      17.733%       17.368%                          Aug-2007     368.957%      496.799%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                     Modifications
                           Beginning            Current
             Loan          Scheduled          Scheduled        Prior     Modified             Prior            Modified
           Number            Balance            Balance         Rate         Rate            Payment            Payment

                                         No Modifications this Period

                                                          Substitutions
                              Loans Repurchased                                          Loans Substituted

                          Current                                                          Current
            Loan        Scheduled     Current          Current             Loan           Scheduled    Current           Current
          Number          Balance        Rate          Payment           Number             Balance       Rate           Payment

                                                 No Substitutions this Period

                                  Repurchases

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

                           No Repurchases this Period

                                       Breaches

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

                             No Breaches this Period

                     Interest Rate Stratification

                                Summary                                                      Group I-1

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 4.000             0                0.00            0.000               0               0.00            0.000
     4.000    4.249             0                0.00            0.000               0               0.00            0.000
     4.250    4.499             1           97,723.74            0.009               0               0.00            0.000
     4.500    4.749             4          831,722.33            0.074               0               0.00            0.000
     4.750    4.999            36        7,963,979.82            0.707               3       1,442,204.98            0.390
     5.000    5.249            81       19,979,044.95            1.774              10       4,734,826.69            1.280
     5.250    5.499           264       73,041,227.56            6.485              51      26,652,248.41            7.204
     5.500    5.749           534      131,051,982.02           11.636              60      30,349,299.14            8.203
     5.750    5.999         1,048      230,327,616.24           20.450              85      42,128,791.65           11.387
     6.000    6.249           584      121,951,581.66           10.828              40      18,652,031.05            5.041
     6.250    6.499           656      134,616,173.08           11.952              31      15,680,630.24            4.238
     6.500    6.749           643      117,799,772.91           10.459              18       7,296,180.65            1.972
     6.750    6.999           617      143,123,842.18           12.708             406     105,388,347.16           28.486
     7.000    7.249           347       72,524,835.78            6.439             324      68,624,621.35           18.549
     7.250    7.499           165       30,461,041.39            2.705             148      27,661,852.91            7.477
     7.500    7.749            23        7,966,076.51            0.707              15       6,778,440.52            1.832
     7.750    7.999            80       22,842,108.43            2.028              19       9,446,010.56            2.553
     8.000    8.249            27        7,952,956.13            0.706               5       2,755,438.92            0.745
     8.250    8.499             4        1,050,767.02            0.093               1         480,769.17            0.130
     8.500    8.749             1          128,716.86            0.011               0               0.00            0.000
     8.750    8.999             1        1,900,000.00            0.169               1       1,900,000.00            0.514
     9.000    9.249             1          133,979.18            0.012               0               0.00            0.000
     9.250    9.499             1          155,985.00            0.014               0               0.00            0.000
     9.500    9.749             1          148,800.00            0.013               0               0.00            0.000
     9.750    9.999             0                0.00            0.000               0               0.00            0.000
 >= 10.000                      1          223,546.62            0.020               0               0.00            0.000
              Total         5,120    1,126,273,479.41          100.000           1,217     369,971,693.40          100.000

               Interest Rate Stratification (continued)

                               Group I-2                                                       Group II

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 4.000             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                0               0.00            0.000
     4.250    4.499             1           97,723.74            0.046                0               0.00            0.000
     4.500    4.749             2          406,647.37            0.191                2         425,074.96            0.078
     4.750    4.999            11        2,361,262.98            1.108               22       4,160,511.86            0.766
     5.000    5.249            21        4,632,873.74            2.175               50      10,611,344.52            1.953
     5.250    5.499            63       14,365,335.09            6.744              150      32,023,644.06            5.895
     5.500    5.749           118       26,649,126.15           12.510              356      74,053,556.73           13.631
     5.750    5.999           187       40,778,685.26           19.143              776     147,420,139.33           27.135
     6.000    6.249            94       19,484,575.68            9.147              450      83,814,974.93           15.428
     6.250    6.499           110       21,463,706.23           10.076              515      97,471,836.61           17.941
     6.500    6.749            89       17,206,177.82            8.077              536      93,297,414.44           17.173
     6.750    6.999           211       37,735,495.02           17.714                0               0.00            0.000
     7.000    7.249            23        3,900,214.43            1.831                0               0.00            0.000
     7.250    7.499            17        2,799,188.48            1.314                0               0.00            0.000
     7.500    7.749             8        1,187,635.99            0.558                0               0.00            0.000
     7.750    7.999            61       13,396,097.87            6.289                0               0.00            0.000
     8.000    8.249            22        5,197,517.21            2.440                0               0.00            0.000
     8.250    8.499             3          569,997.85            0.268                0               0.00            0.000
     8.500    8.749             1          128,716.86            0.060                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             1          133,979.18            0.063                0               0.00            0.000
     9.250    9.499             1          155,985.00            0.073                0               0.00            0.000
     9.500    9.749             1          148,800.00            0.070                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
 >= 10.000                      1          223,546.62            0.105                0               0.00            0.000
              Total         1,046      213,023,288.57          100.000            2,857     543,278,497.44          100.000

Exhibit 6                      Prospectus Supplement and Prospectus

The Prospectus dated December 20, 2004, Prospectus Supplement dated August 29, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-8, Mortgage Pass-Through Certificates, Series 2005-8, Class II-1A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-25.  These documents are available at the following link:
http://sec.gov/Archives/edgar/data/1243106/000112528205004595/b408609_424b5.txt

Annex III

Annex III

$99,211,238

Bear Stearns ALT-A Trust 2005-9, Class II-3A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ALT-A Trust 2005-9, Class II-3A-1 Certificates. The supplementary disclosure of the Bear Stearns ALT-A Trust 2005-9, Class II-3A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated September 28, 2005 and the prospectus dated December 20, 2004 attached together as Exhibit 6 (the “BSALTA 2005-9 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSALTA 2005-9 Prospectus you should rely upon the information provided in this annex.

All references to the “Issuer” or the “Trust” in the BSALTA 2005-9 Prospectus shall mean the “Issuing Entity”.

Capitalized terms used in this Annex III and not otherwise defined shall have the meanings assigned to them in the BSALTA 2005-9 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II-3

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	206	$16,884,091	1.40%
100,001 - 200,000	1,197	179,250,062	14.87
200,001 - 300,000	699	168,506,585	13.97
300,001 - 350,000	181	58,687,677	4.87
350,001 - 400,000	348	130,779,039	10.85
400,001 - 450,000	247	105,084,581	8.71
450,001 - 500,000	219	104,096,128	8.63
500,001 - 550,000	121	63,368,453	5.26
550,001 - 600,000	103	58,852,936	4.88
600,001 - 650,000	111	69,662,298	5.78
650,001 - 700,000	26	17,220,075	1.43
700,001 - 800,000	68	50,775,773	4.21
800,001 - 900,000	32	27,091,677	2.25
900,001 - 1,000,000	68	66,436,381	5.51
1,000,001 - 1,100,000	4	4,264,867	0.35
1,100,001 - 1,200,000	15	17,118,137	1.42
1,200,001 - 1,300,000	11	13,808,006	1.15
1,300,001 - 1,400,000	7	9,140,416	0.76
1,400,001 - 1,500,000	9	13,205,880	1.10
1,500,001 +	18	31,580,979	2.62
Total	3,690	$1,205,814,042	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II-3

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	220	$17,982,158	1.49%
100,001 - 200,000	1,192	179,751,014	14.91
200,001 - 300,000	695	168,205,586	13.95
300,001 - 350,000	192	62,589,776	5.19
350,001 - 400,000	342	129,276,021	10.72
400,001 - 450,000	245	104,687,642	8.68
450,001 - 500,000	221	105,270,637	8.73
500,001 - 550,000	120	63,183,608	5.24
550,001 - 600,000	102	58,661,312	4.86
600,001 - 650,000	106	67,162,483	5.57
650,001 - 700,000	23	15,621,689	1.30
700,001 - 800,000	70	52,214,591	4.33
800,001 - 900,000	32	27,182,283	2.25
900,001 - 1,000,000	68	66,716,540	5.53
1,000,001 - 1,100,000	5	5,364,867	0.44
1,100,001 - 1,200,000	14	16,308,554	1.35
1,200,001 - 1,300,000	12	15,091,756	1.25
1,300,001 - 1,400,000	6	8,040,416	0.67
1,400,001 - 1,500,000	9	13,205,880	1.10
1,500,001 +	16	29,297,229	2.43
Total	3,690	$1,205,814,042	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II-3

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
3.500 - 3.749	1	$480,000	0.04%
4.000 - 4.249	1	399,860	0.03
4.250 - 4.499	3	1,152,995	0.10
4.500 - 4.749	7	2,932,957	0.24
4.750 - 4.999	23	10,441,437	0.87
5.000 - 5.249	53	16,462,812	1.37
5.250 - 5.499	164	58,013,039	4.81
5.500 - 5.749	389	137,854,425	11.43
5.750 - 5.999	940	321,250,937	26.64
6.000 - 6.249	691	225,469,458	18.70
6.250 - 6.499	799	247,486,451	20.52
6.500 - 6.749	466	132,633,861	11.00
6.750 - 6.999	80	31,030,601	2.57
7.000 - 7.249	33	9,613,902	0.80
7.250 - 7.499	16	4,258,798	0.35
7.500 - 7.749	18	4,755,503	0.39
7.750 - 7.999	3	724,757	0.06
8.000 - 8.249	1	371,529	0.03
8.250 - 8.499	2	480,724	0.04
Total	3,690	$1,205,814,042	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-3

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	10	$1,643,912	0.14%
30.01 - 40.00	29	7,931,129	0.66
40.01 - 50.00	58	20,062,486	1.66
50.01 - 55.00	42	16,876,255	1.40
55.01 - 60.00	77	32,518,398	2.70
60.01 - 65.00	215	82,423,922	6.84
65.01 - 70.00	189	90,410,432	7.50
70.01 - 75.00	296	133,651,950	11.08
75.01 - 80.00	2,667	793,158,767	65.78
80.01 - 85.00	19	4,302,394	0.36
85.01 - 90.00	51	14,566,717	1.21
90.01 - 95.00	30	6,680,953	0.55
95.01 - 100.00	7	1,586,727	0.13
Total :	3,690	$1,205,814,042	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II-3

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AL	30	$7,904,770	0.66%
AZ	323	77,849,487	6.46
CA	942	471,814,863	39.13
CO	154	34,130,107	2.83
CT	26	8,709,981	0.72
DC	12	4,436,976	0.37
DE	5	1,343,263	0.11
FL	411	128,979,731	10.70
GA	327	57,874,854	4.80
HI	17	12,863,951	1.07
IA	2	558,276	0.05
ID	12	2,197,229	0.18
IL	76	19,016,767	1.58
IN	27	5,015,326	0.42
KS	1	106,442	0.01
KY	14	3,290,251	0.27
LA	9	1,183,961	0.10
MA	69	24,563,337	2.04
MD	102	34,951,873	2.90
ME	3	980,919	0.08
MI	66	12,888,827	1.07
MN	111	26,041,211	2.16
MO	18	3,826,860	0.32
MS	6	1,070,774	0.09
MT	2	571,999	0.05
NC	42	11,991,606	0.99
ND	1	102,703	0.01
NE	6	548,283	0.05
NH	5	946,624	0.08
NJ	52	18,736,292	1.55
NM	15	1,930,607	0.16
NV	146	42,906,584	3.56
NY	45	24,008,296	1.99
OH	44	7,718,917	0.64
OK	4	531,711	0.04
OR	26	5,180,390	0.43
PA	35	9,200,305	0.76
RI	5	3,059,957	0.25
SC	64	14,911,868	1.24
SD	2	226,783	0.02
TN	29	5,928,893	0.49
TX	103	19,639,567	1.63
UT	25	7,085,304	0.59
VA	193	65,493,215	5.43
VT	2	270,750	0.02
WA	72	20,472,731	1.70
WI	8	2,647,020	0.22
WY	1	103,603	0.01
Total	3,690	$1,205,814,042	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-3

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N/A	24	$6,379,841	0.53%
575 - 599	1	2,502,500	0.21
600 - 619	3	1,550,828	0.13
620 - 639	161	61,045,542	5.06
640 - 659	301	103,333,368	8.57
660 - 679	449	154,230,150	12.79
680 - 699	635	217,576,646	18.04
700 - 719	479	156,673,834	12.99
720 - 739	517	163,652,539	13.57
740 - 759	444	131,418,862	10.90
760 - 779	379	117,326,430	9.73
780 - 799	225	72,688,819	6.03
800 - 819	72	17,434,683	1.45
Total :	3,690	$1,205,814,042	100.00%

Property Type of the Mortgage Loans in Loan Group II-3

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	464	$145,293,612	12.05%
2-4 Family	142	53,937,144	4.47
Coop	5	1,436,414	0.12
PUD	1,187	366,887,529	30.43
Single Family	1,879	635,498,688	52.70
Townhouse	13	2,760,656	0.23
Total :	3,690	$1,205,814,042	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II-3

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	698	$154,117,462	12.78%
Owner Occupied	2,768	972,534,864	80.65
Second Home	224	79,161,716	6.57
Total :	3,690	$1,205,814,042	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-3

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	674	$272,801,275	22.62%
Purchase	2,736	833,058,897	69.09
Rate-Term Refinance	280	99,953,870	8.29
Total :	3,690	$1,205,814,042	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-3

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	1,156	$321,323,740	26.65%
Limited	2,250	814,552,008	67.55
No	284	69,938,294	5.80
Total :	3,690	$1,205,814,042	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

Original Terms to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
360	3,690	$1,205,814,042	100.00%
Total :	3,690	$1,205,814,042	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
300 - 359	3,690	$1,205,814,042	100.00%
Total :	3,690	$1,205,814,042	100.00%

Index of the Mortgage Loans in Loan Group II-3

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6 Mth Libor	2,539	$636,309,380	52.77%
1Yr Libor	1,146	566,907,110	47.01
1Yr Treasury	5	2,597,552	0.22
Total :	3,690	$1,205,814,042	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II-3

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 3	1	$264,550	0.02%
4 - 6	2	2,894,500	0.24
7 - 9	10	2,442,988	0.20
10 - 12	262	75,853,062	6.29
13 - 15	224	78,042,047	6.47
25 - 27	1	222,441	0.02
31 - 33	29	8,235,094	0.68
34 - 36	1,561	409,414,176	33.95
37 - 39	660	183,102,545	15.18
52 - 54	1	174,338	0.01
55 - 57	35	7,734,109	0.64
58 - 60	229	65,005,457	5.39
61 - 63	137	65,573,046	5.44
91 - 93	1	152,548	0.01
94 - 96	188	103,137,650	8.55
97 - 99	349	203,565,490	16.88
Total	3,690	$1,205,814,042	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-3

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.000 - 9.750	12	$5,855,753	0.49%
9.751 - 10.000	26	9,167,670	0.76
10.001 - 10.250	56	18,689,976	1.55
10.251 - 10.500	216	83,097,618	6.89
10.501 - 10.750	412	137,912,493	11.44
10.751 - 11.000	769	277,018,978	22.97
11.001 - 11.250	641	203,346,890	16.86
11.251 - 11.500	710	202,540,443	16.80
11.501 - 11.750	189	63,950,934	5.30
11.751 - 12.000	243	81,517,510	6.76
12.001 - 12.250	165	52,683,721	4.37
12.251 - 12.500	145	41,981,828	3.48
12.501 - 12.750	39	10,744,255	0.89
12.751 - 13.000	36	10,743,954	0.89
13.001 - 13.250	11	2,639,139	0.22
13.251 - 13.500	14	2,838,035	0.24
13.501 - 13.750	4	632,594	0.05
13.751 - 14.000	1	371,529	0.03
14.251 - 14.500	1	80,724	0.01
Total	3,690	$1,205,814,042	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-3

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
-1.000	11	$2,641,430	0.22%
1.000	2,157	529,042,453	43.87
2.000	1,521	673,930,547	55.89
4.500	1	199,612	0.02
Total :	3,690	$1,205,814,042	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II-3

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Uncapped	3,690	$1,205,814,042	100.00%
Total :	3,690	$1,205,814,042	100.00%

Gross Margin of the Mortgage Loans in Loan Group II-3

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1.501 - 2.000	1	$634,000	0.05%
2.001 - 2.500	3,445	1,143,881,178	94.86
2.501 - 3.000	220	54,442,844	4.52
3.001 - 3.500	6	2,366,403	0.20
3.501 - 4.000	2	1,060,961	0.09
4.001 - 4.500	2	504,150	0.04
4.501 - 5.000	13	2,674,906	0.22
7.001 - 7.500	1	249,600	0.02
Total :	3,690	$1,205,814,042	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II-3

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	362	$102,982,005	8.54%
0 Months	362	102,982,005	8.54
Y	3,328	1,102,832,037	91.46
36 Months	78	34,710,436	2.88
60 Months	591	190,194,664	15.77
84 Months	172	74,801,619	6.20
120 Months	2,487	803,125,318	66.60
Total :	3,690	$1,205,814,042	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II-3

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	2,620	$795,868,149	66.00%
0 Months	2,620	795,868,149	66.00
Y	1,070	409,945,893	34.00
12 Months	250	130,830,212	10.85
24 Months	3	680,972	0.06
36 Months	693	215,189,007	17.85
6 Months	51	22,444,059	1.86
60 Months	73	40,801,642	3.38
Total :	3,690	$1,205,814,042	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-3

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	2,539	$636,309,380	52.77%
12	1,151	569,504,662	47.23
Total :	3,690	$1,205,814,042	100.00%

Loan Type of the Mortgage Loans in Loan Group II-3

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
10/20	538	$306,855,688	25.45%
3/27	499	159,497,147	13.23
5/25	2,251	600,974,256	49.84
7/23	402	138,486,951	11.48
Total :	3,690	$1,205,814,042	100.00%

Lien Priority of the Mortgage Loans in Loan Group II-3

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	3,690	$1,205,814,042	100.00%
Total :	3,690	$1,205,814,042	100.00%

Balloon Mortgage Loans in Loan Group II-3

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	3,690	$1,205,814,042	100.00%
Total :	3,690	$1,205,814,042	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II-3

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	3,407	$1,102,472,984	91.43%
1 x 30 Days	57	20,114,517	1.67
1 x 60 Days	33	8,818,584	0.73
1 x 90 Days	29	10,311,947	0.86
2 x 30 Days	16	5,567,920	0.46
2 x 60 Days	7	2,616,837	0.22
2 x 90 Days	21	8,235,340	0.68
3 + x 30 Days	10	4,377,647	0.36
3 + x 60 Days	2	740,906	0.06
3 + x 90 Days	108	42,557,360	3.53
Total :	3,690	$1,205,814,042	100.00%

 Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

The Servicers

EMC

EMC will act as the Servicer of the mortgage loans pursuant to the Pooling and Servicing Agreement, referred to herein as the Agreement, dated as of the Cut-off Date, among the Depositor, EMC, in its capacity as Sponsor and Servicer and the Trustee.  Among other things, the Agreement will require that the Servicer accurately and fully report its borrower credit files to credit repositories in a timely manner.

The information set forth in the following paragraphs with respect to the Servicer has been provided by the Servicer. None of the Depositor, the Underwriter, the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

For a further description of EMC, please see "The Sponsor" in this Annex.  EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section of the prospectus supplement.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

•           "performing loans," or performing investment quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

•           "non-performing loans," or non-investment grade, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990.  As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion. From year end 2004 to June 30, 2007 the loan count of EMC’s servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC’s servicing portfolio grew by approximately 190.3%.

Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments.  EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring alternatives are being offered, including different types of loan modifications.  There have been no other appreciable changes to EMC’s servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2004				As of December 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alt-A Arm	19,498	$4,427,820,708	7.96%	15.94%	57,510	$13,625,934,322	12.69%	23.00%
Alt-A Fixed	25,539	4,578,725,473	10.43	16.48	17,680	3,569,563,859	3.90	6.03
PrimeArm	8,311	1,045,610,015	3.39	3.76	7,428	1,010,068,679	1.64	1.71
PrimeFixed	14,560	1,573,271,574	5.95	5.66	15,975	2,140,487,566	3.52	3.61
Seconds	39,486	1,381,961,155	16.13	4.98	155,510	7,164,515,426	34.31	12.10
Subprime	114,436	13,706,363,250	46.74	49.34	142,890	20,373,550,691	31.53	34.40
Other	23,010	1,063,682,459	9.40	3.83	56,216	11,347,144,056	12.40	19.16
Total	244,840	$27,777,434,635	100.00%	100.00%	453,209	$59,231,264,599	100.00%	100.00%

	As of December 31, 2006				As of June 30, 2007
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	52,563	$13,691,917,206	10.87%	19.03%	52,729	$13,832,608,749	10.65%	17.15%
Alt-A Fixed	24,841	5,066,670,855	5.14	7.04	31,561	6,871,224,020	6.37	8.52
Prime Arm	6,374	879,656,182	1.32	1.22	6,260	929,778,835	1.26	1.15
Prime Fixed	14,872	2,152,608,940	3.08	2.99	15,078	2,409,083,088	3.04	2.99
Seconds	169,022	8,428,612,513	34.97	11.71	168,229	8,554,440,442	33.97	10.61
Subprime	132,808	20,106,000,306	27.47	27.94	137,526	22,509,787,024	27.77	27.91
Other	82,918	21,636,703,709	17.15	30.07	83,874	25,542,370,332	16.94	31.67
Total	483,398	$71,962,169,710	100.00%	100.00%	495,257	$80,649,292,489	100.00%	100.00%

Countrywide Home Loans Servicing LP

The principal executive offices of Countrywide Home Loans Servicing LP (“Countrywide Servicing”) are located at 7105 Corporate Drive, Plano, Texas 75024. Countrywide Servicing is a Texas limited partnership directly owned by Countrywide GP, Inc. and Countrywide LP, Inc., each a Nevada corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide GP, Inc. owns a 0.1% interest in Countrywide Servicing and is the general partner. Countrywide LP, Inc. owns a 99.9% interest in Countrywide Servicing and is a limited partner.

Countrywide Home Loans established Countrywide Servicing in February 2000 to service mortgage loans originated by Countrywide Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February, 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae, respectively. In October 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to the bulk of its non-agency loan servicing portfolio (other than the servicing of home equity lines of credit), including with respect to those mortgage loans (other than home equity lines of credit) formerly serviced by Countrywide Home Loans and securitized by certain of its affiliates. While Countrywide Home Loans expects to continue to directly service a portion of its loan portfolio, it is expected that the servicing rights for most newly originated Countrywide Home Loans mortgage loans will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans. Countrywide Servicing is engaged in the business of servicing mortgage loans and will not originate or acquire loans, an activity that will continue to be performed by Countrywide Home Loans. In addition to acquiring mortgage servicing rights from Countrywide Home Loans, it is expected that Countrywide Servicing will service mortgage loans for non-Countrywide Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

In connection with the establishment of Countrywide Servicing, certain employees of Countrywide Home Loans became employees of Countrywide Servicing. Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required. Its loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

Countrywide Home Loans

Countrywide Home Loans is a New York corporation and a direct wholly owned subsidiary of Countrywide Financial Corporation, a Delaware corporation (“Countrywide Financial”). The principal executive offices of Countrywide Home Loans are located at 4500 Park Granada, Calabasas, California 91302. Countrywide Home Loans is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. Countrywide Home Loans originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

Except as otherwise indicated, reference in the remainder of this term sheet supplement to “Countrywide Home Loans” should be read to include Countrywide Home Loans and its consolidated subsidiaries, including Countrywide Servicing.  Countrywide Home Loans services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide Home Loans has purchased in bulk the rights to service mortgage loans originated by other lenders. Countrywide Home Loans has in the past and may in the future sell to mortgage bankers and other institutions a portion of its portfolio of loan servicing rights. As of December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005 and December 31, 2006, Countrywide Home Loans provided servicing for mortgage loans with an aggregate principal balance of approximately $452.405 billion, $644.855 billion, $838.322 billion, $1,111.090 billion and $1,298.394 billion, respectively, substantially all of which were being serviced for unaffiliated persons.

Mortgage Loan Production

The following table sets forth, by number and dollar amount of mortgage loans, the residential mortgage loan production of Countrywide Financial for the periods indicated.

	Consolidated Mortgage Loan Production
		Years Ended December 31,
	2002	2003	2004	2005	2006
	(Dollars in millions, except average loan amount)
Conventional Conforming Loans Number of Loans	993,538	1,509,925	826,914	776,479	723,933
Volume of Loans	$149,072	$234,526	$134,762	$159,561	$149,095
Percent of Total Dollar Volume	59.2%	53.9%	37.1%	32.2%	32.2%
Conventional Non-conforming Loans Number of Loans	283,536	562,389	529,192	866,476	730,511
Volume of Loans	$62,665	$138,006	$144,663	$235,614	$211,841
Percent of Total Dollar Volume	24.9%	31.7%	39.9%	47.6%	45.8%
FHA/VA Loans Number of Loans	157,626	196,063	105,562	80,555	89,753
Volume of Loans	$19,093	$24,402	$13,247	$10,714	$13,093
Percent of Total Dollar Volume	7.6%	5.6%	3.6%	2.2%	2.8%
Prime Home Equity Loans Number of Loans	316,049	453,817	587,046	728,252	716,353
Volume of Loans	$11,650	$18,103	$30,893	$44,850	$47,876
Percent of Total Dollar Volume	4.6%	4.2%	8.5%	9.1%	10.4%
Nonprime Mortgage Loans Number of Loans	63,195	124,205	250,030	278,112	245,881
Volume of Loans	$9,421	$19,827	$39,441	$44,637	$40,596
Percent of Total Dollar Volume	3.7%	4.6%	10.9%	9.0%	8.8%
Total Loans Number of Loans	1,813,944	2,846,399	2,298,744	2,729,874	2,506,431
Volume of Loans	$251,901	$434,864	$363,006	$495,376	$462,501
Average Loan Amount	$139,000	$153,000	$158,000	$181,000	$185,000
Non-Purchase Transactions(1)	66%	72%	51%	53%	55%
Adjustable-Rate Loans(1)	14%	21%	52%	53%	46%
_________

(1)	Percentage of total mortgage loan production (excluding commercial real estate loans) based on dollar volume.

Loan Servicing

Countrywide Servicing has established standard policies for the servicing and collection of mortgages. Servicing includes, but is not limited to:

(a)                 collecting, aggregating and remitting mortgage loan payments;

(b)                 accounting for principal and interest;

(c)                 holding escrow (impound) funds for payment of taxes and insurance;

(d)                 making inspections as required of the mortgaged properties;

(e)                 preparation of tax related information in connection with the mortgage loans;

(f)                 supervision of delinquent mortgage loans;

(g)                 loss mitigation efforts;

(h)                 foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

(i)                 generally administering the mortgage loans, for which it receives servicing fees.

Billing statements with respect to mortgage loans are mailed monthly by Countrywide Servicing. The statement details all debits and credits and specifies the payment due. Notice of changes in the applicable loan rate are provided by Countrywide Servicing to the mortgagor with these statements.

Collection Procedures

When a mortgagor fails to make a payment on a mortgage loan, Countrywide Servicing attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to Countrywide Servicing’s servicing procedures, Countrywide Servicing generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 61 days past due (three payments due but not received) and, generally within 59 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

Once foreclosure is initiated by Countrywide Servicing, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, Countrywide Servicing determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by Countrywide Servicing. After foreclosure, Countrywide Servicing may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

Servicing and charge-off policies and collection practices with respect to mortgage loans may change over time in accordance with, among other things, Countrywide Servicing’s business judgment, changes in the servicing portfolio and applicable laws and regulations.

Exhibit 3                      Sponsor, Depositor, Securities Administrator and Trustee Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

The Trustee

The Bank of New York, as successor to JPMorgan Chase Bank, National Association shall serve as Trustee.

The Bank of New York, a New York banking Corporation has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.

The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.

The Custodian

Wells Fargo Bank is acting as custodian of the mortgage loan files pursuant to the Custodian Agreement.  In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders.  Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years.  Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah.  As of June 30, 2007, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

Exhibit 4                      Supplementary Regulation AB Disclosure

TRANSACTION STRUCTURE

Mortgagors
originate loans
amount financed
loan payments
Originators
Servicers
purchase loans
loan purchase price
loan payments and monthly reports
Wells Fargo Bank, National Association
Master Servicer
Oversees and monitors servicers
Securities Administrator
Aggregates collections
Calculates cash flows
Remits to investors
Custodian
Holds certain mortgage notes and related mortgage documents
EMC
Sponsor
Purchases loans
Forms pool
asset pool
net offering proceeds
Structured Asset Mortgage Investments II Inc.
Depositor
net offering proceeds
certificates
Bear Stearns & Co. Inc.
Underwriter
Sells certificates to investors
Offering proceeds
asset pool
certificates
Monthly distributions/ Certain proceeds payable under the related Cap Contracts
Bear Stearns ALT-A Trust 2005-10
Issuing entity
Holds pool
Issues certificates
The Bank of New York
Trustee
Represents investors interests
Investors
certificates

STATIC POOL INFORMATION

The depositor will provide static pool information, material to this offering, with respect to the experience of the sponsor in securitizing asset pools of the same type at http://www.bearstearns.com/transactions/sami_ii/bsaat2007-1/.

Information provided through the Internet address above will not be deemed to be a part of this prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) any period before January 1, 2006.

MODIFICATIONS

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the master servicer to be in the best interest of the certificateholders, the master servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure.  However, the master servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following.  Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan. Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan. All capitalizations are to be implemented in accordance with the sponsor’s standards and may be implemented only by the master servicer for that purpose. The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.  No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.  Further, the aggregate current principal balance of all mortgage loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the mortgage loans as of the cut off date, but this limit may increase from time to time with the consent of the rating agencies.

Any advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made.  The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued certificate interest (as defined in the prospectus supplement) payable on the offered securities will not be affected by the servicing modification.

EVIDENCE AS TO COMPLIANCE

The pooling and servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”).  The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration.  Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The pooling and servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

The pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement or servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof.  This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement or servicing agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by certificateholders without charge upon written request to the master servicer at the address of the master servicer set forth above.  These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

REPORTS TO CERTIFICATEHOLDERS

On each distribution date, the securities administrator will make available to each certificateholder, the master servicer the trustee and the depositor a statement based on information provided by the servicers generally setting forth, among other information (as applicable):

(1)	the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(2)	the total cash flows received and the general sources thereof;

(3)	the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

(4)
the amount of the related distribution to holders of the offered certificates  allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein (by class), (B) the aggregate of all scheduled payments of principal included therein (by class) and (C) any Extra Principal Distribution Amount included therein;

(5)
the amount of such distribution to holders of the offered certificates (by class) allocable to interest and the portion thereof, if any, provided by the Interest Rate Swap Agreement and the Yield Maintenance Agreement and the amount of coverage remaining under either credit enhancement;

(6)	the Interest Carry Forward Amounts and any Basis Risk Shortfall Carry Forward Amounts for the offered certificates (if any);

(7)	the Certificate Principal Balance of the offered certificates before and after giving effect to the distribution of principal and allocation of Applied Realized Loss Amounts on such distribution date;

(8)	the number and Stated Principal Balance of all the mortgage loans in the aggregate for the following distribution date, together with updated pool composition information;

(9)	the Pass-Through Rate for each class of offered certificates for such distribution date and whether such rate was based on an interest rate cap;

(10)
the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the distribution date, and the general source of funds for reimbursements;

(11)
the number and aggregate principal balance of any mortgage loans in the related mortgage pool in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced, and loss information for the period;

(12)	the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

(13)
with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the related Prepayment Period;

(14)
information on loss, delinquency or other tests used for determining early amortization, liquidation, stepdowns or other performance triggers as more completely described in the prospectus supplement and whether the trigger was met;

(15)	the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

(16)	the cumulative Realized Losses through the end of the preceding month;

(17)
the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans,

(18)	if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

(19)	material breaches of pool asset representation or warranties or transaction covenants;

(20)	the amount of the Prepayment Charges remitted by the master servicer and the amount on deposit in the reserve fund;

(21)
the amount of any Net Swap Payment payable to the trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the trust and any Swap Termination Payment payable to the Swap Provider;

(22)	information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals, if applicable;

(23)
any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select new pool assets; and

(24)
the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts.

LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, the Issuing Entity, the Master Servicer, EMC, Countrywide, the Securities Administrator or the Custodians, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Certificateholders.  No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Certificateholders.

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

There are no affiliations between the Sponsor, BSRM the Depositor or the Issuing Entity and any of the Master Servicer, the Trustee, Countrywide the Cap Counterparty, the Securities Administrator or the Custodian. Wells Fargo Bank is acting as Master Servicer, Securities Administrator, Cap Counterparty and Custodian. There are no affiliations among the Wells Fargo Bank and the Trustee. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor or the Issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor's understanding of the Certificates, or that relate to the Certificates or the pooled assets. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330.  Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to security holders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as shall have been filed with the Commission will be posted on the securities administrator’s internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

REPORTS TO CERTIFICATEHOLDERS

So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

If the issuing entity is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the securities administrator’s website referenced above under “Available Information” as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge.

INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates of the related series. All documents subsequently filed by the Depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the Certificates shall also be deemed incorporated by reference into this prospectus supplement.

The Depositor will provide or cause to be provided without charge to each person to whom this prospectus supplement is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus supplement, in each case to the extent the reports relate to one or more of such classes of the Offered Certificates, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

Exhibit 5                      Monthly Statements to Certificateholders

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates

Distribution Date:       8/27/2007

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates
Series 2005-9

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

       Class                   CUSIP              Record        Certificate              Beginning             Interest
                                                    Date        Pass-Through           Certificate         Distribution
                                                                        Rate               Balance

       I-1A-1              07386HXN6          08/24/2007            5.58000%        299,196,116.97         1,530,388.14
       I-1A-2              07386HXP1          07/31/2007            5.68000%         37,213,357.00           193,757.55
       I-M-1               07386HXQ9          08/24/2007            5.82000%         30,746,000.00           164,029.91
       I-M-2               07386HXR7          08/24/2007            6.02000%         17,124,000.00            93,449.28
       I-B-1               07386HXS5          08/24/2007            6.62000%          8,951,000.00            48,847.25
       I-B-2               07386HXT3          08/24/2007            7.22000%          3,892,000.00            23,165.90
       I-B-3               07386HXU0          08/24/2007            7.42000%          6,227,000.00            38,205.86
         XP                07386HXV8          07/31/2007            0.00000%                  0.00            26,114.59
        B-IO               07386HXW6          07/31/2007            0.00000%          7,354,044.36                 0.00
      II-1A-1              07386HXZ9          07/31/2007            5.76517%        129,822,739.23           623,708.74
      II-1A-2              07386HYA3          07/31/2007            5.76517%         11,365,049.00            54,601.22
      II-2A-1              07386HYB1          07/31/2007            5.65766%        305,593,326.65         1,440,785.24
      II-3A-1              07386HYC9          07/31/2007            5.60875%        101,103,349.74           472,553.21
      II-3A-2              07386HYD7          07/31/2007            5.60875%          8,851,103.05            41,369.72
      II-4A-1              07386HYE5          07/31/2007            5.58055%        128,882,147.32           599,361.30
      II-5A-1              07386HYF2          07/31/2007            5.67759%        105,805,695.20           500,601.06
      II-5A-2              07386HYG0          07/31/2007            5.67759%         20,303,049.81            96,060.31
      II-6A-1              07386HYH8          07/31/2007            5.81301%        266,575,396.21         1,291,337.05
      II-6A-2              07386HYJ4          07/31/2007            5.81301%         12,042,091.61            58,333.96
       II-M-1              07386HYK1          07/31/2007            5.69859%         30,838,468.46           146,446.60
       II-M-2              07386HYL9          07/31/2007            5.69859%         14,562,615.64            69,155.36
       II-M-3              07386HYM7          07/31/2007            5.69859%         11,136,141.29            52,883.62
       II-M-4              07386HYN5          07/31/2007            5.69859%          7,709,567.29            36,611.41
       II-M-5              07386HYP0          07/31/2007            5.69859%         10,279,522.71            48,815.69
       II-B-1              07386HYQ8          07/31/2007            5.69859%          5,996,330.11            28,475.54
       II-B-2              07386HYR6          07/31/2007            5.69859%          5,996,429.77            28,476.02
       II-B-3              07386HYS4          07/31/2007            5.69859%          6,852,948.70            32,543.48
       II-B-4              07386HYT2          07/31/2007            5.69859%         15,419,234.23            73,223.30
       II-B-5              07386HYU9          07/31/2007            5.69859%         11,136,041.64            52,883.15
       II-B-6              07386HYV7          07/31/2007            5.69859%          7,257,848.13            34,466.28
         R                 07386HXX4          07/31/2007            0.00000%                  0.00                 0.00
        R-X                07386HXY2          07/31/2007            0.00000%                  0.00                 0.00

Totals                                                                            1,628,232,614.12         7,900,650.74

                                Certificateholder Distribution Summary (continued)

       Class                 Principal            Current             Ending             Total         Cumulative
                          Distribution           Realized        Certificate      Distribution           Realized
                                                     Loss            Balance                               Losses

       I-1A-1             8,675,568.40               0.00     290,520,548.57     10,205,956.54               0.00
       I-1A-2             1,079,048.17               0.00      36,134,308.82      1,272,805.72               0.00
       I-M-1                      0.00               0.00      30,746,000.00        164,029.91               0.00
       I-M-2                      0.00               0.00      17,124,000.00         93,449.28               0.00
       I-B-1                      0.00               0.00       8,951,000.00         48,847.25               0.00
       I-B-2                      0.00               0.00       3,892,000.00         23,165.90               0.00
       I-B-3                      0.00               0.00       6,227,000.00         38,205.86               0.00
         XP                       0.00               0.00               0.00         26,114.59               0.00
        B-IO                      0.00               0.00       7,155,392.29              0.00               0.00
      II-1A-1               480,125.31               0.00     129,342,613.92      1,103,834.05               0.00
      II-1A-2                42,031.53               0.00      11,323,017.48         96,632.75               0.00
      II-2A-1             2,275,013.51               0.00     303,318,313.15      3,715,798.75               0.00
      II-3A-1             1,892,111.03               0.00      99,211,238.70      2,364,664.24               0.00
      II-3A-2               165,645.05               0.00       8,685,458.00        207,014.77               0.00
      II-4A-1             2,535,899.94               0.00     126,346,247.38      3,135,261.24               0.00
      II-5A-1             1,259,902.55               0.00     104,545,792.65      1,760,503.61               0.00
      II-5A-2               241,762.64               0.00      20,061,287.16        337,822.95               0.00
      II-6A-1             2,505,838.15               0.00     264,069,558.06      3,797,175.20               0.00
      II-6A-2               113,196.99               0.00      11,928,894.62        171,530.95               0.00
       II-M-1                 3,072.73               0.00      30,835,395.74        149,519.33               0.00
       II-M-2                 1,451.01               0.00      14,561,164.63         70,606.37               0.00
       II-M-3                 1,109.60               0.00      11,135,031.69         53,993.22               0.00
       II-M-4                   768.18               0.00       7,708,799.11         37,379.59               0.00
       II-M-5                 1,024.25               0.00      10,278,498.46         49,839.94               0.00
       II-B-1                   597.47               0.00       5,995,732.64         29,073.01               0.00
       II-B-2                   597.48               0.00       5,995,832.29         29,073.50               0.00
       II-B-3                   682.82               0.00       6,852,265.88         33,226.30               0.00
       II-B-4                 1,536.36               0.00      15,417,697.87         74,759.66               0.00
       II-B-5                 1,109.59               0.00      11,134,932.05         53,992.74               0.00
       II-B-6                   723.17         190,954.89       7,066,170.07         35,189.45         643,226.15
         R                        0.00               0.00               0.00              0.00               0.00
        R-X                       0.00               0.00               0.00              0.00               0.00

Totals                   21,278,815.93         190,954.89   1,606,564,191.23     29,179,466.67         643,226.15

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

                                               Principal Distribution Statement

       Class                 Original          Beginning         Scheduled          UnScheduled       Accretion       Realized
                                 Face        Certificate         Principal            Principal                           Loss
                               Amount            Balance      Distribution         Distribution

      I-1A-1           625,811,000.00     299,196,116.97              0.00         8,675,568.40            0.00           0.00
      I-1A-2            77,837,000.00      37,213,357.00              0.00         1,079,048.17            0.00           0.00
       I-M-1            30,746,000.00      30,746,000.00              0.00                 0.00            0.00           0.00
       I-M-2            17,124,000.00      17,124,000.00              0.00                 0.00            0.00           0.00
       I-B-1             8,951,000.00       8,951,000.00              0.00                 0.00            0.00           0.00
       I-B-2             3,892,000.00       3,892,000.00              0.00                 0.00            0.00           0.00
       I-B-3             6,227,000.00       6,227,000.00              0.00                 0.00            0.00           0.00
        XP                       0.00               0.00              0.00                 0.00            0.00           0.00
       B-IO              7,784,108.51       7,354,044.36              0.00                 0.00            0.00           0.00
      II-1A-1          216,271,300.00     129,822,739.23         15,272.56           464,852.76            0.00           0.00
      II-1A-2           18,933,000.00      11,365,049.00          1,337.00            40,694.52            0.00           0.00
      II-2A-1          428,206,400.00     305,593,326.65         30,734.97         2,244,278.53            0.00           0.00
      II-3A-1          151,019,300.00     101,103,349.74          8,696.20         1,883,414.84            0.00           0.00
      II-3A-2           13,221,000.00       8,851,103.05            761.31           164,883.74            0.00           0.00
      II-4A-1          203,552,700.00     128,882,147.32         14,664.24         2,521,235.70            0.00           0.00
      II-5A-1          145,057,100.00     105,805,695.20         12,938.82         1,246,963.74            0.00           0.00
      II-5A-2           27,835,000.00      20,303,049.81          2,482.83           239,279.81            0.00           0.00
      II-6A-1          370,307,200.00     266,575,396.21         19,950.25         2,485,887.90            0.00           0.00
      II-6A-2           16,728,000.00      12,042,091.61            901.22           112,295.77            0.00           0.00
      II-M-1            30,945,800.00      30,838,468.46          3,065.29                 7.44            0.00           0.00
      II-M-2            14,613,300.00      14,562,615.64          1,447.50                 3.51            0.00           0.00
      II-M-3            11,174,900.00      11,136,141.29          1,106.91                 2.69            0.00           0.00
      II-M-4             7,736,400.00       7,709,567.29            766.32                 1.86            0.00           0.00
      II-M-5            10,315,300.00      10,279,522.71          1,021.77                 2.48            0.00           0.00
      II-B-1             6,017,200.00       5,996,330.11            596.02                 1.45            0.00           0.00
      II-B-2             6,017,300.00       5,996,429.77            596.03                 1.45            0.00           0.00
      II-B-3             6,876,800.00       6,852,948.70            681.17                 1.65            0.00           0.00
      II-B-4            15,472,900.00      15,419,234.23          1,532.64                 3.72            0.00           0.00
      II-B-5            11,174,800.00      11,136,041.64          1,106.90                 2.69            0.00           0.00
      II-B-6             7,736,848.00       7,257,848.13            721.42                 1.75            0.00     190,954.89
         R                       0.00               0.00              0.00                 0.00            0.00           0.00
        R-X                      0.00               0.00              0.00                 0.00            0.00           0.00

Totals               2,497,584,656.51   1,628,232,614.12        120,381.37        21,158,434.57            0.00     190,954.89

                              Principal Distribution Statement (continued)

       Class                      Total             Ending             Ending              Total
                              Principal        Certificate        Certificate          Principal
                              Reduction            Balance         Percentage       Distribution

       I-1A-1              8,675,568.40     290,520,548.57         0.46423049       8,675,568.40
       I-1A-2              1,079,048.17      36,134,308.82         0.46423049       1,079,048.17
       I-M-1                       0.00      30,746,000.00         1.00000000               0.00
       I-M-2                       0.00      17,124,000.00         1.00000000               0.00
       I-B-1                       0.00       8,951,000.00         1.00000000               0.00
       I-B-2                       0.00       3,892,000.00         1.00000000               0.00
       I-B-3                       0.00       6,227,000.00         1.00000000               0.00
         XP                        0.00               0.00         0.00000000               0.00
        B-IO                       0.00       7,155,392.29         0.91923080               0.00
      II-1A-1                480,125.31     129,342,613.92         0.59805723         480,125.31
      II-1A-2                 42,031.53      11,323,017.48         0.59805723          42,031.53
      II-2A-1              2,275,013.51     303,318,313.15         0.70834605       2,275,013.51
      II-3A-1              1,892,111.03      99,211,238.70         0.65694410       1,892,111.03
      II-3A-2                165,645.05       8,685,458.00         0.65694410         165,645.05
      II-4A-1              2,535,899.94     126,346,247.38         0.62070534       2,535,899.94
      II-5A-1              1,259,902.55     104,545,792.65         0.72072165       1,259,902.55
      II-5A-2                241,762.64      20,061,287.16         0.72072165         241,762.64
      II-6A-1              2,505,838.15     264,069,558.06         0.71310943       2,505,838.15
      II-6A-2                113,196.99      11,928,894.62         0.71310943         113,196.99
       II-M-1                  3,072.73      30,835,395.74         0.99643233           3,072.73
       II-M-2                  1,451.01      14,561,164.63         0.99643233           1,451.01
       II-M-3                  1,109.60      11,135,031.69         0.99643233           1,109.60
       II-M-4                    768.18       7,708,799.11         0.99643233             768.18
       II-M-5                  1,024.25      10,278,498.46         0.99643233           1,024.25
       II-B-1                    597.47       5,995,732.64         0.99643233             597.47
       II-B-2                    597.48       5,995,832.29         0.99643234             597.48
       II-B-3                    682.82       6,852,265.88         0.99643233             682.82
       II-B-4                  1,536.36      15,417,697.87         0.99643233           1,536.36
       II-B-5                  1,109.59      11,134,932.05         0.99643233           1,109.59
       II-B-6                191,678.06       7,066,170.07         0.91331380             723.17
         R                         0.00               0.00         0.00000000               0.00
        R-X                        0.00               0.00         0.00000000               0.00

Totals                    21,469,770.82   1,606,564,191.23         0.64324714      21,278,815.93

                                          Principal Distribution Factors Statement

     Class                    Original           Beginning              Scheduled          UnScheduled           Accretion
                                  Face         Certificate              Principal            Principal
                                Amount             Balance           Distribution         Distribution

        I-1A-1          625,811,000.00        478.09341314           0.00000000            13.86292091          0.00000000
        I-1A-2           77,837,000.00        478.09341316           0.00000000            13.86292085          0.00000000
        I-M-1            30,746,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-M-2            17,124,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-1             8,951,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-2             3,892,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-3             6,227,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
          XP                      0.00          0.00000000           0.00000000             0.00000000          0.00000000
         B-IO             7,784,108.51        944.75100785           0.00000000             0.00000000          0.00000000
       II-1A-1          216,271,300.00        600.27724081           0.07061760             2.14939643          0.00000000
       II-1A-2           18,933,000.00        600.27724080           0.07061744             2.14939629          0.00000000
       II-2A-1          428,206,400.00        713.65894263           0.07177606             5.24111393          0.00000000
       II-3A-1          151,019,300.00        669.47303914           0.05758337            12.47135194          0.00000000
       II-3A-2           13,221,000.00        669.47303910           0.05758339            12.47135164          0.00000000
       II-4A-1          203,552,700.00        633.16353613           0.07204149            12.38615700          0.00000000
       II-5A-1          145,057,100.00        729.40721412           0.08919812             8.59636474          0.00000000
       II-5A-2           27,835,000.00        729.40721430           0.08919813             8.59636465          0.00000000
       II-6A-1          370,307,200.00        719.87635188           0.05387486             6.71304231          0.00000000
       II-6A-2           16,728,000.00        719.87635163           0.05387494             6.71304220          0.00000000
        II-M-1           30,945,800.00        996.53162820           0.09905351             0.00024042          0.00000000
        II-M-2           14,613,300.00        996.53162804           0.09905360             0.00024019          0.00000000
        II-M-3           11,174,900.00        996.53162802           0.09905324             0.00024072          0.00000000
        II-M-4            7,736,400.00        996.53162841           0.09905382             0.00024042          0.00000000
        II-M-5           10,315,300.00        996.53162875           0.09905383             0.00024042          0.00000000
        II-B-1            6,017,200.00        996.53162767           0.09905272             0.00024098          0.00000000
        II-B-2            6,017,300.00        996.53162880           0.09905273             0.00024097          0.00000000
        II-B-3            6,876,800.00        996.53162808           0.09905334             0.00023994          0.00000000
        II-B-4           15,472,900.00        996.53162820           0.09905318             0.00024042          0.00000000
        II-B-5           11,174,800.00        996.53162831           0.09905323             0.00024072          0.00000000
        II-B-6            7,736,848.00        938.08849935           0.09324469             0.00022619          0.00000000
          R                       0.00          0.00000000           0.00000000             0.00000000          0.00000000
         R-X                      0.00          0.00000000           0.00000000             0.00000000          0.00000000

                                    Principal Distribution Factors Statement (continued)

       Class               Realized                 Total                 Ending                Ending                 Total
                               Loss             Principal            Certificate           Certificate             Principal
                                                Reduction                Balance            Percentage          Distribution

      I-1A-1             0.00000000           13.86292091          464.23049223             0.46423049           13.86292091
      I-1A-2             0.00000000           13.86292085          464.23049218             0.46423049           13.86292085
       I-M-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-M-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-3             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
        XP               0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
       B-IO              0.00000000            0.00000000          919.23079962             0.91923080            0.00000000
      II-1A-1            0.00000000            2.22001398          598.05722683             0.59805723            2.22001398
      II-1A-2            0.00000000            2.22001426          598.05722706             0.59805723            2.22001426
      II-2A-1            0.00000000            5.31289002          708.34605263             0.70834605            5.31289002
      II-3A-1            0.00000000           12.52893524          656.94410383             0.65694410           12.52893524
      II-3A-2            0.00000000           12.52893503          656.94410408             0.65694410           12.52893503
      II-4A-1            0.00000000           12.45819849          620.70533763             0.62070534           12.45819849
      II-5A-1            0.00000000            8.68556279          720.72165134             0.72072165            8.68556279
      II-5A-2            0.00000000            8.68556278          720.72165116             0.72072165            8.68556278
      II-6A-1            0.00000000            6.76691717          713.10943471             0.71310943            6.76691717
      II-6A-2            0.00000000            6.76691714          713.10943448             0.71310943            6.76691714
      II-M-1             0.00000000            0.09929393          996.43233460             0.99643233            0.09929393
      II-M-2             0.00000000            0.09929379          996.43233424             0.99643233            0.09929379
      II-M-3             0.00000000            0.09929395          996.43233407             0.99643233            0.09929395
      II-M-4             0.00000000            0.09929425          996.43233416             0.99643233            0.09929425
      II-M-5             0.00000000            0.09929425          996.43233449             0.99643233            0.09929425
      II-B-1             0.00000000            0.09929369          996.43233398             0.99643233            0.09929369
      II-B-2             0.00000000            0.09929370          996.43233510             0.99643234            0.09929370
      II-B-3             0.00000000            0.09929328          996.43233481             0.99643233            0.09929328
      II-B-4             0.00000000            0.09929360          996.43233460             0.99643233            0.09929360
      II-B-5             0.00000000            0.09929395          996.43233436             0.99643233            0.09929395
      II-B-6            24.68122548           24.77469636          913.31380299             0.91331380            0.09347088
         R               0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
        R-X              0.00000000            0.00000000            0.00000000             0.00000000            0.00000000

                                             Interest Distribution Statement

      Class            Accrual           Accrual            Current        Beginning        Current           Payment of
                        Dates              Days         Certificate     Certificate/        Accrued               Unpaid
                                                               Rate         Notional       Interest              Interest
                                                                             Balance                        Shortfall (1)

     I-1A-1        07/25/07 - 08/26/07      33             5.58000%   299,196,116.97   1,530,388.14                  0.00
     I-1A-2        07/25/07 - 08/26/07      33             5.68000%    37,213,357.00     193,757.55                  0.00
      I-M-1        07/25/07 - 08/26/07      33             5.82000%    30,746,000.00     164,029.91                  0.00
      I-M-2        07/25/07 - 08/26/07      33             6.02000%    17,124,000.00      94,495.94                  0.48
      I-B-1        07/25/07 - 08/26/07      33             6.62000%     8,951,000.00      54,317.65                  0.00
      I-B-2        07/25/07 - 08/26/07      33             7.22000%     3,892,000.00      25,758.55              1,926.54
      I-B-3        07/25/07 - 08/26/07      33             7.42000%     6,227,000.00      42,353.98              4,223.98
       XP                          N/A     N/A             0.00000%             0.00           0.00                  0.00
      B-IO                         N/A     N/A             0.00000%   410,703,518.33           0.00                  0.00
     II-1A-1       07/01/07 - 07/30/07      30             5.76517%   129,822,739.23     623,708.74                  0.00
     II-1A-2       07/01/07 - 07/30/07      30             5.76517%    11,365,049.00      54,601.22                  0.00
     II-2A-1       07/01/07 - 07/30/07      30             5.65766%   305,593,326.65   1,440,785.24                  0.00
     II-3A-1       07/01/07 - 07/30/07      30             5.60875%   101,103,349.74     472,553.21                  0.00
     II-3A-2       07/01/07 - 07/30/07      30             5.60875%     8,851,103.05      41,369.72                  0.00
     II-4A-1       07/01/07 - 07/30/07      30             5.58055%   128,882,147.32     599,361.30                  0.00
     II-5A-1       07/01/07 - 07/30/07      30             5.67759%   105,805,695.20     500,601.06                  0.00
     II-5A-2       07/01/07 - 07/30/07      30             5.67759%    20,303,049.81      96,060.31                  0.00
     II-6A-1       07/01/07 - 07/30/07      30             5.81301%   266,575,396.21   1,291,337.05                  0.00
     II-6A-2       07/01/07 - 07/30/07      30             5.81301%    12,042,091.61      58,333.96                  0.00
     II-M-1        07/01/07 - 07/30/07      30             5.69859%    30,838,468.46     146,446.60                  0.00
     II-M-2        07/01/07 - 07/30/07      30             5.69859%    14,562,615.64      69,155.36                  0.00
     II-M-3        07/01/07 - 07/30/07      30             5.69859%    11,136,141.29      52,883.62                  0.00
     II-M-4        07/01/07 - 07/30/07      30             5.69859%     7,709,567.29      36,611.41                  0.00
     II-M-5        07/01/07 - 07/30/07      30             5.69859%    10,279,522.71      48,815.69                  0.00
     II-B-1        07/01/07 - 07/30/07      30             5.69859%     5,996,330.11      28,475.54                  0.00
     II-B-2        07/01/07 - 07/30/07      30             5.69859%     5,996,429.77      28,476.02                  0.00
     II-B-3        07/01/07 - 07/30/07      30             5.69859%     6,852,948.70      32,543.48                  0.00
     II-B-4        07/01/07 - 07/30/07      30             5.69859%    15,419,234.23      73,223.30                  0.00
     II-B-5        07/01/07 - 07/30/07      30             5.69859%    11,136,041.64      52,883.15                  0.00
     II-B-6        07/01/07 - 07/30/07      30             5.69859%     7,257,848.13      34,466.28                  0.00
        R                          N/A     N/A             0.00000%             0.00           0.00                  0.00
       R-X                         N/A     N/A             0.00000%             0.00           0.00                  0.00
Totals                                                                                 7,887,793.98              6,151.00

                                       Interest Distribution Statement (continued)

        Class                  Current      Non-Supported             Total           Remaining                   Ending
                              Interest           Interest          Interest     Unpaid Interest             Certificate/
                          Shortfall(1)          Shortfall      Distribution        Shortfall(1)                 Notional
                                                                                                                 Balance

       I-1A-1                     0.00               0.00      1,530,388.14                0.00           290,520,548.57
       I-1A-2                     0.00               0.00        193,757.55                0.00            36,134,308.82
        I-M-1                     0.00               0.00        164,029.91                0.00            30,746,000.00
        I-M-2                 1,047.14               0.00         93,449.28            1,046.66            17,124,000.00
        I-B-1                 5,470.41               0.00         48,847.25            6,158.32             8,951,000.00
        I-B-2                 4,519.20               0.00         23,165.90            2,964.62             3,892,000.00
        I-B-3                 8,372.10               0.00         38,205.86            4,743.35             6,227,000.00
         XP                       0.00               0.00         26,114.59                0.00                     0.00
        B-IO                      0.00               0.00              0.00                0.00           400,750,249.69
       II-1A-1                    0.00               0.00        623,708.74                0.00           129,342,613.92
       II-1A-2                    0.00               0.00         54,601.22                0.00            11,323,017.48
       II-2A-1                    0.00               0.00      1,440,785.24                0.00           303,318,313.15
       II-3A-1                    0.00               0.00        472,553.21                0.00            99,211,238.70
       II-3A-2                    0.00               0.00         41,369.72                0.00             8,685,458.00
       II-4A-1                    0.00               0.00        599,361.30                0.00           126,346,247.38
       II-5A-1                    0.00               0.00        500,601.06                0.00           104,545,792.65
       II-5A-2                    0.00               0.00         96,060.31                0.00            20,061,287.16
       II-6A-1                    0.00               0.00      1,291,337.05                0.00           264,069,558.06
       II-6A-2                    0.00               0.00         58,333.96                0.00            11,928,894.62
       II-M-1                     0.00               0.00        146,446.60                0.00            30,835,395.74
       II-M-2                     0.00               0.00         69,155.36                0.00            14,561,164.63
       II-M-3                     0.00               0.00         52,883.62                0.00            11,135,031.69
       II-M-4                     0.00               0.00         36,611.41                0.00             7,708,799.11
       II-M-5                     0.00               0.00         48,815.69                0.00            10,278,498.46
       II-B-1                     0.00               0.00         28,475.54                0.00             5,995,732.64
       II-B-2                     0.00               0.00         28,476.02                0.00             5,995,832.29
       II-B-3                     0.00               0.00         32,543.48                0.00             6,852,265.88
       II-B-4                     0.00               0.00         73,223.30                0.00            15,417,697.87
       II-B-5                     0.00               0.00         52,883.15                0.00            11,134,932.05
       II-B-6                     0.00               0.00         34,466.28                0.00             7,066,170.07
          R                       0.00               0.00              0.00                0.00                     0.00
         R-X                      0.00               0.00              0.00                0.00                     0.00

Totals                       19,408.85               0.00      7,900,650.74           14,912.95

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

                                           Interest Distribution Factors Statement

        Class                    Original           Current             Beginning               Current          Payment of
                                     Face       Certificate          Certificate/               Accrued      Unpaid Interest
                                   Amount              Rate              Notional              Interest        Shortfall (1)
                                                                          Balance

        I-1A-1             625,811,000.00          5.58000%          478.09341314            2.44544781           0.00000000
        I-1A-2              77,837,000.00          5.68000%          478.09341316            2.48927310           0.00000000
        I-M-1               30,746,000.00          5.82000%         1000.00000000            5.33500000           0.00000000
        I-M-2               17,124,000.00          6.02000%         1000.00000000            5.51833333           0.00002803
        I-B-1                8,951,000.00          6.62000%         1000.00000000            6.06833315           0.00000000
        I-B-2                3,892,000.00          7.22000%         1000.00000000            6.61833248           0.49500000
        I-B-3                6,227,000.00          7.42000%         1000.00000000            6.80166693           0.67833307
          XP                         0.00          0.00000%            0.00000000            0.00000000           0.00000000
         B-IO                7,784,108.51          0.00000%        52761.79254212            0.00000000           0.00000000
       II-1A-1             216,271,300.00          5.76517%          600.27724081            2.88391821           0.00000000
       II-1A-2              18,933,000.00          5.76517%          600.27724080            2.88391803           0.00000000
       II-2A-1             428,206,400.00          5.65766%          713.65894263            3.36469805           0.00000000
       II-3A-1             151,019,300.00          5.60875%          669.47303914            3.12909151           0.00000000
       II-3A-2              13,221,000.00          5.60875%          669.47303910            3.12909160           0.00000000
       II-4A-1             203,552,700.00          5.58055%          633.16353613            2.94450184           0.00000000
       II-5A-1             145,057,100.00          5.67759%          729.40721412            3.45106210           0.00000000
       II-5A-2              27,835,000.00          5.67759%          729.40721430            3.45106197           0.00000000
       II-6A-1             370,307,200.00          5.81301%          719.87635188            3.48720481           0.00000000
       II-6A-2              16,728,000.00          5.81301%          719.87635163            3.48720469           0.00000000
        II-M-1              30,945,800.00          5.69859%          996.53162820            4.73235786           0.00000000
        II-M-2              14,613,300.00          5.69859%          996.53162804            4.73235751           0.00000000
        II-M-3              11,174,900.00          5.69859%          996.53162802            4.73235734           0.00000000
        II-M-4               7,736,400.00          5.69859%          996.53162841            4.73235743           0.00000000
        II-M-5              10,315,300.00          5.69859%          996.53162875            4.73235776           0.00000000
        II-B-1               6,017,200.00          5.69859%          996.53162767            4.73235724           0.00000000
        II-B-2               6,017,300.00          5.69859%          996.53162880            4.73235837           0.00000000
        II-B-3               6,876,800.00          5.69859%          996.53162808            4.73235807           0.00000000
        II-B-4              15,472,900.00          5.69859%          996.53162820            4.73235786           0.00000000
        II-B-5              11,174,800.00          5.69859%          996.53162831            4.73235763           0.00000000
        II-B-6               7,736,848.00          5.69859%          938.08849935            4.45482191           0.00000000
          R                          0.00          0.00000%            0.00000000            0.00000000           0.00000000
         R-X                         0.00          0.00000%            0.00000000            0.00000000           0.00000000

                                      Interest Distribution Factors Statement (continued)

       Class                   Current         Non-Supported                Total       Remaining Unpaid               Ending
                              Interest              Interest             Interest               Interest          Certificate/
                          Shortfall(1)             Shortfall         Distribution           Shortfall(1)              Notional
                                                                                                                       Balance

      I-1A-1                0.00000000            0.00000000           2.44544781             0.00000000          464.23049223
      I-1A-2                0.00000000            0.00000000           2.48927310             0.00000000          464.23049218
       I-M-1                0.00000000            0.00000000           5.33500000             0.00000000         1000.00000000
       I-M-2                0.06115043            0.00000000           5.45721093             0.06112240         1000.00000000
       I-B-1                0.61115071            0.00000000           5.45718355             0.68800358         1000.00000000
       I-B-2                1.16115108            0.00000000           5.95218397             0.76172148         1000.00000000
       I-B-3                1.34448370            0.00000000           6.13551630             0.76173920         1000.00000000
        XP                  0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
       B-IO                 0.00000000            0.00000000           0.00000000             0.00000000        51483.12734530
      II-1A-1               0.00000000            0.00000000           2.88391821             0.00000000          598.05722683
      II-1A-2               0.00000000            0.00000000           2.88391803             0.00000000          598.05722706
      II-2A-1               0.00000000            0.00000000           3.36469805             0.00000000          708.34605263
      II-3A-1               0.00000000            0.00000000           3.12909151             0.00000000          656.94410383
      II-3A-2               0.00000000            0.00000000           3.12909160             0.00000000          656.94410408
      II-4A-1               0.00000000            0.00000000           2.94450184             0.00000000          620.70533763
      II-5A-1               0.00000000            0.00000000           3.45106210             0.00000000          720.72165134
      II-5A-2               0.00000000            0.00000000           3.45106197             0.00000000          720.72165116
      II-6A-1               0.00000000            0.00000000           3.48720481             0.00000000          713.10943471
      II-6A-2               0.00000000            0.00000000           3.48720469             0.00000000          713.10943448
      II-M-1                0.00000000            0.00000000           4.73235786             0.00000000          996.43233460
      II-M-2                0.00000000            0.00000000           4.73235751             0.00000000          996.43233424
      II-M-3                0.00000000            0.00000000           4.73235734             0.00000000          996.43233407
      II-M-4                0.00000000            0.00000000           4.73235743             0.00000000          996.43233416
      II-M-5                0.00000000            0.00000000           4.73235776             0.00000000          996.43233449
      II-B-1                0.00000000            0.00000000           4.73235724             0.00000000          996.43233398
      II-B-2                0.00000000            0.00000000           4.73235837             0.00000000          996.43233510
      II-B-3                0.00000000            0.00000000           4.73235807             0.00000000          996.43233481
      II-B-4                0.00000000            0.00000000           4.73235786             0.00000000          996.43233460
      II-B-5                0.00000000            0.00000000           4.73235763             0.00000000          996.43233436
      II-B-6                0.00000000            0.00000000           4.45482191             0.00000000          913.31380299
         R                  0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
        R-X                 0.00000000            0.00000000           0.00000000             0.00000000            0.00000000

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               30,083,083.74
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Servicer Advances                                                                                 1,119,610.90
     Gains & Subsequent Recoveries (Realized Losses)                                                   (545,198.39)
     Prepayment Penalties                                                                                 26,114.59
     Swap/Cap Payments                                                                                     6,150.52
Total Deposits                                                                                        30,689,761.36

Withdrawals
     Swap Payments                                                                                             0.00
     Reserve Funds and Credit Enhancements                                                                     0.00
     Reimbursement for Servicer Advances                                                               1,064,742.70
     Total Administration Fees                                                                           445,551.99
     Payment of Interest and Principal                                                                29,179,466.67
Total Withdrawals (Pool Distribution Amount)                                                          30,689,761.36

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    434,064.52
Additional Servicing Fee                                                                  9,538.57
Miscellaneous Fee                                                                         1,948.90
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               445,551.99

*Servicer Payees include: COUNTRYWIDE HOME LOANS SERVICING LP; EMC MORTGAGE CORPORATION; EVERHOME
MORTGAGE COMPANY; GREENPOINT MORTGAGE FUNDING, INC.; HARBOURSIDE MORTGAGE; HOMEBANC MORTGAGE
CORPORATION; NATIONAL CITY MORTGAGE CO.; PHH MORTGAGE CORPORATION; WELLS FARGO BANK, N.A.

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

                                       Reserve Fund                0.00            6,151.00          6,151.00               0.00
                                       Reserve Fund                0.00                0.00              0.00               0.00
                           Class XP Reserve Account              100.00                0.00              0.00             100.00

                                                           Hedge Funds

                                       Account Name                            Funds In (A)      Funds Out(B)  Net Amount(A - B)

              I-B-1 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
              I-B-2 Cap Contract - Wells Fargo Bank                                1,926.54              0.00           1,926.54
              I-B-3 Cap Contract - Wells Fargo Bank                                4,223.98              0.00           4,223.98
              I-M-1 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
              I-M-2 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
                I-A Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00

                                                          Collateral Statement

Group                                                                Group I                       Group II-1
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.906137                         6.071551
 Weighted Average Net Rate                                           6.555190                         5.793914
 Weighted Average Pass-Through Rate                                  6.547857                         5.765171
 Weighted Average Remaining Term                                          337                              337
 Principal And Interest Constant                                 2,400,360.76                       828,474.15
 Beginning Loan Count                                                   1,707                              502
 Loans Paid in Full                                                        39                                3
 Ending Loan Count                                                      1,668                              499
 Beginning Scheduled Balance                                   410,703,518.33                   160,021,519.57
 Ending Scheduled Balance                                      400,750,249.69                   159,497,147.10
 Actual Ending Collateral Balance                              400,841,514.33                   159,516,867.69
 Scheduled Principal                                                36,715.20                        18,825.19
 Unscheduled Principal                                           9,916,553.44                       505,547.28
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              2,363,645.56                       809,648.96
 Servicing Fees                                                    120,112.45                        37,023.14
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           2,509.70                         3,832.91
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    2,241,023.41                       768,792.91
 Realized Loss Amount                                              354,243.50                             0.00
 Cumulative Realized Loss                                        2,275,099.78                         6,698.09
 Percentage of Cumulative Losses                                       0.2929                           0.0026
 Prepayment Penalty Paid Amount                                     26,114.59                             0.00
 Prepayment Penalty Paid Count                                              6                                0
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                             Group II-2                       Group II-3
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.032656                         5.951737
 Weighted Average Net Rate                                           5.664866                         5.608755
 Weighted Average Pass-Through Rate                                  5.657656                         5.608755
 Weighted Average Remaining Term                                          337                              337
 Principal And Interest Constant                                 1,742,888.82                       621,207.46
 Beginning Loan Count                                                   1,787                              211
 Loans Paid in Full                                                        11                                3
 Ending Loan Count                                                      1,776                              208
 Beginning Scheduled Balance                                   339,890,965.71                   123,113,929.18
 Ending Scheduled Balance                                      337,560,641.09                   121,055,137.87
 Actual Ending Collateral Balance                              337,599,330.60                   121,065,346.87
 Scheduled Principal                                                34,184.45                        10,589.39
 Unscheduled Principal                                           2,296,140.17                     2,048,201.92
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              1,708,704.37                       610,618.07
 Servicing Fees                                                    104,173.67                        35,188.22
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           2,042.25                             0.00
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    1,602,488.45                       575,429.85
 Realized Loss Amount                                               51,842.52                         (108.23)
 Cumulative Realized Loss                                           91,916.74                         1,479.54
 Percentage of Cumulative Losses                                       0.0200                           0.0008
 Prepayment Penalty Paid Amount                                          0.00                             0.00
 Prepayment Penalty Paid Count                                              0                                0
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                             Group II-4                       Group II-5
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        5.892242                         5.991343
 Weighted Average Net Rate                                           5.591503                         5.686728
 Weighted Average Pass-Through Rate                                  5.580552                         5.679875
 Weighted Average Remaining Term                                          337                              337
 Principal And Interest Constant                                   728,655.43                       716,060.91
 Beginning Loan Count                                                     273                              407
 Loans Paid in Full                                                         6                                5
 Ending Loan Count                                                        267                              402
 Beginning Scheduled Balance                                   145,035,435.82                   139,990,313.48
 Ending Scheduled Balance                                      142,358,477.36                   138,486,950.73
 Actual Ending Collateral Balance                              142,375,207.96                   138,498,727.87
 Scheduled Principal                                                16,502.16                        17,119.20
 Unscheduled Principal                                           2,660,456.30                     1,486,243.55
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                                712,153.27                       698,941.71
 Servicing Fees                                                     36,348.26                        35,536.06
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           1,323.55                           799.42
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                      674,481.46                       662,606.23
 Realized Loss Amount                                              139,220.60                             0.00
 Cumulative Realized Loss                                          297,701.74                             0.00
 Percentage of Cumulative Losses                                       0.1363                           0.0000
 Prepayment Penalty Paid Amount                                          0.00                             0.00
 Prepayment Penalty Paid Count                                              0                                0
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                             Group II-6                            Total
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.071490                         6.242008
 Weighted Average Net Rate                                           5.816805                         5.922104
 Weighted Average Pass-Through Rate                                  5.813006                         5.913638
 Weighted Average Remaining Term                                          338                              337
 Principal And Interest Constant                                 1,588,983.20                     8,626,630.73
 Beginning Loan Count                                                     541                            5,428
 Loans Paid in Full                                                         3                               70
 Ending Loan Count                                                        538                            5,358
 Beginning Scheduled Balance                                   309,477,032.42                 1,628,232,714.51
 Ending Scheduled Balance                                      306,855,687.78                 1,606,564,291.62
 Actual Ending Collateral Balance                              306,877,011.01                 1,606,774,006.33
 Scheduled Principal                                                23,160.97                       157,096.56
 Unscheduled Principal                                           2,598,183.67                    21,511,326.33
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              1,565,822.23                     8,469,534.17
 Servicing Fees                                                     65,682.72                       434,064.52
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                             979.64                        11,487.47
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    1,499,159.87                     8,023,982.18
 Realized Loss Amount                                                    0.00                       545,198.39
 Cumulative Realized Loss                                          231,013.78                     2,903,909.67
 Percentage of Cumulative Losses                                       0.0553                           0.1163
 Prepayment Penalty Paid Amount                                          0.00                        26,114.59
 Prepayment Penalty Paid Count                                              0                                6
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                             0.00
 Overcollateralization Increase Amount                                      *                       227,954.10
 Overcollateralization Reduction Amount                                     *                             0.00
 Specified Overcollateralization Amount                                     *                     7,783,721.09
 Overcollateralization Amount                                               *                     7,155,392.29
 Overcollateralization Deficiency Amount                                    *                       628,328.80
 Base Overcollateralization Amount                                          *                             0.00
 Extra Principal Distribution Amount                                        *                       227,954.10
 Excess Cash Amount                                                         *                             0.00

* This data is currently not provided for reporting.

                                      Additional Reporting - Group Level
                                            Informational Reporting

        Group I
          Current Specified Enhancement %                                                  18.538739%
          Delinquency %                                                                    15.818681%
          Net Rate Cap                                                                      5.953291%

        Group II-1
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         88.230501%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    11.769499%

        Group II-2
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         89.909223%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    10.090777%

        Group II-3
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         89.311139%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    10.688861%

        Group II-4
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         88.862523%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    11.137477%

        Group II-5
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         90.083908%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                     9.916092%

        Group II-6
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         90.028486%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                     9.971514%

                                            Trigger Event Reporting

        Group I
          Stepdown Date                                                                            NO
          Trigger Event                                                                           YES
          Delinquency Trigger                                                                    Fail
          Cumulative Loss Trigger                                                                Pass
          Optional Termination Date                                                                NO

                               Delinquency Status - OTS Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  TOTAL
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        14                   0                   1                    15
                                 2,650,311.42         0.00                225,391.97           2,875,703.39

30 Days      95                  0                    0                   0                    95
             29,222,039.99       0.00                 0.00                0.00                 29,222,039.99

60 Days      50                  2                    1                   0                    53
             15,628,465.45       732,584.11           167,920.00          0.00                 16,528,969.56

90 Days      13                  2                    21                  0                    36
             3,858,929.58        567,929.24           4,437,167.89        0.00                 8,864,026.71

120 Days     4                   2                    34                  3                    43
             1,850,243.76        828,000.00           12,659,689.99       853,942.00           16,191,875.75

150 Days     2                   1                    13                  5                    21
             609,475.72          442,317.43           3,461,474.37        1,417,323.93         5,930,591.45

180+ Days    2                   12                   65                  154                  233
             813,600.00          2,906,040.32         24,840,978.67       46,278,977.50        74,839,596.49

Totals       166                 33                   134                 163                  496
             51,982,754.50       8,127,182.52         45,567,230.92       48,775,635.40        154,452,803.34

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        0.261292%            0.000000%           0.018664%            0.279955%
                                 0.164946%            0.000000%           0.014028%            0.178974%

30 Days      1.773050%           0.000000%            0.000000%           0.000000%            1.773050%
             1.818678%           0.000000%            0.000000%           0.000000%            1.818678%

60 Days      0.933184%           0.037327%            0.018664%           0.000000%            0.989175%
             0.972661%           0.045593%            0.010451%           0.000000%            1.028705%

90 Days      0.242628%           0.037327%            0.391937%           0.000000%            0.671892%
             0.240166%           0.035346%            0.276154%           0.000000%            0.551666%

120 Days     0.074655%           0.037327%            0.634565%           0.055991%            0.802538%
             0.115153%           0.051532%            0.787895%           0.053146%            1.007726%

150 Days     0.037327%           0.018664%            0.242628%           0.093318%            0.391937%
             0.037932%           0.027528%            0.215430%           0.088209%            0.369099%

180+ Days    0.037327%           0.223964%            1.213139%           2.874207%            4.348638%
             0.050636%           0.180862%            1.546016%           2.880242%            4.657755%

Totals       3.098171%           0.615901%            2.500933%           3.042180%            9.257186%
             3.235225%           0.505807%            2.835945%           3.035625%            9.612603%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                   1,119,610.90

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I - OTS                  No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           3                    0                   1                    4
                                                    207,954.13           0.00                225,391.97           433,346.10

30 Days                        54                   0                    0                   0                    54
                               14,597,348.90        0.00                 0.00                0.00                 14,597,348.90

60 Days                        27                   1                    1                   0                    29
                               7,853,139.19         173,053.83           167,920.00          0.00                 8,194,113.02

90 Days                        4                    1                    13                  0                    18
                               1,029,472.63         170,950.00           2,795,949.04        0.00                 3,996,371.67

120 Days                       1                    1                    17                  3                    22
                               92,000.00            560,000.00           6,663,212.73        853,942.00           8,169,154.73

150 Days                       0                    0                    8                   2                    10
                               0.00                 0.00                 1,945,669.51        276,118.49           2,221,788.00

180+ Days                      1                    6                    31                  109                  147
                               460,000.00           1,587,654.00         8,568,871.51        30,854,399.98        41,470,925.49

Totals                         87                   12                   70                  115                  284
                               24,031,960.72        2,699,611.96         20,141,622.79       32,209,852.44        79,083,047.91

0-29 Days                                           0.179856%            0.000000%           0.059952%            0.239808%
                                                    0.051879%            0.000000%           0.056230%            0.108109%

30 Days                        3.237410%            0.000000%            0.000000%           0.000000%            3.237410%
                               3.641676%            0.000000%            0.000000%           0.000000%            3.641676%

60 Days                        1.618705%            0.059952%            0.059952%           0.000000%            1.738609%
                               1.959163%            0.043173%            0.041892%           0.000000%            2.044228%

90 Days                        0.239808%            0.059952%            0.779376%           0.000000%            1.079137%
                               0.256828%            0.042648%            0.697520%           0.000000%            0.996995%

120 Days                       0.059952%            0.059952%            1.019185%           0.179856%            1.318945%
                               0.022952%            0.139706%            1.662306%           0.213037%            2.038001%

150 Days                       0.000000%            0.000000%            0.479616%           0.119904%            0.599520%
                               0.000000%            0.000000%            0.485396%           0.068885%            0.554281%

180+ Days                      0.059952%            0.359712%            1.858513%           6.534772%            8.812950%
                               0.114759%            0.396080%            2.137721%           7.697406%            10.345966%

Totals                         5.215827%            0.719424%            4.196643%           6.894484%            17.026379%
                               5.995377%            0.673486%            5.024835%           8.035558%            19.729256%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-1 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           2                    0                   0                    2
                                                    610,000.00           0.00                0.00                 610,000.00

30 Days                        9                    0                    0                   0                    9
                               2,421,371.11         0.00                 0.00                0.00                 2,421,371.11

60 Days                        2                    0                    0                   0                    2
                               667,981.00           0.00                 0.00                0.00                 667,981.00

90 Days                        1                    1                    0                   0                    2
                               232,000.00           396,979.24           0.00                0.00                 628,979.24

120 Days                       0                    0                    4                   0                    4
                               0.00                 0.00                 1,098,907.22        0.00                 1,098,907.22

150 Days                       1                    0                    0                   1                    2
                               137,475.72           0.00                 0.00                345,600.00           483,075.72

180+ Days                      0                    2                    7                   11                   20
                               0.00                 268,496.68           2,053,250.19        2,965,254.78         5,287,001.65

Totals                         13                   5                    11                  12                   41
                               3,458,827.83         1,275,475.92         3,152,157.41        3,310,854.78         11,197,315.94

0-29 Days                                           0.400802%            0.000000%           0.000000%            0.400802%
                                                    0.382405%            0.000000%           0.000000%            0.382405%

30 Days                        1.803607%            0.000000%            0.000000%           0.000000%            1.803607%
                               1.517940%            0.000000%            0.000000%           0.000000%            1.517940%

60 Days                        0.400802%            0.000000%            0.000000%           0.000000%            0.400802%
                               0.418753%            0.000000%            0.000000%           0.000000%            0.418753%

90 Days                        0.200401%            0.200401%            0.000000%           0.000000%            0.400802%
                               0.145439%            0.248863%            0.000000%           0.000000%            0.394303%

120 Days                       0.000000%            0.000000%            0.801603%           0.000000%            0.801603%
                               0.000000%            0.000000%            0.688897%           0.000000%            0.688897%

150 Days                       0.200401%            0.000000%            0.000000%           0.200401%            0.400802%
                               0.086183%            0.000000%            0.000000%           0.216654%            0.302837%

180+ Days                      0.000000%            0.400802%            1.402806%           2.204409%            4.008016%
                               0.000000%            0.168319%            1.287168%           1.858897%            3.314384%

Totals                         2.605210%            1.002004%            2.204409%           2.404810%            8.216433%
                               2.168315%            0.799587%            1.976065%           2.075552%            7.019518%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-2 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           7                    0                   0                    7
                                                    1,246,402.04         0.00                0.00                 1,246,402.04

30 Days                        17                   0                    0                   0                    17
                               3,529,662.36         0.00                 0.00                0.00                 3,529,662.36

60 Days                        12                   0                    0                   0                    12
                               2,350,032.39         0.00                 0.00                0.00                 2,350,032.39

90 Days                        4                    0                    8                   0                    12
                               727,494.94           0.00                 1,641,218.85        0.00                 2,368,713.79

120 Days                       1                    1                    8                   0                    10
                               143,844.76           268,000.00           1,500,602.81        0.00                 1,912,447.57

150 Days                       0                    0                    3                   0                    3
                               0.00                 0.00                 541,111.62          0.00                 541,111.62

180+ Days                      1                    3                    12                  16                   32
                               353,600.00           626,106.15           2,394,614.14        3,354,912.67         6,729,232.96

Totals                         35                   11                   31                  16                   93
                               7,104,634.45         2,140,508.19         6,077,547.42        3,354,912.67         18,677,602.73

0-29 Days                                           0.394144%            0.000000%           0.000000%            0.394144%
                                                    0.369196%            0.000000%           0.000000%            0.369196%

30 Days                        0.957207%            0.000000%            0.000000%           0.000000%            0.957207%
                               1.045518%            0.000000%            0.000000%           0.000000%            1.045518%

60 Days                        0.675676%            0.000000%            0.000000%           0.000000%            0.675676%
                               0.696101%            0.000000%            0.000000%           0.000000%            0.696101%

90 Days                        0.225225%            0.000000%            0.450450%           0.000000%            0.675676%
                               0.215491%            0.000000%            0.486144%           0.000000%            0.701635%

120 Days                       0.056306%            0.056306%            0.450450%           0.000000%            0.563063%
                               0.042608%            0.079384%            0.444492%           0.000000%            0.566484%

150 Days                       0.000000%            0.000000%            0.168919%           0.000000%            0.168919%
                               0.000000%            0.000000%            0.160282%           0.000000%            0.160282%

180+ Days                      0.056306%            0.168919%            0.675676%           0.900901%            1.801802%
                               0.104740%            0.185458%            0.709307%           0.993756%            1.993260%

Totals                         1.970721%            0.619369%            1.745495%           0.900901%            5.236486%
                               2.104458%            0.634038%            1.800225%           0.993756%            5.532476%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-3 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        4                    0                    0                   0                    4
                               2,507,163.55         0.00                 0.00                0.00                 2,507,163.55

60 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

90 Days                        1                    0                    0                   0                    1
                               580,000.00           0.00                 0.00                0.00                 580,000.00

120 Days                       1                    0                    1                   0                    2
                               614,400.00           0.00                 453,699.99          0.00                 1,068,099.99

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    7                   6                    13
                               0.00                 0.00                 6,659,964.83        3,276,782.83         9,936,747.66

Totals                         6                    0                    8                   6                    20
                               3,701,563.55         0.00                 7,113,664.82        3,276,782.83         14,092,011.20

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.923077%            0.000000%            0.000000%           0.000000%            1.923077%
                               2.070918%            0.000000%            0.000000%           0.000000%            2.070918%

60 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

90 Days                        0.480769%            0.000000%            0.000000%           0.000000%            0.480769%
                               0.479080%            0.000000%            0.000000%           0.000000%            0.479080%

120 Days                       0.480769%            0.000000%            0.480769%           0.000000%            0.961538%
                               0.507495%            0.000000%            0.374756%           0.000000%            0.882251%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            3.365385%           2.884615%            6.250000%
                               0.000000%            0.000000%            5.501132%           2.706623%            8.207755%

Totals                         2.884615%            0.000000%            3.846154%           2.884615%            9.615385%
                               3.057492%            0.000000%            5.875889%           2.706623%            11.640004%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-4 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        3                    0                    0                   0                    3
                               1,975,634.49         0.00                 0.00                0.00                 1,975,634.49

60 Days                        4                    1                    0                   0                    5
                               2,044,642.25         559,530.28           0.00                0.00                 2,604,172.53

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    1                    2                   2                    5
                               0.00                 442,317.43           974,693.24          795,605.44           2,212,616.11

180+ Days                      0                    0                    2                   5                    7
                               0.00                 0.00                 1,077,678.00        2,492,776.39         3,570,454.39

Totals                         7                    2                    4                   7                    20
                               4,020,276.74         1,001,847.71         2,052,371.24        3,288,381.83         10,362,877.52

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.123596%            0.000000%            0.000000%           0.000000%            1.123596%
                               1.387625%            0.000000%            0.000000%           0.000000%            1.387625%

60 Days                        1.498127%            0.374532%            0.000000%           0.000000%            1.872659%
                               1.436094%            0.392997%            0.000000%           0.000000%            1.829091%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.374532%            0.749064%           0.749064%            1.872659%
                               0.000000%            0.310670%            0.684595%           0.558809%            1.554074%

180+ Days                      0.000000%            0.000000%            0.749064%           1.872659%            2.621723%
                               0.000000%            0.000000%            0.756928%           1.750850%            2.507778%

Totals                         2.621723%            0.749064%            1.498127%           2.621723%            7.490637%
                               2.823720%            0.703667%            1.441523%           2.309659%            7.278569%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-5 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    271,999.05           0.00                0.00                 271,999.05

30 Days                        3                    0                    0                   0                    3
                               1,823,771.40         0.00                 0.00                0.00                 1,823,771.40

60 Days                        1                    0                    0                   0                    1
                               699,828.65           0.00                 0.00                0.00                 699,828.65

90 Days                        1                    0                    0                   0                    1
                               397,220.51           0.00                 0.00                0.00                 397,220.51

120 Days                       0                    0                    1                   0                    1
                               0.00                 0.00                 383,905.86          0.00                 383,905.86

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    1                    3                   1                    5
                               0.00                 423,783.49           1,801,600.00        532,000.00           2,757,383.49

Totals                         5                    2                    4                   1                    12
                               2,920,820.56         695,782.54           2,185,505.86        532,000.00           6,334,108.96

0-29 Days                                           0.248756%            0.000000%           0.000000%            0.248756%
                                                    0.196391%            0.000000%           0.000000%            0.196391%

30 Days                        0.746269%            0.000000%            0.000000%           0.000000%            0.746269%
                               1.316815%            0.000000%            0.000000%           0.000000%            1.316815%

60 Days                        0.248756%            0.000000%            0.000000%           0.000000%            0.248756%
                               0.505296%            0.000000%            0.000000%           0.000000%            0.505296%

90 Days                        0.248756%            0.000000%            0.000000%           0.000000%            0.248756%
                               0.286804%            0.000000%            0.000000%           0.000000%            0.286804%

120 Days                       0.000000%            0.000000%            0.248756%           0.000000%            0.248756%
                               0.000000%            0.000000%            0.277191%           0.000000%            0.277191%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.248756%            0.746269%           0.248756%            1.243781%
                               0.000000%            0.305984%            1.300806%           0.384119%            1.990909%

Totals                         1.243781%            0.497512%            0.995025%           0.248756%            2.985075%
                               2.108915%            0.502375%            1.577997%           0.384119%            4.573406%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-6 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    313,956.20           0.00                0.00                 313,956.20

30 Days                        5                    0                    0                   0                    5
                               2,367,088.18         0.00                 0.00                0.00                 2,367,088.18

60 Days                        4                    0                    0                   0                    4
                               2,012,841.97         0.00                 0.00                0.00                 2,012,841.97

90 Days                        2                    0                    0                   0                    2
                               892,741.50           0.00                 0.00                0.00                 892,741.50

120 Days                       1                    0                    3                   0                    4
                               999,999.00           0.00                 2,559,361.38        0.00                 3,559,360.38

150 Days                       1                    0                    0                   0                    1
                               472,000.00           0.00                 0.00                0.00                 472,000.00

180+ Days                      0                    0                    3                   6                    9
                               0.00                 0.00                 2,285,000.00        2,802,850.85         5,087,850.85

Totals                         13                   1                    6                   6                    26
                               6,744,670.65         313,956.20           4,844,361.38        2,802,850.85         14,705,839.08

0-29 Days                                           0.185874%            0.000000%           0.000000%            0.185874%
                                                    0.102307%            0.000000%           0.000000%            0.102307%

30 Days                        0.929368%            0.000000%            0.000000%           0.000000%            0.929368%
                               0.771348%            0.000000%            0.000000%           0.000000%            0.771348%

60 Days                        0.743494%            0.000000%            0.000000%           0.000000%            0.743494%
                               0.655912%            0.000000%            0.000000%           0.000000%            0.655912%

90 Days                        0.371747%            0.000000%            0.000000%           0.000000%            0.371747%
                               0.290912%            0.000000%            0.000000%           0.000000%            0.290912%

120 Days                       0.185874%            0.000000%            0.557621%           0.000000%            0.743494%
                               0.325863%            0.000000%            0.834002%           0.000000%            1.159865%

150 Days                       0.185874%            0.000000%            0.000000%           0.000000%            0.185874%
                               0.153808%            0.000000%            0.000000%           0.000000%            0.153808%

180+ Days                      0.000000%            0.000000%            0.557621%           1.115242%            1.672862%
                               0.000000%            0.000000%            0.744598%           0.913347%            1.657945%

Totals                         2.416357%            0.185874%            1.115242%           1.115242%            4.832714%
                               2.197842%            0.102307%            1.578600%           0.913347%            4.792095%

Please refer to CTSLink.com for a list of delinquency code descriptions

                       180+ Delinquency Summary

                                Summary                                                        Group I

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            27       10,187,101.80            0.634               13       3,943,125.09            0.984
    210  -      239            28        8,819,782.67            0.549               18       4,728,548.88            1.180
    240  -      269            20        6,470,857.28            0.403               14       4,581,973.79            1.143
    270  -      299            23        7,181,958.24            0.447               15       3,564,318.07            0.889
    300  -      329            19        5,856,707.29            0.365               12       3,727,651.10            0.930
    330  -      359            20        6,024,989.41            0.375               14       4,374,808.91            1.091
    360  -      389            16        6,614,680.15            0.412                7       2,247,498.63            0.561
    390  -      419            17        4,413,573.77            0.275               11       2,713,050.89            0.677
    420  -      449            20        6,814,967.07            0.424               12       4,075,644.57            1.017
    450  -      479             7        2,228,665.81            0.139                4       1,216,665.81            0.304
    480  -      509             9        2,093,184.75            0.130                6       1,247,376.72            0.311
    510  -      539             8        2,726,590.05            0.170                6       1,159,590.05            0.289
    540  -      569             4        1,193,600.00            0.074                3         446,400.00            0.111
    570  -      599             6        1,684,539.16            0.105                5       1,497,473.94            0.374
    600  -      629             2          474,006.04            0.030                1         120,406.04            0.030
    630  -      659             5        1,487,200.00            0.093                4       1,259,200.00            0.314
    660  -      689             2          567,193.00            0.035                2         567,193.00            0.142
              Total           233       74,839,596.49            4.660              147      41,470,925.49           10.347

                 180+ Delinquency Summary (continued)

                              Group II-1                                                      Group II-2

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             2          599,942.84            0.376                  4       526,266.21            0.156
    210  -      239             3          770,661.53            0.483                  4       920,572.26            0.273
    240  -      269             2          312,000.00            0.196                  1       204,250.00            0.061
    270  -      299             2          496,974.94            0.312                  3       721,665.23            0.214
    300  -      329             2          364,001.58            0.228                  4       627,758.41            0.186
    330  -      359             1          220,000.00            0.138                  3       549,292.50            0.163
    360  -      389             2          735,200.00            0.461                  2       540,739.33            0.160
    390  -      419             2          484,600.00            0.304                  2       352,722.88            0.104
    420  -      449             2          860,713.65            0.540                  4       986,400.00            0.292
    450  -      479             0                0.00            0.000                  1       128,000.00            0.038
    480  -      509             1          255,841.89            0.160                  2       589,966.14            0.175
    510  -      539             0                0.00            0.000                  0             0.00            0.000
    540  -      569             0                0.00            0.000                  0             0.00            0.000
    570  -      599             1          187,065.22            0.117                  0             0.00            0.000
    600  -      629             0                0.00            0.000                  1       353,600.00            0.105
    630  -      659             0                0.00            0.000                  1       228,000.00            0.068
    660  -      689             0                0.00            0.000                  0             0.00            0.000
              Total            20        5,287,001.65            3.315                 32     6,729,232.96            1.995

                 180+ Delinquency Summary (continued)

                              Group II-3                                                      Group II-4

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             4        2,949,911.97            2.437                  2       862,255.69            0.606
    210  -      239             0                0.00            0.000                  0             0.00            0.000
    240  -      269             0                0.00            0.000                  0             0.00            0.000
    270  -      299             2        1,755,000.00            1.450                  1       644,000.00            0.452
    300  -      329             1        1,137,296.20            0.939                  0             0.00            0.000
    330  -      359             0                0.00            0.000                  1       504,088.00            0.354
    360  -      389             3        2,270,339.49            1.875                  1       380,910.70            0.268
    390  -      419             1          431,200.00            0.356                  1       432,000.00            0.303
    420  -      449             0                0.00            0.000                  0             0.00            0.000
    450  -      479             1          476,000.00            0.393                  0             0.00            0.000
    480  -      509             0                0.00            0.000                  0             0.00            0.000
    510  -      539             1          917,000.00            0.757                  0             0.00            0.000
    540  -      569             0                0.00            0.000                  1       747,200.00            0.525
    570  -      599             0                0.00            0.000                  0             0.00            0.000
    600  -      629             0                0.00            0.000                  0             0.00            0.000
    630  -      659             0                0.00            0.000                  0             0.00            0.000
    660  -      689             0                0.00            0.000                  0             0.00            0.000
              Total            13        9,936,747.66            8.207                  7     3,570,454.39            2.508

                 180+ Delinquency Summary (continued)

                              Group II-5                                                      Group II-6

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             1          393,600.00            0.284                1         912,000.00            0.297
    210  -      239             1        1,000,000.00            0.722                2       1,400,000.00            0.456
    240  -      269             1          423,783.49            0.306                2         948,850.00            0.309
    270  -      299             0                0.00            0.000                0               0.00            0.000
    300  -      329             0                0.00            0.000                0               0.00            0.000
    330  -      359             0                0.00            0.000                1         376,800.00            0.123
    360  -      389             0                0.00            0.000                1         439,992.00            0.143
    390  -      419             0                0.00            0.000                0               0.00            0.000
    420  -      449             1          532,000.00            0.384                1         360,208.85            0.117
    450  -      479             1          408,000.00            0.295                0               0.00            0.000
    480  -      509             0                0.00            0.000                0               0.00            0.000
    510  -      539             0                0.00            0.000                1         650,000.00            0.212
    540  -      569             0                0.00            0.000                0               0.00            0.000
    570  -      599             0                0.00            0.000                0               0.00            0.000
    600  -      629             0                0.00            0.000                0               0.00            0.000
    630  -      659             0                0.00            0.000                0               0.00            0.000
    660  -      689             0                0.00            0.000                0               0.00            0.000
              Total             5        2,757,383.49            1.991                9       5,087,850.85            1.657

This report includes all loans greater than 180 days delinquent regardless of status (REO, Foreclosure, Bankruptcy).

                REO Detail - All Mortgage Loans in REO during Current Period

 Summary                                                             12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                             20                   Sep-06            0.202%
     Original Principal Balance     6,812,298.00                   Oct-06            0.364%
     Current Actual Balance         6,803,676.87                   Nov-06            0.405%
                                                                   Dec-06            0.459%
 Current REO Total                                                 Jan-07            0.868%
     Loans in REO                            163                   Feb-07            1.520%
     Original Principal Balance    48,826,425.00                   Mar-07            1.922%
     Current Actual Balance        48,775,635.40                   Apr-07            2.327%
                                                                   May-07            2.492%
                                                                   Jun-07            2.752%
                                                                   Jul-07            2.846%
                                                                   Aug-07            3.036%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I                                                             12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                             12                   Sep-06            0.430%
     Original Principal Balance     3,780,492.00                   Oct-06            0.973%
     Current Actual Balance         3,778,589.48                   Nov-06            1.051%
                                                                   Dec-06            1.161%
 Current REO Total                                                 Jan-07            2.293%
     Loans in REO                            115                   Feb-07            4.014%
     Original Principal Balance    32,246,633.00                   Mar-07            4.869%
     Current Actual Balance        32,209,852.44                   Apr-07            5.728%
                                                                   May-07            6.293%
                                                                   Jun-07            7.472%
                                                                   Jul-07            7.755%
                                                                   Aug-07            8.036%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              1                   Sep-06            0.206%
     Original Principal Balance       320,000.00                   Oct-06            0.210%
     Current Actual Balance           319,781.53                   Nov-06            0.218%
                                                                   Dec-06            0.383%
 Current REO Total                                                 Jan-07            0.715%
     Loans in REO                             12                   Feb-07            0.757%
     Original Principal Balance     3,314,060.00                   Mar-07            1.293%
     Current Actual Balance         3,310,854.78                   Apr-07            1.447%
                                                                   May-07            1.406%
                                                                   Jun-07            1.674%
                                                                   Jul-07            1.969%
                                                                   Aug-07            2.076%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              2                   Sep-06            0.058%
     Original Principal Balance       478,200.00                   Oct-06            0.135%
     Current Actual Balance           472,295.34                   Nov-06            0.137%
                                                                   Dec-06            0.180%
 Current REO Total                                                 Jan-07            0.427%
     Loans in REO                             16                   Feb-07            0.632%
     Original Principal Balance     3,364,366.00                   Mar-07            0.702%
     Current Actual Balance         3,354,912.67                   Apr-07            0.897%
                                                                   May-07            0.978%
                                                                   Jun-07            0.995%
                                                                   Jul-07            0.848%
                                                                   Aug-07            0.994%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              1                   Sep-06            0.000%
     Original Principal Balance       446,406.00                   Oct-06            0.000%
     Current Actual Balance           446,182.83                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current REO Total                                                 Jan-07            0.348%
     Loans in REO                              6                   Feb-07            0.675%
     Original Principal Balance     3,277,006.00                   Mar-07            0.688%
     Current Actual Balance         3,276,782.83                   Apr-07            1.399%
                                                                   May-07            1.405%
                                                                   Jun-07            1.410%
                                                                   Jul-07            2.299%
                                                                   Aug-07            2.707%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              2                   Sep-06            0.229%
     Original Principal Balance       811,200.00                   Oct-06            0.231%
     Current Actual Balance           810,977.69                   Nov-06            0.470%
                                                                   Dec-06            0.480%
 Current REO Total                                                 Jan-07            0.485%
     Loans in REO                              7                   Feb-07            1.047%
     Original Principal Balance     3,289,088.00                   Mar-07            1.542%
     Current Actual Balance         3,288,381.83                   Apr-07            2.146%
                                                                   May-07            1.909%
                                                                   Jun-07            1.938%
                                                                   Jul-07            2.248%
                                                                   Aug-07            2.310%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-5                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              0                   Sep-06            0.000%
     Original Principal Balance             0.00                   Oct-06            0.000%
     Current Actual Balance                 0.00                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current REO Total                                                 Jan-07            0.000%
     Loans in REO                              1                   Feb-07            0.000%
     Original Principal Balance       532,000.00                   Mar-07            0.281%
     Current Actual Balance           532,000.00                   Apr-07            0.284%
                                                                   May-07            0.654%
                                                                   Jun-07            0.376%
                                                                   Jul-07            0.380%
                                                                   Aug-07            0.384%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-6                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              2                   Sep-06            0.179%
     Original Principal Balance       976,000.00                   Oct-06            0.180%
     Current Actual Balance           975,850.00                   Nov-06            0.184%
                                                                   Dec-06            0.187%
 Current REO Total                                                 Jan-07            0.190%
     Loans in REO                              6                   Feb-07            0.647%
     Original Principal Balance     2,803,272.00                   Mar-07            0.876%
     Current Actual Balance         2,802,850.85                   Apr-07            1.023%
                                                                   May-07            1.047%
                                                                   Jun-07            0.853%
                                                                   Jul-07            0.590%
                                                                   Aug-07            0.913%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

                    REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan           First                                             Original
                               Loan          Entered         Payment                            LTV at          Principal
        Group                Number              REO            Date          State        Origination            Balance

       Group I           0000055552         Jul-2007     01-Oct-2005             CO              80.00         164,800.00
       Group I           0000061845         Jan-2007     01-Sep-2005             MO              80.00         188,000.00
       Group I           0000062524         Aug-2007     01-Sep-2005             MO              80.00         188,000.00
       Group I           0000140538         May-2007     01-Sep-2005             VA              80.00         340,000.00
       Group I           0000140863         Aug-2007     01-Sep-2005             VA              80.00         316,000.00
       Group I           0000302515         Apr-2007     01-Aug-2005             FL              80.00         680,000.00
       Group I           0000303133         Jan-2007     01-Sep-2005             AL              80.00         215,920.00
       Group I           0000303599         Jun-2007     01-Sep-2005             GA              80.00          95,150.00
       Group I           0000304079         Jun-2007     01-Sep-2005             GA              80.00          80,800.00
       Group I           0000426781         Jun-2007     01-Sep-2005             OH              80.00          68,000.00
       Group I           0000807723         Jun-2007     01-Oct-2005             GA              80.00         148,000.00
       Group I           0000807791         Jan-2007     01-Oct-2005             MO              65.00         152,750.00
       Group I           0000820539         Jun-2007     01-Oct-2005             NV              80.00         252,000.00
       Group I           0001009529         Mar-2007     01-Sep-2005             CO              80.00         152,000.00
       Group I           0002364465         Aug-2007     01-Sep-2005             VA              80.00         444,592.00
       Group I           0002365896         Jun-2007     01-Oct-2005             OH              80.00         225,600.00
       Group I           0002366126         Jul-2007     01-Oct-2005             VA              80.00         128,560.00
       Group I           0002381430         Apr-2007     01-Oct-2005             GA              80.00          81,558.00
       Group I           0002381532         Aug-2007     01-Sep-2005             NC              80.00         225,600.00
       Group I           0002382271         Jun-2007     01-Oct-2005             GA              80.00         184,000.00
       Group I           0002382296         Jul-2006     01-Sep-2005             MI              80.00         120,600.00
       Group I           0002382643         May-2007     01-Oct-2005             GA              80.00         136,000.00
       Group I           0002384371         Mar-2007     01-Jul-2005             NJ              80.00         488,040.00
       Group I           0002385234         Jul-2007     01-Oct-2005             CA              80.00         230,560.00
       Group I           0002386028         Jul-2007     01-Sep-2005             CA              75.00         390,675.00
       Group I           0002387178         Feb-2007     01-Oct-2005             CA              80.00         555,401.00
       Group I           0002388888         Jun-2007     01-Oct-2005             GA              80.00         112,000.00
       Group I           0002904183         Aug-2007     01-Sep-2005             CA              80.00         556,000.00
       Group I           0005001992         Aug-2007     01-Sep-2005             CA              75.00         525,000.00
       Group I           0005002041         Feb-2007     01-Sep-2005             CA              80.00         585,600.00
       Group I           0005073361         Oct-2006     01-Sep-2005             CO              80.00         227,200.00
       Group I           0010008341         Jun-2007     01-Oct-2005             CO              80.00         112,000.00
       Group I           0010529055         Apr-2007     01-Jun-2005             FL              80.00         412,000.00
       Group I           0010846848         Aug-2007     01-Aug-2005             AZ              70.00         154,350.00
       Group I           0011667532         Jan-2007     01-Sep-2005             GA              80.00          82,320.00
       Group I           0011668308         Jan-2007     01-Oct-2005             GA              80.00          67,200.00
       Group I           0011670288         Jun-2007     01-Oct-2005             GA              80.00         136,800.00
       Group I           0011671328         Apr-2007     01-Sep-2005             MO              65.00         975,000.00
       Group I           0011682986         Jan-2007     01-Sep-2005             TX              80.00         168,000.00
       Group I           0011704590         Jun-2007     01-Sep-2005             VA              80.00         560,000.00
       Group I           0011714581         Jul-2007     01-Sep-2005             CO              74.29         650,000.00
       Group I           0011718053         May-2007     01-Oct-2005             VA              79.98         687,700.00
       Group I           0011734886         Jun-2007     01-Oct-2005             AZ              80.00         900,000.00
       Group I           0011845989         Jan-2007     01-Oct-2005             VA              80.00         399,700.00
       Group I           0011858610         Jul-2007     01-Oct-2005             NJ              80.00         308,800.00
       Group I           0011873585         Aug-2007     01-Jul-2005             MN              80.00         147,600.00
       Group I           0011873791         Feb-2007     01-Aug-2005             MN              80.00         252,000.00
       Group I           0011874021         Jan-2007     01-Aug-2005             MN              80.00         217,600.00
       Group I           0011874427         Jul-2007     01-Jul-2005             IL              80.00         239,200.00
       Group I           0011874831         Apr-2007     01-Oct-2005             GA              80.00         128,000.00
       Group I           0011880937         Jan-2007     01-Aug-2005             MN              80.00         220,800.00
       Group I           0011880994         Jan-2007     01-Aug-2005             MN              80.00         180,000.00
       Group I           0011881067         Feb-2007     01-Aug-2005             MN              80.00         120,800.00
       Group I           0011881158         Oct-2006     01-Aug-2005             MN              80.00         137,600.00
       Group I           0011884665         Jun-2007     01-Oct-2005             NJ              80.00         204,000.00
       Group I           0012051013         Apr-2007     01-Sep-2005             CA              80.00         673,600.00
       Group I           0012175113         Feb-2007     01-Aug-2005             CT             100.00         630,000.00
       Group I           0012175220         Feb-2007     01-Aug-2005             CT              95.00         300,200.00
       Group I           0012175386         Jun-2007     01-Jul-2005             MA              80.00         476,000.00
       Group I           0015038789         Apr-2007     01-Sep-2005             AZ              80.00         225,600.00
       Group I           0015039495         Jul-2007     01-Oct-2005             AZ              80.00         188,000.00
       Group I           0015400217         Mar-2007     01-Oct-2005             AZ              80.00         250,360.00
       Group I           0015400235         Jan-2007     01-Oct-2005             AZ              80.00         280,000.00
       Group I           0015400237         Mar-2007     01-Oct-2005             AZ              80.00         277,600.00
       Group I           0018910356         Jul-2007     01-Oct-2005             VA              80.00         351,120.00
       Group I           0021042560         Feb-2007     01-Sep-2005             NV              80.00         250,800.00
       Group I           0021042767         Mar-2007     01-Sep-2005             NV              80.00         340,000.00
       Group I           0021100813         Dec-2006     01-Aug-2005             CA              80.00         472,000.00
       Group I           0021100938         Aug-2007     01-Sep-2005             OH              80.00         644,000.00
       Group I           0021101041         Jan-2007     01-Oct-2005             GA              80.00         176,000.00
       Group I           0022688683         Jun-2006     01-May-2005             GA             100.00         340,000.00
       Group I           0025060356         Feb-2007     01-Sep-2005             MA              80.00         335,200.00
       Group I           0025070149         Aug-2007     01-Sep-2005             MA              79.52         338,000.00
       Group I           0025070271         Jun-2007     01-Sep-2005             GA              80.00         131,200.00
       Group I           0025070300         Aug-2007     01-Sep-2005             MO              74.98          93,350.00
       Group I           0025070306         Mar-2007     01-Oct-2005             MN              80.00         206,400.00
       Group I           0025070349         May-2007     01-Sep-2005             MI              80.00         105,600.00
       Group I           0025080000         Jun-2007     01-Oct-2005             AZ              79.98         171,900.00
       Group I           0025080050         Feb-2007     01-Oct-2005             MN              80.00         365,600.00
       Group I           0025080055         Jun-2006     01-Oct-2005             MN              80.00         351,200.00
       Group I           0025080094         Jun-2007     01-Oct-2005             NV              80.00         311,200.00
       Group I           0050050036         Mar-2007     01-Sep-2005             TX              80.00         100,000.00
       Group I           0051122479         Jun-2007     01-Sep-2005             VA              80.00         288,000.00
       Group I           0053912069         Oct-2006     01-Aug-2005             VA              80.00         306,400.00
       Group I           0053963401         Mar-2007     01-Aug-2005             GA              80.00         105,600.00
       Group I           0054108931         Jan-2007     01-Aug-2005             GA              80.00          92,000.00
       Group I           0054800624         May-2007     01-Oct-2005             OH              80.00          52,800.00
       Group I           0060512925         Mar-2007     01-Jul-2005             CA              80.00         768,000.00
       Group I           0060513521         May-2007     01-Oct-2005             CA              80.00         328,000.00
       Group I           0087423737         Jun-2006     01-Oct-2005             MI              80.00         196,000.00
       Group I           0087425526         Jul-2007     01-Oct-2005             CA              80.00         448,000.00
       Group I           0087676102         Feb-2007     01-Oct-2005             VA              80.00         112,000.00
       Group I           0087737771         Jul-2007     01-Oct-2005             CA              79.98         510,250.00
       Group I           0090147264         Jun-2007     01-Aug-2005             TX              74.84         123,500.00
       Group I           0112306919         Dec-2006     01-Oct-2005             CA              80.00         360,000.00
       Group I           0113247103         Jun-2007     01-Oct-2005             VA              80.00         519,900.00
       Group I           0224301155         Feb-2007     01-Sep-2005             AZ              80.00         472,000.00
       Group I           0600006673         Jun-2007     01-Sep-2005             TX              80.00         136,800.00
       Group I           1050505010         Apr-2007     01-Aug-2005             NV              70.00         402,500.00
       Group I           1050720005         Jun-2007     01-Oct-2005             CA              70.00         350,000.00
       Group I           1674944309         May-2007     01-Sep-2005             MI              60.00          75,600.00
       Group I           2300743912         Jan-2007     01-Oct-2005             TX              75.00         356,250.00
       Group I           2300873612         Apr-2007     01-Oct-2005             AZ              80.00         213,600.00
       Group I           2300896112         Jun-2007     01-Oct-2005             CO              80.00          95,200.00
       Group I           5001000659         May-2007     01-Sep-2005             NV              77.59         238,232.00
       Group I           5001000661         Jul-2007     01-Sep-2005             NV              80.00         263,840.00
       Group I           5001001073         Jun-2007     01-Oct-2005             MN              70.00         164,500.00
       Group I           5001001162         Aug-2007     01-Oct-2005             MN              80.00         148,000.00
       Group I           5001001192         Jan-2007     01-Sep-2005             FL              80.00         236,000.00
       Group I           5001001280         Feb-2007     01-Oct-2005             CO              75.00          81,750.00
       Group I           5001001282         Feb-2007     01-Oct-2005             CO              75.00          85,125.00
       Group I           5002001181         Jul-2007     01-Oct-2005             CA              70.00         230,300.00
       Group I           9815071903         Mar-2007     01-Oct-2005             GA              80.00          97,680.00
       Group I           9815080302         Feb-2007     01-Oct-2005             GA              80.00         108,000.00
       Group I           9815081501         Mar-2007     01-Oct-2005             GA              80.00         176,000.00
      Group II-1         0001008802         Jul-2007     01-Oct-2005             VA              80.00         345,600.00
      Group II-1         0002291785         Jul-2007     01-Oct-2005             CA              80.00         208,000.00
      Group II-1         0002385640         Jun-2007     01-Oct-2005             CA              80.00         152,000.00
      Group II-1         0003673479         May-2007     01-Aug-2005             MA              80.00         285,360.00
      Group II-1         0004128042         Jun-2007     01-Aug-2005             MA              80.00         256,000.00
      Group II-1         0011675246         Apr-2007     01-Sep-2005             CA              80.00         220,000.00
      Group II-1         0087595542         Mar-2007     01-Sep-2005             CA              80.00         393,600.00
      Group II-1         0087632576         Aug-2007     01-Oct-2005             CA              80.00         320,000.00
      Group II-1         0087651816         Mar-2007     01-Oct-2005             CA              80.00         341,600.00
      Group II-1         0087709325         Aug-2006     01-Oct-2005             VA              79.97         255,900.00
      Group II-1         0087753125         Dec-2006     01-Oct-2005             VA              80.00         286,400.00
      Group II-1         2600711257         Feb-2007     01-Jul-2005             AZ              80.00         249,600.00
      Group II-2         0001008291         Aug-2007     01-Sep-2005             VA              71.27         335,000.00
      Group II-2         0001009628         Apr-2007     01-Oct-2005             CO              80.00         238,400.00
      Group II-2         0002382757         Mar-2007     01-Sep-2005             AZ              80.00         166,400.00
      Group II-2         0002383893         Feb-2007     01-Sep-2005             CA              80.00         278,400.00
      Group II-2         0003037590         Jun-2007     01-Sep-2005             GA              80.00         124,716.00
      Group II-2         0011873510         Apr-2007     01-Jul-2005             MN              80.00         146,400.00
      Group II-2         0011873932         Jan-2007     01-Aug-2005             MN              80.00         244,000.00
      Group II-2         0011874336         Jan-2007     01-Aug-2005             MN              80.00         128,000.00
      Group II-2         0011880929         May-2007     01-Aug-2005             MN              80.00         232,000.00
      Group II-2         0011881117         Jun-2006     01-Sep-2005             MN              80.00         228,000.00
      Group II-2         0025070210         Aug-2007     01-Sep-2005             IL              80.00         143,200.00
      Group II-2         0054118757         Apr-2007     01-Aug-2005             NV              80.00         316,800.00
      Group II-2         0079953063         Apr-2007     01-Sep-2005             CO              80.00         198,400.00
      Group II-2         3954842801         Jun-2007     01-Sep-2005             MN              80.00         201,600.00
      Group II-2         4415004455         Jan-2007     01-Aug-2005             MO              80.00         232,000.00
      Group II-2         7275463554         Dec-2006     01-Sep-2005             MI              95.00         151,050.00
      Group II-3         0002379207         Jan-2007     01-Sep-2005             CA              80.00         476,000.00
      Group II-3         0005001693         Apr-2007     01-Jul-2005             CA              70.00         917,000.00
      Group II-3         0011354529         Jul-2007     01-Aug-2005             CA              80.00         526,400.00
      Group II-3         0021040933         Feb-2007     01-Aug-2005             CA              80.00         431,200.00
      Group II-3         0060513127         Aug-2007     01-Aug-2005             CA              80.00         446,406.00
      Group II-3         0112516318         Jul-2007     01-Oct-2005             CA              80.00         480,000.00
      Group II-4         0006805638         Apr-2007     01-Sep-2005             CA              80.00         504,088.00
      Group II-4         0011207982         Aug-2007     01-Aug-2005             MD              80.00         428,800.00
      Group II-4         0111531137         Feb-2007     01-Oct-2005             VA              80.00         432,000.00
      Group II-4         0112456470         Aug-2007     01-Oct-2005             VA              80.00         382,400.00
      Group II-4         0205880815         Jul-2007     01-Jul-2005             VA              80.00         413,600.00
      Group II-4         1130021450         Jan-2007     01-Aug-2005             VA              77.91         381,000.00
      Group II-4         3030038316         Mar-2007     01-Aug-2005             CO              80.00         747,200.00
      Group II-5         0111027694         May-2007     01-Oct-2005             IL              80.00         532,000.00
      Group II-6         0100487292         Apr-2007     01-Oct-2005             CA              80.00         439,992.00
      Group II-6         0101496515         Feb-2007     01-Sep-2005             CA              78.41         650,000.00
      Group II-6         0101645882         May-2007     01-Oct-2005             CA              80.00         376,800.00
      Group II-6         0102215514         Aug-2007     01-Sep-2005             CA              80.00         576,000.00
      Group II-6         0110925788         Mar-2007     01-Oct-2005             CA              80.00         360,480.00
      Group II-6         0112127003         Aug-2007     01-Oct-2005             CA              80.00         400,000.00

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                             Current           Paid                           Current        Approximate
                              Loan            Actual             To         Months               Loan         Delinquent
       Group                Number           Balance           Date     Delinquent               Rate           Interest

      Group I           0000055552        164,800.00    01-Oct-2006              8             6.875%           8,926.70
      Group I           0000061845        186,312.16    01-Jul-2006             11             7.250%          13,805.02
      Group I           0000062524        187,986.76    01-Jul-2006             11             7.125%          13,746.46
      Group I           0000140538        340,000.00    01-Nov-2006              7             6.750%          16,256.25
      Group I           0000140863        316,000.00    01-Feb-2007              4             6.625%           9,874.98
      Group I           0000302515        680,000.00    01-Apr-2006             14             7.250%          62,333.28
      Group I           0000303133        215,920.00    01-Apr-2006             14             7.375%          20,152.48
      Group I           0000303599         95,150.00    01-Dec-2006              6             7.375%           4,440.40
      Group I           0000304079         80,800.00    01-Nov-2006              7             7.625%           4,393.53
      Group I           0000426781         68,000.00    01-Feb-2006             16             7.500%           7,267.50
      Group I           0000807723        147,991.66    01-Nov-2006              7             7.625%           8,046.99
      Group I           0000807791        152,750.00    01-Jul-2006             11             7.250%          11,376.69
      Group I           0000820539        252,000.00    01-Sep-2006              9             7.750%          17,036.25
      Group I           0001009529        151,832.81    01-May-2006             13             7.375%          13,285.49
      Group I           0002364465        444,592.00    01-Feb-2007              4             6.625%          13,893.48
      Group I           0002365896        225,600.00    01-Apr-2006             14             7.375%          21,055.76
      Group I           0002366126        128,560.00    01-Jan-2007              5             7.000%           4,968.25
      Group I           0002381430         81,558.00    01-Sep-2006              9             7.250%           5,139.86
      Group I           0002381532        225,391.97    01-Jul-2007              0             6.750%           2,394.79
      Group I           0002382271        184,000.00    01-Jan-2006             17             7.250%          20,029.23
      Group I           0002382296        120,406.04    01-Oct-2005             20             7.125%          14,768.25
      Group I           0002382643        136,000.00    01-Jul-2006             11             7.500%          10,497.50
      Group I           0002384371        488,037.74    01-Apr-2006             14             7.125%          43,923.36
      Group I           0002385234        230,501.55    01-Oct-2006              8             7.125%          12,965.70
      Group I           0002386028        390,675.00    01-Sep-2006              9             7.000%          23,725.35
      Group I           0002387178        555,401.00    01-May-2006             13             7.500%          49,465.50
      Group I           0002388888        111,992.48    01-Nov-2006              7             6.875%           5,459.58
      Group I           0002904183        556,000.00    01-Jul-2006             11             7.250%          41,410.46
      Group I           0005001992        524,999.96    01-Dec-2006              6             7.375%          24,500.00
      Group I           0005002041        585,600.00    01-Feb-2006             16             7.000%          58,194.00
      Group I           0005073361        227,200.00    01-Aug-2005             22             6.875%          28,305.41
      Group I           0010008341        111,944.16    01-Sep-2006              9             6.875%           6,670.07
      Group I           0010529055        411,711.24    01-Jun-2006             12             6.625%          30,020.62
      Group I           0010846848        154,350.00    01-Aug-2006             10             6.750%           9,839.88
      Group I           0011667532         82,320.00    01-Feb-2006             16             6.625%           7,717.50
      Group I           0011668308         67,200.00    01-Feb-2006             16             6.625%           6,300.00
      Group I           0011670288        136,800.00    01-Feb-2006             16             6.875%          13,338.00
      Group I           0011671328        964,358.10    01-Aug-2006             10             6.625%          59,950.63
      Group I           0011682986        168,000.00    01-Dec-2005             18             7.125%          18,900.00
      Group I           0011704590        560,000.00    01-Jul-2006             11             6.625%          37,916.71
      Group I           0011714581        650,000.00    01-Sep-2006              9             7.250%          40,963.45
      Group I           0011718053        687,699.99    01-Nov-2006              7             7.375%          36,104.22
      Group I           0011734886        900,000.00    01-Oct-2006              8             6.625%          46,875.00
      Group I           0011845989        399,700.00    01-Jul-2006             11             7.250%          29,769.22
      Group I           0011858610        307,456.72    01-Feb-2006             16             7.375%          32,283.00
      Group I           0011873585        147,558.49    01-Jan-2007              5             6.750%           5,487.37
      Group I           0011873791        252,000.00    01-Jun-2006             12             6.625%          18,375.00
      Group I           0011874021        217,600.00    01-May-2006             13             7.250%          18,700.05
      Group I           0011874427        238,232.17    01-Nov-2005             19             7.125%          27,902.81
      Group I           0011874831        127,980.29    01-Sep-2006              9             7.625%           8,505.42
      Group I           0011880937        220,800.00    01-Jan-2006             17             7.125%          23,598.00
      Group I           0011880994        180,000.00    01-May-2006             13             6.625%          14,062.50
      Group I           0011881067        120,800.00    01-Jan-2006             17             7.000%          12,671.48
      Group I           0011881158        137,311.00    01-Nov-2005             19             7.125%          16,219.77
      Group I           0011884665        203,487.39    01-Jun-2006             12             7.625%          16,356.74
      Group I           0012051013        673,600.00    01-Jul-2006             11             6.625%          45,608.29
      Group I           0012175113        625,893.19    01-Apr-2006             14             7.750%          61,187.98
      Group I           0012175220        298,291.05    01-Apr-2006             14             7.875%          29,659.61
      Group I           0012175386        469,548.27    01-Sep-2006              9             6.875%          27,844.86
      Group I           0015038789        225,600.00    01-Aug-2006             10             6.750%          14,382.00
      Group I           0015039495        187,980.00    01-Sep-2006              9             7.000%          11,415.91
      Group I           0015400217        250,360.00    01-Jul-2006             11             6.625%          16,951.48
      Group I           0015400235        280,000.00    01-Apr-2006             14             6.625%          23,333.28
      Group I           0015400237        277,600.00    01-Apr-2006             14             6.625%          23,133.28
      Group I           0018910356        351,120.00    01-Dec-2006              6             7.500%          16,678.16
      Group I           0021042560        250,800.00    01-Mar-2006             15             7.000%          23,538.54
      Group I           0021042767        340,000.00    01-Jun-2006             12             6.750%          25,287.50
      Group I           0021100813        472,000.00    01-Mar-2006             15             8.875%          44,250.05
      Group I           0021100938        644,000.00    01-Nov-2005             19             7.125%          76,072.50
      Group I           0021101041        175,990.05    01-Jan-2006             17             6.750%          17,763.86
      Group I           0022688683        339,993.00    01-Aug-2005             22             7.250%          45,615.67
      Group I           0025060356        335,190.05    01-Apr-2006             14             7.375%          31,284.32
      Group I           0025070149        338,000.00    01-Jun-2006             12             7.375%          27,603.24
      Group I           0025070271        131,200.00    01-May-2006             13             7.625%          11,890.05
      Group I           0025070300         93,350.00    01-Feb-2007              4             7.500%           3,325.62
      Group I           0025070306        206,399.99    01-Jul-2006             11             7.625%          16,211.00
      Group I           0025070349        105,600.00    01-Nov-2006              7             7.125%           5,346.00
      Group I           0025080000        171,890.05    01-Oct-2006              8             7.250%           9,847.80
      Group I           0025080050        365,600.00    01-Sep-2005             21             7.750%          51,679.16
      Group I           0025080055        351,200.00    01-Sep-2005             21             7.750%          49,643.66
      Group I           0025080094        311,200.00    01-Sep-2006              9             7.000%          18,898.88
      Group I           0050050036         99,362.54    01-Apr-2006             14             7.250%           9,050.32
      Group I           0051122479        288,000.00    01-Nov-2006              7             6.750%          13,770.00
      Group I           0053912069        306,400.00    01-Sep-2005             21             7.125%          39,640.50
      Group I           0053963401        105,600.00    01-Dec-2005             18             7.125%          11,880.00
      Group I           0054108931         91,972.69    01-May-2006             13             7.125%           7,760.25
      Group I           0054800624         52,800.00    01-May-2006             13             6.500%           4,042.50
      Group I           0060512925        768,000.00    01-May-2006             13             6.875%          62,400.00
      Group I           0060513521        328,000.00    01-Aug-2006             10             6.375%          19,680.00
      Group I           0087423737        195,930.77    01-Nov-2005             19             6.375%          21,001.52
      Group I           0087425526        447,999.39    01-Oct-2006              8             5.875%          21,000.00
      Group I           0087676102        112,000.00    01-Jul-2006             11             5.625%           6,521.71
      Group I           0087737771        510,249.99    01-Oct-2006              8             6.250%          25,512.50
      Group I           0090147264        122,228.90    01-Aug-2006             10            10.375%           9,015.24
      Group I           0112306919        359,865.81    01-Mar-2006             15             6.500%          31,863.10
      Group I           0113247103        519,900.00    01-Nov-2006              7             7.000%          26,319.96
      Group I           0224301155        472,000.00    01-Jun-2006             12             6.750%          35,105.00
      Group I           0600006673        136,800.00    01-Nov-2006              7             7.625%           7,438.50
      Group I           1050505010        402,500.00    01-Jul-2006             11             6.625%          27,252.68
      Group I           1050720005        350,000.00    01-Jan-2006             17             7.000%          36,713.51
      Group I           1674944309         75,362.18    01-Oct-2006              8             6.625%           4,129.20
      Group I           2300743912        354,022.06    01-May-2006             13             7.375%          30,795.17
      Group I           2300873612        213,600.00    01-Jul-2006             11             6.625%          14,462.50
      Group I           2300896112         95,200.00    01-Sep-2006              9             7.000%           5,781.38
      Group I           5001000659        238,082.91    01-Aug-2006             10             7.125%          16,070.64
      Group I           5001000661        263,840.00    01-Sep-2006              9             7.125%          16,325.10
      Group I           5001001073        164,400.00    01-Nov-2006              7             7.375%           8,631.00
      Group I           5001001162        146,360.30    01-Dec-2006              6             7.750%           7,175.97
      Group I           5001001192        236,000.00    01-Sep-2005             21             7.625%          32,794.09
      Group I           5001001280         81,750.00    01-Apr-2006             14             7.125%           7,357.44
      Group I           5001001282         85,091.38    01-May-2006             13             7.125%           7,179.60
      Group I           5002001181        230,300.00    01-Jun-2006             12             7.500%          19,143.74
      Group I           9815071903         96,896.49    01-Aug-2006             10             7.750%           7,115.45
      Group I           9815080302        108,000.00    01-Jan-2006             17             7.750%          12,611.25
      Group I           9815081501        175,562.70    01-Aug-2006             10             7.750%          12,947.76
     Group II-1         0001008802        345,600.00    01-Jan-2007              5             6.625%          12,600.00
     Group II-1         0002291785        208,000.00    01-Nov-2006              7             5.250%           7,605.00
     Group II-1         0002385640        152,000.00    01-Oct-2006              8             6.500%           7,758.30
     Group II-1         0003673479        282,570.12    01-Aug-2006             10             7.625%          20,394.98
     Group II-1         0004128042        255,938.82    01-Sep-2006              9             6.500%          14,369.96
     Group II-1         0011675246        220,000.00    01-Jul-2006             11             7.500%          16,981.25
     Group II-1         0087595542        393,600.00    01-Jun-2006             12             6.250%          27,552.00
     Group II-1         0087632576        319,781.53    01-Nov-2006              7             6.375%          14,689.98
     Group II-1         0087651816        341,600.00    01-Jun-2006             12             6.750%          25,904.62
     Group II-1         0087709325        255,841.89    01-Feb-2006             16             6.375%          23,505.48
     Group II-1         0087753125        286,322.42    01-Apr-2006             14             6.500%          23,860.16
     Group II-1         2600711257        249,600.00    01-May-2006             13             7.500%          22,230.00
     Group II-2         0001008291        329,095.34    01-Sep-2006              9             6.000%          16,969.04
     Group II-2         0001009628        238,400.00    01-Jul-2006             11             5.875%          14,204.71
     Group II-2         0002382757        166,400.00    01-Jul-2006             11             6.375%          10,816.00
     Group II-2         0002383893        278,400.00    01-Apr-2006             14             6.500%          22,736.00
     Group II-2         0003037590        124,716.00    01-Nov-2006              7             6.250%           5,495.31
     Group II-2         0011873510        144,492.50    01-Jul-2006             11             6.125%           8,942.77
     Group II-2         0011873932        244,000.00    01-Apr-2006             14             6.500%          19,926.72
     Group II-2         0011874336        128,000.00    01-Mar-2006             15             6.500%          11,106.61
     Group II-2         0011880929        232,000.00    01-Apr-2006             14             6.250%          18,173.28
     Group II-2         0011881117        228,000.00    01-Sep-2005             21             6.500%          26,766.25
     Group II-2         0025070210        143,200.00    01-Aug-2006             10             6.500%           8,771.04
     Group II-2         0054118757        316,800.00    01-Jun-2006             12             6.500%          22,638.00
     Group II-2         0079953063        198,400.00    01-Aug-2006             10             6.250%          11,655.96
     Group II-2         3954842801        201,600.00    01-Sep-2006              9             6.375%          11,088.00
     Group II-2         4415004455        230,358.83    01-Feb-2006             16             6.000%          19,260.32
     Group II-2         7275463554        151,050.00    01-May-2006             13             6.500%          12,178.50
     Group II-3         0002379207        476,000.00    01-Mar-2006             15             5.750%          36,245.36
     Group II-3         0005001693        917,000.00    01-Jan-2006             17             6.500%          88,929.88
     Group II-3         0011354529        526,400.00    01-Jun-2006             12             6.500%          37,615.62
     Group II-3         0021040933        431,200.00    01-May-2006             13             6.500%          33,013.80
     Group II-3         0060513127        446,182.83    01-Dec-2006              6             6.000%          16,731.84
     Group II-3         0112516318        480,000.00    01-Sep-2006              9             5.875%          24,750.00
     Group II-4         0006805638        504,088.00    01-Jul-2006             11             5.750%          29,352.57
     Group II-4         0011207982        428,577.69    01-Dec-2006              6             6.000%          16,071.68
     Group II-4         0111531137        432,000.00    01-May-2006             13             6.250%          32,400.00
     Group II-4         0112456470        382,400.00    01-Jan-2007              5             6.375%          13,662.81
     Group II-4         0205880815        413,205.44    01-Jan-2007              5             5.625%          12,654.39
     Group II-4         1130021450        380,910.70    01-Jun-2006             12             5.625%          23,330.86
     Group II-4         3030038316        747,200.00    01-Dec-2005             18             6.500%          76,276.60
     Group II-5         0111027694        532,000.00    01-Apr-2006             14             6.375%          43,446.72
     Group II-6         0100487292        439,992.00    01-Jun-2006             12             6.750%          33,366.06
     Group II-6         0101496515        650,000.00    01-Jan-2006             17             6.375%          63,036.49
     Group II-6         0101645882        376,800.00    01-Jul-2006             11             6.500%          25,512.50
     Group II-6         0102215514        575,850.00    01-Oct-2006              8             6.250%          28,792.50
     Group II-6         0110925788        360,208.85    01-Apr-2006             14             5.875%          27,015.68
     Group II-6         0112127003        400,000.00    01-Nov-2006              7             6.000%          17,250.03

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

  Summary                                                          12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     32                   Sep-06            0.654%
     Original Principal Balance     8,324,057.00                   Oct-06            1.657%
     Current Actual Balance         8,322,252.76                   Nov-06            2.152%
                                                                   Dec-06            2.356%
  Current Foreclosure Total                                        Jan-07            2.592%
     Loans in Foreclosure                    134                   Feb-07            1.969%
     Original Principal Balance    45,605,275.00                   Mar-07            2.325%
     Current Actual Balance        45,567,230.92                   Apr-07            2.487%
                                                                   May-07            2.584%
                                                                   Jun-07            2.615%
                                                                   Jul-07            2.780%
                                                                   Aug-07            2.836%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group I                                                          12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     20                   Sep-06            1.456%
     Original Principal Balance     5,269,340.00                   Oct-06            3.778%
     Current Actual Balance         5,268,161.03                   Nov-06            4.678%
                                                                   Dec-06            5.404%
  Current Foreclosure Total                                        Jan-07            5.727%
     Loans in Foreclosure                     70                   Feb-07            4.226%
     Original Principal Balance    20,154,106.00                   Mar-07            4.851%
     Current Actual Balance        20,141,622.79                   Apr-07            5.271%
                                                                   May-07            5.038%
                                                                   Jun-07            4.169%
                                                                   Jul-07            4.546%
                                                                   Aug-07            5.025%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-1                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                   Sep-06            0.313%
     Original Principal Balance             0.00                   Oct-06            0.553%
     Current Actual Balance                 0.00                   Nov-06            0.920%
                                                                   Dec-06            0.679%
  Current Foreclosure Total                                        Jan-07            1.328%
     Loans in Foreclosure                     11                   Feb-07            1.534%
     Original Principal Balance     3,158,400.00                   Mar-07            1.265%
     Current Actual Balance         3,152,157.41                   Apr-07            1.757%
                                                                   May-07            3.482%
                                                                   Jun-07            3.323%
                                                                   Jul-07            2.169%
                                                                   Aug-07            1.976%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-2                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     11                   Sep-06            0.291%
     Original Principal Balance     2,174,717.00                   Oct-06            0.754%
     Current Actual Balance         2,174,091.73                   Nov-06            0.808%
                                                                   Dec-06            1.078%
  Current Foreclosure Total                                        Jan-07            1.092%
     Loans in Foreclosure                     31                   Feb-07            0.788%
     Original Principal Balance     6,094,291.00                   Mar-07            0.740%
     Current Actual Balance         6,077,547.42                   Apr-07            0.647%
                                                                   May-07            0.882%
                                                                   Jun-07            1.085%
                                                                   Jul-07            1.343%
                                                                   Aug-07            1.800%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-3                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                   Sep-06            0.322%
     Original Principal Balance             0.00                   Oct-06            1.603%
     Current Actual Balance                 0.00                   Nov-06            3.868%
                                                                   Dec-06            4.195%
  Current Foreclosure Total                                        Jan-07            3.736%
     Loans in Foreclosure                      8                   Feb-07            3.106%
     Original Principal Balance     7,115,200.00                   Mar-07            4.895%
     Current Actual Balance         7,113,664.82                   Apr-07            4.432%
                                                                   May-07            5.563%
                                                                   Jun-07            6.766%
                                                                   Jul-07            6.658%
                                                                   Aug-07            5.876%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-4                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                   Sep-06            0.508%
     Original Principal Balance             0.00                   Oct-06            1.498%
     Current Actual Balance                 0.00                   Nov-06            1.426%
                                                                   Dec-06            1.456%
  Current Foreclosure Total                                        Jan-07            1.835%
     Loans in Foreclosure                      4                   Feb-07            1.316%
     Original Principal Balance     2,052,678.00                   Mar-07            1.517%
     Current Actual Balance         2,052,371.24                   Apr-07            1.665%
                                                                   May-07            0.719%
                                                                   Jun-07            1.932%
                                                                   Jul-07            2.230%
                                                                   Aug-07            1.442%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-5                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                   Sep-06            0.591%
     Original Principal Balance             0.00                   Oct-06            0.593%
     Current Actual Balance                 0.00                   Nov-06            0.603%
                                                                   Dec-06            0.711%
  Current Foreclosure Total                                        Jan-07            0.616%
     Loans in Foreclosure                      4                   Feb-07            0.632%
     Original Principal Balance     2,185,600.00                   Mar-07            0.366%
     Current Actual Balance         2,185,505.86                   Apr-07            1.360%
                                                                   May-07            1.265%
                                                                   Jun-07            1.272%
                                                                   Jul-07            1.561%
                                                                   Aug-07            1.578%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-6                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      1                   Sep-06            0.282%
     Original Principal Balance       880,000.00                   Oct-06            0.706%
     Current Actual Balance           880,000.00                   Nov-06            0.967%
                                                                   Dec-06            0.673%
  Current Foreclosure Total                                        Jan-07            1.224%
     Loans in Foreclosure                      6                   Feb-07            0.776%
     Original Principal Balance     4,845,000.00                   Mar-07            1.309%
     Current Actual Balance         4,844,361.38                   Apr-07            1.149%
                                                                   May-07            0.867%
                                                                   Jun-07            1.040%
                                                                   Jul-07            1.596%
                                                                   Aug-07            1.579%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

       Group I              0000015680         Aug-2007        01-Oct-2005             NY              80.00        320,000.00
       Group I              0000140880         Jul-2007        01-Sep-2005             MD              80.00        272,792.00
       Group I              0000302946         Aug-2007        01-Sep-2005             NC              80.00        200,000.00
       Group I              0000304014         Jan-2007        01-Sep-2005             FL              80.00        288,000.00
       Group I              0000807652         Jun-2007        01-Sep-2005             MO              64.98        129,900.00
       Group I              0001009647         Jul-2007        01-Oct-2005             CO              80.00        132,000.00
       Group I              0001009686         Apr-2007        01-Oct-2005             FL              80.00        304,000.00
       Group I              0001009688         Apr-2007        01-Oct-2005             FL              75.00        262,500.00
       Group I              0002380491         Apr-2007        01-Oct-2005             FL              80.00        188,720.00
       Group I              0002383873         Jun-2007        01-Sep-2005             CA              80.00        252,000.00
       Group I              0002384912         May-2007        01-Oct-2005             GA              80.00        115,920.00
       Group I              0002385270         Aug-2007        01-Sep-2005             GA              80.00        160,000.00
       Group I              0002385366         Jul-2007        01-Oct-2005             CA              80.00        482,400.00
       Group I              0002385554         Aug-2007        01-Sep-2005             VA              80.00        484,720.00
       Group I              0002386283         Mar-2007        01-Oct-2005             CA              80.00        188,800.00
       Group I              0002387162         Jul-2006        01-Oct-2005             IL              80.00        172,800.00
       Group I              0005060309         Apr-2007        01-Sep-2005             OH              80.00        124,000.00
       Group I              0010106805         Aug-2007        01-Sep-2005             AZ              80.00        168,800.00
       Group I              0011250149         Jul-2007        01-Aug-2005             FL              70.00        405,300.00
       Group I              0011332517         Mar-2007        01-Oct-2005             PA              70.00         79,800.00
       Group I              0011332616         Mar-2007        01-Sep-2005             PA              70.00        112,000.00
       Group I              0011344553         Aug-2007        01-Sep-2005             IL              80.00        101,600.00
       Group I              0011700622         Jul-2007        01-Sep-2005             GA              80.00         84,000.00
       Group I              0011712056         May-2007        01-Oct-2005             MA              80.00        188,400.00
       Group I              0011729472         Oct-2006        01-Sep-2005             FL              70.00        126,000.00
       Group I              0011732096         May-2007        01-Oct-2005             FL              65.00        975,000.00
       Group I              0011848306         Jul-2007        01-Oct-2005             GA              80.00        135,080.00
       Group I              0011874419         Aug-2007        01-Sep-2005             MN              80.00        167,920.00
       Group I              0011880911         Jun-2007        01-Aug-2005             MN              69.83        125,000.00
       Group I              0016014529         Mar-2007        01-Aug-2005             NY              76.91      1,000,000.00
       Group I              0016015758         Jul-2007        01-Oct-2005             FL              78.12      1,000,000.00
       Group I              0018912519         Mar-2007        01-Oct-2005             FL              70.00        224,000.00
       Group I              0021005073         Jun-2007        01-Oct-2005             CA              80.00        388,000.00
       Group I              0021040932         Jun-2007        01-Sep-2005             AZ              80.00        639,200.00
       Group I              0021042599         May-2007        01-Sep-2005             CA              80.00        312,000.00
       Group I              0021043947         Jun-2007        01-Oct-2005             CT              80.00        132,000.00
       Group I              0021800548         May-2007        01-Sep-2005             IL              80.00        121,600.00
       Group I              0025060335         Jul-2007        01-Sep-2005             GA              69.97         62,800.00
       Group I              0025060424         Mar-2007        01-Sep-2005             MA              80.00        337,600.00
       Group I              0025060427         Aug-2007        01-Sep-2005             GA              74.98         91,900.00
       Group I              0025070081         Apr-2007        01-Sep-2005             FL              80.00        280,000.00
       Group I              0025070187         Aug-2007        01-Sep-2005             NV              75.00        290,250.00
       Group I              0040600452         Mar-2007        01-Sep-2005             WI              80.00        111,200.00
       Group I              0054109939         Jun-2007        01-Aug-2005             TX              80.00        124,453.00
       Group I              0054447347         Aug-2007        01-Aug-2005             VA              80.00        428,000.00
       Group I              0060006647         Aug-2007        01-Sep-2005             LA              80.00         94,400.00
       Group I              0103831178         Jul-2007        01-Oct-2005             CA              80.00        628,000.00
       Group I              0104482018         Jul-2007        01-Oct-2005             CA              80.00        557,336.00
       Group I              0105062704         Mar-2007        01-Sep-2005             GA              80.00        120,000.00
       Group I              0506000196         Jul-2007        01-Oct-2005             FL              80.00        920,000.00
       Group I              0533353020         Aug-2007        01-Oct-2005             CO              80.00        240,000.00
       Group I              1010042400         Aug-2007        01-Oct-2005             FL              80.00        193,600.00
       Group I              1616010471         Jun-2007        01-Oct-2005             MN              70.00        314,930.00
       Group I              2051020049         Aug-2007        01-Oct-2005             NV              80.00        205,200.00
       Group I              4217619920         Apr-2007        01-Aug-2005             FL              80.00         98,400.00
       Group I              4403000074         Jul-2007        01-Sep-2005             CA              80.00        468,000.00
       Group I              4675143174         Jul-2007        01-Jul-2005             TX              95.00        133,950.00
       Group I              5001001109         Jul-2007        01-Sep-2005             MN              79.00        355,421.00
       Group I              5001001206         Aug-2007        01-Oct-2005             CA              80.00        858,900.00
       Group I              5002000787         Jul-2007        01-Oct-2005             OR              80.00        148,000.00
       Group I              5015050085         Aug-2007        01-Sep-2005             GA              80.00        129,600.00
       Group I              5057850172         Jul-2007        01-Oct-2005             GA              80.00        104,392.00
       Group I              5150270171         Aug-2007        01-Sep-2005             GA              79.97        130,000.00
       Group I              5150350279         Jul-2007        01-Oct-2005             GA              79.98        129,000.00
       Group I              5175250155         Jul-2007        01-Sep-2005             GA              80.00        146,072.00
       Group I              5430001099         Aug-2007        01-Sep-2005             AZ              80.00        203,200.00
       Group I              5710264588         Jul-2007        01-Sep-2005             AZ              80.00        760,000.00
       Group I              5915053701         Aug-2007        01-Oct-2005             FL              70.00         70,000.00
       Group I              9815072607         Aug-2007        01-Oct-2005             GA              75.00        731,250.00
       Group I              9815072806         Jun-2007        01-Oct-2005             GA              80.00        124,000.00
     Group II-1             0000389973         Jul-2007        01-Sep-2005             AZ              80.00        128,000.00
     Group II-1             0000399857         May-2007        01-Aug-2005             CA              80.00        536,000.00
     Group II-1             0004009929         May-2007        01-Sep-2005             OH              90.00         64,800.00
     Group II-1             0004064551         Feb-2007        01-Aug-2005             NC              95.00        244,500.00
     Group II-1             0004248733         Apr-2007        01-Sep-2005             NV              79.95        235,000.00
     Group II-1             0004277692         Apr-2007        01-Aug-2005             FL              90.00        242,900.00
     Group II-1             0050306664         Jan-2007        01-Aug-2005             NY              80.00        574,400.00
     Group II-1             0060513642         Jul-2007        01-Oct-2005             CA              80.00        396,000.00
     Group II-1             0087290144         Jul-2007        01-Sep-2005             CA              80.00        372,000.00
     Group II-1             0087398517         Mar-2007        01-Oct-2005             PA              80.00        160,000.00
     Group II-1             0087533675         Jul-2007        01-Oct-2005             TX              80.00        204,800.00
     Group II-2             0000001234         Jul-2007        01-Oct-2005             AZ              80.00        244,710.00
     Group II-2             0000063068         Jun-2007        01-Oct-2005             NV              75.00        158,250.00
     Group II-2             0000807571         Aug-2007        01-Sep-2005             IN              65.00        208,000.00
     Group II-2             0000807573         Aug-2007        01-Sep-2005             IN              65.00        206,050.00
     Group II-2             0000807757         Aug-2007        01-Oct-2005             IL              65.00        159,835.00
     Group II-2             0000807763         Aug-2007        01-Oct-2005             IL              65.00        191,750.00
     Group II-2             0000917193         Apr-2007        01-Sep-2005             CA              80.00        232,000.00
     Group II-2             0002199478         Jul-2007        01-Oct-2005             IL              80.00        161,600.00
     Group II-2             0002291452         Aug-2007        01-Oct-2005             CA              80.00        176,000.00
     Group II-2             0002291523         Jul-2007        01-Oct-2005             CA              80.00        168,000.00
     Group II-2             0002292006         Aug-2007        01-Oct-2005             CO              80.00        100,000.00
     Group II-2             0002362650         Jul-2006        01-Oct-2005             NY              67.86        359,650.00
     Group II-2             0002384872         Jan-2007        01-Oct-2005             SD              80.00        152,800.00
     Group II-2             0002385048         Aug-2007        01-Sep-2005             WA              80.00        231,200.00
     Group II-2             0002385226         Jul-2007        01-Sep-2005             CA              80.00        268,000.00
     Group II-2             0002385797         Jun-2007        01-Oct-2005             OR              80.00        180,000.00
     Group II-2             0003038330         Jul-2007        01-Oct-2005             GA              80.00        140,844.00
     Group II-2             0003901001         May-2007        01-Jul-2005             IN              82.76        120,000.00
     Group II-2             0005066084         Aug-2007        01-Sep-2005             TX              80.00        137,600.00
     Group II-2             0011702792         Jul-2007        01-Oct-2005             FL              80.00        134,400.00
     Group II-2             0011720760         Aug-2007        01-Sep-2005             FL              80.00        328,000.00
     Group II-2             0011873528         Jun-2007        01-Jul-2005             MN              80.00        214,000.00
     Group II-2             0011874468         May-2007        01-Aug-2005             IL              79.73        116,000.00
     Group II-2             0015039008         Jul-2007        01-Sep-2005             NV              80.00        198,400.00
     Group II-2             0018919316         May-2007        01-Oct-2005             KY              80.00        300,000.00
     Group II-2             0079944120         Apr-2007        01-Sep-2005             FL              95.00        204,250.00
     Group II-2             0120004542         Aug-2007        01-Sep-2005             FL              80.00        234,520.00
     Group II-2             4674494256         May-2007        01-Jul-2005             VT              78.06         82,750.00
     Group II-2             5062450079         Aug-2007        01-Oct-2005             GA              80.00        201,762.00
     Group II-2             5103550063         Jun-2007        01-Oct-2005             GA              80.00        328,000.00
     Group II-2             5235950028         Jul-2007        01-Sep-2005             GA              80.00        155,920.00
     Group II-3             0002375856         Jul-2007        01-Sep-2005             VA              79.98        453,700.00
     Group II-3             0010103216         Jun-2007        01-Aug-2005             AZ              61.34      1,000,000.00
     Group II-3             0016014423         Nov-2006        01-Sep-2005             CA              70.00      1,242,500.00
     Group II-3             0016014459         Jan-2007        01-Aug-2005             NC              65.00      1,137,500.00
     Group II-3             0016014943         May-2007        01-Sep-2005             CA              74.06      1,000,000.00
     Group II-3             0060513200         May-2007        01-Aug-2005             CA              80.00        504,000.00
     Group II-3             0094641912         Jun-2007        01-Sep-2005             WA              74.44        502,500.00
     Group II-3             0216329709         Mar-2007        01-Sep-2005             FL              75.00      1,275,000.00
     Group II-4             0079831269         Mar-2007        01-Aug-2005             FL              80.00        644,000.00
     Group II-4             0104229061         Jun-2007        01-Sep-2005             CA              80.00        433,678.00
     Group II-4             0111510821         Jul-2007        01-Oct-2005             CA              90.00        427,500.00
     Group II-4             2105062102         Jun-2007        01-Sep-2005             CA              75.00        547,500.00
     Group II-5             0003061457         Apr-2007        01-Oct-2005             CA              80.00      1,000,000.00
     Group II-5             0110708383         Jun-2007        01-Oct-2005             MA              80.00        408,000.00
     Group II-5             0112019971         Jul-2007        01-Oct-2005             CA              80.00        384,000.00
     Group II-5             0113817504         May-2007        01-Oct-2005             CA              80.00        393,600.00
     Group II-6             0103360558         Apr-2007        01-Sep-2005             CT              74.12      1,000,000.00
     Group II-6             0110030965         Jun-2007        01-Oct-2005             AZ              80.00        912,000.00
     Group II-6             0111612149         Jul-2007        01-Oct-2005             CA              80.00        480,000.00
     Group II-6             0112444876         Jul-2007        01-Oct-2005             FL              80.00      1,200,000.00
     Group II-6             0112489099         Aug-2007        01-Oct-2005             CA              80.00        880,000.00
     Group II-6             0113052214         Apr-2007        01-Oct-2005             CA              76.75        373,000.00

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                Current               Paid                        Current          Approximate
                                  Loan           Actual                 To         Months            Loan           Delinquent
        Group                   Number          Balance               Date     Delinquent            Rate             Interest

       Group I              0000015680       320,000.00        01-Mar-2007              3          6.625%             8,333.35
       Group I              0000140880       272,791.49        01-Feb-2007              4          7.000%             9,036.18
       Group I              0000302946       199,750.00        01-Nov-2006              7          6.750%             9,550.53
       Group I              0000304014       287,600.00        01-Aug-2006             10          7.625%            20,850.96
       Group I              0000807652       129,900.00        01-Jan-2007              5          6.625%             4,735.99
       Group I              0001009647       131,999.05        01-Nov-2006              7          6.875%             6,434.91
       Group I              0001009686       304,000.00        01-Nov-2006              7          7.625%            16,530.03
       Group I              0001009688       280,000.00        01-Nov-2006              7          7.625%            15,225.03
       Group I              0002380491       186,415.70        01-Nov-2006              7          6.875%             9,053.83
       Group I              0002383873       251,698.43        01-Jan-2007              5          7.000%             9,727.06
       Group I              0002384912       114,484.58        01-Dec-2006              6          7.250%             5,231.12
       Group I              0002385270       159,996.67        01-Mar-2007              3          7.250%             4,583.25
       Group I              0002385366       482,266.84        01-Jan-2007              5          6.625%            17,582.60
       Group I              0002385554       484,568.52        01-Feb-2007              4          7.500%            17,262.72
       Group I              0002386283       188,800.00        01-Sep-2006              9          6.875%            11,249.37
       Group I              0002387162       172,800.00        01-Dec-2005             18          6.625%            17,995.28
       Group I              0005060309       124,000.00        01-Nov-2006              7          6.625%             5,812.47
       Group I              0010106805       168,785.00        01-Mar-2007              3          6.750%             4,483.35
       Group I              0011250149       405,280.00        01-Feb-2007              4          7.000%            13,424.88
       Group I              0011332517        78,892.23        01-Oct-2006              8          7.000%             4,337.67
       Group I              0011332616       110,589.20        01-Oct-2006              8          7.000%             6,080.20
       Group I              0011344553       101,600.00        01-Mar-2007              3          6.625%             2,645.85
       Group I              0011700622        84,000.00        01-Feb-2007              4          6.875%             2,730.00
       Group I              0011712056       187,692.14        01-Dec-2006              6          7.500%             8,915.44
       Group I              0011729472       125,130.95        01-May-2006             13          7.500%            11,081.10
       Group I              0011732096       975,000.00        01-Dec-2006              6          7.250%            44,687.52
       Group I              0011848306       135,067.59        01-Feb-2007              4          6.875%             4,389.66
       Group I              0011874419       167,920.00        01-Apr-2007              2          6.625%             3,498.32
       Group I              0011880911       122,875.66        01-Jan-2007              5          6.625%             4,466.38
       Group I              0016014529     1,000,000.00        01-Oct-2006              8          6.875%            54,166.70
       Group I              0016015758       997,057.82        01-Feb-2007              4          7.125%            33,650.70
       Group I              0018912519       224,000.00        01-Sep-2006              9          7.500%            14,630.00
       Group I              0021005073       388,000.00        01-Jan-2007              5          7.000%            14,994.56
       Group I              0021040932       639,200.00        01-Nov-2006              7          6.875%            31,160.97
       Group I              0021042599       311,864.11        01-Dec-2006              6          7.125%            14,033.89
       Group I              0021043947       132,000.00        01-Dec-2006              6          7.375%             6,160.00
       Group I              0021800548       121,600.00        01-Dec-2006              6          7.500%             5,776.00
       Group I              0025060335        62,800.00        01-Feb-2007              4          7.000%             2,080.20
       Group I              0025060424       337,600.00        01-Jul-2006             11          7.375%            25,601.29
       Group I              0025060427        91,900.00        01-Mar-2007              3          7.125%             2,584.70
       Group I              0025070081       280,000.00        01-Nov-2006              7          7.500%            14,962.50
       Group I              0025070187       290,250.00        01-Mar-2007              3          7.125%             8,163.30
       Group I              0040600452       111,192.35        01-Sep-2006              9          6.875%             6,625.19
       Group I              0054109939       122,889.20        01-Oct-2006              8          7.125%             6,884.53
       Group I              0054447347       427,881.85        01-Feb-2007              4          6.625%            13,371.30
       Group I              0060006647        94,400.00        01-Mar-2007              3          7.500%             2,802.50
       Group I              0103831178       628,000.00        01-Feb-2007              4          7.125%            21,587.52
       Group I              0104482018       557,004.74        01-Feb-2007              4          7.125%            19,147.08
       Group I              0105062704       120,000.00        01-Oct-2006              8          7.500%             7,125.00
       Group I              0506000196       920,000.00        01-Feb-2007              4          7.250%            31,624.98
       Group I              0533353020       239,540.98        01-Mar-2007              3          7.000%             6,612.30
       Group I              1010042400       193,540.50        01-Mar-2007              3          7.375%             5,644.95
       Group I              1616010471       314,841.43        01-Jan-2007              5          6.750%            11,708.13
       Group I              2051020049       205,200.00        01-Mar-2007              3          6.875%             5,557.50
       Group I              4217619920        98,400.00        01-Sep-2006              9          7.250%             6,201.25
       Group I              4403000074       468,000.00        01-Apr-2006             14          7.250%            42,900.00
       Group I              4675143174       133,942.96        01-Jan-2007              5          7.125%             5,527.97
       Group I              5001001109       355,311.78        01-Feb-2007              4          7.375%            12,435.96
       Group I              5001001206       858,900.00        01-Aug-2006             10          6.750%            54,754.80
       Group I              5002000787       148,000.00        01-Feb-2007              4          7.375%             5,179.98
       Group I              5015050085       129,485.89        01-Mar-2007              3          6.750%             3,439.50
       Group I              5057850172       104,392.00        01-Feb-2007              4          7.250%             3,588.48
       Group I              5150270171       130,000.00        01-Aug-2006             10          6.875%             8,449.92
       Group I              5150350279       129,000.00        01-Feb-2007              4          7.625%             4,676.28
       Group I              5175250155       146,072.00        01-Aug-2006             10          7.250%            10,042.44
       Group I              5430001099       203,191.62        01-Feb-2007              4          6.875%             6,603.75
       Group I              5710264588       748,865.32        01-Feb-2007              4          7.750%            27,557.83
       Group I              5915053701        70,000.00        01-Mar-2007              3          7.250%             2,005.20
       Group I              9815072607       731,250.00        01-Mar-2007              3          7.125%            20,566.40
       Group I              9815072806       122,144.19        01-Jan-2007              5          7.000%             4,707.20
     Group II-1             0000389973       126,107.22        01-Feb-2007              4          7.250%             4,529.77
     Group II-1             0000399857       536,000.00        01-Dec-2006              6          5.875%            20,814.72
     Group II-1             0004009929        63,942.84        01-Dec-2006              6          7.250%             2,921.66
     Group II-1             0004064551       241,036.12        01-Sep-2006              9          6.250%            12,912.41
     Group II-1             0004248733       235,000.00        01-May-2006             13          6.500%            17,992.20
     Group II-1             0004277692       242,880.00        01-Nov-2006              7          6.500%            11,157.30
     Group II-1             0050306664       574,391.23        01-Apr-2006             14          6.500%            46,908.64
     Group II-1             0060513642       396,000.00        01-Feb-2007              4          5.500%            10,147.50
     Group II-1             0087290144       372,000.00        01-Feb-2007              4          6.375%            11,392.50
     Group II-1             0087398517       160,000.00        01-Oct-2006              8          7.125%             9,166.70
     Group II-1             0087533675       204,800.00        01-Feb-2007              4          6.500%             6,399.96
     Group II-2             0000001234       244,710.00        01-Feb-2007              4          6.000%             6,882.48
     Group II-2             0000063068       158,250.00        01-Jan-2007              5          6.500%             5,654.18
     Group II-2             0000807571       207,998.27        01-Mar-2007              3          6.125%             4,983.30
     Group II-2             0000807573       206,049.64        01-Mar-2007              3          6.125%             4,936.60
     Group II-2             0000807757       159,835.00        01-Mar-2007              3          6.000%             3,746.15
     Group II-2             0000807763       191,750.00        01-Mar-2007              3          6.000%             4,494.15
     Group II-2             0000917193       232,000.00        01-Apr-2006             14          6.250%            18,173.28
     Group II-2             0002199478       161,600.00        01-Feb-2007              4          6.250%             4,747.02
     Group II-2             0002291452       175,953.93        01-Mar-2007              3          6.250%             4,307.20
     Group II-2             0002291523       168,000.00        01-Nov-2006              7          6.000%             7,087.50
     Group II-2             0002292006       100,000.00        01-Feb-2007              4          6.000%             2,812.50
     Group II-2             0002362650       359,607.31        01-Feb-2006             16          5.250%            26,296.20
     Group II-2             0002384872       151,783.41        01-Aug-2006             10          5.875%             8,348.16
     Group II-2             0002385048       231,200.00        01-Feb-2007              4          6.125%             6,646.98
     Group II-2             0002385226       267,928.81        01-Feb-2007              4          6.375%             8,037.84
     Group II-2             0002385797       180,000.00        01-Jan-2007              5          6.250%             6,168.75
     Group II-2             0003038330       140,844.00        01-Feb-2007              4          6.125%             4,049.28
     Group II-2             0003901001       116,817.75        01-Dec-2006              6          6.250%             4,558.10
     Group II-2             0005066084       137,600.00        01-Mar-2007              3          6.500%             3,511.65
     Group II-2             0011702792       134,375.00        01-Aug-2006             10          5.875%             7,390.68
     Group II-2             0011720760       327,512.01        01-Mar-2007              3          6.125%             7,846.65
     Group II-2             0011873528       202,861.62        01-Jan-2007              5          6.250%             6,952.26
     Group II-2             0011874468       115,501.53        01-Dec-2006              6          6.250%             4,523.84
     Group II-2             0015039008       198,400.00        01-Feb-2007              4          5.750%             5,332.02
     Group II-2             0018919316       299,856.26        01-Nov-2006              7          6.500%            13,774.59
     Group II-2             0079944120       204,250.00        01-Oct-2006              8          6.375%            10,212.50
     Group II-2             0120004542       234,520.00        01-Mar-2007              3          6.375%             5,863.00
     Group II-2             4674494256        82,750.00        01-Dec-2006              6          5.250%             2,868.64
     Group II-2             5062450079       201,672.88        01-May-2006             13          6.250%            14,810.40
     Group II-2             5103550063       328,000.00        01-Nov-2006              7          6.250%            14,452.47
     Group II-2             5235950028       155,920.00        01-Feb-2007              4          6.250%             4,580.10
     Group II-3             0002375856       453,699.99        01-Feb-2007              4          5.500%            11,626.08
     Group II-3             0010103216       999,999.97        01-Dec-2006              6          5.625%            35,000.00
     Group II-3             0016014423     1,241,439.49        01-Jun-2006             12          5.625%            76,038.20
     Group II-3             0016014459     1,137,296.20        01-Aug-2006             10          5.375%            56,864.76
     Group II-3             0016014943       999,729.17        01-Dec-2006              6          6.500%            40,822.24
     Group II-3             0060513200       504,000.00        01-Dec-2006              6          6.000%            18,900.00
     Group II-3             0094641912       502,500.00        01-Jun-2006             12          5.625%            31,510.92
     Group II-3             0216329709     1,275,000.00        01-Sep-2006              9          6.250%            68,663.98
     Group II-4             0079831269       644,000.00        01-Sep-2006              9          6.375%            35,420.00
     Group II-4             0104229061       433,678.00        01-Dec-2006              6          6.375%            17,708.48
     Group II-4             0111510821       427,193.24        01-Jan-2007              5          6.625%            14,565.46
     Group II-4             2105062102       547,500.00        01-Jan-2007              5          6.500%            19,561.78
     Group II-5             0003061457     1,000,000.00        01-Nov-2006              7          7.500%            53,437.50
     Group II-5             0110708383       408,000.00        01-Mar-2006             15          6.500%            36,125.00
     Group II-5             0112019971       383,905.86        01-Feb-2007              4          5.875%            10,797.36
     Group II-5             0113817504       393,600.00        01-Dec-2006              6          6.125%            15,416.00
     Group II-6             0103360558     1,000,000.00        01-Nov-2006              7          6.125%            44,062.56
     Group II-6             0110030965       912,000.00        01-Dec-2006              6          6.750%            39,520.00
     Group II-6             0111612149       479,361.38        01-Feb-2007              4          6.375%            14,680.44
     Group II-6             0112444876     1,200,000.00        01-Feb-2007              4          6.375%            36,750.00
     Group II-6             0112489099       880,000.00        01-Feb-2007              4          6.125%            25,850.04
     Group II-6             0113052214       373,000.00        01-Oct-2006              8          6.875%            20,592.70

               Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                             12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                      10                   Sep-06            0.131%
     Original Principal Balance     2,196,594.00                   Oct-06            0.158%
     Current Actual Balance         2,192,939.87                   Nov-06            0.233%
                                                                   Dec-06            0.315%
 Current Bankruptcy Total                                          Jan-07            0.258%
     Loans in Bankruptcy                      33                   Feb-07            0.349%
     Original Principal Balance     8,152,242.00                   Mar-07            0.398%
     Current Actual Balance         8,127,182.52                   Apr-07            0.262%
                                                                   May-07            0.257%
                                                                   Jun-07            0.349%
                                                                   Jul-07            0.447%
                                                                   Aug-07            0.506%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I                                                             12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       5                   Sep-06            0.112%
     Original Principal Balance       730,150.00                   Oct-06            0.357%
     Current Actual Balance           729,993.83                   Nov-06            0.479%
                                                                   Dec-06            0.667%
 Current Bankruptcy Total                                          Jan-07            0.535%
     Loans in Bankruptcy                      12                   Feb-07            0.805%
     Original Principal Balance     2,699,824.00                   Mar-07            0.788%
     Current Actual Balance         2,699,611.96                   Apr-07            0.261%
                                                                   May-07            0.300%
                                                                   Jun-07            0.431%
                                                                   Jul-07            0.665%
                                                                   Aug-07            0.673%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                   Sep-06            0.235%
     Original Principal Balance       460,000.00                   Oct-06            0.166%
     Current Actual Balance           460,000.00                   Nov-06            0.275%
                                                                   Dec-06            0.280%
 Current Bankruptcy Total                                          Jan-07            0.313%
     Loans in Bankruptcy                       5                   Feb-07            0.223%
     Original Principal Balance     1,279,840.00                   Mar-07            0.368%
     Current Actual Balance         1,275,475.92                   Apr-07            0.204%
                                                                   May-07            0.206%
                                                                   Jun-07            0.616%
                                                                   Jul-07            0.510%
                                                                   Aug-07            0.800%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       3                   Sep-06            0.353%
     Original Principal Balance       692,444.00                   Oct-06            0.227%
     Current Actual Balance           688,989.84                   Nov-06            0.268%
                                                                   Dec-06            0.274%
 Current Bankruptcy Total                                          Jan-07            0.150%
     Loans in Bankruptcy                      11                   Feb-07            0.289%
     Original Principal Balance     2,152,578.00                   Mar-07            0.478%
     Current Actual Balance         2,140,508.19                   Apr-07            0.419%
                                                                   May-07            0.260%
                                                                   Jun-07            0.371%
                                                                   Jul-07            0.599%
                                                                   Aug-07            0.634%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                   Sep-06            0.000%
     Original Principal Balance             0.00                   Oct-06            0.000%
     Current Actual Balance                 0.00                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current Bankruptcy Total                                          Jan-07            0.000%
     Loans in Bankruptcy                       0                   Feb-07            0.000%
     Original Principal Balance             0.00                   Mar-07            0.000%
     Current Actual Balance                 0.00                   Apr-07            0.385%
                                                                   May-07            0.387%
                                                                   Jun-07            0.000%
                                                                   Jul-07            0.000%
                                                                   Aug-07            0.000%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                   Sep-06            0.000%
     Original Principal Balance             0.00                   Oct-06            0.000%
     Current Actual Balance                 0.00                   Nov-06            0.267%
                                                                   Dec-06            0.615%
 Current Bankruptcy Total                                          Jan-07            0.628%
     Loans in Bankruptcy                       2                   Feb-07            0.639%
     Original Principal Balance     1,010,000.00                   Mar-07            0.648%
     Current Actual Balance         1,001,847.71                   Apr-07            0.656%
                                                                   May-07            0.673%
                                                                   Jun-07            0.682%
                                                                   Jul-07            0.691%
                                                                   Aug-07            0.704%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-5                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                   Sep-06            0.077%
     Original Principal Balance             0.00                   Oct-06            0.000%
     Current Actual Balance                 0.00                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current Bankruptcy Total                                          Jan-07            0.000%
     Loans in Bankruptcy                       2                   Feb-07            0.000%
     Original Principal Balance       696,000.00                   Mar-07            0.000%
     Current Actual Balance           695,782.54                   Apr-07            0.000%
                                                                   May-07            0.189%
                                                                   Jun-07            0.491%
                                                                   Jul-07            0.497%
                                                                   Aug-07            0.502%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-6                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                   Sep-06            0.000%
     Original Principal Balance       314,000.00                   Oct-06            0.000%
     Current Actual Balance           313,956.20                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current Bankruptcy Total                                          Jan-07            0.000%
     Loans in Bankruptcy                       1                   Feb-07            0.000%
     Original Principal Balance       314,000.00                   Mar-07            0.000%
     Current Actual Balance           313,956.20                   Apr-07            0.000%
                                                                   May-07            0.000%
                                                                   Jun-07            0.000%
                                                                   Jul-07            0.000%
                                                                   Aug-07            0.102%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

      Group                   Loan     Month Loan              First      State          LTV at            Original
                            Number        Entered            Payment                 Origination          Principal
                                       Bankruptcy               Date                                        Balance

      Group I           0000807807       Aug-2007        01-Oct-2005         AZ            65.00         170,950.00
      Group I           0002365584       Jun-2007        01-Oct-2005         OH            80.00         134,000.00
      Group I           0002385886       Aug-2007        01-Oct-2005         MN            80.00         173,200.00
      Group I           0011853074       Jul-2007        01-Sep-2005         AZ            80.00         358,624.00
      Group I           0011894029       Aug-2007        01-Oct-2005         VA            80.00          52,000.00
      Group I           0011894193       Aug-2007        01-Sep-2005         VA            80.00          52,000.00
      Group I           0011896792       Aug-2007        01-Oct-2005         NJ            80.00         282,000.00
      Group I           0025070115       Jun-2007        01-Sep-2005         NV            80.00         268,800.00
      Group I           0025070322       Jul-2007        01-Sep-2005         GA            80.00         104,000.00
      Group I           0109860499       Jun-2007        01-Sep-2005         FL            80.00         560,000.00
      Group I           4975131588       Jul-2007        01-Sep-2005         TX            90.00         164,250.00
      Group I           5002000916       Jul-2007        01-Sep-2005         NV            80.00         380,000.00
     Group II-1         0004103043       Aug-2007        01-Sep-2005         IL            69.69         460,000.00
     Group II-1         0004420413       Jun-2007        01-Aug-2005         MA            80.00         187,600.00
     Group II-1         0112706403       Jun-2007        01-Oct-2005         IN            80.00         400,000.00
     Group II-1         0960000017       Jun-2007        01-Jun-2005         IN            80.00          82,240.00
     Group II-1         4675226674       Aug-2006        01-Aug-2005         FL            88.23         150,000.00
     Group II-2         0000062973       Jul-2007        01-Oct-2005         OH            78.04         199,000.00
     Group II-2         0000140800       Jul-2007        01-Sep-2005         VA            80.00         268,000.00
     Group II-2         0000426678       Jul-2007        01-Oct-2005         TX            80.00         198,200.00
     Group II-2         0000850252       Jul-2007        01-Oct-2005         AZ            65.00         211,250.00
     Group II-2         0002381378       Aug-2007        01-Sep-2005         ME            70.00         194,180.00
     Group II-2         0002382390       Jan-2007        01-Oct-2005         GA            80.00         224,000.00
     Group II-2         0053905055       Aug-2007        01-Aug-2005         NV            80.00         314,400.00
     Group II-2         0505040066       Aug-2007        01-Oct-2005         AZ            70.00         183,864.00
     Group II-2         5057550028       Oct-2006        01-Sep-2005         GA            80.00          99,840.00
     Group II-2         5188050029       Jul-2007        01-Sep-2005         GA            80.00         114,400.00
     Group II-2         5190100080       Jun-2007        01-Aug-2005         GA            80.00         145,444.00
     Group II-4         0103870999       Nov-2006        01-Oct-2005         MO            78.94         450,000.00
     Group II-4         2050418004       Dec-2006        01-Aug-2005         VA            80.00         560,000.00
     Group II-5         0087456570       May-2007        01-Oct-2005         NY            80.00         272,000.00
     Group II-5         0109981179       Jun-2007        01-Oct-2005         CA            80.00         424,000.00
     Group II-6         0008921877       Aug-2007        01-Sep-2005         CA            66.11         314,000.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

      Group                   Loan            Current         Paid To         Months       Current        Approximate
                            Number             Actual             Date     Delinquent    Loan Rate         Delinquent
                                              Balance                                                        Interest

      Group I           0000807807         170,950.00      01-Mar-2007           3          7.000%           4,718.95
      Group I           0002365584         134,000.00      01-Mar-2006          15          6.875%          12,339.11
      Group I           0002385886         173,053.83      01-Apr-2007           2          6.750%           3,677.40
      Group I           0011853074         358,604.00      01-Dec-2006           6          7.625%          17,332.56
      Group I           0011894029          51,990.00      01-Jul-2007           0          7.250%             595.72
      Group I           0011894193          52,000.00      01-Jul-2007           0          7.250%             595.84
      Group I           0011896792         282,000.00      01-Nov-2005          19          6.875%          32,077.50
      Group I           0025070115         268,800.00      01-Oct-2006           8          7.125%          15,120.00
      Group I           0025070322         103,964.13      01-Jun-2007           0          7.125%           1,169.60
      Group I           0109860499         560,000.00      01-Feb-2007           4          6.500%          17,499.96
      Group I           4975131588         164,250.00      01-Dec-2006           6          6.875%           7,473.44
      Group I           5002000916         380,000.00      01-Oct-2006           8          7.500%          22,562.50
     Group II-1         0004103043         460,000.00      01-Jul-2007           0          6.375%           4,600.00
     Group II-1         0004420413         187,065.22      01-Nov-2005          19          7.750%          23,960.41
     Group II-1         0112706403         396,979.24      01-Mar-2007           3          7.250%          11,578.60
     Group II-1         0960000017          81,431.46      01-Aug-2006          10          8.375%           6,488.97
     Group II-1         4675226674         150,000.00      01-Jul-2007           0          7.000%           1,737.50
     Group II-2         0000062973         199,000.00      01-Jun-2007           0          6.125%           1,907.08
     Group II-2         0000140800         268,000.00      01-Feb-2007           4          6.500%           8,207.52
     Group II-2         0000426678         193,623.50      01-Jul-2007           0          6.000%           1,816.24
     Group II-2         0000850252         211,196.93      01-Dec-2006           6          6.000%           7,919.84
     Group II-2         0002381378         190,969.89      01-Sep-2006           9          6.250%          10,229.56
     Group II-2         0002382390         223,939.33      01-Jun-2006          12          6.500%          16,002.59
     Group II-2         0053905055         314,400.00      01-Jul-2007           0          6.375%           3,144.00
     Group II-2         0505040066         183,619.95      01-Jul-2007           0          6.500%           1,874.46
     Group II-2         5057550028          99,712.06      01-Jul-2007           0          6.250%             976.34
     Group II-2         5188050029         114,369.75      01-Jun-2007           0          6.250%           1,119.88
     Group II-2         5190100080         141,676.78      01-Jul-2007           0          5.875%           1,299.47
     Group II-4         0103870999         442,317.43      01-Jan-2007           5          5.875%          14,464.27
     Group II-4         2050418004         559,530.28      01-Apr-2007           2          5.250%           9,092.36
     Group II-5         0087456570         271,999.05      01-Jun-2007           0          6.875%           3,003.32
     Group II-5         0109981179         423,783.49      01-Oct-2006           8          6.625%          22,513.50
     Group II-6         0008921877         313,956.20      01-Jun-2007           0          5.625%           2,747.12

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

        Group I                         16         650,000.00        354,243.50             0.088%
       Group II-1                        0               0.00              0.00             0.000%
       Group II-2                        2               0.00         51,842.52             0.015%
       Group II-3                        1               0.00          (108.23)             0.000%
       Group II-4                        2         784,000.00        139,220.60             0.098%
       Group II-5                        0               0.00              0.00             0.000%
       Group II-6                        0               0.00              0.00             0.000%
         Total                          21       1,434,000.00        545,198.39             0.034%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

      Group I               0000807647           95,550.00           6.625%              MO           65.00              360
      Group I               0002386026          920,000.00           7.375%              CA           80.00              360
      Group I               0015039521          352,000.00           7.000%              AZ           80.00              360
      Group I               0015400221          283,920.00           6.625%              AZ           80.00              360
      Group I               0015400239          271,120.00           6.625%              AZ           80.00              360
      Group I               0015400243          275,120.00           6.625%              AZ           80.00              360
      Group I               0018927012          170,400.00           7.000%              GA           80.00              360
      Group I               0020522256          388,000.00           6.625%              CA           80.00              360
      Group I               0021041031          284,000.00           6.875%              CA           80.00              360
      Group I               0021100901          320,000.00           6.750%              CA           80.00              360
      Group I               0054454608          268,000.00           7.375%              VA           80.00              360
      Group I               0087670881          430,000.00           6.250%              CA           80.00              360
      Group I               0090145640          118,100.00           7.550%              TX           74.27              360
      Group I               0112775814          650,000.00           6.875%              CA           68.41              360
      Group I               0507080001           88,000.00           7.250%              TX           80.00              360
      Group I               9815072002          164,800.00           7.125%              GA           80.00              360
     Group II-2             0002383262          124,000.00           6.125%              GA           80.00              360
     Group II-2             0605062702          117,600.00           6.500%              GA           80.00              360
     Group II-3             0011236098          375,350.00           6.250%              CA           71.43              360
     Group II-4             0110351179          396,000.00           6.000%              VA           80.00              360
     Group II-4             0112727237          388,000.00           6.375%              VA           80.00              360

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

      Group I               0000807647               0.00            346.53             346.53
      Group I               0002386026               0.00       (71,633.67)        (71,633.67)
      Group I               0015039521               0.00        164,047.11         164,047.11
      Group I               0015400221               0.00        (1,719.00)          62,515.12
      Group I               0015400239               0.00         52,428.88          52,428.88
      Group I               0015400243               0.00        (1,617.12)          30,380.11
      Group I               0018927012               0.00          (729.00)        (12,888.49)
      Group I               0020522256               0.00          (161.16)          48,589.30
      Group I               0021041031               0.00            767.34             767.34
      Group I               0021100901               0.00          (389.00)          65,196.54
      Group I               0054454608               0.00            175.00          44,222.55
      Group I               0087670881               0.00         69,124.21          69,124.21
      Group I               0090145640               0.00            295.20          19,548.17
      Group I               0112775814         650,000.00        145,055.96         145,055.96
      Group I               0507080001               0.00        (1,526.78)          23,370.39
      Group I               9815072002               0.00          (221.00)         115,464.86
     Group II-2             0002383262               0.00         52,031.98          52,031.98
     Group II-2             0605062702               0.00          (189.46)          12,611.74
     Group II-3             0011236098               0.00          (108.23)           1,479.54
     Group II-4             0110351179         396,000.00        102,918.16         102,918.16
     Group II-4             0112727237         388,000.00         36,302.44          36,302.44

                                                   Realized Loss Report - Collateral

  Summary

   MDR                                                          SDA

      Current Month                        0.251%               Current Month                                 6.494%
      3 Month Average                      0.253%               3 Month Average                               6.802%
      12 Month Average                     0.098%               12 Month Average                              2.848%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.005%                        Sep-2006           0.000%            0.284%
         Oct-2006          0.020%          0.006%                        Oct-2006           0.931%            0.362%
         Nov-2006          0.000%          0.006%                        Nov-2006           0.000%            0.362%
         Dec-2006          0.035%          0.009%                        Dec-2006           1.423%            0.480%
         Jan-2007          0.044%          0.013%                        Jan-2007           1.657%            0.618%
         Feb-2007          0.048%          0.017%                        Feb-2007           1.705%            0.760%
         Mar-2007          0.005%          0.017%                        Mar-2007           0.161%            0.774%
         Apr-2007          0.084%          0.024%                        Apr-2007           2.669%            0.996%
         May-2007          0.175%          0.039%                        May-2007           5.227%            1.432%
         Jun-2007          0.146%          0.049%                        Jun-2007           4.164%            1.647%
         Jul-2007          0.363%          0.079%                        Jul-2007           9.750%            2.460%
         Aug-2007          0.251%          0.098%                        Aug-2007           6.494%            2.848%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        2.972%               Current Month                                14.021%
      3 Month Average                      2.993%               3 Month Average                              13.441%
      12 Month Average                     1.157%               12 Month Average                             17.665%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.057%                        Sep-2006          32.083%               N/A
         Oct-2006          0.240%          0.077%                        Oct-2006          24.048%               N/A
         Nov-2006          0.000%          0.077%                        Nov-2006          24.048%               N/A
         Dec-2006          0.424%          0.112%                        Dec-2006          24.044%               N/A
         Jan-2007          0.526%          0.156%                        Jan-2007          16.334%               N/A
         Feb-2007          0.576%          0.204%                        Feb-2007          16.966%               N/A
         Mar-2007          0.058%          0.208%                        Mar-2007          11.334%               N/A
         Apr-2007          1.008%          0.292%                        Apr-2007          10.008%               N/A
         May-2007          2.079%          0.466%                        May-2007          12.792%           20.377%
         Jun-2007          1.739%          0.587%                        Jun-2007          12.265%           21.399%
         Jul-2007          4.267%          0.943%                        Jul-2007          14.038%           18.701%
         Aug-2007          2.972%          1.157%                        Aug-2007          14.021%           17.665%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group I

   MDR                                                          SDA

      Current Month                        0.766%               Current Month                                19.349%
      3 Month Average                      0.724%               3 Month Average                              18.922%
      12 Month Average                     0.253%               12 Month Average                              7.129%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.017%                        Sep-2006           0.000%            1.010%
         Oct-2006          0.051%          0.021%                        Oct-2006           2.367%            1.207%
         Nov-2006          0.000%          0.021%                        Nov-2006           0.000%            1.207%
         Dec-2006          0.133%          0.032%                        Dec-2006           5.341%            1.652%
         Jan-2007          0.019%          0.034%                        Jan-2007           0.704%            1.711%
         Feb-2007          0.046%          0.037%                        Feb-2007           1.638%            1.848%
         Mar-2007          0.018%          0.039%                        Mar-2007           0.617%            1.899%
         Apr-2007          0.188%          0.055%                        Apr-2007           5.962%            2.396%
         May-2007          0.410%          0.089%                        May-2007          12.155%            3.409%
         Jun-2007          0.351%          0.111%                        Jun-2007           9.958%            3.776%
         Jul-2007          1.055%          0.199%                        Jul-2007          27.457%            6.064%
         Aug-2007          0.766%          0.253%                        Aug-2007          19.349%            7.129%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        8.812%               Current Month                                17.032%
      3 Month Average                      8.301%               3 Month Average                              17.493%
      12 Month Average                     2.927%               12 Month Average                             21.918%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.199%                        Sep-2006          32.083%               N/A
         Oct-2006          0.605%          0.250%                        Oct-2006          25.980%               N/A
         Nov-2006          0.000%          0.250%                        Nov-2006          25.980%               N/A
         Dec-2006          1.579%          0.381%                        Dec-2006          25.975%               N/A
         Jan-2007          0.222%          0.400%                        Jan-2007          23.159%               N/A
         Feb-2007          0.550%          0.446%                        Feb-2007          23.743%               N/A
         Mar-2007          0.219%          0.464%                        Mar-2007          18.645%               N/A
         Apr-2007          2.239%          0.650%                        Apr-2007          16.236%               N/A
         May-2007          4.807%          1.051%                        May-2007          18.735%           23.617%
         Jun-2007          4.137%          1.314%                        Jun-2007          16.897%           25.025%
         Jul-2007         11.955%          2.311%                        Jul-2007          18.549%           22.703%
         Aug-2007          8.812%          2.927%                        Aug-2007          17.032%           21.918%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-1

   MDR                                                          SDA

      Current Month                        0.100%               Current Month                                 2.589%
      3 Month Average                      0.061%               3 Month Average                               1.621%
      12 Month Average                     0.039%               12 Month Average                              1.208%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.064%          0.005%                        Oct-2006           2.958%            0.247%
         Nov-2006          0.000%          0.005%                        Nov-2006           0.000%            0.247%
         Dec-2006          0.000%          0.005%                        Dec-2006           0.000%            0.247%
         Jan-2007          0.000%          0.005%                        Jan-2007           0.000%            0.247%
         Feb-2007          0.000%          0.005%                        Feb-2007           0.000%            0.247%
         Mar-2007          0.000%          0.005%                        Mar-2007           0.000%            0.247%
         Apr-2007          0.000%          0.005%                        Apr-2007           0.000%            0.247%
         May-2007          0.225%          0.024%                        May-2007           6.671%            0.802%
         Jun-2007          0.000%          0.024%                        Jun-2007           0.000%            0.802%
         Jul-2007          0.084%          0.031%                        Jul-2007           2.274%            0.992%
         Aug-2007          0.100%          0.039%                        Aug-2007           2.589%            1.208%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        1.192%               Current Month                                 1.341%
      3 Month Average                      0.732%               3 Month Average                               1.341%
      12 Month Average                     0.470%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.769%          0.064%                        Oct-2006           1.030%               N/A
         Nov-2006          0.000%          0.064%                        Nov-2006           1.030%               N/A
         Dec-2006          0.000%          0.064%                        Dec-2006           1.030%               N/A
         Jan-2007          0.000%          0.064%                        Jan-2007           1.030%               N/A
         Feb-2007          0.000%          0.064%                        Feb-2007           1.030%               N/A
         Mar-2007          0.000%          0.064%                        Mar-2007           1.030%               N/A
         Apr-2007          0.000%          0.064%                        Apr-2007           1.030%               N/A
         May-2007          2.671%          0.287%                        May-2007           1.341%               N/A
         Jun-2007          0.000%          0.287%                        Jun-2007           1.341%               N/A
         Jul-2007          1.002%          0.370%                        Jul-2007           1.341%               N/A
         Aug-2007          1.192%          0.470%                        Aug-2007           1.341%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-2

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.083%               3 Month Average                               2.278%
      12 Month Average                     0.034%               12 Month Average                              1.017%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.088%          0.007%                        Jan-2007           3.294%            0.275%
         Feb-2007          0.000%          0.007%                        Feb-2007           0.000%            0.275%
         Mar-2007          0.000%          0.007%                        Mar-2007           0.000%            0.275%
         Apr-2007          0.066%          0.013%                        Apr-2007           2.075%            0.447%
         May-2007          0.000%          0.013%                        May-2007           0.000%            0.447%
         Jun-2007          0.085%          0.020%                        Jun-2007           2.411%            0.648%
         Jul-2007          0.164%          0.034%                        Jul-2007           4.422%            1.017%
         Aug-2007          0.000%          0.034%                        Aug-2007           0.000%            1.017%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        0.000%               Current Month                                 5.162%
      3 Month Average                      0.987%               3 Month Average                               2.766%
      12 Month Average                     0.401%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          1.056%          0.088%                        Jan-2007           2.150%               N/A
         Feb-2007          0.000%          0.088%                        Feb-2007           2.150%               N/A
         Mar-2007          0.000%          0.088%                        Mar-2007           1.166%               N/A
         Apr-2007          0.790%          0.154%                        Apr-2007           1.038%               N/A
         May-2007          0.000%          0.154%                        May-2007           1.038%               N/A
         Jun-2007          1.014%          0.238%                        Jun-2007           0.719%               N/A
         Jul-2007          1.948%          0.401%                        Jul-2007           2.417%               N/A
         Aug-2007          0.000%          0.401%                        Aug-2007           5.162%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-3

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.000%               3 Month Average                               0.000%
      12 Month Average                     0.024%               12 Month Average                              0.721%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%            0.000%
         Feb-2007          0.000%          0.000%                        Feb-2007           0.000%            0.000%
         Mar-2007          0.000%          0.000%                        Mar-2007           0.000%            0.000%
         Apr-2007          0.284%          0.024%                        Apr-2007           8.654%            0.721%
         May-2007          0.000%          0.024%                        May-2007           0.000%            0.721%
         Jun-2007          0.000%          0.024%                        Jun-2007           0.000%            0.721%
         Jul-2007          0.000%          0.024%                        Jul-2007           0.000%            0.721%
         Aug-2007          0.000%          0.024%                        Aug-2007           0.000%            0.721%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        0.000%               Current Month                                 0.395%
      3 Month Average                      0.000%               3 Month Average                               0.414%
      12 Month Average                     0.280%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.000%                        Jan-2007              N/A               N/A
         Feb-2007          0.000%          0.000%                        Feb-2007              N/A               N/A
         Mar-2007          0.000%          0.000%                        Mar-2007              N/A               N/A
         Apr-2007          3.357%          0.280%                        Apr-2007           0.424%               N/A
         May-2007          0.000%          0.280%                        May-2007           0.424%               N/A
         Jun-2007          0.000%          0.280%                        Jun-2007           0.424%               N/A
         Jul-2007          0.000%          0.280%                        Jul-2007           0.424%               N/A
         Aug-2007          0.000%          0.280%                        Aug-2007           0.395%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-4

   MDR                                                          SDA

      Current Month                        0.541%               Current Month                                13.698%
      3 Month Average                      0.180%               3 Month Average                               4.566%
      12 Month Average                     0.089%               12 Month Average                              2.581%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.237%          0.020%                        Jan-2007           8.815%            0.735%
         Feb-2007          0.000%          0.020%                        Feb-2007           0.000%            0.735%
         Mar-2007          0.000%          0.020%                        Mar-2007           0.000%            0.735%
         Apr-2007          0.000%          0.020%                        Apr-2007           0.000%            0.735%
         May-2007          0.286%          0.044%                        May-2007           8.453%            1.439%
         Jun-2007          0.000%          0.044%                        Jun-2007           0.000%            1.439%
         Jul-2007          0.000%          0.044%                        Jul-2007           0.000%            1.439%
         Aug-2007          0.541%          0.089%                        Aug-2007          13.698%            2.581%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        6.297%               Current Month                                18.498%
      3 Month Average                      2.099%               3 Month Average                              18.966%
      12 Month Average                     1.040%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          2.812%          0.234%                        Jan-2007           0.819%               N/A
         Feb-2007          0.000%          0.234%                        Feb-2007           0.819%               N/A
         Mar-2007          0.000%          0.234%                        Mar-2007           0.819%               N/A
         Apr-2007          0.000%          0.234%                        Apr-2007           0.819%               N/A
         May-2007          3.376%          0.516%                        May-2007          19.201%               N/A
         Jun-2007          0.000%          0.516%                        Jun-2007          19.201%               N/A
         Jul-2007          0.000%          0.516%                        Jul-2007          19.201%               N/A
         Aug-2007          6.297%          1.040%                        Aug-2007          18.498%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-5 - No Realized Loss Information to report this period.

  Group II-6

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.157%               3 Month Average                               4.443%
      12 Month Average                     0.065%               12 Month Average                              1.981%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006           0.000%            0.000%
         Oct-2006          0.000%          0.000%                        Oct-2006           0.000%            0.000%
         Nov-2006          0.000%          0.000%                        Nov-2006           0.000%            0.000%
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%            0.000%
         Feb-2007          0.193%          0.016%                        Feb-2007           6.981%            0.582%
         Mar-2007          0.000%          0.016%                        Mar-2007           0.000%            0.582%
         Apr-2007          0.000%          0.016%                        Apr-2007           0.000%            0.582%
         May-2007          0.113%          0.026%                        May-2007           3.460%            0.870%
         Jun-2007          0.202%          0.042%                        Jun-2007           5.875%            1.360%
         Jul-2007          0.270%          0.065%                        Jul-2007           7.454%            1.981%
         Aug-2007          0.000%          0.065%                        Aug-2007           0.000%            1.981%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        0.000%               Current Month                                 7.479%
      3 Month Average                      1.865%               3 Month Average                               7.074%
      12 Month Average                     0.770%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%          0.000%                        Sep-2006              N/A               N/A
         Oct-2006          0.000%          0.000%                        Oct-2006              N/A               N/A
         Nov-2006          0.000%          0.000%                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.000%                        Jan-2007              N/A               N/A
         Feb-2007          2.295%          0.191%                        Feb-2007           0.000%               N/A
         Mar-2007          0.000%          0.191%                        Mar-2007           1.072%               N/A
         Apr-2007          0.000%          0.191%                        Apr-2007           1.072%               N/A
         May-2007          1.344%          0.303%                        May-2007         (0.649)%               N/A
         Jun-2007          2.400%          0.503%                        Jun-2007           6.265%               N/A
         Jul-2007          3.195%          0.770%                        Jul-2007           7.479%               N/A
         Aug-2007          0.000%          0.770%                        Aug-2007           7.479%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Scheduled Balance of Liquidated Loans).
Includes losses on loans liquidating in the current period only.

               Prepayment Detail - Prepayments during Current Period
Summary
                                    Loans Paid In Full                            Repurchased Loans

                                         Original            Current                  Original            Current
                                        Principal          Scheduled                 Principal          Scheduled
         Group            Count           Balance            Balance   Count           Balance            Balance

        Group I              29      6,768,811.00       6,756,788.08       0              0.00               0.00
       Group II-1             2        305,247.00         305,207.05       0              0.00               0.00
       Group II-2            11      2,268,727.00       2,263,650.99       0              0.00               0.00
       Group II-3             3      2,041,500.00       2,041,314.12       0              0.00               0.00
       Group II-4             4      1,865,656.00       1,853,211.32       0              0.00               0.00
       Group II-5             5      1,477,699.00       1,472,065.87       0              0.00               0.00
       Group II-6             3      2,362,400.00       2,362,400.00       0              0.00               0.00
         Total               57     17,090,040.00      17,054,637.43       0              0.00               0.00

              Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                   Substitution Loans                               Liquidated Loans                    Curtailments

                                       Original            Current                     Original           Current
                                      Principal          Scheduled                    Principal         Scheduled        Curtailment
         Group           Count          Balance            Balance      Count           Balance           Balance             Amount

        Group I              0             0.00               0.00         10      3,145,489.00      3,144,933.68          15,257.61
       Group II-1            0             0.00               0.00          1        160,000.00        159,895.52          40,444.71
       Group II-2            0             0.00               0.00          0              0.00              0.00          32,681.34
       Group II-3            0             0.00               0.00          0              0.00              0.00           6,887.80
       Group II-4            0             0.00               0.00          2        784,000.00        784,000.00          23,643.32
       Group II-5            0             0.00               0.00          0              0.00              0.00          14,177.68
       Group II-6            0             0.00               0.00          0              0.00              0.00         235,783.67
         Total               0             0.00               0.00         13      4,089,489.00      4,088,829.20         368,876.13

               Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                      Loan                       LTV at            Payment         Principal        Prepayment
         Group                      Number        State     Origination               Date           Balance            Amount

        Group I                 0000062243           LA           80.00        01-Sep-2005         77,600.00         77,600.00
        Group I                 0000113774           VA           79.91        01-Sep-2005        359,650.00        359,650.00
        Group I                 0000138235           VA           80.00        01-Jul-2005        520,000.00        519,856.46
        Group I                 0000303594           GA           80.00        01-Sep-2005        146,000.00        142,919.53
        Group I                 0000393827           CA           80.00        01-Aug-2005        116,000.00        115,971.46
        Group I                 0000414144           CA           79.98        01-Sep-2005        531,300.00        531,300.00
        Group I                 0000424591           OH           80.00        01-Sep-2005         63,999.00         63,999.00
        Group I                 0000427828           UT           80.00        01-Sep-2005         92,000.00         91,661.02
        Group I                 0002382247           MN           80.00        01-Sep-2005        244,000.00        244,000.00
        Group I                 0005703331           CA           80.00        01-Oct-2005        469,592.00        469,481.85
        Group I                 0008414157           AZ           56.86        01-Oct-2005        295,000.00        294,900.00
        Group I                 0010027063           FL           94.98        01-Sep-2005        178,550.00        178,550.00
        Group I                 0010102390           AZ           80.00        01-Aug-2005        448,400.00        447,380.16
        Group I                 0011707130           SC           79.98        01-Sep-2005        107,900.00        107,900.00
        Group I                 0011880895           WI           80.00        01-Aug-2005         63,920.00         63,900.69
        Group I                 0015400231           AZ           80.00        01-Oct-2005        257,200.00        257,200.00
        Group I                 0025070072           GA           79.98        01-Sep-2005        123,100.00        123,099.03
        Group I                 0025070225           CO           80.00        01-Sep-2005        161,500.00        161,247.24
        Group I                 0040042082           NY           61.75        01-Sep-2005        315,000.00        314,993.64
        Group I                 0079732665           FL           90.00        01-Jul-2005        176,850.00        176,792.57
        Group I                 0087543997           CA           80.00        01-Sep-2005        416,000.00        415,999.99
        Group I                 0087567582           FL           66.76        01-Oct-2005        320,500.00        320,499.12
        Group I                 0090149632           FL           80.00        01-Sep-2005         87,920.00         87,920.00
        Group I                 0112036479           CA           80.00        01-Oct-2005        473,600.00        473,600.00
        Group I                 0112775814           CA           68.41        01-Oct-2005        650,000.00        650,000.00
        Group I                 0113488082           CA           80.00        01-Nov-2005        368,000.00        367,900.33
        Group I                 0113518552           CA           80.00        01-Nov-2005        479,960.00        479,960.00
        Group I                 0330180537           CO           80.00        01-Oct-2005        236,000.00        235,991.50
        Group I                 0507000145           CO           80.00        01-Sep-2005        608,000.00        608,000.00
        Group I                 2300866712           AZ           80.00        01-Sep-2005        222,400.00        222,400.00
        Group I                 2815080500           GA           80.00        01-Oct-2005        127,120.00        124,563.21
        Group I                 3000005398           NC           80.00        01-Sep-2005        343,000.00        343,000.00
        Group I                 3000005889           NC           80.00        01-Oct-2005        128,240.00        128,167.20
        Group I                 3062209237           NY           70.00        01-Aug-2005        138,600.00        135,981.91
        Group I                 5002000537           AZ           80.00        01-Sep-2005        116,000.00        113,512.26
        Group I                 5051650098           GA           80.00        01-Sep-2005        108,000.00        108,000.00
        Group I                 5190450046           GA           80.00        01-Oct-2005        126,400.00        126,400.00
        Group I                 5253050027           NC           80.00        01-Sep-2005        135,560.00        135,559.66
        Group I                 9050713083           TX           80.00        01-Oct-2005         81,439.00         81,438.00
       Group II-1               0002290258           CO           79.50        01-Oct-2005        142,047.00        142,007.05
       Group II-1               0011860012           MO           80.00        01-Jul-2005        160,000.00        159,895.52
       Group II-1               0024050081           CA           80.00        01-Oct-2005        163,200.00        163,200.00
       Group II-2               0000458330           AL           80.00        01-Oct-2005        180,960.00        180,960.00
       Group II-2               0000512708           AZ           79.98        01-Oct-2005        226,300.00        225,455.71
       Group II-2               0002240325           AZ           80.00        01-Oct-2005        234,400.00        234,336.52
       Group II-2               0002384374           MD           80.00        01-Oct-2005        300,080.00        300,080.00
       Group II-2               0011730272           FL           80.00        01-Oct-2005        112,800.00        112,799.88
       Group II-2               0019705303           CO           79.66        01-Sep-2005        239,000.00        239,000.00
       Group II-2               0079712493           MD           80.00        01-Aug-2005        308,000.00        308,000.00
       Group II-2               1560000050           MI           80.00        01-Aug-2005        140,000.00        139,981.94
       Group II-2               2300872912           WA           75.00        01-Sep-2005        183,675.00        179,332.78
       Group II-2               4675333480           CO           80.00        01-Aug-2005        147,200.00        147,200.00
       Group II-2               5057850119           GA           80.00        01-Sep-2005        196,312.00        196,312.00
       Group II-3               0108764528           MD           74.00        01-Sep-2005        444,000.00        443,814.12
       Group II-3               0220207824           WA           80.00        01-Aug-2005        960,000.00        960,000.00
       Group II-3               9815061502           GA           75.00        01-Aug-2005        637,500.00        637,500.00
       Group II-4               0079761284           CA           73.87        01-Sep-2005        619,000.00        618,040.37
       Group II-4               0094432854           AZ           80.00        01-Oct-2005        424,000.00        421,500.00
       Group II-4               0110351179           VA           80.00        01-Oct-2005        396,000.00        396,000.00
       Group II-4               0111076305           CA           80.00        01-Oct-2005        460,000.00        460,000.00
       Group II-4               0112727237           VA           80.00        01-Oct-2005        388,000.00        388,000.00
       Group II-4               0400001026           VA           80.00        01-Aug-2005        362,656.00        353,272.61
       Group II-5               0000003874           MN           67.50        01-Aug-2005        405,000.00        403,812.42
       Group II-5               0004047958           VA           60.70        01-Jul-2005        400,000.00        400,000.00
       Group II-5               0028734101           VA          100.00        01-Jul-2005        159,900.00        157,337.68
       Group II-5               0112884591           MD           80.00        01-Oct-2005        398,800.00        398,625.73
       Group II-5               5234200003           GA           95.00        01-Jun-2005        113,999.00        112,290.04
       Group II-6               0108039611           CA           80.00        01-Sep-2005        572,000.00        572,000.00
       Group II-6               0109986512           CA           80.00        01-Oct-2005      1,367,200.00      1,367,200.00
       Group II-6               0112468240           FL           80.00        01-Oct-2005        423,200.00        423,200.00

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                        Current
                                     Loan                PIF             Months            Loan       Original
         Group                     Number               Type         Delinquent            Rate           Term       Seasoning

        Group I                0000062243       Loan Paid in Full           0              7.125%          360              23
        Group I                0000113774             Liquidation           10             7.000%          360              23
        Group I                0000138235             Liquidation           7              6.625%          360              25
        Group I                0000303594       Loan Paid in Full           0              7.125%          360              23
        Group I                0000393827       Loan Paid in Full           0              8.125%          360              24
        Group I                0000414144       Loan Paid in Full           0              5.875%          360              23
        Group I                0000424591             Liquidation           15             7.500%          360              23
        Group I                0000427828             Liquidation           9              7.125%          360              23
        Group I                0002382247             Liquidation           12             7.250%          360              23
        Group I                0005703331       Loan Paid in Full           0              6.875%          360              22
        Group I                0008414157       Loan Paid in Full           0              5.875%          360              22
        Group I                0010027063       Loan Paid in Full          (1)             6.875%          360              23
        Group I                0010102390       Loan Paid in Full           0              6.625%          360              24
        Group I                0011707130       Loan Paid in Full           0              6.625%          360              23
        Group I                0011880895       Loan Paid in Full           0              7.250%          360              24
        Group I                0015400231             Liquidation           13             6.625%          360              22
        Group I                0025070072       Loan Paid in Full           0              7.125%          360              23
        Group I                0025070225       Loan Paid in Full           0              6.625%          360              23
        Group I                0040042082       Loan Paid in Full           0              5.625%          360              23
        Group I                0079732665       Loan Paid in Full           0              8.125%          360              25
        Group I                0087543997       Loan Paid in Full          (1)             5.750%          360              23
        Group I                0087567582       Loan Paid in Full          (1)             5.875%          360              22
        Group I                0090149632       Loan Paid in Full          (1)             6.250%          360              23
        Group I                0112036479       Loan Paid in Full          (1)             7.250%          360              22
        Group I                0112775814             Liquidation           17             6.875%          360              22
        Group I                0113488082       Loan Paid in Full           0              6.500%          360              22
        Group I                0113518552       Loan Paid in Full          (1)             6.625%          360              22
        Group I                0330180537       Loan Paid in Full           0              6.500%          360              22
        Group I                0507000145             Liquidation           12             7.500%          360              23
        Group I                2300866712             Liquidation           11             6.750%          360              23
        Group I                2815080500       Loan Paid in Full           0              7.000%          360              22
        Group I                3000005398       Loan Paid in Full           0              7.750%          360              23
        Group I                3000005889             Liquidation           5              6.750%          360              22
        Group I                3062209237       Loan Paid in Full           0             10.750%          360              24
        Group I                5002000537       Loan Paid in Full           0              7.000%          360              23
        Group I                5051650098       Loan Paid in Full           0              7.000%          360              23
        Group I                5190450046       Loan Paid in Full           0              8.000%          360              22
        Group I                5253050027       Loan Paid in Full          (1)             6.750%          360              23
        Group I                9050713083       Loan Paid in Full           0              6.875%          360              22
       Group II-1              0002290258       Loan Paid in Full           0              6.750%          360              22
       Group II-1              0011860012             Liquidation           11             6.500%          360              25
       Group II-1              0024050081       Loan Paid in Full           0              6.500%          360              22
       Group II-2              0000458330       Loan Paid in Full           0              6.125%          360              22
       Group II-2              0000512708       Loan Paid in Full           0              6.500%          360              22
       Group II-2              0002240325       Loan Paid in Full           0              6.500%          360              22
       Group II-2              0002384374       Loan Paid in Full           0              6.500%          360              22
       Group II-2              0011730272       Loan Paid in Full          (1)             6.375%          360              22
       Group II-2              0019705303       Loan Paid in Full           0              6.375%          360              23
       Group II-2              0079712493       Loan Paid in Full           1              6.125%          360              24
       Group II-2              1560000050       Loan Paid in Full           0              5.500%          360              24
       Group II-2              2300872912       Loan Paid in Full           0              6.375%          360              23
       Group II-2              4675333480       Loan Paid in Full           0              5.875%          360              24
       Group II-2              5057850119       Loan Paid in Full           0              5.625%          360              23
       Group II-3              0108764528       Loan Paid in Full           0              5.875%          360              23
       Group II-3              0220207824       Loan Paid in Full           0              5.500%          360              24
       Group II-3              9815061502       Loan Paid in Full           4              6.250%          360              24
       Group II-4              0079761284       Loan Paid in Full           0              5.750%          360              23
       Group II-4              0094432854       Loan Paid in Full          (1)             5.125%          360              22
       Group II-4              0110351179             Liquidation           13             6.000%          360              22
       Group II-4              0111076305       Loan Paid in Full           0              6.250%          360              22
       Group II-4              0112727237             Liquidation           7              6.375%          360              22
       Group II-4              0400001026       Loan Paid in Full           0              6.125%          360              24
       Group II-5              0000003874       Loan Paid in Full           0              6.375%          360              24
       Group II-5              0004047958       Loan Paid in Full           0              5.625%          360              25
       Group II-5              0028734101       Loan Paid in Full           0              6.250%          360              25
       Group II-5              0112884591       Loan Paid in Full           0              6.000%          360              22
       Group II-5              5234200003       Loan Paid in Full           0              6.000%          360              26
       Group II-6              0108039611       Loan Paid in Full           0              6.500%          360              23
       Group II-6              0109986512       Loan Paid in Full          (1)             6.500%          360              22
       Group II-6              0112468240       Loan Paid in Full           2              6.125%          360              22

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.321%       Current Month             14.752%        Current Month                 322.325%
     3 Month Average          1.682%       3 Month Average           18.283%        3 Month Average               418.322%
     12 Month Average         2.312%       12 Month Average          20.300%        12 Month Average              628.711%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      34.675%       21.446%                          Sep-2006   1,459.089%    2,525.537%
         Oct-2006      16.616%       21.769%                          Oct-2006     645.173%    1,980.675%
         Nov-2006      24.739%       22.187%                          Nov-2006     891.282%    1,619.454%
         Dec-2006      19.771%       21.843%                          Dec-2006     664.416%    1,329.494%
         Jan-2007      20.775%       21.820%                          Jan-2007     654.237%    1,158.497%
         Feb-2007      20.663%       22.320%                          Feb-2007     612.021%    1,084.534%
         Mar-2007      16.229%       22.000%                          Mar-2007     453.748%      980.374%
         Apr-2007      16.928%       21.444%                          Apr-2007     448.174%      875.120%
         May-2007      18.351%       21.100%                          May-2007     461.429%      794.851%
         Jun-2007      15.115%       21.150%                          Jun-2007     361.855%      756.960%
         Jul-2007      24.982%       20.746%                          Jul-2007     570.785%      678.824%
         Aug-2007      14.752%       20.300%                          Aug-2007     322.325%      628.711%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I
     SMM                                   CPR                                      PSA

     Current Month            2.415%       Current Month             25.422%        Current Month                 558.243%
     3 Month Average          2.781%       3 Month Average           28.543%        3 Month Average               656.006%
     12 Month Average         3.412%       12 Month Average          27.789%        12 Month Average              859.086%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      46.322%       31.262%                          Sep-2006   1,966.185%    3,737.828%
         Oct-2006      25.500%       32.064%                          Oct-2006     998.093%    2,992.152%
         Nov-2006      32.149%       32.376%                          Nov-2006   1,166.390%    2,428.665%
         Dec-2006      22.742%       31.543%                          Dec-2006     769.262%    2,003.170%
         Jan-2007      25.223%       30.898%                          Jan-2007     799.673%    1,706.457%
         Feb-2007      29.741%       31.426%                          Feb-2007     886.604%    1,576.386%
         Mar-2007      17.206%       30.006%                          Mar-2007     483.974%    1,369.809%
         Apr-2007      24.458%       29.272%                          Apr-2007     651.418%    1,219.683%
         May-2007      24.497%       28.713%                          May-2007     619.414%    1,104.274%
         Jun-2007      24.464%       29.072%                          Jun-2007     588.901%    1,057.779%
         Jul-2007      35.742%       28.308%                          Jul-2007     820.874%      934.947%
         Aug-2007      25.422%       27.789%                          Aug-2007     558.243%      859.086%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-1
     SMM                                   CPR                                      PSA

     Current Month            0.316%       Current Month              3.726%        Current Month                  80.895%
     3 Month Average          1.195%       3 Month Average           13.146%        3 Month Average               302.177%
     12 Month Average         2.167%       12 Month Average          19.525%        12 Month Average              630.563%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      45.439%       24.224%                          Sep-2006   1,893.317%    2,684.916%
         Oct-2006      20.353%       24.486%                          Oct-2006     783.219%    2,044.056%
         Nov-2006      34.212%       25.812%                          Nov-2006   1,221.622%    1,768.193%
         Dec-2006      18.957%       25.056%                          Dec-2006     631.782%    1,433.167%
         Jan-2007      20.897%       25.245%                          Jan-2007     652.526%    1,294.552%
         Feb-2007       8.867%       24.930%                          Feb-2007     260.541%    1,211.513%
         Mar-2007      14.689%       24.799%                          Mar-2007     407.436%    1,133.041%
         Apr-2007      18.711%       23.895%                          Apr-2007     491.604%      999.220%
         May-2007      12.742%       22.885%                          May-2007     318.184%      896.561%
         Jun-2007      13.939%       21.043%                          Jun-2007     331.537%      757.883%
         Jul-2007      21.772%       20.650%                          Jul-2007     494.098%      688.912%
         Aug-2007       3.726%       19.525%                          Aug-2007      80.895%      630.563%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-2
     SMM                                   CPR                                      PSA

     Current Month            0.676%       Current Month              7.813%        Current Month                 169.656%
     3 Month Average          1.199%       3 Month Average           13.279%        3 Month Average               302.573%
     12 Month Average         1.744%       12 Month Average          15.919%        12 Month Average              486.170%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      22.600%       14.292%                          Sep-2006     938.596%    1,455.471%
         Oct-2006      16.420%       15.031%                          Oct-2006     629.812%    1,210.292%
         Nov-2006      16.039%       15.476%                          Nov-2006     571.449%    1,040.847%
         Dec-2006      20.499%       16.124%                          Dec-2006     681.802%      924.109%
         Jan-2007      15.992%       16.544%                          Jan-2007     498.807%      853.336%
         Feb-2007      12.885%       16.730%                          Feb-2007     378.237%      797.023%
         Mar-2007      15.255%       16.897%                          Mar-2007     423.117%      741.135%
         Apr-2007      13.725%       16.390%                          Apr-2007     360.607%      654.109%
         May-2007      17.783%       16.417%                          May-2007     443.900%      600.617%
         Jun-2007      10.314%       16.461%                          Jun-2007     245.231%      575.973%
         Jul-2007      21.708%       16.255%                          Jul-2007     492.832%      516.716%
         Aug-2007       7.813%       15.919%                          Aug-2007     169.656%      486.170%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-3
     SMM                                   CPR                                      PSA

     Current Month            1.664%       Current Month             18.236%        Current Month                 390.088%
     3 Month Average          2.283%       3 Month Average           22.466%        3 Month Average               497.713%
     12 Month Average         2.626%       12 Month Average          21.029%        12 Month Average              637.600%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      45.924%       15.612%                          Sep-2006   1,859.269%    1,329.671%
         Oct-2006      19.855%       16.890%                          Oct-2006     744.029%    1,257.381%
         Nov-2006      15.984%       17.439%                          Nov-2006     557.046%    1,140.689%
         Dec-2006      17.167%       16.477%                          Dec-2006     558.858%      833.992%
         Jan-2007      29.825%       18.594%                          Jan-2007     910.866%      867.990%
         Feb-2007      19.133%       19.524%                          Feb-2007     550.689%      852.262%
         Mar-2007      19.859%       20.498%                          Mar-2007     540.070%      843.953%
         Apr-2007      12.189%       19.316%                          Apr-2007     314.226%      721.545%
         May-2007       5.018%       18.774%                          May-2007     123.013%      674.565%
         Jun-2007       4.640%       18.394%                          Jun-2007     108.411%      642.730%
         Jul-2007      44.523%       20.575%                          Jul-2007     994.640%      651.923%
         Aug-2007      18.236%       21.029%                          Aug-2007     390.088%      637.600%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-4
     SMM                                   CPR                                      PSA

     Current Month            1.835%       Current Month             19.924%        Current Month                 433.401%
     3 Month Average          1.536%       3 Month Average           16.923%        3 Month Average               384.337%
     12 Month Average         2.271%       12 Month Average          20.115%        12 Month Average              616.359%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      35.856%       20.862%                          Sep-2006   1,496.517%    2,375.148%
         Oct-2006       6.767%       20.178%                          Oct-2006     260.752%    1,782.885%
         Nov-2006      29.068%       21.037%                          Nov-2006   1,041.657%    1,482.118%
         Dec-2006      21.854%       20.863%                          Dec-2006     731.445%    1,211.843%
         Jan-2007      21.104%       21.272%                          Jan-2007     661.709%    1,099.270%
         Feb-2007      19.701%       21.564%                          Feb-2007     581.219%    1,013.302%
         Mar-2007      14.496%       21.826%                          Mar-2007     403.840%      968.462%
         Apr-2007      15.196%       21.110%                          Apr-2007     400.906%      860.897%
         May-2007      26.570%       21.043%                          May-2007     665.251%      773.940%
         Jun-2007      16.443%       21.940%                          Jun-2007     391.972%      780.341%
         Jul-2007      14.401%       19.968%                          Jul-2007     327.639%      649.113%
         Aug-2007      19.924%       20.115%                          Aug-2007     433.401%      616.359%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-5
     SMM                                   CPR                                      PSA

     Current Month            1.062%       Current Month             12.023%        Current Month                 259.404%
     3 Month Average          1.198%       3 Month Average           13.451%        3 Month Average               304.794%
     12 Month Average         1.664%       12 Month Average          14.831%        12 Month Average              450.430%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      28.890%       14.346%                          Sep-2006   1,191.546%    1,258.471%
         Oct-2006       3.408%       14.532%                          Oct-2006     129.903%    1,220.813%
         Nov-2006      18.470%       15.065%                          Nov-2006     654.356%    1,026.016%
         Dec-2006       9.393%       15.000%                          Dec-2006     310.581%      911.795%
         Jan-2007      14.185%       14.584%                          Jan-2007     439.657%      750.321%
         Feb-2007      26.453%       16.426%                          Feb-2007     771.200%      778.546%
         Mar-2007      24.102%       17.140%                          Mar-2007     663.440%      726.783%
         Apr-2007      11.635%       16.780%                          Apr-2007     303.377%      657.857%
         May-2007       1.078%       15.235%                          May-2007      26.713%      558.837%
         Jun-2007      15.413%       16.088%                          Jun-2007     363.835%      565.370%
         Jul-2007      12.917%       14.810%                          Jul-2007     291.144%      473.056%
         Aug-2007      12.023%       14.831%                          Aug-2007     259.404%      450.430%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-6
     SMM                                   CPR                                      PSA

     Current Month            0.840%       Current Month              9.623%        Current Month                 214.505%
     3 Month Average          1.016%       3 Month Average           11.509%        3 Month Average               269.216%
     12 Month Average         1.637%       12 Month Average          15.300%        12 Month Average              477.830%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      15.508%       14.188%                          Sep-2006     677.115%    3,253.353%
         Oct-2006       9.301%       13.580%                          Oct-2006     373.554%    1,728.125%
         Nov-2006      21.024%       13.577%                          Nov-2006     781.643%    1,185.445%
         Dec-2006      19.473%       13.588%                          Dec-2006     673.995%      911.816%
         Jan-2007      18.003%       13.439%                          Jan-2007     582.921%      721.502%
         Feb-2007      19.265%       14.184%                          Feb-2007     585.877%      673.734%
         Mar-2007      12.234%       14.081%                          Mar-2007     350.743%      600.010%
         Apr-2007      13.356%       14.621%                          Apr-2007     362.146%      585.805%
         May-2007      20.912%       15.219%                          May-2007     538.317%      553.804%
         Jun-2007      10.513%       15.582%                          Jun-2007     257.350%      544.932%
         Jul-2007      14.391%       16.044%                          Jul-2007     335.794%      533.870%
         Aug-2007       9.623%       15.300%                          Aug-2007     214.505%      477.830%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                     Modifications
                           Beginning            Current
             Loan          Scheduled          Scheduled        Prior     Modified             Prior            Modified
           Number            Balance            Balance         Rate         Rate            Payment            Payment

                                         No Modifications this Period

                                                          Substitutions
                              Loans Repurchased                                          Loans Substituted

                          Current                                                          Current
            Loan        Scheduled     Current          Current             Loan           Scheduled    Current           Current
          Number          Balance        Rate          Payment           Number             Balance       Rate           Payment

                                                 No Substitutions this Period

                                  Repurchases

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

                           No Repurchases this Period

                                       Breaches

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

                             No Breaches this Period

                     Interest Rate Stratification

                                Summary                                                       Group I

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 3.500             0                0.00            0.000               0               0.00            0.000
     3.500    3.749             1          480,000.00            0.030               0               0.00            0.000
     3.750    3.999             0                0.00            0.000               0               0.00            0.000
     4.000    4.249             1          399,860.20            0.025               0               0.00            0.000
     4.250    4.499             3        1,152,994.90            0.072               0               0.00            0.000
     4.500    4.749             7        2,932,957.11            0.183               0               0.00            0.000
     4.750    4.999            23       10,441,436.65            0.650               0               0.00            0.000
     5.000    5.249            55       17,157,932.22            1.068               2         695,120.00            0.173
     5.250    5.499           169       59,271,426.50            3.689               5       1,258,387.97            0.314
     5.500    5.749           406      142,650,077.77            8.879              17       4,795,653.06            1.197
     5.750    5.999           967      331,549,185.20           20.637              27      10,298,248.68            2.570
     6.000    6.249           712      230,517,496.08           14.348              21       5,048,038.18            1.260
     6.250    6.499           815      252,882,218.07           15.741              16       5,395,767.17            1.346
     6.500    6.749           768      216,211,890.09           13.458             302      83,578,029.39           20.855
     6.750    6.999           614      157,022,334.03            9.774             534     125,991,733.41           31.439
     7.000    7.249           330       74,119,645.05            4.614             297      64,505,743.35           16.096
     7.250    7.499           269       59,745,008.01            3.719             253      55,486,210.37           13.846
     7.500    7.749           160       35,698,670.63            2.222             142      30,943,168.06            7.721
     7.750    7.999            43       11,051,876.36            0.688              40      10,327,119.86            2.577
     8.000    8.249             3          830,728.92            0.052               2         459,200.00            0.115
     8.250    8.499             4          722,813.69            0.045               2         242,090.05            0.060
     8.500    8.749             0                0.00            0.000               0               0.00            0.000
     8.750    8.999             2          968,000.00            0.060               2         968,000.00            0.242
     9.000    9.249             0                0.00            0.000               0               0.00            0.000
     9.250    9.499             1          294,286.52            0.018               1         294,286.52            0.073
     9.500    9.749             1           99,200.00            0.006               1          99,200.00            0.025
     9.750    9.999             1           83,562.56            0.005               1          83,562.56            0.021
 >= 10.000                      3          280,691.06            0.017               3         280,691.06            0.070
              Total         5,358    1,606,564,291.62          100.000           1,668     400,750,249.69          100.000

               Interest Rate Stratification (continued)

                              Group II-1                                                      Group II-2

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.749             1          480,000.00            0.301                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                0               0.00            0.000
     4.250    4.499             2          962,798.90            0.604                1         190,196.00            0.056
     4.500    4.749             3          791,908.23            0.497                1         196,380.00            0.058
     4.750    4.999             8        3,189,842.27            2.000                5         960,149.10            0.284
     5.000    5.249            13        4,143,294.56            2.598               25       5,755,095.84            1.705
     5.250    5.499            29        8,349,568.43            5.235               65      13,133,678.36            3.891
     5.500    5.749            35       12,876,451.05            8.073              174      35,466,363.55           10.507
     5.750    5.999           100       33,929,849.09           21.273              427      82,107,391.02           24.324
     6.000    6.249            86       30,883,531.00           19.363              347      64,760,664.45           19.185
     6.250    6.499            82       25,337,679.22           15.886              446      82,999,506.43           24.588
     6.500    6.749            57       16,930,140.89           10.615              284      51,846,780.00           15.359
     6.750    6.999            38       12,545,748.26            7.866                0               0.00            0.000
     7.000    7.249            21        4,024,893.73            2.523                0               0.00            0.000
     7.250    7.499             9        2,160,451.44            1.355                0               0.00            0.000
     7.500    7.749            12        2,254,717.31            1.414                0               0.00            0.000
     7.750    7.999             1          184,020.16            0.115                1         144,436.34            0.043
     8.000    8.249             1          371,528.92            0.233                0               0.00            0.000
     8.250    8.499             1           80,723.64            0.051                0               0.00            0.000
     8.500    8.749             0                0.00            0.000                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             0                0.00            0.000                0               0.00            0.000
     9.250    9.499             0                0.00            0.000                0               0.00            0.000
     9.500    9.749             0                0.00            0.000                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
 >= 10.000                      0                0.00            0.000                0               0.00            0.000
              Total           499      159,497,147.10          100.000            1,776     337,560,641.09          100.000

               Interest Rate Stratification (continued)

                              Group II-3                                                      Group II-4

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.749             0                0.00            0.000                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                1         399,860.20            0.281
     4.250    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.749             0                0.00            0.000                3       1,944,668.88            1.366
     4.750    4.999             0                0.00            0.000                7       4,247,615.91            2.984
     5.000    5.249             0                0.00            0.000                9       5,077,607.81            3.567
     5.250    5.499            18       11,767,603.70            9.721               18       9,612,685.37            6.752
     5.500    5.749            35       21,322,523.41           17.614               34      16,983,319.11           11.930
     5.750    5.999            50       28,056,566.11           23.177               64      35,107,175.97           24.661
     6.000    6.249            35       21,439,223.92           17.710               51      26,080,629.20           18.320
     6.250    6.499            44       23,566,880.80           19.468               59      31,498,228.93           22.126
     6.500    6.749            23       14,651,339.93           12.103               20      11,172,550.75            7.848
     6.750    6.999             3          251,000.00            0.207                1         234,135.23            0.164
     7.000    7.249             0                0.00            0.000                0               0.00            0.000
     7.250    7.499             0                0.00            0.000                0               0.00            0.000
     7.500    7.749             0                0.00            0.000                0               0.00            0.000
     7.750    7.999             0                0.00            0.000                0               0.00            0.000
     8.000    8.249             0                0.00            0.000                0               0.00            0.000
     8.250    8.499             0                0.00            0.000                0               0.00            0.000
     8.500    8.749             0                0.00            0.000                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             0                0.00            0.000                0               0.00            0.000
     9.250    9.499             0                0.00            0.000                0               0.00            0.000
     9.500    9.749             0                0.00            0.000                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
 >= 10.000                      0                0.00            0.000                0               0.00            0.000
              Total           208      121,055,137.87          100.000              267     142,358,477.36          100.000

               Interest Rate Stratification (continued)

                              Group II-5                                                      Group II-6

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.749             0                0.00            0.000                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                0               0.00            0.000
     4.250    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.749             0                0.00            0.000                0               0.00            0.000
     4.750    4.999             2        1,155,829.37            0.835                1         888,000.00            0.289
     5.000    5.249             6        1,486,814.01            1.074                0               0.00            0.000
     5.250    5.499            21        6,029,578.07            4.354               13       9,119,924.60            2.972
     5.500    5.749            61       20,441,813.04           14.761               50      30,763,954.55           10.026
     5.750    5.999           134       45,222,030.78           32.654              165      96,827,923.55           31.555
     6.000    6.249            67       21,998,452.51           15.885              105      60,306,956.82           19.653
     6.250    6.499            55       22,161,833.10           16.003              113      61,922,322.42           20.180
     6.500    6.749            34       13,147,521.48            9.494               48      24,885,527.65            8.110
     6.750    6.999            12        3,679,710.62            2.657               26      14,320,006.51            4.667
     7.000    7.249             3          997,993.90            0.721                9       4,591,014.07            1.496
     7.250    7.499             4          658,291.39            0.475                3       1,440,054.81            0.469
     7.500    7.749             3        1,507,082.46            1.088                3         993,702.80            0.324
     7.750    7.999             0                0.00            0.000                1         396,300.00            0.129
     8.000    8.249             0                0.00            0.000                0               0.00            0.000
     8.250    8.499             0                0.00            0.000                1         400,000.00            0.130
     8.500    8.749             0                0.00            0.000                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             0                0.00            0.000                0               0.00            0.000
     9.250    9.499             0                0.00            0.000                0               0.00            0.000
     9.500    9.749             0                0.00            0.000                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
 >= 10.000                      0                0.00            0.000                0               0.00            0.000
              Total           402      138,486,950.73          100.000              538     306,855,687.78          100.000

Exhibit 6                      Prospectus Supplement and Prospectus

The Prospectus dated December 20, 2004, Prospectus Supplement dated September 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates, Series 2005-9, Class II-3A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-30.  These documents are available at the following links:
http://sec.gov/Archives/edgar/data/1243106/000112528205005084/b409035_424b5.txt

Annex IV

Annex IV

$95,879,190

Bear Stearns ALT-A Trust 2005-10, Class II-5A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ALT-A Trust 2005-10, Class II-5A-1 Certificates. The supplementary disclosure of the Bear Stearns ALT-A Trust 2005-10, Class II-5A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated December 28, 2005 and the prospectus dated December 20, 2004 attached together as Exhibit 6 (the “BSALTA 2005-10 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSALTA 2005-10 Prospectus you should rely upon the information provided in this annex.

All references to the “Issuer” or the “Trust” in the BSALTA 2005-10 Prospectus shall mean the “Issuing Entity”.

Capitalized terms used in this Annex IV and not otherwise defined shall have the meanings assigned to them in the BSALTA 2005-10 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II-5

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	507	$40,951,540	3.06%
100,001 - 200,000	2,601	392,305,052	29.27
200,001 - 300,000	1,495	363,205,697	27.10
300,001 - 350,000	356	114,785,941	8.56
350,001 - 400,000	259	94,233,614	7.03
400,001 - 450,000	118	49,715,125	3.71
450,001 - 500,000	88	41,953,940	3.13
500,001 - 550,000	59	31,058,410	2.32
550,001 - 600,000	47	26,822,774	2.00
600,001 - 650,000	50	31,461,088	2.35
650,001 - 700,000	15	10,120,103	0.76
700,001 - 800,000	29	21,637,766	1.61
800,001 - 900,000	16	13,571,735	1.01
900,001 - 1,000,000	38	36,671,267	2.74
1,000,001 - 1,100,000	4	4,160,074	0.31
1,100,001 - 1,200,000	6	6,942,370	0.52
1,200,001 - 1,300,000	9	11,423,610	0.85
1,300,001 - 1,400,000	5	6,852,453	0.51
1,400,001 - 1,500,000	12	17,528,031	1.31
1,500,001 +	14	24,965,103	1.86
Total :	5,728	$1,340,365,692	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II-5

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	523	$42,281,224	3.15%
100,001 - 200,000	2,610	394,974,052	29.47
200,001 - 300,000	1,483	362,193,826	27.02
300,001 - 350,000	358	115,943,125	8.65
350,001 - 400,000	247	91,032,965	6.79
400,001 - 450,000	118	50,093,275	3.74
450,001 - 500,000	87	41,555,311	3.10
500,001 - 550,000	59	31,107,490	2.32
550,001 - 600,000	46	26,443,194	1.97
600,001 - 650,000	51	32,153,374	2.40
650,001 - 700,000	15	10,120,103	0.76
700,001 - 800,000	28	20,988,215	1.57
800,001 - 900,000	17	14,436,745	1.08
900,001 - 1,000,000	36	35,171,153	2.62
1,000,001 - 1,100,000	4	4,160,074	0.31
1,100,001 - 1,200,000	7	8,139,912	0.61
1,200,001 - 1,300,000	8	10,226,068	0.76
1,300,001 - 1,400,000	5	6,852,453	0.51
1,400,001 - 1,500,000	13	19,022,456	1.42
1,500,001 +	13	23,470,678	1.75
Total :	5,728	$1,340,365,692	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II-5

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
4.000 - 4.249	1	$183,500	0.01%
4.500 - 4.749	2	415,312	0.03
4.750 - 4.999	10	2,293,196	0.17
5.000 - 5.249	19	5,538,273	0.41
5.250 - 5.499	88	24,065,945	1.80
5.500 - 5.749	256	66,148,042	4.94
5.750 - 5.999	549	137,193,279	10.24
6.000 - 6.249	625	142,580,773	10.64
6.250 - 6.499	975	230,832,939	17.22
6.500 - 6.749	1,066	246,073,673	18.36
6.750 - 6.999	1,085	251,143,374	18.74
7.000 - 7.249	632	140,706,188	10.50
7.250 - 7.499	388	86,800,823	6.48
7.500 - 7.749	12	2,396,010	0.18
7.750 - 7.999	13	2,722,334	0.20
8.000 - 8.249	2	169,972	0.01
8.250 - 8.499	5	1,102,061	0.08
Total :	5,728	$1,340,365,692	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-5

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	16	$2,728,189	0.20%
30.01 - 40.00	26	4,443,810	0.33
40.01 - 50.00	69	17,783,673	1.33
50.01 - 55.00	44	9,452,455	0.71
55.01 - 60.00	70	20,930,771	1.56
60.01 - 65.00	307	100,501,376	7.50
65.01 - 70.00	267	87,786,897	6.55
70.01 - 75.00	378	114,531,212	8.54
75.01 - 80.00	4,462	963,956,770	71.92
80.01 - 85.00	18	3,849,543	0.29
85.01 - 90.00	50	10,258,824	0.77
90.01 - 95.00	20	3,866,928	0.29
95.01 - 100.00	1	275,243	0.02
Total :	5,728	$1,340,365,692	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II-5

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AK	2	$745,474	0.06%
AL	41	7,850,700	0.59
AR	3	385,422	0.03
AZ	859	190,041,720	14.18
CA	682	267,134,343	19.93
CO	282	62,846,750	4.69
CT	13	3,039,073	0.23
DC	9	2,444,561	0.18
DE	11	2,359,405	0.18
FL	763	158,942,314	11.86
GA	600	92,345,548	6.89
HI	10	8,339,034	0.62
IA	8	837,550	0.06
ID	22	2,702,624	0.20
IL	158	28,429,968	2.12
IN	25	3,860,077	0.29
KS	4	398,555	0.03
KY	26	4,644,511	0.35
LA	11	1,656,562	0.12
MA	36	10,161,614	0.76
MD	202	54,965,139	4.10
MI	91	17,097,981	1.28
MN	260	47,174,579	3.52
MO	23	3,096,311	0.23
MS	3	591,645	0.04
MT	8	972,936	0.07
NC	77	13,416,786	1.00
ND	1	149,987	0.01
NE	1	113,404	0.01
NH	8	1,701,158	0.13
NJ	81	24,720,069	1.84
NM	32	5,478,156	0.41
NV	277	69,333,619	5.17
NY	33	15,822,799	1.18
OH	71	11,767,459	0.88
OK	5	938,896	0.07
OR	53	12,020,625	0.90
PA	49	12,920,057	0.96
SC	84	13,604,285	1.01
SD	1	152,800	0.01
TN	46	7,488,356	0.56
TX	235	34,580,562	2.58
UT	57	12,213,167	0.91
VA	313	95,742,500	7.14
VT	5	905,930	0.07
WA	124	29,853,108	2.23
WI	7	935,469	0.07
WV	16	3,442,104	0.26
Total :	5,728	$1,340,365,692	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-5

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N/A	56	$10,122,037	0.76%
600 - 619	1	99,994	0.01
620 - 639	288	71,869,118	5.36
640 - 659	483	114,647,250	8.55
660 - 679	720	171,110,784	12.77
680 - 699	987	236,376,469	17.64
700 - 719	860	194,519,607	14.51
720 - 739	764	184,486,286	13.76
740 - 759	637	149,870,975	11.18
760 - 779	523	121,806,975	9.09
780 - 799	298	62,417,698	4.66
800 - 819	111	23,038,500	1.72
Total :	5,728	$1,340,365,692	100.00%

Property Type of the Mortgage Loans in Loan Group II-5

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	725	$142,737,400	10.65%
2-4 Family	312	79,596,346	5.94
PUD	1,974	457,219,450	34.11
Single Family	2,675	652,380,577	48.67
Townhouse	42	8,431,920	0.63
Total :	5,728	$1,340,365,692	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II-5

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	1,840	$335,166,033	25.01%
Owner Occupied	3,401	894,035,886	66.70
Second Home	487	111,163,773	8.29
Total :	5,728	$1,340,365,692	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-5

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	754	$227,123,633	16.94%
Purchase	4,702	1,045,718,555	78.02
Rate-Term Refinance	272	67,523,504	5.04
Total :	5,728	$1,340,365,692	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-5

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	1,518	$296,330,545	22.11%
Limited	3,679	924,786,041	69.00
No	531	119,249,106	8.90
Total :	5,728	$1,340,365,692	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-5

Original Terms to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
360	5,728	$1,340,365,692	100.00%
Total :	5,728	$1,340,365,692	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-5

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
300 - 359	5,728	$1,340,365,692	100.00%
Total :	5,728	$1,340,365,692	100.00%

Index of the Mortgage Loans in Loan Group II-5

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6 Mth Libor	5,564	$1,288,605,884	96.14%
1 Yr Libor	163	51,691,584	3.86
1 Yr Treasury	1	68,225	0.01
Total :	5,728	$1,340,365,692	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II-5

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 3	1	$202,907	0.02%
7 - 9	8	1,791,964	0.13
10 - 12	146	31,783,336	2.37
13 - 15	231	59,594,962	4.45
16 - 18	3	441,726	0.03
28 - 30	1	584,851	0.04
31 - 33	15	5,372,034	0.40
34 - 36	616	137,932,662	10.29
37 - 39	4,571	1,064,989,564	79.46
40 - 42	136	37,671,688	2.81
Total :	5,728	$1,340,365,692	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-5

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.000 - 9.750	4	$1,028,420	0.08%
9.751 - 10.000	6	1,306,913	0.10
10.001 - 10.250	33	11,401,247	0.85
10.251 - 10.500	109	27,832,974	2.08
10.501 - 10.750	239	59,657,919	4.45
10.751 - 11.000	506	115,530,124	8.62
11.001 - 11.250	648	150,489,096	11.23
11.251 - 11.500	1,050	238,605,972	17.80
11.501 - 11.750	895	210,033,895	15.67
11.751 - 12.000	995	229,541,754	17.13
12.001 - 12.250	740	166,333,757	12.41
12.251 - 12.500	170	40,272,237	3.00
12.501 - 12.750	104	30,544,156	2.28
12.751 - 13.000	126	32,711,691	2.44
13.001 - 13.250	66	18,013,821	1.34
13.251 - 13.500	11	1,330,687	0.10
13.501 - 13.750	13	3,213,347	0.24
13.751 - 14.000	6	899,633	0.07
14.001 - 14.250	4	809,251	0.06
14.251 - 14.500	2	348,800	0.03
15.251 - 15.500	1	460,000	0.03
Total :	5,728	$1,340,365,692	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-5

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
-1.000	1	$460,000	0.03%
1.000	4,791	1,090,820,864	81.38
2.000	931	247,639,092	18.48
4.000	1	275,243	0.02
5.000	3	914,492	0.07
6.000	1	256,000	0.02
Total :	5,728	$1,340,365,692	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II-5

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
-1.000	1	$460,000	0.03%
2.000	140	34,460,612	2.57
3.000	156	35,892,279	2.68
5.000	4,668	1,071,739,976	79.96
6.000	763	197,812,825	14.76
Total :	5,728	$1,340,365,692	100.00%

Gross Margin of the Mortgage Loans in Loan Group II-5

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.001 - 2.500	5,419	$1,277,601,854	95.32%
2.501 - 3.000	198	41,489,451	3.10
3.001 - 3.500	11	3,733,049	0.28
3.501 - 4.000	7	1,371,907	0.10
4.001 - 4.500	3	420,675	0.03
4.501 - 5.000	85	14,791,873	1.10
5.501 - 6.000	3	626,612	0.05
7.001 - 7.500	2	330,272	0.02
Total :	5,728	$1,340,365,692	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II-5

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	515	$96,711,760	7.22%
0 Months	515	96,711,760	7.22
Y	5,213	1,243,653,933	92.78
36 Months	133	30,143,535	2.25
60 Months	906	216,216,386	16.13
120 Months	4,174	997,294,011	74.40
Total :	5,728	$1,340,365,692	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II-5

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	3,288	$774,334,532	57.77%
0 Months	3,288	774,334,532	57.77
Y	2,440	566,031,160	42.23
12 Months	78	17,114,232	1.28
24 Months	29	6,709,704	0.50
36 Months	1,861	422,649,997	31.53
6 Months	463	117,092,267	8.74
60 Months	9	2,464,961	0.18
Total :	5,728	$1,340,365,692	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-5

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	5,564	$1,288,605,884	96.14%
12	164	51,759,809	3.86
Total :	5,728	$1,340,365,692	100.00%

Loan Type of the Mortgage Loans in Loan Group II-5

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
3/27	389	$93,814,895	7.00%
5/25	5,339	1,246,550,798	93.00
Total :	5,728	$1,340,365,692	100.00%

Lien Priority of the Mortgage Loans in Loan Group II-5

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	5,728	$1,340,365,692	100.00%
Total :	5,728	$1,340,365,692	100.00%

Balloon Mortgage Loans in Loan Group II-5

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	5,728	$1,340,365,692	100.00%
Total :	5,728	$1,340,365,692	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II-5

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	5,087	$1,170,952,166	87.36%
1 x 30 Days	107	24,010,437	1.79
1 x 60 Days	67	16,541,204	1.23
1 x 90 Days	56	11,839,414	0.88
2 x 30 Days	34	7,576,813	0.57
2 x 60 Days	4	2,476,800	0.18
2 x 90 Days	53	14,489,299	1.08
3 + x 30 Days	29	6,439,059	0.48
3 + x 60 Days	7	1,603,896	0.12
3 + x 90 Days	284	84,436,607	6.30
Total :	5,728	$1,340,365,692	100.00%

 Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

The Servicer

EMC

EMC will act as the Servicer of the mortgage loans pursuant to the Pooling and Servicing Agreement, referred to herein as the Agreement, dated as of the Cut-off Date, among the Depositor, EMC, in its capacity as Sponsor and Servicer and the Trustee.  Among other things, the Agreement will require that the Servicer accurately and fully report its borrower credit files to credit repositories in a timely manner.

The information set forth in the following paragraphs with respect to the Servicer has been provided by the Servicer. None of the Depositor, the Underwriter, the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

For a further description of EMC, please see "The Sponsor" in this Annex.  EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section of the prospectus supplement.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

•           "performing loans," or performing investment quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

•           "non-performing loans," or non-investment grade, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990.  As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion. From year end 2004 to June 30, 2007 the loan count of EMC’s servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC’s servicing portfolio grew by approximately 190.3%.

Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments.  EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring alternatives are being offered, including different types of loan modifications.  There have been no other appreciable changes to EMC’s servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2004				As of December 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alt-A Arm	19,498	$4,427,820,708	7.96%	15.94%	57,510	$13,625,934,322	12.69%	23.00%
Alt-A Fixed	25,539	4,578,725,473	10.43	16.48	17,680	3,569,563,859	3.90	6.03
PrimeArm	8,311	1,045,610,015	3.39	3.76	7,428	1,010,068,679	1.64	1.71
PrimeFixed	14,560	1,573,271,574	5.95	5.66	15,975	2,140,487,566	3.52	3.61
Seconds	39,486	1,381,961,155	16.13	4.98	155,510	7,164,515,426	34.31	12.10
Subprime	114,436	13,706,363,250	46.74	49.34	142,890	20,373,550,691	31.53	34.40
Other	23,010	1,063,682,459	9.40	3.83	56,216	11,347,144,056	12.40	19.16
Total	244,840	$27,777,434,635	100.00%	100.00%	453,209	$59,231,264,599	100.00%	100.00%

	As of December 31, 2006				As of June 30, 2007
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	52,563	$13,691,917,206	10.87%	19.03%	52,729	$13,832,608,749	10.65%	17.15%
Alt-A Fixed	24,841	5,066,670,855	5.14	7.04	31,561	6,871,224,020	6.37	8.52
Prime Arm	6,374	879,656,182	1.32	1.22	6,260	929,778,835	1.26	1.15
Prime Fixed	14,872	2,152,608,940	3.08	2.99	15,078	2,409,083,088	3.04	2.99
Seconds	169,022	8,428,612,513	34.97	11.71	168,229	8,554,440,442	33.97	10.61
Subprime	132,808	20,106,000,306	27.47	27.94	137,526	22,509,787,024	27.77	27.91
Other	82,918	21,636,703,709	17.15	30.07	83,874	25,542,370,332	16.94	31.67
Total	483,398	$71,962,169,710	100.00%	100.00%	495,257	$80,649,292,489	100.00%	100.00%

Exhibit 3                      Sponsor, Depositor, Securities Administrator and Trustee Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

The Trustee

The Bank of New York, as successor to JPMorgan Chase Bank, National Association shall serve as Trustee.

The Bank of New York, a New York banking Corporation has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.

The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.

The Custodian

Wells Fargo Bank is acting as custodian of the mortgage loan files pursuant to the Custodial Agreement. In that capacity, Wells Fargo Bank is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the Trustee and the Certificateholders.  Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years.  Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah.  As of June 30, 2007, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

Exhibit 4                      Supplementary Regulation AB Disclosure

TRANSACTION STRUCTURE

Mortgagors
originate loans
amount financed
loan payments
Originators
Servicers
purchase loans
loan purchase price
loan payments and monthly reports
Wells Fargo Bank, National Association
Master Servicer
Oversees and monitors servicers
Securities Administrator
Aggregates collections
Calculates cash flows
Remits to investors
Custodian
Holds certain mortgage notes and related mortgage documents
EMC
Sponsor
Purchases loans
Forms pool
asset pool
net offering proceeds
Structured Asset Mortgage Investments II Inc.
Depositor
net offering proceeds
certificates
Bear Stearns & Co. Inc.
Underwriter
Sells certificates to investors
Offering proceeds
asset pool
certificates
Monthly distributions/ Certain proceeds payable under the related Cap Contracts
The Bank of New York
Trustee
Represents investors interests
Bear Stearns ALT-A Trust 2005-10
Issuing entity
Holds pool
Issues certificates
Investors
certificates

STATIC POOL INFORMATION

The depositor will provide static pool information, material to this offering, with respect to the experience of the sponsor in securitizing asset pools of the same type at http://www.bearstearns.com/transactions/sami_ii/bsaat2007-1/.

Information provided through the Internet address above will not be deemed to be a part of this prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) any period before January 1, 2006.

MODIFICATIONS

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the master servicer to be in the best interest of the certificateholders, the master servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure.  However, the master servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following.  Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan. Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan. All capitalizations are to be implemented in accordance with the sponsor’s standards and may be implemented only by the master servicer for that purpose. The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.  No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.  Further, the aggregate current principal balance of all mortgage loans subject to modifications can be no more than five percent (5%) of the aggregate principal balance of the mortgage loans as of the cut off date, but this limit may increase from time to time with the consent of the rating agencies.

Any advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made.  The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued certificate interest (as defined in the prospectus supplement) payable on the offered securities will not be affected by the servicing modification.

EVIDENCE AS TO COMPLIANCE

The pooling and servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”).  The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration.  Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The pooling and servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

The pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in March of each year, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the pooling and servicing agreement or servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement shall specify such failure and the nature and status thereof.  This statement may be provided as a single form making the required statements as to more than one pooling and servicing agreement or servicing agreement.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance may be obtained by certificateholders without charge upon written request to the master servicer at the address of the master servicer set forth above.  These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

REPORTS TO CERTIFICATEHOLDERS

On each distribution date, the securities administrator will make available to each certificateholder, the master servicer, the trustee and the depositor a statement based on information provided by the servicers generally setting forth, among other information (as applicable):

(1)	the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

(2)	the total cash flows received and the general sources thereof;

(3)	the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

(4)
the amount of the related distribution to holders of the offered certificates allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein (by class), (B) the aggregate of all scheduled payments of principal included therein (by class) and (C) any Extra Principal Distribution Amount included therein;

(5)
the amount of such distribution to holders of the offered certificates (by class) allocable to interest and the portion thereof, if any, provided by the Interest Rate Swap Agreement and the Yield Maintenance Agreement and the amount of coverage remaining under either credit enhancement;

(6)	the Interest Carry Forward Amounts and any Basis Risk Shortfall Carry Forward Amounts for the offered certificates (if any);

(7)	the Certificate Principal Balance of the offered certificates before and after giving effect to the distribution of principal and allocation of Applied Realized Loss Amounts on such distribution date;

(8)	the number and Stated Principal Balance of all the mortgage loans in the aggregate for the following distribution date, together with updated pool composition information;

(9)	the Pass-Through Rate for each class of offered certificates for such distribution date and whether such rate was based on an interest rate cap;

(10)
the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances), the aggregate amount of unreimbursed advances at the close of business on the distribution date, and the general source of funds for reimbursements;

(11)
the number and aggregate principal balance of any mortgage loans in the related mortgage pool in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced, and loss information for the period;

(12)	the amount of, if any, of excess cash flow or excess spread and the application of such excess cash flow;

(13)
with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the related Prepayment Period;

(14)
information on loss, delinquency or other tests used for determining early amortization, liquidation, stepdowns or other performance triggers as more completely described in the prospectus supplement and whether the trigger was met;

(15)	the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

(16)	the cumulative Realized Losses through the end of the preceding month;

(17)
the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans,

(18)	if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time;

(19)	material breaches of pool asset representation or warranties or transaction covenants;

(20)	the amount of the Prepayment Charges remitted by the master servicer and the amount on deposit in the reserve fund;

(21)
the amount of any Net Swap Payment payable to the trust, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the trust and any Swap Termination Payment payable to the Swap Provider;

(22)	information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals, if applicable;

(23)
any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select new pool assets; and

(24)
the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts.

LEGAL PROCEEDINGS

There are no material legal proceedings pending against the Sponsor, the Depositor, the Trustee, the Issuing Entity, the Master Servicer, EMC, the Securities Administrator or the Custodians, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Certificateholders.  No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Certificateholders.

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

There are no affiliations between the Sponsor, BSRM the Depositor or the Issuing Entity and any of the Master Servicer, the Trustee, the Cap Counterparty, the Securities Administrator or the Custodians. Wells Fargo Bank is acting as Master Servicer, Securities Administrator, Cap Counterparty and Custodian. There are no affiliations among the Wells Fargo Bank and the Trustee. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Sponsor, the Depositor or the Issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor's understanding of the Certificates, or that relate to the Certificates or the pooled assets. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330.  Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to security holders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as shall have been filed with the Commission will be posted on the securities administrator’s internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

REPORTS TO CERTIFICATEHOLDERS

So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

If the issuing entity is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the securities administrator’s website referenced above under “Available Information” as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge.

INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates of the related series. All documents subsequently filed by the Depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the Certificates shall also be deemed incorporated by reference into this prospectus supplement.

The Depositor will provide or cause to be provided without charge to each person to whom this prospectus supplement is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus supplement, in each case to the extent the reports relate to one or more of such classes of the Offered Certificates, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

Exhibit 5                      Monthly Statements to Certificateholders

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates

Distribution Date:       8/27/2007

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates
Series 2005-10

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

       Class                   CUSIP              Record        Certificate              Beginning             Interest
                                                    Date        Pass-Through           Certificate         Distribution
                                                                        Rate               Balance

       I-1A-1              07386HYW5          08/24/2007            5.57000%        314,480,978.66         1,605,687.46
       I-1A-2              07386HYX3          08/24/2007            5.66000%         39,482,977.94           204,850.85
       I-M-1               07386HYY1          08/24/2007            5.82000%         34,855,000.00           185,951.42
       I-M-2               07386HYZ8          08/24/2007            6.12000%         16,087,000.00            90,248.07
       I-B-1               07386HZA2          08/24/2007            7.07000%         11,491,000.00            66,581.83
       I-B-2               07386HZB0          08/24/2007            7.47000%          3,830,000.00            22,999.50
       I-B-3               07386HZY0          08/24/2007            7.47000%          4,979,000.00            29,899.36
      II-1A-1              07386HZC8          07/31/2007            5.76585%         75,904,174.65           364,709.96
      II-1A-2              07386HZD6          07/31/2007            5.76585%          8,050,442.77            38,681.36
      II-2A-1              07386HZE4          07/31/2007            6.05846%        290,672,893.39         1,467,526.22
      II-2A-2              07386HZF1          07/31/2007            6.05846%         16,850,891.77            85,075.44
      II-3A-1              07386HZG9          07/31/2007            6.12270%        401,211,236.36         2,047,080.86
      II-3A-2              07386HZH7          07/31/2007            6.12270%         42,552,536.16           217,113.77
      II-4A-1              07386HZJ3          07/31/2007            5.90881%        166,032,841.97           817,547.44
      II-4A-2              07386HZK0          07/31/2007            5.90881%         17,609,737.34            86,710.53
      II-4X-1              07386HZL8          07/31/2007            0.14900%                  0.00            22,802.29
      II-5A-1              07386HZM6          07/31/2007            5.95665%        170,813,256.32           847,896.39
      II-5X-1              07386HZN4          07/31/2007            0.26100%                  0.00            37,151.88
       II-B-1              07386HZP9          07/31/2007            6.08425%         41,436,323.59           210,090.66
       II-B-2              07386HZQ7          07/31/2007            6.08425%         28,909,341.42           146,576.29
       II-B-3              07386HZR5          07/31/2007            6.08425%          9,636,447.14            48,858.76
       II-B-4              07386HZS3          07/31/2007            6.08425%         13,490,826.44            68,401.26
       II-B-5              07386HZT1          07/31/2007            6.08425%          7,708,758.60            39,084.99
       II-B-6              07386HZU8          07/31/2007            6.08425%          7,709,756.37            39,090.05
       II-B-7              07386HZV6          07/31/2007            6.08425%          7,708,758.60            39,084.99
       II-B-8              07386HZW4          07/31/2007            6.08425%          5,781,070.07            29,311.21
       II-B-9              07386HZX2          07/31/2007            6.08425%          5,781,070.07            29,311.21
      II-B-10              07386HA50          07/31/2007            6.08425%         13,490,826.44            68,401.26
      II-B-11              07386HA68          07/31/2007            6.08425%         16,382,359.24            83,061.92
      II-B-12              07386HA76          07/31/2007            6.08425%          9,235,227.69            46,824.50
         XP                07386HZZ7          08/24/2007            0.00000%                 50.00            15,872.88
       II-XP               07386HA84          08/24/2007            0.00000%                 50.00            55,986.52
        B-IO               07386HA27          08/24/2007            0.00000%          7,596,360.19                 0.00
        R-X                07386HA43          08/24/2007            0.00000%                  0.00                 0.00
         R                 07386HA35          08/24/2007            0.00000%                  0.00             1,073.25

Totals                                                                            1,789,771,193.19         9,159,544.38

                                Certificateholder Distribution Summary (continued)

       Class                 Principal            Current             Ending             Total         Cumulative
                          Distribution           Realized        Certificate      Distribution           Realized
                                                     Loss            Balance                               Losses

       I-1A-1             8,483,885.88               0.00     305,997,092.78     10,089,573.34               0.00
       I-1A-2             1,065,148.93               0.00      38,417,829.01      1,269,999.78               0.00
       I-M-1                      0.00               0.00      34,855,000.00        185,951.42               0.00
       I-M-2                      0.00               0.00      16,087,000.00         90,248.07               0.00
       I-B-1                      0.00               0.00      11,491,000.00         66,581.83               0.00
       I-B-2                      0.00               0.00       3,830,000.00         22,999.50               0.00
       I-B-3                      0.00               0.00       4,979,000.00         29,899.36               0.00
      II-1A-1             1,628,454.87               0.00      74,275,719.78      1,993,164.83               0.00
      II-1A-2               172,714.91               0.00       7,877,727.86        211,396.27               0.00
      II-2A-1             3,244,550.87               0.00     287,428,342.53      4,712,077.09               0.00
      II-2A-2               188,093.13               0.00      16,662,798.64        273,168.57               0.00
      II-3A-1             3,586,587.66               0.00     397,624,648.70      5,633,668.52               0.00
      II-3A-2               380,394.13               0.00      42,172,142.02        597,507.90               0.00
      II-4A-1             4,000,099.82               0.00     162,032,742.15      4,817,647.26               0.00
      II-4A-2               424,257.67               0.00      17,185,479.67        510,968.20               0.00
      II-4X-1                     0.00               0.00               0.00         22,802.29               0.00
      II-5A-1             2,517,418.68               0.00     168,295,837.64      3,365,315.07               0.00
      II-5X-1                     0.00               0.00               0.00         37,151.88               0.00
       II-B-1                52,827.96               0.00      41,383,495.63        262,918.62               0.00
       II-B-2                36,857.07               0.00      28,872,484.34        183,433.36               0.00
       II-B-3                12,285.69               0.00       9,624,161.45         61,144.45               0.00
       II-B-4                17,199.71               0.00      13,473,626.73         85,600.97               0.00
       II-B-5                 9,828.04               0.00       7,698,930.56         48,913.03               0.00
       II-B-6                 9,829.32               0.00       7,699,927.06         48,919.37               0.00
       II-B-7                 9,828.04               0.00       7,698,930.56         48,913.03               0.00
       II-B-8                 7,370.40               0.00       5,773,699.67         36,681.61               0.00
       II-B-9                 7,370.40               0.00       5,773,699.67         36,681.61               0.00
      II-B-10                17,199.71               0.00      13,473,626.73         85,600.97               0.00
      II-B-11                20,886.18               0.00      16,361,473.06        103,948.10               0.00
      II-B-12                11,774.17         247,305.54       8,976,147.98         58,598.67       1,616,253.06
         XP                       0.00               0.00              50.00         15,872.88               0.00
       II-XP                      0.00               0.00              50.00         55,986.52               0.00
        B-IO                      0.00               0.00       7,657,722.36              0.00               0.00
        R-X                       0.00               0.00               0.00              0.00               0.00
         R                        0.00               0.00               0.00          1,073.25               0.00

Totals                   25,904,863.24         247,305.54   1,763,680,386.58     35,064,407.62       1,616,253.06

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

                                               Principal Distribution Statement

       Class                 Original          Beginning         Scheduled          UnScheduled       Accretion       Realized
                                 Face        Certificate         Principal            Principal                           Loss
                               Amount            Balance      Distribution         Distribution

      I-1A-1           610,157,000.00     314,480,978.66              0.00         8,483,885.88            0.00           0.00
      I-1A-2            76,605,000.00      39,482,977.94              0.00         1,065,148.93            0.00           0.00
       I-M-1            34,855,000.00      34,855,000.00              0.00                 0.00            0.00           0.00
       I-M-2            16,087,000.00      16,087,000.00              0.00                 0.00            0.00           0.00
       I-B-1            11,491,000.00      11,491,000.00              0.00                 0.00            0.00           0.00
       I-B-2             3,830,000.00       3,830,000.00              0.00                 0.00            0.00           0.00
       I-B-3             4,979,000.00       4,979,000.00              0.00                 0.00            0.00           0.00
      II-1A-1          112,926,000.00      75,904,174.65          5,467.16         1,622,987.71            0.00           0.00
      II-1A-2           11,977,000.00       8,050,442.77            579.85           172,135.06            0.00           0.00
      II-2A-1          407,783,000.00     290,672,893.39         26,763.28         3,217,787.59            0.00           0.00
      II-2A-2           23,640,000.00      16,850,891.77          1,551.52           186,541.61            0.00           0.00
      II-3A-1          569,686,000.00     401,211,236.36         31,086.68         3,555,500.98            0.00           0.00
      II-3A-2           60,421,000.00      42,552,536.16          3,297.06           377,097.08            0.00           0.00
      II-4A-1          286,022,000.00     166,032,841.97      1,121,778.90         2,878,320.92            0.00           0.00
      II-4A-2           30,336,000.00      17,609,737.34        118,977.86           305,279.82            0.00           0.00
      II-4X-1                    0.00               0.00              0.00                 0.00            0.00           0.00
      II-5A-1          259,783,000.00     170,813,256.32         10,694.57         2,506,724.11            0.00           0.00
      II-5X-1                    0.00               0.00              0.00                 0.00            0.00           0.00
      II-B-1            41,529,000.00      41,436,323.59         52,827.96                 0.00            0.00           0.00
      II-B-2            28,974,000.00      28,909,341.42         36,857.07                 0.00            0.00           0.00
      II-B-3             9,658,000.00       9,636,447.14         12,285.69                 0.00            0.00           0.00
      II-B-4            13,521,000.00      13,490,826.44         17,199.71                 0.00            0.00           0.00
      II-B-5             7,726,000.00       7,708,758.60          9,828.04                 0.00            0.00           0.00
      II-B-6             7,727,000.00       7,709,756.37          9,829.32                 0.00            0.00           0.00
      II-B-7             7,726,000.00       7,708,758.60          9,828.04                 0.00            0.00           0.00
      II-B-8             5,794,000.00       5,781,070.07          7,370.40                 0.00            0.00           0.00
      II-B-9             5,794,000.00       5,781,070.07          7,370.40                 0.00            0.00           0.00
      II-B-10           13,521,000.00      13,490,826.44         17,199.71                 0.00            0.00           0.00
      II-B-11           16,419,000.00      16,382,359.24         20,886.18                 0.00            0.00           0.00
      II-B-12           10,627,366.00       9,235,227.69         11,774.17                 0.00            0.00     247,305.54
        XP                      50.00              50.00              0.00                 0.00            0.00           0.00
       II-XP                    50.00              50.00              0.00                 0.00            0.00           0.00
       B-IO              8,043,781.47       7,596,360.19              0.00                 0.00            0.00           0.00
        R-X                      0.00               0.00              0.00                 0.00            0.00           0.00
         R                       0.00               0.00              0.00                 0.00            0.00           0.00

Totals               2,697,638,247.47   1,789,771,193.19      1,533,453.57        24,371,409.69            0.00     247,305.54

                              Principal Distribution Statement (continued)

       Class                      Total             Ending             Ending              Total
                              Principal        Certificate        Certificate          Principal
                              Reduction            Balance         Percentage       Distribution

       I-1A-1              8,483,885.88     305,997,092.78         0.50150550       8,483,885.88
       I-1A-2              1,065,148.93      38,417,829.01         0.50150550       1,065,148.93
       I-M-1                       0.00      34,855,000.00         1.00000000               0.00
       I-M-2                       0.00      16,087,000.00         1.00000000               0.00
       I-B-1                       0.00      11,491,000.00         1.00000000               0.00
       I-B-2                       0.00       3,830,000.00         1.00000000               0.00
       I-B-3                       0.00       4,979,000.00         1.00000000               0.00
      II-1A-1              1,628,454.87      74,275,719.78         0.65773799       1,628,454.87
      II-1A-2                172,714.91       7,877,727.86         0.65773799         172,714.91
      II-2A-1              3,244,550.87     287,428,342.53         0.70485612       3,244,550.87
      II-2A-2                188,093.13      16,662,798.64         0.70485612         188,093.13
      II-3A-1              3,586,587.66     397,624,648.70         0.69797160       3,586,587.66
      II-3A-2                380,394.13      42,172,142.02         0.69797160         380,394.13
      II-4A-1              4,000,099.82     162,032,742.15         0.56650447       4,000,099.82
      II-4A-2                424,257.67      17,185,479.67         0.56650447         424,257.67
      II-4X-1                      0.00               0.00         0.00000000               0.00
      II-5A-1              2,517,418.68     168,295,837.64         0.64783237       2,517,418.68
      II-5X-1                      0.00               0.00         0.00000000               0.00
       II-B-1                 52,827.96      41,383,495.63         0.99649632          52,827.96
       II-B-2                 36,857.07      28,872,484.34         0.99649632          36,857.07
       II-B-3                 12,285.69       9,624,161.45         0.99649632          12,285.69
       II-B-4                 17,199.71      13,473,626.73         0.99649632          17,199.71
       II-B-5                  9,828.04       7,698,930.56         0.99649632           9,828.04
       II-B-6                  9,829.32       7,699,927.06         0.99649632           9,829.32
       II-B-7                  9,828.04       7,698,930.56         0.99649632           9,828.04
       II-B-8                  7,370.40       5,773,699.67         0.99649632           7,370.40
       II-B-9                  7,370.40       5,773,699.67         0.99649632           7,370.40
      II-B-10                 17,199.71      13,473,626.73         0.99649632          17,199.71
      II-B-11                 20,886.18      16,361,473.06         0.99649632          20,886.18
      II-B-12                259,079.71       8,976,147.98         0.84462584          11,774.17
         XP                        0.00              50.00         1.00000000               0.00
       II-XP                       0.00              50.00         1.00000000               0.00
        B-IO                       0.00       7,657,722.36         0.95200527               0.00
        R-X                        0.00               0.00         0.00000000               0.00
         R                         0.00               0.00         0.00000000               0.00

Totals                    26,152,168.78   1,763,680,386.58         0.65378684      25,904,863.24

                                          Principal Distribution Factors Statement

     Class                    Original           Beginning              Scheduled          UnScheduled           Accretion
                                  Face         Certificate              Principal            Principal
                                Amount             Balance           Distribution         Distribution

        I-1A-1          610,157,000.00        515.40993328           0.00000000            13.90443096          0.00000000
        I-1A-2           76,605,000.00        515.40993329           0.00000000            13.90443091          0.00000000
        I-M-1            34,855,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-M-2            16,087,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-1            11,491,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-2             3,830,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
        I-B-3             4,979,000.00       1000.00000000           0.00000000             0.00000000          0.00000000
       II-1A-1          112,926,000.00        672.15853435           0.04841365            14.37213494          0.00000000
       II-1A-2           11,977,000.00        672.15853469           0.04841363            14.37213493          0.00000000
       II-2A-1          407,783,000.00        712.81268074           0.06563118             7.89093118          0.00000000
       II-2A-2           23,640,000.00        712.81268063           0.06563113             7.89093105          0.00000000
       II-3A-1          569,686,000.00        704.26732684           0.05456810             6.24115913          0.00000000
       II-3A-2           60,421,000.00        704.26732692           0.05456811             6.24115920          0.00000000
       II-4A-1          286,022,000.00        580.48975942           3.92200215            10.06328506          0.00000000
       II-4A-2           30,336,000.00        580.48975936           3.92200224            10.06328521          0.00000000
       II-4X-1                    0.00          0.00000000           0.00000000             0.00000000          0.00000000
       II-5A-1          259,783,000.00        657.52284145           0.04116732             9.64930003          0.00000000
       II-5X-1                    0.00          0.00000000           0.00000000             0.00000000          0.00000000
        II-B-1           41,529,000.00        997.76839293           1.27207397             0.00000000          0.00000000
        II-B-2           28,974,000.00        997.76839304           1.27207393             0.00000000          0.00000000
        II-B-3            9,658,000.00        997.76839304           1.27207393             0.00000000          0.00000000
        II-B-4           13,521,000.00        997.76839287           1.27207381             0.00000000          0.00000000
        II-B-5            7,726,000.00        997.76839244           1.27207352             0.00000000          0.00000000
        II-B-6            7,727,000.00        997.76839265           1.27207454             0.00000000          0.00000000
        II-B-7            7,726,000.00        997.76839244           1.27207352             0.00000000          0.00000000
        II-B-8            5,794,000.00        997.76839317           1.27207456             0.00000000          0.00000000
        II-B-9            5,794,000.00        997.76839317           1.27207456             0.00000000          0.00000000
       II-B-10           13,521,000.00        997.76839287           1.27207381             0.00000000          0.00000000
       II-B-11           16,419,000.00        997.76839272           1.27207382             0.00000000          0.00000000
       II-B-12           10,627,366.00        869.00438829           1.10791046             0.00000000          0.00000000
          XP                     50.00       1000.00000000           0.00000000             0.00000000          0.00000000
        II-XP                    50.00       1000.00000000           0.00000000             0.00000000          0.00000000
         B-IO             8,043,781.47        944.37674846           0.00000000             0.00000000          0.00000000
         R-X                      0.00          0.00000000           0.00000000             0.00000000          0.00000000
          R                       0.00          0.00000000           0.00000000             0.00000000          0.00000000

                                    Principal Distribution Factors Statement (continued)

       Class               Realized                 Total                 Ending                Ending                 Total
                               Loss             Principal            Certificate           Certificate             Principal
                                                Reduction                Balance            Percentage          Distribution

      I-1A-1             0.00000000           13.90443096          501.50550232             0.50150550           13.90443096
      I-1A-2             0.00000000           13.90443091          501.50550238             0.50150550           13.90443091
       I-M-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-M-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-1             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-2             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       I-B-3             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
      II-1A-1            0.00000000           14.42054859          657.73798576             0.65773799           14.42054859
      II-1A-2            0.00000000           14.42054855          657.73798614             0.65773799           14.42054855
      II-2A-1            0.00000000            7.95656236          704.85611840             0.70485612            7.95656236
      II-2A-2            0.00000000            7.95656218          704.85611844             0.70485612            7.95656218
      II-3A-1            0.00000000            6.29572723          697.97159962             0.69797160            6.29572723
      II-3A-2            0.00000000            6.29572715          697.97159961             0.69797160            6.29572715
      II-4A-1            0.00000000           13.98528722          566.50447221             0.56650447           13.98528722
      II-4A-2            0.00000000           13.98528712          566.50447224             0.56650447           13.98528712
      II-4X-1            0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
      II-5A-1            0.00000000            9.69046735          647.83237410             0.64783237            9.69046735
      II-5X-1            0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
      II-B-1             0.00000000            1.27207397          996.49631896             0.99649632            1.27207397
      II-B-2             0.00000000            1.27207393          996.49631877             0.99649632            1.27207393
      II-B-3             0.00000000            1.27207393          996.49631911             0.99649632            1.27207393
      II-B-4             0.00000000            1.27207381          996.49631906             0.99649632            1.27207381
      II-B-5             0.00000000            1.27207352          996.49631892             0.99649632            1.27207352
      II-B-6             0.00000000            1.27207454          996.49631940             0.99649632            1.27207454
      II-B-7             0.00000000            1.27207352          996.49631892             0.99649632            1.27207352
      II-B-8             0.00000000            1.27207456          996.49631861             0.99649632            1.27207456
      II-B-9             0.00000000            1.27207456          996.49631861             0.99649632            1.27207456
      II-B-10            0.00000000            1.27207381          996.49631906             0.99649632            1.27207381
      II-B-11            0.00000000            1.27207382          996.49631890             0.99649632            1.27207382
      II-B-12           23.27063357           24.37854403          844.62584426             0.84462584            1.10791046
        XP               0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       II-XP             0.00000000            0.00000000         1000.00000000             1.00000000            0.00000000
       B-IO              0.00000000            0.00000000          952.00527122             0.95200527            0.00000000
        R-X              0.00000000            0.00000000            0.00000000             0.00000000            0.00000000
         R               0.00000000            0.00000000            0.00000000             0.00000000            0.00000000

NOTE: All Classes are Per 1,000 Denomination

                                             Interest Distribution Statement

      Class            Accrual           Accrual            Current        Beginning        Current           Payment of
                        Dates              Days         Certificate     Certificate/        Accrued               Unpaid
                                                               Rate         Notional       Interest              Interest
                                                                             Balance                        Shortfall (1)

     I-1A-1        07/25/07 - 08/26/07      33             5.57000%   314,480,978.66   1,605,687.46                  0.00
     I-1A-2        07/25/07 - 08/26/07      33             5.66000%    39,482,977.94     204,850.85                  0.00
      I-M-1        07/25/07 - 08/26/07      33             5.82000%    34,855,000.00     185,951.42                  0.00
      I-M-2        07/25/07 - 08/26/07      33             6.12000%    16,087,000.00      90,248.07                  0.00
      I-B-1        07/25/07 - 08/26/07      33             7.07000%    11,491,000.00      74,471.26                  0.00
      I-B-2        07/25/07 - 08/26/07      33             7.47000%     3,830,000.00      26,225.93                807.49
      I-B-3        07/25/07 - 08/26/07      33             7.47000%     4,979,000.00      34,093.70              1,049.74
     II-1A-1       07/01/07 - 07/30/07      30             5.76585%    75,904,174.65     364,709.96                  0.00
     II-1A-2       07/01/07 - 07/30/07      30             5.76585%     8,050,442.77      38,681.36                  0.00
     II-2A-1       07/01/07 - 07/30/07      30             6.05846%   290,672,893.39   1,467,526.22                  0.00
     II-2A-2       07/01/07 - 07/30/07      30             6.05846%    16,850,891.77      85,075.44                  0.00
     II-3A-1       07/01/07 - 07/30/07      30             6.12270%   401,211,236.36   2,047,080.86                  0.00
     II-3A-2       07/01/07 - 07/30/07      30             6.12270%    42,552,536.16     217,113.77                  0.00
     II-4A-1       07/01/07 - 07/30/07      30             5.90881%   166,032,841.97     817,547.44                  0.00
     II-4A-2       07/01/07 - 07/30/07      30             5.90881%    17,609,737.34      86,710.53                  0.00
     II-4X-1       07/01/07 - 07/30/07      30             0.14900%   183,642,579.31      22,802.29                  0.00
     II-5A-1       07/01/07 - 07/30/07      30             5.95665%   170,813,256.32     847,896.39                  0.00
     II-5X-1       07/01/07 - 07/30/07      30             0.26100%   170,813,256.32      37,151.88                  0.00
     II-B-1        07/01/07 - 07/30/07      30             6.08425%    41,436,323.59     210,090.66                  0.00
     II-B-2        07/01/07 - 07/30/07      30             6.08425%    28,909,341.42     146,576.29                  0.00
     II-B-3        07/01/07 - 07/30/07      30             6.08425%     9,636,447.14      48,858.76                  0.00
     II-B-4        07/01/07 - 07/30/07      30             6.08425%    13,490,826.44      68,401.26                  0.00
     II-B-5        07/01/07 - 07/30/07      30             6.08425%     7,708,758.60      39,084.99                  0.00
     II-B-6        07/01/07 - 07/30/07      30             6.08425%     7,709,756.37      39,090.05                  0.00
     II-B-7        07/01/07 - 07/30/07      30             6.08425%     7,708,758.60      39,084.99                  0.00
     II-B-8        07/01/07 - 07/30/07      30             6.08425%     5,781,070.07      29,311.21                  0.00
     II-B-9        07/01/07 - 07/30/07      30             6.08425%     5,781,070.07      29,311.21                  0.00
     II-B-10       07/01/07 - 07/30/07      30             6.08425%    13,490,826.44      68,401.26                  0.00
     II-B-11       07/01/07 - 07/30/07      30             6.08425%    16,382,359.24      83,061.92                  0.00
     II-B-12       07/01/07 - 07/30/07      30             6.08425%     9,235,227.69      46,824.50                  0.00
       XP                          N/A     N/A             0.00000%            50.00           0.00                  0.00
      II-XP                        N/A     N/A             0.00000%            50.00           0.00                  0.00
      B-IO                         N/A     N/A             0.00000%   432,802,366.79           0.00                  0.00
       R-X                         N/A     N/A             0.00000%             0.00           0.00                  0.00
        R                          N/A     N/A             0.00000%             0.00           0.00                  0.00
Totals                                                                                 9,101,921.93              1,857.23

                                       Interest Distribution Statement (continued)

        Class                  Current      Non-Supported             Total           Remaining                   Ending
                              Interest           Interest          Interest     Unpaid Interest             Certificate/
                          Shortfall(1)          Shortfall      Distribution        Shortfall(1)                 Notional
                                                                                                                 Balance

       I-1A-1                     0.00               0.00      1,605,687.46                0.00           305,997,092.78
       I-1A-2                     0.00               0.00        204,850.85                0.00            38,417,829.01
        I-M-1                     0.00               0.00        185,951.42                0.00            34,855,000.00
        I-M-2                     0.00               0.00         90,248.07                0.00            16,087,000.00
        I-B-1                 7,889.42               0.00         66,581.83            9,317.23            11,491,000.00
        I-B-2                 4,033.91               0.00         22,999.50            4,248.78             3,830,000.00
        I-B-3                 5,244.09               0.00         29,899.36            5,523.43             4,979,000.00
       II-1A-1                    0.00               0.00        364,709.96                0.00            74,275,719.78
       II-1A-2                    0.00               0.00         38,681.36                0.00             7,877,727.86
       II-2A-1                    0.00               0.00      1,467,526.22                0.00           287,428,342.53
       II-2A-2                    0.00               0.00         85,075.44                0.00            16,662,798.64
       II-3A-1                    0.00               0.00      2,047,080.86                0.00           397,624,648.70
       II-3A-2                    0.00               0.00        217,113.77                0.00            42,172,142.02
       II-4A-1                    0.00               0.00        817,547.44                0.00           162,032,742.15
       II-4A-2                    0.00               0.00         86,710.53                0.00            17,185,479.67
       II-4X-1                    0.00               0.00         22,802.29                0.00           179,218,221.82
       II-5A-1                    0.00               0.00        847,896.39                0.00           168,295,837.64
       II-5X-1                    0.00               0.00         37,151.88                0.00           168,295,837.64
       II-B-1                     0.00               0.00        210,090.66                0.00            41,383,495.63
       II-B-2                     0.00               0.00        146,576.29                0.00            28,872,484.34
       II-B-3                     0.00               0.00         48,858.76                0.00             9,624,161.45
       II-B-4                     0.00               0.00         68,401.26                0.00            13,473,626.73
       II-B-5                     0.00               0.00         39,084.99                0.00             7,698,930.56
       II-B-6                     0.00               0.00         39,090.05                0.00             7,699,927.06
       II-B-7                     0.00               0.00         39,084.99                0.00             7,698,930.56
       II-B-8                     0.00               0.00         29,311.21                0.00             5,773,699.67
       II-B-9                     0.00               0.00         29,311.21                0.00             5,773,699.67
       II-B-10                    0.00               0.00         68,401.26                0.00            13,473,626.73
       II-B-11                    0.00               0.00         83,061.92                0.00            16,361,473.06
       II-B-12                    0.00               0.00         46,824.50                0.00             8,976,147.98
         XP                       0.00               0.00         15,872.88                0.00                    50.00
        II-XP                     0.00               0.00         55,986.52                0.00                    50.00
        B-IO                      0.00               0.00              0.00                0.00           423,314,694.15
         R-X                      0.00               0.00              0.00                0.00                     0.00
          R                       0.00               0.00          1,073.25                0.00                     0.00

Totals                       17,167.42               0.00      9,159,544.38           19,089.44

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

                                           Interest Distribution Factors Statement

        Class                    Original           Current             Beginning               Current          Payment of
                                     Face       Certificate          Certificate/               Accrued      Unpaid Interest
                                   Amount              Rate              Notional              Interest        Shortfall (1)
                                                                          Balance

        I-1A-1             610,157,000.00          5.57000%          515.40993328            2.63159721           0.00000000
        I-1A-2              76,605,000.00          5.66000%          515.40993329            2.67411853           0.00000000
        I-M-1               34,855,000.00          5.82000%         1000.00000000            5.33499986           0.00000000
        I-M-2               16,087,000.00          6.12000%         1000.00000000            5.61000000           0.00000000
        I-B-1               11,491,000.00          7.07000%         1000.00000000            6.48083370           0.00000000
        I-B-2                3,830,000.00          7.47000%         1000.00000000            6.84750131           0.21083290
        I-B-3                4,979,000.00          7.47000%         1000.00000000            6.84749950           0.21083350
       II-1A-1             112,926,000.00          5.76585%          672.15853435            3.22963675           0.00000000
       II-1A-2              11,977,000.00          5.76585%          672.15853469            3.22963680           0.00000000
       II-2A-1             407,783,000.00          6.05846%          712.81268074            3.59879205           0.00000000
       II-2A-2              23,640,000.00          6.05846%          712.81268063            3.59879188           0.00000000
       II-3A-1             569,686,000.00          6.12270%          704.26732684            3.59334942           0.00000000
       II-3A-2              60,421,000.00          6.12270%          704.26732692            3.59334950           0.00000000
       II-4A-1             286,022,000.00          5.90881%          580.48975942            2.85833761           0.00000000
       II-4A-2              30,336,000.00          5.90881%          580.48975936            2.85833762           0.00000000
       II-4X-1                       0.00          0.14900%          580.48975942            0.07207749           0.00000000
       II-5A-1             259,783,000.00          5.95665%          657.52284145            3.26386403           0.00000000
       II-5X-1                       0.00          0.26100%          657.52284145            0.14301121           0.00000000
        II-B-1              41,529,000.00          6.08425%          997.76839293            5.05889041           0.00000000
        II-B-2              28,974,000.00          6.08425%          997.76839304            5.05889038           0.00000000
        II-B-3               9,658,000.00          6.08425%          997.76839304            5.05889004           0.00000000
        II-B-4              13,521,000.00          6.08425%          997.76839287            5.05889061           0.00000000
        II-B-5               7,726,000.00          6.08425%          997.76839244            5.05889076           0.00000000
        II-B-6               7,727,000.00          6.08425%          997.76839265            5.05889090           0.00000000
        II-B-7               7,726,000.00          6.08425%          997.76839244            5.05889076           0.00000000
        II-B-8               5,794,000.00          6.08425%          997.76839317            5.05889023           0.00000000
        II-B-9               5,794,000.00          6.08425%          997.76839317            5.05889023           0.00000000
       II-B-10              13,521,000.00          6.08425%          997.76839287            5.05889061           0.00000000
       II-B-11              16,419,000.00          6.08425%          997.76839272            5.05889031           0.00000000
       II-B-12              10,627,366.00          6.08425%          869.00438829            4.40603062           0.00000000
          XP                        50.00          0.00000%         1000.00000000            0.00000000           0.00000000
        II-XP                       50.00          0.00000%         1000.00000000            0.00000000           0.00000000
         B-IO                8,043,781.47          0.00000%        53805.83353789            0.00000000           0.00000000
         R-X                         0.00          0.00000%            0.00000000            0.00000000           0.00000000
          R                          0.00          0.00000%            0.00000000            0.00000000           0.00000000

                                      Interest Distribution Factors Statement (continued)

       Class                   Current         Non-Supported                Total       Remaining Unpaid               Ending
                              Interest              Interest             Interest               Interest          Certificate/
                          Shortfall(1)             Shortfall         Distribution           Shortfall(1)              Notional
                                                                                                                       Balance

      I-1A-1                0.00000000            0.00000000           2.63159721             0.00000000          501.50550232
      I-1A-2                0.00000000            0.00000000           2.67411853             0.00000000          501.50550238
       I-M-1                0.00000000            0.00000000           5.33499986             0.00000000         1000.00000000
       I-M-2                0.00000000            0.00000000           5.61000000             0.00000000         1000.00000000
       I-B-1                0.68657384            0.00000000           5.79425899             0.81082847         1000.00000000
       I-B-2                1.05324021            0.00000000           6.00509138             1.10934204         1000.00000000
       I-B-3                1.05324161            0.00000000           6.00509339             1.10934525         1000.00000000
      II-1A-1               0.00000000            0.00000000           3.22963675             0.00000000          657.73798576
      II-1A-2               0.00000000            0.00000000           3.22963680             0.00000000          657.73798614
      II-2A-1               0.00000000            0.00000000           3.59879205             0.00000000          704.85611840
      II-2A-2               0.00000000            0.00000000           3.59879188             0.00000000          704.85611844
      II-3A-1               0.00000000            0.00000000           3.59334942             0.00000000          697.97159962
      II-3A-2               0.00000000            0.00000000           3.59334950             0.00000000          697.97159961
      II-4A-1               0.00000000            0.00000000           2.85833761             0.00000000          566.50447221
      II-4A-2               0.00000000            0.00000000           2.85833762             0.00000000          566.50447224
      II-4X-1               0.00000000            0.00000000           0.07207749             0.00000000          566.50447221
      II-5A-1               0.00000000            0.00000000           3.26386403             0.00000000          647.83237410
      II-5X-1               0.00000000            0.00000000           0.14301121             0.00000000          647.83237410
      II-B-1                0.00000000            0.00000000           5.05889041             0.00000000          996.49631896
      II-B-2                0.00000000            0.00000000           5.05889038             0.00000000          996.49631877
      II-B-3                0.00000000            0.00000000           5.05889004             0.00000000          996.49631911
      II-B-4                0.00000000            0.00000000           5.05889061             0.00000000          996.49631906
      II-B-5                0.00000000            0.00000000           5.05889076             0.00000000          996.49631892
      II-B-6                0.00000000            0.00000000           5.05889090             0.00000000          996.49631940
      II-B-7                0.00000000            0.00000000           5.05889076             0.00000000          996.49631892
      II-B-8                0.00000000            0.00000000           5.05889023             0.00000000          996.49631861
      II-B-9                0.00000000            0.00000000           5.05889023             0.00000000          996.49631861
      II-B-10               0.00000000            0.00000000           5.05889061             0.00000000          996.49631906
      II-B-11               0.00000000            0.00000000           5.05889031             0.00000000          996.49631890
      II-B-12               0.00000000            0.00000000           4.40603062             0.00000000          844.62584426
        XP                  0.00000000            0.00000000      317457.60000000             0.00000000         1000.00000000
       II-XP                0.00000000            0.00000000     1119730.40000000             0.00000000         1000.00000000
       B-IO                 0.00000000            0.00000000           0.00000000             0.00000000        52626.32951042
        R-X                 0.00000000            0.00000000           0.00000000             0.00000000            0.00000000
         R                  0.00000000            0.00000000           0.00000000             0.00000000            0.00000000

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls,if applicable.

NOTE: All Classes are Per 1,000 Denomination

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               34,391,431.94
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                   1,558,117.43
     Servicer Advances                                                                                 1,855,063.08
     Gains & Subsequent Recoveries (Realized Losses)                                                   (488,278.22)
     Prepayment Penalties                                                                                 71,859.40
     Swap/Cap Payments                                                                                     1,857.23
Total Deposits                                                                                        37,390,050.86

Withdrawals
     Swap Payments                                                                                             0.00
     Reserve Funds and Credit Enhancements                                                                     0.00
     Reimbursement for Servicer Advances                                                               1,769,124.86
     Total Administration Fees                                                                           556,518.38
     Payment of Interest and Principal                                                                35,064,407.62
Total Withdrawals (Pool Distribution Amount)                                                          37,390,050.86

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    538,592.61
Additional Servicing Fee - EMC                                                           17,811.79
Lender Paid Mortgage Insurance                                                              113.98
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               556,518.38

*Servicer Payees include: ABN AMRO MORTGAGE GROUP; BANK OF AMERICA, N.A.; COUNTRYWIDE HOME LOANS
SERVICING LP; EMC MORTGAGE CORPORATION; EVERHOME MORTGAGE COMPANY; GMAC MORTGAGE CORPORATION; HSBC
MORTGAGE CORPORATION (USA); INDYMAC BANK, F.S.B.; PHH MORTGAGE CORPORATION; WELLS FARGO BANK, N.A.

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

                                Cap Reserve Account            8,897.28                0.00              0.00           8,897.28
                    Group I Basis Risk Reserve Fund                0.00                0.00              0.00               0.00
                           Class XP Reserve Account              100.00                0.00              0.00             100.00

                                                           Hedge Funds

                                       Account Name                            Funds In (A)      Funds Out(B)  Net Amount(A - B)

              I-B-1 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
              I-B-2 Cap Contract - Wells Fargo Bank                                  807.49              0.00             807.49
              I-B-3 Cap Contract - Wells Fargo Bank                                1,049.74              0.00           1,049.74
              I-M-1 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
              I-M-2 Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00
                I-A Cap Contract - Wells Fargo Bank                                    0.00              0.00               0.00

                                                          Collateral Statement

Group                                                                Group I                       Group II-1
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        7.319331                         6.140847
 Weighted Average Net Rate                                           6.965581                         5.820259
 Weighted Average Pass-Through Rate                                  6.948053                         5.765847
 Weighted Average Remaining Term                                          335                              338
 Principal And Interest Constant                                 2,728,120.80                       496,194.35
 Beginning Loan Count                                                   1,904                              392
 Loans Paid in Full                                                        42                                3
 Ending Loan Count                                                      1,862                              389
 Beginning Scheduled Balance                                   432,802,366.79                    95,616,904.60
 Ending Scheduled Balance                                      423,314,694.15                    93,814,894.82
 Actual Ending Collateral Balance                              423,450,493.46                    93,827,312.13
 Scheduled Principal                                                88,267.54                         6,887.01
 Unscheduled Principal                                           9,399,405.11                     1,795,122.77
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              2,639,853.26                       489,307.34
 Servicing Fees                                                    127,586.65                        25,544.70
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           6,321.84                         4,335.58
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    2,505,944.77                       459,427.06
 Realized Loss Amount                                              242,045.68                             0.00
 Cumulative Realized Loss                                        1,669,780.75                       298,037.02
 Percentage of Cumulative Losses                                       0.2180                           0.2177
 Prepayment Penalty Paid Amount                                     15,872.88                             0.00
 Prepayment Penalty Paid Count                                              6                                0
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                             Group II-2                       Group II-3
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.433463                         6.497053
 Weighted Average Net Rate                                           6.066392                         6.129009
 Weighted Average Pass-Through Rate                                  6.058463                         6.123256
 Weighted Average Remaining Term                                          338                              339
 Principal And Interest Constant                                 1,901,490.24                     2,766,920.47
 Beginning Loan Count                                                   1,987                            2,536
 Loans Paid in Full                                                        20                               21
 Ending Loan Count                                                      1,967                            2,515
 Beginning Scheduled Balance                                   348,686,620.53                   503,837,462.50
 Ending Scheduled Balance                                      345,224,577.17                   499,684,894.16
 Actual Ending Collateral Balance                              345,264,353.94                   499,740,126.06
 Scheduled Principal                                                32,104.81                        39,038.37
 Unscheduled Principal                                           3,429,938.55                     4,113,529.97
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              1,869,385.43                     2,727,882.10
 Servicing Fees                                                    106,660.80                       154,528.41
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           2,303.77                         2,415.44
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    1,760,420.86                     2,570,938.25
 Realized Loss Amount                                               25,609.35                       180,931.91
 Cumulative Realized Loss                                          140,343.03                       414,740.92
 Percentage of Cumulative Losses                                       0.0297                           0.0601
 Prepayment Penalty Paid Amount                                     19,048.37                         7,938.15
 Prepayment Penalty Paid Count                                              5                                2
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                             Group II-4                       Group II-5
 Collateral Description                                             Mixed ARM                        Mixed ARM
 Weighted Average Coupon Rate                                        6.427784                         6.592394
 Weighted Average Net Rate                                           6.071251                         6.218619
 Weighted Average Pass-Through Rate                                  6.057812                         6.217655
 Weighted Average Remaining Term                                          339                              339
 Principal And Interest Constant                                 1,157,378.27                     1,084,705.47
 Beginning Loan Count                                                     371                              500
 Loans Paid in Full                                                         8                                6
 Ending Loan Count                                                        363                              494
 Beginning Scheduled Balance                                   213,605,993.99                   195,221,844.79
 Ending Scheduled Balance                                      208,979,192.65                   192,662,133.62
 Actual Ending Collateral Balance                              209,005,777.09                   192,676,671.15
 Scheduled Principal                                                13,200.60                        12,222.78
 Unscheduled Principal                                           4,613,600.74                     2,547,488.39
 Negative Amortized Principal                                            0.00                             0.00
 Scheduled Interest                                              1,144,177.67                     1,072,482.69
 Servicing Fees                                                     63,464.65                        60,807.40
 Master Servicing Fees                                                   0.00                             0.00
 Trustee Fee                                                             0.00                             0.00
 FRY Amount                                                              0.00                             0.00
 Special Hazard Fee                                                      0.00                             0.00
 Other Fee                                                           2,392.20                           156.94
 Pool Insurance Fee                                                      0.00                             0.00
 Spread 1                                                                0.00                             0.00
 Spread 2                                                                0.00                             0.00
 Spread 3                                                                0.00                             0.00
 Net Interest                                                    1,078,320.82                     1,011,518.35
 Realized Loss Amount                                                    0.00                        39,691.28
 Cumulative Realized Loss                                          287,161.44                       474,718.86
 Percentage of Cumulative Losses                                       0.0828                           0.1667
 Prepayment Penalty Paid Amount                                          0.00                        29,000.00
 Prepayment Penalty Paid Count                                              0                                1
 Special Servicing Fee                                                   0.00                             0.00

 Required Overcollateralization Amount                                      *                                *
 Overcollateralization Increase Amount                                      *                                *
 Overcollateralization Reduction Amount                                     *                                *
 Specified Overcollateralization Amount                                     *                                *
 Overcollateralization Amount                                               *                                *
 Overcollateralization Deficiency Amount                                    *                                *
 Base Overcollateralization Amount                                          *                                *
 Extra Principal Distribution Amount                                        *                                *
 Excess Cash Amount                                                         *                                *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                  Total
 Collateral Description                                             Mixed ARM
 Weighted Average Coupon Rate                                        6.666610
 Weighted Average Net Rate                                           6.305496
 Weighted Average Pass-Through Rate                                  6.293477
 Weighted Average Remaining Term                                          338
 Principal And Interest Constant                                10,134,809.60
 Beginning Loan Count                                                   7,690
 Loans Paid in Full                                                       100
 Ending Loan Count                                                      7,590
 Beginning Scheduled Balance                                 1,789,771,193.20
 Ending Scheduled Balance                                    1,763,680,386.57
 Actual Ending Collateral Balance                            1,763,964,733.83
 Scheduled Principal                                               191,721.11
 Unscheduled Principal                                          25,899,085.53
 Negative Amortized Principal                                            0.00
 Scheduled Interest                                              9,943,088.49
 Servicing Fees                                                    538,592.61
 Master Servicing Fees                                                   0.00
 Trustee Fee                                                             0.00
 FRY Amount                                                              0.00
 Special Hazard Fee                                                      0.00
 Other Fee                                                          17,925.77
 Pool Insurance Fee                                                      0.00
 Spread 1                                                                0.00
 Spread 2                                                                0.00
 Spread 3                                                                0.00
 Net Interest                                                    9,386,570.11
 Realized Loss Amount                                              488,278.22
 Cumulative Realized Loss                                        3,284,782.02
 Percentage of Cumulative Losses                                       0.1218
 Prepayment Penalty Paid Amount                                     71,859.40
 Prepayment Penalty Paid Count                                             14
 Special Servicing Fee                                                   0.00

 Required Overcollateralization Amount                                   0.00
 Overcollateralization Increase Amount                             303,407.85
 Overcollateralization Reduction Amount                                  0.00
 Specified Overcollateralization Amount                          8,043,501.71
 Overcollateralization Amount                                    7,657,772.36
 Overcollateralization Deficiency Amount                           385,729.35
 Base Overcollateralization Amount                                       0.00
 Extra Principal Distribution Amount                               303,407.85
 Excess Cash Amount                                                      0.00

* This data is currently not provided for reporting.

                            Additional Reporting - Deal Level

                                   Structural Reporting

Excess Spread                                                                  303,407.85

                                 Trigger Event Reporting

Optional Termination Date Group II                                                     NO
Shifting Interest Trigger Group II
     Trigger Result                                                                  Pass
Delinquency Trigger Group II
     Trigger Result                                                                  Pass
     Threshold Value                                                           50.000000%
     Calculated Value                                                          62.039893%
Cummulative Loss Trigger Group II
     Trigger Result                                                                  Pass
     Threshold Value                                                           30.000000%
     Calculated Value                                                           0.956164%

                                      Additional Reporting - Group Level
                                            Informational Reporting

        Group I
          Group I Average Loss Severity %                                                        0.00
          Current Specified Enhancement %                                                  18.624055%
          Delinquency %                                                                    20.074336%
          Net Rate Cap                                                                      6.321010%

        Group II-1
          Group II-1 Average Loss Severity %                                                     0.00
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         87.803112%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    12.196888%

        Group II-2
          Group II-2 Average Loss Severity %                                                     0.00
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         88.194891%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    11.805109%

        Group II-3
          Group II-3 Average Loss Severity %                                                     0.00
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         88.076772%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    11.923228%

        Group II-4
          Group II-4 Average Loss Severity %                                                     0.00
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         85.972578%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    14.027422%

        Group II-5
          Group II-5 Average Loss Severity %                                                     0.00
          Senior Prepayment %                                                             100.000000%
          Senior %                                                                         87.496999%
          Subordinate Prepayment %                                                          0.000000%
          Subordinate %                                                                    12.503001%

                                            Trigger Event Reporting

        Group I
          Stepdown Date                                                                            NO
          Trigger Event                                                                          Fail
          Delinquency Trigger                                                                    Fail
          Cumulative Loss Trigger                                                                Pass
          Optional Termination Date                                                                NO

                               Delinquency Status - OTS Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  TOTAL
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        9                    0                   0                    9
                                 1,606,838.36         0.00                0.00                 1,606,838.36

30 Days      185                 2                    1                   0                    188
             46,776,868.28       771,249.98           238,900.00          0.00                 47,787,018.26

60 Days      115                 5                    1                   1                    122
             31,718,695.73       695,279.34           623,975.00          140,000.00           33,177,950.07

90 Days      16                  6                    57                  0                    79
             3,902,075.65        895,314.76           12,329,860.16       0.00                 17,127,250.57

120 Days     12                  6                    68                  2                    88
             2,639,485.51        1,882,763.61         17,358,094.38       675,506.72           22,555,850.22

150 Days     3                   3                    48                  11                   65
             936,319.48          977,039.15           13,492,559.91       1,973,113.37         17,379,031.91

180+ Days    11                  22                   165                 219                  417
             2,284,143.55        5,632,752.32         47,002,120.44       61,178,336.13        116,097,352.44

Totals       342                 53                   340                 233                  968
             88,257,588.20       12,461,237.52        91,045,509.89       63,966,956.22        255,731,291.83

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance       Actual Balance      Actual Balance       Actual Balance      Actual Balance

0-29 Days                        0.118577%            0.000000%           0.000000%            0.118577%
                                 0.091092%            0.000000%           0.000000%            0.091092%

30 Days      2.437418%           0.026350%            0.013175%           0.000000%            2.476943%
             2.651803%           0.043723%            0.013543%           0.000000%            2.709069%

60 Days      1.515152%           0.065876%            0.013175%           0.013175%            1.607378%
             1.798148%           0.039416%            0.035373%           0.007937%            1.880874%

90 Days      0.210804%           0.079051%            0.750988%           0.000000%            1.040843%
             0.221211%           0.050756%            0.698986%           0.000000%            0.970952%

120 Days     0.158103%           0.079051%            0.895916%           0.026350%            1.159420%
             0.149634%           0.106735%            0.984039%           0.038295%            1.278702%

150 Days     0.039526%           0.039526%            0.632411%           0.144928%            0.856390%
             0.053080%           0.055389%            0.764900%           0.111857%            0.985226%

180+ Days    0.144928%           0.289855%            2.173913%           2.885375%            5.494071%
             0.129489%           0.319323%            2.664573%           3.468229%            6.581614%

Totals       4.505929%           0.698287%            4.479578%           3.069829%            12.753623%
             5.003365%           0.706433%            5.161413%           3.626317%            14.497529%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                   1,855,063.08

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I - OTS                  No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           2                    0                   0                    2
                                                    445,734.23           0.00                0.00                 445,734.23

30 Days                        75                   1                    1                   0                    77
                               21,592,797.22        431,250.00           238,900.00          0.00                 22,262,947.22

60 Days                        46                   1                    1                   1                    49
                               13,035,715.70        103,952.31           623,975.00          140,000.00           13,903,643.01

90 Days                        7                    4                    21                  0                    32
                               1,343,940.20         573,463.85           4,468,307.43        0.00                 6,385,711.48

120 Days                       5                    3                    29                  1                    38
                               1,062,074.26         421,523.20           7,637,910.87        175,999.96           9,297,508.29

150 Days                       1                    1                    24                  7                    33
                               195,000.00           101,600.00           6,603,260.25        947,055.33           7,846,915.58

180+ Days                      5                    3                    87                  97                   192
                               889,482.18           519,058.20           23,193,831.82       24,368,689.01        48,971,061.21

Totals                         139                  15                   163                 106                  423
                               38,119,009.56        2,596,581.79         42,766,185.37       25,631,744.30        109,113,521.02

0-29 Days                                           0.107411%            0.000000%           0.000000%            0.107411%
                                                    0.105262%            0.000000%           0.000000%            0.105262%

30 Days                        4.027927%            0.053706%            0.053706%           0.000000%            4.135338%
                               5.099250%            0.101842%            0.056417%           0.000000%            5.257509%

60 Days                        2.470462%            0.053706%            0.053706%           0.053706%            2.631579%
                               3.078451%            0.024549%            0.147355%           0.033062%            3.283416%

90 Days                        0.375940%            0.214823%            1.127820%           0.000000%            1.718582%
                               0.317378%            0.135426%            1.055214%           0.000000%            1.508018%

120 Days                       0.268528%            0.161117%            1.557465%           0.053706%            2.040816%
                               0.250814%            0.099545%            1.803732%           0.041563%            2.195654%

150 Days                       0.053706%            0.053706%            1.288937%           0.375940%            1.772288%
                               0.046050%            0.023993%            1.559394%           0.223652%            1.853089%

180+ Days                      0.268528%            0.161117%            4.672395%           5.209452%            10.311493%
                               0.210056%            0.122578%            5.477342%           5.754791%            11.564767%

Totals                         7.465091%            0.805585%            8.754028%           5.692803%            22.717508%
                               9.001999%            0.613196%            10.099453%          6.053068%            25.767716%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-1 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    279,200.00           0.00                0.00                 279,200.00

30 Days                        8                    0                    0                   0                    8
                               2,168,874.19         0.00                 0.00                0.00                 2,168,874.19

60 Days                        3                    0                    0                   0                    3
                               1,155,314.70         0.00                 0.00                0.00                 1,155,314.70

90 Days                        0                    1                    2                   0                    3
                               0.00                 239,850.91           503,980.10          0.00                 743,831.01

120 Days                       0                    0                    4                   0                    4
                               0.00                 0.00                 1,207,056.86        0.00                 1,207,056.86

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      1                    1                    6                   7                    15
                               279,979.24           100,750.00           1,241,644.68        1,452,013.74         3,074,387.66

Totals                         12                   3                    12                  7                    34
                               3,604,168.13         619,800.91           2,952,681.64        1,452,013.74         8,628,664.42

0-29 Days                                           0.257069%            0.000000%           0.000000%            0.257069%
                                                    0.297568%            0.000000%           0.000000%            0.297568%

30 Days                        2.056555%            0.000000%            0.000000%           0.000000%            2.056555%
                               2.311560%            0.000000%            0.000000%           0.000000%            2.311560%

60 Days                        0.771208%            0.000000%            0.000000%           0.000000%            0.771208%
                               1.231320%            0.000000%            0.000000%           0.000000%            1.231320%

90 Days                        0.000000%            0.257069%            0.514139%           0.000000%            0.771208%
                               0.000000%            0.255630%            0.537136%           0.000000%            0.792766%

120 Days                       0.000000%            0.000000%            1.028278%           0.000000%            1.028278%
                               0.000000%            0.000000%            1.286466%           0.000000%            1.286466%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.257069%            0.257069%            1.542416%           1.799486%            3.856041%
                               0.298398%            0.107378%            1.323330%           1.547538%            3.276645%

Totals                         3.084833%            0.771208%            3.084833%           1.799486%            8.740360%
                               3.841278%            0.660576%            3.146932%           1.547538%            9.196325%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-2 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           3                    0                   0                    3
                                                    443,472.64           0.00                0.00                 443,472.64

30 Days                        33                   0                    0                   0                    33
                               5,283,390.67         0.00                 0.00                0.00                 5,283,390.67

60 Days                        19                   2                    0                   0                    21
                               2,905,640.81         185,839.39           0.00                0.00                 3,091,480.20

90 Days                        2                    0                    9                   0                    11
                               577,400.00           0.00                 1,881,054.66        0.00                 2,458,454.66

120 Days                       5                    1                    8                   0                    14
                               747,616.26           83,120.31            1,297,115.52        0.00                 2,127,852.09

150 Days                       1                    1                    4                   1                    7
                               230,389.48           288,000.00           761,721.84          199,999.95           1,480,111.27

180+ Days                      2                    6                    21                  35                   64
                               503,143.53           955,485.00           3,890,043.50        6,578,211.64         11,926,883.67

Totals                         62                   13                   42                  36                   153
                               10,247,580.75        1,955,917.34         7,829,935.52        6,778,211.59         26,811,645.20

0-29 Days                                           0.152517%            0.000000%           0.000000%            0.152517%
                                                    0.128444%            0.000000%           0.000000%            0.128444%

30 Days                        1.677682%            0.000000%            0.000000%           0.000000%            1.677682%
                               1.530245%            0.000000%            0.000000%           0.000000%            1.530245%

60 Days                        0.965938%            0.101678%            0.000000%           0.000000%            1.067616%
                               0.841570%            0.053825%            0.000000%           0.000000%            0.895395%

90 Days                        0.101678%            0.000000%            0.457550%           0.000000%            0.559227%
                               0.167234%            0.000000%            0.544816%           0.000000%            0.712050%

120 Days                       0.254194%            0.050839%            0.406711%           0.000000%            0.711744%
                               0.216534%            0.024074%            0.375688%           0.000000%            0.616296%

150 Days                       0.050839%            0.050839%            0.203355%           0.050839%            0.355872%
                               0.066728%            0.083414%            0.220620%           0.057927%            0.428689%

180+ Days                      0.101678%            0.305033%            1.067616%           1.779359%            3.253686%
                               0.145727%            0.276740%            1.126686%           1.905268%            3.454421%

Totals                         3.152008%            0.660905%            2.135231%           1.830198%            7.778343%
                               2.968039%            0.566498%            2.267809%           1.963195%            7.765541%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-3 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           2                    0                   0                    2
                                                    344,682.27           0.00                0.00                 344,682.27

30 Days                        58                   1                    0                   0                    59
                               12,569,102.35        339,999.98           0.00                0.00                 12,909,102.33

60 Days                        29                   2                    0                   0                    31
                               5,837,492.57         405,487.64           0.00                0.00                 6,242,980.21

90 Days                        5                    1                    15                  0                    21
                               1,035,363.21         82,000.00            2,521,305.42        0.00                 3,638,668.63

120 Days                       1                    1                    21                  0                    23
                               349,794.99           192,000.00           4,349,163.83        0.00                 4,890,958.82

150 Days                       0                    0                    15                  2                    17
                               0.00                 0.00                 3,819,018.49        369,546.09           4,188,564.58

180+ Days                      3                    9                    37                  50                   99
                               611,538.60           1,928,970.66         7,949,269.88        10,651,262.73        21,141,041.87

Totals                         96                   16                   88                  52                   252
                               20,403,291.72        3,293,140.55         18,638,757.62       11,020,808.82        53,355,998.71

0-29 Days                                           0.079523%            0.000000%           0.000000%            0.079523%
                                                    0.068972%            0.000000%           0.000000%            0.068972%

30 Days                        2.306163%            0.039761%            0.000000%           0.000000%            2.345924%
                               2.515128%            0.068035%            0.000000%           0.000000%            2.583163%

60 Days                        1.153082%            0.079523%            0.000000%           0.000000%            1.232604%
                               1.168106%            0.081140%            0.000000%           0.000000%            1.249245%

90 Days                        0.198807%            0.039761%            0.596421%           0.000000%            0.834990%
                               0.207180%            0.016409%            0.504523%           0.000000%            0.728112%

120 Days                       0.039761%            0.039761%            0.834990%           0.000000%            0.914513%
                               0.069995%            0.038420%            0.870285%           0.000000%            0.978700%

150 Days                       0.000000%            0.000000%            0.596421%           0.079523%            0.675944%
                               0.000000%            0.000000%            0.764201%           0.073948%            0.838149%

180+ Days                      0.119284%            0.357853%            1.471173%           1.988072%            3.936382%
                               0.122371%            0.385995%            1.590681%           2.131360%            4.230407%

Totals                         3.817097%            0.636183%            3.499006%           2.067594%            10.019881%
                               4.082780%            0.658971%            3.729690%           2.205308%            10.676749%

Please refer to CTSLink.com for a list of delinquency code descriptions

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-4 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        7                    0                    0                   0                    7
                               3,422,790.49         0.00                 0.00                0.00                 3,422,790.49

60 Days                        6                    0                    0                   0                    6
                               3,129,745.12         0.00                 0.00                0.00                 3,129,745.12

90 Days                        2                    0                    3                   0                    5
                               945,372.24           0.00                 1,355,920.00        0.00                 2,301,292.24

120 Days                       1                    0                    2                   1                    4
                               480,000.00           0.00                 864,898.10          499,506.76           1,844,404.86

150 Days                       0                    1                    3                   1                    5
                               0.00                 587,439.15           1,322,664.74        456,512.00           2,366,615.89

180+ Days                      0                    2                    9                   15                   26
                               0.00                 1,070,999.98         7,231,833.84        10,528,087.52        18,830,921.34

Totals                         16                   3                    17                  17                   53
                               7,977,907.85         1,658,439.13         10,775,316.68       11,484,106.28        31,895,769.94

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.928375%            0.000000%            0.000000%           0.000000%            1.928375%
                               1.637654%            0.000000%            0.000000%           0.000000%            1.637654%

60 Days                        1.652893%            0.000000%            0.000000%           0.000000%            1.652893%
                               1.497444%            0.000000%            0.000000%           0.000000%            1.497444%

90 Days                        0.550964%            0.000000%            0.826446%           0.000000%            1.377410%
                               0.452319%            0.000000%            0.648748%           0.000000%            1.101066%

120 Days                       0.275482%            0.000000%            0.550964%           0.275482%            1.101928%
                               0.229659%            0.000000%            0.413815%           0.238992%            0.882466%

150 Days                       0.000000%            0.275482%            0.826446%           0.275482%            1.377410%
                               0.000000%            0.281064%            0.632836%           0.218421%            1.132321%

180+ Days                      0.000000%            0.550964%            2.479339%           4.132231%            7.162534%
                               0.000000%            0.512426%            3.460112%           5.037223%            9.009761%

Totals                         4.407713%            0.826446%            4.683196%           4.683196%            14.600551%
                               3.817075%            0.793490%            5.155511%           5.494636%            15.260712%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-5 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    93,749.22            0.00                0.00                 93,749.22

30 Days                        4                    0                    0                   0                    4
                               1,739,913.36         0.00                 0.00                0.00                 1,739,913.36

60 Days                        12                   0                    0                   0                    12
                               5,654,786.83         0.00                 0.00                0.00                 5,654,786.83

90 Days                        0                    0                    7                   0                    7
                               0.00                 0.00                 1,599,292.55        0.00                 1,599,292.55

120 Days                       0                    1                    4                   0                    5
                               0.00                 1,186,120.10         2,001,949.20        0.00                 3,188,069.30

150 Days                       1                    0                    2                   0                    3
                               510,930.00           0.00                 985,894.59          0.00                 1,496,824.59

180+ Days                      0                    1                    5                   15                   21
                               0.00                 1,057,488.48         3,495,496.72        7,600,071.49         12,153,056.69

Totals                         17                   3                    18                  15                   53
                               7,905,630.19         2,337,357.80         8,082,633.06        7,600,071.49         25,925,692.54

0-29 Days                                           0.202429%            0.000000%           0.000000%            0.202429%
                                                    0.048656%            0.000000%           0.000000%            0.048656%

30 Days                        0.809717%            0.000000%            0.000000%           0.000000%            0.809717%
                               0.903022%            0.000000%            0.000000%           0.000000%            0.903022%

60 Days                        2.429150%            0.000000%            0.000000%           0.000000%            2.429150%
                               2.934858%            0.000000%            0.000000%           0.000000%            2.934858%

90 Days                        0.000000%            0.000000%            1.417004%           0.000000%            1.417004%
                               0.000000%            0.000000%            0.830040%           0.000000%            0.830040%

120 Days                       0.000000%            0.202429%            0.809717%           0.000000%            1.012146%
                               0.000000%            0.615601%            1.039020%           0.000000%            1.654621%

150 Days                       0.202429%            0.000000%            0.404858%           0.000000%            0.607287%
                               0.265175%            0.000000%            0.511683%           0.000000%            0.776858%

180+ Days                      0.000000%            0.202429%            1.012146%           3.036437%            4.251012%
                               0.000000%            0.548841%            1.814177%           3.944469%            6.307487%

Totals                         3.441296%            0.607287%            3.643725%           3.036437%            10.728745%
                               4.103055%            1.213098%            4.194920%           3.944469%            13.455543%

Please refer to CTSLink.com for a list of delinquency code descriptions

                       180+ Delinquency Summary

                                Summary                                                        Group I

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            57       14,268,946.63            0.809               26       7,228,683.58            1.707
    210  -      239            34       10,813,355.92            0.613               19       6,226,640.16            1.470
    240  -      269            51       11,479,609.59            0.651               23       5,453,288.97            1.288
    270  -      299            47       14,715,042.14            0.834               24       5,755,256.33            1.359
    300  -      329            42       11,007,638.95            0.624               18       4,585,619.69            1.083
    330  -      359            30        6,994,636.02            0.397               10       1,744,683.18            0.412
    360  -      389            32        9,405,746.43            0.533               14       3,475,191.45            0.821
    390  -      419            31        8,635,710.73            0.490               15       3,355,627.06            0.792
    420  -      449            29       10,594,973.70            0.601               17       4,386,103.55            1.036
    450  -      479            23        4,563,417.54            0.259                7       1,159,023.86            0.274
    480  -      509            11        5,583,883.42            0.317                3       1,901,263.42            0.449
    510  -      539            13        3,378,881.19            0.192                7       1,998,306.19            0.472
    540  -      569             7        2,660,919.77            0.151                3         631,183.35            0.149
    570  -      599            10        1,994,590.41            0.113                6       1,070,190.42            0.253
              Total           417      116,097,352.44            6.584              192      48,971,061.21           11.565

                 180+ Delinquency Summary (continued)

                              Group II-1                                                      Group II-2

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             3          657,519.93            0.701                  8     1,599,818.54            0.463
    210  -      239             2          379,979.24            0.405                  3       373,746.00            0.108
    240  -      269             5          866,186.75            0.923                  9     1,986,017.43            0.575
    270  -      299             0                0.00            0.000                  5       791,295.82            0.229
    300  -      329             1          175,371.42            0.187                  9     1,357,560.87            0.393
    330  -      359             1           79,989.98            0.085                  7     1,185,651.81            0.343
    360  -      389             0                0.00            0.000                  4       672,315.00            0.195
    390  -      419             0                0.00            0.000                  5     1,213,920.00            0.352
    420  -      449             1          479,290.34            0.511                  2       431,586.01            0.125
    450  -      479             0                0.00            0.000                  4       788,227.19            0.228
    480  -      509             1          136,800.00            0.146                  2       595,420.00            0.172
    510  -      539             0                0.00            0.000                  4       604,925.00            0.175
    540  -      569             1          299,250.00            0.319                  1       220,000.00            0.064
    570  -      599             0                0.00            0.000                  1       106,400.00            0.031
              Total            15        3,074,387.66            3.277                 64    11,926,883.67            3.453

                 180+ Delinquency Summary (continued)

                              Group II-3                                                      Group II-4

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            17        3,506,972.48            0.702                  1       520,000.00            0.249
    210  -      239             5        1,134,892.65            0.227                  2       963,072.77            0.461
    240  -      269            11        1,946,252.46            0.389                  1       699,999.98            0.335
    270  -      299            12        2,810,159.58            0.562                  2     2,151,300.00            1.029
    300  -      329            10        2,488,757.83            0.498                  4     2,400,329.14            1.148
    330  -      359             7        1,321,331.05            0.264                  3     1,810,980.00            0.866
    360  -      389             8        1,755,990.00            0.351                  5     3,196,749.98            1.530
    390  -      419             8        2,092,414.13            0.419                  2     1,624,999.54            0.777
    420  -      449             4          847,450.72            0.170                  2     2,216,608.00            1.061
    450  -      479            11        1,797,284.56            0.360                  1       818,881.93            0.392
    480  -      509             2          522,400.00            0.105                  3     2,428,000.00            1.162
    510  -      539             1          359,650.00            0.072                  0             0.00            0.000
    540  -      569             1          145,486.42            0.029                  0             0.00            0.000
    570  -      599             2          411,999.99            0.082                  0             0.00            0.000
              Total            99       21,141,041.87            4.230                 26    18,830,921.34            9.010

                 180+ Delinquency Summary (continued)

                              Group II-5

               Days    Number of          Outstanding    Percentage of
         Delinquent         Loans              Actual       Balance(%)
                                           Balance($)

    180  -      209             2          755,952.10            0.392
    210  -      239             3        1,735,025.10            0.900
    240  -      269             2          527,864.00            0.274
    270  -      299             4        3,207,030.41            1.664
    300  -      329             0                0.00            0.000
    330  -      359             2          852,000.00            0.442
    360  -      389             1          305,500.00            0.159
    390  -      419             1          348,750.00            0.181
    420  -      449             3        2,233,935.08            1.159
    450  -      479             0                0.00            0.000
    480  -      509             0                0.00            0.000
    510  -      539             1          416,000.00            0.216
    540  -      569             1        1,365,000.00            0.708
    570  -      599             1          406,000.00            0.211
              Total            21       12,153,056.69            6.306

This report includes all loans greater than 180 days delinquent regardless of status (REO, Foreclosure, Bankruptcy).

                REO Detail - All Mortgage Loans in REO during Current Period

 Summary                                                             12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                             39                   Sep-06            0.495%
     Original Principal Balance    10,317,560.00                   Oct-06            0.823%
     Current Actual Balance        10,311,900.32                   Nov-06            1.112%
                                                                   Dec-06            1.315%
 Current REO Total                                                 Jan-07            1.200%
     Loans in REO                            233                   Feb-07            1.516%
     Original Principal Balance    63,992,272.00                   Mar-07            1.623%
     Current Actual Balance        63,966,956.22                   Apr-07            2.278%
                                                                   May-07            2.643%
                                                                   Jun-07            3.018%
                                                                   Jul-07            3.275%
                                                                   Aug-07            3.626%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I                                                             12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                             23                   Sep-06            0.609%
     Original Principal Balance     5,727,037.00                   Oct-06            1.203%
     Current Actual Balance         5,721,926.54                   Nov-06            1.875%
                                                                   Dec-06            2.094%
 Current REO Total                                                 Jan-07            2.361%
     Loans in REO                            106                   Feb-07            2.907%
     Original Principal Balance    25,646,209.00                   Mar-07            3.153%
     Current Actual Balance        25,631,744.30                   Apr-07            4.219%
                                                                   May-07            4.125%
                                                                   Jun-07            4.550%
                                                                   Jul-07            5.036%
                                                                   Aug-07            6.053%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              0                   Sep-06            0.270%
     Original Principal Balance             0.00                   Oct-06            0.398%
     Current Actual Balance                 0.00                   Nov-06            0.865%
                                                                   Dec-06            1.158%
 Current REO Total                                                 Jan-07            1.184%
     Loans in REO                              7                   Feb-07            1.166%
     Original Principal Balance     1,454,004.00                   Mar-07            1.000%
     Current Actual Balance         1,452,013.74                   Apr-07            1.187%
                                                                   May-07            1.388%
                                                                   Jun-07            1.007%
                                                                   Jul-07            1.518%
                                                                   Aug-07            1.548%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              5                   Sep-06            0.086%
     Original Principal Balance       863,120.00                   Oct-06            0.177%
     Current Actual Balance           863,111.00                   Nov-06            0.182%
                                                                   Dec-06            0.404%
 Current REO Total                                                 Jan-07            0.498%
     Loans in REO                             36                   Feb-07            0.721%
     Original Principal Balance     6,779,220.00                   Mar-07            1.038%
     Current Actual Balance         6,778,211.59                   Apr-07            1.380%
                                                                   May-07            1.506%
                                                                   Jun-07            1.658%
                                                                   Jul-07            1.734%
                                                                   Aug-07            1.963%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              8                   Sep-06            0.162%
     Original Principal Balance     1,795,891.00                   Oct-06            0.259%
     Current Actual Balance         1,795,844.02                   Nov-06            0.484%
                                                                   Dec-06            0.596%
 Current REO Total                                                 Jan-07            0.536%
     Loans in REO                             52                   Feb-07            0.811%
     Original Principal Balance    11,027,363.00                   Mar-07            0.863%
     Current Actual Balance        11,020,808.82                   Apr-07            1.030%
                                                                   May-07            1.574%
                                                                   Jun-07            1.857%
                                                                   Jul-07            1.986%
                                                                   Aug-07            2.205%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              3                   Sep-06            0.888%
     Original Principal Balance     1,931,512.00                   Oct-06            1.671%
     Current Actual Balance         1,931,018.76                   Nov-06            1.901%
                                                                   Dec-06            2.199%
 Current REO Total                                                 Jan-07            0.636%
     Loans in REO                             17                   Feb-07            0.931%
     Original Principal Balance    11,484,670.00                   Mar-07            0.939%
     Current Actual Balance        11,484,106.28                   Apr-07            2.810%
                                                                   May-07            3.759%
                                                                   Jun-07            4.800%
                                                                   Jul-07            5.328%
                                                                   Aug-07            5.495%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-5                                                          12 Month REO History*
 New REO Loans                                                     Month        REO Percentage

     Loans in REO                              0                   Sep-06            1.387%
     Original Principal Balance             0.00                   Oct-06            1.661%
     Current Actual Balance                 0.00                   Nov-06            1.707%
                                                                   Dec-06            1.945%
 Current REO Total                                                 Jan-07            1.999%
     Loans in REO                             15                   Feb-07            2.263%
     Original Principal Balance     7,600,806.00                   Mar-07            2.114%
     Current Actual Balance         7,600,071.49                   Apr-07            2.579%
                                                                   May-07            3.446%
                                                                   Jun-07            4.007%
                                                                   Jul-07            4.063%
                                                                   Aug-07            3.944%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

                    REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan           First                                             Original
                               Loan          Entered         Payment                            LTV at          Principal
        Group                Number              REO            Date          State        Origination            Balance

       Group I           0000404871         Jun-2007     01-Sep-2005             CO              80.00          96,000.00
       Group I           0000404897         Dec-2006     01-Sep-2005             CO              80.00         108,000.00
       Group I           0002292737         Apr-2007     01-Nov-2005             AZ              80.00         328,000.00
       Group I           0002293253         Feb-2007     01-Oct-2005             AZ              80.00         287,920.00
       Group I           0002293264         Jun-2007     01-Nov-2005             AZ              80.00         328,000.00
       Group I           0002369152         Apr-2007     01-Dec-2005             VA              80.00         379,920.00
       Group I           0002385893         Jan-2007     01-Oct-2005             GA              80.00         280,000.00
       Group I           0002388664         May-2007     01-Nov-2005             NH              80.00         164,000.00
       Group I           0002389103         Jan-2007     01-Oct-2005             CA              80.00         412,000.00
       Group I           0002393850         Jan-2007     01-Dec-2005             GA              80.00         104,000.00
       Group I           0002437387         Mar-2007     01-Dec-2005             TN              80.00         656,000.00
       Group I           0002437756         Jan-2007     01-Dec-2005             GA              90.00         189,000.00
       Group I           0005976030         Dec-2006     01-Sep-2005             GA              80.00         212,800.00
       Group I           0010107621         Jul-2007     01-Oct-2005             AZ              80.00         492,000.00
       Group I           0011346855         May-2007     01-Sep-2005             FL              80.00         127,200.00
       Group I           0011757549         Feb-2007     01-Dec-2005             MA              80.00         320,000.00
       Group I           0011766912         Jul-2007     01-Dec-2005             AZ              80.00         205,600.00
       Group I           0011874708         Aug-2007     01-Oct-2005             VA              80.00         368,000.00
       Group I           0011882479         Jun-2007     01-Oct-2005             NV              80.00         271,920.00
       Group I           0011899705         May-2007     01-Oct-2005             NV              75.00         191,250.00
       Group I           0011912839         Aug-2007     01-Oct-2005             CO              72.48         658,300.00
       Group I           0011920154         Mar-2007     01-Nov-2005             CO              80.00         131,920.00
       Group I           0011929593         Jul-2007     01-Oct-2005             VA              80.00         181,600.00
       Group I           0011929999         Feb-2007     01-Oct-2005             FL              80.00         172,000.00
       Group I           0011934635         May-2007     01-Oct-2005             AZ              70.00         237,300.00
       Group I           0012557567         Jan-2007     01-Sep-2005             VA              77.76          45,100.00
       Group I           0012602223         Aug-2007     01-Oct-2005             NV              80.00         276,000.00
       Group I           0012606877         Aug-2007     01-Nov-2005             MN              80.00         327,200.00
       Group I           0012606901         Apr-2007     01-Nov-2005             CA              80.00         266,400.00
       Group I           0012608576         Apr-2007     01-Nov-2005             CA              80.00         222,400.00
       Group I           0012615977         Jun-2007     01-Sep-2005             IL              75.79         216,000.00
       Group I           0012641056         Aug-2007     01-Nov-2005             CA              80.00         639,200.00
       Group I           0012678231         Jan-2007     01-Oct-2005             GA              80.00          79,200.00
       Group I           0012679478         Aug-2007     01-Nov-2005             GA              80.00         144,000.00
       Group I           0012683264         Apr-2007     01-Nov-2005             AZ              70.00         230,300.00
       Group I           0012699724         Jun-2007     01-Nov-2005             AZ              70.00         191,100.00
       Group I           0012827564         Aug-2007     01-Dec-2005             MO              90.00          52,650.00
       Group I           0012827838         Jul-2007     01-Dec-2005             CA              70.00         245,000.00
       Group I           0012829883         Jul-2007     01-Nov-2005             VA              80.00         232,000.00
       Group I           0012835682         Aug-2007     01-Dec-2005             CO              80.00         125,600.00
       Group I           0012836557         May-2007     01-Dec-2005             CO              80.00         128,000.00
       Group I           0012837381         Jul-2007     01-Dec-2005             CO              80.00         168,000.00
       Group I           0012838082         Aug-2007     01-Dec-2005             CO              80.00         124,000.00
       Group I           0012843488         Jun-2007     01-Nov-2005             FL              70.00         210,434.00
       Group I           0012846226         Apr-2007     01-Nov-2005             AZ              80.00         220,000.00
       Group I           0012848867         Aug-2007     01-Dec-2005             CO              70.00         565,047.00
       Group I           0012849212         Dec-2006     01-Nov-2005             IL              80.00         212,000.00
       Group I           0012854576         Aug-2007     01-Nov-2005             GA              80.00         140,000.00
       Group I           0012858296         Aug-2007     01-Nov-2005             AZ              80.00         204,720.00
       Group I           0012859526         Mar-2007     01-Dec-2005             NV              75.00         227,200.00
       Group I           0012862678         Jul-2006     01-Nov-2005             MN              80.00         192,000.00
       Group I           0012864658         Mar-2007     01-Oct-2005             WI              80.00         467,400.00
       Group I           0012866174         Apr-2007     01-Nov-2005             GA              75.00         187,500.00
       Group I           0012868840         Jul-2007     01-Dec-2005             CA              80.00         592,000.00
       Group I           0012871224         Mar-2007     01-Nov-2005             GA              80.00         369,232.00
       Group I           0012882569         May-2007     01-Dec-2005             FL              80.00         165,316.00
       Group I           0012888889         Aug-2007     01-Dec-2005             CO              80.00         154,320.00
       Group I           0012889291         Aug-2007     01-Dec-2005             CO              80.00         158,400.00
       Group I           0012889986         Aug-2007     01-Nov-2005             GA              80.00         124,000.00
       Group I           0012895066         Aug-2007     01-Dec-2005             TX              80.00          74,400.00
       Group I           0012897013         May-2007     01-Dec-2005             AZ              70.00         228,900.00
       Group I           0012897716         Jun-2007     01-Nov-2005             CA              76.54         359,650.00
       Group I           0012898235         May-2007     01-Dec-2005             CO              80.00         208,000.00
       Group I           0012924015         Aug-2007     01-Nov-2005             VA              71.11         160,000.00
       Group I           0012932406         Jul-2007     01-Dec-2005             VA              80.00         304,000.00
       Group I           0012932562         Feb-2007     01-Dec-2005             MN              80.00         160,000.00
       Group I           0012964185         Jun-2007     01-Dec-2005             GA              80.00         119,790.00
       Group I           0012965976         Aug-2007     01-Dec-2005             AZ              70.00         172,900.00
       Group I           0012966982         Mar-2007     01-Dec-2005             MN              80.00         116,000.00
       Group I           0012967246         Apr-2007     01-Dec-2005             MN              80.00         290,400.00
       Group I           0012967816         Jun-2007     01-Dec-2005             AZ              80.00         216,000.00
       Group I           0012974291         Jul-2007     01-Dec-2005             VA              80.00         324,000.00
       Group I           0012983094         Jun-2007     01-Dec-2005             OH              75.00         120,000.00
       Group I           0012988390         Jun-2007     01-Dec-2005             OH              75.00         120,000.00
       Group I           0012994562         Nov-2006     01-Dec-2005             GA              80.00         476,000.00
       Group I           0012995304         Jul-2007     01-Dec-2005             IL              75.00         363,750.00
       Group I           0012996161         May-2007     01-Dec-2005             MI              80.00          80,000.00
       Group I           0012997375         Dec-2006     01-Dec-2005             MO              75.00         225,000.00
       Group I           0012998290         Apr-2007     01-Oct-2005             TX              80.00         127,200.00
       Group I           0012998480         Aug-2007     01-Oct-2005             TX              70.00          62,300.00
       Group I           0013005814         Apr-2007     01-Dec-2005             CA              80.00         952,000.00
       Group I           0013020029         Mar-2007     01-Dec-2005             GA              80.00         141,600.00
       Group I           0013021068         Jun-2007     01-Jan-2006             GA              80.00         196,000.00
       Group I           0013022553         Jun-2007     01-Dec-2005             MN              80.00         124,000.00
       Group I           0013022785         Mar-2007     01-Dec-2005             MN              80.00         103,200.00
       Group I           0013031315         Oct-2006     01-Dec-2005             GA              80.00          99,200.00
       Group I           0013032081         Feb-2007     01-Jan-2006             MA              80.00         272,000.00
       Group I           0013032248         Jan-2007     01-Jan-2006             MA              80.00         272,000.00
       Group I           0013037452         Aug-2007     01-Dec-2005             VA              80.00         176,000.00
       Group I           0013052857         Apr-2007     01-Dec-2005             LA              80.00         244,000.00
       Group I           0013059605         Aug-2007     01-Dec-2005             CA              80.00         530,000.00
       Group I           0013069059         Apr-2007     01-Jan-2006             TX              75.00         131,250.00
       Group I           0013078563         Jun-2007     01-Dec-2005             GA              80.00         127,920.00
       Group I           0013102520         Apr-2007     01-Dec-2005             CA              80.00         232,000.00
       Group I           0013998216         May-2007     01-Sep-2005             CA              70.00         374,500.00
       Group I           0014007132         Feb-2007     01-Oct-2005             FL              80.00         351,920.00
       Group I           0018905794         Nov-2006     01-Sep-2005             GA              80.00         111,920.00
       Group I           0018927319         Feb-2007     01-Oct-2005             MN              70.00          59,500.00
       Group I           0018931261         Aug-2007     01-Oct-2005             CA              70.00         350,000.00
       Group I           0018932772         Apr-2007     01-Oct-2005             FL              70.00         204,400.00
       Group I           0018942102         Aug-2006     01-Nov-2005             AZ              80.00         310,360.00
       Group I           0018961078         Nov-2006     01-Oct-2005             VA              80.00         459,900.00
       Group I           0018969584         Jun-2007     01-Oct-2005             TX              80.00         139,600.00
       Group I           0018969980         Aug-2007     01-Oct-2005             NV              80.00         140,000.00
       Group I           0018971879         Jun-2007     01-Oct-2005             NV              80.00         259,200.00
       Group I           0105303408         Jul-2007     01-Jan-2003             CO              95.00         171,000.00
      Group II-1         0002385898         Jun-2007     01-Nov-2005             GA              80.00         100,000.00
      Group II-1         0012558482         Jul-2007     01-Sep-2005             OH              80.00         480,000.00
      Group II-1         0012558557         Mar-2007     01-Sep-2005             TX              80.00          80,000.00
      Group II-1         0012900023         Apr-2007     01-Dec-2005             TX              80.00         176,642.00
      Group II-1         0012955415         May-2007     01-Dec-2005             MI              80.00         181,312.00
      Group II-1         4674945611         Dec-2006     01-Sep-2005             CA              95.00         299,250.00
      Group II-1         7275451892         Oct-2006     01-Sep-2005             MI              80.00         136,800.00
      Group II-2         0002293888         Apr-2007     01-Nov-2005             NV              80.00         185,520.00
      Group II-2         0002365398         Jan-2007     01-Nov-2005             NC              80.00         106,400.00
      Group II-2         0002381536         Apr-2007     01-Dec-2005             IL              80.00         228,000.00
      Group II-2         0002384889         Jun-2007     01-Oct-2005             SD              80.00         152,800.00
      Group II-2         0002385753         Jan-2007     01-Oct-2005             GA              70.00         350,000.00
      Group II-2         0002389659         Apr-2007     01-Nov-2005             FL              80.00         232,800.00
      Group II-2         0002391175         Jul-2007     01-Nov-2005             VA              80.00         200,000.00
      Group II-2         0002436941         May-2007     01-Dec-2005             GA              80.00         159,120.00
      Group II-2         0011880432         Apr-2007     01-Oct-2005             AZ              80.00         170,000.00
      Group II-2         0011901444         Jul-2007     01-Nov-2005             AZ              80.00         196,000.00
      Group II-2         0011911435         Aug-2007     01-Nov-2005             MO              80.00          65,200.00
      Group II-2         0011912490         Mar-2007     01-Aug-2005             MN              80.00         128,000.00
      Group II-2         0011913449         Jul-2007     01-Oct-2005             MN              80.00         208,000.00
      Group II-2         0011913506         Jun-2007     01-Oct-2005             MI              67.04          50,950.00
      Group II-2         0012604567         Jan-2007     01-Oct-2005             AZ              80.00         239,920.00
      Group II-2         0012616918         Apr-2007     01-Nov-2005             AZ              80.00         184,000.00
      Group II-2         0012631354         Mar-2007     01-Nov-2005             AZ              80.00         117,600.00
      Group II-2         0012669909         May-2007     01-Nov-2005             AZ              80.00         316,000.00
      Group II-2         0012693230         Oct-2006     01-Nov-2005             CO              80.00         172,000.00
      Group II-2         0012832010         Mar-2007     01-Nov-2005             MN              80.00         220,000.00
      Group II-2         0012835583         May-2007     01-Nov-2005             IL              80.00         136,000.00
      Group II-2         0012857850         Aug-2007     01-Nov-2005             AZ              80.00         182,000.00
      Group II-2         0012862306         Jun-2007     01-Nov-2005             MN              80.00         192,000.00
      Group II-2         0012884821         Mar-2007     01-Dec-2005             TX              80.00         173,520.00
      Group II-2         0012884987         Aug-2007     01-Dec-2005             CO              80.00         138,400.00
      Group II-2         0012895611         Mar-2007     01-Nov-2005             FL              79.98         220,200.00
      Group II-2         0012898342         Jul-2007     01-Nov-2005             CA              80.00         201,600.00
      Group II-2         0012905980         Aug-2007     01-Dec-2005             MN              80.00         173,520.00
      Group II-2         0012919189         Apr-2007     01-Dec-2005             FL              80.00         204,800.00
      Group II-2         0012951737         Jun-2007     01-Nov-2005             MN              80.00         153,600.00
      Group II-2         0018938456         May-2007     01-Nov-2005             IL              64.30          92,925.00
      Group II-2         0018955682         Feb-2007     01-Oct-2005             VA              80.00         256,000.00
      Group II-2         0018961839         Jul-2007     01-Nov-2005             AZ              75.00         224,925.00
      Group II-2         0018963421         Aug-2007     01-Oct-2005             NV              80.00         304,000.00
      Group II-2         0018964783         Dec-2006     01-Oct-2005             NV              79.00         355,500.00
      Group II-2         0018971044         Jun-2007     01-Oct-2005             CO              80.00          87,920.00
      Group II-3         0002365923         Jul-2007     01-Oct-2005             VA              80.00         205,600.00
      Group II-3         0002366563         May-2007     01-Oct-2005             VA              78.90         359,000.00
      Group II-3         0002389624         Feb-2007     01-Oct-2005             CA              80.00         200,000.00
      Group II-3         0002390617         Aug-2007     01-Oct-2005             CA              80.00         248,000.00
      Group II-3         0007347909         Dec-2006     01-Sep-2005             GA              80.00         122,960.00
      Group II-3         0010108843         Jul-2007     01-Oct-2005             AZ              80.00         193,600.00
      Group II-3         0011672631         Jul-2006     01-Sep-2005             MN              80.00         140,000.00
      Group II-3         0011751682         Nov-2006     01-Nov-2005             CO              80.00          97,600.00
      Group II-3         0011751898         Feb-2007     01-Nov-2005             CO              80.00          97,600.00
      Group II-3         0011855764         Jun-2007     01-Sep-2005             CA              77.33         359,650.00
      Group II-3         0011885662         Nov-2006     01-Oct-2005             CA              80.00         208,000.00
      Group II-3         0011891017         May-2007     01-Nov-2005             VA              80.00         244,800.00
      Group II-3         0011902426         May-2007     01-Oct-2005             NV              80.00         208,000.00
      Group II-3         0011918661         Apr-2007     01-Oct-2005             FL              80.00         179,200.00
      Group II-3         0011928140         Aug-2007     01-Nov-2005             CA              80.00         284,000.00
      Group II-3         0011937679         Jul-2007     01-Oct-2005             MN              80.00         227,920.00
      Group II-3         0011943677         Sep-2006     01-Nov-2005             NV              80.00         272,000.00
      Group II-3         0012607461         May-2007     01-Nov-2005             AZ              75.00         341,250.00
      Group II-3         0012607701         Apr-2007     01-Nov-2005             AZ              80.00         172,000.00
      Group II-3         0012652152         May-2007     01-Nov-2005             AZ              65.00         136,500.00
      Group II-3         0012660205         Nov-2006     01-Nov-2005             NV              69.30         359,650.00
      Group II-3         0012664942         Dec-2006     01-Nov-2005             AZ              80.00         216,800.00
      Group II-3         0012665014         Jun-2007     01-Nov-2005             AZ              80.00         188,800.00
      Group II-3         0012670915         May-2007     01-Oct-2005             CA              79.98         195,900.00
      Group II-3         0012693974         Feb-2007     01-Nov-2005             FL              80.00         256,000.00
      Group II-3         0012846051         Mar-2007     01-Dec-2005             AZ              80.00         160,000.00
      Group II-3         0012857637         Jun-2007     01-Dec-2005             NV              80.00         269,200.00
      Group II-3         0012858106         May-2007     01-Nov-2005             MI              80.00         308,000.00
      Group II-3         0012859302         Nov-2006     01-Dec-2005             GA              75.00          88,500.00
      Group II-3         0012862454         Aug-2007     01-Nov-2005             MN              80.00         241,600.00
      Group II-3         0012862462         Aug-2007     01-Oct-2005             MN              79.98         215,920.00
      Group II-3         0012872875         Jan-2007     01-Nov-2005             NV              80.00         142,392.00
      Group II-3         0012875902         Jul-2007     01-Nov-2005             CA              80.00         200,000.00
      Group II-3         0012915989         Apr-2007     01-Dec-2005             CA              80.00         256,000.00
      Group II-3         0012924148         May-2007     01-Nov-2005             GA              80.00          75,200.00
      Group II-3         0012927174         May-2007     01-Dec-2005             FL              80.00         218,400.00
      Group II-3         0012929881         May-2007     01-Nov-2005             GA              79.98         276,700.00
      Group II-3         0012937421         May-2007     01-Dec-2005             AZ              80.00         199,200.00
      Group II-3         0012940565         Feb-2007     01-Dec-2005             FL              79.98         194,300.00
      Group II-3         0012951695         Aug-2007     01-Nov-2005             MN              80.00         243,200.00
      Group II-3         0012955316         Jun-2007     01-Dec-2005             MN              80.00         124,000.00
      Group II-3         0012968681         Apr-2007     01-Dec-2005             CA              80.00         340,800.00
      Group II-3         0013001722         Jun-2007     01-Dec-2005             GA              80.00         206,400.00
      Group II-3         0013001979         Aug-2007     01-Dec-2005             FL              80.00         164,000.00
      Group II-3         0013034434         Jul-2007     01-Jan-2006             MI              65.00          55,250.00
      Group II-3         0013051016         Jul-2006     01-Dec-2005             TX              80.00         145,600.00
      Group II-3         0013055876         Aug-2007     01-Dec-2005             NV              80.00         125,600.00
      Group II-3         0018926444         Jun-2007     01-Oct-2005             NV              80.00         232,000.00
      Group II-3         0018929992         Feb-2007     01-Oct-2005             GA              80.00          96,000.00
      Group II-3         0018940320         Aug-2007     01-Nov-2005             NV              70.00         273,571.00
      Group II-3         0018953265         Nov-2006     01-Oct-2005             VA              80.00         314,400.00
      Group II-3         0018979039         Jul-2007     01-Nov-2005             WV              80.00         346,300.00
      Group II-4         0002390238         Aug-2007     01-Nov-2005             MD              80.00         456,512.00
      Group II-4         0009963208         May-2007     01-Sep-2005             CA              80.00         520,000.00
      Group II-4         0011906435         Mar-2007     01-Nov-2005             CA              80.00         396,608.00
      Group II-4         0011935442         Aug-2007     01-Nov-2005             VA              80.00         500,000.00
      Group II-4         0012619862         Apr-2007     01-Nov-2005             VA              74.98         471,350.00
      Group II-4         0012656724         Jun-2007     01-Oct-2005             AL              80.00         984,000.00
      Group II-4         0012837159         Jul-2007     01-Nov-2005             FL              70.00       1,155,000.00
      Group II-4         0012871109         May-2007     01-Dec-2005             NV              80.00         576,000.00
      Group II-4         0012886933         May-2007     01-Dec-2005             CT              75.00         497,250.00
      Group II-4         0012892774         Oct-2006     01-Dec-2005             GA              80.00         144,000.00
      Group II-4         0012897435         Apr-2007     01-Nov-2005             MI              65.00       1,820,000.00
      Group II-4         0012899076         Jul-2007     01-Dec-2005             CA              80.00         402,950.00
      Group II-4         0012903621         May-2007     01-Dec-2005             CA              80.00         920,000.00
      Group II-4         0012926945         Jun-2007     01-Dec-2005             MI              69.88         650,000.00
      Group II-4         0012931762         Jun-2007     01-Jan-2006             CO              80.00         576,000.00
      Group II-4         0012949566         Aug-2007     01-Nov-2005             CA              75.00         975,000.00
      Group II-4         0012960274         Apr-2007     01-Dec-2005             VA              80.00         440,000.00
      Group II-5         0002239028         Jun-2007     01-Nov-2005             AZ              80.00         179,864.00
      Group II-5         0002367306         Apr-2007     01-Nov-2005             VA              80.00         348,000.00
      Group II-5         0002392466         May-2007     01-Nov-2005             NC              80.00         492,000.00
      Group II-5         0011674603         Jun-2007     01-Nov-2005             CA              65.00       1,040,000.00
      Group II-5         0011768116         Jul-2007     01-Dec-2005             VA              80.00         375,992.00
      Group II-5         0011947652         Jul-2007     01-Oct-2005             NV              80.00         711,600.00
      Group II-5         0012673208         May-2007     01-Nov-2005             NV              80.00         360,000.00
      Group II-5         0012674560         Feb-2007     01-Nov-2005             CA              75.00         348,750.00
      Group II-5         0012684049         Apr-2007     01-Nov-2005             CA              65.00         305,500.00
      Group II-5         0012847877         Dec-2006     01-Nov-2005             CA              80.00         416,000.00
      Group II-5         0012860946         Jul-2007     01-Dec-2005             AZ              80.00         188,000.00
      Group II-5         0012865648         Jun-2007     01-Oct-2005             CA              75.00         322,500.00
      Group II-5         0012877254         Sep-2006     01-Dec-2005             CA              70.00       1,365,000.00
      Group II-5         0012898011         Feb-2007     01-Nov-2005             CA              80.00         960,000.00
      Group II-5         0013057708         May-2007     01-Dec-2005             AZ              70.00         187,600.00

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                             Current           Paid                           Current        Approximate
                              Loan            Actual             To         Months               Loan         Delinquent
       Group                Number           Balance           Date     Delinquent               Rate           Interest

      Group I           0000404871         96,000.00    01-Mar-2006             15             7.000%           9,452.00
      Group I           0000404897        108,000.00    01-Mar-2006             15             7.000%          10,633.50
      Group I           0002292737        328,000.00    01-Aug-2006             10             7.625%          23,780.04
      Group I           0002293253        287,920.00    01-Jun-2006             12             7.625%          24,353.14
      Group I           0002293264        328,000.00    01-Oct-2006              8             7.625%          19,816.70
      Group I           0002369152        379,920.00    01-Sep-2006              9             7.375%          24,378.20
      Group I           0002385893        280,000.00    01-May-2006             13             7.500%          24,937.50
      Group I           0002388664        163,701.94    01-Sep-2006              9             7.375%          10,504.12
      Group I           0002389103        412,000.00    01-Mar-2006             15             7.375%          40,856.61
      Group I           0002393850        104,000.00    01-Jun-2006             12             7.625%           8,796.62
      Group I           0002437387        656,000.00    01-Jan-2006             17             7.375%          72,706.73
      Group I           0002437756        188,732.34    01-Jan-2006             17             7.750%          21,891.12
      Group I           0005976030        212,627.28    01-Apr-2006             14             7.375%          20,767.61
      Group I           0010107621        491,999.99    01-Oct-2006              8             7.500%          29,212.50
      Group I           0011346855        127,200.00    01-Jul-2006             11             5.875%           7,579.00
      Group I           0011757549        320,000.00    01-May-2006             13             7.625%          28,999.95
      Group I           0011766912        205,600.00    01-Oct-2006              8             7.500%          12,207.50
      Group I           0011874708        368,000.00    01-Dec-2006              6             7.375%          17,173.36
      Group I           0011882479        271,915.00    01-Sep-2006              9             7.750%          18,382.65
      Group I           0011899705        191,141.50    01-Aug-2006             10             7.625%          13,857.72
      Group I           0011912839        658,240.02    01-Sep-2006              9             7.625%          43,745.63
      Group I           0011920154        131,920.00    01-May-2006             13             7.625%          11,955.15
      Group I           0011929593        181,484.25    01-Dec-2006              6             7.625%           8,771.76
      Group I           0011929999        172,000.00    01-Mar-2006             15             7.625%          17,665.89
      Group I           0011934635        237,300.00    01-Sep-2006              9             7.500%          15,498.67
      Group I           0012557567         44,840.58    01-May-2006             13             8.375%           4,462.50
      Group I           0012602223        275,909.44    01-Nov-2006              7             7.875%          15,519.96
      Group I           0012606877        327,200.00    01-Jun-2006             12             7.500%          27,198.50
      Group I           0012606901        265,050.03    01-Jun-2006             12             7.375%          21,645.68
      Group I           0012608576        222,350.00    01-Jul-2006             11             7.375%          16,861.65
      Group I           0012615977        214,689.19    01-Apr-2006             14             7.500%          20,271.87
      Group I           0012641056        639,106.84    01-Feb-2006             16             7.375%          67,106.71
      Group I           0012678231         78,670.82    01-Jun-2006             12             7.625%           6,620.00
      Group I           0012679478        142,557.38    01-Nov-2006              7             7.500%           7,592.78
      Group I           0012683264        230,295.00    01-Jun-2006             12             7.500%          19,143.18
      Group I           0012699724        191,060.75    01-Sep-2006              9             7.500%          12,478.62
      Group I           0012827564         52,019.22    01-Jan-2007              5             7.625%           2,194.57
      Group I           0012827838        245,000.00    01-Jan-2007              5             7.500%          10,182.83
      Group I           0012829883        232,002.56    01-Jan-2007              5             7.375%           9,473.45
      Group I           0012835682        125,600.00    01-Aug-2006             10             7.375%           8,792.04
      Group I           0012836557        128,000.00    01-May-2006             13             7.375%          11,200.05
      Group I           0012837381        168,000.00    01-Aug-2006             10             7.375%          11,760.00
      Group I           0012838082        124,000.00    01-Aug-2006             10             7.375%           8,679.96
      Group I           0012843488        210,419.00    01-Aug-2006             10             7.750%          15,518.40
      Group I           0012846226        220,000.00    01-Jul-2006             11             7.500%          16,981.25
      Group I           0012848867        565,047.00    01-Sep-2006              9             7.500%          36,904.56
      Group I           0012849212        211,830.47    01-Nov-2005             19             7.125%          23,621.70
      Group I           0012854576        140,000.00    01-Apr-2007              2             7.750%           3,441.68
      Group I           0012858296        204,719.99    01-Nov-2006              7             7.375%          10,747.80
      Group I           0012859526        227,200.00    01-Mar-2006             15             7.375%          22,530.61
      Group I           0012862678        192,000.00    01-Nov-2005             19             7.500%          22,800.00
      Group I           0012864658        467,400.00    01-Jan-2006             17             7.750%          54,578.83
      Group I           0012866174        187,464.94    01-Aug-2006             10             7.500%          13,356.96
      Group I           0012868840        592,000.00    01-Oct-2006              8             7.750%          36,383.30
      Group I           0012871224        369,232.00    01-Aug-2006             10             7.500%          26,307.72
      Group I           0012882569        165,316.00    01-Sep-2006              9             7.875%          11,365.53
      Group I           0012888889        154,320.00    01-Sep-2006              9             7.500%          10,078.97
      Group I           0012889291        158,375.22    01-Sep-2006              9             7.500%          10,343.96
      Group I           0012889986        124,000.00    01-Jan-2007              5             7.500%           5,153.75
      Group I           0012895066         73,594.72    01-Jan-2007              5             7.500%           3,051.20
      Group I           0012897013        228,900.00    01-Aug-2006             10             7.875%          17,167.56
      Group I           0012897716        359,650.00    01-Apr-2006             14             7.500%          34,166.72
      Group I           0012898235        208,000.00    01-Jul-2006             11             7.375%          15,773.29
      Group I           0012924015        158,138.83    01-Jan-2007              5             7.500%           6,556.21
      Group I           0012932406        304,000.00    01-Dec-2006              6             7.625%          14,693.36
      Group I           0012932562        160,000.00    01-Nov-2005             19             8.375%          21,187.73
      Group I           0012964185        118,671.84    01-Oct-2006              8             7.750%           7,267.87
      Group I           0012965976        172,862.76    01-Sep-2006              9             7.625%          11,488.18
      Group I           0012966982        116,000.00    01-Nov-2005             19             7.875%          14,500.00
      Group I           0012967246        290,400.00    01-Feb-2006             16             7.375%          30,492.00
      Group I           0012967816        216,000.00    01-Aug-2006             10             7.500%          15,390.00
      Group I           0012974291        324,000.00    01-Dec-2006              6             7.375%          15,120.00
      Group I           0012983094        120,000.00    01-Apr-2006             14             7.750%          11,800.00
      Group I           0012988390        120,000.00    01-Apr-2006             14             7.500%          11,400.00
      Group I           0012994562        474,253.54    01-Apr-2006             14             7.625%          45,578.87
      Group I           0012995304        363,650.00    01-May-2006             13             7.875%          34,092.15
      Group I           0012996161         80,000.00    01-Nov-2005             19             8.000%          10,091.93
      Group I           0012997375        225,000.00    01-Apr-2006             14             7.625%          21,750.08
      Group I           0012998290        127,190.00    01-Sep-2006              9             7.625%           8,452.84
      Group I           0012998480         62,300.00    01-Jan-2007              5             7.625%           2,634.73
      Group I           0013005814        951,423.16    01-Jun-2006             12             7.375%          77,701.29
      Group I           0013020029        141,600.00    01-Jul-2006             11             7.875%          11,505.00
      Group I           0013021068        195,957.83    01-Nov-2006              7             7.500%          10,471.50
      Group I           0013022553        124,000.00    01-Apr-2006             14             7.500%          11,780.00
      Group I           0013022785        103,053.85    01-Jan-2006             17             7.750%          11,953.25
      Group I           0013031315         98,924.22    01-Mar-2006             15             7.875%          10,449.15
      Group I           0013032081        272,000.00    01-Apr-2006             14             7.875%          27,200.00
      Group I           0013032248        272,000.00    01-Apr-2006             14             7.875%          27,200.00
      Group I           0013037452        175,999.96    01-Feb-2007              4             7.500%           6,270.00
      Group I           0013052857        244,000.00    01-Jan-2006             17             7.750%          28,492.02
      Group I           0013059605        530,000.00    01-Nov-2006              7             8.000%          30,309.30
      Group I           0013069059        131,250.00    01-Aug-2006             10             8.000%          10,007.76
      Group I           0013078563        127,910.05    01-Oct-2006              8             7.875%           7,994.40
      Group I           0013102520        232,000.00    01-Jul-2006             11             7.500%          17,907.50
      Group I           0013998216        374,061.10    01-Aug-2006             10             6.875%          24,314.04
      Group I           0014007132        351,920.00    01-Apr-2006             14             7.875%          35,192.00
      Group I           0018905794        111,920.00    01-Dec-2005             18             7.750%          13,756.80
      Group I           0018927319         59,363.35    01-Dec-2005             18             7.375%           6,872.67
      Group I           0018931261        349,935.16    01-Nov-2006              7             7.625%          19,027.80
      Group I           0018932772        204,390.05    01-Apr-2006             14             7.625%          19,757.76
      Group I           0018942102        310,359.95    01-Nov-2005             19             7.750%          38,148.40
      Group I           0018961078        459,900.00    01-Dec-2005             18             7.625%          55,571.20
      Group I           0018969584        139,600.00    01-Oct-2006              8             7.500%           8,288.70
      Group I           0018969980        140,000.00    01-Oct-2006              8             7.625%           8,458.30
      Group I           0018971879        259,200.00    01-Sep-2006              9             7.625%          17,226.00
      Group I           0105303408        170,985.18    01-Aug-2006             10             7.250%          12,239.76
     Group II-1         0002385898        100,000.00    01-Nov-2006              7             7.250%           5,156.28
     Group II-1         0012558482        479,290.34    01-Apr-2006             14             8.250%          50,325.44
     Group II-1         0012558557         79,989.98    01-Jul-2006             11             7.750%           6,390.80
     Group II-1         0012900023        175,371.42    01-Aug-2006             10             7.250%          12,000.65
     Group II-1         0012955415        181,312.00    01-Oct-2006              8             7.500%          10,765.40
     Group II-1         4674945611        299,250.00    01-Dec-2005             18             5.125%          25,311.60
     Group II-1         7275451892        136,800.00    01-Feb-2006             16             6.625%          13,491.90
     Group II-2         0002293888        185,519.80    01-Jul-2006             11             6.500%          12,310.08
     Group II-2         0002365398        106,400.00    01-Nov-2005             19             6.000%           9,975.00
     Group II-2         0002381536        227,227.19    01-Mar-2006             15             6.875%          20,775.22
     Group II-2         0002384889        152,800.00    01-Aug-2006             10             6.500%           9,359.04
     Group II-2         0002385753        350,000.00    01-May-2006             13             7.125%          29,531.25
     Group II-2         0002389659        232,800.00    01-May-2006             13             6.750%          18,551.25
     Group II-2         0002391175        199,999.95    01-Jan-2007              5             7.000%           7,729.19
     Group II-2         0002436941        159,120.00    01-May-2006             13             7.000%          13,177.05
     Group II-2         0011880432        170,000.00    01-Aug-2006             10             6.750%          10,837.44
     Group II-2         0011901444        195,995.82    01-Sep-2006              9             6.875%          11,678.04
     Group II-2         0011911435         65,195.00    01-Jun-2006             12             7.000%           5,039.02
     Group II-2         0011912490        128,000.00    01-Jan-2006             17             7.125%          13,680.00
     Group II-2         0011913449        208,000.00    01-May-2006             13             7.125%          17,550.00
     Group II-2         0011913506         50,920.87    01-Aug-2006             10             6.000%           2,864.30
     Group II-2         0012604567        239,920.00    01-Feb-2006             16             7.125%          24,291.90
     Group II-2         0012616918        183,865.04    01-Jul-2006             11             6.125%          11,453.26
     Group II-2         0012631354        117,600.00    01-Jun-2006             12             6.500%           8,403.50
     Group II-2         0012669909        316,000.00    01-Jun-2006             12             7.000%          24,424.12
     Group II-2         0012693230        172,000.00    01-Jan-2006             17             6.500%          16,680.48
     Group II-2         0012832010        220,000.00    01-Dec-2005             18             6.750%          23,375.00
     Group II-2         0012835583        136,000.00    01-Mar-2006             15             6.500%          11,800.89
     Group II-2         0012857850        181,996.00    01-Nov-2006              7             7.250%           9,384.21
     Group II-2         0012862306        192,000.00    01-Oct-2006              8             6.750%          10,199.94
     Group II-2         0012884821        173,520.00    01-Aug-2006             10             7.125%          11,712.60
     Group II-2         0012884987        138,400.00    01-Aug-2006             10             6.625%           8,649.96
     Group II-2         0012895611        220,200.00    01-Mar-2006             15             6.625%          19,496.96
     Group II-2         0012898342        201,541.92    01-Oct-2006              8             6.875%          10,916.90
     Group II-2         0012905980        173,520.00    01-Jun-2006             12             6.875%          13,158.60
     Group II-2         0012919189        204,800.00    01-Mar-2006             15             6.875%          18,858.61
     Group II-2         0012951737        153,600.00    01-Apr-2006             14             7.000%          13,568.00
     Group II-2         0018938456         92,925.00    01-Jan-2006             17             7.250%          10,115.22
     Group II-2         0018955682        256,000.00    01-Jul-2006             11             6.750%          17,680.00
     Group II-2         0018961839        224,925.00    01-Oct-2006              8             6.875%          12,183.40
     Group II-2         0018963421        304,000.00    01-Oct-2006              8             7.250%          17,416.70
     Group II-2         0018964783        355,500.00    01-Feb-2006             16             6.250%          31,328.46
     Group II-2         0018971044         87,920.00    01-Jul-2006             11             6.625%           5,952.83
     Group II-3         0002365923        205,593.07    01-Jan-2007              5             6.125%           6,895.91
     Group II-3         0002366563        359,000.00    01-Sep-2006              9             6.500%          20,156.29
     Group II-3         0002389624        198,650.72    01-Apr-2006             14             6.250%          15,442.50
     Group II-3         0002390617        248,000.00    01-Oct-2006              8             6.500%          12,658.30
     Group II-3         0007347909        122,276.27    01-Mar-2006             15             7.250%          12,388.00
     Group II-3         0010108843        193,599.99    01-Sep-2006              9             7.000%          11,757.13
     Group II-3         0011672631        140,000.00    01-Nov-2005             19             7.250%          16,041.60
     Group II-3         0011751682         97,599.99    01-Mar-2006             15             7.000%           9,160.11
     Group II-3         0011751898         97,599.99    01-Mar-2006             15             7.000%           9,160.11
     Group II-3         0011855764        359,650.00    01-Aug-2006             10             6.250%          21,129.48
     Group II-3         0011885662        208,000.00    01-Feb-2006             16             7.125%          21,060.00
     Group II-3         0011891017        244,775.00    01-Oct-2006              8             7.250%          14,023.60
     Group II-3         0011902426        207,990.95    01-Aug-2006             10             6.500%          12,739.49
     Group II-3         0011918661        179,199.90    01-May-2006             13             6.875%          14,560.05
     Group II-3         0011928140        284,000.00    01-Nov-2006              7             6.750%          13,578.75
     Group II-3         0011937679        227,920.00    01-Jun-2006             12             7.000%          17,616.20
     Group II-3         0011943677        271,999.99    01-Nov-2005             19             6.250%          26,633.40
     Group II-3         0012607461        341,249.99    01-Sep-2006              9             7.250%          21,505.88
     Group II-3         0012607701        172,000.00    01-Jul-2006             11             7.000%          12,344.54
     Group II-3         0012652152        136,494.32    01-Aug-2006             10             7.000%           9,042.84
     Group II-3         0012660205        359,650.00    01-Jan-2006             17             6.625%          35,590.42
     Group II-3         0012664942        216,800.00    01-Apr-2006             14             6.750%          18,428.00
     Group II-3         0012665014        188,800.00    01-Sep-2006              9             6.750%          11,033.00
     Group II-3         0012670915        194,143.85    01-Aug-2006             10             7.250%          13,284.33
     Group II-3         0012693974        255,728.31    01-Mar-2006             15             6.250%          21,284.00
     Group II-3         0012846051        160,000.00    01-May-2006             13             7.250%          13,750.05
     Group II-3         0012857637        269,200.00    01-Sep-2006              9             6.000%          13,880.57
     Group II-3         0012858106        308,000.00    01-Apr-2006             14             7.000%          27,206.72
     Group II-3         0012859302         88,500.00    01-Mar-2006             15             6.500%           7,679.24
     Group II-3         0012862454        241,600.00    01-Jun-2006             12             6.875%          18,321.38
     Group II-3         0012862462        215,920.00    01-Jun-2006             12             7.250%          17,318.56
     Group II-3         0012872875        142,392.00    01-Mar-2006             15             6.875%          13,111.93
     Group II-3         0012875902        197,764.50    01-Oct-2006              8             6.500%          10,049.26
     Group II-3         0012915989        256,000.00    01-Jun-2006             12             6.875%          19,413.38
     Group II-3         0012924148         75,200.00    01-Oct-2006              8             5.875%           3,446.70
     Group II-3         0012927174        218,400.00    01-Mar-2006             15             6.875%          20,111.00
     Group II-3         0012929881        276,700.00    01-Aug-2006             10             6.625%          17,293.68
     Group II-3         0012937421        199,200.00    01-Sep-2006              9             7.000%          12,097.25
     Group II-3         0012940565        194,300.00    01-Mar-2006             15             6.875%          17,891.82
     Group II-3         0012951695        243,200.00    01-Jul-2006             11             6.375%          15,808.00
     Group II-3         0012955316        124,000.00    01-Apr-2006             14             6.750%          10,540.00
     Group II-3         0012968681        340,800.00    01-May-2006             13             6.875%          27,690.00
     Group II-3         0013001722        206,400.00    01-Aug-2006             10             6.875%          13,416.00
     Group II-3         0013001979        163,953.02    01-Jan-2007              5             6.875%           6,216.49
     Group II-3         0013034434         55,199.54    01-May-2006             13             6.875%           4,485.26
     Group II-3         0013051016        145,486.42    01-Dec-2005             18             7.250%          16,541.32
     Group II-3         0013055876        125,600.00    01-Oct-2006              8             7.000%           6,934.20
     Group II-3         0018926444        232,000.00    01-Jul-2006             11             6.125%          14,451.71
     Group II-3         0018929992         96,000.00    01-Jul-2006             11             6.750%           6,630.00
     Group II-3         0018940320        273,571.00    01-Sep-2006              9             6.000%          14,106.07
     Group II-3         0018953265        314,400.00    01-Feb-2006             16             7.250%          32,422.50
     Group II-3         0018979039        346,300.00    01-Aug-2006             10             7.250%          23,808.12
     Group II-4         0002390238        456,512.00    01-Jan-2007              5             7.125%          17,975.16
     Group II-4         0009963208        519,980.00    01-Jul-2006             11             6.500%          36,333.57
     Group II-4         0011906435        396,608.00    01-Apr-2006             14             6.375%          31,728.64
     Group II-4         0011935442        499,506.76    01-Feb-2007              4             6.750%          15,921.78
     Group II-4         0012619862        471,300.00    01-Sep-2006              9             6.125%          24,841.41
     Group II-4         0012656724        984,000.00    01-Feb-2006             16             7.250%         101,475.00
     Group II-4         0012837159      1,155,000.00    01-Jun-2006             12             7.000%          89,271.84
     Group II-4         0012871109        576,000.00    01-Jun-2006             12             6.375%          40,320.00
     Group II-4         0012886933        497,249.98    01-Jun-2006             12             6.750%          36,982.96
     Group II-4         0012892774        144,000.00    01-Feb-2006             16             6.750%          13,770.00
     Group II-4         0012897435      1,820,000.00    01-Apr-2006             14             7.000%         160,766.72
     Group II-4         0012899076        402,950.00    01-Aug-2006             10             6.875%          26,191.80
     Group II-4         0012903621        920,000.00    01-Jul-2006             11             6.875%          64,783.29
     Group II-4         0012926945        649,999.54    01-May-2006             13             6.625%          50,781.30
     Group II-4         0012931762        576,000.00    01-Aug-2006             10             6.625%          36,000.00
     Group II-4         0012949566        975,000.00    01-May-2006             13             7.125%          82,265.55
     Group II-4         0012960274        440,000.00    01-Aug-2006             10             7.250%          30,249.96
     Group II-5         0002239028        179,864.00    01-Oct-2006              8             7.000%           9,930.00
     Group II-5         0002367306        348,000.00    01-Oct-2006              8             6.375%          17,400.00
     Group II-5         0002392466        492,000.00    01-Jul-2006             11             7.250%          36,643.75
     Group II-5         0011674603      1,039,430.41    01-Sep-2006              9             6.875%          61,932.75
     Group II-5         0011768116        375,992.00    01-Dec-2006              6             6.625%          15,666.32
     Group II-5         0011947652        711,435.08    01-Apr-2006             14             7.250%          65,214.88
     Group II-5         0012673208        360,000.00    01-Jul-2006             11             6.625%          24,375.00
     Group II-5         0012674560        348,750.00    01-May-2006             13             7.000%          28,881.00
     Group II-5         0012684049        305,500.00    01-Jun-2006             12             6.625%          22,275.96
     Group II-5         0012847877        416,000.00    01-Jan-2006             17             6.625%          41,166.73
     Group II-5         0012860946        188,000.00    01-Nov-2006              7             6.750%           8,988.75
     Group II-5         0012865648        322,500.00    01-Sep-2006              9             6.250%          17,368.01
     Group II-5         0012877254      1,365,000.00    01-Dec-2005             18             6.875%         147,875.00
     Group II-5         0012898011        960,000.00    01-Apr-2006             14             6.625%          80,000.00
     Group II-5         0013057708        187,600.00    01-Sep-2006              9             7.125%          11,607.75

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

  Summary                                                          12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     81                   Sep-06            2.013%
     Original Principal Balance    18,064,862.00                   Oct-06            2.140%
     Current Actual Balance        18,045,117.54                   Nov-06            2.440%
                                                                   Dec-06            2.980%
  Current Foreclosure Total                                        Jan-07            3.674%
     Loans in Foreclosure                    340                   Feb-07            4.043%
     Original Principal Balance    91,169,640.40                   Mar-07            4.400%
     Current Actual Balance        91,045,509.89                   Apr-07            4.247%
                                                                   May-07            4.398%
                                                                   Jun-07            4.736%
                                                                   Jul-07            5.154%
                                                                   Aug-07            5.161%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group I                                                          12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     33                   Sep-06            3.157%
     Original Principal Balance     7,525,465.00                   Oct-06            3.138%
     Current Actual Balance         7,521,581.03                   Nov-06            3.733%
                                                                   Dec-06            4.424%
  Current Foreclosure Total                                        Jan-07            5.178%
     Loans in Foreclosure                    163                   Feb-07            6.097%
     Original Principal Balance    42,820,013.00                   Mar-07            6.445%
     Current Actual Balance        42,766,185.37                   Apr-07            6.586%
                                                                   May-07            7.472%
                                                                   Jun-07            8.964%
                                                                   Jul-07            9.903%
                                                                   Aug-07           10.099%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-1                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      4                   Sep-06            0.591%
     Original Principal Balance       919,200.00                   Oct-06            0.910%
     Current Actual Balance           919,170.15                   Nov-06            1.347%
                                                                   Dec-06            1.220%
  Current Foreclosure Total                                        Jan-07            1.095%
     Loans in Foreclosure                     12                   Feb-07            1.079%
     Original Principal Balance     2,959,180.00                   Mar-07            1.551%
     Current Actual Balance         2,952,681.64                   Apr-07            2.348%
                                                                   May-07            3.293%
                                                                   Jun-07            2.392%
                                                                   Jul-07            3.366%
                                                                   Aug-07            3.147%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-2                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     12                   Sep-06            0.744%
     Original Principal Balance     2,374,240.00                   Oct-06            0.969%
     Current Actual Balance         2,371,495.98                   Nov-06            1.194%
                                                                   Dec-06            1.749%
  Current Foreclosure Total                                        Jan-07            1.961%
     Loans in Foreclosure                     42                   Feb-07            2.186%
     Original Principal Balance     7,844,717.00                   Mar-07            2.355%
     Current Actual Balance         7,829,935.52                   Apr-07            1.975%
                                                                   May-07            2.148%
                                                                   Jun-07            2.239%
                                                                   Jul-07            2.161%
                                                                   Aug-07            2.268%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-3                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     21                   Sep-06            0.885%
     Original Principal Balance     3,842,227.00                   Oct-06            1.016%
     Current Actual Balance         3,829,157.83                   Nov-06            1.133%
                                                                   Dec-06            1.551%
  Current Foreclosure Total                                        Jan-07            1.966%
     Loans in Foreclosure                     88                   Feb-07            2.160%
     Original Principal Balance    18,665,698.40                   Mar-07            2.642%
     Current Actual Balance        18,638,757.62                   Apr-07            2.872%
                                                                   May-07            2.708%
                                                                   Jun-07            3.040%
                                                                   Jul-07            3.606%
                                                                   Aug-07            3.730%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-4                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      4                   Sep-06            3.072%
     Original Principal Balance     1,804,420.00                   Oct-06            3.262%
     Current Actual Balance         1,804,420.00                   Nov-06            3.621%
                                                                   Dec-06            3.663%
  Current Foreclosure Total                                        Jan-07            6.594%
     Loans in Foreclosure                     17                   Feb-07            7.254%
     Original Principal Balance    10,791,822.00                   Mar-07            7.052%
     Current Actual Balance        10,775,316.68                   Apr-07            5.948%
                                                                   May-07            5.941%
                                                                   Jun-07            5.479%
                                                                   Jul-07            5.552%
                                                                   Aug-07            5.156%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

  Group II-5                                                       12 Month Foreclosure History*
  New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      7                   Sep-06            3.665%
     Original Principal Balance     1,599,310.00                   Oct-06            3.857%
     Current Actual Balance         1,599,292.55                   Nov-06            3.962%
                                                                   Dec-06            5.339%
  Current Foreclosure Total                                        Jan-07            5.434%
     Loans in Foreclosure                     18                   Feb-07            5.205%
     Original Principal Balance     8,088,210.00                   Mar-07            6.219%
     Current Actual Balance         8,082,633.06                   Apr-07            5.516%
                                                                   May-07            4.654%
                                                                   Jun-07            4.405%
                                                                   Jul-07            4.408%
                                                                   Aug-07            4.195%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

       Group I              0000418814         Feb-2007        01-Oct-2005             CA              80.00        720,000.00
       Group I              0002386085         Aug-2007        01-Oct-2005             FL              80.00        188,000.00
       Group I              0002386089         Aug-2007        01-Oct-2005             FL              80.00        129,600.00
       Group I              0002390261         Jul-2007        01-Dec-2005             IN              80.00         59,200.00
       Group I              0002391084         Jul-2007        01-Nov-2005             GA              80.00        130,400.00
       Group I              0002392826         May-2007        01-Dec-2005             IL              80.00        192,000.00
       Group I              0002393481         Mar-2007        01-Nov-2005             FL              80.00        132,000.00
       Group I              0002393938         Jun-2007        01-Dec-2005             AZ              80.00        300,000.00
       Group I              0002394578         Jul-2007        01-Nov-2005             CA              75.00        307,500.00
       Group I              0005108360         May-2007        01-Sep-2005             FL              80.00        158,448.00
       Group I              0011681178         Feb-2007        01-Sep-2005             IL              77.88         74,000.00
       Group I              0011728953         Nov-2006        01-Sep-2005             FL              70.00        126,000.00
       Group I              0011751443         Aug-2007        01-Oct-2005             FL              80.00        132,000.00
       Group I              0011875648         Jul-2007        01-Nov-2005             CA              75.00        296,250.00
       Group I              0011900578         Aug-2007        01-Aug-2005             TX              80.00        120,000.00
       Group I              0011906716         Apr-2007        01-Oct-2005             CO              80.00         99,840.00
       Group I              0011913613         Jun-2007        01-Oct-2005             MI              80.00         88,000.00
       Group I              0011918455         Jun-2007        01-Oct-2005             AZ              70.00        525,000.00
       Group I              0011926813         Aug-2007        01-Nov-2005             AZ              80.00        225,279.00
       Group I              0011927993         Jul-2007        01-Nov-2005             MA              80.00        384,000.00
       Group I              0011935764         Apr-2007        01-Oct-2005             CO              67.80      1,000,000.00
       Group I              0011949153         Jul-2007        01-Nov-2005             FL              78.18        359,650.00
       Group I              0011949195         Aug-2007        01-Oct-2005             FL              75.72        359,650.00
       Group I              0012557104         Jul-2007        01-Sep-2005             FL              80.00        189,600.00
       Group I              0012557690         Aug-2007        01-Sep-2005             MI              80.00        140,800.00
       Group I              0012558029         May-2007        01-Sep-2005             IL              80.00        156,000.00
       Group I              0012558342         Jun-2007        01-Sep-2005             FL              80.00        156,000.00
       Group I              0012606646         Jul-2007        01-Nov-2005             NV              80.00        274,400.00
       Group I              0012606760         Feb-2007        01-Nov-2005             FL              80.00        339,990.00
       Group I              0012618286         Apr-2007        01-Dec-2005             IL              80.00        120,000.00
       Group I              0012623708         Jul-2007        01-Nov-2005             CA              80.00        404,224.00
       Group I              0012625612         Jun-2007        01-Nov-2005             AZ              80.00        168,000.00
       Group I              0012626677         Apr-2007        01-Dec-2005             FL              80.00        128,000.00
       Group I              0012627261         Dec-2006        01-Nov-2005             IL              80.00        544,000.00
       Group I              0012631347         Mar-2007        01-Oct-2005             FL              80.00        280,000.00
       Group I              0012631859         Jul-2007        01-Oct-2005             FL              80.00        135,200.00
       Group I              0012642062         May-2007        01-Nov-2005             AZ              80.00        257,600.00
       Group I              0012642252         May-2007        01-Nov-2005             AZ              80.00        206,400.00
       Group I              0012645487         May-2007        01-Nov-2005             FL              80.00        184,000.00
       Group I              0012646873         Jul-2007        01-Nov-2005             FL              80.00        424,000.00
       Group I              0012651451         May-2007        01-Nov-2005             NJ              80.00        492,000.00
       Group I              0012652020         Mar-2007        01-Nov-2005             MN              80.00        139,120.00
       Group I              0012655551         Jul-2007        01-Nov-2005             FL              80.00        165,520.00
       Group I              0012655940         Aug-2007        01-Oct-2005             CA              70.00        273,000.00
       Group I              0012661237         Jul-2007        01-Nov-2005             FL              75.00        525,150.00
       Group I              0012667739         Aug-2007        01-Nov-2005             AZ              80.00        350,400.00
       Group I              0012667838         Aug-2007        01-Nov-2005             AZ              80.00        226,400.00
       Group I              0012675104         Jun-2007        01-Nov-2005             NV              80.00        188,000.00
       Group I              0012677340         Aug-2007        01-Nov-2005             FL              80.00        624,000.00
       Group I              0012683967         May-2007        01-Nov-2005             CA              75.00        918,750.00
       Group I              0012692703         Mar-2007        01-Nov-2005             FL              80.00        210,080.00
       Group I              0012694105         Aug-2007        01-Dec-2005             FL              80.00        400,000.00
       Group I              0012695771         Jul-2007        01-Nov-2005             MD              79.88        359,500.00
       Group I              0012699120         May-2007        01-Dec-2005             CA              80.00        628,000.00
       Group I              0012699906         Apr-2007        01-Nov-2005             CA              72.98      1,000,000.00
       Group I              0012820403         Aug-2007        01-Oct-2005             CO              80.00        204,000.00
       Group I              0012820627         Jun-2007        01-Oct-2005             CA              80.00        796,000.00
       Group I              0012826087         May-2007        01-Nov-2005             FL              80.00        193,600.00
       Group I              0012826327         Mar-2007        01-Nov-2005             FL              80.00        287,200.00
       Group I              0012828547         Apr-2007        01-Nov-2005             MA              80.00        280,000.00
       Group I              0012830303         Mar-2007        01-Nov-2005             NJ              80.00        172,000.00
       Group I              0012832994         Jun-2007        01-Nov-2005             SC              80.00        166,400.00
       Group I              0012837266         Aug-2007        01-Nov-2005             AZ              70.00        237,300.00
       Group I              0012841482         Apr-2007        01-Dec-2005             FL              80.00        139,920.00
       Group I              0012842175         Jan-2007        01-Nov-2005             FL              79.97        559,000.00
       Group I              0012846564         Apr-2007        01-Nov-2005             TX              80.00        424,000.00
       Group I              0012846952         Jun-2007        01-Nov-2005             GA              80.00         87,200.00
       Group I              0012854493         Aug-2007        01-Nov-2005             IL              80.00        232,000.00
       Group I              0012858452         Feb-2007        01-Nov-2005             FL              80.00        264,000.00
       Group I              0012867842         Sep-2006        01-Dec-2005             FL              80.00        468,000.00
       Group I              0012868345         Jul-2007        01-Dec-2005             TX              80.00        637,600.00
       Group I              0012873071         May-2007        01-Dec-2005             NC              80.00        108,760.00
       Group I              0012875266         Aug-2007        01-Dec-2005             FL              80.00        140,000.00
       Group I              0012875605         Jun-2007        01-Dec-2005             TX              80.00        331,200.00
       Group I              0012876074         May-2007        01-Dec-2005             FL              80.00        144,000.00
       Group I              0012876256         Aug-2007        01-Nov-2005             GA              80.00        104,420.00
       Group I              0012877213         Apr-2007        01-Dec-2005             FL              80.00        233,902.00
       Group I              0012879375         Aug-2007        01-Nov-2005             FL              80.00        119,498.00
       Group I              0012880258         Jun-2007        01-Dec-2005             FL              80.00        140,000.00
       Group I              0012886107         Jun-2007        01-Dec-2005             NV              70.00        248,500.00
       Group I              0012888806         Aug-2007        01-Nov-2005             FL              80.00        119,498.00
       Group I              0012888913         Jun-2007        01-Dec-2005             CO              80.00        163,120.00
       Group I              0012889085         Aug-2007        01-Dec-2005             AZ              80.00        310,000.00
       Group I              0012890919         Feb-2007        01-Dec-2005             FL              80.00        195,200.00
       Group I              0012894119         Apr-2007        01-Dec-2005             MI              75.00        555,000.00
       Group I              0012895850         Aug-2007        01-Dec-2005             FL              80.00        184,000.00
       Group I              0012898169         Jul-2007        01-Dec-2005             AZ              80.00        188,000.00
       Group I              0012898391         Sep-2006        01-Dec-2005             FL              65.00        975,000.00
       Group I              0012900635         Feb-2007        01-Dec-2005             FL              80.00        460,000.00
       Group I              0012903100         Aug-2007        01-Dec-2005             CA              79.93        238,900.00
       Group I              0012906202         Aug-2007        01-Nov-2005             MN              80.00        151,920.00
       Group I              0012906343         Jun-2007        01-Oct-2005             MN              80.00        132,000.00
       Group I              0012907713         Jul-2007        01-Nov-2005             MN              80.00        147,120.00
       Group I              0012907788         Nov-2006        01-Nov-2005             MN              80.00        192,800.00
       Group I              0012908505         Jun-2007        01-Dec-2005             TX              80.00         75,200.00
       Group I              0012912960         Jul-2007        01-Dec-2005             TX              80.00         74,400.00
       Group I              0012913034         May-2007        01-Dec-2005             GA              80.00        160,000.00
       Group I              0012913208         May-2007        01-Dec-2005             GA              80.00        160,000.00
       Group I              0012914610         Jun-2007        01-Dec-2005             NV              80.00        292,000.00
       Group I              0012915245         Oct-2006        01-Dec-2005             CO              80.00        257,537.00
       Group I              0012915310         Nov-2006        01-Dec-2005             CO              80.00        260,713.00
       Group I              0012919742         Aug-2007        01-Nov-2005             GA              80.00        209,280.00
       Group I              0012920286         Jun-2007        01-Dec-2005             TN              79.98        132,900.00
       Group I              0012921268         Dec-2006        01-Dec-2005             FL              70.00        124,250.00
       Group I              0012921995         Apr-2007        01-Nov-2005             MI              80.00        100,000.00
       Group I              0012927307         Jul-2007        01-Dec-2005             TX              80.00         97,600.00
       Group I              0012927562         Aug-2007        01-Dec-2005             FL              80.00        212,000.00
       Group I              0012935391         Aug-2007        01-Dec-2005             NV              80.00        660,000.00
       Group I              0012939740         Jun-2007        01-Dec-2005             CA              75.00        251,250.00
       Group I              0012950101         Aug-2007        01-Nov-2005             GA              76.00         91,200.00
       Group I              0012951125         Feb-2007        01-Dec-2005             FL              80.00        208,000.00
       Group I              0012951133         Jun-2007        01-Dec-2005             FL              80.00        177,600.00
       Group I              0012955050         Mar-2007        01-Dec-2005             MN              80.00        173,600.00
       Group I              0012955621         Dec-2006        01-Dec-2005             MN              80.00        173,200.00
       Group I              0012959615         Oct-2006        01-Dec-2005             OH              80.00         60,800.00
       Group I              0012960431         Jul-2007        01-Dec-2005             AZ              80.00        215,200.00
       Group I              0012973764         Aug-2007        01-Dec-2005             MN              80.00        128,000.00
       Group I              0012976437         Aug-2006        01-Dec-2005             FL              80.00        146,000.00
       Group I              0012987269         Jul-2007        01-Jan-2006             AZ              70.00        158,900.00
       Group I              0012989497         May-2007        01-Dec-2005             FL              80.00        316,000.00
       Group I              0012989976         May-2007        01-Dec-2005             NV              80.00        479,920.00
       Group I              0012990222         May-2007        01-Dec-2005             NV              75.00        288,750.00
       Group I              0012990453         Jul-2007        01-Dec-2005             CA              80.00        211,200.00
       Group I              0012993556         Jan-2007        01-Dec-2005             FL              80.00        169,840.00
       Group I              0012994612         Nov-2006        01-Dec-2005             IN              75.00         75,000.00
       Group I              0012996252         Jun-2006        01-Dec-2005             FL              80.00        171,120.00
       Group I              0012996369         Jul-2007        01-Jan-2006             AR              70.00        123,900.00
       Group I              0013003975         Jun-2007        01-Dec-2005             AZ              80.00        291,920.00
       Group I              0013004007         Jun-2007        01-Dec-2005             AZ              80.00        271,200.00
       Group I              0013006242         Apr-2007        01-Dec-2005             FL              80.00        137,600.00
       Group I              0013007117         Jul-2007        01-Dec-2005             VA              80.00        340,400.00
       Group I              0013014709         Jun-2007        01-Dec-2005             GA              75.00         78,750.00
       Group I              0013020722         Aug-2007        01-Dec-2005             GA              80.00        154,720.00
       Group I              0013029186         Jul-2007        01-Dec-2005             WI              80.00        218,000.00
       Group I              0013029822         Aug-2007        01-Dec-2005             AZ              80.00        225,480.00
       Group I              0013038922         Jul-2007        01-Jan-2006             AZ              80.00        340,000.00
       Group I              0013046305         Mar-2007        01-Dec-2005             FL              80.00        143,520.00
       Group I              0013049408         Jun-2007        01-Dec-2005             FL              80.00        260,000.00
       Group I              0013049978         Jun-2007        01-Dec-2005             FL              80.00        164,000.00
       Group I              0013054622         May-2007        01-Dec-2005             GA              80.00        120,000.00
       Group I              0013054630         May-2007        01-Dec-2005             GA              80.00        127,200.00
       Group I              0013055157         May-2007        01-Jan-2006             CO              79.98        194,850.00
       Group I              0013065990         Jul-2007        01-Dec-2005             CA              80.00        220,000.00
       Group I              0013078381         Jun-2007        01-Dec-2005             FL              80.00        248,000.00
       Group I              0013078480         Aug-2007        01-Dec-2005             FL              80.00        194,400.00
       Group I              0013079314         Mar-2007        01-Dec-2005             MN              80.00        182,320.00
       Group I              0013997259         Jun-2007        01-Aug-2005             CA              70.00        525,000.00
       Group I              0013997606         Aug-2007        01-Oct-2005             FL              80.00        151,920.00
       Group I              0013998307         Jun-2007        01-Oct-2005             AZ              75.00        285,000.00
       Group I              0013998489         Jul-2007        01-Sep-2005             NV              70.00        200,473.00
       Group I              0013998604         Feb-2007        01-Oct-2005             IL              80.00        542,000.00
       Group I              0013998711         Jun-2007        01-Sep-2005             CA              79.98        352,250.00
       Group I              0013998737         Jul-2007        01-Oct-2005             CA              80.00        464,000.00
       Group I              0014007058         Apr-2007        01-Oct-2005             FL              80.00        108,000.00
       Group I              0014049241         Jun-2007        01-Oct-2005             CA              75.00        930,000.00
       Group I              0018905570         Nov-2006        01-Oct-2005             FL              80.00        224,000.00
       Group I              0018912709         Apr-2007        01-Oct-2005             AZ              80.00        200,641.00
       Group I              0018912733         Apr-2007        01-Oct-2005             AZ              80.00        184,000.00
       Group I              0018936203         May-2007        01-Oct-2005             CO              80.00         80,000.00
       Group I              0018948547         Aug-2007        01-Oct-2005             IL              80.00        220,800.00
       Group I              0018972877         May-2007        01-Oct-2005             AZ              80.00        320,000.00
       Group I              0018974238         Aug-2007        01-Oct-2005             AZ              70.00        158,200.00
       Group I              0018979914         Jul-2007        01-Oct-2005             GA              80.00         80,000.00
     Group II-1             0000390021         Jul-2007        01-Sep-2005             AZ              78.05        160,000.00
     Group II-1             0002388658         Mar-2007        01-Oct-2005             VA              80.00        327,280.00
     Group II-1             0002392738         Aug-2007        01-Dec-2005             CA              80.00        304,000.00
     Group II-1             0012556494         Aug-2007        01-Sep-2005             IL              80.00         56,000.00
     Group II-1             0012558466         Aug-2007        01-Sep-2005             AZ              80.00        200,000.00
     Group II-1             0012558474         May-2007        01-Sep-2005             IL              70.00        234,500.00
     Group II-1             0012602157         May-2007        01-Oct-2005             NV              80.00        197,600.00
     Group II-1             0012666012         Aug-2007        01-Nov-2005             CO              80.00        359,200.00
     Group II-1             0012693057         Jul-2007        01-Nov-2005             VA              80.00        316,000.00
     Group II-1             0012857470         Mar-2007        01-Jul-2005             OH              78.88         71,000.00
     Group II-1             0012947115         Jul-2007        01-Nov-2005             CA              80.00        420,000.00
     Group II-1             0013876396         Jul-2007        01-Sep-2005             CA              80.00        313,600.00
     Group II-2             0010108827         May-2007        01-Oct-2005             AZ              80.00        292,000.00
     Group II-2             0011854593         Aug-2007        01-Sep-2005             FL              65.00        169,000.00
     Group II-2             0011911955         Jan-2007        01-Sep-2005             MN              80.00        262,400.00
     Group II-2             0011912052         Sep-2006        01-Aug-2005             IL              80.00        280,000.00
     Group II-2             0011912169         Dec-2006        01-Sep-2005             MN              80.00        144,000.00
     Group II-2             0011912367         Jun-2007        01-Sep-2005             IL              80.00        128,000.00
     Group II-2             0011912540         Aug-2007        01-Sep-2005             MN              80.00        184,000.00
     Group II-2             0011916327         Jul-2007        01-Oct-2005             CO              80.00        320,000.00
     Group II-2             0011937000         Jun-2007        01-Nov-2005             AZ              80.00        190,400.00
     Group II-2             0011940632         Mar-2007        01-Nov-2005             FL              70.00        168,000.00
     Group II-2             0012557849         Aug-2007        01-Sep-2005             WA              80.00        166,400.00
     Group II-2             0012611604         Oct-2006        01-Nov-2005             FL              80.00        264,000.00
     Group II-2             0012613873         May-2007        01-Nov-2005             NV              65.00        169,650.00
     Group II-2             0012619342         May-2007        01-Oct-2005             FL              80.00        154,400.00
     Group II-2             0012625273         Jul-2007        01-Nov-2005             FL              95.00        265,905.00
     Group II-2             0012643532         Feb-2007        01-Nov-2005             MN              80.00        103,200.00
     Group II-2             0012669933         May-2007        01-Nov-2005             FL              65.00        172,250.00
     Group II-2             0012678801         Aug-2007        01-Nov-2005             GA              80.00        142,740.00
     Group II-2             0012679056         May-2007        01-Nov-2005             FL              80.00        245,600.00
     Group II-2             0012691895         Aug-2007        01-Dec-2005             CO              80.00        114,400.00
     Group II-2             0012696050         Jul-2007        01-Jul-2005             IL              80.00        156,000.00
     Group II-2             0012697058         Jul-2007        01-Jul-2005             IL              80.00        180,000.00
     Group II-2             0012832093         Jun-2007        01-Dec-2005             AZ              80.00        280,000.00
     Group II-2             0012864302         Jul-2007        01-Oct-2005             CA              75.00        300,000.00
     Group II-2             0012865549         Aug-2007        01-Nov-2005             CA              80.00        403,200.00
     Group II-2             0012865861         Jan-2007        01-Sep-2005             MN              80.00        152,000.00
     Group II-2             0012866869         Aug-2007        01-Nov-2005             CA              80.00        411,200.00
     Group II-2             0012867552         Aug-2007        01-Nov-2005             GA              79.98        127,900.00
     Group II-2             0012868873         Aug-2007        01-Oct-2005             AZ              80.00        186,400.00
     Group II-2             0012886354         Apr-2007        01-Dec-2005             OH              76.47         65,000.00
     Group II-2             0012893418         Jul-2007        01-Dec-2005             CA              80.00        292,000.00
     Group II-2             0012913331         Aug-2007        01-Dec-2005             AZ              80.00        255,200.00
     Group II-2             0012924486         Jan-2007        01-Nov-2005             OH              80.00        111,920.00
     Group II-2             0012949475         Aug-2007        01-Nov-2005             CO              80.00        148,000.00
     Group II-2             0012951380         Jan-2007        01-Nov-2005             MN              80.00        155,920.00
     Group II-2             0018909796         May-2007        01-Oct-2005             GA              80.00        101,600.00
     Group II-2             0018909887         May-2007        01-Oct-2005             GA              80.00        101,600.00
     Group II-2             0018961250         Jun-2007        01-Oct-2005             FL              80.00        217,232.00
     Group II-2             0018963306         Jul-2007        01-Nov-2005             GA              80.00         65,800.00
     Group II-2             0018963728         Jul-2007        01-Nov-2005             GA              80.00         65,800.00
     Group II-2             0018963777         Jul-2007        01-Nov-2005             GA              80.00         65,800.00
     Group II-2             0018963876         Aug-2007        01-Nov-2005             GA              80.00         65,800.00
     Group II-3             0002389269         Aug-2007        01-Nov-2005             WA              80.00        209,512.00
     Group II-3             0002392758         Aug-2007        01-Nov-2005             NC              80.00        133,472.00
     Group II-3             0002393205         Jul-2007        01-Dec-2005             TX              80.00         52,000.00
     Group II-3             0002394133         Feb-2007        01-Nov-2005             CO              80.00        160,000.00
     Group II-3             0002394385         May-2007        01-Nov-2005             AZ              80.00        326,400.00
     Group II-3             0002435783         Mar-2007        01-Dec-2005             IL              70.00        114,030.00
     Group II-3             0011337680         Jul-2007        01-Aug-2005             FL              79.65        234,900.00
     Group II-3             0011691979         Jun-2007        01-Dec-2005             FL              80.00        186,000.00
     Group II-3             0011750437         Jul-2007        01-Oct-2005             AZ              80.00        234,400.00
     Group II-3             0011763018         May-2007        01-Dec-2005             AZ              80.00        176,000.00
     Group II-3             0011765930         May-2007        01-Dec-2005             FL              70.00         98,000.00
     Group II-3             0011766888         Jul-2007        01-Dec-2005             NJ              80.00        384,000.00
     Group II-3             0011767951         Jul-2007        01-Dec-2005             GA              80.00        186,618.40
     Group II-3             0011863537         Apr-2007        01-Sep-2005             FL              80.00        231,200.00
     Group II-3             0011902384         Jan-2007        01-Oct-2005             FL              80.00        329,600.00
     Group II-3             0011918505         Jun-2007        01-Oct-2005             AZ              80.00        279,920.00
     Group II-3             0011924198         Jul-2007        01-Oct-2005             CA              65.00        195,000.00
     Group II-3             0011925955         Jun-2007        01-Oct-2005             AZ              70.00        230,930.00
     Group II-3             0011930369         Jul-2007        01-Oct-2005             AZ              80.00        260,800.00
     Group II-3             0011930450         Jul-2007        01-Nov-2005             AZ              80.00        240,000.00
     Group II-3             0011936382         Aug-2007        01-Oct-2005             GA              80.00         96,000.00
     Group II-3             0011936937         Aug-2007        01-Nov-2005             TX              80.00        236,000.00
     Group II-3             0011936986         May-2007        01-Oct-2005             AZ              80.00        268,000.00
     Group II-3             0011947975         Jun-2007        01-Oct-2005             CO              80.00        238,372.00
     Group II-3             0011949187         Aug-2007        01-Sep-2005             OH              80.00        154,000.00
     Group II-3             0012607719         Aug-2007        01-Dec-2005             MI              65.00         78,000.00
     Group II-3             0012615902         May-2007        01-Oct-2005             MN              80.00        204,800.00
     Group II-3             0012616538         Aug-2007        01-Sep-2005             MN              80.00        136,013.00
     Group II-3             0012619813         Jun-2007        01-Oct-2005             GA              80.00        200,000.00
     Group II-3             0012620308         Aug-2007        01-Oct-2005             GA              80.00        146,720.00
     Group II-3             0012623609         Mar-2007        01-Nov-2005             WA              75.00        265,125.00
     Group II-3             0012627675         Mar-2007        01-Nov-2005             FL              80.00        146,000.00
     Group II-3             0012639357         Aug-2007        01-Nov-2005             VA              80.00        232,800.00
     Group II-3             0012641221         Jul-2007        01-Nov-2005             CA              80.00        310,400.00
     Group II-3             0012641940         Aug-2007        01-Dec-2005             NJ              80.00        327,200.00
     Group II-3             0012657342         May-2007        01-Sep-2005             AZ              75.00        356,250.00
     Group II-3             0012671483         Aug-2007        01-Nov-2005             FL              80.00        216,000.00
     Group II-3             0012672606         Apr-2007        01-Nov-2005             FL              80.00        232,000.00
     Group II-3             0012683405         Jul-2007        01-Nov-2005             FL              80.00        344,000.00
     Group II-3             0012696209         Jul-2007        01-Nov-2005             GA              80.00        110,900.00
     Group II-3             0012701819         Jun-2007        01-Nov-2005             AZ              70.00        147,000.00
     Group II-3             0012828604         Aug-2007        01-Nov-2005             GA              75.00        105,750.00
     Group II-3             0012832069         Jun-2007        01-Dec-2005             AZ              80.00        300,000.00
     Group II-3             0012844510         Aug-2007        01-Dec-2005             VA              80.00        312,720.00
     Group II-3             0012850566         Jul-2007        01-Dec-2005             TX              80.00        116,000.00
     Group II-3             0012852240         Jul-2007        01-Nov-2005             GA              79.98        174,050.00
     Group II-3             0012853982         Aug-2007        01-Aug-2005             MN              80.00        183,200.00
     Group II-3             0012863262         Jul-2007        01-Oct-2005             MN              80.00        140,080.00
     Group II-3             0012864344         Jun-2007        01-Nov-2005             CA              79.98        358,350.00
     Group II-3             0012867271         Jun-2007        01-Nov-2005             CA              80.00        292,000.00
     Group II-3             0012878807         Mar-2007        01-Dec-2005             NJ              80.00        287,200.00
     Group II-3             0012883682         Jun-2007        01-Dec-2005             KY              80.00        160,000.00
     Group II-3             0012888988         Jul-2007        01-Dec-2005             CO              80.00        228,000.00
     Group II-3             0012896239         Aug-2007        01-Dec-2005             CA              70.00        259,000.00
     Group II-3             0012896643         Aug-2006        01-Dec-2005             FL              80.00        189,288.00
     Group II-3             0012906467         Dec-2006        01-Nov-2005             MN              80.00        241,600.00
     Group II-3             0012907887         Jul-2007        01-Nov-2005             IL              80.00        118,400.00
     Group II-3             0012909628         May-2007        01-Dec-2005             CO              80.00        148,000.00
     Group II-3             0012909651         May-2007        01-Dec-2005             CO              80.00        277,600.00
     Group II-3             0012931739         Nov-2006        01-Dec-2005             FL              79.91        359,650.00
     Group II-3             0012932968         Jul-2007        01-Dec-2005             NV              80.00        353,600.00
     Group II-3             0012933909         Jun-2007        01-Dec-2005             AZ              80.00        180,000.00
     Group II-3             0012951679         Jun-2007        01-Nov-2005             MN              80.00        215,920.00
     Group II-3             0012954624         Mar-2007        01-Dec-2005             GA              65.00        292,500.00
     Group II-3             0012955456         May-2007        01-Nov-2005             MN              80.00        223,920.00
     Group II-3             0012962353         Dec-2006        01-Dec-2005             NJ              80.00        248,000.00
     Group II-3             0012976668         Jun-2007        01-Jan-2006             GA              80.00        125,600.00
     Group II-3             0012986527         Jun-2007        01-Dec-2005             MN              80.00        359,200.00
     Group II-3             0012989638         May-2007        01-Dec-2005             FL              80.00        168,000.00
     Group II-3             0012990917         Jan-2007        01-Jan-2006             MN              80.00        208,000.00
     Group II-3             0012994935         Feb-2007        01-Dec-2005             MN              80.00        184,000.00
     Group II-3             0012996906         Jul-2007        01-Dec-2005             IL              80.00        212,000.00
     Group II-3             0012999470         Aug-2007        01-Dec-2005             VA              80.00        355,200.00
     Group II-3             0013000625         Apr-2007        01-Dec-2005             CO              80.00        296,000.00
     Group II-3             0013004072         Aug-2007        01-Jan-2006             MI              65.00         53,300.00
     Group II-3             0013007281         Jan-2007        01-Dec-2005             MN              70.00        223,650.00
     Group II-3             0013022033         Jul-2007        01-Nov-2005             FL              80.00        204,000.00
     Group II-3             0013022314         Dec-2006        01-Dec-2005             IL              65.00         68,250.00
     Group II-3             0013023908         Aug-2007        01-Dec-2005             AZ              80.00        152,000.00
     Group II-3             0013024179         Jul-2007        01-Dec-2005             CA              80.00        297,600.00
     Group II-3             0013024286         Jul-2007        01-Dec-2005             KY              80.00        140,000.00
     Group II-3             0013096102         Jul-2007        01-Dec-2005             MN              80.00        209,440.00
     Group II-3             0013119763         Aug-2007        01-Jan-2006             TX              80.00         71,070.00
     Group II-3             0013119839         Aug-2007        01-Jan-2006             TX              80.00         71,070.00
     Group II-3             0018929059         Jun-2007        01-Nov-2005             FL              80.00         95,600.00
     Group II-3             0018938001         Mar-2007        01-Oct-2005             SC              80.00        218,928.00
     Group II-3             0018957670         Jun-2007        01-Oct-2005             CT              80.00        166,400.00
     Group II-3             0018959056         Aug-2007        01-Oct-2005             KY              80.00        313,200.00
     Group II-4             0002200005         Aug-2007        01-Nov-2005             IL              80.00        476,000.00
     Group II-4             0005765664         Jul-2007        01-Sep-2005             FL              90.00        560,000.00
     Group II-4             0011901741         Aug-2007        01-Nov-2005             VA              80.00        471,920.00
     Group II-4             0011901931         Apr-2007        01-Oct-2005             FL              80.00        820,000.00
     Group II-4             0011907326         May-2007        01-Oct-2005             CA              80.00        520,000.00
     Group II-4             0012175063         Aug-2007        01-Aug-2005             VA              80.00        408,000.00
     Group II-4             0012622262         Jun-2007        01-Nov-2005             VA              80.00        520,000.00
     Group II-4             0012637419         Feb-2007        01-Nov-2005             FL              70.00      1,680,000.00
     Group II-4             0012637989         Aug-2006        01-Nov-2005             NY              65.00      1,300,000.00
     Group II-4             0012656807         Jan-2007        01-Oct-2005             NY              78.00        992,160.00
     Group II-4             0012841342         Jul-2007        01-Nov-2005             GA              80.00        370,800.00
     Group II-4             0012852174         Jul-2007        01-Dec-2005             CA              80.00        494,150.00
     Group II-4             0012912739         Aug-2007        01-Dec-2005             VA              75.00        448,500.00
     Group II-4             0012926358         Jun-2007        01-Dec-2005             NY              80.00        399,200.00
     Group II-4             0012996310         Jun-2007        01-Dec-2005             CA              80.00        368,000.00
     Group II-4             0018943720         Apr-2007        01-Oct-2005             MD              80.00        392,000.00
     Group II-4             0018968636         Apr-2007        01-Nov-2005             CA              80.00        571,092.00
     Group II-5             0002240762         Aug-2007        01-Nov-2005             AZ              80.00        348,000.00
     Group II-5             0002367635         Aug-2007        01-Dec-2005             VA              80.00        338,400.00
     Group II-5             0002369093         Aug-2007        01-Dec-2005             GA              80.00         84,000.00
     Group II-5             0002391791         Jun-2007        01-Nov-2005             WA              75.00        495,000.00
     Group II-5             0011756756         Jun-2007        01-Nov-2005             CA              75.00        738,750.00
     Group II-5             0011949567         Jul-2007        01-Nov-2005             AZ              80.00        352,000.00
     Group II-5             0012557039         Jun-2007        01-Sep-2005             AZ              80.00        247,200.00
     Group II-5             0012617627         Aug-2007        01-Nov-2005             AZ              80.00        145,980.00
     Group II-5             0012656757         Feb-2007        01-Oct-2005             FL              65.00      1,657,500.00
     Group II-5             0012692034         May-2007        01-Nov-2005             CA              79.16        380,000.00
     Group II-5             0012861035         Aug-2007        01-Nov-2005             CA              80.00        248,000.00
     Group II-5             0012903951         Jun-2006        01-Dec-2005             CA              70.00        406,000.00
     Group II-5             0012960993         Jul-2007        01-Nov-2005             CA              80.00        423,200.00
     Group II-5             0012978904         Jun-2007        01-Dec-2005             CO              73.72        562,500.00
     Group II-5             0013018494         Aug-2007        01-Dec-2005             FL              80.00        204,000.00
     Group II-5             0013054770         Jul-2007        01-Dec-2005             CA              80.00        740,000.00
     Group II-5             0013054788         Jul-2007        01-Jan-2006             CA              75.00        486,750.00
     Group II-5             0013057740         Aug-2007        01-Dec-2005             AZ              70.00        230,930.00

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                Current               Paid                        Current          Approximate
                                  Loan           Actual                 To         Months            Loan           Delinquent
        Group                   Number          Balance               Date     Delinquent            Rate             Interest

       Group I              0000418814       720,000.00        01-Aug-2006             10          7.125%            50,940.00
       Group I              0002386085       187,998.60        01-Mar-2007              3          7.625%             5,679.10
       Group I              0002386089       129,600.00        01-Mar-2007              3          7.625%             3,915.00
       Group I              0002390261        59,096.58        01-Feb-2007              4          7.375%             2,068.38
       Group I              0002391084       130,381.56        01-Feb-2007              4          7.375%             4,563.36
       Group I              0002392826       192,000.00        01-Dec-2006              6          7.750%             9,440.00
       Group I              0002393481       131,956.69        01-Oct-2006              8          7.875%             8,247.30
       Group I              0002393938       300,000.00        01-Jan-2007              5          7.375%            12,250.00
       Group I              0002394578       307,500.00        01-Feb-2007              4          7.375%            10,762.50
       Group I              0005108360       158,448.01        01-Dec-2006              6          7.375%             7,737.60
       Group I              0011681178        72,586.16        01-Sep-2006              9          6.750%             4,220.46
       Group I              0011728953       126,000.00        01-May-2006             13          7.375%            11,025.00
       Group I              0011751443       131,979.97        01-Mar-2007              3          7.500%             3,918.15
       Group I              0011875648       296,250.00        01-Feb-2007              4          7.500%            10,553.88
       Group I              0011900578       118,324.78        01-Mar-2007              3         10.125%             4,011.67
       Group I              0011906716        99,121.91        01-Jun-2006             12          7.250%             7,906.48
       Group I              0011913613        88,000.00        01-Jan-2007              5          7.625%             3,721.69
       Group I              0011918455       518,417.43        01-Jan-2007              5          7.625%            21,870.65
       Group I              0011926813       225,279.00        01-Dec-2006              6          7.625%            10,888.48
       Group I              0011927993       383,981.00        01-Feb-2007              4          7.625%            13,919.34
       Group I              0011935764       999,954.17        01-Nov-2006              7          7.625%            54,372.51
       Group I              0011949153       359,650.00        01-Feb-2007              4          7.500%            12,812.52
       Group I              0011949195       359,650.00        01-Mar-2007              3          7.625%            10,864.45
       Group I              0012557104       189,600.00        01-Sep-2006              9          6.875%            11,297.00
       Group I              0012557690       140,800.00        01-May-2006             13          7.625%            12,760.05
       Group I              0012558029       156,000.00        01-Dec-2006              6          7.250%             7,150.00
       Group I              0012558342       156,000.00        01-Feb-2007              4          5.875%             4,290.00
       Group I              0012606646       274,400.00        01-Aug-2006             10          7.500%            19,551.00
       Group I              0012606760       339,119.77        01-Jun-2006             12          7.375%            27,694.80
       Group I              0012618286       120,000.00        01-Nov-2006              7          7.375%             6,300.00
       Group I              0012623708       404,224.00        01-Feb-2007              4          7.375%            14,147.82
       Group I              0012625612       168,000.00        01-Dec-2006              6          7.375%             7,840.00
       Group I              0012626677       127,990.05        01-Oct-2006              8          7.500%             7,599.40
       Group I              0012627261       544,000.00        01-May-2006             13          7.500%            48,450.00
       Group I              0012631347       280,000.00        01-Oct-2006              8          7.500%            16,625.00
       Group I              0012631859       135,157.05        01-Feb-2007              4          7.500%             4,814.94
       Group I              0012642062       257,600.00        01-Dec-2006              6          7.500%            12,236.00
       Group I              0012642252       206,400.00        01-Dec-2006              6          7.500%             9,804.00
       Group I              0012645487       182,008.65        01-Dec-2006              6          7.500%             8,620.32
       Group I              0012646873       423,469.71        01-Feb-2007              4          7.375%            14,822.02
       Group I              0012651451       490,345.08        01-Nov-2006              7          7.500%            26,202.87
       Group I              0012652020       139,120.00        01-Oct-2006              8          7.500%             8,260.15
       Group I              0012655551       165,520.00        01-Feb-2007              4          7.625%             6,000.06
       Group I              0012655940       272,726.29        01-Feb-2007              4          7.625%             9,886.32
       Group I              0012661237       525,147.57        01-Feb-2007              4          7.500%            18,708.36
       Group I              0012667739       350,400.00        01-Mar-2007              3          7.375%            10,220.00
       Group I              0012667838       226,400.00        01-Mar-2007              3          7.375%             6,603.35
       Group I              0012675104       188,000.00        01-Jan-2007              5          7.500%             7,813.75
       Group I              0012677340       623,975.00        01-Apr-2007              2          7.375%            14,559.44
       Group I              0012683967       918,745.00        01-Dec-2006              6          7.500%            43,640.40
       Group I              0012692703       210,080.00        01-Oct-2006              8          7.500%            12,473.50
       Group I              0012694105       400,000.00        01-Mar-2007              3          7.625%            12,083.35
       Group I              0012695771       359,499.00        01-Dec-2006              6          7.625%            17,375.84
       Group I              0012699120       627,899.97        01-Dec-2006              6          7.375%            29,302.00
       Group I              0012699906       991,142.02        01-Nov-2006              7          8.125%            57,441.45
       Group I              0012820403       204,000.00        01-Mar-2007              3          7.125%             5,737.50
       Group I              0012820627       796,000.00        01-Jan-2007              5          7.500%            33,083.75
       Group I              0012826087       193,595.08        01-Dec-2006              6          7.500%             9,195.76
       Group I              0012826327       287,200.00        01-Oct-2006              8          7.500%            17,052.50
       Group I              0012828547       280,000.00        01-May-2006             13          7.500%            24,937.50
       Group I              0012830303       172,000.00        01-Oct-2006              8          7.500%            10,212.50
       Group I              0012832994       166,400.00        01-Jan-2007              5          7.500%             6,916.00
       Group I              0012837266       237,300.00        01-Mar-2007              3          8.125%             7,662.80
       Group I              0012841482       138,691.97        01-Nov-2006              7          7.750%             7,647.45
       Group I              0012842175       554,965.97        01-Aug-2006             10          7.750%            40,928.76
       Group I              0012846564       424,000.00        01-Nov-2006              7          7.625%            23,055.03
       Group I              0012846952        87,200.00        01-Dec-2006              6          7.750%             4,287.36
       Group I              0012854493       231,993.21        01-Mar-2007              3          7.750%             7,128.95
       Group I              0012858452       263,994.28        01-Sep-2006              9          7.750%            17,847.06
       Group I              0012867842       467,990.05        01-Apr-2006             14          7.750%            46,019.04
       Group I              0012868345       637,600.00        01-Feb-2007              4          7.750%            23,511.48
       Group I              0012873071       107,804.54        01-Nov-2006              7          7.750%             5,944.29
       Group I              0012875266       138,340.06        01-Mar-2007              3          7.750%             4,244.31
       Group I              0012875605       331,200.00        01-Jan-2007              5          8.875%            16,422.00
       Group I              0012876074       144,000.00        01-Dec-2006              6          7.875%             7,200.00
       Group I              0012876256       104,420.00        01-Sep-2006              9          7.500%             6,820.00
       Group I              0012877213       233,902.00        01-Nov-2006              7          7.750%            12,937.77
       Group I              0012879375       119,498.00        01-Mar-2007              3          7.500%             3,547.60
       Group I              0012880258       140,000.00        01-Jan-2007              5          7.500%             5,818.75
       Group I              0012886107       248,490.05        01-Jan-2007              5          7.625%            10,509.03
       Group I              0012888806       119,498.00        01-Mar-2007              3          7.500%             3,547.60
       Group I              0012888913       163,120.00        01-Sep-2006              9          7.500%            10,653.72
       Group I              0012889085       309,899.89        01-Mar-2007              3          7.750%             9,523.00
       Group I              0012890919       195,135.95        01-Sep-2006              9          7.875%            13,416.00
       Group I              0012894119       555,000.00        01-Nov-2006              7          7.875%            31,218.75
       Group I              0012895850       184,000.00        01-Mar-2007              3          7.500%             5,462.50
       Group I              0012898169       187,982.18        01-Feb-2007              4          7.375%             6,579.42
       Group I              0012898391       971,756.58        01-Feb-2006             16          7.500%           103,856.58
       Group I              0012900635       458,116.94        01-May-2006             13          8.000%            43,443.67
       Group I              0012903100       238,900.00        01-May-2007              1          7.625%             4,330.05
       Group I              0012906202       151,919.90        01-Mar-2007              3          7.500%             4,510.15
       Group I              0012906343       132,000.00        01-Jan-2007              5          7.625%             5,582.50
       Group I              0012907713       147,118.70        01-Feb-2007              4          7.375%             5,149.20
       Group I              0012907788       192,800.00        01-Apr-2006             14          7.375%            17,994.72
       Group I              0012908505        75,200.00        01-Jan-2007              5          7.750%             3,235.19
       Group I              0012912960        74,400.00        01-Feb-2007              4          7.750%             2,743.50
       Group I              0012913034       160,000.00        01-May-2006             13          8.000%            15,250.05
       Group I              0012913208       160,000.00        01-May-2006             13          8.000%            15,250.05
       Group I              0012914610       292,000.00        01-Jan-2007              5          7.375%            11,923.31
       Group I              0012915245       257,537.00        01-Apr-2006             14          8.000%            26,182.88
       Group I              0012915310       260,713.00        01-Jun-2006             12          8.000%            23,192.68
       Group I              0012919742       209,280.00        01-Mar-2007              3          7.625%             6,322.00
       Group I              0012920286       132,790.00        01-Jan-2007              5          7.750%             5,712.70
       Group I              0012921268       124,250.00        01-Jul-2006             11          7.875%            10,095.28
       Group I              0012921995       100,000.00        01-Nov-2006              7          7.625%             5,437.53
       Group I              0012927307        96,570.55        01-Feb-2007              4          8.000%             3,674.80
       Group I              0012927562       211,990.05        01-Mar-2007              3          7.500%             6,293.45
       Group I              0012935391       660,000.00        01-Oct-2006              8          7.375%            38,500.00
       Group I              0012939740       251,250.00        01-Jan-2007              5          7.625%            10,625.72
       Group I              0012950101        91,200.00        01-Aug-2006             10          7.750%             4,484.00
       Group I              0012951125       208,000.00        01-Sep-2006              9          7.500%            13,585.00
       Group I              0012951133       177,600.00        01-Jan-2007              5          7.500%             7,381.50
       Group I              0012955050       173,600.00        01-Oct-2006              8          7.375%            10,126.70
       Group I              0012955621       173,200.00        01-Jul-2006             11          7.750%            13,837.85
       Group I              0012959615        60,800.00        01-May-2006             13          7.500%             5,415.00
       Group I              0012960431       212,815.74        01-Feb-2007              4          7.750%             7,832.02
       Group I              0012973764       127,933.83        01-Jan-2007              5          7.750%             5,503.82
       Group I              0012976437       145,999.13        01-Apr-2006             14          7.875%            14,600.00
       Group I              0012987269       158,900.00        01-Feb-2007              4          7.375%             5,561.46
       Group I              0012989497       315,801.27        01-Dec-2006              6          7.500%            15,000.56
       Group I              0012989976       479,762.53        01-Dec-2006              6          7.875%            23,988.08
       Group I              0012990222       288,649.54        01-Dec-2006              6          7.375%            13,470.32
       Group I              0012990453       211,200.00        01-Feb-2007              4          7.875%             7,920.00
       Group I              0012993556       168,883.18        01-Jul-2006             11          7.875%            13,660.26
       Group I              0012994612        75,000.00        01-Jun-2006             12          7.375%             6,125.00
       Group I              0012996252       171,120.00        01-Jan-2006             17          7.500%            19,304.38
       Group I              0012996369       122,729.60        01-Dec-2006              6          7.375%             5,710.61
       Group I              0013003975       291,744.12        01-Oct-2006              8          8.000%            18,538.52
       Group I              0013004007       271,200.00        01-Dec-2006              6          8.000%            13,786.00
       Group I              0013006242       137,551.25        01-Sep-2006              9          7.500%             8,983.92
       Group I              0013007117       340,400.00        01-Feb-2007              4          7.625%            12,339.48
       Group I              0013014709        78,750.00        01-Jan-2007              5          7.625%             3,330.46
       Group I              0013020722       154,720.00        01-Jun-2006             12          7.875%            13,538.00
       Group I              0013029186       218,000.00        01-Feb-2007              4          7.875%             8,175.00
       Group I              0013029822       225,480.00        01-Mar-2007              3          7.500%             6,693.95
       Group I              0013038922       340,000.00        01-Feb-2007              4          8.125%            13,174.98
       Group I              0013046305       143,520.00        01-Oct-2006              8          7.875%             8,970.00
       Group I              0013049408       260,000.00        01-Jan-2007              5          7.500%            10,806.25
       Group I              0013049978       164,000.00        01-Jan-2007              5          7.500%             6,816.25
       Group I              0013054622       120,000.00        01-Aug-2006             10          7.500%             8,550.00
       Group I              0013054630       127,200.00        01-Jul-2006             11          7.875%            10,335.00
       Group I              0013055157       194,850.00        01-Dec-2006              6          8.250%            10,229.60
       Group I              0013065990       220,000.00        01-Feb-2007              4          7.500%             7,837.50
       Group I              0013078381       248,000.00        01-Jan-2007              5          7.375%            10,126.69
       Group I              0013078480       194,400.00        01-Sep-2006              9          7.500%            12,696.75
       Group I              0013079314       182,320.00        01-Oct-2006              8          7.375%            10,635.30
       Group I              0013997259       525,000.00        01-Jan-2007              5          8.625%            18,046.88
       Group I              0013997606       151,919.48        01-Jan-2007              5          7.500%             6,314.21
       Group I              0013998307       284,974.88        01-Jan-2007              5          5.875%             9,142.98
       Group I              0013998489       200,273.00        01-Feb-2007              4          6.500%             6,133.32
       Group I              0013998604       542,000.00        01-Sep-2006              9          9.000%            42,851.82
       Group I              0013998711       351,346.94        01-Feb-2007              4          6.625%            10,979.58
       Group I              0013998737       464,000.00        01-Feb-2007              4          6.500%            14,209.98
       Group I              0014007058       106,720.58        01-Nov-2006              7          7.875%             6,003.00
       Group I              0014049241       925,334.58        01-Jan-2007              5          5.990%            30,308.53
       Group I              0018905570       222,576.67        01-Jun-2006             12          7.625%            18,826.22
       Group I              0018912709       200,641.00        01-Oct-2006              8          7.375%            11,704.10
       Group I              0018912733       184,000.00        01-Oct-2006              8          7.500%            10,925.00
       Group I              0018936203        79,381.09        01-Jun-2006             12          6.875%             5,984.04
       Group I              0018948547       220,754.97        01-Mar-2007              3          7.625%             6,668.64
       Group I              0018972877       319,973.02        01-Dec-2006              6          7.625%            15,465.36
       Group I              0018974238       158,200.00        01-Feb-2007              4          7.500%             5,635.86
       Group I              0018979914        80,000.00        01-Nov-2006              7          7.625%             4,349.97
     Group II-1             0000390021       157,458.86        01-Feb-2007              4          6.875%             5,360.47
     Group II-1             0002388658       327,280.00        01-Oct-2006              8          6.750%            17,386.70
     Group II-1             0002392738       304,000.00        01-Mar-2007              3          7.250%             8,708.35
     Group II-1             0012556494        55,990.05        01-Oct-2006              8          8.125%             3,616.00
     Group II-1             0012558466       199,980.10        01-Mar-2007              3          6.750%             5,312.00
     Group II-1             0012558474       231,554.72        01-Oct-2006              8          6.875%            12,489.62
     Group II-1             0012602157       197,569.93        01-Dec-2006              6          6.250%             7,738.16
     Group II-1             0012666012       359,200.00        01-Dec-2006              6          6.375%            14,368.00
     Group II-1             0012693057       316,000.00        01-Feb-2007              4          5.250%             7,702.50
     Group II-1             0012857470        70,049.98        01-Oct-2006              8          7.125%             3,924.27
     Group II-1             0012947115       420,000.00        01-Feb-2007              4          6.500%            12,862.50
     Group II-1             0013876396       313,598.00        01-Feb-2007              4          6.000%             8,819.94
     Group II-2             0010108827       291,777.62        01-Dec-2006              6          7.125%            13,130.00
     Group II-2             0011854593       169,000.00        01-Mar-2007              3          6.250%             4,137.00
     Group II-2             0011911955       262,400.00        01-Aug-2006             10          6.875%            17,055.96
     Group II-2             0011912052       277,986.01        01-Apr-2006             14          7.250%            25,318.95
     Group II-2             0011912169       144,000.00        01-Jul-2006             11          6.875%            10,140.00
     Group II-2             0011912367       126,025.14        01-Jan-2007              5          6.875%             4,764.79
     Group II-2             0011912540       184,000.00        01-Feb-2007              4          7.250%             6,325.02
     Group II-2             0011916327       319,530.84        01-Feb-2007              4          6.750%            10,185.06
     Group II-2             0011937000       190,400.00        01-Jan-2007              5          6.875%             7,219.31
     Group II-2             0011940632       168,000.00        01-Oct-2006              8          6.500%             8,575.00
     Group II-2             0012557849       165,296.70        01-Jan-2007              5          6.000%             5,423.74
     Group II-2             0012611604       264,000.00        01-May-2006             13          6.625%            20,625.00
     Group II-2             0012613873       169,004.87        01-Dec-2006              6          6.500%             6,901.04
     Group II-2             0012619342       154,309.27        01-Dec-2006              6          6.500%             6,300.96
     Group II-2             0012625273       265,905.00        01-Feb-2007              4          7.125%             8,974.26
     Group II-2             0012643532       103,200.00        01-Sep-2006              9          6.875%             6,149.00
     Group II-2             0012669933       172,250.00        01-Dec-2006              6          7.250%             7,894.80
     Group II-2             0012678801       141,144.62        01-Oct-2006              8          6.500%             7,172.17
     Group II-2             0012679056       245,598.25        01-Dec-2006              6          7.125%            11,051.92
     Group II-2             0012691895       114,400.00        01-Mar-2007              3          6.125%             2,740.85
     Group II-2             0012696050       153,359.12        01-Feb-2007              4          7.125%             5,163.93
     Group II-2             0012697058       176,952.88        01-Feb-2007              4          7.125%             5,958.39
     Group II-2             0012832093       280,000.00        01-Jan-2007              5          6.875%            10,616.69
     Group II-2             0012864302       300,000.00        01-Oct-2006              8          6.750%            15,937.50
     Group II-2             0012865549       403,165.45        01-Mar-2007              3          6.750%            10,709.10
     Group II-2             0012865861       152,000.00        01-Aug-2006             10          6.250%             8,930.04
     Group II-2             0012866869       411,200.00        01-Mar-2007              3          6.750%            10,922.50
     Group II-2             0012867552       127,900.00        01-Mar-2007              3          6.250%             3,130.90
     Group II-2             0012868873       186,400.00        01-Mar-2007              3          7.250%             5,339.60
     Group II-2             0012886354        65,000.00        01-Nov-2006              7          7.250%             3,351.60
     Group II-2             0012893418       291,905.89        01-Oct-2006              8          7.250%            16,723.80
     Group II-2             0012913331       255,190.05        01-Mar-2007              3          6.625%             6,645.55
     Group II-2             0012924486       111,114.97        01-Jul-2006             11          7.250%             8,233.61
     Group II-2             0012949475       147,999.16        01-Mar-2007              3          6.750%             3,931.25
     Group II-2             0012951380       155,920.00        01-Aug-2006             10          6.875%            10,134.72
     Group II-2             0018909796       101,600.00        01-Aug-2006             10          6.250%             5,969.04
     Group II-2             0018909887       101,600.00        01-Sep-2006              9          6.250%             5,471.62
     Group II-2             0018961250       217,232.00        01-Jul-2006             11          6.750%            15,002.52
     Group II-2             0018963306        65,800.00        01-Feb-2007              4          6.750%             2,097.42
     Group II-2             0018963728        65,774.17        01-Feb-2007              4          6.750%             2,096.58
     Group II-2             0018963777        65,793.51        01-Feb-2007              4          6.750%             2,097.18
     Group II-2             0018963876        65,800.00        01-Mar-2007              3          6.750%             1,747.85
     Group II-3             0002389269       209,512.00        01-Feb-2007              4          6.500%             6,416.34
     Group II-3             0002392758       133,157.32        01-Mar-2007              3          6.750%             3,537.00
     Group II-3             0002393205        52,000.00        01-Feb-2007              4          7.125%             1,755.00
     Group II-3             0002394133       160,000.00        01-Mar-2006             15          7.125%            15,300.00
     Group II-3             0002394385       325,793.82        01-Dec-2006              6          7.125%            14,660.72
     Group II-3             0002435783       112,979.96        01-Oct-2006              8          7.250%             6,448.06
     Group II-3             0011337680       234,487.58        01-Feb-2007              4          5.750%             6,301.86
     Group II-3             0011691979       185,836.73        01-Jan-2007              5          7.000%             7,181.86
     Group II-3             0011750437       234,375.74        01-Feb-2007              4          6.625%             7,324.26
     Group II-3             0011763018       176,000.00        01-Dec-2006              6          7.000%             7,773.36
     Group II-3             0011765930        98,000.00        01-Dec-2006              6          7.250%             4,491.60
     Group II-3             0011766888       384,000.00        01-Jan-2007              5          6.750%            14,280.00
     Group II-3             0011767951       186,618.40        01-Mar-2007              3          6.875%             5,054.25
     Group II-3             0011863537       231,200.00        01-Mar-2006             15          6.625%            20,470.89
     Group II-3             0011902384       329,549.04        01-Aug-2006             10          6.625%            20,596.92
     Group II-3             0011918505       279,920.00        01-Jan-2007              5          6.625%            10,205.37
     Group II-3             0011924198       195,000.00        01-Feb-2007              4          6.875%             6,337.50
     Group II-3             0011925955       230,930.00        01-Jan-2007              5          6.375%             8,082.55
     Group II-3             0011930369       260,800.00        01-Feb-2007              4          6.500%             7,987.02
     Group II-3             0011930450       239,964.97        01-Feb-2007              4          6.625%             7,498.92
     Group II-3             0011936382        94,458.87        01-Feb-2007              4          6.500%             2,885.46
     Group II-3             0011936937       236,000.00        01-May-2006             13          7.250%            20,281.20
     Group II-3             0011936986       268,000.00        01-Dec-2006              6          7.000%            11,836.64
     Group II-3             0011947975       235,181.93        01-Jan-2007              5          7.125%             9,235.30
     Group II-3             0011949187       151,410.86        01-Mar-2007              3          6.875%             4,092.85
     Group II-3             0012607719        77,977.25        01-Mar-2007              3          7.000%             2,152.50
     Group II-3             0012615902       204,800.00        01-Dec-2006              6          6.875%             8,874.64
     Group II-3             0012616538       135,817.53        01-Mar-2007              3          7.000%             3,749.15
     Group II-3             0012619813       200,000.00        01-Jan-2007              5          7.125%             7,875.00
     Group II-3             0012620308       146,720.00        01-Mar-2007              3          6.500%             3,744.40
     Group II-3             0012623609       265,125.00        01-Oct-2006              8          6.750%            14,084.80
     Group II-3             0012627675       146,000.00        01-Oct-2006              8          7.000%             8,060.40
     Group II-3             0012639357       232,800.00        01-Dec-2006              6          7.000%            10,282.00
     Group II-3             0012641221       310,254.37        01-Feb-2007              4          5.750%             8,338.35
     Group II-3             0012641940       327,120.05        01-Mar-2007              3          7.250%             9,370.60
     Group II-3             0012657342       356,149.91        01-Dec-2006              6          5.625%            12,465.30
     Group II-3             0012671483       212,692.14        01-Mar-2007              3          6.750%             5,638.70
     Group II-3             0012672606       232,000.00        01-Nov-2006              7          7.000%            11,527.47
     Group II-3             0012683405       343,685.83        01-Feb-2007              4          6.375%            10,310.58
     Group II-3             0012696209       110,900.00        01-Nov-2006              7          7.250%             5,718.24
     Group II-3             0012701819       147,000.00        01-Jan-2007              5          6.875%             5,573.75
     Group II-3             0012828604       105,660.96        01-Mar-2007              3          6.500%             2,696.60
     Group II-3             0012832069       300,000.00        01-Jan-2007              5          6.375%            10,500.00
     Group II-3             0012844510       308,330.86        01-Mar-2007              3          6.875%             8,334.95
     Group II-3             0012850566       115,990.05        01-Feb-2007              4          6.500%             3,552.18
     Group II-3             0012852240       174,050.00        01-Feb-2007              4          7.000%             5,765.40
     Group II-3             0012853982       183,200.00        01-Mar-2007              3          7.000%             5,057.10
     Group II-3             0012863262       140,080.00        01-Feb-2007              4          6.250%             4,114.80
     Group II-3             0012864344       358,240.75        01-Jan-2007              5          6.625%            13,060.99
     Group II-3             0012867271       291,999.98        01-Jan-2007              5          6.250%            10,007.06
     Group II-3             0012878807       287,200.00        01-Sep-2006              9          7.125%            17,770.50
     Group II-3             0012883682       160,000.00        01-Jun-2006             12          6.625%            11,666.62
     Group II-3             0012888988       228,000.00        01-Feb-2007              4          6.750%             7,267.50
     Group II-3             0012896239       258,470.00        01-Mar-2007              3          7.250%             7,404.10
     Group II-3             0012896643       189,288.00        01-Mar-2006             15          7.250%            18,435.99
     Group II-3             0012906467       241,600.00        01-Jun-2006             12          6.750%            17,969.00
     Group II-3             0012907887       116,853.25        01-Feb-2007              4          7.250%             4,008.02
     Group II-3             0012909628       147,959.92        01-Dec-2006              6          6.500%             6,041.68
     Group II-3             0012909651       276,067.03        01-Dec-2006              6          6.500%            11,272.72
     Group II-3             0012931739       359,650.00        01-Jun-2006             12          6.750%            26,748.96
     Group II-3             0012932968       353,600.00        01-Feb-2007              4          6.625%            11,050.02
     Group II-3             0012933909       180,000.00        01-Jan-2007              5          6.500%             6,431.25
     Group II-3             0012951679       215,909.10        01-Jan-2007              5          6.875%             8,186.57
     Group II-3             0012954624       292,414.69        01-May-2006             13          7.000%            24,215.48
     Group II-3             0012955456       223,903.85        01-Dec-2006              6          6.875%             9,702.48
     Group II-3             0012962353       246,299.42        01-Jul-2006             11          6.875%            17,249.50
     Group II-3             0012976668       125,600.00        01-Feb-2007              4          6.875%             4,081.98
     Group II-3             0012986527       359,200.00        01-Jan-2007              5          7.250%            14,405.44
     Group II-3             0012989638       168,000.00        01-Dec-2006              6          7.250%             7,700.00
     Group II-3             0012990917       208,000.00        01-Aug-2006             10          7.000%            13,779.96
     Group II-3             0012994935       184,000.00        01-Sep-2006              9          6.875%            10,963.37
     Group II-3             0012996906       211,968.33        01-Feb-2007              4          6.500%             6,491.52
     Group II-3             0012999470       355,200.00        01-Jan-2007              5          6.625%            12,950.00
     Group II-3             0013000625       296,000.00        01-Nov-2006              7          5.750%            11,932.47
     Group II-3             0013004072        53,300.00        01-Jun-2006             12          7.000%             4,119.64
     Group II-3             0013007281       223,529.67        01-Aug-2006             10          7.125%            15,088.32
     Group II-3             0013022033       204,000.00        01-Feb-2007              4          6.625%             6,375.00
     Group II-3             0013022314        68,231.63        01-Jul-2006             11          6.750%             4,712.24
     Group II-3             0013023908       151,990.05        01-Mar-2007              3          7.125%             4,274.70
     Group II-3             0013024179       297,600.00        01-Feb-2007              4          6.625%             9,300.00
     Group II-3             0013024286       140,000.00        01-Oct-2006              8          7.250%             8,020.80
     Group II-3             0013096102       206,882.84        01-Feb-2007              4          7.250%             7,096.11
     Group II-3             0013119763        71,070.00        01-Mar-2007              3          7.250%             2,035.85
     Group II-3             0013119839        71,070.00        01-Mar-2007              3          7.250%             2,035.85
     Group II-3             0018929059        95,600.00        01-Jan-2007              5          7.000%             3,694.53
     Group II-3             0018938001       218,928.00        01-Oct-2006              8          6.875%            11,858.60
     Group II-3             0018957670       166,400.00        01-Sep-2006              9          7.250%            10,486.63
     Group II-3             0018959056       313,199.94        01-Dec-2006              6          6.875%            13,572.00
     Group II-4             0002200005       476,000.00        01-Mar-2007              3          6.500%            12,147.90
     Group II-4             0005765664       560,000.00        01-Jan-2007              5          6.625%            21,478.38
     Group II-4             0011901741       471,920.00        01-Mar-2007              3          6.875%            12,781.15
     Group II-4             0011901931       818,881.93        01-Mar-2006             15          7.125%            78,305.57
     Group II-4             0011907326       520,000.00        01-Dec-2006              6          6.750%            22,100.00
     Group II-4             0012175063       408,000.00        01-Mar-2007              3          6.000%             9,562.50
     Group II-4             0012622262       520,000.00        01-Jun-2006             12          6.000%            34,125.00
     Group II-4             0012637419     1,680,000.00        01-Sep-2006              9          7.000%           102,025.00
     Group II-4             0012637989     1,300,000.00        01-Feb-2006             16          6.625%           121,874.94
     Group II-4             0012656807       981,379.14        01-Aug-2006             10          6.750%            62,236.03
     Group II-4             0012841342       370,799.72        01-Feb-2007              4          7.125%            12,514.50
     Group II-4             0012852174       494,098.38        01-Feb-2007              4          6.375%            14,822.94
     Group II-4             0012912739       448,500.00        01-Jun-2006             12          5.875%            28,778.68
     Group II-4             0012926358       394,664.74        01-Jan-2007              5          7.250%            15,786.51
     Group II-4             0012996310       368,000.00        01-Jan-2007              5          6.500%            13,148.31
     Group II-4             0018943720       392,000.00        01-Nov-2006              7          6.625%            18,375.03
     Group II-4             0018968636       571,072.77        01-Nov-2006              7          6.375%            25,698.24
     Group II-5             0002240762       348,000.00        01-Mar-2007              3          7.125%             9,787.50
     Group II-5             0002367635       338,399.35        01-Mar-2007              3          6.125%             8,107.50
     Group II-5             0002369093        83,994.95        01-Mar-2007              3          6.875%             2,274.85
     Group II-5             0002391791       489,536.62        01-Nov-2006              7          7.000%            24,235.69
     Group II-5             0011756756       738,694.59        01-Jan-2007              5          7.250%            29,624.77
     Group II-5             0011949567       351,999.20        01-Feb-2007              4          7.000%            11,659.98
     Group II-5             0012557039       247,200.00        01-Jan-2007              5          6.000%             8,111.25
     Group II-5             0012617627       145,980.00        01-Mar-2007              3          6.875%             3,953.60
     Group II-5             0012656757     1,657,500.00        01-Sep-2006              9          6.250%            89,263.24
     Group II-5             0012692034       379,960.10        01-Dec-2006              6          6.875%            16,464.88
     Group II-5             0012861035       247,990.05        01-Mar-2007              3          6.750%             6,587.20
     Group II-5             0012903951       406,000.00        01-Nov-2005             19          6.625%            42,291.60
     Group II-5             0012960993       423,200.00        01-Feb-2007              4          7.250%            14,547.48
     Group II-5             0012978904       562,500.00        01-Apr-2006             14          6.500%            45,937.60
     Group II-5             0013018494       203,998.20        01-Mar-2007              3          6.875%             5,524.95
     Group II-5             0013054770       740,000.00        01-Feb-2007              4          6.875%            24,049.98
     Group II-5             0013054788       486,750.00        01-Feb-2007              4          6.750%            15,515.16
     Group II-5             0013057740       230,930.00        01-Mar-2007              3          7.125%             6,494.90

               Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                             12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                      17                   Sep-06            0.169%
     Original Principal Balance     4,815,140.00                   Oct-06            0.233%
     Current Actual Balance         4,813,857.18                   Nov-06            0.288%
                                                                   Dec-06            0.353%
 Current Bankruptcy Total                                          Jan-07            0.321%
     Loans in Bankruptcy                      53                   Feb-07            0.347%
     Original Principal Balance    12,469,948.00                   Mar-07            0.433%
     Current Actual Balance        12,461,237.52                   Apr-07            0.353%
                                                                   May-07            0.409%
                                                                   Jun-07            0.388%
                                                                   Jul-07            0.551%
                                                                   Aug-07            0.706%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group I                                                             12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       5                   Sep-06            0.295%
     Original Principal Balance     1,166,050.00                   Oct-06            0.522%
     Current Actual Balance         1,165,938.73                   Nov-06            0.592%
                                                                   Dec-06            0.496%
 Current Bankruptcy Total                                          Jan-07            0.322%
     Loans in Bankruptcy                      15                   Feb-07            0.293%
     Original Principal Balance     2,600,733.00                   Mar-07            0.503%
     Current Actual Balance         2,596,581.79                   Apr-07            0.413%
                                                                   May-07            0.432%
                                                                   Jun-07            0.434%
                                                                   Jul-07            0.577%
                                                                   Aug-07            0.613%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                   Sep-06            0.470%
     Original Principal Balance       240,000.00                   Oct-06            0.150%
     Current Actual Balance           239,850.91                   Nov-06            0.000%
                                                                   Dec-06            0.000%
 Current Bankruptcy Total                                          Jan-07            0.000%
     Loans in Bankruptcy                       3                   Feb-07            0.000%
     Original Principal Balance       619,950.00                   Mar-07            0.000%
     Current Actual Balance           619,800.91                   Apr-07            0.182%
                                                                   May-07            0.184%
                                                                   Jun-07            0.559%
                                                                   Jul-07            0.925%
                                                                   Aug-07            0.661%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       5                   Sep-06            0.204%
     Original Principal Balance       921,900.00                   Oct-06            0.194%
     Current Actual Balance           920,900.69                   Nov-06            0.175%
                                                                   Dec-06            0.198%
 Current Bankruptcy Total                                          Jan-07            0.134%
     Loans in Bankruptcy                      13                   Feb-07            0.100%
     Original Principal Balance     1,960,025.00                   Mar-07            0.185%
     Current Actual Balance         1,955,917.34                   Apr-07            0.140%
                                                                   May-07            0.316%
                                                                   Jun-07            0.431%
                                                                   Jul-07            0.398%
                                                                   Aug-07            0.566%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       2                   Sep-06            0.089%
     Original Principal Balance       377,500.00                   Oct-06            0.175%
     Current Actual Balance           377,490.00                   Nov-06            0.185%
                                                                   Dec-06            0.394%
 Current Bankruptcy Total                                          Jan-07            0.391%
     Loans in Bankruptcy                      16                   Feb-07            0.277%
     Original Principal Balance     3,293,300.00                   Mar-07            0.313%
     Current Actual Balance         3,293,140.55                   Apr-07            0.156%
                                                                   May-07            0.399%
                                                                   Jun-07            0.465%
                                                                   Jul-07            0.636%
                                                                   Aug-07            0.659%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       2                   Sep-06            0.000%
     Original Principal Balance       958,440.00                   Oct-06            0.000%
     Current Actual Balance           958,439.15                   Nov-06            0.388%
                                                                   Dec-06            0.679%
 Current Bankruptcy Total                                          Jan-07            0.886%
     Loans in Bankruptcy                       3                   Feb-07            1.490%
     Original Principal Balance     1,658,440.00                   Mar-07            1.474%
     Current Actual Balance         1,658,439.13                   Apr-07            1.142%
                                                                   May-07            0.725%
                                                                   Jun-07            0.321%
                                                                   Jul-07            0.328%
                                                                   Aug-07            0.793%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

 Group II-5                                                          12 Month Bankruptcy History*
 New Bankruptcy Loans                                              Month    Bankruptcy Percentage

     Loans in Bankruptcy                       2                   Sep-06            0.051%
     Original Principal Balance     1,151,250.00                   Oct-06            0.052%
     Current Actual Balance         1,151,237.70                   Nov-06            0.053%
                                                                   Dec-06            0.000%
 Current Bankruptcy Total                                          Jan-07            0.000%
     Loans in Bankruptcy                       3                   Feb-07            0.000%
     Original Principal Balance     2,337,500.00                   Mar-07            0.074%
     Current Actual Balance         2,337,357.80                   Apr-07            0.316%
                                                                   May-07            0.317%
                                                                   Jun-07            0.000%
                                                                   Jul-07            0.608%
                                                                   Aug-07            1.213%

                                                                *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                                remittance report can be viewed online at www.ctslink.com.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

      Group                   Loan     Month Loan              First      State          LTV at            Original
                            Number        Entered            Payment                 Origination          Principal
                                       Bankruptcy               Date                                        Balance

      Group I           0011659786       Jul-2007        01-Sep-2005         VA            65.00         222,950.00
      Group I           0011941457       Jun-2007        01-Oct-2005         CA            80.00         157,600.00
      Group I           0011949815       Aug-2007        01-Nov-2005         CA            75.00         431,250.00
      Group I           0012557765       May-2007        01-Sep-2005         OH            75.00          63,750.00
      Group I           0012557906       Aug-2007        01-Sep-2005         CA            63.88         230,000.00
      Group I           0012558946       May-2007        01-Sep-2005         OH            80.00         200,000.00
      Group I           0012664421       Aug-2007        01-Nov-2005         CO            80.00         180,000.00
      Group I           0012668208       Jun-2007        01-Nov-2005         GA            80.00         133,041.00
      Group I           0012840617       Jun-2007        01-Nov-2005         NJ            80.00         101,600.00
      Group I           0012852141       Feb-2007        01-Nov-2005         IL            80.00         168,000.00
      Group I           0012872438       May-2007        01-Dec-2005         TX            70.00         105,350.00
      Group I           0012958294       Jun-2007        01-Jan-2006         CO            80.00         216,000.00
      Group I           0013005947       Aug-2007        01-Dec-2005         FL            80.00         143,200.00
      Group I           0013021795       Aug-2007        01-Dec-2005         MI            80.00         181,600.00
      Group I           0018972737       Jun-2007        01-Oct-2005         AZ            80.00          66,392.00
     Group II-1         0011902988       Jul-2007        01-Nov-2005         AZ            65.00         100,750.00
     Group II-1         0018928838       Jul-2007        01-Aug-2005         FL            80.00         279,200.00
     Group II-1         4675424560       Aug-2007        01-Sep-2005         AZ            80.00         240,000.00
     Group II-2         0002393635       Jul-2007        01-Nov-2005         OR            80.00         148,000.00
     Group II-2         0002435660       Aug-2007        01-Dec-2005         MI            80.00          83,200.00
     Group II-2         0006023055       Jun-2007        01-Oct-2005         GA            80.00         103,120.00
     Group II-2         0007327059       Jul-2007        01-Aug-2005         GA            65.00         126,750.00
     Group II-2         0011849023       Aug-2007        01-Nov-2005         OH            80.00         212,000.00
     Group II-2         0011911914       May-2007        01-Sep-2005         IL            80.00         212,000.00
     Group II-2         0012606554       Aug-2007        01-Nov-2005         AZ            80.00         128,800.00
     Group II-2         0012606695       Jul-2007        01-Nov-2005         AZ            65.00          97,435.00
     Group II-2         0012617650       Aug-2007        01-Nov-2005         VA            79.98         209,900.00
     Group II-2         0012631461       Apr-2007        01-Nov-2005         CO            70.00         178,500.00
     Group II-2         0012697447       May-2007        01-Nov-2005         NC            80.00          89,600.00
     Group II-2         0018929216       Jul-2007        01-Oct-2005         GA            80.00          82,720.00
     Group II-2         0018955708       Aug-2007        01-Nov-2005         MI            79.12         288,000.00
     Group II-3         0002287935       Aug-2007        01-Oct-2005         CO            80.00         184,000.00
     Group II-3         0007339781       Jun-2007        01-Sep-2005         GA            71.30          82,000.00
     Group II-3         0007346786       May-2007        01-Sep-2005         GA            80.00         171,880.00
     Group II-3         0011754264       Jul-2007        01-Nov-2005         AZ            80.00         212,000.00
     Group II-3         0011764776       Aug-2007        01-Dec-2005         AZ            75.00         193,500.00
     Group II-3         0011904489       Jul-2007        01-Dec-2005         NJ            80.00         340,000.00
     Group II-3         0011926995       May-2007        01-Nov-2005         CA            80.00         672,000.00
     Group II-3         0011936911       Dec-2006        01-Nov-2005         TX            80.00         156,800.00
     Group II-3         0012674412       Jul-2007        01-Nov-2005         AZ            65.00         123,500.00
     Group II-3         0012676128       Jul-2007        01-Nov-2005         AZ            65.00         149,500.00
     Group II-3         0012829941       Jun-2007        01-Nov-2005         CO            80.00         192,000.00
     Group II-3         0012868600       Jun-2007        01-Nov-2005         NC            80.00         100,720.00
     Group II-3         0012877056       May-2007        01-Dec-2005         CO            80.00         244,000.00
     Group II-3         0012917944       Jul-2007        01-Dec-2005         AZ            65.00         140,400.00
     Group II-3         0012920112       Jan-2007        01-Dec-2005         CO            80.00         212,000.00
     Group II-3         0012988481       Jul-2007        01-Dec-2005         AZ            70.00         119,000.00
     Group II-4         0011220936       Dec-2006        01-Aug-2005         MD            79.55         700,000.00
     Group II-4         0012659785       Aug-2007        01-Dec-2005         VA            79.98         371,000.00
     Group II-4         0012679577       Aug-2007        01-Dec-2005         MD            80.00         587,440.00
     Group II-5         0011662079       Jul-2007        01-Nov-2005         CA            65.00       1,186,250.00
     Group II-5         0012971370       Aug-2007        01-Dec-2005         OH            75.00       1,057,500.00
     Group II-5         0013058839       Aug-2007        01-Dec-2005         WA            75.00          93,750.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

      Group                   Loan            Current         Paid To         Months       Current        Approximate
                            Number             Actual             Date     Delinquent    Loan Rate         Delinquent
                                              Balance                                                        Interest

      Group I           0011659786         222,950.00      01-Feb-2007           4          5.250%           5,434.44
      Group I           0011941457         157,499.54      01-May-2006          13          7.625%          14,273.40
      Group I           0011949815         431,250.00      01-May-2007           1          7.375%           7,546.86
      Group I           0012557765          63,649.85      01-Mar-2007           3          8.000%           2,022.20
      Group I           0012557906         229,934.23      01-Jul-2007           0          5.750%           2,059.95
      Group I           0012558946         198,618.16      01-Mar-2007           3          7.875%           6,214.97
      Group I           0012664421         180,000.00      01-Sep-2006           9          7.500%          11,756.25
      Group I           0012668208         133,041.00      01-Feb-2007           4          7.375%           4,656.42
      Group I           0012840617         101,600.00      01-Jan-2007           5          8.375%           4,741.31
      Group I           0012852141         168,000.00      01-Mar-2007           3          7.750%           5,162.50
      Group I           0012872438         103,952.31      01-Apr-2007           2          7.500%           2,465.75
      Group I           0012958294         215,800.00      01-Jul-2007           0          7.750%           2,652.54
      Group I           0013005947         143,195.84      01-Mar-2007           3          7.625%           4,325.70
      Group I           0013021795         181,558.66      01-Dec-2006           6          7.000%           8,018.80
      Group I           0018972737          65,532.20      01-Feb-2007           4          7.625%           2,370.65
     Group II-1         0011902988         100,750.00      01-Dec-2006           6          5.750%           3,610.24
     Group II-1         0018928838         279,200.00      01-Jul-2007           0          6.750%           2,966.50
     Group II-1         4675424560         239,850.91      01-Mar-2007           3          5.375%           5,321.70
     Group II-2         0002393635         144,892.26      01-Jul-2007           0          6.250%           1,419.50
     Group II-2         0002435660          83,120.31      01-Feb-2007           4          6.875%           2,701.38
     Group II-2         0006023055         103,119.39      01-Apr-2007           2          7.125%           2,431.88
     Group II-2         0007327059         126,750.00      01-Nov-2006           7          6.500%           6,131.52
     Group II-2         0011849023         212,000.00      01-Sep-2006           9          7.000%          12,874.62
     Group II-2         0011911914         212,000.00      01-Jan-2006          17          7.125%          22,657.50
     Group II-2         0012606554         128,800.00      01-Dec-2006           6          6.500%           5,259.36
     Group II-2         0012606695          97,435.00      01-Dec-2006           6          6.500%           3,978.56
     Group II-2         0012617650         208,980.38      01-Jun-2007           0          6.750%           2,220.40
     Group II-2         0012631461         178,500.00      01-Sep-2006           9          7.250%          11,249.26
     Group II-2         0012697447          89,600.00      01-Jun-2007           0          7.250%           1,026.66
     Group II-2         0018929216          82,720.00      01-Apr-2007           2          6.750%           1,757.80
     Group II-2         0018955708         288,000.00      01-Jan-2007           5          6.625%          10,500.00
     Group II-3         0002287935         184,000.00      01-Dec-2006           6          6.500%           7,513.36
     Group II-3         0007339781          82,000.00      01-Mar-2007           3          6.125%           2,075.60
     Group II-3         0007346786         171,880.00      01-Oct-2006           8          6.500%           9,238.60
     Group II-3         0011754264         211,992.65      01-Nov-2006           7          6.125%           9,142.20
     Group II-3         0011764776         193,490.00      01-Apr-2007           2          6.750%           4,111.64
     Group II-3         0011904489         339,999.98      01-May-2007           1          6.125%           4,887.51
     Group II-3         0011926995         672,000.00      01-May-2006          13          7.250%          57,750.00
     Group II-3         0011936911         156,800.00      01-May-2006          13          7.250%          13,474.95
     Group II-3         0012674412         123,483.33      01-Dec-2006           6          5.625%           4,321.92
     Group II-3         0012676128         149,500.00      01-Dec-2006           6          5.625%           5,232.48
     Group II-3         0012829941         192,000.00      01-Feb-2007           4          6.500%           5,880.00
     Group II-3         0012868600         100,692.22      01-Jul-2007           0          6.875%           1,090.92
     Group II-3         0012877056         243,990.05      01-Jun-2007           0          6.375%           2,439.90
     Group II-3         0012917944         140,400.00      01-Dec-2006           6          6.875%           6,084.00
     Group II-3         0012920112         211,997.64      01-Apr-2007           2          6.750%           4,504.96
     Group II-3         0012988481         118,914.68      01-Dec-2006           6          7.125%           5,351.33
     Group II-4         0011220936         699,999.98      01-Oct-2006           8          7.250%          40,104.20
     Group II-4         0012659785         371,000.00      01-Jul-2006          11          6.875%          26,124.54
     Group II-4         0012679577         587,439.15      01-Jan-2007           5          7.125%          23,130.45
     Group II-5         0011662079       1,186,120.10      01-Feb-2007           4          6.375%          35,583.60
     Group II-5         0012971370       1,057,488.48      01-Nov-2006           7          7.250%          54,526.68
     Group II-5         0013058839          93,749.22      01-Jul-2007           0          6.875%           1,015.60

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

        Group I                          4               0.00        242,045.68             0.057%
       Group II-1                        0               0.00              0.00             0.000%
       Group II-2                        1               0.00         25,609.35             0.007%
       Group II-3                        7         256,800.00        180,931.91             0.036%
       Group II-4                        0               0.00              0.00             0.000%
       Group II-5                        4               0.00         39,691.28             0.021%
         Total                          16         256,800.00        488,278.22             0.028%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

      Group I               0012953741          192,800.00           7.750%              CO           80.00              360
      Group I               0012969044          225,592.00           7.875%              MD           80.00              360
      Group I               0013022686          140,000.00           7.875%              MN           80.00              360
      Group I               0013079504          203,920.00           7.375%              WI           80.00              360
     Group II-2             0012826863           91,920.00           6.875%              GA           80.00              360
     Group II-3             0002240300          226,480.00           6.125%              AZ           80.00              360
     Group II-3             0002391967          256,800.00           6.875%              CA           80.00              360
     Group II-3             0011365582          140,000.00           6.375%              AZ           80.00              360
     Group II-3             0011754587          288,000.00           6.000%              AZ           80.00              360
     Group II-3             0011894854          146,250.00           7.125%              AZ           75.00              360
     Group II-3             0012944955          131,200.00           6.375%              FL           80.00              360
     Group II-3             0012969341           80,500.00           7.000%              MI           70.00              360
     Group II-5             0002390731          124,000.00           6.875%              GA           80.00              360
     Group II-5             0011759651          748,000.00           6.750%              CA           80.00              360
     Group II-5             0011759750          520,000.00           7.125%              CO           80.00              360
     Group II-5             0012896015          322,500.00           6.500%              CA           75.00              360

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

      Group I               0012953741               0.00         50,224.96          50,224.96
      Group I               0012969044               0.00          9,322.64           9,322.64
      Group I               0013022686               0.00        103,598.46         103,598.46
      Group I               0013079504               0.00         78,899.62          78,899.62
     Group II-2             0012826863               0.00         25,609.35          25,609.35
     Group II-3             0002240300               0.00          (651.00)          84,837.31
     Group II-3             0002391967         256,800.00         42,976.28          42,976.28
     Group II-3             0011365582               0.00            288.58             288.58
     Group II-3             0011754587               0.00         41,758.66          41,758.66
     Group II-3             0011894854               0.00         11,035.12          11,035.12
     Group II-3             0012944955               0.00         41,474.27          41,474.27
     Group II-3             0012969341               0.00         44,050.00          44,050.00
     Group II-5             0002390731               0.00        (1,073.00)         (1,073.00)
     Group II-5             0011759651               0.00          5,271.51           5,271.51
     Group II-5             0011759750               0.00         29,602.95          29,602.95
     Group II-5             0012896015               0.00          5,889.82           5,889.82

                                                   Realized Loss Report - Collateral

  Summary

   MDR                                                          SDA

      Current Month                        0.289%               Current Month                                 7.690%
      3 Month Average                      0.269%               3 Month Average                               7.422%
      12 Month Average                     0.129%               12 Month Average                              3.981%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.021%             N/A                        Sep-2006           1.124%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.052%             N/A                        Nov-2006           2.309%               N/A
         Dec-2006          0.012%          0.007%                        Dec-2006           0.494%            0.327%
         Jan-2007          0.020%          0.009%                        Jan-2007           0.796%            0.394%
         Feb-2007          0.095%          0.017%                        Feb-2007           3.464%            0.682%
         Mar-2007          0.207%          0.034%                        Mar-2007           7.078%            1.272%
         Apr-2007          0.062%          0.039%                        Apr-2007           2.038%            1.442%
         May-2007          0.267%          0.061%                        May-2007           8.200%            2.125%
         Jun-2007          0.132%          0.072%                        Jun-2007           3.891%            2.450%
         Jul-2007          0.386%          0.105%                        Jul-2007          10.685%            3.340%
         Aug-2007          0.289%          0.129%                        Aug-2007           7.690%            3.981%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        3.415%               Current Month                                13.508%
      3 Month Average                      3.175%               3 Month Average                              12.201%
      12 Month Average                     1.524%               12 Month Average                              8.911%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.257%             N/A                        Sep-2006           0.261%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.261%               N/A
         Nov-2006          0.620%             N/A                        Nov-2006          10.174%               N/A
         Dec-2006          0.142%          0.085%                        Dec-2006          10.174%               N/A
         Jan-2007          0.245%          0.105%                        Jan-2007          11.697%               N/A
         Feb-2007          1.135%          0.200%                        Feb-2007           9.593%               N/A
         Mar-2007          2.456%          0.405%                        Mar-2007           9.161%            4.277%
         Apr-2007          0.745%          0.467%                        Apr-2007           8.899%            5.019%
         May-2007          3.157%          0.730%                        May-2007          10.108%            5.861%
         Jun-2007          1.574%          0.861%                        Jun-2007           9.590%            6.660%
         Jul-2007          4.536%          1.239%                        Jul-2007          13.505%            7.786%
         Aug-2007          3.415%          1.524%                        Aug-2007          13.508%            8.911%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group I

   MDR                                                          SDA

      Current Month                        0.437%               Current Month                                10.075%
      3 Month Average                      0.411%               3 Month Average                               9.865%
      12 Month Average                     0.239%               12 Month Average                              6.260%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.063%             N/A                        Sep-2006           2.519%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.046%          0.009%                        Dec-2006           1.533%            0.338%
         Jan-2007          0.080%          0.016%                        Jan-2007           2.526%            0.548%
         Feb-2007          0.117%          0.026%                        Feb-2007           3.500%            0.840%
         Mar-2007          0.430%          0.061%                        Mar-2007          12.107%            1.849%
         Apr-2007          0.134%          0.072%                        Apr-2007           3.699%            2.157%
         May-2007          0.768%          0.136%                        May-2007          19.642%            3.794%
         Jun-2007          0.372%          0.167%                        Jun-2007           9.344%            4.573%
         Jul-2007          0.424%          0.203%                        Jul-2007          10.176%            5.421%
         Aug-2007          0.437%          0.239%                        Aug-2007          10.075%            6.260%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        5.115%               Current Month                                15.497%
      3 Month Average                      4.821%               3 Month Average                              12.925%
      12 Month Average                     2.798%               12 Month Average                              9.116%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.756%             N/A                        Sep-2006           0.198%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.198%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006          11.484%               N/A
         Dec-2006          0.553%          0.109%                        Dec-2006          11.484%               N/A
         Jan-2007          0.957%          0.189%                        Jan-2007          13.030%               N/A
         Feb-2007          1.391%          0.305%                        Feb-2007          10.470%               N/A
         Mar-2007          5.038%          0.725%                        Mar-2007           7.454%            4.527%
         Apr-2007          1.591%          0.857%                        Apr-2007           6.811%            5.094%
         May-2007          8.832%          1.593%                        May-2007           9.493%            5.886%
         Jun-2007          4.376%          1.958%                        Jun-2007           9.020%            6.637%
         Jul-2007          4.972%          2.372%                        Jul-2007          14.259%            7.825%
         Aug-2007          5.115%          2.798%                        Aug-2007          15.497%            9.116%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-1

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.166%               3 Month Average                               4.866%
      12 Month Average                     0.067%               12 Month Average                              2.106%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%            0.000%
         Feb-2007          0.042%          0.003%                        Feb-2007           1.576%            0.131%
         Mar-2007          0.260%          0.025%                        Mar-2007           9.098%            0.890%
         Apr-2007          0.000%          0.025%                        Apr-2007           0.000%            0.890%
         May-2007          0.000%          0.025%                        May-2007           0.000%            0.890%
         Jun-2007          0.498%          0.067%                        Jun-2007          14.599%            2.106%
         Jul-2007          0.000%          0.067%                        Jul-2007           0.000%            2.106%
         Aug-2007          0.000%          0.067%                        Aug-2007           0.000%            2.106%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        0.000%               Current Month                                24.758%
      3 Month Average                      1.938%               3 Month Average                              24.758%
      12 Month Average                     0.782%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%               N/A
         Feb-2007          0.500%          0.042%                        Feb-2007          28.539%               N/A
         Mar-2007          3.072%          0.298%                        Mar-2007          21.162%               N/A
         Apr-2007          0.000%          0.298%                        Apr-2007          21.183%               N/A
         May-2007          0.000%          0.298%                        May-2007          21.198%               N/A
         Jun-2007          5.813%          0.782%                        Jun-2007          24.758%               N/A
         Jul-2007          0.000%          0.782%                        Jul-2007          24.758%               N/A
         Aug-2007          0.000%          0.782%                        Aug-2007          24.758%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-2

   MDR                                                          SDA

      Current Month                        0.037%               Current Month                                 1.038%
      3 Month Average                      0.108%               3 Month Average                               3.126%
      12 Month Average                     0.037%               12 Month Average                              1.146%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.025%             N/A                        Sep-2006           1.442%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%          0.002%                        Dec-2006           0.000%            0.120%
         Jan-2007          0.000%          0.002%                        Jan-2007           0.000%            0.120%
         Feb-2007          0.000%          0.002%                        Feb-2007           0.000%            0.120%
         Mar-2007          0.000%          0.002%                        Mar-2007           0.000%            0.120%
         Apr-2007          0.000%          0.002%                        Apr-2007           0.000%            0.120%
         May-2007          0.091%          0.010%                        May-2007           2.937%            0.365%
         Jun-2007          0.052%          0.014%                        Jun-2007           1.599%            0.498%
         Jul-2007          0.234%          0.034%                        Jul-2007           6.741%            1.060%
         Aug-2007          0.037%          0.037%                        Aug-2007           1.038%            1.146%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        0.448%               Current Month                                13.349%
      3 Month Average                      1.282%               3 Month Average                               9.998%
      12 Month Average                     0.437%               12 Month Average                              2.926%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.305%             N/A                        Sep-2006           0.569%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.569%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.569%               N/A
         Dec-2006          0.000%          0.025%                        Dec-2006           0.569%               N/A
         Jan-2007          0.000%          0.025%                        Jan-2007           0.569%               N/A
         Feb-2007          0.000%          0.025%                        Feb-2007           0.569%               N/A
         Mar-2007          0.000%          0.025%                        Mar-2007           0.569%               N/A
         Apr-2007          0.000%          0.025%                        Apr-2007           0.569%               N/A
         May-2007          1.091%          0.116%                        May-2007           0.569%               N/A
         Jun-2007          0.626%          0.168%                        Jun-2007           4.687%               N/A
         Jul-2007          2.773%          0.400%                        Jul-2007          11.958%               N/A
         Aug-2007          0.448%          0.437%                        Aug-2007          13.349%            2.926%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-3

   MDR                                                          SDA

      Current Month                        0.197%               Current Month                                 5.586%
      3 Month Average                      0.116%               3 Month Average                               3.360%
      12 Month Average                     0.042%               12 Month Average                              1.338%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.020%             N/A                        Nov-2006           1.012%               N/A
         Dec-2006          0.000%          0.002%                        Dec-2006           0.000%            0.084%
         Jan-2007          0.000%          0.002%                        Jan-2007           0.000%            0.084%
         Feb-2007          0.000%          0.002%                        Feb-2007           0.000%            0.084%
         Mar-2007          0.038%          0.005%                        Mar-2007           1.411%            0.202%
         Apr-2007          0.076%          0.011%                        Apr-2007           2.686%            0.426%
         May-2007          0.026%          0.013%                        May-2007           0.861%            0.497%
         Jun-2007          0.015%          0.015%                        Jun-2007           0.482%            0.538%
         Jul-2007          0.135%          0.026%                        Jul-2007           4.013%            0.872%
         Aug-2007          0.197%          0.042%                        Aug-2007           5.586%            1.338%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        2.344%               Current Month                                19.243%
      3 Month Average                      1.377%               3 Month Average                              19.169%
      12 Month Average                     0.504%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.242%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.020%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.020%                        Jan-2007              N/A               N/A
         Feb-2007          0.000%          0.020%                        Feb-2007              N/A               N/A
         Mar-2007          0.451%          0.058%                        Mar-2007           0.000%               N/A
         Apr-2007          0.912%          0.134%                        Apr-2007          15.387%               N/A
         May-2007          0.310%          0.160%                        May-2007          15.387%               N/A
         Jun-2007          0.183%          0.175%                        Jun-2007          17.261%               N/A
         Jul-2007          1.603%          0.309%                        Jul-2007          21.004%               N/A
         Aug-2007          2.344%          0.504%                        Aug-2007          19.243%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-4

   MDR                                                          SDA

      Current Month                        0.856%               Current Month                                23.100%
      3 Month Average                      0.483%               3 Month Average                              13.371%
      12 Month Average                     0.203%               12 Month Average                              6.581%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.385%             N/A                        Nov-2006          18.525%               N/A
         Dec-2006          0.000%          0.032%                        Dec-2006           0.000%            1.544%
         Jan-2007          0.000%          0.032%                        Jan-2007           0.000%            1.544%
         Feb-2007          0.000%          0.032%                        Feb-2007           0.000%            1.544%
         Mar-2007          0.174%          0.047%                        Mar-2007           6.388%            2.076%
         Apr-2007          0.000%          0.047%                        Apr-2007           0.000%            2.076%
         May-2007          0.434%          0.083%                        May-2007          13.945%            3.238%
         Jun-2007          0.000%          0.083%                        Jun-2007           0.000%            3.238%
         Jul-2007          0.592%          0.132%                        Jul-2007          17.013%            4.656%
         Aug-2007          0.856%          0.203%                        Aug-2007          23.100%            6.581%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        9.802%               Current Month                                13.171%
      3 Month Average                      5.561%               3 Month Average                               9.073%
      12 Month Average                     2.363%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          4.520%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.377%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.377%                        Jan-2007              N/A               N/A
         Feb-2007          0.000%          0.377%                        Feb-2007              N/A               N/A
         Mar-2007          2.071%          0.549%                        Mar-2007              N/A               N/A
         Apr-2007          0.000%          0.549%                        Apr-2007           0.000%               N/A
         May-2007          5.080%          0.973%                        May-2007           0.000%               N/A
         Jun-2007          0.000%          0.973%                        Jun-2007           0.876%               N/A
         Jul-2007          6.882%          1.546%                        Jul-2007          13.171%               N/A
         Aug-2007          9.802%          2.363%                        Aug-2007          13.171%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

  Group II-5

   MDR                                                          SDA

      Current Month                        0.170%               Current Month                                 4.870%
      3 Month Average                      0.448%               3 Month Average                              12.769%
      12 Month Average                     0.206%               12 Month Average                              6.794%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006           0.000%            0.000%
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%            0.000%
         Feb-2007          0.572%          0.048%                        Feb-2007          22.551%            1.879%
         Mar-2007          0.490%          0.088%                        Mar-2007          18.185%            3.395%
         Apr-2007          0.069%          0.094%                        Apr-2007           2.480%            3.601%
         May-2007          0.000%          0.094%                        May-2007           0.000%            3.601%
         Jun-2007          0.000%          0.094%                        Jun-2007           0.000%            3.601%
         Jul-2007          1.174%          0.192%                        Jul-2007          33.438%            6.388%
         Aug-2007          0.170%          0.206%                        Aug-2007           4.870%            6.794%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Loss Severity Approximation

      Current Month                        2.021%               Current Month                                 6.829%
      3 Month Average                      5.078%               3 Month Average                               6.942%
      12 Month Average                     2.370%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                          Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%          0.000%                        Dec-2006              N/A               N/A
         Jan-2007          0.000%          0.000%                        Jan-2007           0.000%               N/A
         Feb-2007          6.647%          0.554%                        Feb-2007           1.205%               N/A
         Mar-2007          5.724%          1.031%                        Mar-2007           1.205%               N/A
         Apr-2007          0.830%          1.100%                        Apr-2007           7.747%               N/A
         May-2007          0.000%          1.100%                        May-2007           7.778%               N/A
         Jun-2007          0.000%          1.100%                        Jun-2007           5.692%               N/A
         Jul-2007         13.212%          2.201%                        Jul-2007           8.306%               N/A
         Aug-2007          2.021%          2.370%                        Aug-2007           6.829%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Scheduled Balance of Liquidated Loans).
Includes losses on loans liquidating in the current period only.

               Prepayment Detail - Prepayments during Current Period
Summary
                                    Loans Paid In Full                            Repurchased Loans

                                         Original            Current                  Original            Current
                                        Principal          Scheduled                 Principal          Scheduled
         Group            Count           Balance            Balance   Count           Balance            Balance

        Group I              33      7,634,665.00       7,454,407.87       1        119,920.00         119,920.00
       Group II-1             3      1,787,802.00       1,787,752.00       0              0.00               0.00
       Group II-2            19      3,257,714.00       3,248,858.34       0              0.00               0.00
       Group II-3            17      3,077,560.00       3,071,123.55       0              0.00               0.00
       Group II-4             6      2,765,200.00       2,765,130.57       1      1,430,000.00       1,430,000.00
       Group II-5             5      2,195,650.00       2,194,521.79       0              0.00               0.00
         Total               83     20,718,591.00      20,521,794.12       2      1,549,920.00       1,549,920.00

              Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                   Substitution Loans                               Liquidated Loans                    Curtailments

                                       Original            Current                     Original           Current
                                      Principal          Scheduled                    Principal         Scheduled        Curtailment
         Group           Count          Balance            Balance      Count           Balance           Balance             Amount

        Group I              0             0.00               0.00          9      1,896,832.00      1,889,602.01        (61,828.53)
       Group II-1            0             0.00               0.00          0              0.00              0.00           7,370.77
       Group II-2            0             0.00               0.00          1        130,400.00        130,400.00          51,123.48
       Group II-3            0             0.00               0.00          4        999,218.00        994,683.96          48,136.43
       Group II-4            0             0.00               0.00          1        398,400.00        398,400.00          20,070.17
       Group II-5            0             0.00               0.00          1        331,920.00        331,920.00          21,046.60
         Total               0             0.00               0.00         16      3,756,770.00      3,745,005.97          85,918.92

               Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                      Loan                       LTV at            Payment         Principal        Prepayment
         Group                      Number        State     Origination               Date           Balance            Amount

        Group I                 0001084295           VA           54.63        01-Mar-2003         95,600.00         89,072.34
        Group I                 0002019529           TX           90.00        01-Nov-2002         59,400.00         56,396.28
        Group I                 0002436663           UT           80.00        01-Dec-2005         98,000.00         98,000.00
        Group I                 0003258720           FL           79.94        01-Apr-1998        315,000.00        211,730.97
        Group I                 0011750569           CA           77.37        01-Oct-2005      1,000,000.00        999,080.13
        Group I                 0011902509           CA           80.00        01-Oct-2005        284,000.00        283,500.00
        Group I                 0011916004           IL           80.00        01-Nov-2005        118,400.00        118,400.00
        Group I                 0011940046           MD           79.98        01-Oct-2005        226,512.00        226,512.00
        Group I                 0011941176           TX           80.00        01-Oct-2005        134,800.00        132,391.87
        Group I                 0012557369           UT           75.00        01-Sep-2005        111,375.00        110,352.35
        Group I                 0012618815           VA           80.00        01-Nov-2005         92,800.00         92,800.00
        Group I                 0012619979           TN           80.00        01-Oct-2005        105,600.00        105,600.00
        Group I                 0012632154           FL           80.00        01-Oct-2005        120,000.00        119,999.99
        Group I                 0012635926           CA           70.00        01-Sep-2005        162,050.00        158,795.54
        Group I                 0012638375           SC           80.00        01-Oct-2005        180,000.00        178,243.17
        Group I                 0012670394           WY           80.00        01-Nov-2005        130,000.00        130,000.00
        Group I                 0012871604           NY           80.00        01-Dec-2005        208,000.00        207,995.64
        Group I                 0012899662           GA           80.00        01-Nov-2005        124,000.00        124,000.00
        Group I                 0012911327           CA           80.00        01-Nov-2005        276,000.00        270,155.39
        Group I                 0012919676           GA           80.00        01-Nov-2005         92,720.00         92,720.00
        Group I                 0012932505           VA           80.00        01-Dec-2005        328,000.00        322,684.87
        Group I                 0012933818           VA           80.00        01-Jan-2006        304,000.00        303,990.05
        Group I                 0012934253           FL           75.00        01-Dec-2005        416,250.00        416,250.00
        Group I                 0012939575           PA           95.00        01-Dec-2005         91,200.00         89,447.50
        Group I                 0012945374           NE           80.00        01-Dec-2005        100,000.00         99,966.67
        Group I                 0012984688           CA           70.00        01-Dec-2005        280,000.00        280,000.00
        Group I                 0012986378           OH           80.00        01-Dec-2005        119,920.00        119,920.00
        Group I                 0012995007           MN           80.00        01-Nov-2005         51,920.00         51,871.23
        Group I                 0013006309           MD           80.00        01-Dec-2005        284,000.00        283,671.16
        Group I                 0013008669           VA           68.95        01-Dec-2005        999,950.00        999,904.39
        Group I                 0013009006           PA           80.00        01-Dec-2005         65,600.00         64,336.16
        Group I                 0013041728           NJ           80.00        01-Dec-2005        468,000.00        467,966.96
        Group I                 0013074927           GA           80.00        01-Jan-2006        172,000.00        172,000.00
        Group I                 0013982327           MD           80.00        01-Oct-2005        266,400.00        266,399.99
        Group I                 0014047575           FL           80.00        01-Oct-2005        114,400.00        114,399.40
        Group I                 0018916825           WA           80.00        01-Oct-2005         57,600.00         56,619.32
        Group I                 0018917096           MD           80.00        01-Oct-2005        259,200.00        259,200.00
        Group I                 0018921403           AZ           80.00        01-Oct-2005        159,920.00        159,920.00
        Group I                 0018921924           FL           80.00        01-Oct-2005        164,000.00        161,139.72
        Group I                 1000166400           CA           79.83        01-Jan-2003        499,000.00        463,499.97
        Group I                 1000174600           MD           90.00        01-Dec-2002        188,100.00        176,795.05
        Group I                 1302000463           FL           94.98        01-Feb-2003         86,200.00         84,606.53
        Group I                 1311001089           GA           89.98        01-Feb-2003        241,500.00        240,899.00
       Group II-1               0000401844           CA           80.00        01-Oct-2005        960,000.00        960,000.00
       Group II-1               0011943487           OH           80.00        01-Oct-2005        268,602.00        268,602.00
       Group II-1               0012820528           CA           80.00        01-Sep-2005        559,200.00        559,150.00
       Group II-2               0002387951           CA           73.37        01-Oct-2005         51,000.00         55,600.00
       Group II-2               0002392372           WA           80.00        01-Nov-2005        238,800.00        238,800.00
       Group II-2               0002393958           WA           80.00        01-Dec-2005        207,160.00        207,160.00
       Group II-2               0011685815           FL           77.61        01-Sep-2005        208,000.00        208,000.00
       Group II-2               0011751906           AZ           37.54        01-Oct-2005        176,500.00        176,490.05
       Group II-2               0011949070           CA           80.00        01-Oct-2005        208,000.00        208,000.00
       Group II-2               0012617148           IL           80.00        01-Oct-2005        228,000.00        223,515.04
       Group II-2               0012618948           SC           80.00        01-Nov-2005        208,000.00        208,000.00
       Group II-2               0012625216           CA           42.61        01-Oct-2005        258,248.00        256,512.96
       Group II-2               0012646949           GA           79.97        01-Nov-2005        109,650.00        109,600.63
       Group II-2               0012676367           MI           80.00        01-Oct-2005         76,800.00         76,777.20
       Group II-2               0012855243           CA           55.84        01-Dec-2005        160,000.00        155,664.83
       Group II-2               0012859633           CA           80.00        01-Dec-2005         57,600.00         56,497.87
       Group II-2               0012871489           GA           79.98        01-Nov-2005        130,400.00        130,400.00
       Group II-2               0012876389           SC           78.19        01-Nov-2005        233,000.00        232,463.82
       Group II-2               0012876892           FL           80.00        01-Nov-2005        179,999.00        178,393.32
       Group II-2               0012900494           SC           65.00        01-Nov-2005        151,125.00        151,107.40
       Group II-2               0018930784           CO           80.00        01-Oct-2005        167,100.00        167,100.00
       Group II-2               0018939751           TN           94.48        01-Sep-2005        135,100.00        135,100.00
       Group II-2               0018943274           FL           80.00        01-Nov-2005        203,632.00        203,631.95
       Group II-3               0002385123           CA           80.00        01-Oct-2005        280,000.00        279,999.73
       Group II-3               0002391967           CA           80.00        01-Nov-2005        256,800.00        256,800.00
       Group II-3               0010835205           PA           80.00        01-Jul-2005        180,000.00        179,952.19
       Group II-3               0011671682           NV           80.00        01-Oct-2005        246,018.00        246,018.00
       Group II-3               0011867090           NV           80.00        01-Oct-2005        302,513.00        302,433.48
       Group II-3               0011927068           IN           80.00        01-Oct-2005         71,920.00         70,421.02
       Group II-3               0011932498           TX           80.00        01-Nov-2005         80,000.00         77,914.17
       Group II-3               0012641908           DE           80.00        01-Nov-2005        155,040.00        155,040.00
       Group II-3               0012665667           AZ           80.00        01-Nov-2005        228,000.00        228,000.00
       Group II-3               0012844957           GA           80.00        01-Dec-2005        124,000.00        124,000.00
       Group II-3               0012876116           CO           80.00        01-Dec-2005        278,400.00        278,400.00
       Group II-3               0012914321           FL           79.88        01-Nov-2005        292,000.00        291,551.68
       Group II-3               0012938858           NC           80.00        01-Dec-2005        135,920.00        135,778.09
       Group II-3               0012951141           NV           80.00        01-Dec-2005        267,600.00        267,600.00
       Group II-3               0012974044           KY           80.00        01-Dec-2005        125,408.00        125,408.00
       Group II-3               0012989133           MD           80.00        01-Jan-2006        100,000.00        100,000.00
       Group II-3               0013006184           GA           80.00        01-Dec-2005        120,560.00        120,530.96
       Group II-3               0013876271           CA           80.00        01-Oct-2005        239,200.00        239,199.72
       Group II-3               0013982475           IA           79.51        01-Oct-2005         96,999.00         94,704.32
       Group II-3               0018967497           AZ           80.00        01-Oct-2005        280,800.00        280,800.00
       Group II-3               0569961165           MD           79.87        01-Nov-2005        215,600.00        210,842.18
       Group II-4               0010734739           AZ           62.66        01-Jul-2005        470,000.00        470,000.00
       Group II-4               0012617361           VA           80.00        01-Nov-2005        408,000.00        408,000.00
       Group II-4               0012663480           CA           80.00        01-Nov-2005        398,400.00        398,400.00
       Group II-4               0012919122           UT           48.50        01-Dec-2005        485,000.00        484,930.57
       Group II-4               0012940680           AZ           80.00        01-Jan-2006        429,600.00        429,600.00
       Group II-4               0013078639           VA           79.98        01-Dec-2005        480,600.00        480,600.00
       Group II-4               0018936831           MI           65.00        01-Sep-2005      1,430,000.00      1,430,000.00
       Group II-4               0018963397           PA           79.98        01-Oct-2005        492,000.00        492,000.00
       Group II-5               0002294265           NV           80.00        01-Dec-2005        331,920.00        331,920.00
       Group II-5               0012558763           UT           80.00        01-Sep-2005        117,800.00        117,800.00
       Group II-5               0012842670           CA           80.00        01-Nov-2005        968,000.00        967,985.00
       Group II-5               0012876553           CA           65.00        01-Dec-2005        499,850.00        499,850.00
       Group II-5               0013033295           CA           80.00        01-Nov-2005        304,000.00        302,886.79
       Group II-5               0018933713           AZ           80.00        01-Oct-2005        306,000.00        306,000.00

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                        Current
                                     Loan                PIF             Months            Loan       Original
         Group                     Number               Type         Delinquent            Rate           Term       Seasoning

        Group I                0001084295       Loan Paid in Full           0              5.375%          360              52
        Group I                0002019529       Loan Paid in Full           0              7.625%          360              56
        Group I                0002436663       Loan Paid in Full           0              7.500%          360              20
        Group I                0003258720       Loan Paid in Full           0              7.750%          360             112
        Group I                0011750569       Loan Paid in Full           0              7.375%          360              22
        Group I                0011902509             Liquidation           9              7.625%          360              22
        Group I                0011916004             Liquidation           9              7.625%          360              21
        Group I                0011940046             Liquidation           10             7.625%          360              22
        Group I                0011941176       Loan Paid in Full           1              7.625%          360              22
        Group I                0012557369       Loan Paid in Full           0              5.875%          360              23
        Group I                0012618815       Loan Paid in Full           0              7.000%          360              21
        Group I                0012619979       Loan Paid in Full           0              7.625%          360              22
        Group I                0012632154       Loan Paid in Full           0              7.500%          360              22
        Group I                0012635926       Loan Paid in Full           0              7.250%          360              23
        Group I                0012638375       Loan Paid in Full           0              7.625%          360              22
        Group I                0012670394       Loan Paid in Full           0              7.500%          360              21
        Group I                0012871604       Loan Paid in Full           0              7.375%          360              20
        Group I                0012899662       Loan Paid in Full           4              7.375%          360              21
        Group I                0012911327       Loan Paid in Full           0              6.500%          360              21
        Group I                0012919676             Liquidation           12             7.500%          360              21
        Group I                0012932505             Liquidation           14             7.625%          360              20
        Group I                0012933818             Liquidation           9              7.375%          360              19
        Group I                0012934253       Loan Paid in Full           0              7.625%          360              20
        Group I                0012939575             Liquidation           15             7.500%          360              20
        Group I                0012945374       Loan Paid in Full           0              8.000%          360              20
        Group I                0012984688             Liquidation           14             7.875%          360              20
        Group I                0012986378              Repurchase           11             7.875%          360              20
        Group I                0012995007       Loan Paid in Full          (2)             7.750%          360              21
        Group I                0013006309       Loan Paid in Full          (1)             7.625%          360              20
        Group I                0013008669       Loan Paid in Full           1              7.750%          360              20
        Group I                0013009006       Loan Paid in Full           0              7.500%          360              20
        Group I                0013041728       Loan Paid in Full           0              7.625%          360              20
        Group I                0013074927             Liquidation           8              8.125%          360              19
        Group I                0013982327       Loan Paid in Full           0              6.875%          360              22
        Group I                0014047575       Loan Paid in Full           1              7.250%          360              22
        Group I                0018916825       Loan Paid in Full           0              7.875%          360              22
        Group I                0018917096       Loan Paid in Full           0              7.750%          360              22
        Group I                0018921403       Loan Paid in Full           0              7.625%          360              22
        Group I                0018921924       Loan Paid in Full           0              7.750%          360              22
        Group I                1000166400       Loan Paid in Full           0              5.375%          360              54
        Group I                1000174600       Loan Paid in Full           0              6.625%          360              55
        Group I                1302000463       Loan Paid in Full          (1)             7.750%          360              53
        Group I                1311001089       Loan Paid in Full           0              7.750%          360              53
       Group II-1              0000401844       Loan Paid in Full           0              6.250%          360              22
       Group II-1              0011943487       Loan Paid in Full           11             7.375%          360              22
       Group II-1              0012820528       Loan Paid in Full           0              5.375%          360              23
       Group II-2              0002387951       Loan Paid in Full           0              6.875%          360              22
       Group II-2              0002392372       Loan Paid in Full           0              6.250%          360              21
       Group II-2              0002393958       Loan Paid in Full           0              6.250%          360              20
       Group II-2              0011685815       Loan Paid in Full           0              5.500%          360              23
       Group II-2              0011751906       Loan Paid in Full           0              6.750%          360              22
       Group II-2              0011949070       Loan Paid in Full           0              7.000%          360              22
       Group II-2              0012617148       Loan Paid in Full           0              7.125%          360              22
       Group II-2              0012618948       Loan Paid in Full           1              6.625%          360              21
       Group II-2              0012625216       Loan Paid in Full          (1)             5.750%          360              22
       Group II-2              0012646949       Loan Paid in Full          (1)             6.375%          360              21
       Group II-2              0012676367       Loan Paid in Full           0              7.125%          360              22
       Group II-2              0012855243       Loan Paid in Full           0              6.000%          360              20
       Group II-2              0012859633       Loan Paid in Full           0              6.750%          360              20
       Group II-2              0012871489             Liquidation           13             6.375%          360              21
       Group II-2              0012876389       Loan Paid in Full           0              5.875%          360              21
       Group II-2              0012876892       Loan Paid in Full           0              6.875%          360              21
       Group II-2              0012900494       Loan Paid in Full           0              6.500%          360              21
       Group II-2              0018930784       Loan Paid in Full           0              6.750%          360              22
       Group II-2              0018939751       Loan Paid in Full           0              5.250%          360              23
       Group II-2              0018943274       Loan Paid in Full          (1)             6.625%          360              21
       Group II-3              0002385123       Loan Paid in Full           0              6.375%          360              22
       Group II-3              0002391967             Liquidation           11             6.875%          360              21
       Group II-3              0010835205       Loan Paid in Full           0              6.375%          360              25
       Group II-3              0011671682             Liquidation           10             6.500%          360              22
       Group II-3              0011867090       Loan Paid in Full           0              6.625%          360              22
       Group II-3              0011927068       Loan Paid in Full           0              6.000%          360              22
       Group II-3              0011932498       Loan Paid in Full           0              6.375%          360              21
       Group II-3              0012641908       Loan Paid in Full           0              7.250%          360              21
       Group II-3              0012665667       Loan Paid in Full           0              6.625%          360              21
       Group II-3              0012844957       Loan Paid in Full           0              6.750%          360              20
       Group II-3              0012876116       Loan Paid in Full           0              6.500%          360              20
       Group II-3              0012914321       Loan Paid in Full           0              6.875%          360              21
       Group II-3              0012938858       Loan Paid in Full           0              6.500%          360              20
       Group II-3              0012951141       Loan Paid in Full           5              6.250%          360              20
       Group II-3              0012974044       Loan Paid in Full           0              6.500%          360              20
       Group II-3              0012989133       Loan Paid in Full           0              6.500%          360              19
       Group II-3              0013006184       Loan Paid in Full           0              7.250%          360              20
       Group II-3              0013876271       Loan Paid in Full           0              5.375%          360              22
       Group II-3              0013982475       Loan Paid in Full           0              6.125%          360              22
       Group II-3              0018967497             Liquidation           12             6.625%          360              22
       Group II-3              0569961165             Liquidation           5              6.375%          360              21
       Group II-4              0010734739       Loan Paid in Full          (1)             7.250%          360              25
       Group II-4              0012617361       Loan Paid in Full           0              6.500%          360              21
       Group II-4              0012663480             Liquidation           9              6.750%          360              21
       Group II-4              0012919122       Loan Paid in Full           0              6.625%          360              20
       Group II-4              0012940680       Loan Paid in Full           0              6.625%          360              19
       Group II-4              0013078639       Loan Paid in Full           0              5.875%          360              20
       Group II-4              0018936831              Repurchase           16             6.625%          360              23
       Group II-4              0018963397       Loan Paid in Full           0              6.625%          360              22
       Group II-5              0002294265             Liquidation           10             6.625%          360              20
       Group II-5              0012558763       Loan Paid in Full          (1)             6.750%          360              23
       Group II-5              0012842670       Loan Paid in Full           6              6.750%          360              21
       Group II-5              0012876553       Loan Paid in Full           9              6.625%          360              20
       Group II-5              0013033295       Loan Paid in Full           0              6.250%          360              21
       Group II-5              0018933713       Loan Paid in Full           0              7.000%          360              22

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.447%       Current Month             16.049%        Current Month                 361.375%
     3 Month Average          1.628%       3 Month Average           17.870%        3 Month Average               422.956%
     12 Month Average         2.474%       12 Month Average          22.070%        12 Month Average              706.935%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      28.476%           N/A                          Sep-2006   1,244.310%           N/A
         Oct-2006      23.484%           N/A                          Oct-2006     943.086%           N/A
         Nov-2006      30.113%           N/A                          Nov-2006   1,120.864%           N/A
         Dec-2006      24.830%       24.021%                          Dec-2006     860.405%    1,511.351%
         Jan-2007      23.573%       24.397%                          Jan-2007     765.278%    1,354.412%
         Feb-2007      21.787%       24.532%                          Feb-2007     665.133%    1,224.925%
         Mar-2007      19.073%       24.744%                          Mar-2007     549.615%    1,145.796%
         Apr-2007      21.003%       24.601%                          Apr-2007     574.917%    1,048.062%
         May-2007      18.897%       23.801%                          May-2007     490.746%      930.762%
         Jun-2007      19.565%       23.242%                          Jun-2007     483.582%      842.584%
         Jul-2007      17.995%       22.806%                          Jul-2007     423.910%      775.948%
         Aug-2007      16.049%       22.070%                          Aug-2007     361.375%      706.935%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I
     SMM                                   CPR                                      PSA

     Current Month            2.172%       Current Month             23.167%        Current Month                 456.291%
     3 Month Average          2.387%       3 Month Average           25.152%        3 Month Average               516.849%
     12 Month Average         3.489%       12 Month Average          29.499%        12 Month Average              765.126%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      42.591%           N/A                          Sep-2006   1,419.333%           N/A
         Oct-2006      29.155%           N/A                          Oct-2006     908.159%           N/A
         Nov-2006      36.500%           N/A                          Nov-2006   1,072.577%           N/A
         Dec-2006      32.096%       31.533%                          Dec-2006     890.300%    1,337.617%
         Jan-2007      27.486%       31.368%                          Jan-2007     725.320%    1,227.314%
         Feb-2007      25.337%       30.655%                          Feb-2007     637.390%    1,105.372%
         Mar-2007      27.444%       31.234%                          Mar-2007     659.458%    1,065.348%
         Apr-2007      29.781%       31.545%                          Apr-2007     692.581%    1,014.298%
         May-2007      28.141%       31.101%                          May-2007     625.848%      940.085%
         Jun-2007      27.054%       30.488%                          Jun-2007     577.703%      870.118%
         Jul-2007      25.236%       30.134%                          Jul-2007     516.552%      819.019%
         Aug-2007      23.167%       29.499%                          Aug-2007     456.291%      765.126%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-1
     SMM                                   CPR                                      PSA

     Current Month            1.878%       Current Month             20.344%        Current Month                 464.346%
     3 Month Average          1.444%       3 Month Average           15.950%        3 Month Average               380.339%
     12 Month Average         2.265%       12 Month Average          20.266%        12 Month Average              686.894%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      34.260%           N/A                          Sep-2006   1,574.028%           N/A
         Oct-2006      21.994%           N/A                          Oct-2006     924.339%           N/A
         Nov-2006      35.071%           N/A                          Nov-2006   1,358.840%           N/A
         Dec-2006      15.246%       21.572%                          Dec-2006     547.828%    1,366.769%
         Jan-2007      23.413%       22.738%                          Jan-2007     786.254%    1,301.557%
         Feb-2007      22.211%       24.010%                          Feb-2007     699.661%    1,287.528%
         Mar-2007      16.358%       24.066%                          Mar-2007     484.427%    1,196.923%
         Apr-2007      12.227%       22.532%                          Apr-2007     341.534%    1,011.755%
         May-2007      14.555%       21.566%                          May-2007     384.805%      887.612%
         Jun-2007      15.770%       20.819%                          Jun-2007     396.047%      791.158%
         Jul-2007      11.738%       21.058%                          Jul-2007     280.625%      773.237%
         Aug-2007      20.344%       20.266%                          Aug-2007     464.346%      686.894%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-2
     SMM                                   CPR                                      PSA

     Current Month            0.984%       Current Month             11.187%        Current Month                 259.295%
     3 Month Average          1.175%       3 Month Average           13.181%        3 Month Average               323.198%
     12 Month Average         1.806%       12 Month Average          16.589%        12 Month Average              567.686%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      23.135%           N/A                          Sep-2006   1,095.517%           N/A
         Oct-2006      17.427%           N/A                          Oct-2006     753.798%           N/A
         Nov-2006      27.755%           N/A                          Nov-2006   1,104.699%           N/A
         Dec-2006      16.782%       18.790%                          Dec-2006     618.567%    1,357.041%
         Jan-2007      16.980%       19.174%                          Jan-2007     582.937%    1,204.202%
         Feb-2007      15.185%       19.535%                          Feb-2007     487.732%    1,117.983%
         Mar-2007      13.318%       19.428%                          Mar-2007     402.025%    1,017.913%
         Apr-2007      11.741%       18.528%                          Apr-2007     334.237%      876.647%
         May-2007      17.199%       18.246%                          May-2007     463.131%      784.430%
         Jun-2007      16.921%       17.673%                          Jun-2007     432.340%      689.187%
         Jul-2007      11.435%       16.850%                          Jul-2007     277.959%      608.568%
         Aug-2007      11.187%       16.589%                          Aug-2007     259.295%      567.686%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-3
     SMM                                   CPR                                      PSA

     Current Month            0.817%       Current Month              9.370%        Current Month                 223.326%
     3 Month Average          1.237%       3 Month Average           13.789%        3 Month Average               349.590%
     12 Month Average         1.894%       12 Month Average          17.355%        12 Month Average              611.190%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      18.696%           N/A                          Sep-2006     936.167%           N/A
         Oct-2006      18.516%           N/A                          Oct-2006     842.741%           N/A
         Nov-2006      23.291%           N/A                          Nov-2006     971.791%           N/A
         Dec-2006      23.936%       18.831%                          Dec-2006     921.591%    1,550.935%
         Jan-2007      19.800%       19.438%                          Jan-2007     707.952%    1,348.037%
         Feb-2007      14.113%       19.293%                          Feb-2007     470.938%    1,166.387%
         Mar-2007      16.183%       19.456%                          Mar-2007     506.262%    1,059.792%
         Apr-2007      17.443%       19.307%                          Apr-2007     513.469%      941.670%
         May-2007      14.915%       18.821%                          May-2007     414.594%      831.691%
         Jun-2007      18.829%       18.941%                          Jun-2007     495.895%      769.174%
         Jul-2007      13.169%       18.422%                          Jul-2007     329.550%      695.402%
         Aug-2007       9.370%       17.355%                          Aug-2007     223.326%      611.190%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-4
     SMM                                   CPR                                      PSA

     Current Month            2.160%       Current Month             23.052%        Current Month                 543.274%
     3 Month Average          1.624%       3 Month Average           17.611%        3 Month Average               430.104%
     12 Month Average         2.640%       12 Month Average          23.454%        12 Month Average              813.290%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      24.198%           N/A                          Sep-2006   1,190.520%           N/A
         Oct-2006      30.819%           N/A                          Oct-2006   1,377.930%           N/A
         Nov-2006      33.969%           N/A                          Nov-2006   1,392.149%           N/A
         Dec-2006      19.346%       28.489%                          Dec-2006     732.482%    2,403.780%
         Jan-2007      29.053%       28.812%                          Jan-2007   1,021.991%    1,996.712%
         Feb-2007      30.786%       29.648%                          Feb-2007   1,012.443%    1,805.649%
         Mar-2007      13.695%       28.611%                          Mar-2007     422.350%    1,578.017%
         Apr-2007      22.458%       28.415%                          Apr-2007     652.529%    1,430.903%
         May-2007      24.291%       26.676%                          May-2007     666.778%    1,179.535%
         Jun-2007       8.391%       24.850%                          Jun-2007     218.268%    1,021.119%
         Jul-2007      21.391%       23.806%                          Jul-2007     528.770%      892.093%
         Aug-2007      23.052%       23.454%                          Aug-2007     543.274%      813.290%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-5
     SMM                                   CPR                                      PSA

     Current Month            1.305%       Current Month             14.584%        Current Month                 351.353%
     3 Month Average          1.836%       3 Month Average           19.857%        3 Month Average               506.421%
     12 Month Average         2.665%       12 Month Average          23.192%        12 Month Average              828.075%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      23.378%           N/A                          Sep-2006   1,199.779%           N/A
         Oct-2006      23.377%           N/A                          Oct-2006   1,087.782%           N/A
         Nov-2006      27.651%           N/A                          Nov-2006   1,177.016%           N/A
         Dec-2006      31.783%       19.656%                          Dec-2006   1,246.363%    1,514.293%
         Jan-2007      27.954%       21.015%                          Jan-2007   1,017.497%    1,325.759%
         Feb-2007      31.453%       22.781%                          Feb-2007   1,067.031%    1,260.368%
         Mar-2007      22.475%       24.482%                          Mar-2007     713.989%    1,297.210%
         Apr-2007      26.235%       25.348%                          Apr-2007     783.559%    1,223.770%
         May-2007       4.422%       23.638%                          May-2007     124.619%    1,053.653%
         Jun-2007      21.612%       23.336%                          Jun-2007     576.248%      945.994%
         Jul-2007      23.377%       24.267%                          Jul-2007     591.662%      929.708%
         Aug-2007      14.584%       23.192%                          Aug-2007     351.353%      828.075%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                     Modifications
                           Beginning            Current
             Loan          Scheduled          Scheduled        Prior     Modified             Prior            Modified
           Number            Balance            Balance         Rate         Rate            Payment            Payment

       0012863825         231,486.08         242,883.58       7.375%       7.375%           1,629.99           1,711.09

                                                          Substitutions
                              Loans Repurchased                                          Loans Substituted

                          Current                                                          Current
            Loan        Scheduled     Current          Current             Loan           Scheduled    Current           Current
          Number          Balance        Rate          Payment           Number             Balance       Rate           Payment

                                                 No Substitutions this Period

                                  Repurchases

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

                           No Repurchases this Period

                                       Breaches

                                   Current
               Loan              Scheduled        Current               Current
             Number                Balance           Rate               Payment

         0012986378             119,920.00         7.875%                786.98
         0018936831           1,430,000.00         6.625%              7,894.79

Loans reported as breaches were repurchased due to a breach of the representations and warrants of the governing transaction document(s).

                     Interest Rate Stratification

                                Summary                                                       Group I

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 3.750             0                0.00            0.000               0               0.00            0.000
     3.750    3.999             0                0.00            0.000               0               0.00            0.000
     4.000    4.249             2          412,267.67            0.023               1         228,767.67            0.054
     4.250    4.499             1           56,228.24            0.003               1          56,228.24            0.013
     4.500    4.749             3          502,776.80            0.029               1          87,464.87            0.021
     4.750    4.999            24        5,286,598.65            0.300              14       2,993,403.12            0.707
     5.000    5.249            38       10,006,968.35            0.567              19       4,468,695.63            1.056
     5.250    5.499           107       29,913,753.90            1.696              19       5,847,809.34            1.381
     5.500    5.749           276       72,191,370.55            4.093              20       6,043,328.73            1.428
     5.750    5.999           603      156,301,260.49            8.862              54      19,107,981.31            4.514
     6.000    6.249           655      154,773,168.29            8.776              30      12,192,394.80            2.880
     6.250    6.499         1,016      245,090,838.01           13.897              41      14,257,898.87            3.368
     6.500    6.749         1,092      254,440,263.93           14.427              26       8,366,590.75            1.976
     6.750    6.999         1,111      257,850,164.48           14.620              26       6,706,790.37            1.584
     7.000    7.249           648      143,612,482.54            8.143              16       2,906,294.96            0.687
     7.250    7.499           742      163,290,720.00            9.259             354      76,489,897.07           18.069
     7.500    7.749           756      159,410,245.96            9.038             744     157,014,235.94           37.092
     7.750    7.999           360       75,644,159.83            4.289             347      72,921,826.22           17.226
     8.000    8.249            88       19,259,199.16            1.092              86      19,089,227.66            4.509
     8.250    8.499            31        5,253,797.05            0.298              26       4,151,735.93            0.981
     8.500    8.749            19        6,818,849.20            0.387              19       6,818,849.20            1.611
     8.750    8.999             9        1,463,814.50            0.083               9       1,463,814.50            0.346
     9.000    9.249             2          898,199.82            0.051               2         898,199.82            0.212
     9.250    9.499             3          284,375.54            0.016               3         284,375.54            0.067
     9.500    9.749             0                0.00            0.000               0               0.00            0.000
     9.750    9.999             1          138,984.74            0.008               1         138,984.74            0.033
    10.000   10.249             2          513,898.87            0.029               2         513,898.87            0.121
 >= 10.250                      1          266,000.00            0.015               1         266,000.00            0.063
              Total         7,590    1,763,680,386.57          100.000           1,862     423,314,694.15          100.000

               Interest Rate Stratification (continued)

                              Group II-1                                                      Group II-2

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.750             0                0.00            0.000                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             1          183,500.00            0.196                0               0.00            0.000
     4.250    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.749             1          223,919.99            0.239                1         191,391.94            0.055
     4.750    4.999             4          819,839.09            0.874                4         672,550.54            0.195
     5.000    5.249             6        1,652,839.03            1.762                4         700,970.35            0.203
     5.250    5.499            29        7,900,210.56            8.421               31       7,063,019.74            2.046
     5.500    5.749            62       16,733,199.34           17.836               77      14,733,282.74            4.268
     5.750    5.999            64       17,155,505.92           18.287              197      38,284,033.77           11.090
     6.000    6.249            36       10,589,778.27           11.288              240      43,029,034.65           12.464
     6.250    6.499            40       10,778,868.01           11.490              338      59,035,464.92           17.101
     6.500    6.749            36        7,168,892.72            7.642              360      62,601,928.81           18.134
     6.750    6.999            43        8,103,420.04            8.638              376      63,725,553.34           18.459
     7.000    7.249            17        3,511,097.56            3.743              221      36,836,126.00           10.670
     7.250    7.499            19        2,813,148.04            2.999              117      18,141,520.37            5.255
     7.500    7.749            11        2,186,310.02            2.330                1         209,700.00            0.061
     7.750    7.999            13        2,722,333.61            2.902                0               0.00            0.000
     8.000    8.249             2          169,971.50            0.181                0               0.00            0.000
     8.250    8.499             5        1,102,061.12            1.175                0               0.00            0.000
     8.500    8.749             0                0.00            0.000                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             0                0.00            0.000                0               0.00            0.000
     9.250    9.499             0                0.00            0.000                0               0.00            0.000
     9.500    9.749             0                0.00            0.000                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
    10.000   10.249             0                0.00            0.000                0               0.00            0.000
 >= 10.250                      0                0.00            0.000                0               0.00            0.000
              Total           389       93,814,894.82          100.000            1,967     345,224,577.17          100.000

               Interest Rate Stratification (continued)

                              Group II-3                                                      Group II-4

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.750             0                0.00            0.000                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                0               0.00            0.000
     4.250    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.749             0                0.00            0.000                0               0.00            0.000
     4.750    4.999             1          215,955.40            0.043                1         584,850.50            0.280
     5.000    5.249             5        1,268,827.75            0.254                2       1,298,316.57            0.621
     5.250    5.499            17        3,434,782.21            0.687                8       5,026,092.91            2.405
     5.500    5.749            83       18,816,644.91            3.766               20      10,663,151.13            5.102
     5.750    5.999           200       42,227,329.38            8.451               49      27,181,221.19           13.007
     6.000    6.249           269       52,677,155.67           10.542               39      20,922,914.70           10.012
     6.250    6.499           454       93,506,915.74           18.713               60      33,765,185.22           16.157
     6.500    6.749           517      104,547,336.75           20.923               61      32,894,303.62           15.740
     6.750    6.999           485       94,343,050.05           18.881               73      42,559,492.94           20.365
     7.000    7.249           296       53,372,728.48           10.681               33      23,048,349.06           11.029
     7.250    7.499           188       35,274,167.82            7.059               17      11,035,314.81            5.281
     7.500    7.749             0                0.00            0.000                0               0.00            0.000
     7.750    7.999             0                0.00            0.000                0               0.00            0.000
     8.000    8.249             0                0.00            0.000                0               0.00            0.000
     8.250    8.499             0                0.00            0.000                0               0.00            0.000
     8.500    8.749             0                0.00            0.000                0               0.00            0.000
     8.750    8.999             0                0.00            0.000                0               0.00            0.000
     9.000    9.249             0                0.00            0.000                0               0.00            0.000
     9.250    9.499             0                0.00            0.000                0               0.00            0.000
     9.500    9.749             0                0.00            0.000                0               0.00            0.000
     9.750    9.999             0                0.00            0.000                0               0.00            0.000
    10.000   10.249             0                0.00            0.000                0               0.00            0.000
 >= 10.250                      0                0.00            0.000                0               0.00            0.000
              Total         2,515      499,684,894.16          100.000              363     208,979,192.65          100.000

               Interest Rate Stratification (continued)

                              Group II-5

            Current     Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)
           Range(%)                        Balance($)

            < 3.750             0                0.00            0.000
     3.750    3.999             0                0.00            0.000
     4.000    4.249             0                0.00            0.000
     4.250    4.499             0                0.00            0.000
     4.500    4.749             0                0.00            0.000
     4.750    4.999             0                0.00            0.000
     5.000    5.249             2          617,319.02            0.320
     5.250    5.499             3          641,839.14            0.333
     5.500    5.749            14        5,201,763.70            2.700
     5.750    5.999            39       12,345,188.92            6.408
     6.000    6.249            41       15,361,890.20            7.973
     6.250    6.499            83       33,746,505.25           17.516
     6.500    6.749            92       38,861,211.28           20.171
     6.750    6.999           108       42,411,857.74           22.014
     7.000    7.249            65       23,937,886.48           12.425
     7.250    7.499            47       19,536,671.89           10.140
     7.500    7.749             0                0.00            0.000
     7.750    7.999             0                0.00            0.000
     8.000    8.249             0                0.00            0.000
     8.250    8.499             0                0.00            0.000
     8.500    8.749             0                0.00            0.000
     8.750    8.999             0                0.00            0.000
     9.000    9.249             0                0.00            0.000
     9.250    9.499             0                0.00            0.000
     9.500    9.749             0                0.00            0.000
     9.750    9.999             0                0.00            0.000
    10.000   10.249             0                0.00            0.000
 >= 10.250                      0                0.00            0.000
              Total           494      192,662,133.62          100.000

                                                     SUPPLEMENTAL REPORTING

Closing Date
December 30, 2005.

Determination Date
With respect to each Mortgage Loan, the Determination Date as defined in the Servicing Agreement.

Distribution Date
The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

LIBOR Determination Date
With respect to each Class of Offered Certificates and for the first Interest Accrual Period, December 28, 2005.
With respect to each Class of Offered Certificates and any Interest Accrual Period thereafter, the second LIBOR
Business Day preceding the commencement of such Interest Accrual Period.

Record Date
For each Class of Group I Certificates, the Business Day preceding the applicable Distribution Date so long as such Class of Certificates remains in book-entry form; and otherwise, the close of business on the last Business
Day of the month immediately preceding the month of such Distribution Date.  For each Class of Group II Certificates, the close of business on the last Business Day of the month immediately preceding the month of such Distribution
Date.

One Month LIBOR
With respect to any Interest Accrual Period, the rate determined by the Securities Administrator on the related
LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate
Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall the rate determined by the Securities
Administrator two Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator),
One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period.

Exhibit 6                      Prospectus Supplement and Prospectus

The Prospectus dated December 20, 2004, Prospectus Supplement dated December 28, 2005, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2005-10, Mortgage Pass-Through Certificates, Series 2005-10, Class II-5A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-120916-45.  These documents are available at the following link:
http://sec.gov/Archives/edgar/data/1243106/000112528205006818/b410879_424b.txt

Annex V

Annex V

$20,019,851

Bear Stearns ALT-A Trust 2006-3, Class II-3A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ALT-A Trust 2006-3, Class II-3A-1 Certificates. The supplementary disclosure of the Bear Stearns ALT-A Trust 2006-3, Class II-3A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated April 27, 2006 and the prospectus dated March 28, 2006 attached together as Exhibit 5 (the “BSALTA 2006-3 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSALTA 2006-3 Prospectus you should rely upon the information provided in this annex.

Capitalized terms used in this Annex V and not otherwise defined shall have the meanings assigned to them in the BSALTA 2006-3 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II-3

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	282	$22,047,913	2.82%
100,001 - 200,000	1,111	166,968,031	21.35
200,001 - 300,000	755	185,742,831	23.75
300,001 - 350,000	206	66,386,709	8.49
350,001 - 400,000	146	54,614,611	6.98
400,001 - 450,000	116	49,364,669	6.31
450,001 - 500,000	101	47,632,845	6.09
500,001 - 550,000	55	28,340,062	3.62
550,001 - 600,000	46	26,292,211	3.36
600,001 - 650,000	42	26,446,616	3.38
650,001 - 700,000	25	16,801,446	2.15
700,001 - 800,000	33	24,241,386	3.10
800,001 - 900,000	20	17,304,515	2.21
900,001 - 1,000,000	26	25,537,686	3.27
1,000,001 - 1,100,000	3	3,227,504	0.41
1,100,001 - 1,200,000	1	1,061,250	0.14
1,200,001 - 1,300,000	2	2,542,500	0.33
1,300,001 - 1,400,000	7	9,526,198	1.22
1,400,001 - 1,500,000	3	4,494,983	0.57
1,500,001 +	2	3,360,000	0.43
Total :	2,982	$781,933,967	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II-3

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	291	$22,782,507	2.91%
100,001 - 200,000	1,111	167,544,042	21.43
200,001 - 300,000	751	185,207,719	23.69
300,001 - 350,000	206	66,773,530	8.54
350,001 - 400,000	145	54,582,533	6.98
400,001 - 450,000	117	49,829,293	6.37
450,001 - 500,000	100	47,603,991	6.09
500,001 - 550,000	55	28,700,013	3.67
550,001 - 600,000	45	26,025,980	3.33
600,001 - 650,000	41	25,910,892	3.31
650,001 - 700,000	25	16,852,332	2.16
700,001 - 800,000	31	23,066,498	2.95
800,001 - 900,000	20	17,304,515	2.21
900,001 - 1,000,000	26	25,537,686	3.27
1,000,001 - 1,100,000	4	4,288,754	0.55
1,200,001 - 1,300,000	2	2,542,500	0.33
1,300,001 - 1,400,000	7	9,526,198	1.22
1,400,001 - 1,500,000	3	4,494,983	0.57
1,500,001 +	2	3,360,000	0.43
Total :	2,982	$781,933,967	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II-3

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
4.750 - 4.999	1	$584,990	0.07%
5.250 - 5.499	2	804,492	0.10
5.500 - 5.749	13	5,946,273	0.76
5.750 - 5.999	67	24,376,775	3.12
6.000 - 6.249	85	26,560,706	3.40
6.250 - 6.499	209	64,162,295	8.21
6.500 - 6.749	324	90,331,339	11.55
6.750 - 6.999	528	149,053,684	19.06
7.000 - 7.249	409	106,624,177	13.64
7.250 - 7.499	622	150,814,541	19.29
7.500 - 7.749	690	157,936,747	20.20
7.750 - 7.999	15	2,059,725	0.26
8.000 - 8.249	6	952,936	0.12
8.250 - 8.499	11	1,725,290	0.22
Total :	2,982	$781,933,967	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II-3

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	10	$1,220,664	0.16%
30.01 - 40.00	9	2,352,133	0.30
40.01 - 50.00	41	11,152,473	1.43
50.01 - 55.00	34	13,207,658	1.69
55.01 - 60.00	67	26,253,813	3.36
60.01 - 65.00	218	65,585,820	8.39
65.01 - 70.00	219	57,723,982	7.38
70.01 - 75.00	258	68,634,699	8.78
75.01 - 80.00	2,094	528,750,892	67.62
80.01 - 85.00	6	1,487,330	0.19
85.01 - 90.00	20	4,217,922	0.54
90.01 - 95.00	6	1,346,582	0.17
Total :	2,982	$781,933,967	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II-3

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AL	19	$2,481,899	0.32%
AR	3	252,345	0.03
AZ	279	68,376,463	8.74
CA	454	184,007,132	23.53
CO	120	26,836,070	3.43
CT	7	1,539,275	0.20
DC	9	3,516,401	0.45
DE	13	3,139,142	0.40
FL	381	90,315,501	11.55
GA	313	53,109,117	6.79
HI	10	4,625,315	0.59
IA	2	207,461	0.03
ID	10	1,634,708	0.21
IL	157	33,413,896	4.27
IN	11	1,648,431	0.21
KS	5	1,187,248	0.15
KY	19	2,582,445	0.33
LA	1	287,000	0.04
MA	51	18,684,999	2.39
MD	133	35,215,052	4.50
ME	4	1,340,847	0.17
MI	24	3,559,666	0.46
MN	69	16,632,120	2.13
MO	27	4,309,950	0.55
MS	2	158,040	0.02
MT	3	717,300	0.09
NC	39	10,603,506	1.36
NE	1	169,239	0.02
NH	1	239,853	0.03
NJ	88	26,803,195	3.43
NM	8	1,355,606	0.17
NV	189	50,824,723	6.50
NY	38	16,081,252	2.06
OH	27	4,169,555	0.53
OK	3	592,525	0.08
OR	8	1,555,000	0.20
PA	18	5,144,803	0.66
RI	4	1,993,153	0.25
SC	37	8,693,479	1.11
SD	1	115,163	0.01
TN	25	4,495,541	0.57
TX	104	14,105,198	1.80
UT	24	4,141,163	0.53
VA	178	57,498,307	7.35
VT	3	1,167,729	0.15
WA	45	9,614,296	1.23
WI	14	2,631,258	0.34
WY	1	161,600	0.02
Total :	2,982	$781,933,967	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II-3

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N/A	42	$8,477,782	1.08%
600 - 619	5	1,363,681	0.17
620 - 639	214	54,838,219	7.01
640 - 659	315	81,678,526	10.45
660 - 679	453	121,619,551	15.55
680 - 699	523	142,768,489	18.26
700 - 719	393	99,276,544	12.70
720 - 739	386	102,036,702	13.05
740 - 759	282	76,666,068	9.80
760 - 779	198	49,642,523	6.35
780 - 799	124	31,755,527	4.06
800 - 819	45	11,336,354	1.45
820 - 839	1	390,000	0.05
840 - 859	1	84,000	0.01
Total :	2,982	$781,933,967	100.00%

Property Type of the Mortgage Loans in Loan Group II-3

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	394	$85,033,968	10.87%
2-4 Family	203	60,052,674	7.68
PUD	883	223,874,079	28.63
Single Family	1,464	406,159,409	51.94
Townhouse	38	6,813,838	0.87
Total :	2,982	$781,933,967	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II-3

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	840	$155,066,805	19.83%
Owner Occupied	1,846	555,244,828	71.01
Second Home	296	71,622,334	9.16
Total :	2,982	$781,933,967	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II-3

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	564	$183,170,712	23.43%
Purchase	2,259	551,634,628	70.55
Rate-Term Refinance	159	47,128,627	6.03
Total :	2,982	$781,933,967	100.00%

Documentation Type of the Mortgage Loans in Loan Group II-3

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	517	$113,541,080	14.52%
Limited	2,175	584,274,984	74.72
No	290	84,117,903	10.76
Total :	2,982	$781,933,967	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

Original Terms to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
180	1	$507,312	0.06%
300	1	194,768	0.02
360	2,980	781,231,886	99.91
Total :	2,982	$781,933,967	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II-3

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
120 - 179	1	$507,312	0.06%
240 - 299	1	194,768	0.02
300 - 359	2,980	781,231,886	99.91
Total :	2,982	$781,933,967	100.00%

Index of the Mortgage Loans in Loan Group II-3

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6 Mth Libor	2,552	$631,275,585	80.73%
1 Yr Libor	430	150,658,382	19.27
Total :	2,982	$781,933,967	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II-3

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 3	1	$159,250	0.02%
31 - 33	2	854,099	0.11
34 - 36	12	3,168,697	0.41
37 - 39	105	33,092,523	4.23
40 - 42	1,676	422,900,134	54.08
43 - 45	1,095	283,642,712	36.27
91 - 93	5	2,911,332	0.37
94 - 96	17	9,485,241	1.21
97 - 99	14	6,013,096	0.77
100 - 102	50	18,110,119	2.32
103 - 105	5	1,596,763	0.20
Total :	2,982	$781,933,967	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II-3

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
10.251 - 10.500	2	$559,926	0.07%
10.501 - 10.750	19	5,717,241	0.73
10.751 - 11.000	58	17,234,621	2.20
11.001 - 11.250	93	26,141,034	3.34
11.251 - 11.500	255	73,206,547	9.36
11.501 - 11.750	331	95,962,394	12.27
11.751 - 12.000	515	145,324,703	18.59
12.001 - 12.250	491	127,450,991	16.30
12.251 - 12.500	707	161,173,546	20.61
12.501 - 12.750	328	75,505,118	9.66
12.751 - 13.000	57	17,003,898	2.17
13.001 - 13.250	47	11,362,487	1.45
13.251 - 13.500	50	17,484,208	2.24
13.501 - 13.750	19	4,546,469	0.58
16.001 +	10	3,260,785	0.42
Total :	2,982	$781,933,967	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II-3

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1.000	2,281	$549,159,740	70.23%
2.000	698	231,919,291	29.66
2.250	3	854,936	0.11
Total :	2,982	$781,933,967	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II-3

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.000	1	$84,000	0.01%
3.000	24	11,938,976	1.53
5.000	2,674	677,757,167	86.68
6.000	283	92,153,825	11.79
Total :	2,982	$781,933,967	100.00%

Gross Margin of the Mortgage Loans in Loan Group II-3

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.001 - 2.500	2,899	$753,580,642	96.37%
2.501 - 3.000	75	24,978,000	3.19
3.001 - 3.500	2	1,862,061	0.24
4.501 - 5.000	3	1,003,176	0.13
5.001 - 5.500	1	156,000	0.02
5.501 - 6.000	2	354,087	0.05
Total :	2,982	$781,933,967	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II-3

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	364	$75,528,424	9.66%
0 Months	364	75,528,424	9.66
Y	2,618	706,405,543	90.34
60 Months	567	162,850,651	20.83
120 Months	2,051	543,554,892	69.51
Total :	2,982	$781,933,967	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II-3

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	1,814	$482,616,965	61.72%
0 Months	1,814	482,616,965	61.72
Y	1,168	299,317,002	38.28
12 Months	133	41,241,615	5.27
24 Months	21	5,535,466	0.71
36 Months	908	220,610,250	28.21
6 Months	100	30,345,786	3.88
60 Months	6	1,583,884	0.20
Total :	2,982	$781,933,967	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II-3

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	2,552	$631,275,585	80.73%
12	430	150,658,382	19.27
Total :	2,982	$781,933,967	100.00%

Loan Type of the Mortgage Loans in Loan Group II-3

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
5/25	2,891	$743,817,416	95.13%
10/20	91	38,116,551	4.87
Total :	2,982	$781,933,967	100.00%

Lien Priority of the Mortgage Loans in Loan Group II-3

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	2,982	$781,933,967	100.00%
Total :	2,982	$781,933,967	100.00%

Balloon Mortgage Loans in Loan Group II-3

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	2,982	$781,933,967	100.00%
Total :	2,982	$781,933,967	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II-3

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	2,558	$660,412,584	84.46%
1 x 30 Days	72	23,538,563	3.01
1 x 60 Days	55	16,197,990	2.07
1 x 90 Days	34	7,397,407	0.95
2 x 30 Days	23	5,424,116	0.69
2 x 60 Days	4	839,022	0.11
2 x 90 Days	32	8,692,067	1.11
3 + x 30 Days	8	1,342,518	0.17
3 + x 60 Days	4	1,325,510	0.17
3 + x 90 Days	192	56,764,190	7.26
Total :	2,982	$781,933,967	100.00%

Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

The Servicers

EMC

EMC will act as the Servicer of the mortgage loans pursuant to the Pooling and Servicing Agreement, referred to herein as the Agreement, dated as of the Cut-off Date, among the Depositor, EMC, in its capacity as Sponsor and Servicer and the Trustee.  Among other things, the Agreement will require that the Servicer accurately and fully report its borrower credit files to credit repositories in a timely manner.

The information set forth in the following paragraphs with respect to the Servicer has been provided by the Servicer. None of the Depositor, the Underwriter, the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

For a further description of EMC, please see "The Sponsor" in this Annex.  EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section of the prospectus supplement.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

•           "performing loans," or performing investment quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

•           "non-performing loans," or non-investment grade, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990.  As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion. From year end 2004 to June 30, 2007 the loan count of EMC’s servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC’s servicing portfolio grew by approximately 190.3%.

Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments.  EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring alternatives are being offered, including different types of loan modifications.  There have been no other appreciable changes to EMC’s servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2004				As of December 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alt-A Arm	19,498	$4,427,820,708	7.96%	15.94%	57,510	$13,625,934,322	12.69%	23.00%
Alt-A Fixed	25,539	4,578,725,473	10.43	16.48	17,680	3,569,563,859	3.90	6.03
PrimeArm	8,311	1,045,610,015	3.39	3.76	7,428	1,010,068,679	1.64	1.71
PrimeFixed	14,560	1,573,271,574	5.95	5.66	15,975	2,140,487,566	3.52	3.61
Seconds	39,486	1,381,961,155	16.13	4.98	155,510	7,164,515,426	34.31	12.10
Subprime	114,436	13,706,363,250	46.74	49.34	142,890	20,373,550,691	31.53	34.40
Other	23,010	1,063,682,459	9.40	3.83	56,216	11,347,144,056	12.40	19.16
Total	244,840	$27,777,434,635	100.00%	100.00%	453,209	$59,231,264,599	100.00%	100.00%

	As of December 31, 2006				As of June 30, 2007
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	52,563	$13,691,917,206	10.87%	19.03%	52,729	$13,832,608,749	10.65%	17.15%
Alt-A Fixed	24,841	5,066,670,855	5.14	7.04	31,561	6,871,224,020	6.37	8.52
Prime Arm	6,374	879,656,182	1.32	1.22	6,260	929,778,835	1.26	1.15
Prime Fixed	14,872	2,152,608,940	3.08	2.99	15,078	2,409,083,088	3.04	2.99
Seconds	169,022	8,428,612,513	34.97	11.71	168,229	8,554,440,442	33.97	10.61
Subprime	132,808	20,106,000,306	27.47	27.94	137,526	22,509,787,024	27.77	27.91
Other	82,918	21,636,703,709	17.15	30.07	83,874	25,542,370,332	16.94	31.67
Total	483,398	$71,962,169,710	100.00%	100.00%	495,257	$80,649,292,489	100.00%	100.00%

Exhibit 3   Sponsor, Depositor and Securities Administrator Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Exhibit 4                      Monthly Statements to Certificateholders

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates

Distribution Date:       8/27/2007

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates
Series 2006-3

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

         Class                     CUSIP           Record         Certificate            Beginning             Interest
                                                     Date        Pass-Through          Certificate         Distribution
                                                                         Rate              Balance

         I-A-1                 07386HK26       08/24/2007            5.51000%       454,679,656.32         2,296,511.16
         I-A-2                 07386HK34       08/24/2007            5.59000%        57,084,831.76           292,512.19
        II-1A-1                07386HK83       07/31/2007            5.72766%       201,451,319.59           961,537.47
        II-1A-2                07386HK91       07/31/2007            5.72766%        35,550,232.87           169,683.08
        II-1X-1                07386HL25       07/31/2007            0.97477%                 0.00           192,518.34
        II-2A-1                07386HL33       07/31/2007            6.22154%       209,338,038.23         1,085,338.02
        II-2A-2                07386HL41       07/31/2007            6.22154%        22,202,327.78           115,110.62
        II-2X-1                07386HL58       07/31/2007            0.40650%                 0.00            78,434.30
        II-3A-1                07386HL66       07/31/2007            6.15728%       173,736,188.17           891,451.73
        II-3A-2                07386HL74       07/31/2007            6.15728%        18,426,556.77            94,547.87
        II-3X-1                07386HL82       07/31/2007            0.38896%                 0.00            62,286.35
        II-4A-1                07386HL90       07/31/2007            6.02127%        30,732,802.11           154,208.64
        II-4A-2                07386HM24       07/31/2007            6.02127%         3,259,981.25            16,357.68
         II-B-1                07386HM32       07/31/2007            5.70000%        36,176,213.18           189,020.71
         II-B-2                07386HM57       07/31/2007            5.81000%        20,592,997.49           109,674.87
        II-XB-1                07386HM40       07/31/2007            0.32821%                 0.00             9,894.35
        II-XB-2                07386HM65       07/31/2007            0.20721%                 0.00             3,555.81
         II-B-3                07386HM73       07/31/2007            6.59821%        13,914,619.04            76,509.59
        III-1A-1               07386HP54       07/31/2007            5.55028%       186,208,511.33           861,257.50
        III-1A-2               07386HP62       07/31/2007            5.55028%        14,158,288.76            65,485.36
        III-1X-1               07386HP70       07/31/2007            0.43830%                 0.00            73,183.97
        III-2A-1               07386HP88       07/31/2007            5.56081%        67,350,802.90           312,104.13
        III-2A-2               07386HP96       07/31/2007            5.56081%         5,121,008.90            23,730.79
        III-2X-1               07386HQ20       07/31/2007            1.00843%                 0.00            60,902.29
         II-B-4                07386HN56       07/31/2007            6.59821%        11,688,160.24            64,267.40
         II-B-5                07386HN64       07/31/2007            6.59821%         8,904,837.25            48,963.28
        III-3A-1               07386HQ38       07/31/2007            6.16036%        61,747,518.62           316,989.30
        III-3A-2               07386HQ46       07/31/2007            6.16036%         4,694,817.12            24,101.48
         II-B-6                07386HN72       07/31/2007            6.59821%         5,572,177.26            30,638.64
        III-4A-1               07386HQ53       07/31/2007            6.16469%        90,424,560.42           464,532.82
        III-4A-2               07386HQ61       07/31/2007            6.16469%         6,875,405.25            35,320.62
        III-4X-1               07386HQ79       07/31/2007            0.35747%                 0.00            28,984.85
        III-5A-1               07386HQ87       07/31/2007            6.11674%       124,066,309.76           632,401.50
        III-5A-2               07386HQ95       07/31/2007            6.11674%         9,433,911.48            48,087.35
        III-6A-1               07386HR52       07/31/2007            6.24315%       142,850,089.76           743,195.31
        III-6A-2               07386HR60       07/31/2007            6.24315%        17,128,633.05            89,113.84
        III-B-1                07386HR29       07/31/2007            6.22674%        23,494,353.04           121,911.08
        III-B-2                07386HR37       07/31/2007            6.22674%        14,996,799.27            77,817.68
        III-B-3                07386HR45       07/31/2007            6.22674%         9,497,207.23            49,280.56
        III-B-4                07386HN98       07/31/2007            6.22674%         8,498,552.42            44,098.58
        III-B-5                07386HP21       07/31/2007            6.22674%         5,498,593.38            28,531.94
        III-B-6                07386HP39       07/31/2007            6.22674%         3,991,311.63            20,710.73
         I-M-1                 07386HK42       08/24/2007            5.67000%        40,074,000.00           208,284.61
         I-M-2                 07386HK59       08/24/2007            5.77000%        19,346,000.00           102,324.22
         I-B-1                 07386HK67       08/24/2007            6.62000%        12,897,000.00            78,263.29
         I-B-2                 07386HK75       08/24/2007            7.47000%         4,606,000.00            31,539.58
         I-B-3                 07386HM81       08/24/2007            7.47000%         5,527,000.00            37,846.13
           XP                  07386HM99       08/24/2007            0.00000%                 0.00             4,821.90
         II-XP                 07386HN80       07/31/2007            0.00000%                 0.00            29,504.70
          B-IO                 07386HN23       07/31/2007            0.00000%        12,897,327.34           322,054.79
           R                   07386HN31       07/31/2007            0.00000%                 0.00                 0.00

Totals                                                                            2,194,694,940.97        11,879,403.00

                                   Certificateholder Distribution Summary (continued)

         Class                   Principal           Current               Ending                Total        Cumulative
                              Distribution          Realized          Certificate         Distribution          Realized
                                                        Loss              Balance                                 Losses

         I-A-1               10,438,909.72              0.00       444,240,746.61        12,735,420.88              0.00
         I-A-2                1,310,600.54              0.00        55,774,231.21         1,603,112.73              0.00
        II-1A-1               3,326,021.32              0.00       198,125,298.28         4,287,558.79              0.00
        II-1A-2                 586,944.94              0.00        34,963,287.93           756,628.02              0.00
        II-1X-1                       0.00              0.00                 0.00           192,518.34              0.00
        II-2A-1               1,973,915.83              0.00       207,364,122.40         3,059,253.85              0.00
        II-2A-2                 209,352.90              0.00        21,992,974.88           324,463.52              0.00
        II-2X-1                       0.00              0.00                 0.00            78,434.30              0.00
        II-3A-1               2,677,931.35              0.00       171,058,256.82         3,569,383.08              0.00
        II-3A-2                 284,022.89              0.00        18,142,533.88           378,570.76              0.00
        II-3X-1                       0.00              0.00                 0.00            62,286.35              0.00
        II-4A-1                 249,790.76              0.00        30,483,011.35           403,999.40              0.00
        II-4A-2                  26,496.55              0.00         3,233,484.71            42,854.23              0.00
         II-B-1                   3,495.94              0.00        36,172,717.24           192,516.65              0.00
         II-B-2                   1,990.03              0.00        20,591,007.46           111,664.90              0.00
        II-XB-1                       0.00              0.00                 0.00             9,894.35              0.00
        II-XB-2                       0.00              0.00                 0.00             3,555.81              0.00
         II-B-3                   1,344.66              0.00        13,913,274.39            77,854.25              0.00
        III-1A-1              2,005,992.20              0.00       184,202,519.13         2,867,249.70              0.00
        III-1A-2                152,524.80              0.00        14,005,763.95           218,010.16              0.00
        III-1X-1                      0.00              0.00                 0.00            73,183.97              0.00
        III-2A-1              2,023,737.21              0.00        65,327,065.69         2,335,841.34              0.00
        III-2A-2                153,874.58              0.00         4,967,134.32           177,605.37              0.00
        III-2X-1                      0.00              0.00                 0.00            60,902.29              0.00
         II-B-4                   1,129.50              0.00        11,687,030.74            65,396.90              0.00
         II-B-5                     860.53              0.00         8,903,976.72            49,823.81              0.00
        III-3A-1                103,141.88              0.00        61,644,376.73           420,131.18              0.00
        III-3A-2                  7,842.13              0.00         4,686,974.98            31,943.61              0.00
         II-B-6                     538.47        268,648.37         5,302,990.42            31,177.11        821,700.72
        III-4A-1                  6,924.59              0.00        90,417,635.83           471,457.41              0.00
        III-4A-2                    526.51              0.00         6,874,878.74            35,847.13              0.00
        III-4X-1                      0.00              0.00                 0.00            28,984.85              0.00
        III-5A-1              3,236,657.07              0.00       120,829,652.69         3,869,058.57              0.00
        III-5A-2                246,113.04              0.00         9,187,798.44           294,200.39              0.00
        III-6A-1              1,425,901.28              0.00       141,424,188.48         2,169,096.59              0.00
        III-6A-2                170,974.62              0.00        16,957,658.43           260,088.46              0.00
        III-B-1                   2,281.78              0.00        23,492,071.26           124,192.86              0.00
        III-B-2                   1,456.49              0.00        14,995,342.78            79,274.17              0.00
        III-B-3                     922.37              0.00         9,496,284.86            50,202.93              0.00
        III-B-4                     825.38              0.00         8,497,727.04            44,923.96              0.00
        III-B-5                     534.02              0.00         5,498,059.35            29,065.96              0.00
        III-B-6                     387.64        255,927.03         3,734,996.96            21,098.37        266,148.29
         I-M-1                        0.00              0.00        40,074,000.00           208,284.61              0.00
         I-M-2                        0.00              0.00        19,346,000.00           102,324.22              0.00
         I-B-1                        0.00              0.00        12,897,000.00            78,263.29              0.00
         I-B-2                        0.00              0.00         4,606,000.00            31,539.58              0.00
         I-B-3                        0.00              0.00         5,527,000.00            37,846.13              0.00
           XP                         0.00              0.00                 0.00             4,821.90              0.00
         II-XP                        0.00              0.00                 0.00            29,504.70              0.00
          B-IO                        0.00              0.00        12,897,327.34           322,054.79              0.00
           R                          0.00              0.00                 0.00                 0.00              0.00

Totals                       30,633,963.52        524,575.40     2,163,536,402.04        42,513,366.52      1,087,849.01

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

All Record Dates are based upon the governing documents and logic set forth as of closing.
NOTE: Interest and principal distributions have been updated due to the following classes were paid off the incorrect
Beginning Collateral balances; II-IA-1, II-1A-2, II-IX-1, II-B-1, II-B-2, II-XB-1, IIXB-2, II-B-3, II-B-4, II-B-5,
II-B-6.

                                             Principal Distribution Statement

         Class                      Original           Beginning            Scheduled        UnScheduled         Accretion
                                        Face         Certificate            Principal          Principal
                                      Amount             Balance         Distribution       Distribution

         I-A-1                733,766,000.00      454,679,656.32                 0.00      10,438,909.72              0.00
         I-A-2                 92,124,000.00       57,084,831.76                 0.00       1,310,600.54              0.00
        II-1A-1               276,267,000.00      201,451,319.59            22,056.55       3,303,964.76              0.00
        II-1A-2                48,753,000.00       35,550,232.87             3,892.33         583,052.61              0.00
        II-1X-1                         0.00                0.00                 0.00               0.00              0.00
        II-2A-1               281,681,000.00      209,338,038.23            18,154.53       1,955,761.30              0.00
        II-2A-2                29,875,000.00       22,202,327.78             1,925.46         207,427.44              0.00
        II-2X-1                         0.00                0.00                 0.00               0.00              0.00
        II-3A-1               304,609,000.00      173,736,188.17            14,849.56       2,663,081.79              0.00
        II-3A-2                32,307,000.00       18,426,556.77             1,574.95         282,447.94              0.00
        II-3X-1                         0.00                0.00                 0.00               0.00              0.00
        II-4A-1                40,066,000.00       30,732,802.11             4,806.26         244,984.50              0.00
        II-4A-2                 4,250,000.00        3,259,981.25               509.82          25,986.72              0.00
         II-B-1                36,250,000.00       36,176,213.18             3,495.94               0.00              0.00
         II-B-2                20,635,000.00       20,592,997.49             1,990.03               0.00              0.00
        II-XB-1                         0.00                0.00                 0.00               0.00              0.00
        II-XB-2                         0.00                0.00                 0.00               0.00              0.00
         II-B-3                13,943,000.00       13,914,619.04             1,344.66               0.00              0.00
        III-1A-1              233,328,000.00      186,208,511.33            11,044.23       1,994,947.97              0.00
        III-1A-2               17,741,000.00       14,158,288.76               839.74         151,685.06              0.00
        III-1X-1                        0.00                0.00                 0.00               0.00              0.00
        III-2A-1              109,121,000.00       67,350,802.90            10,955.54       2,012,781.68              0.00
        III-2A-2                8,297,000.00        5,121,008.90               833.00         153,041.57              0.00
         II-B-4                11,712,000.00       11,688,160.24             1,129.50               0.00              0.00
        III-2X-1                        0.00                0.00                 0.00               0.00              0.00
         II-B-5                 8,923,000.00        8,904,837.25               860.53               0.00              0.00
        III-3A-1               80,413,000.00       61,747,518.62             3,725.16          99,416.72              0.00
         II-B-6                 6,137,409.00        5,572,177.26               538.47               0.00              0.00
        III-3A-2                6,114,000.00        4,694,817.12               283.23           7,558.90              0.00
        III-4A-1              125,035,000.00       90,424,560.42             4,158.71           2,765.88              0.00
        III-4A-2                9,507,000.00        6,875,405.25               316.21             210.30              0.00
        III-4X-1                        0.00                0.00                 0.00               0.00              0.00
        III-5A-1              147,700,000.00      124,066,309.76            13,979.34       3,222,677.73              0.00
        III-5A-2               11,231,000.00        9,433,911.48             1,062.98         245,050.06              0.00
        III-6A-1              166,580,000.00      142,850,089.76            21,073.84       1,404,827.44              0.00
        III-6A-2               19,974,000.00       17,128,633.05             2,526.89         168,447.73              0.00
        III-B-1                23,526,000.00       23,494,353.04             2,281.78               0.00              0.00
        III-B-2                15,017,000.00       14,996,799.27             1,456.49               0.00              0.00
        III-B-3                 9,510,000.00        9,497,207.23               922.37               0.00              0.00
        III-B-4                 8,510,000.00        8,498,552.42               825.38               0.00              0.00
        III-B-5                 5,506,000.00        5,498,593.38               534.02               0.00              0.00
        III-B-6                 4,006,922.00        3,991,311.63               387.64               0.00              0.00
         I-M-1                 40,074,000.00       40,074,000.00                 0.00               0.00              0.00
         I-M-2                 19,346,000.00       19,346,000.00                 0.00               0.00              0.00
         I-B-1                 12,897,000.00       12,897,000.00                 0.00               0.00              0.00
         I-B-2                  4,606,000.00        4,606,000.00                 0.00               0.00              0.00
         I-B-3                  5,527,000.00        5,527,000.00                 0.00               0.00              0.00
           XP                           0.00                0.00                 0.00               0.00              0.00
         II-XP                          0.00                0.00                 0.00               0.00              0.00
          B-IO                 12,897,667.00       12,897,327.34                 0.00               0.00              0.00
           R                            0.00                0.00                 0.00               0.00              0.00

Totals                      3,037,762,998.00    2,194,694,940.97           154,335.14      30,479,628.36              0.00

                                          Principal Distribution Statement (continued)

         Class                    Realized             Total               Ending                    Ending                Total
                                      Loss         Principal          Certificate               Certificate            Principal
                                                   Reduction              Balance                Percentage         Distribution

         I-A-1                        0.00     10,438,909.72       444,240,746.61                0.60542564        10,438,909.72
         I-A-2                        0.00      1,310,600.54        55,774,231.21                0.60542564         1,310,600.54
        II-1A-1                       0.00      3,326,021.32       198,125,298.28                0.71715152         3,326,021.32
        II-1A-2                       0.00        586,944.94        34,963,287.93                0.71715152           586,944.94
        II-1X-1                       0.00              0.00                 0.00                0.00000000                 0.00
        II-2A-1                       0.00      1,973,915.83       207,364,122.40                0.73616652         1,973,915.83
        II-2A-2                       0.00        209,352.90        21,992,974.88                0.73616652           209,352.90
        II-2X-1                       0.00              0.00                 0.00                0.00000000                 0.00
        II-3A-1                       0.00      2,677,931.35       171,058,256.82                0.56156665         2,677,931.35
        II-3A-2                       0.00        284,022.89        18,142,533.88                0.56156665           284,022.89
        II-3X-1                       0.00              0.00                 0.00                0.00000000                 0.00
        II-4A-1                       0.00        249,790.76        30,483,011.35                0.76081993           249,790.76
        II-4A-2                       0.00         26,496.55         3,233,484.71                0.76081993            26,496.55
         II-B-1                       0.00          3,495.94        36,172,717.24                0.99786806             3,495.94
         II-B-2                       0.00          1,990.03        20,591,007.46                0.99786806             1,990.03
        II-XB-1                       0.00              0.00                 0.00                0.00000000                 0.00
        II-XB-2                       0.00              0.00                 0.00                0.00000000                 0.00
         II-B-3                       0.00          1,344.66        13,913,274.39                0.99786806             1,344.66
        III-1A-1                      0.00      2,005,992.20       184,202,519.13                0.78945741         2,005,992.20
        III-1A-2                      0.00        152,524.80        14,005,763.95                0.78945741           152,524.80
        III-1X-1                      0.00              0.00                 0.00                0.00000000                 0.00
        III-2A-1                      0.00      2,023,737.21        65,327,065.69                0.59866630         2,023,737.21
        III-2A-2                      0.00        153,874.58         4,967,134.32                0.59866630           153,874.58
         II-B-4                       0.00          1,129.50        11,687,030.74                0.99786806             1,129.50
        III-2X-1                      0.00              0.00                 0.00                0.00000000                 0.00
         II-B-5                       0.00            860.53         8,903,976.72                0.99786806               860.53
        III-3A-1                      0.00        103,141.88        61,644,376.73                0.76659715           103,141.88
         II-B-6                 268,648.37        269,186.84         5,302,990.42                0.86404384               538.47
        III-3A-2                      0.00          7,842.13         4,686,974.98                0.76659715             7,842.13
        III-4A-1                      0.00          6,924.59        90,417,635.83                0.72313861             6,924.59
        III-4A-2                      0.00            526.51         6,874,878.74                0.72313861               526.51
        III-4X-1                      0.00              0.00                 0.00                0.00000000                 0.00
        III-5A-1                      0.00      3,236,657.07       120,829,652.69                0.81807483         3,236,657.07
        III-5A-2                      0.00        246,113.04         9,187,798.44                0.81807483           246,113.04
        III-6A-1                      0.00      1,425,901.28       141,424,188.48                0.84898660         1,425,901.28
        III-6A-2                      0.00        170,974.62        16,957,658.43                0.84898660           170,974.62
        III-B-1                       0.00          2,281.78        23,492,071.26                0.99855782             2,281.78
        III-B-2                       0.00          1,456.49        14,995,342.78                0.99855782             1,456.49
        III-B-3                       0.00            922.37         9,496,284.86                0.99855782               922.37
        III-B-4                       0.00            825.38         8,497,727.04                0.99855782               825.38
        III-B-5                       0.00            534.02         5,498,059.35                0.99855782               534.02
        III-B-6                 255,927.03        256,314.67         3,734,996.96                0.93213618               387.64
         I-M-1                        0.00              0.00        40,074,000.00                1.00000000                 0.00
         I-M-2                        0.00              0.00        19,346,000.00                1.00000000                 0.00
         I-B-1                        0.00              0.00        12,897,000.00                1.00000000                 0.00
         I-B-2                        0.00              0.00         4,606,000.00                1.00000000                 0.00
         I-B-3                        0.00              0.00         5,527,000.00                1.00000000                 0.00
           XP                         0.00              0.00                 0.00                0.00000000                 0.00
         II-XP                        0.00              0.00                 0.00                0.00000000                 0.00
          B-IO                        0.00              0.00        12,897,327.34                0.99997367                 0.00
           R                          0.00              0.00                 0.00                0.00000000                 0.00

Totals                          524,575.40     31,158,538.92     2,163,536,402.04                0.71221369        30,633,963.52

                                            Principal Distribution Factors Statement

         Class                    Original             Beginning              Scheduled           UnScheduled          Accretion
                                      Face           Certificate              Principal             Principal
                                    Amount               Balance           Distribution          Distribution

         I-A-1              733,766,000.00          619.65211841             0.00000000           14.22648327         0.00000000
         I-A-2               92,124,000.00          619.65211845             0.00000000           14.22648322         0.00000000
        II-1A-1             276,267,000.00          729.19067275             0.07983780           11.95931747         0.00000000
        II-1A-2              48,753,000.00          729.19067278             0.07983775           11.95931758         0.00000000
        II-1X-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
        II-2A-1             281,681,000.00          743.17415172             0.06445067            6.94317792         0.00000000
        II-2A-2              29,875,000.00          743.17415163             0.06445054            6.94317791         0.00000000
        II-2X-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
        II-3A-1             304,609,000.00          570.35802675             0.04874958            8.74262346         0.00000000
        II-3A-2              32,307,000.00          570.35802674             0.04874950            8.74262358         0.00000000
        II-3X-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
        II-4A-1              40,066,000.00          767.05441297             0.11995857            6.11452354         0.00000000
        II-4A-2               4,250,000.00          767.05441176             0.11995765            6.11452235         0.00000000
         II-B-1              36,250,000.00          997.96450152             0.09643972            0.00000000         0.00000000
         II-B-2              20,635,000.00          997.96450157             0.09643954            0.00000000         0.00000000
        II-XB-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
        II-XB-2                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-B-3              13,943,000.00          997.96450118             0.09643979            0.00000000         0.00000000
        III-1A-1            233,328,000.00          798.05471838             0.04733350            8.54997244         0.00000000
        III-1A-2             17,741,000.00          798.05471845             0.04733330            8.54997238         0.00000000
        III-1X-1                      0.00            0.00000000             0.00000000            0.00000000         0.00000000
        III-2A-1            109,121,000.00          617.21211224             0.10039809           18.44541087         0.00000000
        III-2A-2              8,297,000.00          617.21211281             0.10039773           18.44541039         0.00000000
        III-2X-1                      0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-B-4              11,712,000.00          997.96450137             0.09643955            0.00000000         0.00000000
         II-B-5               8,923,000.00          997.96450185             0.09643954            0.00000000         0.00000000
        III-3A-1             80,413,000.00          767.87980327             0.04632535            1.23632646         0.00000000
        III-3A-2              6,114,000.00          767.87980373             0.04632483            1.23632646         0.00000000
         II-B-6               6,137,409.00          907.90384998             0.08773572            0.00000000         0.00000000
        III-4A-1            125,035,000.00          723.19398904             0.03326037            0.02212085         0.00000000
        III-4A-2              9,507,000.00          723.19398864             0.03326076            0.02212054         0.00000000
        III-4X-1                      0.00            0.00000000             0.00000000            0.00000000         0.00000000
        III-5A-1            147,700,000.00          839.98855626             0.09464685           21.81907739         0.00000000
        III-5A-2             11,231,000.00          839.98855667             0.09464696           21.81907755         0.00000000
        III-6A-1            166,580,000.00          857.54646272             0.12650882            8.43334998         0.00000000
        III-6A-2             19,974,000.00          857.54646290             0.12650896            8.43334985         0.00000000
        III-B-1              23,526,000.00          998.65480915             0.09698971            0.00000000         0.00000000
        III-B-2              15,017,000.00          998.65480922             0.09698941            0.00000000         0.00000000
        III-B-3               9,510,000.00          998.65480862             0.09698948            0.00000000         0.00000000
        III-B-4               8,510,000.00          998.65480846             0.09698942            0.00000000         0.00000000
        III-B-5               5,506,000.00          998.65480930             0.09698874            0.00000000         0.00000000
        III-B-6               4,006,922.00          996.10414927             0.09674259            0.00000000         0.00000000
         I-M-1               40,074,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-M-2               19,346,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-1               12,897,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-2                4,606,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-3                5,527,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
           XP                         0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-XP                        0.00            0.00000000             0.00000000            0.00000000         0.00000000
          B-IO               12,897,667.00          999.97366500             0.00000000            0.00000000         0.00000000
           R                          0.00            0.00000000             0.00000000            0.00000000         0.00000000

                                      Principal Distribution Factors Statement (continued)

         Class                  Realized                 Total                 Ending               Ending                 Total
                                    Loss             Principal            Certificate          Certificate             Principal
                                                     Reduction                Balance           Percentage          Distribution

         I-A-1                0.00000000           14.22648327           605.42563516           0.60542564           14.22648327
         I-A-2                0.00000000           14.22648322           605.42563512           0.60542564           14.22648322
        II-1A-1               0.00000000           12.03915531           717.15151748           0.71715152           12.03915531
        II-1A-2               0.00000000           12.03915533           717.15151745           0.71715152           12.03915533
        II-1X-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        II-2A-1               0.00000000            7.00762859           736.16652312           0.73616652            7.00762859
        II-2A-2               0.00000000            7.00762845           736.16652318           0.73616652            7.00762845
        II-2X-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        II-3A-1               0.00000000            8.79137304           561.56665371           0.56156665            8.79137304
        II-3A-2               0.00000000            8.79137308           561.56665367           0.56156665            8.79137308
        II-3X-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        II-4A-1               0.00000000            6.23448210           760.81993086           0.76081993            6.23448210
        II-4A-2               0.00000000            6.23448235           760.81993176           0.76081993            6.23448235
         II-B-1               0.00000000            0.09643972           997.86806179           0.99786806            0.09643972
         II-B-2               0.00000000            0.09643954           997.86806203           0.99786806            0.09643954
        II-XB-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        II-XB-2               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-B-3               0.00000000            0.09643979           997.86806211           0.99786806            0.09643979
        III-1A-1              0.00000000            8.59730594           789.45741244           0.78945741            8.59730594
        III-1A-2              0.00000000            8.59730568           789.45741221           0.78945741            8.59730568
        III-1X-1              0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        III-2A-1              0.00000000           18.54580887           598.66630337           0.59866630           18.54580887
        III-2A-2              0.00000000           18.54580933           598.66630348           0.59866630           18.54580933
        III-2X-1              0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-B-4               0.00000000            0.09643955           997.86806182           0.99786806            0.09643955
         II-B-5               0.00000000            0.09643954           997.86806231           0.99786806            0.09643954
        III-3A-1              0.00000000            1.28265181           766.59715133           0.76659715            1.28265181
        III-3A-2              0.00000000            1.28265129           766.59715080           0.76659715            1.28265129
         II-B-6              43.77227752           43.86001324           864.04383674           0.86404384            0.08773572
        III-4A-1              0.00000000            0.05538121           723.13860783           0.72313861            0.05538121
        III-4A-2              0.00000000            0.05538130           723.13860734           0.72313861            0.05538130
        III-4X-1              0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
        III-5A-1              0.00000000           21.91372424           818.07483202           0.81807483           21.91372424
        III-5A-2              0.00000000           21.91372451           818.07483216           0.81807483           21.91372451
        III-6A-1              0.00000000            8.55985881           848.98660391           0.84898660            8.55985881
        III-6A-2              0.00000000            8.55985882           848.98660409           0.84898660            8.55985882
        III-B-1               0.00000000            0.09698971           998.55781943           0.99855782            0.09698971
        III-B-2               0.00000000            0.09698941           998.55781980           0.99855782            0.09698941
        III-B-3               0.00000000            0.09698948           998.55781914           0.99855782            0.09698948
        III-B-4               0.00000000            0.09698942           998.55781904           0.99855782            0.09698942
        III-B-5               0.00000000            0.09698874           998.55781874           0.99855782            0.09698874
        III-B-6              63.87122834           63.96797093           932.13617834           0.93213618            0.09674259
         I-M-1                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-M-2                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-1                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-2                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-3                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
           XP                 0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-XP                0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
          B-IO                0.00000000            0.00000000           999.97366500           0.99997367            0.00000000
           R                  0.00000000            0.00000000             0.00000000           0.00000000            0.00000000

NOTE: All Classes are Per 1,000 Denomination

                                                 Interest Distribution Statement

         Class                Accrual         Accrual        Current         Beginning             Current            Payment of
                               Dates           Days      Certificate      Certificate/             Accrued        Unpaid Interest
                                                                Rate          Notional            Interest          Shortfall (1)
                                                                               Balance

         I-A-1           07/25/07 - 08/26/07    33          5.51000%    454,679,656.32        2,296,511.16                   0.00
         I-A-2           07/25/07 - 08/26/07    33          5.59000%     57,084,831.76          292,512.19                   0.00
        II-1A-1          07/01/07 - 07/30/07    30          5.72766%    201,451,319.59          961,537.47                   0.00
        II-1A-2          07/01/07 - 07/30/07    30          5.72766%     35,550,232.87          169,683.08                   0.00
        II-1X-1          07/01/07 - 07/30/07    30          0.97477%    237,001,552.46          192,518.34                   0.00
        II-2A-1          07/01/07 - 07/30/07    30          6.22154%    209,338,038.23        1,085,338.02                   0.00
        II-2A-2          07/01/07 - 07/30/07    30          6.22154%     22,202,327.78          115,110.62                   0.00
        II-2X-1          07/01/07 - 07/30/07    30          0.40650%    231,540,366.02           78,434.30                   0.00
        II-3A-1          07/01/07 - 07/30/07    30          6.15728%    173,736,188.17          891,451.73                   0.00
        II-3A-2          07/01/07 - 07/30/07    30          6.15728%     18,426,556.77           94,547.87                   0.00
        II-3X-1          07/01/07 - 07/30/07    30          0.38896%    192,162,744.94           62,286.35                   0.00
        II-4A-1          07/01/07 - 07/30/07    30          6.02127%     30,732,802.11          154,208.64                   0.00
        II-4A-2          07/01/07 - 07/30/07    30          6.02127%      3,259,981.25           16,357.68                   0.00
         II-B-1          07/25/07 - 08/26/07    33          5.70000%     36,176,213.18          189,020.71                   0.00
         II-B-2          07/25/07 - 08/26/07    33          5.81000%     20,592,997.49          109,674.87                   0.00
        II-XB-1          07/01/07 - 07/30/07    30          0.32821%     36,176,213.18            9,894.35                   0.00
        II-XB-2          07/01/07 - 07/30/07    30          0.20721%     20,592,997.49            3,555.81                   0.00
         II-B-3          07/01/07 - 07/30/07    30          6.59821%     13,914,619.04           76,509.59                   0.00
        III-1A-1         07/01/07 - 07/30/07    30          5.55028%    186,208,511.33          861,257.50                   0.00
        III-1A-2         07/01/07 - 07/30/07    30          5.55028%     14,158,288.76           65,485.36                   0.00
        III-1X-1         07/01/07 - 07/30/07    30          0.43830%    200,366,800.09           73,183.97                   0.00
        III-2A-1         07/01/07 - 07/30/07    30          5.56081%     67,350,802.90          312,104.13                   0.00
        III-2A-2         07/01/07 - 07/30/07    30          5.56081%      5,121,008.90           23,730.79                   0.00
        III-2X-1         07/01/07 - 07/30/07    30          1.00843%     72,471,811.80           60,902.29                   0.00
         II-B-4          07/01/07 - 07/30/07    30          6.59821%     11,688,160.24           64,267.40                   0.00
         II-B-5          07/01/07 - 07/30/07    30          6.59821%      8,904,837.25           48,963.28                   0.00
        III-3A-1         07/01/07 - 07/30/07    30          6.16036%     61,747,518.62          316,989.30                   0.00
        III-3A-2         07/01/07 - 07/30/07    30          6.16036%      4,694,817.12           24,101.48                   0.00
         II-B-6          07/01/07 - 07/30/07    30          6.59821%      5,572,177.26           30,638.64                   0.00
        III-4A-1         07/01/07 - 07/30/07    30          6.16469%     90,424,560.42          464,532.82                   0.00
        III-4A-2         07/01/07 - 07/30/07    30          6.16469%      6,875,405.25           35,320.62                   0.00
        III-4X-1         07/01/07 - 07/30/07    30          0.35747%     97,299,965.68           28,984.85                   0.00
        III-5A-1         07/01/07 - 07/30/07    30          6.11674%    124,066,309.76          632,401.50                   0.00
        III-5A-2         07/01/07 - 07/30/07    30          6.11674%      9,433,911.48           48,087.35                   0.00
        III-6A-1         07/01/07 - 07/30/07    30          6.24315%    142,850,089.76          743,195.31                   0.00
        III-6A-2         07/01/07 - 07/30/07    30          6.24315%     17,128,633.05           89,113.84                   0.00
        III-B-1          07/01/07 - 07/30/07    30          6.22674%     23,494,353.04          121,911.08                   0.00
        III-B-2          07/01/07 - 07/30/07    30          6.22674%     14,996,799.27           77,817.68                   0.00
        III-B-3          07/01/07 - 07/30/07    30          6.22674%      9,497,207.23           49,280.56                   0.00
        III-B-4          07/01/07 - 07/30/07    30          6.22674%      8,498,552.42           44,098.58                   0.00
        III-B-5          07/01/07 - 07/30/07    30          6.22674%      5,498,593.38           28,531.94                   0.00
        III-B-6          07/01/07 - 07/30/07    30          6.22674%      3,991,311.63           20,710.73                   0.00
         I-M-1           07/25/07 - 08/26/07    33          5.67000%     40,074,000.00          208,284.61                   0.00
         I-M-2           07/25/07 - 08/26/07    33          5.77000%     19,346,000.00          102,324.22                   0.00
         I-B-1           07/25/07 - 08/26/07    33          6.62000%     12,897,000.00           78,263.29               1,289.11
         I-B-2           07/25/07 - 08/26/07    33          7.47000%      4,606,000.00           31,539.58               4,049.23
         I-B-3           07/25/07 - 08/26/07    33          7.47000%      5,527,000.00           37,846.13               4,858.90
           XP                            N/A    N/A         0.00000%              0.00                0.00                   0.00
         II-XP                           N/A    N/A         0.00000%              0.00                0.00                   0.00
          B-IO                           N/A    N/A         0.00000%     12,897,327.34                0.00                   0.00
           R                             N/A    N/A         0.00000%              0.00                0.00                   0.00

Totals                                                                                       11,523,021.61              10,197.24

                                          Interest Distribution Statement (continued)

         Class                     Current       Non-Supported              Total           Remaining                   Ending
                                  Interest            Interest           Interest     Unpaid Interest             Certificate/
                              Shortfall(1)           Shortfall       Distribution        Shortfall(1)                 Notional
                                                                                                                       Balance

         I-A-1                        0.00                0.00       2,296,511.16                0.00           444,240,746.61
         I-A-2                        0.00                0.00         292,512.19                0.00            55,774,231.21
        II-1A-1                       0.00                0.00         961,537.47                0.00           198,125,298.28
        II-1A-2                       0.00                0.00         169,683.08                0.00            34,963,287.93
        II-1X-1                       0.00                0.00         192,518.34                0.00           233,088,586.21
        II-2A-1                       0.00                0.00       1,085,338.02                0.00           207,364,122.40
        II-2A-2                       0.00                0.00         115,110.62                0.00            21,992,974.88
        II-2X-1                       0.00                0.00          78,434.30                0.00           229,357,097.28
        II-3A-1                       0.00                0.00         891,451.73                0.00           171,058,256.82
        II-3A-2                       0.00                0.00          94,547.87                0.00            18,142,533.88
        II-3X-1                       0.00                0.00          62,286.35                0.00           189,200,790.70
        II-4A-1                       0.00                0.00         154,208.64                0.00            30,483,011.35
        II-4A-2                       0.00                0.00          16,357.68                0.00             3,233,484.71
         II-B-1                       0.00                0.00         189,020.71                0.00            36,172,717.24
         II-B-2                       0.00                0.00         109,674.87                0.00            20,591,007.46
        II-XB-1                       0.00                0.00           9,894.35                0.00            36,172,717.24
        II-XB-2                       0.00                0.00           3,555.81                0.00            20,591,007.46
         II-B-3                       0.00                0.00          76,509.59                0.00            13,913,274.39
        III-1A-1                      0.00                0.00         861,257.50                0.00           184,202,519.13
        III-1A-2                      0.00                0.00          65,485.36                0.00            14,005,763.95
        III-1X-1                      0.00                0.00          73,183.97                0.00           198,208,283.08
        III-2A-1                      0.00                0.00         312,104.13                0.00            65,327,065.69
        III-2A-2                      0.00                0.00          23,730.79                0.00             4,967,134.32
        III-2X-1                      0.00                0.00          60,902.29                0.00            70,294,200.01
         II-B-4                       0.00                0.00          64,267.40                0.00            11,687,030.74
         II-B-5                       0.00                0.00          48,963.28                0.00             8,903,976.72
        III-3A-1                      0.00                0.00         316,989.30                0.00            61,644,376.73
        III-3A-2                      0.00                0.00          24,101.48                0.00             4,686,974.98
         II-B-6                       0.00                0.00          30,638.64                0.00             5,302,990.42
        III-4A-1                      0.00                0.00         464,532.82                0.00            90,417,635.83
        III-4A-2                      0.00                0.00          35,320.62                0.00             6,874,878.74
        III-4X-1                      0.00                0.00          28,984.85                0.00            97,292,514.57
        III-5A-1                      0.00                0.00         632,401.50                0.00           120,829,652.69
        III-5A-2                      0.00                0.00          48,087.35                0.00             9,187,798.44
        III-6A-1                      0.00                0.00         743,195.31                0.00           141,424,188.48
        III-6A-2                      0.00                0.00          89,113.84                0.00            16,957,658.43
        III-B-1                       0.00                0.00         121,911.08                0.00            23,492,071.26
        III-B-2                       0.00                0.00          77,817.68                0.00            14,995,342.78
        III-B-3                       0.00                0.00          49,280.56                0.00             9,496,284.86
        III-B-4                       0.00                0.00          44,098.58                0.00             8,497,727.04
        III-B-5                       0.00                0.00          28,531.94                0.00             5,498,059.35
        III-B-6                       0.00                0.00          20,710.73                0.00             3,734,996.96
         I-M-1                        0.00                0.00         208,284.61                0.00            40,074,000.00
         I-M-2                        0.00                0.00         102,324.22                0.00            19,346,000.00
         I-B-1                    1,289.11                0.00          78,263.29                0.00            12,897,000.00
         I-B-2                    4,049.23                0.00          31,539.58                0.00             4,606,000.00
         I-B-3                    4,858.90                0.00          37,846.13                0.00             5,527,000.00
           XP                         0.00                0.00           4,821.90                0.00                     0.00
         II-XP                        0.00                0.00          29,504.70                0.00                     0.00
          B-IO                        0.00                0.00         322,054.79                0.00            12,897,327.34
           R                          0.00                0.00               0.00                0.00                     0.00

Totals                           10,197.24                0.00      11,879,403.00                0.00

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

                                             Interest Distribution Factors Statement

         Class                      Original        Current               Beginning                Current           Payment of
                                        Face    Certificate             Certificate/               Accrued       Unpaid Interest
                                      Amount           Rate                 Notional              Interest         Shortfall (1)
                                                                             Balance

         I-A-1                733,766,000.00       5.51000%             619.65211841            3.12975957            0.00000000
         I-A-2                 92,124,000.00       5.59000%             619.65211845            3.17520071            0.00000000
        II-1A-1               276,267,000.00       5.72766%             729.19067275            3.48046444            0.00000000
        II-1A-2                48,753,000.00       5.72766%             729.19067278            3.48046438            0.00000000
        II-1X-1                         0.00       0.97477%             729.19067276            0.59232767            0.00000000
        II-2A-1               281,681,000.00       6.22154%             743.17415172            3.85307500            0.00000000
        II-2A-2                29,875,000.00       6.22154%             743.17415163            3.85307515            0.00000000
        II-2X-1                         0.00       0.40650%             743.17415174            0.25175025            0.00000000
        II-3A-1               304,609,000.00       6.15728%             570.35802675            2.92654429            0.00000000
        II-3A-2                32,307,000.00       6.15728%             570.35802674            2.92654440            0.00000000
        II-3X-1                         0.00       0.38896%             570.35802675            0.18487205            0.00000000
        II-4A-1                40,066,000.00       6.02127%             767.05441297            3.84886537            0.00000000
        II-4A-2                 4,250,000.00       6.02127%             767.05441176            3.84886588            0.00000000
         II-B-1                36,250,000.00       5.70000%             997.96450152            5.21436441            0.00000000
         II-B-2                20,635,000.00       5.81000%             997.96450157            5.31499249            0.00000000
        II-XB-1                         0.00       0.32821%             997.96450152            0.27294759            0.00000000
        II-XB-2                         0.00       0.20721%             997.96450157            0.17231936            0.00000000
         II-B-3                13,943,000.00       6.59821%             997.96450118            5.48731191            0.00000000
        III-1A-1              233,328,000.00       5.55028%             798.05471838            3.69118794            0.00000000
        III-1A-2               17,741,000.00       5.55028%             798.05471845            3.69118764            0.00000000
        III-1X-1                        0.00       0.43830%             798.05471838            0.29148947            0.00000000
        III-2A-1              109,121,000.00       5.56081%             617.21211224            2.86016560            0.00000000
        III-2A-2                8,297,000.00       5.56081%             617.21211281            2.86016512            0.00000000
        III-2X-1                        0.00       1.00843%             617.21211228            0.51867933            0.00000000
         II-B-4                11,712,000.00       6.59821%             997.96450137            5.48731216            0.00000000
         II-B-5                 8,923,000.00       6.59821%             997.96450185            5.48731144            0.00000000
        III-3A-1               80,413,000.00       6.16036%             767.87980327            3.94201559            0.00000000
        III-3A-2                6,114,000.00       6.16036%             767.87980373            3.94201505            0.00000000
         II-B-6                 6,137,409.00       6.59821%             907.90384998            4.99211312            0.00000000
        III-4A-1              125,035,000.00       6.16469%             723.19398904            3.71522230            0.00000000
        III-4A-2                9,507,000.00       6.16469%             723.19398864            3.71522247            0.00000000
        III-4X-1                        0.00       0.35747%             723.19398909            0.21543347            0.00000000
        III-5A-1              147,700,000.00       6.11674%             839.98855626            4.28166215            0.00000000
        III-5A-2               11,231,000.00       6.11674%             839.98855667            4.28166236            0.00000000
        III-6A-1              166,580,000.00       6.24315%             857.54646272            4.46149184            0.00000000
        III-6A-2               19,974,000.00       6.24315%             857.54646290            4.46149194            0.00000000
        III-B-1                23,526,000.00       6.22674%             998.65480915            5.18197229            0.00000000
        III-B-2                15,017,000.00       6.22674%             998.65480922            5.18197243            0.00000000
        III-B-3                 9,510,000.00       6.22674%             998.65480862            5.18197266            0.00000000
        III-B-4                 8,510,000.00       6.22674%             998.65480846            5.18197180            0.00000000
        III-B-5                 5,506,000.00       6.22674%             998.65480930            5.18197239            0.00000000
        III-B-6                 4,006,922.00       6.22674%             996.10414927            5.16873800            0.00000000
         I-M-1                 40,074,000.00       5.67000%            1000.00000000            5.19749988            0.00000000
         I-M-2                 19,346,000.00       5.77000%            1000.00000000            5.28916675            0.00000000
         I-B-1                 12,897,000.00       6.62000%            1000.00000000            6.06833295            0.09995425
         I-B-2                  4,606,000.00       7.47000%            1000.00000000            6.84749891            0.87912071
         I-B-3                  5,527,000.00       7.47000%            1000.00000000            6.84749955            0.87912068
           XP                           0.00       0.00000%               0.00000000            0.00000000            0.00000000
         II-XP                          0.00       0.00000%               0.00000000            0.00000000            0.00000000
          B-IO                 12,897,667.00       0.00000%             999.97366500            0.00000000            0.00000000
           R                            0.00       0.00000%               0.00000000            0.00000000            0.00000000

                                        Interest Distribution Factors Statement (continued)

         Class                     Current         Non-Supported                Total      Remaining Unpaid                Ending
                                  Interest              Interest             Interest              Interest           Certificate/
                              Shortfall(1)             Shortfall         Distribution          Shortfall(1)               Notional
                                                                                                                           Balance

         I-A-1                  0.00000000            0.00000000           3.12975957            0.00000000           605.42563516
         I-A-2                  0.00000000            0.00000000           3.17520071            0.00000000           605.42563512
        II-1A-1                 0.00000000            0.00000000           3.48046444            0.00000000           717.15151748
        II-1A-2                 0.00000000            0.00000000           3.48046438            0.00000000           717.15151745
        II-1X-1                 0.00000000            0.00000000           0.59232767            0.00000000           717.15151748
        II-2A-1                 0.00000000            0.00000000           3.85307500            0.00000000           736.16652312
        II-2A-2                 0.00000000            0.00000000           3.85307515            0.00000000           736.16652318
        II-2X-1                 0.00000000            0.00000000           0.25175025            0.00000000           736.16652313
        II-3A-1                 0.00000000            0.00000000           2.92654429            0.00000000           561.56665371
        II-3A-2                 0.00000000            0.00000000           2.92654440            0.00000000           561.56665367
        II-3X-1                 0.00000000            0.00000000           0.18487205            0.00000000           561.56665371
        II-4A-1                 0.00000000            0.00000000           3.84886537            0.00000000           760.81993086
        II-4A-2                 0.00000000            0.00000000           3.84886588            0.00000000           760.81993176
         II-B-1                 0.00000000            0.00000000           5.21436441            0.00000000           997.86806179
         II-B-2                 0.00000000            0.00000000           5.31499249            0.00000000           997.86806203
        II-XB-1                 0.00000000            0.00000000           0.27294759            0.00000000           997.86806179
        II-XB-2                 0.00000000            0.00000000           0.17231936            0.00000000           997.86806203
         II-B-3                 0.00000000            0.00000000           5.48731191            0.00000000           997.86806211
        III-1A-1                0.00000000            0.00000000           3.69118794            0.00000000           789.45741244
        III-1A-2                0.00000000            0.00000000           3.69118764            0.00000000           789.45741221
        III-1X-1                0.00000000            0.00000000           0.29148947            0.00000000           789.45741242
        III-2A-1                0.00000000            0.00000000           2.86016560            0.00000000           598.66630337
        III-2A-2                0.00000000            0.00000000           2.86016512            0.00000000           598.66630348
        III-2X-1                0.00000000            0.00000000           0.51867933            0.00000000           598.66630338
         II-B-4                 0.00000000            0.00000000           5.48731216            0.00000000           997.86806182
         II-B-5                 0.00000000            0.00000000           5.48731144            0.00000000           997.86806231
        III-3A-1                0.00000000            0.00000000           3.94201559            0.00000000           766.59715133
        III-3A-2                0.00000000            0.00000000           3.94201505            0.00000000           766.59715080
         II-B-6                 0.00000000            0.00000000           4.99211312            0.00000000           864.04383674
        III-4A-1                0.00000000            0.00000000           3.71522230            0.00000000           723.13860783
        III-4A-2                0.00000000            0.00000000           3.71522247            0.00000000           723.13860734
        III-4X-1                0.00000000            0.00000000           0.21543347            0.00000000           723.13860780
        III-5A-1                0.00000000            0.00000000           4.28166215            0.00000000           818.07483202
        III-5A-2                0.00000000            0.00000000           4.28166236            0.00000000           818.07483216
        III-6A-1                0.00000000            0.00000000           4.46149184            0.00000000           848.98660391
        III-6A-2                0.00000000            0.00000000           4.46149194            0.00000000           848.98660409
        III-B-1                 0.00000000            0.00000000           5.18197229            0.00000000           998.55781943
        III-B-2                 0.00000000            0.00000000           5.18197243            0.00000000           998.55781980
        III-B-3                 0.00000000            0.00000000           5.18197266            0.00000000           998.55781914
        III-B-4                 0.00000000            0.00000000           5.18197180            0.00000000           998.55781904
        III-B-5                 0.00000000            0.00000000           5.18197239            0.00000000           998.55781874
        III-B-6                 0.00000000            0.00000000           5.16873800            0.00000000           932.13617834
         I-M-1                  0.00000000            0.00000000           5.19749988            0.00000000          1000.00000000
         I-M-2                  0.00000000            0.00000000           5.28916675            0.00000000          1000.00000000
         I-B-1                  0.09995425            0.00000000           6.06833295            0.00000000          1000.00000000
         I-B-2                  0.87912071            0.00000000           6.84749891            0.00000000          1000.00000000
         I-B-3                  0.87912068            0.00000000           6.84749955            0.00000000          1000.00000000
           XP                   0.00000000            0.00000000           0.00000000            0.00000000             0.00000000
         II-XP                  0.00000000            0.00000000           0.00000000            0.00000000             0.00000000
          B-IO                  0.00000000            0.00000000          24.97000349            0.00000000           999.97366500
           R                    0.00000000            0.00000000           0.00000000            0.00000000             0.00000000

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

NOTE: All Classes are Per 1,000 Denomination.

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               41,410,969.74
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Servicer Advances                                                                                 2,441,943.58
     Gains & Subsequent Recoveries (Realized Losses)                                                   (779,363.18)
     Prepayment Penalties                                                                                 34,326.60
Total Deposits                                                                                        43,107,876.74

Withdrawals
     Reserve Funds and Credit Enhancements                                                                     0.00
     Total Administration Fees                                                                           594,510.22
     Payment of Interest and Principal                                                                42,513,366.52
Total Withdrawals (Pool Distribution Amount)                                                          43,107,876.74

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    583,348.74
Additional Servicing Fee - EMC Mortgage Corp.                                             3,783.18
Lender Paid Mortgage Insurance**                                                          7,378.30
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               594,510.22

*Please see the Supplemental Reporting section for the complete list of Servicers.

NOTE: **Payees Include: GE Capital MI, Mortgage Guaranty Insurance, PMI, Radian Guaranty, Republic
MIC, United Guaranty.

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

                                  Cap Reserve Fund*           10,421.01                0.00              0.00          10,421.01
                  Group One Basis Risk Reserve Fund                0.00           10,197.24         10,197.24               0.00
                  Group Two Basis Risk Reserve Fund                0.00                0.00              0.00               0.00
                              Class XP Reserve Fund              100.00                0.00              0.00             100.00

NOTE: *Cap Counterparty: ABN AMRO BANK

                                                          Collateral Statement

Group                                                                    Group I                          Group II-1
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            7.532708                            7.068308
 Weighted Average Net Rate                                               7.175786                            6.707226
 Weighted Average Pass-Through Rate                                      7.173949                            6.702430
 Weighted Average Remaining Term                                              337                                 343
 Principal And Interest Constant                                     3,940,613.74                        1,607,655.98
 Beginning Loan Count                                                       2,502                               1,395
 Loans Paid in Full                                                            40                                  21
 Ending Loan Count                                                          2,462                               1,374
 Beginning Scheduled Balance                                       607,111,815.42                      267,954,052.35
 Ending Scheduled Balance                                          595,362,305.16                      263,998,228.41
 Actual Ending Collateral Balance                                  595,598,249.22                      264,033,052.99
 Scheduled Principal                                                   129,616.83                           29,337.82
 Unscheduled Principal                                              11,619,893.43                        3,926,486.12
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                  3,810,996.91                        1,578,318.16
 Servicing Fees                                                                 *                                   *
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                 929.49                            1,070.87
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                        3,629,490.93                        1,496,619.47
 Realized Loss Amount                                                  254,787.78                           39,468.75
 Cumulative Realized Loss                                            1,602,814.40                          177,442.84
 Percentage of Cumulative Losses                                           0.1740                              0.0498
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                          4,821.90                           21,646.82
 Prepayment Penalty Paid Count                                                  3                                   5
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                   *
 Subordinate Reduction Amount                                                   *                                   *
 Required Subordinate Amount                                                    *                                   *
 Subordinate Increase Amount                                                    *                                   *
 Extra Principal Distribution Amount                                            *                                   *
 Excess Cash Amount                                                             *                                   *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                 Group II-2                          Group II-3
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.993906                            6.908772
 Weighted Average Net Rate                                               6.635024                            6.547647
 Weighted Average Pass-Through Rate                                      6.628042                            6.546238
 Weighted Average Remaining Term                                              343                                 342
 Principal And Interest Constant                                     1,544,900.74                        1,309,797.26
 Beginning Loan Count                                                       1,169                                 361
 Loans Paid in Full                                                             8                                   4
 Ending Loan Count                                                          1,161                                 357
 Beginning Scheduled Balance                                       261,184,520.50                      224,173,576.75
 Ending Scheduled Balance                                          258,998,680.92                      220,979,706.86
 Actual Ending Collateral Balance                                  259,031,029.73                      221,005,139.89
 Scheduled Principal                                                    22,650.84                           19,160.54
 Unscheduled Principal                                               2,163,188.74                        3,174,709.35
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                  1,522,249.90                        1,290,636.72
 Servicing Fees                                                                 *                                   *
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                               1,519.59                              263.27
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                        1,442,618.28                        1,222,911.28
 Realized Loss Amount                                                        0.00                          229,179.62
 Cumulative Realized Loss                                              156,651.56                          487,606.10
 Percentage of Cumulative Losses                                           0.0459                              0.1321
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                          7,857.88                                0.00
 Prepayment Penalty Paid Count                                                  1                                   0
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                   *
 Subordinate Reduction Amount                                                   *                                   *
 Required Subordinate Amount                                                    *                                   *
 Subordinate Increase Amount                                                    *                                   *
 Extra Principal Distribution Amount                                            *                                   *
 Excess Cash Amount                                                             *                                   *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                 Group II-4                         Group III-1
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.357936                            6.262377
 Weighted Average Net Rate                                               6.021264                            6.012377
 Weighted Average Pass-Through Rate                                      6.021264                            5.988578
 Weighted Average Remaining Term                                              339                                 343
 Principal And Interest Constant                                       208,555.43                        1,151,036.46
 Beginning Loan Count                                                          91                                 950
 Loans Paid in Full                                                             1                                  10
 Ending Loan Count                                                             90                                 940
 Beginning Scheduled Balance                                        38,234,301.65                      218,083,634.40
 Ending Scheduled Balance                                           37,957,351.02                      215,924,066.59
 Actual Ending Collateral Balance                                   37,963,202.15                      215,936,935.97
 Scheduled Principal                                                     5,979.41                           12,934.78
 Unscheduled Principal                                                 270,971.22                        2,146,633.03
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                    202,576.02                        1,138,101.68
 Servicing Fees                                                                 *                                   *
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                   0.00                            4,325.24
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                          191,849.03                        1,088,342.34
 Realized Loss Amount                                                        0.00                                0.00
 Cumulative Realized Loss                                                    0.00                           10,221.12
 Percentage of Cumulative Losses                                           0.0000                              0.0038
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                              0.00                                0.00
 Prepayment Penalty Paid Count                                                  0                                   0
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                   *
 Subordinate Reduction Amount                                                   *                                   *
 Required Subordinate Amount                                                    *                                   *
 Subordinate Increase Amount                                                    *                                   *
 Extra Principal Distribution Amount                                            *                                   *
 Excess Cash Amount                                                             *                                   *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                Group III-2                         Group III-3
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.820158                            6.424732
 Weighted Average Net Rate                                               6.570158                            6.174732
 Weighted Average Pass-Through Rate                                      6.569239                            6.160363
 Weighted Average Remaining Term                                              343                                 343
 Principal And Interest Constant                                       472,095.40                          392,820.33
 Beginning Loan Count                                                         151                                 286
 Loans Paid in Full                                                             3                                   0
 Ending Loan Count                                                            148                                 286
 Beginning Scheduled Balance                                        80,753,509.92                       72,552,744.25
 Ending Scheduled Balance                                           78,318,623.97                       72,441,391.60
 Actual Ending Collateral Balance                                   78,331,759.67                       72,451,230.88
 Scheduled Principal                                                    13,135.67                            4,377.03
 Unscheduled Principal                                               2,421,750.28                          106,975.62
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                    458,959.73                          388,443.30
 Servicing Fees                                                                 *                                   *
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                  61.80                              868.79
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                          442,074.28                          372,459.34
 Realized Loss Amount                                                  255,927.03                                0.00
 Cumulative Realized Loss                                              255,927.03                                0.00
 Percentage of Cumulative Losses                                           0.2036                              0.0000
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                              0.00                                0.00
 Prepayment Penalty Paid Count                                                  0                                   0
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                   *
 Subordinate Reduction Amount                                                   *                                   *
 Required Subordinate Amount                                                    *                                   *
 Subordinate Increase Amount                                                    *                                   *
 Extra Principal Distribution Amount                                            *                                   *
 Excess Cash Amount                                                             *                                   *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                Group III-4                         Group III-5
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.774008                            6.367255
 Weighted Average Net Rate                                               6.524008                            6.117255
 Weighted Average Pass-Through Rate                                      6.522160                            6.116744
 Weighted Average Remaining Term                                              343                                 343
 Principal And Interest Constant                                       607,793.90                          784,158.82
 Beginning Loan Count                                                         160                                 396
 Loans Paid in Full                                                             0                                   7
 Ending Loan Count                                                            160                                 389
 Beginning Scheduled Balance                                       106,799,188.31                      144,712,867.35
 Ending Scheduled Balance                                          106,791,300.33                      141,228,833.84
 Actual Ending Collateral Balance                                  106,800,359.81                      141,242,382.36
 Scheduled Principal                                                     4,911.80                           16,305.72
 Unscheduled Principal                                                   2,976.18                        3,467,727.79
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                    602,882.10                          767,853.10
 Servicing Fees                                                                 *                                   *
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                 164.43                               61.65
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                          580,467.85                          737,642.93
 Realized Loss Amount                                                        0.00                                0.00
 Cumulative Realized Loss                                                    0.00                                0.00
 Percentage of Cumulative Losses                                           0.0000                              0.0000
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                              0.00                                0.00
 Prepayment Penalty Paid Count                                                  0                                   0
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                   *
 Subordinate Reduction Amount                                                   *                                   *
 Required Subordinate Amount                                                    *                                   *
 Subordinate Increase Amount                                                    *                                   *
 Extra Principal Distribution Amount                                            *                                   *
 Excess Cash Amount                                                             *                                   *

* This data is currently not provided for reporting.

                                                          Collateral Statement

Group                                                                Group III-6                               Total
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.506292                            6.943874
 Weighted Average Net Rate                                               6.256292                            6.624916
 Weighted Average Pass-Through Rate                                      6.243148                            6.618814
 Weighted Average Remaining Term                                              345                                 341
 Principal And Interest Constant                                       964,262.44                       12,983,690.50
 Beginning Loan Count                                                         771                               8,232
 Loans Paid in Full                                                             7                                 101
 Ending Loan Count                                                            764                               8,131
 Beginning Scheduled Balance                                       173,134,730.08                    2,194,694,940.98
 Ending Scheduled Balance                                          171,535,913.35                    2,163,536,402.05
 Actual Ending Collateral Balance                                  171,557,879.78                    2,163,951,222.45
 Scheduled Principal                                                    25,541.56                          283,952.00
 Unscheduled Principal                                               1,573,275.17                       30,874,586.93
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                    938,720.88                       12,699,738.50
 Servicing Fees                                                                 *                          583,348.74
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                               1,896.36                           11,161.49
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                          900,754.80                       12,105,230.53
 Realized Loss Amount                                                        0.00                          779,363.18
 Cumulative Realized Loss                                                    0.00                        2,690,663.05
 Percentage of Cumulative Losses                                           0.0000                              0.0886
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                              0.00                           34,326.60
 Prepayment Penalty Paid Count                                                  0                                   9
 Special Servicing Fee                                                       0.00                                0.00

 Subordinate Amount                                                             *                                0.00
 Subordinate Reduction Amount                                                   *                                0.00
 Required Subordinate Amount                                                    *                                0.00
 Subordinate Increase Amount                                                    *                                0.00
 Extra Principal Distribution Amount                                            *                          254,787.78
 Excess Cash Amount                                                             *                                0.00

* This data is currently not provided for reporting.

                                    Additional Reporting - Deal Level

                                           Structural Reporting

Excess Spread                                                                                  586,389.61
Extra Principal Distribution Amount                                                            254,787.78
Overcollateralization Amount                                                                12,897,327.34
Overcollateralization Deficiency Amount                                                              0.00
Overcollateralization Increase Amount                                                          254,787.78
Overcollateralization Release Amount                                                                 0.00
Overcollateralization Target Amount                                                         12,897,327.34

                                         Trigger Event Reporting

Deliquency Trigger Group II
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           50.000000%
     Calculated Value                                                                          68.096796%
Cumulative Loss Trigger Group II
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           30.000000%
     Calculated Value                                                                           0.841903%
Two Times Deliquency Group II
     Trigger Result                                                                                  Fail
     Threshold Value                                                                           50.000000%
     Calculated Value                                                                          68.096796%
Two Times Loss Group II
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           20.000000%
     Calculated Value                                                                           0.841903%
Deliquency Trigger Group III
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           50.000000%
     Calculated Value                                                                          50.418017%
Cumulative Loss Trigger Group III
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           30.000000%
     Calculated Value                                                                           0.402791%
Two Times Deliquency Group III
     Trigger Result                                                                                  Fail
     Threshold Value                                                                           50.000000%
     Calculated Value                                                                          50.418017%
Two Times Loss Group III
     Trigger Result                                                                                  Pass
     Threshold Value                                                                           20.000000%
     Calculated Value                                                                           0.402791%

                                          Additional Reporting - Group Level

                                               Informational Reporting

   Group I
       Current Specified Enhancement %                                                                 16.015009%
       Delinquency %                                                                                   21.200227%

   Group II-1
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        88.448579%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                   11.551421%

   Group II-2
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        88.650110%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                   11.349890%

   Group II-3
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        85.720515%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                   14.279485%

   Group II-4
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        88.906510%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                   11.093490%

   Group III-1
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        91.876128%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                    8.123872%

   Group III-2
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        89.744473%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                   10.255527%

   Group III-3
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        91.577977%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                    8.422023%

   Group III-4
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        91.105529%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                    8.894471%

   Group III-5
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        92.251797%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                    7.748203%

   Group III-6
       Senior Prepayment %                                                                            100.000000%
       Senior %                                                                                        92.401289%
       Subordinate Prepayment %                                                                         0.000000%
       Subordinate %                                                                                    7.598711%

                                               Trigger Event Reporting

   Group I
       Optional Termination Date                                                                               NO
       Stepdown Date                                                                                           NO
       Trigger Event                                                                                         Pass
       Cumulative Loss Trigger
            Trigger Result                                                                                   Pass
            Threshold Value                                                                             0.000000%
            Calculated Value                                                                            0.173985%
       Delinquency Trigger
            Trigger Result                                                                                   Fail
            Threshold Value                                                                             5.445103%
            Calculated Value                                                                           21.200227%

                               Delinquency Status - OTS Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  Total
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance      Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                        11                   1                   0                    12
                                 2,145,761.72         606,239.36          0.00                 2,752,001.08

30 Days      169                 0                    0                   0                    169
             50,503,530.45       0.00                 0.00                0.00                 50,503,530.45

60 Days      113                 3                    1                   0                    117
             30,022,820.26       474,007.58           248,000.00          0.00                 30,744,827.84

90 Days      23                  2                    74                  1                    100
             9,672,168.69        2,858,000.00         17,925,952.84       238,237.47           30,694,359.00

120 Days     9                   4                    68                  0                    81
             3,288,037.00        1,012,060.31         25,894,743.88       0.00                 30,194,841.19

150 Days     9                   5                    42                  12                   68
             2,486,316.71        674,856.12           12,678,774.39       3,457,823.26         19,297,770.48

180+ Days    17                  30                   191                 242                  480
             5,631,737.14        7,202,360.74         65,420,862.25       75,061,640.45        153,316,600.58

Totals       340                 55                   377                 255                  1,027
             101,604,610.25      14,367,046.47        122,774,572.72      78,757,701.18        317,503,930.62

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance      Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                        0.135285%            0.012299%           0.000000%            0.147583%
                                 0.099159%            0.028015%           0.000000%            0.127175%

30 Days      2.078465%           0.000000%            0.000000%           0.000000%            2.078465%
             2.333857%           0.000000%            0.000000%           0.000000%            2.333857%

60 Days      1.389743%           0.036896%            0.012299%           0.000000%            1.438937%
             1.387407%           0.021905%            0.011461%           0.000000%            1.420773%

90 Days      0.282868%           0.024597%            0.910097%           0.012299%            1.229861%
             0.446968%           0.132073%            0.828390%           0.011009%            1.418440%

120 Days     0.110687%           0.049194%            0.836305%           0.000000%            0.996187%
             0.151946%           0.046769%            1.196642%           0.000000%            1.395357%

150 Days     0.110687%           0.061493%            0.516542%           0.147583%            0.836305%
             0.114897%           0.031186%            0.585909%           0.159792%            0.891784%

180+ Days    0.209076%           0.368958%            2.349035%           2.976264%            5.903333%
             0.260252%           0.332834%            3.023213%           3.468731%            7.085030%

Totals       4.181527%           0.676424%            4.636576%           3.136146%            12.630673%
             4.695328%           0.663927%            5.673629%           3.639532%            14.672416%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                   2,441,943.58

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I - OTS                  No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           6                    1                   0                    7
                                                    775,697.14           606,239.36          0.00                 1,381,936.50

30 Days                        65                   0                    0                   0                    65
                               17,159,158.97        0.00                 0.00                0.00                 17,159,158.97

60 Days                        58                   3                    0                   0                    61
                               13,173,734.35        474,007.58           0.00                0.00                 13,647,741.93

90 Days                        10                   0                    40                  0                    50
                               4,588,583.79         0.00                 9,355,888.95        0.00                 13,944,472.74

120 Days                       4                    2                    26                  0                    32
                               810,272.00           382,460.31           6,855,020.65        0.00                 8,047,752.96

150 Days                       3                    0                    28                  7                    38
                               404,145.13           0.00                 8,579,007.36        2,137,823.26         11,120,975.75

180+ Days                      12                   13                   116                 135                  276
                               4,416,599.84         3,149,732.81         40,315,525.18       39,790,614.07        87,672,471.90

Totals                         152                  24                   211                 142                  529
                               40,552,494.08        4,781,897.84         65,711,681.50       41,928,437.33        152,974,510.75

0-29 Days                                           0.243704%            0.040617%           0.000000%            0.284322%
                                                    0.130238%            0.101787%           0.000000%            0.232025%

30 Days                        2.640130%            0.000000%            0.000000%           0.000000%            2.640130%
                               2.880996%            0.000000%            0.000000%           0.000000%            2.880996%

60 Days                        2.355808%            0.121852%            0.000000%           0.000000%            2.477660%
                               2.211849%            0.079585%            0.000000%           0.000000%            2.291434%

90 Days                        0.406174%            0.000000%            1.624695%           0.000000%            2.030869%
                               0.770416%            0.000000%            1.570839%           0.000000%            2.341255%

120 Days                       0.162470%            0.081235%            1.056052%           0.000000%            1.299756%
                               0.136043%            0.064214%            1.150947%           0.000000%            1.351205%

150 Days                       0.121852%            0.000000%            1.137287%           0.284322%            1.543461%
                               0.067855%            0.000000%            1.440402%           0.358937%            1.867194%

180+ Days                      0.487409%            0.528026%            4.711617%           5.483347%            11.210398%
                               0.741540%            0.528835%            6.768913%           6.680781%            14.720069%

Totals                         6.173842%            0.974817%            8.570268%           5.767669%            21.486596%
                               6.808699%            0.802873%            11.032887%          7.039718%            25.684177%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-1 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           2                    0                   0                    2
                                                    359,649.66           0.00                0.00                 359,649.66

30 Days                        25                   0                    0                   0                    25
                               4,576,631.68         0.00                 0.00                0.00                 4,576,631.68

60 Days                        16                   0                    1                   0                    17
                               3,105,721.48         0.00                 248,000.00          0.00                 3,353,721.48

90 Days                        2                    0                    13                  0                    15
                               743,680.37           0.00                 2,618,318.33        0.00                 3,361,998.70

120 Days                       0                    1                    10                  0                    11
                               0.00                 400,000.00           2,638,074.09        0.00                 3,038,074.09

150 Days                       1                    2                    6                   1                    10
                               200,000.00           309,557.06           1,304,712.09        92,000.00            1,906,269.15

180+ Days                      1                    7                    28                  41                   77
                               279,500.00           1,208,083.84         5,416,887.93        7,944,820.45         14,849,292.22

Totals                         45                   12                   58                  42                   157
                               8,905,533.53         2,277,290.56         12,225,992.44       8,036,820.45         31,445,636.98

0-29 Days                                           0.145560%            0.000000%           0.000000%            0.145560%
                                                    0.136214%            0.000000%           0.000000%            0.136214%

30 Days                        1.819505%            0.000000%            0.000000%           0.000000%            1.819505%
                               1.733356%            0.000000%            0.000000%           0.000000%            1.733356%

60 Days                        1.164483%            0.000000%            0.072780%           0.000000%            1.237263%
                               1.176262%            0.000000%            0.093928%           0.000000%            1.270190%

90 Days                        0.145560%            0.000000%            0.946143%           0.000000%            1.091703%
                               0.281662%            0.000000%            0.991663%           0.000000%            1.273325%

120 Days                       0.000000%            0.072780%            0.727802%           0.000000%            0.800582%
                               0.000000%            0.151496%            0.999145%           0.000000%            1.150642%

150 Days                       0.072780%            0.145560%            0.436681%           0.072780%            0.727802%
                               0.075748%            0.117242%            0.494147%           0.034844%            0.721981%

180+ Days                      0.072780%            0.509461%            2.037846%           2.983988%            5.604076%
                               0.105858%            0.457550%            2.051595%           3.009025%            5.624028%

Totals                         3.275109%            0.873362%            4.221252%           3.056769%            11.426492%
                               3.372886%            0.862502%            4.630478%           3.043869%            11.909735%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-2 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           2                    0                   0                    2
                                                    355,731.60           0.00                0.00                 355,731.60

30 Days                        31                   0                    0                   0                    31
                               7,418,664.76         0.00                 0.00                0.00                 7,418,664.76

60 Days                        21                   0                    0                   0                    21
                               5,130,610.03         0.00                 0.00                0.00                 5,130,610.03

90 Days                        5                    1                    14                  1                    21
                               977,990.37           158,000.00           3,293,130.60        238,237.47           4,667,358.44

120 Days                       1                    1                    15                  0                    17
                               296,000.00           229,600.00           3,560,925.01        0.00                 4,086,525.01

150 Days                       1                    2                    4                   4                    11
                               140,377.66           239,408.00           807,447.05          1,228,000.00         2,415,232.71

180+ Days                      2                    5                    17                  25                   49
                               351,000.00           1,353,700.00         4,366,235.48        6,333,596.08         12,404,531.56

Totals                         61                   11                   50                  30                   152
                               14,314,642.82        2,336,439.60         12,027,738.14       7,799,833.55         36,478,654.11

0-29 Days                                           0.172265%            0.000000%           0.000000%            0.172265%
                                                    0.137332%            0.000000%           0.000000%            0.137332%

30 Days                        2.670112%            0.000000%            0.000000%           0.000000%            2.670112%
                               2.864006%            0.000000%            0.000000%           0.000000%            2.864006%

60 Days                        1.808786%            0.000000%            0.000000%           0.000000%            1.808786%
                               1.980693%            0.000000%            0.000000%           0.000000%            1.980693%

90 Days                        0.430663%            0.086133%            1.205857%           0.086133%            1.808786%
                               0.377557%            0.060997%            1.271327%           0.091973%            1.801853%

120 Days                       0.086133%            0.086133%            1.291990%           0.000000%            1.464255%
                               0.114272%            0.088638%            1.374710%           0.000000%            1.577620%

150 Days                       0.086133%            0.172265%            0.344531%           0.344531%            0.947459%
                               0.054193%            0.092424%            0.311718%           0.474074%            0.932411%

180+ Days                      0.172265%            0.430663%            1.464255%           2.153316%            4.220500%
                               0.135505%            0.522601%            1.685603%           2.445111%            4.788821%

Totals                         5.254091%            0.947459%            4.306632%           2.583979%            13.092162%
                               5.526227%            0.901992%            4.643358%           3.011158%            14.082735%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-3 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           1                    0                   0                    1
                                                    654,683.32           0.00                0.00                 654,683.32

30 Days                        11                   0                    0                   0                    11
                               7,842,575.20         0.00                 0.00                0.00                 7,842,575.20

60 Days                        6                    0                    0                   0                    6
                               3,546,822.05         0.00                 0.00                0.00                 3,546,822.05

90 Days                        3                    0                    1                   0                    4
                               1,511,963.62         0.00                 490,790.88          0.00                 2,002,754.50

120 Days                       2                    0                    1                   0                    3
                               1,456,000.00         0.00                 469,960.00          0.00                 1,925,960.00

150 Days                       1                    0                    2                   0                    3
                               1,050,000.00         0.00                 1,204,000.00        0.00                 2,254,000.00

180+ Days                      0                    2                    7                   17                   26
                               0.00                 1,027,543.98         3,871,756.05        11,516,261.24        16,415,561.27

Totals                         23                   3                    11                  17                   54
                               15,407,360.87        1,682,227.30         6,036,506.93        11,516,261.24        34,642,356.34

0-29 Days                                           0.280112%            0.000000%           0.000000%            0.280112%
                                                    0.296230%            0.000000%           0.000000%            0.296230%

30 Days                        3.081232%            0.000000%            0.000000%           0.000000%            3.081232%
                               3.548594%            0.000000%            0.000000%           0.000000%            3.548594%

60 Days                        1.680672%            0.000000%            0.000000%           0.000000%            1.680672%
                               1.604860%            0.000000%            0.000000%           0.000000%            1.604860%

90 Days                        0.840336%            0.000000%            0.280112%           0.000000%            1.120448%
                               0.684131%            0.000000%            0.222072%           0.000000%            0.906203%

120 Days                       0.560224%            0.000000%            0.280112%           0.000000%            0.840336%
                               0.658808%            0.000000%            0.212647%           0.000000%            0.871455%

150 Days                       0.280112%            0.000000%            0.560224%           0.000000%            0.840336%
                               0.475102%            0.000000%            0.544784%           0.000000%            1.019886%

180+ Days                      0.000000%            0.560224%            1.960784%           4.761905%            7.282913%
                               0.000000%            0.464941%            1.751885%           5.210857%            7.427683%

Totals                         6.442577%            0.840336%            3.081232%           4.761905%            15.126050%
                               6.971494%            0.761171%            2.731388%           5.210857%            15.674910%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II-4 - OTS               No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

60 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    1                   1                    2
                               0.00                 0.00                 500,000.00          640,721.37           1,140,721.37

Totals                         0                    0                    1                   1                    2
                               0.00                 0.00                 500,000.00          640,721.37           1,140,721.37

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

60 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            1.111111%           1.111111%            2.222222%
                               0.000000%            0.000000%            1.317065%           1.687743%            3.004808%

Totals                         0.000000%            0.000000%            1.111111%           1.111111%            2.222222%
                               0.000000%            0.000000%            1.317065%           1.687743%            3.004808%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-1 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        12                   0                    0                   0                    12
                               3,411,162.86         0.00                 0.00                0.00                 3,411,162.86

60 Days                        5                    0                    0                   0                    5
                               1,409,632.26         0.00                 0.00                0.00                 1,409,632.26

90 Days                        1                    0                    2                   0                    3
                               248,000.00           0.00                 442,300.00          0.00                 690,300.00

120 Days                       1                    0                    5                   0                    6
                               270,600.00           0.00                 1,392,838.46        0.00                 1,663,438.46

150 Days                       1                    0                    1                   0                    2
                               264,631.42           0.00                 301,600.00          0.00                 566,231.42

180+ Days                      0                    1                    9                   8                    18
                               0.00                 63,700.11            2,087,236.00        1,835,638.73         3,986,574.84

Totals                         20                   1                    17                  8                    46
                               5,604,026.54         63,700.11            4,223,974.46        1,835,638.73         11,727,339.84

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.276596%            0.000000%            0.000000%           0.000000%            1.276596%
                               1.579703%            0.000000%            0.000000%           0.000000%            1.579703%

60 Days                        0.531915%            0.000000%            0.000000%           0.000000%            0.531915%
                               0.652798%            0.000000%            0.000000%           0.000000%            0.652798%

90 Days                        0.106383%            0.000000%            0.212766%           0.000000%            0.319149%
                               0.114848%            0.000000%            0.204828%           0.000000%            0.319677%

120 Days                       0.106383%            0.000000%            0.531915%           0.000000%            0.638298%
                               0.125314%            0.000000%            0.645021%           0.000000%            0.770335%

150 Days                       0.106383%            0.000000%            0.106383%           0.000000%            0.212766%
                               0.122550%            0.000000%            0.139670%           0.000000%            0.262221%

180+ Days                      0.000000%            0.106383%            0.957447%           0.851064%            1.914894%
                               0.000000%            0.029499%            0.966595%           0.850081%            1.846176%

Totals                         2.127660%            0.106383%            1.808511%           0.851064%            4.893617%
                               2.595214%            0.029499%            1.956115%           0.850081%            5.430910%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-2 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        5                    0                    0                   0                    5
                               4,480,742.00         0.00                 0.00                0.00                 4,480,742.00

60 Days                        3                    0                    0                   0                    3
                               867,952.96           0.00                 0.00                0.00                 867,952.96

90 Days                        1                    1                    3                   0                    5
                               603,395.10           2,700,000.00         1,165,524.08        0.00                 4,468,919.18

120 Days                       1                    0                    4                   0                    5
                               455,165.00           0.00                 5,237,283.60        0.00                 5,692,448.60

150 Days                       0                    0                    1                   0                    1
                               0.00                 0.00                 482,007.89          0.00                 482,007.89

180+ Days                      0                    1                    1                   4                    6
                               0.00                 131,600.00           1,280,000.00        2,093,192.00         3,504,792.00

Totals                         10                   2                    9                   4                    25
                               6,407,255.06         2,831,600.00         8,164,815.57        2,093,192.00         19,496,862.63

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        3.378378%            0.000000%            0.000000%           0.000000%            3.378378%
                               5.720211%            0.000000%            0.000000%           0.000000%            5.720211%

60 Days                        2.027027%            0.000000%            0.000000%           0.000000%            2.027027%
                               1.108047%            0.000000%            0.000000%           0.000000%            1.108047%

90 Days                        0.675676%            0.675676%            2.027027%           0.000000%            3.378378%
                               0.770307%            3.446878%            1.487933%           0.000000%            5.705118%

120 Days                       0.675676%            0.000000%            2.702703%           0.000000%            3.378378%
                               0.581073%            0.000000%            6.686028%           0.000000%            7.267102%

150 Days                       0.000000%            0.000000%            0.675676%           0.000000%            0.675676%
                               0.000000%            0.000000%            0.615342%           0.000000%            0.615342%

180+ Days                      0.000000%            0.675676%            0.675676%           2.702703%            4.054054%
                               0.000000%            0.168003%            1.634075%           2.672214%            4.474292%

Totals                         6.756757%            1.351351%            6.081081%           2.702703%            16.891892%
                               8.179639%            3.614881%            10.423378%          2.672214%            24.890112%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-3 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        6                    0                    0                   0                    6
                               1,689,201.14         0.00                 0.00                0.00                 1,689,201.14

60 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    2                   3                    5
                               0.00                 0.00                 682,001.99          993,346.74           1,675,348.73

Totals                         6                    0                    2                   3                    11
                               1,689,201.14         0.00                 682,001.99          993,346.74           3,364,549.87

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        2.097902%            0.000000%            0.000000%           0.000000%            2.097902%
                               2.331501%            0.000000%            0.000000%           0.000000%            2.331501%

60 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.699301%           1.048951%            1.748252%
                               0.000000%            0.000000%            0.941326%           1.371056%            2.312381%

Totals                         2.097902%            0.000000%            0.699301%           1.048951%            3.846154%
                               2.331501%            0.000000%            0.941326%           1.371056%            4.643882%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-4 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        3                    0                    0                   0                    3
                               1,400,731.98         0.00                 0.00                0.00                 1,400,731.98

60 Days                        2                    0                    0                   0                    2
                               1,094,847.13         0.00                 0.00                0.00                 1,094,847.13

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    6                   0                    6
                               0.00                 0.00                 5,124,722.07        0.00                 5,124,722.07

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      1                    0                    7                   5                    13
                               447,000.00           0.00                 5,696,459.71        3,214,752.00         9,358,211.71

Totals                         6                    0                    13                  5                    24
                               2,942,579.11         0.00                 10,821,181.78       3,214,752.00         16,978,512.89

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.875000%            0.000000%            0.000000%           0.000000%            1.875000%
                               1.311542%            0.000000%            0.000000%           0.000000%            1.311542%

60 Days                        1.250000%            0.000000%            0.000000%           0.000000%            1.250000%
                               1.025134%            0.000000%            0.000000%           0.000000%            1.025134%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            3.750000%           0.000000%            3.750000%
                               0.000000%            0.000000%            4.798413%           0.000000%            4.798413%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.625000%            0.000000%            4.375000%           3.125000%            8.125000%
                               0.418538%            0.000000%            5.333746%           3.010057%            8.762341%

Totals                         3.750000%            0.000000%            8.125000%           3.125000%            15.000000%
                               2.755215%            0.000000%            10.132159%          3.010057%            15.897430%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-5 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        2                    0                    0                   0                    2
                               563,983.75           0.00                 0.00                0.00                 563,983.75

60 Days                        1                    0                    0                   0                    1
                               1,421,500.00         0.00                 0.00                0.00                 1,421,500.00

90 Days                        1                    0                    1                   0                    2
                               998,555.44           0.00                 560,000.00          0.00                 1,558,555.44

120 Days                       0                    0                    1                   0                    1
                               0.00                 0.00                 615,920.00          0.00                 615,920.00

150 Days                       1                    0                    0                   0                    1
                               212,000.00           0.00                 0.00                0.00                 212,000.00

180+ Days                      0                    1                    1                   1                    3
                               0.00                 268,000.00           640,000.00          120,000.00           1,028,000.00

Totals                         5                    1                    3                   1                    10
                               3,196,039.19         268,000.00           1,815,920.00        120,000.00           5,399,959.19

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        0.514139%            0.000000%            0.000000%           0.000000%            0.514139%
                               0.399302%            0.000000%            0.000000%           0.000000%            0.399302%

60 Days                        0.257069%            0.000000%            0.000000%           0.000000%            0.257069%
                               1.006426%            0.000000%            0.000000%           0.000000%            1.006426%

90 Days                        0.257069%            0.000000%            0.257069%           0.000000%            0.514139%
                               0.706980%            0.000000%            0.396482%           0.000000%            1.103462%

120 Days                       0.000000%            0.000000%            0.257069%           0.000000%            0.257069%
                               0.000000%            0.000000%            0.436073%           0.000000%            0.436073%

150 Days                       0.257069%            0.000000%            0.000000%           0.000000%            0.257069%
                               0.150097%            0.000000%            0.000000%           0.000000%            0.150097%

180+ Days                      0.000000%            0.257069%            0.257069%           0.257069%            0.771208%
                               0.000000%            0.189745%            0.453122%           0.084960%            0.727827%

Totals                         1.285347%            0.257069%            0.771208%           0.257069%            2.570694%
                               2.262805%            0.189745%            1.285676%           0.084960%            3.823186%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III-6 - OTS              No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        9                    0                    0                   0                    9
                               1,960,678.11         0.00                 0.00                0.00                 1,960,678.11

60 Days                        1                    0                    0                   0                    1
                               272,000.00           0.00                 0.00                0.00                 272,000.00

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       1                    1                    0                   0                    2
                               215,162.50           125,891.06           0.00                0.00                 341,053.56

180+ Days                      1                    0                    2                   2                    5
                               137,637.30           0.00                 564,759.91          578,697.77           1,281,094.98

Totals                         12                   1                    2                   2                    17
                               2,585,477.91         125,891.06           564,759.91          578,697.77           3,854,826.65

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.178010%            0.000000%            0.000000%           0.000000%            1.178010%
                               1.142867%            0.000000%            0.000000%           0.000000%            1.142867%

60 Days                        0.130890%            0.000000%            0.000000%           0.000000%            0.130890%
                               0.158547%            0.000000%            0.000000%           0.000000%            0.158547%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.130890%            0.130890%            0.000000%           0.000000%            0.261780%
                               0.125417%            0.073381%            0.000000%           0.000000%            0.198798%

180+ Days                      0.130890%            0.000000%            0.261780%           0.261780%            0.654450%
                               0.080228%            0.000000%            0.329195%           0.337319%            0.746742%

Totals                         1.570681%            0.130890%            0.261780%           0.261780%            2.225131%
                               1.507059%            0.073381%            0.329195%           0.337319%            2.246954%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                       180+ Delinquency Summary

                                Summary                                                        Group I

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            70       23,187,831.62            1.072               35      13,084,513.94            2.197
    210  -      239            82       23,781,825.57            1.099               43      12,193,600.32            2.047
    240  -      269            76       24,615,324.02            1.138               45      13,510,006.03            2.268
    270  -      299            57       16,468,928.52            0.761               37      11,135,652.64            1.870
    300  -      329            55       16,609,063.46            0.768               27       8,502,550.87            1.428
    330  -      359            40       12,785,817.44            0.591               29       8,269,371.70            1.388
    360  -      389            32       11,236,032.03            0.519               21       7,519,974.89            1.263
    390  -      419            36       12,872,817.32            0.595               22       6,668,986.33            1.120
    420  -      449            16        5,815,632.41            0.269                8       3,448,996.00            0.579
    450  -      479            15        5,669,578.19            0.262                8       3,065,069.18            0.515
    510  -      539             1          273,750.00            0.013                1         273,750.00            0.046
              Total           480      153,316,600.58            7.087              276      87,672,471.90           14.721

                 180+ Delinquency Summary (continued)

                              Group II-1                                                      Group II-2

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209            17        2,637,686.52            0.999                  5     1,479,345.48            0.571
    210  -      239            16        2,931,665.90            1.110                  8     1,971,442.31            0.761
    240  -      269             9        2,084,151.75            0.789                  9     2,352,320.00            0.908
    270  -      299             6        1,168,313.81            0.442                  8     2,148,966.86            0.830
    300  -      329            12        2,380,679.31            0.902                  9     2,110,582.66            0.815
    330  -      359             3          330,599.00            0.125                  1       234,400.00            0.090
    360  -      389             1          217,500.00            0.082                  3       728,985.77            0.281
    390  -      419             5        1,275,934.99            0.483                  4       818,296.00            0.316
    420  -      449             5        1,293,251.93            0.490                  1       335,192.48            0.129
    450  -      479             3          529,509.01            0.201                  1       225,000.00            0.087
    510  -      539             0                0.00            0.000                  0             0.00            0.000
              Total            77       14,849,292.22            5.623                 49    12,404,531.56            4.788

                 180+ Delinquency Summary (continued)
                              Group II-3                                                      Group II-4

               Days    Number of          Outstanding    Percentage of         Number of       Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)              Loans           Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             6        3,185,949.57            1.442                  0             0.00            0.000
    210  -      239             5        2,780,571.54            1.258                  0             0.00            0.000
    240  -      269             6        4,109,309.18            1.859                  0             0.00            0.000
    270  -      299             1          549,643.98            0.249                  0             0.00            0.000
    300  -      329             2        1,972,087.00            0.892                  0             0.00            0.000
    330  -      359             1        1,000,000.00            0.452                  1       500,000.00            1.317
    360  -      389             1          472,000.00            0.214                  1       640,721.37            1.688
    390  -      419             1          496,000.00            0.224                  0             0.00            0.000
    420  -      449             0                0.00            0.000                  0             0.00            0.000
    450  -      479             3        1,850,000.00            0.837                  0             0.00            0.000
    510  -      539             0                0.00            0.000                  0             0.00            0.000
              Total            26       16,415,561.27            7.427                  2     1,140,721.37            3.005

                 180+ Delinquency Summary (continued)

                              Group III-1                                                    Group III-2

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             4          748,586.11            0.347                0               0.00            0.000
    210  -      239             6        1,128,515.79            0.523                0               0.00            0.000
    240  -      269             1          343,200.00            0.159                2       1,170,000.00            1.494
    270  -      299             2          443,699.32            0.205                0               0.00            0.000
    300  -      329             3          998,623.62            0.462                1         131,600.00            0.168
    330  -      359             0                0.00            0.000                1         632,000.00            0.807
    360  -      389             2          323,950.00            0.150                0               0.00            0.000
    390  -      419             0                0.00            0.000                1       1,280,000.00            1.634
    420  -      449             0                0.00            0.000                1         291,192.00            0.372
    450  -      479             0                0.00            0.000                0               0.00            0.000
    510  -      539             0                0.00            0.000                0               0.00            0.000
              Total            18        3,986,574.84            1.846                6       3,504,792.00            4.475

                 180+ Delinquency Summary (continued)

                              Group III-3                                                    Group III-4

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             0                0.00            0.000                1       1,143,750.00            1.071
    210  -      239             0                0.00            0.000                3       2,395,269.71            2.243
    240  -      269             1          603,601.99            0.833                0               0.00            0.000
    270  -      299             1          280,000.00            0.386                1         558,652.00            0.523
    300  -      329             0                0.00            0.000                1         512,940.00            0.480
    330  -      359             2          713,346.74            0.985                1         712,500.00            0.667
    360  -      389             1           78,400.00            0.108                2       1,254,500.00            1.175
    390  -      419             0                0.00            0.000                3       2,333,600.00            2.185
    420  -      449             0                0.00            0.000                1         447,000.00            0.419
    450  -      479             0                0.00            0.000                0               0.00            0.000
    510  -      539             0                0.00            0.000                0               0.00            0.000
              Total             5        1,675,348.73            2.312               13       9,358,211.71            8.763

                 180+ Delinquency Summary (continued)

                              Group III-5                                                    Group III-6

               Days    Number of          Outstanding    Percentage of       Number of         Outstanding   Percentage of
         Delinquent         Loans              Actual       Balance(%)            Loans             Actual       Balance(%)
                                           Balance($)                                           Balance($)

    180  -      209             2          908,000.00            0.643                0               0.00            0.000
    210  -      239             0                0.00            0.000                1         380,760.00            0.222
    240  -      269             1          120,000.00            0.085                2         322,735.07            0.188
    270  -      299             0                0.00            0.000                1         183,999.91            0.107
    300  -      329             0                0.00            0.000                0               0.00            0.000
    330  -      359             0                0.00            0.000                1         393,600.00            0.229
    360  -      389             0                0.00            0.000                0               0.00            0.000
    390  -      419             0                0.00            0.000                0               0.00            0.000
    420  -      449             0                0.00            0.000                0               0.00            0.000
    450  -      479             0                0.00            0.000                0               0.00            0.000
    510  -      539             0                0.00            0.000                0               0.00            0.000
              Total             3        1,028,000.00            0.728                5       1,281,094.98            0.746

This report includes all loans greater than 180 days delinquent regardless of status (REO, Foreclosure, Bankruptcy).

                REO Detail - All Mortgage Loans in REO during Current Period

 Summary                                                            12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                             44                  Sep-06            0.017%
     Original Principal Balance    12,352,946.00                  Oct-06            0.032%
     Current Actual Balance        12,338,470.03                  Nov-06            0.123%
                                                                  Dec-06            0.352%
 Current REO Total                                                Jan-07            0.421%
     Loans in REO                            255                  Feb-07            0.728%
     Original Principal Balance    78,796,261.00                  Mar-07            1.107%
     Current Actual Balance        78,757,701.18                  Apr-07            1.598%
                                                                  May-07            2.230%
                                                                  Jun-07            2.726%
                                                                  Jul-07            3.196%
                                                                  Aug-07            3.640%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group I                                                            12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                             19                  Sep-06            0.059%
     Original Principal Balance     4,640,319.00                  Oct-06            0.105%
     Current Actual Balance         4,635,484.03                  Nov-06            0.369%
                                                                  Dec-06            0.615%
 Current REO Total                                                Jan-07            0.569%
     Loans in REO                            142                  Feb-07            1.201%
     Original Principal Balance    41,952,818.00                  Mar-07            2.268%
     Current Actual Balance        41,928,437.33                  Apr-07            3.783%
                                                                  May-07            5.086%
                                                                  Jun-07            5.906%
                                                                  Jul-07            6.505%
                                                                  Aug-07            7.040%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                         12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              9                  Sep-06            0.000%
     Original Principal Balance     2,033,430.00                  Oct-06            0.017%
     Current Actual Balance         2,033,347.78                  Nov-06            0.148%
                                                                  Dec-06            0.812%
 Current REO Total                                                Jan-07            0.773%
     Loans in REO                             42                  Feb-07            1.091%
     Original Principal Balance     8,039,939.00                  Mar-07            1.287%
     Current Actual Balance         8,036,820.45                  Apr-07            1.355%
                                                                  May-07            1.786%
                                                                  Jun-07            2.375%
                                                                  Jul-07            2.425%
                                                                  Aug-07            3.044%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                         12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              6                  Sep-06            0.000%
     Original Principal Balance     1,722,347.00                  Oct-06            0.000%
     Current Actual Balance         1,722,307.54                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.192%
     Loans in REO                             30                  Feb-07            0.387%
     Original Principal Balance     7,799,986.00                  Mar-07            0.746%
     Current Actual Balance         7,799,833.55                  Apr-07            0.852%
                                                                  May-07            1.344%
                                                                  Jun-07            1.753%
                                                                  Jul-07            2.327%
                                                                  Aug-07            3.011%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                         12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              4                  Sep-06            0.000%
     Original Principal Balance     2,214,400.00                  Oct-06            0.000%
     Current Actual Balance         2,214,213.52                  Nov-06            0.000%
                                                                  Dec-06            0.356%
 Current REO Total                                                Jan-07            0.623%
     Loans in REO                             17                  Feb-07            1.033%
     Original Principal Balance    11,517,391.00                  Mar-07            1.072%
     Current Actual Balance        11,516,261.24                  Apr-07            1.291%
                                                                  May-07            2.455%
                                                                  Jun-07            2.989%
                                                                  Jul-07            4.149%
                                                                  Aug-07            5.211%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                         12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              1                  Sep-06            0.000%
     Original Principal Balance       650,000.00                  Oct-06            0.000%
     Current Actual Balance           640,721.37                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.000%
     Loans in REO                              1                  Feb-07            0.000%
     Original Principal Balance       650,000.00                  Mar-07            0.000%
     Current Actual Balance           640,721.37                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            1.688%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-1                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              4                  Sep-06            0.000%
     Original Principal Balance       698,850.00                  Oct-06            0.000%
     Current Actual Balance           698,795.79                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.051%
     Loans in REO                              8                  Feb-07            0.052%
     Original Principal Balance     1,835,783.00                  Mar-07            0.052%
     Current Actual Balance         1,835,638.73                  Apr-07            0.000%
                                                                  May-07            0.349%
                                                                  Jun-07            0.437%
                                                                  Jul-07            0.521%
                                                                  Aug-07            0.850%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-2                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            1.018%
 Current REO Total                                                Jan-07            1.044%
     Loans in REO                              4                  Feb-07            1.696%
     Original Principal Balance     2,093,192.00                  Mar-07            2.067%
     Current Actual Balance         2,093,192.00                  Apr-07            2.126%
                                                                  May-07            2.236%
                                                                  Jun-07            2.384%
                                                                  Jul-07            3.868%
                                                                  Aug-07            2.672%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-3                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.000%
     Loans in REO                              3                  Feb-07            0.000%
     Original Principal Balance       993,600.00                  Mar-07            0.000%
     Current Actual Balance           993,346.74                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.845%
                                                                  Jul-07            1.369%
                                                                  Aug-07            1.371%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-4                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.643%
     Loans in REO                              5                  Feb-07            0.654%
     Original Principal Balance     3,214,752.00                  Mar-07            0.672%
     Current Actual Balance         3,214,752.00                  Apr-07            1.270%
                                                                  May-07            1.276%
                                                                  Jun-07            2.271%
                                                                  Jul-07            3.010%
                                                                  Aug-07            3.010%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-5                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.000%
     Loans in REO                              1                  Feb-07            0.000%
     Original Principal Balance       120,000.00                  Mar-07            0.000%
     Current Actual Balance           120,000.00                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.082%
                                                                  Jul-07            0.083%
                                                                  Aug-07            0.085%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-6                                                        12 Month REO History*
 New REO Loans                                                    Month        REO Percentage

     Loans in REO                              1                  Sep-06            0.000%
     Original Principal Balance       393,600.00                  Oct-06            0.000%
     Current Actual Balance           393,600.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current REO Total                                                Jan-07            0.000%
     Loans in REO                              2                  Feb-07            0.000%
     Original Principal Balance       578,800.00                  Mar-07            0.000%
     Current Actual Balance           578,697.77                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.107%
                                                                  Aug-07            0.337%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

                  REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan            First                                               Original
                              Loan           Entered          Payment                             LTV at           Principal
       Group                Number               REO             Date           State        Origination             Balance

      Group I           0002445317          Dec-2006      01-Feb-2006              MN              75.00          273,750.00
      Group I           0006122113          Aug-2007      01-Mar-2006              VA              80.00          618,900.00
      Group I           0013033964          Mar-2007      01-Nov-2005              MO              73.86          650,000.00
      Group I           0013081245          May-2007      01-Mar-2006              NV              80.00          640,000.00
      Group I           0013234596          Apr-2007      01-Mar-2006              MA              80.00          308,000.00
      Group I           0013241104          Jun-2007      01-Mar-2006              IL              80.00           88,000.00
      Group I           0013270723          Feb-2007      01-Mar-2006              MO              80.00          800,000.00
      Group I           0013291182          May-2007      01-Feb-2006              CO              80.00          232,000.00
      Group I           0013292412          Jul-2007      01-Feb-2006              MD              80.00          228,000.00
      Group I           0013294582          Feb-2007      01-Feb-2006              TX              75.00          461,250.00
      Group I           0013297189          May-2007      01-Feb-2006              CA              80.00          129,200.00
      Group I           0013317029          Jun-2007      01-Mar-2006              MA              80.00          440,000.00
      Group I           0013319132          Jul-2007      01-Mar-2006              GA              80.00           64,720.00
      Group I           0013320858          Mar-2007      01-Feb-2006              MI              80.00           68,000.00
      Group I           0013321443          Feb-2007      01-Mar-2006              GA              80.00          184,000.00
      Group I           0013322045          Apr-2007      01-Mar-2006              FL              75.00          166,500.00
      Group I           0013326400          May-2007      01-Mar-2006              CA              80.00          151,200.00
      Group I           0013329396          Jul-2007      01-Mar-2006              AZ              80.00          164,000.00
      Group I           0013332069          Aug-2007      01-Mar-2006              GA              75.00          109,500.00
      Group I           0013337290          Aug-2007      01-Mar-2006              ND              75.00           86,250.00
      Group I           0013339429          May-2007      01-Feb-2006              GA              80.00          428,000.00
      Group I           0013345582          Jul-2007      01-Mar-2006              AZ              80.00          256,000.00
      Group I           0013353396          Apr-2007      01-Dec-2005              AZ              80.00          264,000.00
      Group I           0013357371          Jun-2007      01-Feb-2006              GA              80.00           96,800.00
      Group I           0013357439          Jun-2007      01-Feb-2006              GA              80.00          151,920.00
      Group I           0013357488          Jun-2007      01-Feb-2006              GA              80.00          120,000.00
      Group I           0013357512          Jun-2007      01-Feb-2006              GA              80.00           96,800.00
      Group I           0013357967          Jul-2007      01-Mar-2006              AZ              74.22          121,350.00
      Group I           0013358601          Aug-2007      01-Mar-2006              AZ              74.98          118,850.00
      Group I           0013358726          Apr-2007      01-Mar-2006              AZ              80.00          559,200.00
      Group I           0013363320          Aug-2007      01-Mar-2006              GA              80.00          157,600.00
      Group I           0013365200          Aug-2007      01-Feb-2006              GA              80.00          240,000.00
      Group I           0013365309          Jul-2007      01-Feb-2006              GA              80.00          240,000.00
      Group I           0013366315          Mar-2007      01-Mar-2006              NC              80.00          238,453.00
      Group I           0013368717          Apr-2007      01-Mar-2006              MI              80.00          112,000.00
      Group I           0013368824          Apr-2007      01-Mar-2006              MD              80.00          555,832.00
      Group I           0013370424          May-2007      01-Mar-2006              TX              70.00          110,250.00
      Group I           0013373220          Apr-2007      01-Apr-2006              CA              69.73          650,000.00
      Group I           0013375381          Jul-2007      01-Mar-2006              MI              80.00          112,000.00
      Group I           0013376330          Aug-2007      01-Jan-2006              CA              80.00          372,000.00
      Group I           0013376629          Aug-2007      01-Mar-2006              AL              80.00          232,800.00
      Group I           0013376884          Apr-2007      01-Mar-2006              MI              80.00           92,000.00
      Group I           0013377163          Jul-2007      01-Mar-2006              CA              80.00          316,000.00
      Group I           0013379722          May-2007      01-Mar-2006              CO              80.00          488,000.00
      Group I           0013381629          Mar-2007      01-Mar-2006              TX              79.97          103,800.00
      Group I           0013385471          Apr-2007      01-Jan-2006              MO              80.00          180,000.00
      Group I           0013385968          Jun-2007      01-Feb-2006              NV              80.00          232,515.00
      Group I           0013386784          Jun-2007      01-Mar-2006              IN              75.00           73,425.00
      Group I           0013386875          Jun-2007      01-Mar-2006              IN              75.00           73,425.00
      Group I           0013390752          Jul-2007      01-Mar-2006              TX              70.00          127,050.00
      Group I           0013393996          Jul-2007      01-Mar-2006              TX              80.00           94,400.00
      Group I           0013401583          Aug-2007      01-Apr-2006              CO              70.00          264,880.00
      Group I           0013403951          Nov-2006      01-Apr-2006              TX              73.91          170,000.00
      Group I           0013404009          Dec-2006      01-Apr-2006              TX              73.91          170,000.00
      Group I           0013407119          May-2007      01-Feb-2006              GA              80.00           96,800.00
      Group I           0013409735          Jul-2007      01-Apr-2006              CO              80.00          296,000.00
      Group I           0013410956          May-2007      01-Mar-2006              NV              75.00          210,000.00
      Group I           0013410972          May-2007      01-Mar-2006              NV              75.00          258,750.00
      Group I           0013412879          Feb-2007      01-Apr-2006              CO              75.00          351,375.00
      Group I           0013416532          May-2007      01-Apr-2006              MI              70.00           49,700.00
      Group I           0013416656          Aug-2007      01-Mar-2006              CO              80.00          252,000.00
      Group I           0013420609          Feb-2007      01-Feb-2006              CA              75.00          446,250.00
      Group I           0013420633          Apr-2007      01-Feb-2006              CA              75.00          446,250.00
      Group I           0013420674          Feb-2007      01-Feb-2006              CA              75.00          446,250.00
      Group I           0013422829          Mar-2007      01-Mar-2006              AZ              80.00          254,400.00
      Group I           0013426044          Jul-2007      01-Mar-2006              NV              78.77          464,000.00
      Group I           0013426580          Jul-2007      01-Feb-2006              CO              70.00          154,000.00
      Group I           0013428289          Jun-2007      01-Mar-2006              GA              70.00           86,800.00
      Group I           0013429907          Apr-2007      01-Mar-2006              VA              70.00          313,600.00
      Group I           0013432364          Jun-2007      01-Feb-2006              GA              80.00          240,000.00
      Group I           0013434105          May-2007      01-Apr-2006              NV              80.00          506,400.00
      Group I           0013435219          Jun-2007      01-Mar-2006              MN              80.00          240,000.00
      Group I           0013436027          Jul-2007      01-Mar-2006              GA              80.00          184,000.00
      Group I           0013438601          Aug-2007      01-Mar-2006              MA              70.00          133,000.00
      Group I           0013439732          Feb-2007      01-Mar-2006              TX              80.00          100,000.00
      Group I           0013439773          Jul-2007      01-Mar-2006              CO              75.00          235,500.00
      Group I           0013440276          Jun-2007      01-Mar-2006              MO              80.00          539,520.00
      Group I           0013444930          Feb-2007      01-Mar-2006              AZ              70.00          207,200.00
      Group I           0013448360          Aug-2007      01-Apr-2006              TX              80.00          114,392.00
      Group I           0013448709          Aug-2007      01-Apr-2006              TX              80.00          114,392.00
      Group I           0013451687          Aug-2007      01-Apr-2006              CA              80.00          463,755.00
      Group I           0013452305          Feb-2007      01-Mar-2006              TN              80.00           73,600.00
      Group I           0013453915          Mar-2007      01-Mar-2006              GA              80.00          124,000.00
      Group I           0013460183          Jun-2007      01-Apr-2006              NV              80.00          220,000.00
      Group I           0013461256          Mar-2007      01-Apr-2006              VA              80.00          336,000.00
      Group I           0013462213          May-2007      01-Mar-2006              MN              80.00          224,000.00
      Group I           0013464805          Jul-2007      01-Apr-2006              UT              80.00          199,200.00
      Group I           0013467212          Apr-2007      01-Apr-2006              CA              75.00          975,000.00
      Group I           0013470844          Apr-2007      01-Apr-2006              CA              79.51          330,000.00
      Group I           0013474622          Apr-2007      01-Apr-2006              GA              80.00          478,400.00
      Group I           0013475421          Jul-2007      01-Apr-2006              CA              80.00          402,992.00
      Group I           0013477930          Jun-2007      01-Mar-2006              GA              80.00          126,400.00
      Group I           0013479738          Apr-2007      01-Apr-2006              UT              75.00          202,425.00
      Group I           0013480280          Apr-2007      01-Apr-2006              VA              80.00          423,200.00
      Group I           0013480421          Mar-2007      01-Apr-2006              CA              79.43          417,000.00
      Group I           0013480652          May-2007      01-Apr-2006              CO              75.00          285,000.00
      Group I           0013480660          Jun-2007      01-Apr-2006              OH              80.00          120,000.00
      Group I           0013480785          Jun-2007      01-Apr-2006              GA              70.00          115,500.00
      Group I           0013481106          Jun-2007      01-Apr-2006              AZ              80.00          756,000.00
      Group I           0013482518          Dec-2006      01-Apr-2006              GA              75.00          258,750.00
      Group I           0013485800          Jul-2007      01-Apr-2006              NV              78.00          647,400.00
      Group I           0013491188          Mar-2007      01-Apr-2006              NV              80.00          247,200.00
      Group I           0013502778          Apr-2007      01-Mar-2006              CA              80.00          880,000.00
      Group I           0013503669          Jun-2007      01-Apr-2006              FL              80.00          313,944.00
      Group I           0013514385          Mar-2007      01-Apr-2006              FL              75.00        1,042,500.00
      Group I           0013516414          May-2007      01-Apr-2006              NV              75.00        1,106,250.00
      Group I           0013517388          Dec-2006      01-Jan-2006              DC              80.00          368,000.00
      Group I           0013523519          Jul-2007      01-Apr-2006              NV              80.00          230,400.00
      Group I           0013524939          Jan-2007      01-Mar-2006              VA              80.00          526,100.00
      Group I           0013538707          Jan-2007      01-Apr-2006              GA              75.00          262,500.00
      Group I           0013538996          Jul-2007      01-Apr-2006              CA              75.00          912,721.00
      Group I           0013544093          May-2007      01-Apr-2006              CA              80.00          464,000.00
      Group I           0013545041          Aug-2007      01-Mar-2006              GA              80.00          126,400.00
      Group I           0013545868          Mar-2007      01-Mar-2006              GA              80.00          167,200.00
      Group I           0013550355          Jun-2007      01-Apr-2006              CO              70.00           87,430.00
      Group I           0013551619          Jun-2007      01-Apr-2006              MA              79.83          343,200.00
      Group I           0013551759          Apr-2007      01-Apr-2006              GA              75.00          123,000.00
      Group I           0013587936          Jun-2007      01-Apr-2006              GA              80.00          160,000.00
      Group I           0013612015          Jun-2007      01-Apr-2006              GA              80.00          123,200.00
      Group I           0013634464          Aug-2007      01-May-2006              AZ              80.00          140,000.00
      Group I           0013636923          Mar-2007      01-May-2006              GA              80.00          232,000.00
      Group I           0013671409          Jun-2007      01-May-2006              FL              80.00          252,000.00
      Group I           0014332456          Aug-2007      01-Nov-2005              CA              80.00          217,600.00
      Group I           0014417869          Apr-2007      01-Apr-2006              AZ              80.00          297,600.00
      Group I           0014428437          May-2007      01-Apr-2006              CA              80.00          607,200.00
      Group I           0014480818          Apr-2007      01-Sep-2005              GA              80.00          150,400.00
      Group I           0014480925          Apr-2007      01-Oct-2005              MA              75.00          148,500.00
      Group I           0014819528          Mar-2007      01-Mar-2006              OR              80.00          519,200.00
      Group I           0014819684          Apr-2007      01-Mar-2006              GA              80.00          168,400.00
      Group I           0055510820          Apr-2007      01-Dec-2005              GA              80.00           88,000.00
      Group I           0056382542          May-2007      01-Feb-2006              GA              80.00          204,000.00
      Group I           0056394174          Aug-2007      01-Mar-2006              NV              80.00          228,000.00
      Group I           0056463318          May-2007      01-Mar-2006              NM              80.00          253,352.00
      Group I           0056483662          Jul-2007      01-Feb-2006              PA              80.00           72,000.00
      Group I           0056737448          Jun-2007      01-Mar-2006              NV              79.98          515,500.00
      Group I           0088755632          Jul-2007      01-Mar-2006              NV              80.00          332,800.00
      Group I           0088774062          Jul-2007      01-Mar-2006              MD              80.00          300,000.00
      Group I           0088809512          Aug-2007      01-Mar-2006              CA              78.79          650,000.00
      Group I           0088813084          May-2007      01-Mar-2006              CA              80.00          520,000.00
      Group I           0088821863          Feb-2007      01-Mar-2006              CA              80.00          264,000.00
      Group I           0590309803          Apr-2007      01-Jan-2006              TX              80.00          386,400.00
      Group I           0592018907          May-2007      01-Apr-2006              TX              80.00          520,000.00
     Group II-1         0013287222          Feb-2007      01-Mar-2006              AZ              65.00          188,435.00
     Group II-1         0013291513          Jul-2007      01-Mar-2006              AZ              80.00          180,000.00
     Group II-1         0013296389          Apr-2007      01-Feb-2006              GA              80.00           91,600.00
     Group II-1         0013296470          Feb-2007      01-Mar-2006              GA              80.00           88,000.00
     Group II-1         0013301882          Jul-2007      01-Mar-2006              MO              70.00           78,400.00
     Group II-1         0013308739          May-2007      01-Mar-2006              MO              70.00           82,915.00
     Group II-1         0013323621          May-2007      01-Feb-2006              AZ              79.43          417,000.00
     Group II-1         0013330949          Apr-2007      01-Mar-2006              GA              80.00           87,200.00
     Group II-1         0013341201          May-2007      01-Apr-2006              CO              80.00          132,000.00
     Group II-1         0013347091          Jun-2007      01-Mar-2006              GA              80.00          412,720.00
     Group II-1         0013356936          Mar-2007      01-Feb-2006              GA              65.00          195,000.00
     Group II-1         0013357017          Jun-2007      01-Feb-2006              GA              65.00          110,500.00
     Group II-1         0013357934          Jun-2007      01-Feb-2006              GA              65.00          154,700.00
     Group II-1         0013358007          Jun-2007      01-Feb-2006              GA              65.00           84,500.00
     Group II-1         0013377312          Aug-2007      01-Mar-2006              CA              75.00          270,000.00
     Group II-1         0013384326          Feb-2007      01-Feb-2006              NC              79.98          324,650.00
     Group II-1         0013384714          Aug-2007      01-Mar-2006              MI              70.00           98,000.00
     Group II-1         0013385596          Jun-2007      01-Mar-2006              NV              80.00          209,844.00
     Group II-1         0013385760          Jun-2007      01-Mar-2006              MO              70.00           57,659.00
     Group II-1         0013385935          Jun-2007      01-Mar-2006              FL              70.00          175,000.00
     Group II-1         0013389184          Dec-2006      01-Apr-2006              VA              80.00          408,000.00
     Group II-1         0013389531          May-2007      01-Mar-2006              MN              74.98          147,500.00
     Group II-1         0013393889          May-2007      01-Mar-2006              CO              70.00          110,600.00
     Group II-1         0013393897          May-2007      01-Mar-2006              CA              80.00          212,000.00
     Group II-1         0013394325          Jun-2007      01-Apr-2006              CO              80.00          228,000.00
     Group II-1         0013414578          Aug-2007      01-Apr-2006              CO              70.00          271,880.00
     Group II-1         0013417084          Jul-2007      01-Mar-2006              TX              64.94           50,850.00
     Group II-1         0013418132          Jul-2007      01-Mar-2006              TX              74.97          111,000.00
     Group II-1         0013427760          Aug-2007      01-Mar-2006              MA              80.00          348,800.00
     Group II-1         0013435060          Dec-2006      01-Apr-2006              TX              70.00           91,000.00
     Group II-1         0013438742          Dec-2006      01-Mar-2006              TX              80.00          291,136.00
     Group II-1         0013459268          Aug-2007      01-Mar-2006              MN              75.00          217,500.00
     Group II-1         0013470661          Aug-2007      01-Mar-2006              NV              80.00          280,000.00
     Group II-1         0013475074          Aug-2007      01-Mar-2006              MN              75.00          221,250.00
     Group II-1         0013512082          May-2007      01-Apr-2006              AZ              80.00          177,600.00
     Group II-1         0013515523          Aug-2007      01-Mar-2006              GA              80.00           92,000.00
     Group II-1         0013527833          Aug-2007      01-Apr-2006              NV              75.00          234,000.00
     Group II-1         0013559869          Jan-2007      01-Apr-2006              AZ              80.00          240,000.00
     Group II-1         0013580154          Dec-2006      01-Apr-2006              AZ              80.00          272,000.00
     Group II-1         0013580188          Dec-2006      01-Apr-2006              AZ              79.98          271,900.00
     Group II-1         0014422554          Jul-2007      01-Apr-2006              VA              80.00          228,000.00
     Group II-1         0014819296          May-2007      01-Mar-2006              GA              80.00           96,800.00
     Group II-2         0013163456          Feb-2007      01-Feb-2006              VA              80.00          234,400.00
     Group II-2         0013204052          Jul-2007      01-Feb-2006              VA              80.00          300,000.00
     Group II-2         0013257811          Aug-2007      01-Mar-2006              MD              80.00          238,272.00
     Group II-2         0013313275          Jun-2007      01-Mar-2006              MD              80.00          256,000.00
     Group II-2         0013327028          Mar-2007      01-Mar-2006              CA              80.00          366,296.00
     Group II-2         0013331343          May-2007      01-Mar-2006              CO              80.00          144,000.00
     Group II-2         0013346366          Jun-2007      01-Mar-2006              NV              80.00          348,000.00
     Group II-2         0013359948          May-2007      01-Mar-2006              MA              80.00          260,000.00
     Group II-2         0013360813          Aug-2007      01-Mar-2006              NV              79.98          327,920.00
     Group II-2         0013374913          Apr-2007      01-Mar-2006              AZ              80.00          187,920.00
     Group II-2         0013400833          Mar-2007      01-Mar-2006              VA              80.00          288,000.00
     Group II-2         0013401278          Feb-2007      01-Mar-2006              VA              75.00          235,875.00
     Group II-2         0013409727          Jan-2007      01-Feb-2006              CA              80.00          335,200.00
     Group II-2         0013447875          Mar-2007      01-Apr-2006              VA              80.00          324,000.00
     Group II-2         0013447974          May-2007      01-Mar-2006              VA              80.00          308,000.00
     Group II-2         0013453972          May-2007      01-Feb-2006              NV              80.00          323,686.00
     Group II-2         0013467006          Aug-2007      01-Apr-2006              CA              80.00          184,000.00
     Group II-2         0013476064          Jul-2007      01-Apr-2006              VA              80.00          344,000.00
     Group II-2         0013485537          Aug-2007      01-Apr-2006              VA              80.00          288,000.00
     Group II-2         0013491980          Aug-2007      01-May-2006              AZ              80.00          283,755.00
     Group II-2         0013503602          May-2007      01-Apr-2006              TX              80.00          260,000.00
     Group II-2         0013515390          Jun-2007      01-Apr-2006              IL              80.00          228,000.00
     Group II-2         0013530464          Apr-2007      01-Apr-2006              MI              90.00           58,500.00
     Group II-2         0013541461          Jan-2007      01-Apr-2006              NV              75.00          225,000.00
     Group II-2         0013546114          Jul-2007      01-Apr-2006              PA              80.00          339,692.00
     Group II-2         0013592423          Aug-2007      01-Mar-2006              CA              80.00          400,400.00
     Group II-2         0013663919          Feb-2007      01-May-2006              GA              80.00           80,000.00
     Group II-2         0014427173          Jun-2007      01-Apr-2006              AZ              80.00          183,920.00
     Group II-2         0014819346          Jul-2007      01-Mar-2006              VA              80.00          296,000.00
     Group II-2         0014819965          Jul-2007      01-Mar-2006              MO              79.45          151,150.00
     Group II-3         0006122147          Jun-2007      01-Mar-2006              VA              70.00          972,087.00
     Group II-3         0013042759          Aug-2007      01-Jan-2006              CA              80.00          591,920.00
     Group II-3         0013081054          Aug-2007      01-Jan-2006              CA              80.00          472,080.00
     Group II-3         0013260955          May-2007      01-Mar-2006              NV              76.91        1,000,000.00
     Group II-3         0013271374          May-2007      01-Feb-2006              VA              80.00          472,872.00
     Group II-3         0013432166          Dec-2006      01-Apr-2006              AZ              65.00          520,000.00
     Group II-3         0013450820          Jan-2007      01-Apr-2006              NV              70.00          686,000.00
     Group II-3         0013462080          Jul-2007      01-Mar-2006              NV              78.12        1,000,000.00
     Group II-3         0013476544          Aug-2007      01-Apr-2006              CA              80.00          574,400.00
     Group II-3         0013476866          Jul-2007      01-Mar-2006              VA              80.00          455,032.00
     Group II-3         0013503289          Jul-2007      01-Mar-2006              CA              78.43        1,000,000.00
     Group II-3         0013525985          Feb-2007      01-Apr-2006              GA              76.98        1,000,000.00
     Group II-3         0013577127          Apr-2007      01-Apr-2006              CA              80.00          472,000.00
     Group II-3         0601398225          May-2007      01-Jan-2006              NY              80.00          644,000.00
     Group II-3         0601422320          May-2007      01-Mar-2006              VA              78.00          585,000.00
     Group II-3         0601442881          Mar-2007      01-Mar-2006              CA              80.00          496,000.00
     Group II-3         0789447126          Aug-2007      01-Mar-2006              VA              80.00          576,000.00
     Group II-4         0569547156          Aug-2007      01-Sep-2005              NV              76.47          650,000.00
    Group III-1         0116693627          Jul-2007      01-Mar-2006              NC              80.00          178,220.00
    Group III-1         0116771125          Aug-2007      01-Mar-2006              AZ              79.98          136,850.00
    Group III-1         0116959645          Aug-2007      01-Feb-2006              AZ              80.00          172,000.00
    Group III-1         0124686869          May-2007      01-Mar-2006              CA              90.00          365,113.00
    Group III-1         0125104587          Aug-2007      01-Mar-2006              NV              80.00          230,000.00
    Group III-1         0126093376          May-2007      01-Apr-2006              CA              80.00          409,600.00
    Group III-1         0126580210          Aug-2007      01-Apr-2006              IL              80.00          160,000.00
    Group III-1         0126897169          Jun-2007      01-Apr-2006              CA              80.00          184,000.00
    Group III-2         0097911117          Jul-2007      01-Apr-2006              CA              72.30          650,000.00
    Group III-2         0122366053          Mar-2007      01-Feb-2006              FL              80.00          291,192.00
    Group III-2         0124064450          Feb-2007      01-Mar-2006              VA              80.00          632,000.00
    Group III-2         0125552896          Jul-2007      01-Apr-2006              CA              80.00          520,000.00
    Group III-3         0122688211          Jul-2007      01-Mar-2006              CA              80.00          373,600.00
    Group III-3         0124991020          Jun-2007      01-Apr-2006              CA              80.00          280,000.00
    Group III-3         0125695988          Jun-2007      01-Apr-2006              CA              80.00          340,000.00
    Group III-4         0114568199          Apr-2007      01-Mar-2006              CA              79.98          650,000.00
    Group III-4         0123896213          Jun-2007      01-Mar-2006              CA              80.00          558,652.00
    Group III-4         0125621836          Jun-2007      01-Mar-2006              CA              80.00          513,600.00
    Group III-4         0125733375          Jul-2007      01-Mar-2006              MA              75.00          712,500.00
    Group III-4         0126068504          Jan-2007      01-Mar-2006              NV              80.00          780,000.00
    Group III-5         0124634683          Jun-2007      01-Apr-2006              AZ              80.00          120,000.00
    Group III-6         0126243873          Jul-2007      01-May-2006              MO              80.00          185,200.00
    Group III-6         0135593005          Aug-2007      01-Jun-2006              CA              80.00          393,600.00

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                               Current           Paid                           Current          Approximate
                              Loan              Actual             To          Months              Loan           Delinquent
       Group                Number             Balance           Date      Delinquent              Rate             Interest

      Group I           0002445317          273,750.00    01-Jan-2006              17            8.125%            28,287.52
      Group I           0006122113          618,900.00    01-Jan-2007               5            7.750%            27,798.89
      Group I           0013033964          650,000.00    01-May-2006              13            6.250%            47,734.35
      Group I           0013081245          640,000.00    01-Jun-2006              12            8.000%            56,933.38
      Group I           0013234596          306,978.06    01-Jul-2006              11            8.125%            25,665.76
      Group I           0013241104           87,943.89    01-Mar-2006              15            8.250%             9,181.93
      Group I           0013270723          797,885.39    01-Jun-2006              12            8.125%            71,817.44
      Group I           0013291182          232,000.00    01-May-2006              13            8.250%            22,837.50
      Group I           0013292412          228,000.00    01-Nov-2006               7            7.950%            12,953.25
      Group I           0013294582          459,947.07    01-Jul-2006              11            8.250%            39,239.38
      Group I           0013297189          128,696.72    01-Jul-2006              11            8.250%            10,934.37
      Group I           0013317029          436,690.18    01-Nov-2006               7            8.125%            25,309.37
      Group I           0013319132           64,336.04    01-Nov-2006               7            8.250%             3,789.30
      Group I           0013320858           67,820.26    01-May-2006              13            8.125%             6,538.17
      Group I           0013321443          184,000.00    01-Jun-2006              12            8.125%            16,636.62
      Group I           0013322045          166,500.00    01-Apr-2006              14            7.750%            16,372.48
      Group I           0013326400          151,200.00    01-Jul-2006              11            8.000%            12,489.75
      Group I           0013329396          164,000.00    01-Nov-2006               7            8.000%             9,378.72
      Group I           0013332069          109,500.00    01-Jan-2007               5            7.875%             4,790.59
      Group I           0013337290           86,250.00    01-May-2006              13            8.000%             8,220.75
      Group I           0013339429          427,930.62    01-Oct-2006               8            8.250%            28,082.90
      Group I           0013345582          256,000.00    01-Oct-2006               8            8.000%            16,266.70
      Group I           0013353396          264,000.00    01-Jul-2006              11            6.625%            17,875.00
      Group I           0013357371           96,800.00    01-Oct-2006               8            8.250%             6,352.50
      Group I           0013357439          151,920.00    01-Oct-2006               8            8.250%             9,969.70
      Group I           0013357488          120,000.00    01-Oct-2006               8            8.250%             7,875.00
      Group I           0013357512           96,800.00    01-Oct-2006               8            8.250%             6,352.50
      Group I           0013357967          121,350.00    01-Oct-2006               8            8.000%             7,710.80
      Group I           0013358601          118,850.00    01-Oct-2006               8            8.000%             7,551.90
      Group I           0013358726          559,200.00    01-May-2006              13            8.250%            55,046.25
      Group I           0013363320          157,600.00    01-Aug-2006              10            8.125%            12,213.96
      Group I           0013365200          240,000.00    01-Dec-2006               6            8.125%            12,400.00
      Group I           0013365309          240,000.00    01-Dec-2006               6            8.250%            12,600.00
      Group I           0013366315          238,453.00    01-Jun-2006              12            8.125%            21,560.14
      Group I           0013368717          112,000.00    01-May-2006              13            8.125%            10,849.95
      Group I           0013368824          555,832.00    01-Aug-2006              10            8.000%            42,382.20
      Group I           0013370424          109,708.31    01-Sep-2006               9            7.875%             7,514.60
      Group I           0013373220          649,146.74    01-May-2006              13            8.125%            62,585.08
      Group I           0013375381          112,000.00    01-Jun-2006              12            8.125%            10,126.62
      Group I           0013376330          371,877.94    01-Nov-2006               7            7.875%            20,918.16
      Group I           0013376629          232,778.39    01-Dec-2006               6            8.125%            12,026.88
      Group I           0013376884           91,939.82    01-Mar-2006              15            8.125%             9,445.40
      Group I           0013377163          316,000.00    01-Oct-2006               8            8.125%            20,408.30
      Group I           0013379722          488,000.00    01-Jun-2006              12            8.125%            44,123.38
      Group I           0013381629          103,759.46    01-Aug-2006              10            8.000%             7,911.76
      Group I           0013385471          180,000.00    01-Sep-2006               9            9.250%            14,643.75
      Group I           0013385968          230,725.23    01-Sep-2006               9            8.250%            16,655.54
      Group I           0013386784           73,181.57    01-Jul-2006              11            8.125%             6,118.54
      Group I           0013386875           73,181.57    01-Jul-2006              11            8.125%             6,118.54
      Group I           0013390752          126,638.43    01-Dec-2006               6            8.000%             6,437.52
      Group I           0013393996           93,763.32    01-Dec-2006               6            8.125%             4,832.33
      Group I           0013401583          264,875.72    01-Jun-2006              12            7.750%            22,790.47
      Group I           0013403951          170,000.00    01-Apr-2006              14            7.750%            16,716.64
      Group I           0013404009          170,000.00    01-Apr-2006              14            7.750%            16,716.64
      Group I           0013407119           96,789.36    01-Oct-2006               8            8.250%             6,351.80
      Group I           0013409735          295,899.79    01-May-2006              13            8.125%            28,665.95
      Group I           0013410956          210,000.00    01-Jul-2006              11            7.875%            17,062.50
      Group I           0013410972          258,750.00    01-Jul-2006              11            7.875%            21,023.47
      Group I           0013412879          351,375.00    01-Apr-2006              14            8.125%            36,308.80
      Group I           0013416532           49,683.95    01-Jun-2006              12            7.750%             4,274.90
      Group I           0013416656          252,000.00    01-Jul-2006              11            7.875%            20,475.00
      Group I           0013420609          446,250.00    01-May-2006              13            8.000%            42,533.25
      Group I           0013420633          446,250.00    01-May-2006              13            8.000%            42,533.25
      Group I           0013420674          446,250.00    01-May-2006              13            8.000%            42,533.25
      Group I           0013422829          254,400.00    01-Jul-2006              11            7.875%            20,670.00
      Group I           0013426044          464,000.00    01-Sep-2006               9            7.875%            31,900.00
      Group I           0013426580          154,000.00    01-Sep-2006               9            7.375%             9,881.63
      Group I           0013428289           86,800.00    01-Nov-2006               7            8.250%             5,126.58
      Group I           0013429907          313,600.00    01-Oct-2006               8            8.125%            20,253.30
      Group I           0013432364          240,000.00    01-Nov-2006               7            8.125%            13,950.00
      Group I           0013434105          506,400.00    01-Jun-2006              12            8.250%            46,525.50
      Group I           0013435219          240,000.00    01-Apr-2006              14            8.000%            24,400.00
      Group I           0013436027          183,936.75    01-Oct-2006               8            8.250%            12,070.90
      Group I           0013438601          132,990.05    01-Dec-2006               6            8.250%             6,982.00
      Group I           0013439732           99,667.19    01-Jul-2006              11            8.250%             8,468.25
      Group I           0013439773          235,499.97    01-Sep-2006               9            8.125%            16,730.34
      Group I           0013440276          539,520.00    01-Oct-2006               8            7.750%            33,158.00
      Group I           0013444930          206,916.77    01-May-2006              13            6.375%            15,467.50
      Group I           0013448360          113,564.98    01-Jan-2007               5            8.250%             5,205.94
      Group I           0013448709          113,543.86    01-Jan-2007               5            8.250%             5,204.95
      Group I           0013451687          463,755.00    01-Nov-2006               7            7.750%            25,651.44
      Group I           0013452305           73,313.54    01-Aug-2006              10            8.250%             5,751.77
      Group I           0013453915          124,000.00    01-Aug-2006              10            8.125%             9,609.96
      Group I           0013460183          219,844.72    01-Sep-2006               9            7.750%            14,862.43
      Group I           0013461256          336,000.00    01-Aug-2006              10            7.875%            25,200.00
      Group I           0013462213          224,000.00    01-Mar-2006              15            7.750%            22,026.72
      Group I           0013464805          199,200.00    01-Sep-2006               9            8.250%            14,379.75
      Group I           0013467212          975,000.00    01-Jul-2006              11            8.000%            80,539.03
      Group I           0013470844          330,000.00    01-May-2006              13            8.125%            31,968.75
      Group I           0013474622          478,400.00    01-Sep-2006               9            8.250%            34,534.50
      Group I           0013475421          402,992.00    01-Oct-2006               8            7.750%            24,767.20
      Group I           0013477930          126,357.18    01-Nov-2006               7            8.125%             7,344.73
      Group I           0013479738          202,425.00    01-Jun-2006              12            7.875%            17,712.10
      Group I           0013480280          423,200.00    01-Sep-2006               9            8.000%            29,578.98
      Group I           0013480421          417,000.00    01-Mar-2006              15            8.375%            44,480.00
      Group I           0013480652          284,900.55    01-May-2006              13            8.375%            28,490.76
      Group I           0013480660          120,000.00    01-May-2006              13            7.875%            11,250.00
      Group I           0013480785          115,500.00    01-Nov-2006               7            8.250%             6,821.73
      Group I           0013481106          756,000.00    01-Jan-2007               5            7.875%            33,075.00
      Group I           0013482518          258,427.22    01-May-2006              13            8.375%            25,725.05
      Group I           0013485800          647,400.00    01-Jul-2006              11            8.250%            55,231.41
      Group I           0013491188          247,200.00    01-May-2006              13            8.250%            24,333.75
      Group I           0013502778          880,000.00    01-Jul-2006              11            8.000%            72,691.71
      Group I           0013503669          313,944.00    01-Jun-2006              12            8.250%            28,843.64
      Group I           0013514385        1,042,500.00    01-Mar-2006              15            7.875%           104,250.08
      Group I           0013516414        1,106,250.00    01-Jun-2006              12            8.500%           104,863.36
      Group I           0013517388          368,000.00    01-May-2006              13            7.750%            33,925.05
      Group I           0013523519          230,237.71    01-Sep-2006               9            8.250%            16,620.23
      Group I           0013524939          525,884.62    01-Jun-2006              12            7.875%            46,014.92
      Group I           0013538707          262,500.00    01-May-2006              13            8.375%            26,250.00
      Group I           0013538996          912,721.00    01-Apr-2006              14            8.375%            97,356.80
      Group I           0013544093          464,000.00    01-Aug-2006              10            8.375%            37,119.96
      Group I           0013545041          126,314.42    01-Jan-2007               5            8.125%             5,710.46
      Group I           0013545868          167,199.32    01-Jun-2006              12            8.250%            15,361.50
      Group I           0013550355           87,439.95    01-Jul-2006              11            7.750%             6,985.86
      Group I           0013551619          341,930.24    01-Sep-2006               9            8.500%            25,384.14
      Group I           0013551759          123,000.00    01-Jul-2006              11            8.375%            10,660.00
      Group I           0013587936          160,000.00    01-Oct-2006               8            8.375%            10,666.70
      Group I           0013612015          123,200.00    01-Oct-2006               8            7.750%             7,571.70
      Group I           0013634464          139,991.17    01-Nov-2006               7            7.500%             7,480.71
      Group I           0013636923          232,000.00    01-Aug-2006              10            8.000%            17,690.04
      Group I           0013671409          251,685.63    01-Jun-2006              12            8.375%            23,391.60
      Group I           0014332456          214,692.50    01-Nov-2006               7            5.990%             9,001.78
      Group I           0014417869          297,600.00    01-Aug-2006              10            7.875%            22,320.00
      Group I           0014428437          607,200.00    01-Aug-2006              10            8.375%            48,576.00
      Group I           0014480818          150,400.00    01-Sep-2006               9            7.500%             9,823.00
      Group I           0014480925          146,722.69    01-Jul-2006              11            5.125%             7,493.06
      Group I           0014819528          518,885.47    01-Mar-2006              15            8.500%            55,910.34
      Group I           0014819684          168,400.00    01-Sep-2006               9            7.875%            11,577.50
      Group I           0055510820           88,000.00    01-Oct-2006               8            7.875%             5,500.00
      Group I           0056382542          204,000.00    01-Oct-2006               8            8.250%            13,387.50
      Group I           0056394174          228,000.00    01-Nov-2006               7            8.125%            13,252.50
      Group I           0056463318          253,352.00    01-Jun-2006              12            7.750%            21,798.84
      Group I           0056483662           72,000.00    01-Sep-2006               9            8.250%             5,197.50
      Group I           0056737448          515,500.00    01-Sep-2006               9            7.750%            34,849.98
      Group I           0088755632          332,800.00    01-Oct-2006               8            7.500%            20,106.70
      Group I           0088774062          300,000.00    01-Jan-2007               5            6.750%            11,375.00
      Group I           0088809512          650,000.00    01-Nov-2006               7            7.125%            33,515.64
      Group I           0088813084          519,999.00    01-Jul-2006              11            6.375%            34,504.09
      Group I           0088821863          263,975.00    01-May-2006              13            6.250%            19,798.20
      Group I           0590309803          386,400.00    01-Sep-2006               9            8.125%            27,450.50
      Group I           0592018907          520,000.00    01-Aug-2006              10            7.750%            38,349.96
     Group II-1         0013287222          188,435.00    01-May-2006              13            7.500%            16,782.45
     Group II-1         0013291513          180,000.00    01-Oct-2006               8            7.625%            10,875.00
     Group II-1         0013296389           91,544.32    01-Sep-2006               9            7.250%             5,769.17
     Group II-1         0013296470           87,999.00    01-Jul-2006              11            7.250%             6,554.08
     Group II-1         0013301882           77,465.70    01-Nov-2006               7            7.500%             4,125.67
     Group II-1         0013308739           82,323.78    01-Nov-2006               7            7.375%             4,307.78
     Group II-1         0013323621          416,929.63    01-Aug-2006              10            7.250%            28,663.92
     Group II-1         0013330949           87,200.00    01-Oct-2006               8            7.500%             5,177.50
     Group II-1         0013341201          132,000.00    01-Jul-2006              11            7.500%            10,188.75
     Group II-1         0013347091          412,720.00    01-Oct-2006               8            7.500%            24,505.20
     Group II-1         0013356936          194,747.29    01-Aug-2006              10            7.250%            13,388.88
     Group II-1         0013357017          110,490.05    01-Nov-2006               7            7.250%             5,697.15
     Group II-1         0013357934          154,700.00    01-Nov-2006               7            7.250%             7,976.79
     Group II-1         0013358007           84,481.05    01-Nov-2006               7            7.250%             4,356.19
     Group II-1         0013377312          270,000.00    01-Nov-2006               7            7.500%            14,428.08
     Group II-1         0013384326          324,649.99    01-May-2006              13            7.125%            27,391.52
     Group II-1         0013384714           98,000.00    01-Aug-2006              10            7.625%             7,104.96
     Group II-1         0013385596          209,844.00    01-Dec-2006               6            7.500%             9,967.60
     Group II-1         0013385760           57,161.46    01-Dec-2006               6            7.625%             2,755.50
     Group II-1         0013385935          174,522.39    01-Aug-2006              10            7.625%            12,652.80
     Group II-1         0013389184          408,000.00    01-May-2006              13            7.250%            35,062.50
     Group II-1         0013389531          147,373.01    01-Mar-2006              15            6.750%            12,526.72
     Group II-1         0013393889          110,600.00    01-Jul-2006              11            7.500%             8,536.97
     Group II-1         0013393897          212,000.00    01-Aug-2006              10            7.625%            15,369.96
     Group II-1         0013394325          228,000.00    01-Aug-2006              10            7.125%            15,390.00
     Group II-1         0013414578          271,880.00    01-Apr-2006              14            7.375%            25,375.52
     Group II-1         0013417084           50,850.00    01-Dec-2006               6            7.125%             2,288.24
     Group II-1         0013418132          111,000.00    01-Nov-2006               7            7.625%             6,035.58
     Group II-1         0013427760          348,786.03    01-Dec-2006               6            6.875%            15,114.00
     Group II-1         0013435060           91,000.00    01-Mar-2006              15            7.375%             8,493.28
     Group II-1         0013438742          291,136.00    01-Mar-2006              15            7.625%            28,143.20
     Group II-1         0013459268          217,500.00    01-Jun-2006              12            7.625%            18,396.84
     Group II-1         0013470661          280,000.00    01-Oct-2006               8            7.625%            16,916.70
     Group II-1         0013475074          221,250.00    01-May-2006              13            7.625%            20,050.80
     Group II-1         0013512082          177,600.00    01-Aug-2006              10            7.375%            12,432.00
     Group II-1         0013515523           92,000.00    01-Jan-2007               5            7.625%             3,890.81
     Group II-1         0013527833          233,931.75    01-Oct-2006               8            7.000%            12,914.94
     Group II-1         0013559869          240,000.00    01-Apr-2006              14            7.500%            22,800.00
     Group II-1         0013580154          272,000.00    01-Apr-2006              14            7.500%            25,840.00
     Group II-1         0013580188          271,900.00    01-Apr-2006              14            7.500%            25,830.56
     Group II-1         0014422554          228,000.00    01-Oct-2006               8            7.625%            13,775.00
     Group II-1         0014819296           96,800.00    01-Oct-2006               8            7.625%             5,848.30
     Group II-2         0013163456          234,400.00    01-Jul-2006              11            7.500%            18,092.75
     Group II-2         0013204052          300,000.00    01-Jan-2007               5            7.375%            12,250.00
     Group II-2         0013257811          238,237.47    01-Mar-2007               3            7.375%             6,948.60
     Group II-2         0013313275          256,000.00    01-Sep-2006               9            7.625%            17,013.37
     Group II-2         0013327028          366,296.00    01-May-2006              13            6.750%            29,189.25
     Group II-2         0013331343          144,000.00    01-May-2006              13            7.500%            12,825.00
     Group II-2         0013346366          347,894.87    01-Sep-2006               9            7.250%            21,924.54
     Group II-2         0013359948          260,000.00    01-Aug-2006              10            7.625%            18,849.96
     Group II-2         0013360813          327,920.00    01-Oct-2006               8            7.500%            19,470.20
     Group II-2         0013374913          187,920.00    01-Aug-2006              10            7.625%            13,624.20
     Group II-2         0013400833          287,999.90    01-Aug-2006              10            7.250%            19,800.00
     Group II-2         0013401278          235,875.00    01-Aug-2006              10            7.000%            15,626.76
     Group II-2         0013409727          335,192.48    01-Apr-2006              14            7.375%            31,284.68
     Group II-2         0013447875          324,000.00    01-Aug-2006              10            7.375%            22,680.00
     Group II-2         0013447974          308,000.00    01-Sep-2006               9            7.250%            19,410.38
     Group II-2         0013453972          323,686.00    01-Jun-2006              12            6.625%            23,602.18
     Group II-2         0013467006          184,000.00    01-Nov-2006               7            7.250%             9,487.53
     Group II-2         0013476064          344,000.00    01-Jan-2007               5            7.375%            14,046.69
     Group II-2         0013485537          288,000.00    01-Jan-2007               5            6.875%            10,920.00
     Group II-2         0013491980          283,754.95    01-Nov-2006               7            7.125%            14,365.17
     Group II-2         0013503602          260,000.00    01-Sep-2006               9            7.125%            16,087.50
     Group II-2         0013515390          228,000.00    01-May-2006              13            7.375%            19,950.00
     Group II-2         0013530464           58,499.77    01-Jun-2006              12            8.250%             5,374.74
     Group II-2         0013541461          225,000.00    01-Mar-2006              15            6.875%            19,500.00
     Group II-2         0013546114          339,691.99    01-Sep-2006               9            7.500%            22,186.12
     Group II-2         0013592423          400,395.12    01-Nov-2006               7            6.500%            18,393.21
     Group II-2         0013663919           80,000.00    01-May-2006              13            8.375%             7,999.95
     Group II-2         0014427173          183,920.00    01-Sep-2006               9            7.375%            11,801.46
     Group II-2         0014819346          296,000.00    01-Jan-2007               5            7.625%            12,518.31
     Group II-2         0014819965          151,150.00    01-Oct-2006               8            7.125%             8,502.20
     Group II-3         0006122147          972,087.00    01-Aug-2006              10            6.875%            66,345.00
     Group II-3         0013042759          591,920.00    01-Nov-2006               7            7.000%            29,411.01
     Group II-3         0013081054          472,073.52    01-Dec-2006               6            6.500%            19,276.32
     Group II-3         0013260955        1,000,000.00    01-Aug-2006              10            7.250%            68,750.04
     Group II-3         0013271374          472,872.00    01-Oct-2006               8            7.250%            27,091.70
     Group II-3         0013432166          520,000.00    01-Mar-2006              15            7.500%            49,400.00
     Group II-3         0013450820          686,000.00    01-Mar-2006              15            7.625%            66,313.28
     Group II-3         0013462080        1,000,000.00    01-Oct-2006               8            6.875%            54,166.70
     Group II-3         0013476544          574,400.00    01-Oct-2006               8            7.625%            34,703.30
     Group II-3         0013476866          454,951.54    01-Nov-2006               7            7.000%            22,605.39
     Group II-3         0013503289        1,000,000.00    01-Oct-2006               8            7.625%            60,416.70
     Group II-3         0013525985        1,000,000.00    01-Jul-2006              11            7.500%            77,187.50
     Group II-3         0013577127          472,000.00    01-Jun-2006              12            6.875%            35,793.38
     Group II-3         0601398225          644,000.00    01-Mar-2006              15            6.500%            52,593.28
     Group II-3         0601422320          584,137.18    01-Oct-2006               8            6.875%            31,640.80
     Group II-3         0601442881          496,000.00    01-May-2006              13            7.000%            41,074.95
     Group II-3         0789447126          575,820.00    01-Dec-2006               6            7.500%            27,831.36
     Group II-4         0569547156          640,721.37    01-Jun-2006              12            6.875%            49,522.48
    Group III-1         0116693627          178,220.00    01-Nov-2006               7            7.375%             9,523.62
    Group III-1         0116771125          136,845.23    01-Nov-2006               7            7.125%             7,056.12
    Group III-1         0116959645          171,950.56    01-Nov-2006               7            6.875%             8,543.79
    Group III-1         0124686869          365,023.62    01-Aug-2006              10            5.875%            20,532.48
    Group III-1         0125104587          230,000.00    01-Nov-2006               7            7.250%            12,074.94
    Group III-1         0126093376          409,600.00    01-Aug-2006              10            7.375%            29,184.00
    Group III-1         0126580210          160,000.00    01-Jun-2006              12            7.500%            13,533.38
    Group III-1         0126897169          183,999.32    01-Sep-2006               9            7.375%            12,017.50
    Group III-2         0097911117          650,000.00    01-Oct-2006               8            7.750%            40,625.00
    Group III-2         0122366053          291,192.00    01-Apr-2006              14            7.500%            28,148.48
    Group III-2         0124064450          632,000.00    01-Jul-2006              11            7.750%            51,350.00
    Group III-2         0125552896          520,000.00    01-Oct-2006               8            6.750%            28,166.70
    Group III-3         0122688211          373,498.82    01-Jul-2006              11            6.500%            25,289.56
    Group III-3         0124991020          280,000.00    01-Sep-2006               9            6.875%            17,004.24
    Group III-3         0125695988          339,847.92    01-Jul-2006              11            6.875%            24,391.25
    Group III-4         0114568199          650,000.00    01-Jun-2006              12            7.500%            54,979.12
    Group III-4         0123896213          558,652.00    01-Sep-2006               9            6.375%            31,365.95
    Group III-4         0125621836          513,600.00    01-May-2006              13            6.750%            41,730.00
    Group III-4         0125733375          712,500.00    01-Jul-2006              11            8.000%            59,820.28
    Group III-4         0126068504          780,000.00    01-May-2006              13            7.875%            74,343.75
    Group III-5         0124634683          120,000.00    01-Oct-2006               8            6.875%             6,625.00
    Group III-6         0126243873          185,097.77    01-Oct-2006               8            6.625%             9,833.30
    Group III-6         0135593005          393,600.00    01-Jul-2006              11            7.000%            28,782.00

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

 Summary                                                          12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                    108                  Sep-06            0.813%
     Original Principal Balance    33,906,310.00                  Oct-06            1.158%
     Current Actual Balance        33,888,254.99                  Nov-06            1.670%
                                                                  Dec-06            2.365%
 Current Foreclosure Total                                        Jan-07            3.040%
     Loans in Foreclosure                    377                  Feb-07            3.794%
     Original Principal Balance   123,231,102.00                  Mar-07            4.105%
     Current Actual Balance       122,774,572.72                  Apr-07            4.408%
                                                                  May-07            4.678%
                                                                  Jun-07            4.776%
                                                                  Jul-07            5.055%
                                                                  Aug-07            5.674%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group I                                                          12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     53                  Sep-06            1.698%
     Original Principal Balance    14,248,602.00                  Oct-06            2.236%
     Current Actual Balance        14,236,946.70                  Nov-06            3.230%
                                                                  Dec-06            5.205%
 Current Foreclosure Total                                        Jan-07            6.431%
     Loans in Foreclosure                    211                  Feb-07            7.700%
     Original Principal Balance    66,141,878.00                  Mar-07            8.839%
     Current Actual Balance        65,711,681.50                  Apr-07            9.066%
                                                                  May-07            9.001%
                                                                  Jun-07            9.470%
                                                                  Jul-07            9.934%
                                                                  Aug-07           11.033%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                       12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     18                  Sep-06            0.766%
     Original Principal Balance     3,810,284.00                  Oct-06            0.947%
     Current Actual Balance         3,809,317.78                  Nov-06            1.222%
                                                                  Dec-06            1.087%
 Current Foreclosure Total                                        Jan-07            2.146%
     Loans in Foreclosure                     58                  Feb-07            2.383%
     Original Principal Balance    12,223,494.00                  Mar-07            3.083%
     Current Actual Balance        12,225,992.44                  Apr-07            3.342%
                                                                  May-07            3.782%
                                                                  Jun-07            3.894%
                                                                  Jul-07            4.377%
                                                                  Aug-07            4.630%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                       12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     19                  Sep-06            0.359%
     Original Principal Balance     4,764,653.00                  Oct-06            0.376%
     Current Actual Balance         4,760,440.06                  Nov-06            0.678%
                                                                  Dec-06            1.400%
 Current Foreclosure Total                                        Jan-07            2.105%
     Loans in Foreclosure                     50                  Feb-07            2.851%
     Original Principal Balance    12,041,977.00                  Mar-07            2.699%
     Current Actual Balance        12,027,738.14                  Apr-07            2.892%
                                                                  May-07            3.263%
                                                                  Jun-07            3.366%
                                                                  Jul-07            3.941%
                                                                  Aug-07            4.643%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                       12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      1                  Sep-06            1.037%
     Original Principal Balance       490,950.00                  Oct-06            2.078%
     Current Actual Balance           490,790.88                  Nov-06            2.191%
                                                                  Dec-06            2.942%
 Current Foreclosure Total                                        Jan-07            2.973%
     Loans in Foreclosure                     11                  Feb-07            4.760%
     Original Principal Balance     6,036,865.00                  Mar-07            4.724%
     Current Actual Balance         6,036,506.93                  Apr-07            5.479%
                                                                  May-07            5.733%
                                                                  Jun-07            5.650%
                                                                  Jul-07            4.563%
                                                                  Aug-07            2.731%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                       12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      1                  Sep-06            0.000%
     Original Principal Balance       500,000.00                  Oct-06            0.000%
     Current Actual Balance           500,000.00                  Nov-06            1.445%
                                                                  Dec-06            2.601%
 Current Foreclosure Total                                        Jan-07            2.683%
     Loans in Foreclosure                      1                  Feb-07            2.699%
     Original Principal Balance       500,000.00                  Mar-07            1.197%
     Current Actual Balance           500,000.00                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            1.317%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-1                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      6                  Sep-06            0.000%
     Original Principal Balance     1,513,875.00                  Oct-06            0.048%
     Current Actual Balance         1,513,499.46                  Nov-06            0.270%
                                                                  Dec-06            0.184%
 Current Foreclosure Total                                        Jan-07            0.556%
     Loans in Foreclosure                     17                  Feb-07            0.673%
     Original Principal Balance     4,224,700.00                  Mar-07            0.612%
     Current Actual Balance         4,223,974.46                  Apr-07            1.171%
                                                                  May-07            1.249%
                                                                  Jun-07            1.473%
                                                                  Jul-07            1.685%
                                                                  Aug-07            1.956%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-2                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      4                  Sep-06            1.190%
     Original Principal Balance     5,295,657.00                  Oct-06            1.220%
     Current Actual Balance         5,295,524.08                  Nov-06            2.507%
                                                                  Dec-06            1.680%
 Current Foreclosure Total                                        Jan-07            3.377%
     Loans in Foreclosure                      9                  Feb-07            3.418%
     Original Principal Balance     8,165,395.00                  Mar-07            2.731%
     Current Actual Balance         8,164,815.57                  Apr-07            2.101%
                                                                  May-07            2.954%
                                                                  Jun-07            3.149%
                                                                  Jul-07            3.716%
                                                                  Aug-07           10.423%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-3                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.960%
     Loans in Foreclosure                      2                  Feb-07            1.318%
     Original Principal Balance       685,900.00                  Mar-07            1.351%
     Current Actual Balance           682,001.99                  Apr-07            2.176%
                                                                  May-07            2.234%
                                                                  Jun-07            1.439%
                                                                  Jul-07            0.940%
                                                                  Aug-07            0.941%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-4                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      4                  Sep-06            0.352%
     Original Principal Balance     2,106,369.00                  Oct-06            1.390%
     Current Actual Balance         2,105,816.03                  Nov-06            2.727%
                                                                  Dec-06            2.916%
 Current Foreclosure Total                                        Jan-07            2.717%
     Loans in Foreclosure                     13                  Feb-07            4.201%
     Original Principal Balance    10,829,713.00                  Mar-07            4.322%
     Current Actual Balance        10,821,181.78                  Apr-07            4.904%
                                                                  May-07            6.616%
                                                                  Jun-07            5.756%
                                                                  Jul-07            8.578%
                                                                  Aug-07           10.132%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-5                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      2                  Sep-06            0.000%
     Original Principal Balance     1,175,920.00                  Oct-06            0.000%
     Current Actual Balance         1,175,920.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.000%
     Loans in Foreclosure                      3                  Feb-07            0.079%
     Original Principal Balance     1,815,920.00                  Mar-07            0.080%
     Current Actual Balance         1,815,920.00                  Apr-07            0.081%
                                                                  May-07            0.699%
                                                                  Jun-07            0.624%
                                                                  Jul-07            0.627%
                                                                  Aug-07            1.286%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-6                                                      12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.000%
     Loans in Foreclosure                      2                  Feb-07            0.099%
     Original Principal Balance       565,260.00                  Mar-07            0.100%
     Current Actual Balance           564,759.91                  Apr-07            0.675%
                                                                  May-07            0.639%
                                                                  Jun-07            0.646%
                                                                  Jul-07            0.553%
                                                                  Aug-07            0.329%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

       Group I              0004221123         Mar-2007        01-Oct-1999             GA              95.00        160,550.00
       Group I              0013094453         Aug-2007        01-Jan-2006             IL              80.00        152,320.00
       Group I              0013129689         Aug-2007        01-Feb-2006             GA              80.00        100,000.00
       Group I              0013143359         Aug-2007        01-Jan-2006             CA              80.00        888,000.00
       Group I              0013151881         Apr-2007        01-Jan-2006             MI              80.00         61,200.00
       Group I              0013171616         Jun-2007        01-Mar-2006             KY              82.47         63,500.00
       Group I              0013171699         May-2007        01-Mar-2006             KY              82.47         63,500.00
       Group I              0013172432         Jun-2007        01-Mar-2006             AZ              80.00        116,000.00
       Group I              0013190269         Jun-2007        01-Mar-2006             AZ              80.00        120,000.00
       Group I              0013196498         Feb-2007        01-Feb-2006             WI              80.00         60,800.00
       Group I              0013202999         Aug-2007        01-Mar-2006             CA              80.00        240,000.00
       Group I              0013205935         Jan-2007        01-Feb-2006             FL              80.00        620,000.00
       Group I              0013224787         Aug-2007        01-Mar-2006             IL              65.00        178,750.00
       Group I              0013230628         Apr-2007        01-Feb-2006             MI              80.00        388,000.00
       Group I              0013239207         Aug-2006        01-Mar-2006             NJ              80.00        240,000.00
       Group I              0013256185         Mar-2007        01-Feb-2006             NJ              80.00        567,316.00
       Group I              0013256763         Jun-2007        01-Feb-2006             FL              80.00        920,000.00
       Group I              0013259890         Feb-2007        01-Mar-2006             AZ              70.00        165,830.00
       Group I              0013266358         Aug-2007        01-Mar-2006             VA              80.00        308,000.00
       Group I              0013266648         May-2007        01-Mar-2006             CA              79.44        452,751.00
       Group I              0013269949         Aug-2007        01-Feb-2006             AZ              80.00        239,841.00
       Group I              0013271036         Apr-2007        01-Feb-2006             FL              70.00        420,000.00
       Group I              0013271325         Nov-2006        01-Feb-2006             MN              80.00        180,800.00
       Group I              0013273727         May-2007        01-Feb-2006             FL              75.00        975,000.00
       Group I              0013278049         Jun-2007        01-Mar-2006             NV              79.81        661,712.00
       Group I              0013287065         Apr-2007        01-Mar-2006             NJ              70.00        251,629.00
       Group I              0013287958         May-2007        01-Feb-2006             FL              80.00        119,920.00
       Group I              0013295845         Mar-2007        01-Mar-2006             NV              80.00      1,000,000.00
       Group I              0013297890         Jul-2007        01-Mar-2006             CO              80.00        149,280.00
       Group I              0013298955         Apr-2007        01-Feb-2006             FL              89.95        244,300.00
       Group I              0013307426         Mar-2007        01-Mar-2006             FL              75.00         89,250.00
       Group I              0013307590         Mar-2007        01-Mar-2006             FL              80.00        340,000.00
       Group I              0013319520         Aug-2007        01-Mar-2006             CA              80.00        176,000.00
       Group I              0013320106         Jun-2007        01-Feb-2006             TX              80.00        153,600.00
       Group I              0013324454         Jun-2007        01-Mar-2006             IL              80.00        496,000.00
       Group I              0013324645         Jun-2007        01-Mar-2006             NV              80.00        248,000.00
       Group I              0013325253         Jun-2007        01-Mar-2006             TX              80.00         94,400.00
       Group I              0013326673         Jan-2007        01-Apr-2006             IL              75.00         86,250.00
       Group I              0013330246         Aug-2007        01-Mar-2006             TX              80.00         87,130.00
       Group I              0013330428         Aug-2007        01-Mar-2006             TX              80.00         91,920.00
       Group I              0013331855         Mar-2007        01-Apr-2006             SC              61.75      1,235,000.00
       Group I              0013336029         Aug-2007        01-Mar-2006             AZ              80.00        292,000.00
       Group I              0013337704         Feb-2007        01-Mar-2006             FL              75.00        240,000.00
       Group I              0013337753         Apr-2007        01-Apr-2006             MN              75.00        123,000.00
       Group I              0013340104         Jul-2007        01-Mar-2006             TX              80.00        140,000.00
       Group I              0013346515         Mar-2007        01-Mar-2006             NV              80.00        880,000.00
       Group I              0013347521         Mar-2007        01-Apr-2006             CO              80.00        185,200.00
       Group I              0013351028         Feb-2007        01-Feb-2006             IL              80.00        219,200.00
       Group I              0013352141         Jul-2007        01-Mar-2006             GA              80.00        121,600.00
       Group I              0013353727         Jun-2007        01-Mar-2006             GA              80.00        800,000.00
       Group I              0013353750         Jul-2007        01-Mar-2006             SC              80.00        485,360.00
       Group I              0013355912         Jan-2007        01-Mar-2006             MN              80.00        257,040.00
       Group I              0013356241         Apr-2007        01-Mar-2006             FL              80.00        174,520.00
       Group I              0013358379         Jul-2007        01-Mar-2006             NJ              80.00        120,000.00
       Group I              0013358866         Dec-2006        01-Feb-2006             AK              80.00        352,000.00
       Group I              0013364831         Apr-2007        01-Feb-2006             MN              80.00        359,949.00
       Group I              0013365218         Aug-2007        01-Mar-2006             FL              75.00        171,750.00
       Group I              0013365960         Aug-2007        01-Mar-2006             CA              78.80        416,900.00
       Group I              0013366869         May-2007        01-Mar-2006             TX              70.00        187,600.00
       Group I              0013367545         Nov-2006        01-Apr-2006             FL              80.00         96,000.00
       Group I              0013368501         Dec-2006        01-Mar-2006             FL              76.66        460,000.00
       Group I              0013370796         Dec-2006        01-Mar-2006             OH              70.00        109,200.00
       Group I              0013371133         Feb-2007        01-Apr-2006             DE              80.00        157,600.00
       Group I              0013372735         Aug-2007        01-Mar-2006             MN              80.00        363,920.00
       Group I              0013372834         Jul-2007        01-Mar-2006             MN              80.00        363,920.00
       Group I              0013372891         Jul-2007        01-Mar-2006             MN              80.00        383,920.00
       Group I              0013374889         Feb-2007        01-Mar-2006             OH              70.00        114,100.00
       Group I              0013380100         Jul-2007        01-Mar-2006             GA              80.00        109,600.00
       Group I              0013380894         May-2007        01-Feb-2006             CA              80.00        310,199.00
       Group I              0013380936         Aug-2007        01-Mar-2006             FL              75.00        120,525.00
       Group I              0013384037         Jun-2007        01-Mar-2006             CO              80.00        176,000.00
       Group I              0013384177         Jul-2007        01-May-2006             FL              70.00        104,545.00
       Group I              0013385356         Apr-2007        01-Mar-2006             FL              80.00        184,000.00
       Group I              0013385711         Feb-2007        01-Mar-2006             MI              80.00         68,000.00
       Group I              0013387956         Aug-2007        01-Mar-2006             FL              79.98        161,550.00
       Group I              0013391701         Jun-2007        01-Mar-2006             AZ              70.00        370,930.00
       Group I              0013395496         Jul-2007        01-Mar-2006             CA              75.00      1,266,800.00
       Group I              0013396817         May-2007        01-Mar-2006             FL              95.00        218,500.00
       Group I              0013402730         Jul-2007        01-Mar-2006             MN              80.00         64,800.00
       Group I              0013403100         Jun-2007        01-Mar-2006             IL              75.00        307,500.00
       Group I              0013404793         May-2007        01-Mar-2006             AZ              80.00        552,000.00
       Group I              0013406418         Aug-2007        01-Feb-2006             GA              80.00        129,192.00
       Group I              0013413570         May-2007        01-Apr-2006             CO              78.68        417,000.00
       Group I              0013413620         Jul-2007        01-Mar-2006             FL              80.00        124,000.00
       Group I              0013413893         Apr-2007        01-Mar-2006             GA              79.98        254,600.00
       Group I              0013414263         Jun-2007        01-Mar-2006             AZ              80.00        189,738.00
       Group I              0013415351         Feb-2007        01-Mar-2006             MI              72.22         65,000.00
       Group I              0013416722         Aug-2007        01-Apr-2006             NV              80.00        176,000.00
       Group I              0013418801         Jul-2007        01-Mar-2006             VA              80.00        442,800.00
       Group I              0013420815         Jul-2007        01-Mar-2006             CA              70.00        325,500.00
       Group I              0013422191         Mar-2007        01-Apr-2006             MN              69.66        735,000.00
       Group I              0013424577         May-2007        01-Mar-2006             AZ              80.00        467,200.00
       Group I              0013425731         Aug-2007        01-Mar-2006             CA              70.00        197,400.00
       Group I              0013426879         Aug-2007        01-Mar-2006             AZ              75.00        162,450.00
       Group I              0013426994         Aug-2007        01-Mar-2006             AZ              75.00        162,450.00
       Group I              0013435193         Aug-2007        01-Mar-2006             MN              80.00        300,800.00
       Group I              0013440425         Jan-2007        01-Apr-2006             TX              80.00        284,000.00
       Group I              0013441639         Jul-2007        01-Mar-2006             GA              80.00         96,000.00
       Group I              0013441696         Aug-2007        01-Mar-2006             FL              80.00        187,200.00
       Group I              0013442934         Jul-2007        01-Mar-2006             FL              80.00        152,000.00
       Group I              0013444013         Apr-2007        01-Apr-2006             CA              75.00      1,061,250.00
       Group I              0013444088         Jun-2007        01-Apr-2006             CA              80.00        195,200.00
       Group I              0013444161         Aug-2007        01-Mar-2006             NJ              75.00        262,500.00
       Group I              0013446026         Jul-2007        01-Apr-2006             MN              80.00        112,800.00
       Group I              0013446117         Jul-2007        01-Apr-2006             VA              80.00        296,000.00
       Group I              0013446455         Aug-2007        01-Mar-2006             PA              80.00        227,200.00
       Group I              0013452982         Mar-2007        01-Apr-2006             FL              95.00        294,500.00
       Group I              0013459516         Mar-2007        01-Mar-2006             MN              80.00        167,200.00
       Group I              0013461017         Jun-2007        01-Apr-2006             FL              80.00        320,000.00
       Group I              0013461819         May-2007        01-Apr-2006             FL              80.00        336,000.00
       Group I              0013462874         Jul-2007        01-Mar-2006             GA              80.00        152,000.00
       Group I              0013464482         Mar-2007        01-Apr-2006             FL              80.00        880,000.00
       Group I              0013467071         Aug-2007        01-Mar-2006             CO              80.00        960,000.00
       Group I              0013468566         Jul-2007        01-Apr-2006             NV              75.00        264,000.00
       Group I              0013468632         Jul-2007        01-Apr-2006             NV              75.00        243,750.00
       Group I              0013472048         Jul-2007        01-Apr-2006             FL              80.00        540,000.00
       Group I              0013472386         Aug-2007        01-Apr-2006             OH              80.00        158,920.00
       Group I              0013472907         Jun-2007        01-Apr-2006             CT              76.63        456,000.00
       Group I              0013475132         May-2007        01-Mar-2006             MN              80.00        210,197.00
       Group I              0013476288         Apr-2007        01-Apr-2006             FL              75.00        228,750.00
       Group I              0013477666         Jun-2007        01-Mar-2006             CA              80.00        411,889.00
       Group I              0013479985         Aug-2007        01-Apr-2006             GA              75.00        187,500.00
       Group I              0013480074         Dec-2006        01-Apr-2006             IN              80.00        176,000.00
       Group I              0013480975         Dec-2006        01-Apr-2006             FL              80.00        106,400.00
       Group I              0013484464         Aug-2007        01-Apr-2006             VA              80.00        354,800.00
       Group I              0013484829         May-2007        01-Apr-2006             AZ              75.00        393,750.00
       Group I              0013487392         Aug-2007        01-Apr-2006             CO              75.00        187,500.00
       Group I              0013488119         Aug-2007        01-Apr-2006             GA              80.00        164,000.00
       Group I              0013488267         Feb-2007        01-Apr-2006             IL              74.06      1,000,000.00
       Group I              0013488721         Aug-2007        01-Apr-2006             MD              80.00        243,600.00
       Group I              0013490750         Jun-2007        01-Mar-2006             NV              80.00        240,212.00
       Group I              0013491030         Jul-2007        01-Feb-2006             GA              80.00        192,000.00
       Group I              0013492038         Aug-2007        01-Apr-2006             MO              80.00        104,184.00
       Group I              0013492350         May-2007        01-Apr-2006             CA              80.00        460,000.00
       Group I              0013492384         May-2007        01-Apr-2006             CA              80.00        459,920.00
       Group I              0013492608         Aug-2007        01-Apr-2006             FL              80.00        492,000.00
       Group I              0013497391         Apr-2007        01-Apr-2006             MI              70.00         66,500.00
       Group I              0013497748         Aug-2007        01-Apr-2006             KY              78.97         53,700.00
       Group I              0013497938         Aug-2007        01-Apr-2006             KY              80.00         74,400.00
       Group I              0013498084         Aug-2007        01-Apr-2006             KY              74.41         57,300.00
       Group I              0013499611         Jul-2007        01-May-2006             CA              80.00        332,000.00
       Group I              0013503107         Mar-2007        01-Apr-2006             FL              75.00        324,750.00
       Group I              0013504212         Dec-2006        01-Apr-2006             NJ              80.00        378,320.00
       Group I              0013506068         Jun-2007        01-Apr-2006             CO              80.00        132,400.00
       Group I              0013506480         Apr-2007        01-Apr-2006             CO              75.00        161,250.00
       Group I              0013506506         Jan-2007        01-Apr-2006             IL              80.00        288,000.00
       Group I              0013508460         Feb-2007        01-Apr-2006             IL              80.00         76,791.00
       Group I              0013510870         Jul-2007        01-Apr-2006             CO              70.00        110,530.00
       Group I              0013511324         May-2007        01-Apr-2006             IL              79.19        280,000.00
       Group I              0013515721         Jul-2007        01-Apr-2006             MA              80.00        396,000.00
       Group I              0013515846         Jun-2007        01-Apr-2006             CO              74.98        194,900.00
       Group I              0013516927         Mar-2007        01-Apr-2006             CO              80.00        180,000.00
       Group I              0013518220         Sep-2006        01-Apr-2006             AZ              80.00        558,400.00
       Group I              0013520192         Apr-2007        01-Apr-2006             MI              80.00         70,400.00
       Group I              0013521562         Jun-2007        01-Apr-2006             MN              80.00        300,000.00
       Group I              0013530019         Jun-2007        01-Apr-2006             NJ              80.00        388,400.00
       Group I              0013531793         Feb-2007        01-Apr-2006             MN              75.00      1,102,500.00
       Group I              0013531835         Jan-2007        01-Apr-2006             MN              70.00        224,000.00
       Group I              0013535067         May-2007        01-Apr-2006             FL              75.00        232,500.00
       Group I              0013535232         Aug-2007        01-Apr-2006             IL              80.00        580,000.00
       Group I              0013535539         Feb-2007        01-Apr-2006             IL              70.48        264,000.00
       Group I              0013541123         Jun-2007        01-Apr-2006             AZ              80.00        380,000.00
       Group I              0013541420         Jul-2007        01-Apr-2006             FL              80.00        776,000.00
       Group I              0013541776         Aug-2007        01-Apr-2006             GA              74.98        155,650.00
       Group I              0013560347         Aug-2007        01-May-2006             FL              80.00        212,000.00
       Group I              0013561709         Jul-2007        01-Apr-2006             CA              80.00        414,170.00
       Group I              0013562533         Aug-2007        01-Apr-2006             FL              80.00        606,400.00
       Group I              0013565544         Aug-2007        01-Apr-2006             NV              75.00        311,250.00
       Group I              0013568845         Aug-2007        01-Apr-2006             NJ              80.00        332,000.00
       Group I              0013576301         Mar-2007        01-Apr-2006             NJ              80.00        208,000.00
       Group I              0013589825         Apr-2007        01-Apr-2006             NJ              80.00        436,800.00
       Group I              0013606983         Dec-2006        01-May-2006             FL              80.00        272,000.00
       Group I              0013612098         Jul-2007        01-Apr-2006             AZ              80.00        132,000.00
       Group I              0013612650         Jul-2007        01-Apr-2006             FL              75.00        174,000.00
       Group I              0013612692         Jul-2007        01-Apr-2006             FL              80.00        185,600.00
       Group I              0013615588         Mar-2007        01-May-2006             CO              75.00        150,000.00
       Group I              0013685136         May-2007        01-Apr-2006             GA              80.00        223,920.00
       Group I              0014318711         Dec-2006        01-Oct-2005             OH              88.87         79,900.00
       Group I              0014331938         Aug-2007        01-Oct-2005             CA              80.00        194,400.00
       Group I              0014332696         Jun-2007        01-Nov-2005             CA              80.00        146,400.00
       Group I              0014332969         Jul-2007        01-Oct-2005             CA              80.00        378,800.00
       Group I              0014398630         Aug-2007        01-Mar-2006             CA              80.00        396,000.00
       Group I              0014406235         Jul-2007        01-Apr-2006             NJ              70.00        770,000.00
       Group I              0014409387         Feb-2007        01-Mar-2006             MN              79.98        135,900.00
       Group I              0014411987         May-2007        01-Mar-2006             AZ              80.00        400,000.00
       Group I              0014413629         Aug-2007        01-Apr-2006             FL              80.00        253,600.00
       Group I              0014417240         Aug-2007        01-Apr-2006             VA              80.00        676,000.00
       Group I              0014418545         May-2007        01-Apr-2006             FL              80.00        520,000.00
       Group I              0014419386         Apr-2007        01-Apr-2006             MN              78.79        156,000.00
       Group I              0014419634         Apr-2007        01-Apr-2006             FL              80.00        312,000.00
       Group I              0014419980         Feb-2007        01-Apr-2006             MN              80.00        111,920.00
       Group I              0014420004         Feb-2007        01-Apr-2006             MN              80.00        129,200.00
       Group I              0014421994         Jul-2007        01-Apr-2006             FL              80.00        184,000.00
       Group I              0014425136         Aug-2007        01-Apr-2006             MN              80.00        160,000.00
       Group I              0014428056         Jun-2007        01-Apr-2006             CA              80.00        339,200.00
       Group I              0014819908         Aug-2007        01-Mar-2006             NC              79.98        155,100.00
       Group I              0056279557         Jun-2007        01-Feb-2006             CA              65.00        139,178.00
       Group I              0088734553         Aug-2007        01-Mar-2006             FL              74.62        306,000.00
       Group I              0088770433         Feb-2007        01-Mar-2006             NY              80.00        559,200.00
       Group I              0088771217         Aug-2007        01-Mar-2006             CO              75.26        214,500.00
       Group I              0088772942         Mar-2007        01-Mar-2006             FL              80.00        392,000.00
       Group I              0088803499         May-2007        01-Mar-2006             CA              80.00        512,000.00
       Group I              0088817267         Aug-2007        01-Mar-2006             VA              80.00        282,400.00
       Group I              0088822606         Jun-2007        01-Mar-2006             CA              80.00        631,200.00
       Group I              0088824826         Jul-2007        01-Mar-2006             CA              80.00        565,600.00
       Group I              0088838925         May-2007        01-Mar-2006             CA              76.84        561,000.00
       Group I              0088892955         Aug-2007        01-Mar-2006             CA              80.00        581,600.00
       Group I              0202747283         May-2007        01-Mar-2006             CA              77.97        460,000.00
       Group I              0551006662         Jul-2007        01-Apr-2006             IL              80.00        138,400.00
       Group I              0551110008         Jul-2007        01-Mar-2006             WI              80.00        115,920.00
       Group I              3029935200         May-2007        01-May-1990             PA              70.00      1,183,000.00
     Group II-1             0006343636         May-2007        01-Feb-2006             FL              80.00        278,000.00
     Group II-1             0012894598         Aug-2007        01-Feb-2006             MA              80.00        164,000.00
     Group II-1             0012952578         Jun-2007        01-Nov-2005             IL              80.00        176,000.00
     Group II-1             0013142096         Aug-2007        01-Feb-2006             TX              80.00        102,934.00
     Group II-1             0013171756         Jun-2007        01-Mar-2006             KY              80.00         68,000.00
     Group II-1             0013259072         Aug-2007        01-Feb-2006             CA              70.00        245,000.00
     Group II-1             0013298021         Apr-2007        01-Feb-2006             MN              69.98        152,800.00
     Group II-1             0013298682         Feb-2007        01-Mar-2006             FL              80.00        120,000.00
     Group II-1             0013298724         Aug-2007        01-Mar-2006             FL              80.00        120,000.00
     Group II-1             0013310933         Jun-2007        01-Jan-2006             FL              80.00        183,340.00
     Group II-1             0013319884         Aug-2007        01-Feb-2006             FL              70.00        208,600.00
     Group II-1             0013320536         Jun-2007        01-Mar-2006             CA              75.00        232,500.00
     Group II-1             0013336102         Aug-2007        01-Mar-2006             AZ              75.00        183,750.00
     Group II-1             0013336862         Aug-2007        01-Mar-2006             FL              70.00        183,400.00
     Group II-1             0013352828         Feb-2007        01-Mar-2006             NJ              80.00        292,000.00
     Group II-1             0013355474         Jul-2007        01-Mar-2006             NV              80.00        276,800.00
     Group II-1             0013357959         Jun-2007        01-Feb-2006             CA              80.00        330,400.00
     Group II-1             0013361662         Aug-2007        01-Mar-2006             CO              78.69        144,000.00
     Group II-1             0013366588         Aug-2007        01-Apr-2006             OH              80.00        320,000.00
     Group II-1             0013375753         Aug-2007        01-Mar-2006             FL              80.00        208,000.00
     Group II-1             0013381504         Jul-2007        01-Mar-2006             IL              65.00        237,835.00
     Group II-1             0013384797         Jan-2007        01-Mar-2006             MI              70.00         94,500.00
     Group II-1             0013398342         Apr-2007        01-Mar-2006             OR              70.00        168,000.00
     Group II-1             0013400213         Jan-2007        01-Apr-2006             CO              70.00        275,380.00
     Group II-1             0013402938         May-2007        01-Apr-2006             FL              65.00        149,500.00
     Group II-1             0013403894         Aug-2007        01-Mar-2006             CO              75.00        300,000.00
     Group II-1             0013408141         Aug-2007        01-Mar-2006             FL              70.00        259,000.00
     Group II-1             0013410121         Aug-2007        01-Mar-2006             VA              80.00        250,400.00
     Group II-1             0013418199         Jun-2007        01-Mar-2006             CO              80.00        168,000.00
     Group II-1             0013418447         May-2007        01-Mar-2006             FL              69.98        114,000.00
     Group II-1             0013418538         Jun-2007        01-Mar-2006             GA              65.00        195,000.00
     Group II-1             0013421185         Aug-2007        01-Feb-2006             NV              80.00        122,000.00
     Group II-1             0013421227         May-2007        01-Mar-2006             CA              75.00        217,500.00
     Group II-1             0013421342         May-2007        01-Mar-2006             CA              75.00        173,210.00
     Group II-1             0013430228         Aug-2007        01-Mar-2006             MN              80.00        248,000.00
     Group II-1             0013443064         May-2007        01-Mar-2006             CA              70.00        266,000.00
     Group II-1             0013449632         Jul-2007        01-Apr-2006             MN              80.00        296,000.00
     Group II-1             0013459706         May-2007        01-Apr-2006             CO              70.00        157,500.00
     Group II-1             0013464516         Jun-2007        01-Mar-2006             GA              65.00        204,750.00
     Group II-1             0013470521         Jul-2007        01-Mar-2006             NV              80.00        212,000.00
     Group II-1             0013487350         Mar-2007        01-Apr-2006             WI              80.00        152,000.00
     Group II-1             0013498464         Jul-2007        01-Apr-2006             FL              74.98        168,650.00
     Group II-1             0013513809         Jul-2007        01-Apr-2006             MA              65.00        410,800.00
     Group II-1             0013520671         Jul-2007        01-Mar-2006             FL              80.00        386,795.00
     Group II-1             0013526777         May-2007        01-Apr-2006             GA              65.00        248,950.00
     Group II-1             0013546700         Jul-2007        01-Apr-2006             FL              70.00        105,000.00
     Group II-1             0014413439         May-2007        01-Apr-2006             MN              80.00         88,000.00
     Group II-1             0014428387         Apr-2007        01-Apr-2006             MN              80.00        292,000.00
     Group II-1             0054970728         Jul-2007        01-Oct-2005             GA              80.00        102,400.00
     Group II-1             0055806582         Jul-2007        01-Feb-2006             ID              80.00        204,000.00
     Group II-1             0056408735         Oct-2006        01-Feb-2006             IN              80.00        133,600.00
     Group II-1             0056613581         Jun-2007        01-Mar-2006             AZ              80.00        188,000.00
     Group II-1             0056767254         Aug-2007        01-Mar-2006             AL              80.00        147,200.00
     Group II-1             0551208562         Aug-2007        01-Mar-2006             IL              80.00        340,000.00
     Group II-1             0590439709         Jun-2007        01-Feb-2006             CO              90.00        310,500.00
     Group II-1             0789325586         Aug-2007        01-Mar-2006             CA              80.00        264,000.00
     Group II-1             0789407108         Jul-2007        01-Apr-2006             CA              72.88        328,000.00
     Group II-1             0789503441         Jul-2007        01-Apr-2006             FL              70.00        255,500.00
     Group II-2             0013186085         Aug-2007        01-Apr-2006             CA              80.00        237,840.00
     Group II-2             0013238902         Aug-2007        01-Feb-2006             TX              80.00        172,000.00
     Group II-2             0013239306         Aug-2007        01-Feb-2006             FL              80.00        172,852.00
     Group II-2             0013270921         Jul-2007        01-Mar-2006             FL              80.00        215,200.00
     Group II-2             0013289798         Dec-2006        01-Feb-2006             KY              80.00        346,800.00
     Group II-2             0013290119         Mar-2007        01-Mar-2006             TX              80.00        240,000.00
     Group II-2             0013297957         Aug-2007        01-Feb-2006             CA              80.00        304,000.00
     Group II-2             0013307442         May-2007        01-Mar-2006             CA              80.00        284,477.00
     Group II-2             0013308234         Jul-2007        01-Mar-2006             VA              80.00        300,000.00
     Group II-2             0013325980         Aug-2007        01-Mar-2006             AZ              79.98        203,050.00
     Group II-2             0013330105         Aug-2007        01-Mar-2006             VA              80.00        288,000.00
     Group II-2             0013330923         Jul-2007        01-Apr-2006             GA              80.00        140,800.00
     Group II-2             0013336383         Aug-2007        01-Mar-2006             CA              75.00        215,625.00
     Group II-2             0013351697         Jan-2007        01-Feb-2006             IL              75.00        105,000.00
     Group II-2             0013378864         Aug-2007        01-Mar-2006             FL              80.00        184,000.00
     Group II-2             0013393814         Jul-2007        01-Mar-2006             AZ              80.00        274,400.00
     Group II-2             0013394366         Jan-2007        01-Apr-2006             FL              80.00        209,600.00
     Group II-2             0013415930         Jul-2007        01-Mar-2006             NV              80.00        336,000.00
     Group II-2             0013417167         Aug-2007        01-Apr-2006             CA              80.00        336,000.00
     Group II-2             0013436654         May-2007        01-Apr-2006             AZ              79.98        380,150.00
     Group II-2             0013443189         Aug-2007        01-Apr-2006             AZ              80.00        356,000.00
     Group II-2             0013446349         Jun-2007        01-Mar-2006             MD              80.00        256,200.00
     Group II-2             0013448287         Jun-2007        01-Apr-2006             NJ              80.00        420,000.00
     Group II-2             0013452768         Jul-2007        01-Apr-2006             CA              80.00        215,200.00
     Group II-2             0013460738         Aug-2007        01-Apr-2006             NV              80.00        288,060.00
     Group II-2             0013462817         Apr-2007        01-Mar-2006             GA              80.00        120,000.00
     Group II-2             0013488028         Jul-2007        01-Apr-2006             FL              80.00        392,000.00
     Group II-2             0013502802         Aug-2007        01-Apr-2006             GA              80.00        192,461.00
     Group II-2             0013507850         Jul-2007        01-Apr-2006             CA              80.00        384,000.00
     Group II-2             0013509781         Aug-2007        01-Apr-2006             CA              80.00        336,000.00
     Group II-2             0013513973         Jun-2007        01-Apr-2006             MN              80.00        205,917.00
     Group II-2             0013515218         Aug-2007        01-Apr-2006             AZ              80.00        188,000.00
     Group II-2             0013523022         Aug-2007        01-Apr-2006             CA              79.98        215,400.00
     Group II-2             0013533351         Aug-2007        01-Apr-2006             CA              80.00        415,200.00
     Group II-2             0013536776         Jun-2007        01-Apr-2006             AZ              80.00        106,800.00
     Group II-2             0013543236         Jul-2007        01-Apr-2006             TX              74.98        115,600.00
     Group II-2             0013543269         Jul-2007        01-Apr-2006             TX              75.00         97,350.00
     Group II-2             0013613229         Jun-2007        01-May-2006             MN              65.00         74,750.00
     Group II-2             0013644083         Jul-2007        01-Apr-2006             NM              80.00        178,250.00
     Group II-2             0013647524         Aug-2007        01-May-2006             GA              80.00        212,000.00
     Group II-2             0014399711         Aug-2007        01-Mar-2006             AZ              75.00        195,365.00
     Group II-2             0014406383         Jan-2007        01-Mar-2006             MN              80.00        192,800.00
     Group II-2             0014417042         Jul-2007        01-Apr-2006             VA              80.00        407,960.00
     Group II-2             0014419451         Jul-2007        01-Apr-2006             MD              80.00        220,000.00
     Group II-2             0014421986         Jul-2007        01-Apr-2006             FL              70.00        180,530.00
     Group II-2             0014422869         May-2007        01-Apr-2006             MN              80.00        216,640.00
     Group II-2             0056639784         May-2007        01-Mar-2006             CA              79.98        288,900.00
     Group II-2             0550801128         Jul-2007        01-Dec-2005             IL              80.00        148,000.00
     Group II-2             0551130587         Aug-2007        01-Feb-2006             IL              80.00        252,800.00
     Group II-2             0789331381         Apr-2007        01-Feb-2006             FL              80.00        224,000.00
     Group II-3             0013326814         May-2007        01-Apr-2006             CA              80.00        541,640.00
     Group II-3             0013332192         Apr-2007        01-Feb-2006             FL              69.98        426,700.00
     Group II-3             0013400973         Jul-2007        01-Apr-2006             FL              70.00        875,000.00
     Group II-3             0013413547         May-2007        01-Apr-2006             CA              80.00        472,371.00
     Group II-3             0013460191         Aug-2007        01-Apr-2006             MD              80.00        490,950.00
     Group II-3             0013586003         May-2007        01-Apr-2006             CA              70.00        644,204.00
     Group II-3             0013612031         Apr-2007        01-Apr-2006             CA              80.00        432,000.00
     Group II-3             0601440786         Apr-2007        01-Mar-2006             NY              80.00        644,000.00
     Group II-3             0601453571         Jun-2007        01-Mar-2006             IL              79.43        560,000.00
     Group II-3             0609532057         May-2007        01-Feb-2006             CA              80.00        480,000.00
     Group II-3             0789403714         Jul-2007        01-Mar-2006             MO              69.12        470,000.00
     Group II-4             0088785753         Aug-2007        01-Mar-2006             CA              80.00        500,000.00
     Group III-1            0044738396         May-2007        01-Mar-2006             CA              80.00        304,926.00
     Group III-1            0044746517         Aug-2007        01-Feb-2006             CA              79.98        302,550.00
     Group III-1            0116663512         Jul-2007        01-Feb-2006             DE              75.00        321,639.00
     Group III-1            0116846782         Aug-2007        01-Mar-2006             NV              75.00        221,250.00
     Group III-1            0116986984         Aug-2007        01-Mar-2006             AZ              80.00        221,150.00
     Group III-1            0117108639         Nov-2006        01-Apr-2006             IA              80.00        164,000.00
     Group III-1            0119979578         Jul-2007        01-Dec-2005             CA              80.00        301,600.00
     Group III-1            0125270324         Aug-2007        01-Mar-2006             IL              80.00        208,000.00
     Group III-1            0125335662         Jun-2007        01-Mar-2006             AZ              90.00        180,000.00
     Group III-1            0125391160         Aug-2007        01-Mar-2006             CA              90.00        261,000.00
     Group III-1            0125881527         May-2007        01-Apr-2006             FL              80.00        343,200.00
     Group III-1            0126227598         Jan-2007        01-Apr-2006             IL              80.00        224,000.00
     Group III-1            0126228688         Aug-2007        01-Apr-2006             IL              75.00        299,925.00
     Group III-1            0126236388         Apr-2007        01-Mar-2006             IL              80.00        260,000.00
     Group III-1            0126236428         May-2007        01-Mar-2006             IL              70.00        199,500.00
     Group III-1            0126531999         Jun-2007        01-Apr-2006             CA              80.00        199,960.00
     Group III-1            0127406068         Apr-2007        01-Apr-2006             FL              80.00        212,000.00
     Group III-2            0116769789         Jul-2007        01-Mar-2006             CA              80.00        558,800.00
     Group III-2            0123305219         Jul-2007        01-Mar-2006             CA              80.00        482,146.00
     Group III-2            0123562754         Aug-2007        01-Mar-2006             NV              70.00      4,130,000.00
     Group III-2            0123690800         Aug-2007        01-Mar-2006             FL              80.00        440,000.00
     Group III-2            0124617954         Jul-2007        01-Mar-2006             FL              80.00        196,792.00
     Group III-2            0125656585         Aug-2007        01-Mar-2006             CA              80.00        423,257.00
     Group III-2            0126077424         Jul-2007        01-Apr-2006             FL              80.00        352,000.00
     Group III-2            0126335367         Aug-2007        01-Apr-2006             FL              80.00        302,400.00
     Group III-2            0126752002         Nov-2006        01-Apr-2006             FL              80.00      1,280,000.00
     Group III-3            0123320233         Jan-2007        01-Feb-2006             KY              76.12         78,400.00
     Group III-3            0124608937         Apr-2007        01-Mar-2006             IL              75.00        607,500.00
     Group III-4            0113234534         Aug-2007        01-Mar-2006             CA              79.37        516,000.00
     Group III-4            0114364732         Jul-2007        01-Dec-2005             CA              80.00      2,399,992.00
     Group III-4            0115571128         Aug-2007        01-Mar-2006             CA              80.00        603,169.00
     Group III-4            0121778941         May-2007        01-Mar-2006             CA              80.00        748,412.00
     Group III-4            0121922842         Jul-2007        01-Mar-2006             CA              80.00        512,940.00
     Group III-4            0123563066         May-2007        01-Feb-2006             CA              75.00      1,143,750.00
     Group III-4            0124177455         Aug-2007        01-Apr-2006             CA              80.00        467,200.00
     Group III-4            0125585818         Apr-2007        01-Mar-2006             FL              66.77        995,000.00
     Group III-4            0126040355         Nov-2006        01-Mar-2006             FL              77.04      1,040,000.00
     Group III-4            0126567558         Jul-2007        01-Mar-2006             AZ              75.00        622,500.00
     Group III-4            0126627263         Nov-2006        01-Apr-2006             FL              65.00        604,500.00
     Group III-4            0126730367         Apr-2007        01-Apr-2006             NJ              75.00        656,250.00
     Group III-4            0127202825         Aug-2007        01-Apr-2006             CA              80.00        520,000.00
     Group III-5            0121742520         Aug-2007        01-Feb-2006             NY              80.00        560,000.00
     Group III-5            0125337714         May-2007        01-Mar-2006             CA              80.00        640,000.00
     Group III-5            0126360308         Aug-2007        01-Apr-2006             FL              80.00        615,920.00
     Group III-6            0124101604         Feb-2007        01-Feb-2006             FL              90.00        184,500.00
     Group III-6            0127063146         Apr-2007        01-Apr-2006             CA              80.00        380,760.00

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                 Current              Paid                        Current          Approximate
                                   Loan           Actual                To         Months            Loan           Delinquent
        Group                    Number          Balance              Date     Delinquent            Rate             Interest

       Group I               0004221123       153,089.00       01-Jan-2007              5          7.375%             6,144.98
       Group I               0013094453       152,320.00       01-Mar-2007              3          8.250%             4,998.00
       Group I               0013129689        99,042.75       01-Mar-2007              3          8.125%             3,193.58
       Group I               0013143359       887,900.55       01-Oct-2006              8          7.000%            49,019.34
       Group I               0013151881        60,884.72       01-Aug-2006             10          8.375%             4,852.66
       Group I               0013171616        63,475.50       01-Jan-2007              5          8.125%             2,869.58
       Group I               0013171699        63,484.34       01-Dec-2006              6          8.125%             3,280.00
       Group I               0013172432       115,069.74       01-Jan-2007              5          7.750%             4,938.94
       Group I               0013190269       119,037.73       01-Jan-2007              5          7.750%             5,109.25
       Group I               0013196498        60,497.92       01-Sep-2006              9          8.500%             4,491.00
       Group I               0013202999       240,000.00       01-Mar-2007              3          8.250%             7,875.00
       Group I               0013205935       617,174.82       01-Aug-2006             10          8.250%            48,478.50
       Group I               0013224787       178,292.17       01-Mar-2007              3          7.875%             5,571.60
       Group I               0013230628       388,000.00       01-Nov-2006              7          8.250%            22,916.25
       Group I               0013239207       240,000.00       01-Mar-2006             15          8.125%            24,800.00
       Group I               0013256185       567,315.70       01-Oct-2006              8          7.875%            35,457.20
       Group I               0013256763       920,000.00       01-Jan-2007              5          8.250%            42,262.50
       Group I               0013259890       165,830.00       01-Sep-2006              9          8.250%            11,970.86
       Group I               0013266358       308,000.00       01-Mar-2007              3          7.750%             9,464.60
       Group I               0013266648       452,751.00       01-Dec-2006              6          7.875%            22,637.60
       Group I               0013269949       239,841.00       01-Sep-2006              9          8.000%            16,763.89
       Group I               0013271036       420,000.00       01-Nov-2006              7          7.750%            23,231.25
       Group I               0013271325       180,800.00       01-Jun-2006             12          8.250%            16,611.00
       Group I               0013273727       974,990.05       01-Dec-2006              6          8.000%            49,562.00
       Group I               0013278049       661,086.61       01-Jan-2007              5          7.875%            28,922.53
       Group I               0013287065       250,144.61       01-Nov-2006              7          8.250%            14,733.20
       Group I               0013287958       119,920.00       01-Dec-2006              6          8.250%             6,295.76
       Group I               0013295845     1,000,000.00       01-Oct-2006              8          8.125%            64,583.30
       Group I               0013297890       149,280.00       01-Feb-2007              4          8.000%             5,691.30
       Group I               0013298955       244,300.00       01-Nov-2006              7          8.250%            14,428.98
       Group I               0013307426        88,771.70       01-Oct-2006              8          8.125%             5,714.96
       Group I               0013307590       340,000.00       01-Oct-2006              8          8.250%            22,312.50
       Group I               0013319520       174,348.11       01-Mar-2007              3          7.875%             5,440.07
       Group I               0013320106       152,670.80       01-Oct-2006              8          8.125%             9,828.40
       Group I               0013324454       496,000.00       01-Oct-2006              8          8.000%            31,516.70
       Group I               0013324645       248,000.00       01-Jan-2007              5          7.750%            10,669.19
       Group I               0013325253        94,087.03       01-Jul-2006             11          8.125%             7,866.42
       Group I               0013326673        86,250.00       01-Aug-2006             10          8.000%             6,576.60
       Group I               0013330246        86,469.00       01-Jan-2007              5          8.125%             3,900.72
       Group I               0013330428        91,105.82       01-Mar-2007              3          8.125%             2,937.69
       Group I               0013331855     1,235,000.00       01-Aug-2006             10          7.750%            91,081.20
       Group I               0013336029       292,000.00       01-Mar-2007              3          7.750%             8,972.90
       Group I               0013337704       240,000.00       01-May-2006             13          8.000%            22,875.00
       Group I               0013337753       123,000.00       01-Nov-2006              7          8.000%             7,034.04
       Group I               0013340104       138,919.40       01-Jan-2007              5          8.000%             6,165.39
       Group I               0013346515       875,284.20       01-Oct-2006              8          8.125%            56,348.96
       Group I               0013347521       185,200.00       01-Oct-2006              8          7.750%            11,382.00
       Group I               0013351028       219,200.00       01-Aug-2006             10          8.125%            16,988.04
       Group I               0013352141       121,600.00       01-Oct-2006              8          8.250%             7,980.00
       Group I               0013353727       799,632.00       01-Nov-2006              7          8.000%            45,728.91
       Group I               0013353750       485,359.99       01-Feb-2007              4          8.125%            18,807.72
       Group I               0013355912       257,040.00       01-Aug-2006             10          7.875%            19,278.00
       Group I               0013356241       173,464.24       01-Nov-2006              7          8.125%            10,053.96
       Group I               0013358379       120,000.00       01-Feb-2007              4          8.125%             4,650.00
       Group I               0013358866       352,000.00       01-Jul-2006             11          7.875%            28,600.00
       Group I               0013364831       359,949.00       01-Nov-2006              7          7.875%            20,247.21
       Group I               0013365218       171,750.00       01-Mar-2007              3          8.000%             5,456.65
       Group I               0013365960       416,870.00       01-Mar-2007              3          7.875%            13,027.20
       Group I               0013366869       187,600.00       01-Nov-2006              7          7.875%            10,552.50
       Group I               0013367545        96,000.00       01-May-2006             13          8.125%             9,300.00
       Group I               0013368501       460,000.00       01-Jun-2006             12          8.125%            41,591.62
       Group I               0013370796       109,200.00       01-Jun-2006             12          7.750%             9,395.68
       Group I               0013371133       157,600.00       01-Sep-2006              9          8.125%            11,196.13
       Group I               0013372735       363,143.27       01-Mar-2007              3          7.750%            11,159.10
       Group I               0013372834       362,684.60       01-Feb-2007              4          7.750%            13,374.00
       Group I               0013372891       383,576.38       01-Feb-2007              4          7.750%            14,144.34
       Group I               0013374889       114,100.00       01-Aug-2006             10          7.750%             8,414.88
       Group I               0013380100       109,600.00       01-Feb-2007              4          8.125%             4,246.98
       Group I               0013380894       309,911.35       01-Dec-2006              6          6.625%            12,912.80
       Group I               0013380936       120,525.00       01-Mar-2007              3          7.875%             3,766.45
       Group I               0013384037       176,000.00       01-Jan-2007              5          8.000%             7,828.31
       Group I               0013384177       104,538.92       01-Oct-2006              8          8.000%             6,642.60
       Group I               0013385356       184,000.00       01-Nov-2006              7          7.875%            10,350.00
       Group I               0013385711        67,673.10       01-Sep-2006              9          8.000%             4,713.03
       Group I               0013387956       161,550.00       01-Mar-2007              3          8.000%             5,132.60
       Group I               0013391701       370,930.00       01-Aug-2006             10          8.125%            28,747.08
       Group I               0013395496     1,266,800.00       01-Dec-2006              6          7.750%            62,284.32
       Group I               0013396817       218,500.00       01-Dec-2006              6          7.750%            10,742.96
       Group I               0013402730        64,780.00       01-Feb-2007              4          8.125%             2,510.22
       Group I               0013403100       306,859.84       01-Jan-2007              5          7.875%            13,425.18
       Group I               0013404793       551,654.91       01-Dec-2006              6          8.000%            28,042.48
       Group I               0013406418       129,188.73       01-Mar-2007              3          8.125%             4,171.75
       Group I               0013413570       416,990.05       01-Dec-2006              6          8.125%            21,544.48
       Group I               0013413620       124,000.00       01-Feb-2007              4          8.125%             4,804.98
       Group I               0013413893       254,600.00       01-Nov-2006              7          8.125%            14,798.61
       Group I               0013414263       189,738.00       01-Jan-2007              5          7.875%             8,301.09
       Group I               0013415351        64,733.90       01-Aug-2006             10          8.000%             4,916.50
       Group I               0013416722       176,000.00       01-Mar-2007              3          8.125%             5,683.35
       Group I               0013418801       442,800.00       01-Mar-2006             15          8.000%            45,017.92
       Group I               0013420815       325,500.00       01-Aug-2006             10          8.000%            24,819.36
       Group I               0013422191       735,000.00       01-Oct-2006              8          7.875%            45,937.50
       Group I               0013424577       467,190.05       01-Dec-2006              6          8.125%            24,138.16
       Group I               0013425731       197,400.00       01-Jan-2007              5          7.875%             8,636.25
       Group I               0013426879       162,450.00       01-Mar-2007              3          7.875%             5,076.55
       Group I               0013426994       162,449.60       01-Mar-2007              3          7.875%             5,076.55
       Group I               0013435193       300,646.68       01-Oct-2006              8          8.000%            19,103.60
       Group I               0013440425       283,700.00       01-Aug-2006             10          7.750%            20,922.84
       Group I               0013441639        96,000.00       01-Feb-2007              4          8.125%             3,720.00
       Group I               0013441696       187,139.55       01-Feb-2007              4          7.750%             6,900.78
       Group I               0013442934       150,791.83       01-Feb-2007              4          8.250%             5,926.97
       Group I               0013444013     1,061,249.00       01-Nov-2006              7          8.000%            60,690.15
       Group I               0013444088       194,591.71       01-Aug-2006             10          8.000%            14,837.64
       Group I               0013444161       260,174.71       01-Mar-2007              3          8.125%             8,389.28
       Group I               0013446026       112,800.00       01-Feb-2007              4          8.250%             4,441.50
       Group I               0013446117       296,000.00       01-Feb-2007              4          7.875%            11,100.00
       Group I               0013446455       227,200.00       01-Nov-2006              7          8.000%            12,993.03
       Group I               0013452982       293,410.41       01-Sep-2006              9          8.500%            21,809.65
       Group I               0013459516       167,200.00       01-Oct-2006              8          7.750%            10,275.80
       Group I               0013461017       320,000.00       01-Jan-2007              5          8.250%            14,700.00
       Group I               0013461819       336,000.00       01-Dec-2006              6          8.250%            17,640.00
       Group I               0013462874       152,000.00       01-Oct-2006              8          8.125%             9,816.70
       Group I               0013464482       880,000.00       01-Apr-2006             14          8.000%            89,466.72
       Group I               0013467071       960,000.00       01-Dec-2006              6          7.875%            48,000.00
       Group I               0013468566       264,000.00       01-Feb-2007              4          8.250%            10,395.00
       Group I               0013468632       243,750.00       01-Feb-2007              4          8.250%             9,597.66
       Group I               0013472048       540,000.00       01-Feb-2007              4          7.875%            20,250.00
       Group I               0013472386       158,919.55       01-Mar-2007              3          7.875%             4,966.25
       Group I               0013472907       456,000.00       01-Jan-2007              5          7.750%            19,617.50
       Group I               0013475132       210,197.00       01-Jul-2006             11          8.125%            17,647.76
       Group I               0013476288       228,749.66       01-Nov-2006              7          8.250%            13,510.53
       Group I               0013477666       411,889.00       01-Jan-2007              5          7.125%            16,218.09
       Group I               0013479985       187,500.00       01-Mar-2007              3          8.000%             5,957.05
       Group I               0013480074       176,000.00       01-Jul-2006             11          8.250%            15,015.00
       Group I               0013480975       106,400.00       01-Jul-2006             11          8.125%             8,933.21
       Group I               0013484464       354,800.00       01-Mar-2007              3          7.875%            11,087.50
       Group I               0013484829       393,750.00       01-Dec-2006              6          7.875%            19,687.44
       Group I               0013487392       187,500.00       01-Mar-2007              3          7.750%             5,761.75
       Group I               0013488119       164,000.00       01-Mar-2007              3          8.250%             5,381.25
       Group I               0013488267     1,000,000.00       01-Sep-2006              9          7.875%            68,750.00
       Group I               0013488721       243,600.00       01-Feb-2007              4          7.875%             9,135.00
       Group I               0013490750       240,212.00       01-Jan-2007              5          6.500%             8,582.56
       Group I               0013491030       192,000.00       01-Feb-2007              4          7.000%             6,360.00
       Group I               0013492038       104,182.99       01-Jan-2007              5          7.750%             4,482.03
       Group I               0013492350       460,000.00       01-Dec-2006              6          8.375%            24,533.36
       Group I               0013492384       459,920.00       01-Dec-2006              6          8.375%            24,529.04
       Group I               0013492608       492,000.00       01-Sep-2006              9          7.750%            33,261.25
       Group I               0013497391        66,500.00       01-Nov-2006              7          8.250%             3,927.69
       Group I               0013497748        53,241.31       01-Mar-2007              3          8.375%             1,772.26
       Group I               0013497938        73,794.06       01-Mar-2007              3          8.375%             2,456.42
       Group I               0013498084        56,833.32       01-Mar-2007              3          8.375%             1,891.83
       Group I               0013499611       332,000.00       01-Jan-2007              5          8.375%            15,493.31
       Group I               0013503107       324,749.70       01-Oct-2006              8          7.750%            19,958.60
       Group I               0013504212       377,942.29       01-Jun-2006             12          7.500%            31,345.80
       Group I               0013506068       132,400.00       01-Nov-2006              7          7.875%             7,447.50
       Group I               0013506480       161,250.00       01-Nov-2006              7          7.750%             8,919.18
       Group I               0013506506       287,069.05       01-Aug-2006             10          8.250%            22,522.44
       Group I               0013508460        76,791.00       01-Sep-2006              9          8.125%             5,455.34
       Group I               0013510870       110,530.00       01-Feb-2007              4          7.500%             3,937.62
       Group I               0013511324       279,071.67       01-Aug-2006             10          8.125%            21,545.45
       Group I               0013515721       394,378.93       01-Sep-2006              9          8.000%            27,466.86
       Group I               0013515846       194,900.00       01-Jan-2007              5          7.750%             8,384.74
       Group I               0013516927       180,000.00       01-Sep-2006              9          7.750%            12,168.75
       Group I               0013518220       558,400.00       01-Apr-2006             14          8.375%            59,562.72
       Group I               0013520192        70,399.50       01-Nov-2006              7          8.250%             4,158.00
       Group I               0013521562       300,000.00       01-Jan-2007              5          8.500%            14,218.75
       Group I               0013530019       388,400.00       01-Jan-2007              5          7.750%            16,709.28
       Group I               0013531793     1,102,500.00       01-Sep-2006              9          8.125%            78,323.41
       Group I               0013531835       224,000.00       01-Aug-2006             10          6.875%            14,559.96
       Group I               0013535067       232,500.00       01-Dec-2006              6          8.125%            12,012.48
       Group I               0013535232       579,806.67       01-Mar-2007              3          8.000%            18,420.95
       Group I               0013535539       262,946.09       01-Sep-2006              9          8.125%            18,614.93
       Group I               0013541123       380,000.00       01-Jan-2007              5          8.125%            17,179.19
       Group I               0013541420       775,992.50       01-Jan-2007              5          7.875%            33,949.65
       Group I               0013541776       155,600.00       01-Dec-2006              6          7.750%             7,650.32
       Group I               0013560347       212,000.00       01-Mar-2007              3          8.375%             7,066.65
       Group I               0013561709       414,170.00       01-Feb-2007              4          6.875%            13,460.52
       Group I               0013562533       606,239.36       01-Jul-2007              0          8.000%             7,704.72
       Group I               0013565544       311,141.39       01-Mar-2007              3          8.375%            10,371.40
       Group I               0013568845       332,000.00       01-Oct-2006              8          7.500%            19,712.50
       Group I               0013576301       207,027.44       01-Oct-2006              8          8.125%            13,328.31
       Group I               0013589825       436,656.67       01-Nov-2006              7          7.875%            24,562.80
       Group I               0013606983       272,000.00       01-Jul-2006             11          8.125%            22,836.71
       Group I               0013612098       130,967.30       01-Feb-2007              4          7.875%             4,902.04
       Group I               0013612650       173,991.00       01-Feb-2007              4          8.000%             6,633.42
       Group I               0013612692       185,600.00       01-Feb-2007              4          8.250%             7,308.00
       Group I               0013615588       150,000.00       01-Oct-2006              8          7.750%             9,218.70
       Group I               0013685136       222,779.02       01-Nov-2006              7          8.375%            13,330.83
       Group I               0014318711        79,123.85       01-Jul-2006             11          6.250%             5,004.83
       Group I               0014331938       194,359.63       01-Mar-2007              3          5.990%             4,547.39
       Group I               0014332696       146,391.50       01-Jan-2007              5          6.750%             5,443.90
       Group I               0014332969       378,800.00       01-Feb-2007              4          5.490%             9,687.78
       Group I               0014398630       395,873.82       01-Mar-2007              3          8.250%            12,989.60
       Group I               0014406235       770,000.00       01-Feb-2007              4          8.250%            30,318.72
       Group I               0014409387       135,900.00       01-Sep-2006              9          8.125%             9,654.59
       Group I               0014411987       400,000.00       01-Dec-2006              6          7.875%            20,000.00
       Group I               0014413629       253,600.00       01-Mar-2007              3          7.750%             7,792.90
       Group I               0014417240       676,000.00       01-Mar-2007              3          8.250%            22,181.25
       Group I               0014418545       520,000.00       01-Dec-2006              6          8.000%            26,433.36
       Group I               0014419386       156,000.00       01-Nov-2006              7          7.875%             8,775.00
       Group I               0014419634       309,700.28       01-Nov-2006              7          6.500%            14,172.04
       Group I               0014419980       111,920.00       01-Sep-2006              9          8.125%             7,950.91
       Group I               0014420004       129,200.00       01-Sep-2006              9          8.125%             9,178.51
       Group I               0014421994       183,936.75       01-Jan-2007              5          8.250%             8,449.63
       Group I               0014425136       158,629.80       01-Mar-2007              3          7.875%             4,949.70
       Group I               0014428056       339,200.00       01-Jan-2007              5          7.750%            14,592.69
       Group I               0014819908       155,100.00       01-Mar-2007              3          7.750%             4,766.10
       Group I               0056279557       139,161.38       01-Mar-2007              3          8.000%             4,421.25
       Group I               0088734553       306,000.00       01-Mar-2007              3          6.625%             8,128.15
       Group I               0088770433       559,200.00       01-Sep-2006              9          6.750%            33,319.00
       Group I               0088771217       214,499.99       01-Mar-2007              3          7.125%             6,144.50
       Group I               0088772942       392,000.00       01-Oct-2006              8          6.375%            20,008.30
       Group I               0088803499       512,000.00       01-Dec-2006              6          6.750%            22,186.64
       Group I               0088817267       282,400.00       01-Mar-2007              3          6.750%             7,648.35
       Group I               0088822606       630,757.80       01-Jan-2007              5          7.000%            24,836.07
       Group I               0088824826       565,600.00       01-Feb-2007              4          6.375%            17,321.52
       Group I               0088838925       560,999.25       01-Oct-2006              8          6.500%            29,218.80
       Group I               0088892955       581,517.87       01-Mar-2007              3          6.750%            15,749.45
       Group I               0202747283       460,000.00       01-Dec-2006              6          6.500%            19,166.72
       Group I               0551006662       138,400.00       01-Dec-2006              6          8.000%             7,122.13
       Group I               0551110008       115,140.29       01-Nov-2006              7          7.875%             6,566.52
       Group I               3029935200       807,659.73       01-Nov-2006              7          7.875%            43,091.06
      Group II-1             0006343636       278,000.00       01-Nov-2006              7          7.500%            15,533.28
      Group II-1             0012894598       164,000.00       01-Mar-2007              3          7.375%             4,783.35
      Group II-1             0012952578       175,980.10       01-Nov-2006              7          7.250%             9,074.09
      Group II-1             0013142096       102,934.00       01-Mar-2007              3          7.625%             3,109.45
      Group II-1             0013171756        67,989.16       01-Jan-2007              5          7.500%             2,825.76
      Group II-1             0013259072       245,000.00       01-Mar-2007              3          7.375%             7,145.85
      Group II-1             0013298021       152,800.00       01-Nov-2006              7          7.500%             8,165.25
      Group II-1             0013298682       119,819.49       01-Sep-2006              9          6.750%             7,001.94
      Group II-1             0013298724       119,999.45       01-Dec-2006              6          6.750%             5,100.00
      Group II-1             0013310933       183,280.57       01-Jan-2007              5          7.500%             7,617.55
      Group II-1             0013319884       208,600.00       01-Mar-2007              3          7.375%             6,084.15
      Group II-1             0013320536       232,352.29       01-Jan-2007              5          7.625%             9,826.60
      Group II-1             0013336102       183,750.00       01-Mar-2007              3          7.625%             5,550.80
      Group II-1             0013336862       183,396.61       01-Mar-2007              3          6.875%             4,967.01
      Group II-1             0013352828       292,000.00       01-Sep-2006              9          7.625%            19,405.87
      Group II-1             0013355474       276,800.00       01-Feb-2007              4          6.625%             8,650.02
      Group II-1             0013357959       342,732.21       01-Jan-2007              5          7.500%            14,248.10
      Group II-1             0013361662       143,037.74       01-Mar-2007              3          6.625%             3,724.95
      Group II-1             0013366588       320,000.00       01-Mar-2007              3          7.250%             9,166.65
      Group II-1             0013375753       208,000.00       01-Mar-2007              3          7.250%             5,958.35
      Group II-1             0013381504       237,471.93       01-Apr-2006             14          7.375%            22,032.04
      Group II-1             0013384797        94,500.00       01-Aug-2006             10          7.625%             6,851.28
      Group II-1             0013398342       167,898.50       01-Nov-2006              7          7.250%             8,657.28
      Group II-1             0013400213       275,380.00       01-Aug-2006             10          7.375%            19,276.56
      Group II-1             0013402938       149,500.00       01-Dec-2006              6          7.250%             6,852.08
      Group II-1             0013403894       300,000.00       01-Nov-2006              7          7.125%            15,187.50
      Group II-1             0013408141       259,000.00       01-Aug-2006             10          7.625%            18,777.48
      Group II-1             0013410121       250,400.00       01-Mar-2007              3          7.500%             7,433.75
      Group II-1             0013418199       167,928.55       01-Jan-2007              5          7.375%             6,857.06
      Group II-1             0013418447       114,000.00       01-Dec-2006              6          7.500%             5,414.96
      Group II-1             0013418538       194,759.59       01-Nov-2006              7          7.125%             9,861.11
      Group II-1             0013421185       121,999.99       01-Mar-2007              3          7.375%             3,558.35
      Group II-1             0013421227       217,361.80       01-Dec-2006              6          7.625%            10,505.76
      Group II-1             0013421342       173,099.94       01-Dec-2006              6          7.625%             8,366.56
      Group II-1             0013430228       248,000.00       01-Apr-2007              2          7.500%             5,890.00
      Group II-1             0013443064       266,000.00       01-Dec-2006              6          7.375%            12,413.28
      Group II-1             0013449632       295,727.07       01-Feb-2007              4          7.250%            10,165.68
      Group II-1             0013459706       157,500.00       01-Dec-2006              6          7.000%             6,956.24
      Group II-1             0013464516       204,750.00       01-Nov-2006              7          6.750%             9,789.66
      Group II-1             0013470521       212,000.00       01-Feb-2007              4          7.625%             7,684.98
      Group II-1             0013487350       152,000.00       01-Sep-2006              9          7.375%             9,753.37
      Group II-1             0013498464       168,650.00       01-Feb-2007              4          6.375%             5,059.50
      Group II-1             0013513809       410,800.00       01-Feb-2007              4          6.750%            13,094.22
      Group II-1             0013520671       386,785.05       01-Feb-2007              4          7.625%            14,020.98
      Group II-1             0013526777       248,950.00       01-Sep-2006              9          6.750%            14,547.94
      Group II-1             0013546700       105,000.00       01-Aug-2006             10          6.875%             6,825.00
      Group II-1             0014413439        88,000.00       01-Dec-2006              6          7.375%             4,106.64
      Group II-1             0014428387       287,517.13       01-Nov-2006              7          6.875%            13,962.90
      Group II-1             0054970728       102,400.00       01-Feb-2007              4          7.625%             3,712.02
      Group II-1             0055806582       201,458.27       01-Feb-2007              4          6.375%             6,028.28
      Group II-1             0056408735       133,600.00       01-May-2006             13          7.125%            11,272.50
      Group II-1             0056613581       188,000.00       01-Dec-2006              6          6.875%             8,146.64
      Group II-1             0056767254       147,200.00       01-Mar-2007              3          6.875%             3,986.65
      Group II-1             0551208562       339,999.99       01-Mar-2007              3          7.125%             9,739.60
      Group II-1             0590439709       310,429.31       01-Jan-2007              5          7.625%            13,128.55
      Group II-1             0789325586       264,000.00       01-Sep-2006              9          7.000%            16,335.00
      Group II-1             0789407108       327,999.90       01-Feb-2007              4          6.875%            10,865.04
      Group II-1             0789503441       255,453.80       01-Feb-2007              4          6.875%             8,461.92
      Group II-2             0013186085       237,840.00       01-Mar-2007              3          7.625%             7,184.75
      Group II-2             0013238902       172,000.00       01-Mar-2007              3          7.625%             5,195.85
      Group II-2             0013239306       172,851.92       01-Mar-2007              3          7.375%             5,041.50
      Group II-2             0013270921       215,200.00       01-Feb-2007              4          7.625%             7,801.02
      Group II-2             0013289798       346,800.00       01-Jun-2006             12          7.625%            29,333.50
      Group II-2             0013290119       240,000.00       01-Oct-2006              8          7.625%            14,500.00
      Group II-2             0013297957       304,000.00       01-Mar-2007              3          7.500%             9,025.00
      Group II-2             0013307442       284,477.00       01-Dec-2006              6          6.875%            12,327.36
      Group II-2             0013308234       300,000.00       01-Oct-2006              8          7.375%            17,500.00
      Group II-2             0013325980       202,992.43       01-Mar-2007              3          6.750%             5,391.95
      Group II-2             0013330105       288,000.00       01-Mar-2007              3          7.500%             8,550.00
      Group II-2             0013330923       139,642.77       01-Feb-2007              4          7.625%             5,052.06
      Group II-2             0013336383       215,588.74       01-Feb-2007              4          7.500%             7,680.36
      Group II-2             0013351697       104,395.54       01-Aug-2006             10          7.250%             7,144.18
      Group II-2             0013378864       184,000.00       01-Mar-2007              3          7.375%             5,366.65
      Group II-2             0013393814       274,390.05       01-Feb-2007              4          6.750%             8,746.14
      Group II-2             0013394366       209,592.22       01-Aug-2006             10          7.125%            14,147.40
      Group II-2             0013415930       336,000.00       01-Feb-2007              4          7.500%            11,970.00
      Group II-2             0013417167       336,000.00       01-Mar-2007              3          7.250%             9,625.00
      Group II-2             0013436654       380,150.00       01-Dec-2006              6          6.625%            15,839.52
      Group II-2             0013443189       355,999.72       01-Dec-2006              6          7.125%            16,020.00
      Group II-2             0013446349       256,200.00       01-Oct-2006              8          7.250%            14,678.20
      Group II-2             0013448287       419,990.00       01-Jan-2007              5          7.250%            16,843.33
      Group II-2             0013452768       215,200.00       01-Feb-2007              4          7.500%             7,666.50
      Group II-2             0013460738       288,060.00       01-Sep-2006              9          7.500%            18,813.96
      Group II-2             0013462817       119,025.86       01-Nov-2006              7          6.625%             5,558.20
      Group II-2             0013488028       388,778.04       01-Feb-2007              4          7.625%            14,065.39
      Group II-2             0013502802       192,461.00       01-Feb-2007              4          8.375%             7,698.48
      Group II-2             0013507850       384,000.00       01-Feb-2007              4          6.875%            12,480.00
      Group II-2             0013509781       336,000.00       01-Mar-2007              3          7.500%             9,975.00
      Group II-2             0013513973       205,917.00       01-Jan-2007              5          6.875%             7,807.66
      Group II-2             0013515218       187,951.11       01-Mar-2007              3          6.875%             5,090.35
      Group II-2             0013523022       214,491.19       01-Mar-2007              3          7.000%             5,920.85
      Group II-2             0013533351       415,200.00       01-Oct-2006              8          7.125%            23,355.00
      Group II-2             0013536776       106,790.05       01-Jan-2007              5          7.375%             4,360.58
      Group II-2             0013543236       115,600.00       01-Feb-2007              4          7.875%             4,335.00
      Group II-2             0013543269        97,324.41       01-Feb-2007              4          7.875%             3,649.68
      Group II-2             0013613229        74,750.00       01-Jan-2007              5          7.000%             2,888.76
      Group II-2             0013644083       178,250.00       01-Feb-2007              4          6.500%             5,458.92
      Group II-2             0013647524       212,000.00       01-Mar-2007              3          8.000%             6,735.40
      Group II-2             0014399711       195,365.00       01-Mar-2007              3          7.500%             5,799.90
      Group II-2             0014406383       192,800.00       01-Aug-2006             10          7.500%            13,737.00
      Group II-2             0014417042       407,960.00       01-Feb-2007              4          6.875%            13,258.68
      Group II-2             0014419451       220,000.00       01-Feb-2007              4          7.625%             7,975.02
      Group II-2             0014421986       180,530.00       01-Feb-2007              4          7.500%             6,431.34
      Group II-2             0014422869       216,640.00       01-Nov-2006              7          7.250%            11,170.53
      Group II-2             0056639784       286,468.76       01-Dec-2006              6          7.000%            12,613.14
      Group II-2             0550801128       146,426.38       01-Nov-2006              7          7.125%             7,525.64
      Group II-2             0551130587       249,638.95       01-Mar-2007              3          6.750%             6,748.22
      Group II-2             0789331381       224,000.00       01-Nov-2006              7          7.500%            12,179.97
      Group II-3             0013326814       541,640.00       01-Dec-2006              6          6.875%            23,471.12
      Group II-3             0013332192       426,700.00       01-Nov-2006              7          6.750%            20,401.65
      Group II-3             0013400973       875,000.00       01-Nov-2006              7          7.250%            45,117.18
      Group II-3             0013413547       472,212.05       01-Dec-2006              6          7.625%            22,823.52
      Group II-3             0013460191       490,790.88       01-Mar-2007              3          7.500%            14,570.43
      Group II-3             0013586003       644,204.00       01-Dec-2006              6          7.000%            28,452.40
      Group II-3             0013612031       432,000.00       01-Nov-2006              7          7.375%            22,680.00
      Group II-3             0601440786       644,000.00       01-Jan-2007              5          5.875%            20,661.69
      Group II-3             0601453571       560,000.00       01-Jan-2007              5          7.500%            23,275.00
      Group II-3             0609532057       480,000.00       01-Dec-2006              6          7.250%            22,400.00
      Group II-3             0789403714       469,960.00       01-Feb-2007              4          6.625%            14,979.96
      Group II-4             0088785753       500,000.00       01-Jul-2006             11          6.750%            35,208.29
     Group III-1             0044738396       304,926.00       01-Dec-2006              6          6.125%            11,942.88
     Group III-1             0044746517       302,404.86       01-Feb-2007              4          5.750%             8,316.12
     Group III-1             0116663512       321,639.00       01-Feb-2007              4          7.250%            11,257.38
     Group III-1             0116846782       221,250.00       01-Mar-2007              3          5.625%             4,955.10
     Group III-1             0116986984       221,050.00       01-Mar-2007              3          7.125%             6,332.15
     Group III-1             0117108639       163,950.00       01-Jun-2006             12          6.625%            12,193.72
     Group III-1             0119979578       301,600.00       01-Jan-2007              5          5.500%             9,236.50
     Group III-1             0125270324       207,999.49       01-Feb-2007              4          5.500%             5,460.00
     Group III-1             0125335662       180,000.00       01-Dec-2006              6          6.875%             7,362.00
     Group III-1             0125391160       260,870.11       01-Feb-2007              4          6.000%             7,500.00
     Group III-1             0125881527       343,200.00       01-Oct-2006              8          7.125%            19,662.50
     Group III-1             0126227598       224,000.00       01-Aug-2006             10          7.250%            15,679.92
     Group III-1             0126228688       299,925.00       01-Feb-2007              4          7.625%            11,059.74
     Group III-1             0126236388       259,700.00       01-Sep-2006              9          6.250%            14,283.50
     Group III-1             0126236428       199,500.00       01-Nov-2006              7          7.375%            10,660.77
     Group III-1             0126531999       199,960.00       01-Dec-2006              6          6.625%             8,498.32
     Group III-1             0127406068       212,000.00       01-Nov-2006              7          6.875%            10,533.69
     Group III-2             0116769789       558,634.11       01-Feb-2007              4          7.125%            19,203.06
     Group III-2             0123305219       482,007.89       01-Jan-2007              5          6.875%            18,627.56
     Group III-2             0123562754     4,130,000.00       01-Feb-2007              4          7.125%           141,968.76
     Group III-2             0123690800       439,867.08       01-Mar-2007              3          7.250%            12,829.45
     Group III-2             0124617954       196,731.53       01-Feb-2007              4          7.375%             7,008.54
     Group III-2             0125656585       423,257.00       01-Mar-2007              3          7.000%            11,904.10
     Group III-2             0126077424       351,917.96       01-Feb-2007              4          6.625%            11,217.36
     Group III-2             0126335367       302,400.00       01-Mar-2007              3          7.000%             8,505.00
     Group III-2             0126752002     1,280,000.00       01-May-2006             13          7.875%           121,999.95
     Group III-3             0123320233        78,400.00       01-Jun-2006             12          7.500%             6,631.38
     Group III-3             0124608937       603,601.99       01-Oct-2006              8          7.375%            35,706.80
     Group III-4             0113234534       516,000.00       01-Feb-2007              4          7.000%            17,415.00
     Group III-4             0114364732     2,396,406.04       01-Feb-2007              4          6.000%            68,896.68
     Group III-4             0115571128       602,616.03       01-Feb-2007              4          5.500%            15,818.81
     Group III-4             0121778941       748,412.00       01-Nov-2006              7          7.750%            42,098.13
     Group III-4             0121922842       512,940.00       01-Aug-2006             10          7.125%            35,264.64
     Group III-4             0123563066     1,143,750.00       01-Dec-2006              6          7.750%            57,187.52
     Group III-4             0124177455       467,200.00       01-Feb-2007              4          6.500%            14,600.04
     Group III-4             0125585818       995,000.00       01-Nov-2006              7          7.250%            52,237.53
     Group III-4             0126040355     1,040,000.00       01-May-2006             13          7.625%            95,874.90
     Group III-4             0126567558       622,500.00       01-Feb-2007              4          7.750%            23,343.72
     Group III-4             0126627263       604,500.00       01-Jun-2006             12          7.875%            53,775.26
     Group III-4             0126730367       651,857.71       01-Nov-2006              7          7.000%            32,884.60
     Group III-4             0127202825       520,000.00       01-Feb-2007              4          7.500%            18,850.02
     Group III-5             0121742520       560,000.00       01-Mar-2007              3          7.250%            16,333.30
     Group III-5             0125337714       640,000.00       01-Dec-2006              6          7.250%            29,866.72
     Group III-5             0126360308       615,920.00       01-Feb-2007              4          7.250%            21,557.16
     Group III-6             0124101604       183,999.91       01-Sep-2006              9          6.750%            10,963.37
     Group III-6             0127063146       380,760.00       01-Nov-2006              7          7.250%            19,989.90

              Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                      17                  Sep-06            0.056%
     Original Principal Balance     3,693,132.00                  Oct-06            0.076%
     Current Actual Balance         3,686,217.72                  Nov-06            0.132%
                                                                  Dec-06            0.146%
 Current Bankruptcy Total                                         Jan-07            0.230%
     Loans in Bankruptcy                      55                  Feb-07            0.374%
     Original Principal Balance    14,387,486.00                  Mar-07            0.440%
     Current Actual Balance        14,367,046.47                  Apr-07            0.571%
                                                                  May-07            0.599%
                                                                  Jun-07            0.683%
                                                                  Jul-07            0.764%
                                                                  Aug-07            0.664%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group I                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       8                  Sep-06            0.121%
     Original Principal Balance     1,456,824.00                  Oct-06            0.224%
     Current Actual Balance         1,453,566.95                  Nov-06            0.291%
                                                                  Dec-06            0.336%
 Current Bankruptcy Total                                         Jan-07            0.403%
     Loans in Bankruptcy                      24                  Feb-07            0.576%
     Original Principal Balance     4,793,196.00                  Mar-07            0.496%
     Current Actual Balance         4,781,897.84                  Apr-07            0.689%
                                                                  May-07            0.919%
                                                                  Jun-07            0.995%
                                                                  Jul-07            1.055%
                                                                  Aug-07            0.803%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-1                                                         12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       2                  Sep-06            0.128%
     Original Principal Balance       290,050.00                  Oct-06            0.000%
     Current Actual Balance           289,749.19                  Nov-06            0.000%
                                                                  Dec-06            0.055%
 Current Bankruptcy Total                                         Jan-07            0.057%
     Loans in Bankruptcy                      12                  Feb-07            0.256%
     Original Principal Balance     2,280,750.00                  Mar-07            0.447%
     Current Actual Balance         2,277,290.56                  Apr-07            0.663%
                                                                  May-07            0.466%
                                                                  Jun-07            0.934%
                                                                  Jul-07            1.099%
                                                                  Aug-07            0.863%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-2                                                         12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       4                  Sep-06            0.043%
     Original Principal Balance       993,658.00                  Oct-06            0.098%
     Current Actual Balance           993,657.60                  Nov-06            0.110%
                                                                  Dec-06            0.180%
 Current Bankruptcy Total                                         Jan-07            0.233%
     Loans in Bankruptcy                      11                  Feb-07            0.278%
     Original Principal Balance     2,336,440.00                  Mar-07            0.285%
     Current Actual Balance         2,336,439.60                  Apr-07            0.503%
                                                                  May-07            0.356%
                                                                  Jun-07            0.353%
                                                                  Jul-07            0.783%
                                                                  Aug-07            0.902%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-3                                                         12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                  Sep-06            0.000%
     Original Principal Balance       553,000.00                  Oct-06            0.000%
     Current Actual Balance           549,643.98                  Nov-06            0.331%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.357%
     Loans in Bankruptcy                       3                  Feb-07            0.000%
     Original Principal Balance     1,685,750.00                  Mar-07            0.181%
     Current Actual Balance         1,682,227.30                  Apr-07            0.379%
                                                                  May-07            0.473%
                                                                  Jun-07            0.494%
                                                                  Jul-07            0.505%
                                                                  Aug-07            0.761%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II-4                                                         12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       0                  Feb-07            0.000%
     Original Principal Balance             0.00                  Mar-07            2.098%
     Current Actual Balance                 0.00                  Apr-07            3.419%
                                                                  May-07            2.897%
                                                                  Jun-07            2.924%
                                                                  Jul-07            2.983%
                                                                  Aug-07            0.000%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-1                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance        63,750.00                  Mar-07            0.069%
     Current Actual Balance            63,700.11                  Apr-07            0.071%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.029%
                                                                  Aug-07            0.029%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-2                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                  Sep-06            0.000%
     Original Principal Balance       131,600.00                  Oct-06            0.000%
     Current Actual Balance           131,600.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       2                  Feb-07            2.752%
     Original Principal Balance     2,831,600.00                  Mar-07            2.856%
     Current Actual Balance         2,831,600.00                  Apr-07            2.937%
                                                                  May-07            3.090%
                                                                  Jun-07            3.294%
                                                                  Jul-07            3.343%
                                                                  Aug-07            3.615%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-3                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       0                  Feb-07            0.339%
     Original Principal Balance             0.00                  Mar-07            0.348%
     Current Actual Balance                 0.00                  Apr-07            0.358%
                                                                  May-07            0.368%
                                                                  Jun-07            0.376%
                                                                  Jul-07            0.000%
                                                                  Aug-07            0.000%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-4                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.363%
 Current Bankruptcy Total                                         Jan-07            0.792%
     Loans in Bankruptcy                       0                  Feb-07            0.430%
     Original Principal Balance             0.00                  Mar-07            0.443%
     Current Actual Balance                 0.00                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            0.000%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-5                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                  Sep-06            0.000%
     Original Principal Balance       268,000.00                  Oct-06            0.000%
     Current Actual Balance           268,000.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance       268,000.00                  Mar-07            0.000%
     Current Actual Balance           268,000.00                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            0.190%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group III-6                                                        12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.067%
 Current Bankruptcy Total                                         Jan-07            0.068%
     Loans in Bankruptcy                       1                  Feb-07            0.068%
     Original Principal Balance       128,000.00                  Mar-07            0.069%
     Current Actual Balance           125,891.06                  Apr-07            0.070%
                                                                  May-07            0.191%
                                                                  Jun-07            0.193%
                                                                  Jul-07            0.197%
                                                                  Aug-07            0.073%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

         Group                      Loan     Month Loan          First        State            LTV at           Original
                                  Number        Entered        Payment                     Origination         Principal
                                             Bankruptcy           Date                                           Balance

        Group I               0000816775       May-2006    01-Jul-1986           TX              72.33         16,000.00
        Group I               0013204318       Aug-2007    01-Feb-2006           GA              80.00        252,000.00
        Group I               0013300207       Aug-2007    01-Mar-2006           CO              80.00        103,920.00
        Group I               0013327887       Jul-2007    01-Feb-2006           MD              80.00        222,232.00
        Group I               0013346952       Feb-2007    01-Mar-2006           NV              80.00        504,000.00
        Group I               0013362090       Aug-2007    01-Feb-2006           FL              80.00        142,400.00
        Group I               0013364997       Aug-2007    01-Feb-2006           FL              80.00        289,600.00
        Group I               0013381660       May-2007    01-Mar-2006           TX              80.00        105,600.00
        Group I               0013381694       May-2007    01-Mar-2006           TX              80.00        105,600.00
        Group I               0013381736       May-2007    01-Mar-2006           TX              79.97        103,800.00
        Group I               0013383112       Jul-2007    01-Mar-2006           FL              80.00        125,200.00
        Group I               0013386479       Jul-2007    01-Mar-2006           FL              79.98        161,550.00
        Group I               0013389465       Feb-2007    01-Apr-2006           FL              80.00        240,800.00
        Group I               0013428941       Aug-2007    01-Mar-2006           NC              80.00        192,000.00
        Group I               0013476007       Jun-2007    01-Apr-2006           NV              80.00        242,400.00
        Group I               0013478086       May-2007    01-Mar-2006           GA              80.00        143,390.00
        Group I               0013516737       Aug-2007    01-Apr-2006           GA              70.00         95,200.00
        Group I               0013526785       Aug-2007    01-Apr-2006           NH              79.01        192,000.00
        Group I               0013527007       Aug-2007    01-Apr-2006           FL              80.00        189,704.00
        Group I               0013578075       Jun-2007    01-May-2006           AZ              70.00        179,200.00
        Group I               0013600598       Apr-2007    01-Apr-2006           GA              79.98        134,700.00
        Group I               0014808877       Apr-2007    01-Jan-2006           MA              80.00        345,600.00
        Group I               0056678550       Jul-2007    01-Mar-2006           FL              80.00        527,200.00
        Group I               0088782123       Jun-2007    01-Mar-2006           NC              79.98        179,100.00
       Group II-1             0013268115       Mar-2007    01-Mar-2006           MA              65.00        370,500.00
       Group II-1             0013268396       Mar-2007    01-Mar-2006           MA              65.00        195,000.00
       Group II-1             0013325220       Jul-2007    01-Feb-2006           AZ              70.00        262,500.00
       Group II-1             0013343595       Jun-2007    01-Apr-2006           CO              80.00        400,000.00
       Group II-1             0013385869       Jun-2007    01-Mar-2006           AZ              70.00        140,000.00
       Group II-1             0013403738       Mar-2007    01-Mar-2006           IL              80.00        120,000.00
       Group II-1             0013423983       Jun-2007    01-Apr-2006           AZ              70.00        115,500.00
       Group II-1             0013427513       Jul-2007    01-Apr-2006           AZ              70.00        137,900.00
       Group II-1             0013429261       Jun-2007    01-Apr-2006           AZ              70.00        104,300.00
       Group II-1             0013473046       Aug-2007    01-Apr-2006           IL              66.63         50,050.00
       Group II-1             0014425367       Aug-2007    01-Apr-2006           CO              79.47        240,000.00
       Group II-1             0789438429       May-2007    01-Mar-2006           MD              45.59        145,000.00
       Group II-2             0013259080       Jul-2007    01-Mar-2006           NV              80.00        308,000.00
       Group II-2             0013300397       Aug-2007    01-Apr-2006           CA              65.00        276,250.00
       Group II-2             0013301601       Jul-2007    01-Feb-2006           AZ              80.00        229,600.00
       Group II-2             0013316484       Feb-2007    01-Mar-2006           VA              80.00        114,400.00
       Group II-2             0013348131       Feb-2007    01-Feb-2006           GA              80.00        160,532.00
       Group II-2             0013406731       Aug-2007    01-Feb-2006           GA              80.00        125,008.00
       Group II-2             0013495361       Aug-2007    01-Jan-2006           FL              80.00        195,200.00
       Group II-2             0013508916       Aug-2007    01-Apr-2006           CA              80.00        397,200.00
       Group II-2             0013517818       Dec-2006    01-May-2006           MA              60.61        200,000.00
       Group II-2             0013550801       Jul-2007    01-May-2006           NV              80.00        158,000.00
       Group II-2             0013585765       Jun-2007    01-May-2006           AZ              65.00        172,250.00
       Group II-3             0012828711       Aug-2007    01-Feb-2006           NY              70.00        553,000.00
       Group II-3             0013399902       Apr-2007    01-Mar-2006           NV              80.00        477,900.00
       Group II-3             0014426977       May-2007    01-Apr-2006           CA              79.98        654,850.00
      Group III-1             0120847008       Jul-2007    01-Feb-2006           OH              75.00         63,750.00
      Group III-2             0125784943       Feb-2007    01-Apr-2006           CA              60.00      2,700,000.00
      Group III-2             0125854385       Aug-2007    01-Mar-2006           FL              80.00        131,600.00
      Group III-5             0097919198       Aug-2007    01-Mar-2006           OH              80.00        268,000.00
      Group III-6             0093578385       Dec-2006    01-Sep-2005           GA              83.12        128,000.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

        Group                     Loan            Current        Paid To       Months          Current       Approximate
                                Number             Actual           Date    Delinquent       Loan Rate        Delinquent
                                                  Balance                                                       Interest

       Group I              0000816775           9,167.91    01-Oct-2006           8            8.500%            604.83
       Group I              0013204318         251,800.00    01-Dec-2006           6            8.125%         13,009.68
       Group I              0013300207         103,920.00    01-Nov-2006           7            7.875%          5,845.50
       Group I              0013327887         222,232.00    01-Dec-2006           6            8.250%         11,667.20
       Group I              0013346952         504,000.00    01-Sep-2006           9            7.750%         34,072.50
       Group I              0013362090         140,913.58    01-Apr-2007           2            8.250%          3,694.99
       Group I              0013364997         289,600.00    01-Nov-2006           7            7.875%         16,290.00
       Group I              0013381660         105,594.93    01-Jul-2007           0            8.000%          1,341.94
       Group I              0013381694         105,589.20    01-Jul-2007           0            8.000%          1,341.86
       Group I              0013381736         103,767.68    01-Jul-2007           0            8.000%          1,318.70
       Group I              0013383112         125,200.00    01-Jul-2007           0            8.125%          1,617.16
       Group I              0013386479         161,550.00    01-Dec-2006           6            8.000%          8,212.16
       Group I              0013389465         240,376.27    01-Jun-2007           0            8.125%          3,104.86
       Group I              0013428941         192,000.00    01-Feb-2007           4            8.125%          7,440.00
       Group I              0013476007         242,400.00    01-Jul-2006          11            7.750%         19,366.75
       Group I              0013478086         143,390.00    01-Apr-2007           2            8.125%          3,704.24
       Group I              0013516737          95,169.06    01-Jul-2007           0            7.750%          1,169.78
       Group I              0013526785         190,460.31    01-Feb-2007           4            7.750%          7,009.70
       Group I              0013527007         189,704.00    01-Apr-2007           2            7.750%          4,663.56
       Group I              0013578075         179,200.00    01-Dec-2006           6            8.000%          9,109.36
       Group I              0013600598         134,694.92    01-Sep-2006           9            8.125%          9,569.01
       Group I              0014808877         345,600.00    01-Jul-2006          11            7.875%         28,080.00
       Group I              0056678550         527,200.00    01-Oct-2006           8            8.125%         34,048.30
       Group I              0088782123         178,367.98    01-Oct-2006           8            7.000%         10,014.73
      Group II-1            0013268115         370,500.00    01-Oct-2006           8            6.750%         19,682.80
      Group II-1            0013268396         195,000.00    01-Oct-2006           8            6.750%         10,359.40
      Group II-1            0013325220         259,548.00    01-Jan-2007           5            7.625%         10,976.70
      Group II-1            0013343595         400,000.00    01-Feb-2007           4            7.250%         13,750.02
      Group II-1            0013385869         139,957.46    01-Dec-2006           6            7.250%          6,414.72
      Group II-1            0013403738         119,909.53    01-Jul-2007           0            7.375%          1,398.99
      Group II-1            0013423983         115,500.00    01-Dec-2006           6            7.375%          5,390.00
      Group II-1            0013427513         137,858.08    01-Dec-2006           6            7.250%          6,318.48
      Group II-1            0013429261         104,268.30    01-Dec-2006           6            7.250%          4,778.97
      Group II-1            0013473046          50,009.06    01-Jan-2007           5            7.375%          2,042.04
      Group II-1            0014425367         239,740.13    01-Jul-2007           0            7.125%          2,697.08
      Group II-1            0789438429         145,000.00    01-Aug-2006          10            6.875%          9,606.24
      Group II-2            0013259080         308,000.00    01-Aug-2006          10            6.875%         20,019.96
      Group II-2            0013300397         276,250.00    01-Oct-2006           8            6.875%         14,963.50
      Group II-2            0013301601         229,600.00    01-Feb-2007           4            7.250%          7,892.52
      Group II-2            0013316484         114,400.00    01-Jan-2007           5            7.250%          4,587.94
      Group II-2            0013348131         160,532.00    01-Jul-2007           0            7.250%          1,839.42
      Group II-2            0013406731         125,008.00    01-Jan-2007           5            7.125%          4,922.19
      Group II-2            0013495361         195,199.60    01-Jun-2007           0            7.625%          2,358.66
      Group II-2            0013508916         397,200.00    01-Nov-2006           7            6.750%         18,991.08
      Group II-2            0013517818         200,000.00    01-Oct-2006           8            7.250%         11,458.30
      Group II-2            0013550801         158,000.00    01-Mar-2007           3            7.000%          4,361.45
      Group II-2            0013585765         172,250.00    01-Dec-2006           6            7.250%          7,894.80
      Group II-3            0012828711         549,643.98    01-Sep-2006           9            7.500%         35,755.07
      Group II-3            0013399902         477,900.00    01-Oct-2006           8            7.625%         28,873.20
      Group II-3            0014426977         654,683.32    01-Jul-2007           0            7.375%          7,637.96
     Group III-1            0120847008          63,700.11    01-Dec-2006           6            6.250%          2,548.00
     Group III-2            0125784943       2,700,000.00    01-Mar-2007           3            7.875%         85,781.25
     Group III-2            0125854385         131,600.00    01-Aug-2006          10            6.625%          8,389.44
     Group III-5            0097919198         268,000.00    01-Dec-2006           6            6.500%         11,166.72
     Group III-6            0093578385         125,891.06    01-Jan-2007           5            6.500%          4,370.74

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

        Group I                          7               0.00        254,787.78             0.043%
      Group III-5                        0               0.00              0.00             0.000%
      Group III-6                        0               0.00              0.00             0.000%
       Group II-1                        1               0.00         39,468.75             0.015%
       Group II-2                        0               0.00              0.00             0.000%
       Group II-3                        1               0.00        229,179.62             0.104%
       Group II-4                        0               0.00              0.00             0.000%
      Group III-1                        0               0.00              0.00             0.000%
      Group III-2                        1       1,031,250.00        255,927.03             0.327%
      Group III-3                        0               0.00              0.00             0.000%
      Group III-4                        0               0.00              0.00             0.000%
         Total                          10       1,031,250.00        779,363.18             0.036%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

      Group I               0013403654          650,000.00           7.875%              CA           71.43              360
      Group I               0013424536          150,500.00           7.875%              CO           70.00              360
      Group I               0013426218           85,850.00           7.875%              TX           74.98              360
      Group I               0013452271           73,600.00           8.250%              TN           80.00              360
      Group I               0013453816          276,000.00           7.875%              GA           80.00              360
      Group I               0013487996          236,000.00           8.375%              FL           80.00              360
      Group I               0013507371          316,000.00           8.125%              TX           80.00              360
     Group II-1             0013499140          288,000.00           7.375%              NV           80.00              360
     Group II-3             0013282181        1,279,252.00           7.500%              CA           74.58              360
    Group III-2             0124494163        1,031,250.00           8.250%              CA           75.00              360

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

      Group I               0013403654               0.00         35,996.58          35,996.58
      Group I               0013424536               0.00         12,308.86          12,308.86
      Group I               0013426218               0.00         31,470.60          31,470.60
      Group I               0013452271               0.00         70,209.16          70,209.16
      Group I               0013453816               0.00          1,577.44           1,577.44
      Group I               0013487996               0.00         32,885.57          32,885.57
      Group I               0013507371               0.00         70,339.57          70,339.57
     Group II-1             0013499140               0.00         39,468.75          39,468.75
     Group II-3             0013282181               0.00        229,179.62         229,179.62
    Group III-2             0124494163       1,031,250.00        255,927.03         255,927.03

                                                   Realized Loss Report - Collateral

Summary

   MDR                                                          SDA

      Current Month                        0.149%               Current Month                                 4.782%
      3 Month Average                      0.146%               3 Month Average                               4.901%
      12 Month Average                     0.054%               12 Month Average                              1.993%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.012%             N/A                        Nov-2006           0.757%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.026%             N/A                        Jan-2007           1.318%               N/A
         Feb-2007          0.020%             N/A                        Feb-2007           0.936%               N/A
         Mar-2007          0.050%             N/A                        Mar-2007           2.212%               N/A
         Apr-2007          0.026%          0.011%                        Apr-2007           1.064%            0.524%
         May-2007          0.076%          0.017%                        May-2007           2.925%            0.768%
         Jun-2007          0.046%          0.021%                        Jun-2007           1.677%            0.907%
         Jul-2007          0.244%          0.042%                        Jul-2007           8.245%            1.594%
         Aug-2007          0.149%          0.054%                        Aug-2007           4.782%            1.993%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        1.768%               Current Month                                14.776%
      3 Month Average                      1.735%               3 Month Average                              14.037%
      12 Month Average                     0.642%               12 Month Average                              8.760%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.259%               N/A
         Nov-2006          0.145%             N/A                        Nov-2006           0.259%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.373%               N/A
         Jan-2007          0.306%             N/A                        Jan-2007           0.373%               N/A
         Feb-2007          0.236%             N/A                        Feb-2007           0.373%               N/A
         Mar-2007          0.600%             N/A                        Mar-2007          18.891%               N/A
         Apr-2007          0.309%          0.133%                        Apr-2007          21.238%               N/A
         May-2007          0.907%          0.209%                        May-2007          21.238%               N/A
         Jun-2007          0.553%          0.255%                        Jun-2007          13.508%               N/A
         Jul-2007          2.884%          0.495%                        Jul-2007          13.827%            7.528%
         Aug-2007          1.768%          0.642%                        Aug-2007          14.776%            8.760%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Group I

   MDR                                                          SDA

      Current Month                        0.286%               Current Month                                 7.430%
      3 Month Average                      0.415%               3 Month Average                              11.069%
      12 Month Average                     0.155%               12 Month Average                              4.465%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.042%             N/A                        Nov-2006           1.804%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.090%             N/A                        Jan-2007           3.350%               N/A
         Feb-2007          0.070%             N/A                        Feb-2007           2.438%               N/A
         Mar-2007          0.111%             N/A                        Mar-2007           3.697%               N/A
         Apr-2007          0.067%          0.032%                        Apr-2007           2.114%            1.117%
         May-2007          0.232%          0.051%                        May-2007           6.968%            1.698%
         Jun-2007          0.166%          0.065%                        Jun-2007           4.774%            2.095%
         Jul-2007          0.794%          0.131%                        Jul-2007          21.002%            3.846%
         Aug-2007          0.286%          0.155%                        Aug-2007           7.430%            4.465%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        3.380%               Current Month                                16.719%
      3 Month Average                      4.826%               3 Month Average                              16.736%
      12 Month Average                     1.813%               12 Month Average                              9.435%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.259%               N/A
         Nov-2006          0.503%             N/A                        Nov-2006           0.259%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.373%               N/A
         Jan-2007          1.071%             N/A                        Jan-2007           0.373%               N/A
         Feb-2007          0.834%             N/A                        Feb-2007           0.373%               N/A
         Mar-2007          1.325%             N/A                        Mar-2007          18.891%               N/A
         Apr-2007          0.797%          0.378%                        Apr-2007          21.238%               N/A
         May-2007          2.753%          0.607%                        May-2007          21.238%               N/A
         Jun-2007          1.973%          0.771%                        Jun-2007          16.205%               N/A
         Jul-2007          9.125%          1.532%                        Jul-2007          17.284%            8.041%
         Aug-2007          3.380%          1.813%                        Aug-2007          16.719%            9.435%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Group II-1

   MDR                                                          SDA

      Current Month                        0.184%               Current Month                                 6.420%
      3 Month Average                      0.122%               3 Month Average                               4.381%
      12 Month Average                     0.040%               12 Month Average                              1.500%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%             N/A                        Jan-2007           0.000%               N/A
         Feb-2007          0.000%             N/A                        Feb-2007           0.000%               N/A
         Mar-2007          0.000%             N/A                        Mar-2007           0.000%               N/A
         Apr-2007          0.018%          0.002%                        Apr-2007           0.842%            0.070%
         May-2007          0.094%          0.009%                        May-2007           4.018%            0.405%
         Jun-2007          0.000%          0.009%                        Jun-2007           0.000%            0.405%
         Jul-2007          0.181%          0.024%                        Jul-2007           6.722%            0.965%
         Aug-2007          0.184%          0.040%                        Aug-2007           6.420%            1.500%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        2.182%               Current Month                                13.713%
      3 Month Average                      1.444%               3 Month Average                              11.936%
      12 Month Average                     0.473%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%             N/A                        Dec-2006              N/A               N/A
         Jan-2007          0.000%             N/A                        Jan-2007              N/A               N/A
         Feb-2007          0.000%             N/A                        Feb-2007              N/A               N/A
         Mar-2007          0.000%             N/A                        Mar-2007              N/A               N/A
         Apr-2007          0.219%          0.018%                        Apr-2007           0.000%               N/A
         May-2007          1.124%          0.112%                        May-2007           0.000%               N/A
         Jun-2007          0.000%          0.112%                        Jun-2007           8.379%               N/A
         Jul-2007          2.150%          0.291%                        Jul-2007          13.715%               N/A
         Aug-2007          2.182%          0.473%                        Aug-2007          13.713%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Group II-2

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.000%               3 Month Average                               0.000%
      12 Month Average                     0.000%               12 Month Average                              0.000%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%             N/A                        Jan-2007           0.000%               N/A
         Feb-2007          0.000%             N/A                        Feb-2007           0.000%               N/A
         Mar-2007          0.000%             N/A                        Mar-2007           0.000%               N/A
         Apr-2007          0.000%          0.000%                        Apr-2007           0.000%            0.000%
         May-2007          0.000%          0.000%                        May-2007           0.000%            0.000%
         Jun-2007          0.000%          0.000%                        Jun-2007           0.000%            0.000%
         Jul-2007          0.000%          0.000%                        Jul-2007           0.000%            0.000%
         Aug-2007          0.000%          0.000%                        Aug-2007           0.000%            0.000%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        0.000%               Current Month                                12.991%
      3 Month Average                      0.000%               3 Month Average                              15.192%
      12 Month Average                     0.000%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%             N/A                        Dec-2006              N/A               N/A
         Jan-2007          0.000%             N/A                        Jan-2007              N/A               N/A
         Feb-2007          0.000%             N/A                        Feb-2007              N/A               N/A
         Mar-2007          0.000%             N/A                        Mar-2007              N/A               N/A
         Apr-2007          0.000%          0.000%                        Apr-2007           0.000%               N/A
         May-2007          0.000%          0.000%                        May-2007           0.000%               N/A
         Jun-2007          0.000%          0.000%                        Jun-2007          19.595%               N/A
         Jul-2007          0.000%          0.000%                        Jul-2007          12.991%               N/A
         Aug-2007          0.000%          0.000%                        Aug-2007          12.991%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Group II-3

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.000%               3 Month Average                               0.000%
      12 Month Average                     0.015%               12 Month Average                              0.717%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%             N/A                        Jan-2007           0.000%               N/A
         Feb-2007          0.000%             N/A                        Feb-2007           0.000%               N/A
         Mar-2007          0.179%             N/A                        Mar-2007           8.609%               N/A
         Apr-2007          0.000%          0.015%                        Apr-2007           0.000%            0.717%
         May-2007          0.000%          0.015%                        May-2007           0.000%            0.717%
         Jun-2007          0.000%          0.015%                        Jun-2007           0.000%            0.717%
         Jul-2007          0.000%          0.015%                        Jul-2007           0.000%            0.717%
         Aug-2007          0.000%          0.015%                        Aug-2007           0.000%            0.717%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        0.000%               Current Month                                 9.810%
      3 Month Average                      0.000%               3 Month Average                               8.804%
      12 Month Average                     0.177%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%             N/A                        Dec-2006              N/A               N/A
         Jan-2007          0.000%             N/A                        Jan-2007              N/A               N/A
         Feb-2007          0.000%             N/A                        Feb-2007              N/A               N/A
         Mar-2007          2.125%             N/A                        Mar-2007           0.000%               N/A
         Apr-2007          0.000%          0.177%                        Apr-2007           0.000%               N/A
         May-2007          0.000%          0.177%                        May-2007           0.000%               N/A
         Jun-2007          0.000%          0.177%                        Jun-2007           9.600%               N/A
         Jul-2007          0.000%          0.177%                        Jul-2007           7.001%               N/A
         Aug-2007          0.000%          0.177%                        Aug-2007           9.810%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

    Group II-4 - No Realized Loss Information to report this period.

Group III-1

   MDR                                                          SDA

      Current Month                        0.000%               Current Month                                 0.000%
      3 Month Average                      0.000%               3 Month Average                               0.000%
      12 Month Average                     0.004%               12 Month Average                              0.201%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%             N/A                        Jan-2007           0.000%               N/A
         Feb-2007          0.000%             N/A                        Feb-2007           0.000%               N/A
         Mar-2007          0.000%             N/A                        Mar-2007           0.000%               N/A
         Apr-2007          0.052%          0.004%                        Apr-2007           2.409%            0.201%
         May-2007          0.000%          0.004%                        May-2007           0.000%            0.201%
         Jun-2007          0.000%          0.004%                        Jun-2007           0.000%            0.201%
         Jul-2007          0.000%          0.004%                        Jul-2007           0.000%            0.201%
         Aug-2007          0.000%          0.004%                        Aug-2007           0.000%            0.201%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                        0.000%               Current Month                                 8.461%
      3 Month Average                      0.000%               3 Month Average                               8.341%
      12 Month Average                     0.052%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%             N/A                        Dec-2006              N/A               N/A
         Jan-2007          0.000%             N/A                        Jan-2007              N/A               N/A
         Feb-2007          0.000%             N/A                        Feb-2007              N/A               N/A
         Mar-2007          0.000%             N/A                        Mar-2007              N/A               N/A
         Apr-2007          0.627%          0.052%                        Apr-2007           0.000%               N/A
         May-2007          0.000%          0.052%                        May-2007           0.000%               N/A
         Jun-2007          0.000%          0.052%                        Jun-2007           8.101%               N/A
         Jul-2007          0.000%          0.052%                        Jul-2007           8.461%               N/A
         Aug-2007          0.000%          0.052%                        Aug-2007           8.461%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

Group III-2

   MDR                                                          SDA

      Current Month                        1.277%               Current Month                                41.945%
      3 Month Average                      0.426%               3 Month Average                              13.982%
      12 Month Average                     0.106%               12 Month Average                              3.495%

                  MDR: Current vs. 12mo Average*                               SDA: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006           0.000%               N/A
         Oct-2006          0.000%             N/A                        Oct-2006           0.000%               N/A
         Nov-2006          0.000%             N/A                        Nov-2006           0.000%               N/A
         Dec-2006          0.000%             N/A                        Dec-2006           0.000%               N/A
         Jan-2007          0.000%             N/A                        Jan-2007           0.000%               N/A
         Feb-2007          0.000%             N/A                        Feb-2007           0.000%               N/A
         Mar-2007          0.000%             N/A                        Mar-2007           0.000%               N/A
         Apr-2007          0.000%          0.000%                        Apr-2007           0.000%            0.000%
         May-2007          0.000%          0.000%                        May-2007           0.000%            0.000%
         Jun-2007          0.000%          0.000%                        Jun-2007           0.000%            0.000%
         Jul-2007          0.000%          0.000%                        Jul-2007           0.000%            0.000%
         Aug-2007          1.277%          0.106%                        Aug-2007          41.945%            3.495%

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

   CDR                                                          Cumulative Loss Severity

      Current Month                       14.293%               Current Month                                24.817%
      3 Month Average                      4.764%               3 Month Average                               0.000%
      12 Month Average                     1.191%               12 Month Average                              0.000%

                  CDR: Current vs. 12mo Average*                    Cumulative Loss Severity: Current vs. 12mo Average*
         Month            Current        12mo Avg.                       Month             Current          12mo Avg.

         Sep-2006          0.000%             N/A                        Sep-2006              N/A               N/A
         Oct-2006          0.000%             N/A                        Oct-2006              N/A               N/A
         Nov-2006          0.000%             N/A                        Nov-2006              N/A               N/A
         Dec-2006          0.000%             N/A                        Dec-2006              N/A               N/A
         Jan-2007          0.000%             N/A                        Jan-2007              N/A               N/A
         Feb-2007          0.000%             N/A                        Feb-2007              N/A               N/A
         Mar-2007          0.000%             N/A                        Mar-2007              N/A               N/A
         Apr-2007          0.000%          0.000%                        Apr-2007              N/A               N/A
         May-2007          0.000%          0.000%                        May-2007              N/A               N/A
         Jun-2007          0.000%          0.000%                        Jun-2007              N/A               N/A
         Jul-2007          0.000%          0.000%                        Jul-2007              N/A               N/A
         Aug-2007         14.293%          1.191%                        Aug-2007          24.817%               N/A

   *The text reported in the above table is presented           *The text reported in the above table is presented
   graphically on the monthly bond remittance report. The       graphically on the monthly bond remittance report. The
   monthly bond remittance report can be viewed online at       monthly bond remittance report can be viewed online at
   www.ctslink.com.                                             www.ctslink.com.

    Group III-3 - No Realized Loss Information to report this period.

    Group III-4 - No Realized Loss Information to report this period.

    Group III-5 - No Realized Loss Information to report this period.

    Group III-6 - No Realized Loss Information to report this period.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Cumulative Loss Severity: Sum (Realized Losses) / Sum (Ending Actual Balance for loans that have experienced a loss).

                  Prepayment Detail - Prepayments during Current Period
Summary
                                      Loans Paid In Full                               Repurchased Loans

                                             Original            Current                      Original           Current
                                            Principal          Scheduled                     Principal         Scheduled
         Group               Count            Balance            Balance      Count            Balance           Balance

        Group I                 35      10,113,192.00       9,865,000.71          0               0.00              0.00
      Group II-1                19       3,411,859.00       3,395,958.14          0               0.00              0.00
      Group II-2                 8       2,207,030.00       2,156,376.45          0               0.00              0.00
      Group II-3                 4       3,169,700.00       3,166,280.34          0               0.00              0.00
      Group II-4                 1         270,700.00         270,700.00          0               0.00              0.00
      Group III-1               10       2,063,550.00       2,051,323.77          0               0.00              0.00
      Group III-2                2       1,395,000.00       1,389,458.15          0               0.00              0.00
      Group III-3                0               0.00               0.00          0               0.00              0.00
      Group III-4                0               0.00               0.00          0               0.00              0.00
      Group III-5                7       3,328,570.00       3,312,314.35          0               0.00              0.00
      Group III-6                7       1,563,057.00       1,554,404.44          0               0.00              0.00
         Total                  93      27,522,658.00      27,161,816.35          0               0.00              0.00

                Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                Substitution Loans                           Liquidated Loans                   Curtailments

                                        Original        Current                    Original         Current
                                       Principal      Scheduled                   Principal       Scheduled      Curtailment
       Group             Count           Balance        Balance      Count          Balance         Balance           Amount

      Group I                0              0.00           0.00          5     1,737,172.00    1,736,996.79        19,733.85
     Group II-1              0              0.00           0.00          2       495,000.00      492,283.75        39,319.98
     Group II-2              0              0.00           0.00          0             0.00            0.00         7,006.80
     Group II-3              0              0.00           0.00          0             0.00            0.00         8,429.01
     Group II-4              0              0.00           0.00          0             0.00            0.00           271.22
    Group III-1              0              0.00           0.00          0             0.00            0.00        95,967.65
    Group III-2              0              0.00           0.00          1     1,031,250.00    1,031,250.00         1,042.13
    Group III-3              0              0.00           0.00          0             0.00            0.00       106,975.62
    Group III-4              0              0.00           0.00          0             0.00            0.00         2,976.18
    Group III-5              0              0.00           0.00          0             0.00            0.00       155,880.66
    Group III-6              0              0.00           0.00          0             0.00            0.00        19,096.63
       Total                 0              0.00           0.00          8     3,263,422.00    3,260,530.54       456,699.73

                  Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                   Loan                          LTV at            Payment         Principal        Prepayment
        Group                    Number         State       Origination               Date           Balance            Amount

       Group I               0000816005            FL              80.00       01-Aug-1980         38,400.00          8,084.91
       Group I               0000817455            VA              87.90       01-Dec-1988         39,818.00            266.84
       Group I               0000818538            NJ              88.76       01-Sep-1988        150,000.00         82,564.77
       Group I               0013240148            VA              80.00       01-Feb-2006        291,200.00        291,200.00
       Group I               0013289467            CA              80.00       01-Feb-2006        427,600.00        427,599.98
       Group I               0013309505            CA              70.00       01-Feb-2006        457,100.00        457,100.00
       Group I               0013317698            FL              90.00       01-Mar-2006        458,550.00        458,550.00
       Group I               0013347190            MD              80.00       01-Mar-2006        188,800.00        188,800.00
       Group I               0013358999            FL              80.00       01-Feb-2006        848,000.00        848,000.00
       Group I               0013368923            WI              80.00       01-Feb-2006         50,080.00         49,374.86
       Group I               0013375589            CA              80.00       01-Mar-2006        212,000.00        212,000.00
       Group I               0013380621            VA              80.00       01-Feb-2006        466,472.00        466,296.79
       Group I               0013399290            AZ              73.05       01-Mar-2006        339,000.00        339,000.00
       Group I               0013417480            NV              70.00       01-Mar-2006        245,000.00        244,999.99
       Group I               0013420385            CA              80.00       01-Feb-2006        352,000.00        351,999.99
       Group I               0013434469            CA              66.66       01-Mar-2006        200,000.00        196,747.64
       Group I               0013438833            FL              80.00       01-Mar-2006      1,000,000.00      1,000,000.00
       Group I               0013440318            AZ              80.00       01-Feb-2006        260,000.00        259,974.70
       Group I               0013473467            IL              80.00       01-Apr-2006        308,000.00        308,000.00
       Group I               0013475223            IN              75.00       01-Apr-2006        108,750.00        108,749.99
       Group I               0013486857            IL              80.00       01-Apr-2006         95,783.00         94,654.70
       Group I               0013498696            GA              75.00       01-Apr-2006      1,125,000.00      1,125,000.00
       Group I               0013507926            TX              80.00       01-Apr-2006        117,600.00        116,218.90
       Group I               0013530720            NJ              80.00       01-Apr-2006        148,000.00        146,261.85
       Group I               0013532460            IN              75.00       01-Apr-2006        163,866.00        163,866.00
       Group I               0013550173            NV              80.00       01-Apr-2006        310,400.00        310,400.00
       Group I               0013560305            GA              69.98       01-Apr-2006         62,000.00         61,975.05
       Group I               0013564687            NJ              80.00       01-Apr-2006        348,000.00        348,000.00
       Group I               0013571856            MN              80.00       01-Apr-2006         82,320.00         82,279.49
       Group I               0013573647            GA              66.95       01-Apr-2006         77,000.00         77,000.00
       Group I               0013576483            NJ              90.00       01-May-2006        396,000.00        396,000.00
       Group I               0014180053            NH              80.00       01-Sep-2005        228,000.00        228,000.00
       Group I               0014415863            AZ              80.00       01-Mar-2006        518,400.00        518,400.00
       Group I               0014819650            NJ              95.00       01-Mar-2006        194,750.00        192,124.10
       Group I               0056388879            NV              79.55       01-Feb-2006        286,400.00        286,377.78
       Group I               0056642804            CA              65.00       01-Mar-2006        176,475.00        174,218.25
       Group I               0056677479            AZ              80.00       01-Mar-2006        165,600.00        165,600.00
       Group I               0060045244            NY              60.00       01-Oct-1994        258,000.00        159,023.03
       Group I               0088763610            CA              80.00       01-Mar-2006        552,000.00        551,449.98
       Group I               0088764857            UT              80.00       01-Mar-2006        104,000.00        103,999.99
      Group II-1             0013334479            MD              80.00       01-Mar-2006         76,000.00         75,680.00
      Group II-1             0013339668            CO              80.00       01-Mar-2006        188,000.00        188,000.00
      Group II-1             0013362934            VA              80.00       01-Mar-2006        150,400.00        150,399.44
      Group II-1             0013372529            FL              70.00       01-Apr-2006        175,000.00        172,563.56
      Group II-1             0013399779            MA              70.00       01-Mar-2006        175,000.00        172,592.69
      Group II-1             0013410741            GA              80.00       01-Mar-2006        320,000.00        319,550.00
      Group II-1             0013420039            KY              90.00       01-Mar-2006        126,000.00        126,000.00
      Group II-1             0013444419            CA              80.00       01-Apr-2006        236,800.00        233,341.62
      Group II-1             0013449160            DE              80.00       01-Apr-2006        286,135.00        285,909.77
      Group II-1             0013471701            MD              69.98       01-Mar-2006        115,400.00        115,390.05
      Group II-1             0013477757            MD              79.98       01-Apr-2006         97,500.00         97,500.00
      Group II-1             0013484852            AZ              65.00       01-Apr-2006        123,500.00        121,780.56
      Group II-1             0013493952            CA              70.00       01-Apr-2006        245,000.00        244,989.01
      Group II-1             0013515291            AZ              75.00       01-Apr-2006        204,250.00        204,234.51
      Group II-1             0013517628            PA              80.00       01-Mar-2006        365,620.00        365,620.00
      Group II-1             0013569462            AZ              80.00       01-Apr-2006        100,000.00        100,000.00
      Group II-1             0013611975            AL              80.00       01-Apr-2006         94,880.00         94,878.14
      Group II-1             0014422836            NY              85.00       01-Apr-2006        340,000.00        339,848.30
      Group II-1             0014761472            NC              75.00       01-Aug-2005         66,874.00         65,065.33
      Group II-1             0601432465            CA              49.61       01-Jan-2006        130,000.00        127,465.83
      Group II-1             0789516039            CA              70.00       01-Apr-2006        290,500.00        286,357.33
      Group II-2             0006313357            NV              80.00       01-Feb-2006        332,000.00        331,292.24
      Group II-2             0013349568            CO              80.00       01-Mar-2006        202,000.00        200,436.04
      Group II-2             0013433420            AZ              80.00       01-Apr-2006        396,000.00        395,999.99
      Group II-2             0013464136            CA              80.00       01-Apr-2006        376,080.00        376,078.74
      Group II-2             0013466107            FL              94.98       01-Mar-2006        194,050.00        194,050.00
      Group II-2             0013491576            TX              75.00       01-Apr-2006        172,500.00        172,500.00
      Group II-2             0014426241            AZ              80.00       01-Apr-2006        322,400.00        277,574.99
      Group II-2             0550924314            IL              80.00       01-Jan-2006        212,000.00        208,249.94
      Group II-3             0011788536            FL              73.23       01-Mar-2006        677,500.00        677,500.00
      Group II-3             0013396072            CA              75.00       01-Apr-2006        975,000.00        974,980.10
      Group II-3             0013558879            UT              80.00       01-Apr-2006        960,000.00        960,000.00
      Group II-3             0601280961            NC              80.00       01-Sep-2005        557,200.00        553,800.24
      Group II-4             0609393049            CA              37.59       01-Jan-2006        270,700.00        270,700.00
     Group III-1             0044739284            FL              80.00       01-Feb-2006        276,200.00        276,130.95
     Group III-1             0057164315            MD              79.98       01-Feb-2006        224,250.00        224,149.49
     Group III-1             0116079990            MO              55.79       01-Mar-2006        130,000.00        126,092.68
     Group III-1             0116656807            UT              94.98       01-Feb-2006        142,600.00        142,559.99
     Group III-1             0117059409            MD              80.00       01-Feb-2006        188,000.00        188,000.00
     Group III-1             0123496411            CA              80.00       01-Apr-2006        312,000.00        312,000.00
     Group III-1             0124128199            WA              80.00       01-Mar-2006        245,600.00        245,592.52
     Group III-1             0124819471            CA              45.75       01-Mar-2006        114,400.00        114,400.00
     Group III-1             0125725798            NJ              65.41       01-Mar-2006        199,500.00        195,618.87
     Group III-1             0125830076            CA              57.75       01-Apr-2006        231,000.00        226,120.88
     Group III-2             0124494163            CA              75.00       01-Mar-2006      1,031,250.00      1,031,250.00
     Group III-2             0125178404            CA              79.77       01-Mar-2006        745,000.00        739,654.50
     Group III-2             0125646320            UT              76.48       01-Mar-2006        650,000.00        649,803.65
     Group III-5             0114633131            FL              80.00       01-Apr-2006        105,120.00        105,120.00
     Group III-5             0124251091            AZ              90.00       01-Mar-2006        135,450.00        135,367.76
     Group III-5             0124530892            CA              74.25       01-Mar-2006        865,000.00        864,999.96
     Group III-5             0125439748            NJ              69.23       01-Mar-2006        450,000.00        441,805.91
     Group III-5             0125535805            CA              80.00       01-Mar-2006        608,000.00        608,000.00
     Group III-5             0125942509            CA              80.00       01-Apr-2006        340,000.00        338,490.62
     Group III-5             0126063832            CA              75.00       01-Apr-2006        825,000.00        818,062.88
     Group III-6             0094231453            OR              89.68       01-Oct-2005        139,000.00        136,001.31
     Group III-6             0098049175            CA              80.00       01-May-2006        324,986.00        324,986.00
     Group III-6             0098049223            CA              80.00       01-May-2006        328,000.00        328,000.00
     Group III-6             0112365255            CA              80.00       01-Apr-2006        290,671.00        290,671.00
     Group III-6             0126688666            NM              36.79       01-Jun-2006         64,400.00         58,620.23
     Group III-6             0126937684            FL              80.00       01-May-2006        192,000.00        191,900.00
     Group III-6             0127506694            WA              80.00       01-Apr-2006        224,000.00        224,000.00

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                       Current
                                  Loan                PIF             Months              Loan        Original
        Group                   Number               Type         Delinquent              Rate            Term       Seasoning

       Group I              0000816005       Loan Paid in Full           0              7.000%             360             324
       Group I              0000817455       Loan Paid in Full           0              9.125%             299             224
       Group I              0000818538       Loan Paid in Full           0              7.750%             360             227
       Group I              0013240148             Liquidation           7              7.875%             360              18
       Group I              0013289467       Loan Paid in Full           0              7.625%             360              18
       Group I              0013309505             Liquidation           12             8.125%             360              18
       Group I              0013317698       Loan Paid in Full           0              7.875%             360              17
       Group I              0013347190       Loan Paid in Full           0              8.000%             360              17
       Group I              0013358999       Loan Paid in Full           5              8.000%             360              18
       Group I              0013368923       Loan Paid in Full           0              8.125%             360              18
       Group I              0013375589             Liquidation           12             8.125%             360              17
       Group I              0013380621             Liquidation           7              7.375%             360              18
       Group I              0013399290       Loan Paid in Full           0              8.125%             360              17
       Group I              0013417480       Loan Paid in Full           0              7.750%             360              17
       Group I              0013420385       Loan Paid in Full           0              6.250%             360              18
       Group I              0013434469       Loan Paid in Full           0              6.750%             360              17
       Group I              0013438833       Loan Paid in Full           11             8.000%             360              17
       Group I              0013440318       Loan Paid in Full           0              7.250%             360              18
       Group I              0013473467       Loan Paid in Full           2              8.000%             360              16
       Group I              0013475223       Loan Paid in Full           0              7.375%             360              16
       Group I              0013486857       Loan Paid in Full           0              8.125%             360              16
       Group I              0013498696       Loan Paid in Full           5              8.250%             360              16
       Group I              0013507926       Loan Paid in Full          (1)             8.125%             360              16
       Group I              0013530720       Loan Paid in Full           0              8.125%             360              16
       Group I              0013532460       Loan Paid in Full           0              8.125%             360              16
       Group I              0013550173             Liquidation           10             7.750%             360              16
       Group I              0013560305       Loan Paid in Full           0              8.000%             360              16
       Group I              0013564687       Loan Paid in Full           10             7.875%             360              16
       Group I              0013571856       Loan Paid in Full           0              8.125%             360              16
       Group I              0013573647       Loan Paid in Full           0              8.000%             360              16
       Group I              0013576483       Loan Paid in Full           0              7.750%             360              15
       Group I              0014180053       Loan Paid in Full           0              5.500%             360              23
       Group I              0014415863       Loan Paid in Full           9              8.125%             360              17
       Group I              0014819650       Loan Paid in Full           0              7.750%             360              17
       Group I              0056388879       Loan Paid in Full           0              7.750%             360              18
       Group I              0056642804       Loan Paid in Full           0              8.000%             360              17
       Group I              0056677479       Loan Paid in Full           0              8.125%             360              17
       Group I              0060045244       Loan Paid in Full           0              8.750%             360             154
       Group I              0088763610       Loan Paid in Full           0              6.500%             360              17
       Group I              0088764857       Loan Paid in Full           0              6.500%             360              17
     Group II-1             0013334479       Loan Paid in Full          (1)             7.500%             360              17
     Group II-1             0013339668       Loan Paid in Full           10             6.875%             360              17
     Group II-1             0013362934       Loan Paid in Full           0              6.250%             360              17
     Group II-1             0013372529       Loan Paid in Full           0              7.250%             360              16
     Group II-1             0013399779             Liquidation           14             7.625%             360              17
     Group II-1             0013410741             Liquidation           9              6.750%             360              17
     Group II-1             0013420039       Loan Paid in Full           0              7.250%             360              17
     Group II-1             0013444419       Loan Paid in Full           5              7.000%             360              16
     Group II-1             0013449160       Loan Paid in Full          (1)             7.625%             360              16
     Group II-1             0013471701       Loan Paid in Full           6              6.750%             360              17
     Group II-1             0013477757       Loan Paid in Full           0              7.500%             360              16
     Group II-1             0013484852       Loan Paid in Full           7              7.250%             360              16
     Group II-1             0013493952       Loan Paid in Full           0              7.500%             360              16
     Group II-1             0013515291       Loan Paid in Full          (1)             7.375%             360              16
     Group II-1             0013517628       Loan Paid in Full           0              7.375%             360              17
     Group II-1             0013569462       Loan Paid in Full           0              7.625%             360              16
     Group II-1             0013611975       Loan Paid in Full          (1)             6.625%             360              16
     Group II-1             0014422836       Loan Paid in Full           0              6.875%             360              16
     Group II-1             0014761472       Loan Paid in Full           0              5.875%             360              24
     Group II-1             0601432465       Loan Paid in Full           0              6.375%             360              19
     Group II-1             0789516039       Loan Paid in Full           0              7.125%             360              16
     Group II-2             0006313357       Loan Paid in Full           0              6.375%             360              18
     Group II-2             0013349568       Loan Paid in Full           0              6.875%             360              17
     Group II-2             0013433420       Loan Paid in Full           0              7.375%             360              16
     Group II-2             0013464136       Loan Paid in Full          (1)             6.875%             360              16
     Group II-2             0013466107       Loan Paid in Full           0              6.375%             360              17
     Group II-2             0013491576       Loan Paid in Full           0              7.375%             360              16
     Group II-2             0014426241       Loan Paid in Full           0              7.375%             360              16
     Group II-2             0550924314       Loan Paid in Full           0              7.000%             360              19
     Group II-3             0011788536       Loan Paid in Full           0              7.250%             360              17
     Group II-3             0013396072       Loan Paid in Full           0              7.500%             360              16
     Group II-3             0013558879       Loan Paid in Full           0              7.500%             360              16
     Group II-3             0601280961       Loan Paid in Full           0              5.500%             360              23
     Group II-4             0609393049       Loan Paid in Full           0              6.500%             360              19
     Group III-1            0044739284       Loan Paid in Full           0              6.000%             360              18
     Group III-1            0057164315       Loan Paid in Full           0              6.125%             360              18
     Group III-1            0116079990       Loan Paid in Full           0              6.375%             360              17
     Group III-1            0116656807       Loan Paid in Full           0              6.125%             360              18
     Group III-1            0117059409       Loan Paid in Full           0              7.250%             360              18
     Group III-1            0123496411       Loan Paid in Full           0              6.875%             360              16
     Group III-1            0124128199       Loan Paid in Full          (1)             6.000%             360              17
     Group III-1            0124819471       Loan Paid in Full           0              5.875%             360              17
     Group III-1            0125725798       Loan Paid in Full           0              5.875%             360              17
     Group III-1            0125830076       Loan Paid in Full           0              5.000%             360              16
     Group III-2            0124494163             Liquidation           14             8.250%             360              17
     Group III-2            0125178404       Loan Paid in Full           0              5.875%             360              17
     Group III-2            0125646320       Loan Paid in Full           0              7.250%             360              17
     Group III-5            0114633131       Loan Paid in Full           0              7.625%             360              16
     Group III-5            0124251091       Loan Paid in Full           1              7.500%             360              17
     Group III-5            0124530892       Loan Paid in Full           0              5.875%             360              17
     Group III-5            0125439748       Loan Paid in Full           0              6.250%             360              17
     Group III-5            0125535805       Loan Paid in Full           0              5.875%             360              17
     Group III-5            0125942509       Loan Paid in Full           0              6.250%             360              16
     Group III-5            0126063832       Loan Paid in Full           0              7.000%             360              16
     Group III-6            0094231453       Loan Paid in Full           0              6.625%             360              22
     Group III-6            0098049175       Loan Paid in Full           0              6.875%             360              15
     Group III-6            0098049223       Loan Paid in Full           0              6.875%             360              15
     Group III-6            0112365255       Loan Paid in Full           0              7.250%             360              16
     Group III-6            0126688666       Loan Paid in Full           0              6.750%             360              14
     Group III-6            0126937684       Loan Paid in Full          (1)             6.750%             360              15
     Group III-6            0127506694       Loan Paid in Full           0              6.375%             360              16

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.407%       Current Month             15.636%        Current Month                 422.899%
     3 Month Average          1.724%       3 Month Average           18.806%        3 Month Average               541.926%
     12 Month Average         2.560%       12 Month Average          22.683%        12 Month Average              967.098%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      26.010%           N/A                          Sep-2006   1,702.340%           N/A
         Oct-2006      24.016%           N/A                          Oct-2006   1,391.605%           N/A
         Nov-2006      29.847%           N/A                          Nov-2006   1,554.457%           N/A
         Dec-2006      25.392%           N/A                          Dec-2006   1,195.348%           N/A
         Jan-2007      22.803%           N/A                          Jan-2007     983.440%           N/A
         Feb-2007      23.415%           N/A                          Feb-2007     928.494%           N/A
         Mar-2007      21.703%           N/A                          Mar-2007     800.761%           N/A
         Apr-2007      22.986%       23.419%                          Apr-2007     790.817%    1,473.793%
         May-2007      19.606%       23.638%                          May-2007     632.140%    1,339.751%
         Jun-2007      21.173%       23.534%                          Jun-2007     642.277%    1,193.139%
         Jul-2007      19.610%       23.335%                          Jul-2007     560.601%    1,078.143%
         Aug-2007      15.636%       22.683%                          Aug-2007     422.899%      967.098%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I
     SMM                                   CPR                                      PSA

     Current Month            1.914%       Current Month             20.702%        Current Month                 455.093%
     3 Month Average          2.092%       3 Month Average           22.331%        3 Month Average               514.315%
     12 Month Average         3.196%       12 Month Average          27.490%        12 Month Average              852.989%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      33.632%           N/A                          Sep-2006   1,408.420%           N/A
         Oct-2006      34.665%           N/A                          Oct-2006   1,335.788%           N/A
         Nov-2006      39.630%           N/A                          Nov-2006   1,419.965%           N/A
         Dec-2006      26.422%           N/A                          Dec-2006     879.137%           N/A
         Jan-2007      28.931%           N/A                          Jan-2007     904.880%           N/A
         Feb-2007      32.663%           N/A                          Feb-2007     955.094%           N/A
         Mar-2007      25.990%           N/A                          Mar-2007     725.034%           N/A
         Apr-2007      23.427%       29.627%                          Apr-2007     621.164%    1,178.093%
         May-2007      17.520%       29.193%                          May-2007     443.437%    1,092.625%
         Jun-2007      18.893%       28.504%                          Jun-2007     457.227%    1,002.737%
         Jul-2007      27.399%       28.363%                          Jul-2007     630.626%      933.031%
         Aug-2007      20.702%       27.490%                          Aug-2007     455.093%      852.989%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-1
     SMM                                   CPR                                      PSA

     Current Month            1.466%       Current Month             16.236%        Current Month                 477.604%
     3 Month Average          1.316%       3 Month Average           14.695%        3 Month Average               458.871%
     12 Month Average         2.190%       12 Month Average          20.048%        12 Month Average              998.687%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      18.845%           N/A                          Sep-2006   1,572.930%           N/A
         Oct-2006      23.914%           N/A                          Oct-2006   1,709.983%           N/A
         Nov-2006      18.506%           N/A                          Nov-2006   1,158.355%           N/A
         Dec-2006      29.780%           N/A                          Dec-2006   1,654.972%           N/A
         Jan-2007      24.802%           N/A                          Jan-2007   1,241.206%           N/A
         Feb-2007      24.997%           N/A                          Feb-2007   1,136.876%           N/A
         Mar-2007      15.426%           N/A                          Mar-2007     643.128%           N/A
         Apr-2007      19.229%       21.077%                          Apr-2007     739.991%    1,810.797%
         May-2007      20.993%       21.704%                          May-2007     750.194%    1,593.220%
         Jun-2007      13.568%       20.975%                          Jun-2007     452.540%    1,321.516%
         Jul-2007      14.280%       20.061%                          Jul-2007     446.471%    1,095.606%
         Aug-2007      16.236%       20.048%                          Aug-2007     477.604%      998.687%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-2
     SMM                                   CPR                                      PSA

     Current Month            0.828%       Current Month              9.499%        Current Month                 283.707%
     3 Month Average          1.388%       3 Month Average           15.330%        3 Month Average               495.846%
     12 Month Average         2.120%       12 Month Average          19.173%        12 Month Average              983.019%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      18.181%           N/A                          Sep-2006   1,593.690%           N/A
         Oct-2006      20.690%           N/A                          Oct-2006   1,541.471%           N/A
         Nov-2006      27.991%           N/A                          Nov-2006   1,812.106%           N/A
         Dec-2006      23.846%           N/A                          Dec-2006   1,366.692%           N/A
         Jan-2007      14.259%           N/A                          Jan-2007     733.072%           N/A
         Feb-2007      15.710%           N/A                          Feb-2007     732.132%           N/A
         Mar-2007      25.391%           N/A                          Mar-2007   1,082.084%           N/A
         Apr-2007      22.479%       19.550%                          Apr-2007     882.301%    1,800.366%
         May-2007      15.537%       19.542%                          May-2007     565.143%    1,468.440%
         Jun-2007      20.720%       19.649%                          Jun-2007     702.841%    1,228.747%
         Jul-2007      15.772%       19.687%                          Jul-2007     500.990%    1,098.335%
         Aug-2007       9.499%       19.173%                          Aug-2007     283.707%      983.019%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-3
     SMM                                   CPR                                      PSA

     Current Month            1.416%       Current Month             15.732%        Current Month                 453.204%
     3 Month Average          2.603%       3 Month Average           26.390%        3 Month Average               824.845%
     12 Month Average         3.832%       12 Month Average          31.566%        12 Month Average            1,539.394%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      34.748%           N/A                          Sep-2006   2,773.217%           N/A
         Oct-2006      28.585%           N/A                          Oct-2006   1,963.803%           N/A
         Nov-2006      50.856%           N/A                          Nov-2006   3,065.342%           N/A
         Dec-2006      41.458%           N/A                          Dec-2006   2,227.540%           N/A
         Jan-2007      30.892%           N/A                          Jan-2007   1,497.757%           N/A
         Feb-2007      34.346%           N/A                          Feb-2007   1,515.757%           N/A
         Mar-2007      25.720%           N/A                          Mar-2007   1,041.917%           N/A
         Apr-2007      25.191%       32.797%                          Apr-2007     943.412%    2,635.431%
         May-2007      27.823%       33.455%                          May-2007     969.447%    2,347.720%
         Jun-2007      40.898%       34.241%                          Jun-2007   1,332.381%    2,054.497%
         Jul-2007      22.540%       33.766%                          Jul-2007     688.952%    1,834.954%
         Aug-2007      15.732%       31.566%                          Aug-2007     453.204%    1,539.394%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II-4
     SMM                                   CPR                                      PSA

     Current Month            0.709%       Current Month              8.182%        Current Month                 198.832%
     3 Month Average          1.198%       3 Month Average           13.284%        3 Month Average               340.956%
     12 Month Average         1.792%       12 Month Average          15.844%        12 Month Average              533.495%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006       0.297%           N/A                          Sep-2006      15.774%           N/A
         Oct-2006      25.388%           N/A                          Oct-2006   1,211.430%           N/A
         Nov-2006       2.641%           N/A                          Nov-2006     115.110%           N/A
         Dec-2006      12.648%           N/A                          Dec-2006     505.923%           N/A
         Jan-2007      30.989%           N/A                          Jan-2007   1,150.553%           N/A
         Feb-2007       6.462%           N/A                          Feb-2007     223.051%           N/A
         Mar-2007      12.776%           N/A                          Mar-2007     411.453%           N/A
         Apr-2007      35.900%       16.098%                          Apr-2007   1,084.314%      775.204%
         May-2007      23.177%       16.969%                          May-2007     661.460%      731.107%
         Jun-2007      10.371%       17.827%                          Jun-2007     279.668%      753.901%
         Jul-2007      21.300%       17.292%                          Jul-2007     544.367%      643.476%
         Aug-2007       8.182%       15.844%                          Aug-2007     198.832%      533.495%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-1
     SMM                                   CPR                                      PSA

     Current Month            0.984%       Current Month             11.193%        Current Month                 328.780%
     3 Month Average          0.870%       3 Month Average            9.911%        3 Month Average               311.163%
     12 Month Average         1.614%       12 Month Average          15.377%        12 Month Average              736.574%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      11.302%           N/A                          Sep-2006     940.774%           N/A
         Oct-2006      12.356%           N/A                          Oct-2006     881.819%           N/A
         Nov-2006      12.035%           N/A                          Nov-2006     751.658%           N/A
         Dec-2006      24.290%           N/A                          Dec-2006   1,347.293%           N/A
         Jan-2007      19.019%           N/A                          Jan-2007     950.167%           N/A
         Feb-2007      20.125%           N/A                          Feb-2007     913.887%           N/A
         Mar-2007      13.881%           N/A                          Mar-2007     577.927%           N/A
         Apr-2007      18.506%       15.501%                          Apr-2007     711.227%    1,238.612%
         May-2007      23.285%       16.904%                          May-2007     830.644%    1,174.548%
         Jun-2007      12.608%       16.747%                          Jun-2007     419.613%    1,009.266%
         Jul-2007       5.932%       15.771%                          Jul-2007     185.095%      841.662%
         Aug-2007      11.193%       15.377%                          Aug-2007     328.780%      736.574%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-2
     SMM                                   CPR                                      PSA

     Current Month            2.999%       Current Month             30.611%        Current Month                 898.349%
     3 Month Average          3.548%       3 Month Average           33.424%        3 Month Average             1,060.466%
     12 Month Average         4.099%       12 Month Average          31.396%        12 Month Average            1,531.994%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      41.776%           N/A                          Sep-2006   3,516.934%           N/A
         Oct-2006      25.785%           N/A                          Oct-2006   1,854.605%           N/A
         Nov-2006      40.190%           N/A                          Nov-2006   2,536.422%           N/A
         Dec-2006      25.165%           N/A                          Dec-2006   1,408.230%           N/A
         Jan-2007      26.582%           N/A                          Jan-2007   1,335.645%           N/A
         Feb-2007       7.415%           N/A                          Feb-2007     338.620%           N/A
         Mar-2007      35.748%           N/A                          Mar-2007   1,494.651%           N/A
         Apr-2007      28.445%       26.173%                          Apr-2007   1,096.147%    2,313.494%
         May-2007      45.375%       27.705%                          May-2007   1,621.276%    1,884.356%
         Jun-2007      53.555%       30.370%                          Jun-2007   1,780.898%    1,733.663%
         Jul-2007      16.105%       30.416%                          Jul-2007     502.150%    1,613.824%
         Aug-2007      30.611%       31.396%                          Aug-2007     898.349%    1,531.994%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-3
     SMM                                   CPR                                      PSA

     Current Month            0.147%       Current Month              1.755%        Current Month                  51.749%
     3 Month Average          1.132%       3 Month Average           12.367%        3 Month Average               402.705%
     12 Month Average         1.918%       12 Month Average          17.590%        12 Month Average              844.908%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      21.465%           N/A                          Sep-2006   1,806.196%           N/A
         Oct-2006       9.907%           N/A                          Oct-2006     713.619%           N/A
         Nov-2006      12.375%           N/A                          Nov-2006     778.612%           N/A
         Dec-2006      20.694%           N/A                          Dec-2006   1,156.518%           N/A
         Jan-2007      11.177%           N/A                          Jan-2007     562.281%           N/A
         Feb-2007      15.262%           N/A                          Feb-2007     697.374%           N/A
         Mar-2007      25.785%           N/A                          Mar-2007   1,079.262%           N/A
         Apr-2007      30.143%       16.542%                          Apr-2007   1,163.500%    1,429.774%
         May-2007      27.169%       17.391%                          May-2007     973.412%    1,145.969%
         Jun-2007      23.211%       18.343%                          Jun-2007     776.152%    1,043.435%
         Jul-2007      12.135%       17.765%                          Jul-2007     380.215%      873.144%
         Aug-2007       1.755%       17.590%                          Aug-2007      51.749%      844.908%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-4
     SMM                                   CPR                                      PSA

     Current Month            0.003%       Current Month              0.033%        Current Month                   0.984%
     3 Month Average          1.584%       3 Month Average           16.543%        3 Month Average               530.297%
     12 Month Average         2.160%       12 Month Average          18.490%        12 Month Average              942.517%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      39.828%           N/A                          Sep-2006   3,325.833%           N/A
         Oct-2006      14.651%           N/A                          Oct-2006   1,048.335%           N/A
         Nov-2006      10.412%           N/A                          Nov-2006     652.518%           N/A
         Dec-2006       9.921%           N/A                          Dec-2006     552.197%           N/A
         Jan-2007      16.025%           N/A                          Jan-2007     802.606%           N/A
         Feb-2007      17.350%           N/A                          Feb-2007     789.399%           N/A
         Mar-2007      28.867%           N/A                          Mar-2007   1,206.595%           N/A
         Apr-2007      29.749%       21.144%                          Apr-2007   1,146.888%    2,022.648%
         May-2007       5.446%       19.834%                          May-2007     194.948%    1,593.879%
         Jun-2007      18.381%       18.360%                          Jun-2007     613.720%    1,140.143%
         Jul-2007      31.215%       19.806%                          Jul-2007     976.187%    1,075.435%
         Aug-2007       0.033%       18.490%                          Aug-2007       0.984%      942.517%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-5
     SMM                                   CPR                                      PSA

     Current Month            2.397%       Current Month             25.255%        Current Month                 747.034%
     3 Month Average          1.307%       3 Month Average           14.241%        3 Month Average               440.075%
     12 Month Average         1.612%       12 Month Average          14.164%        12 Month Average              706.284%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006      23.801%           N/A                          Sep-2006   1,995.952%           N/A
         Oct-2006       5.508%           N/A                          Oct-2006     395.724%           N/A
         Nov-2006      18.824%           N/A                          Nov-2006   1,184.935%           N/A
         Dec-2006      16.892%           N/A                          Dec-2006     944.967%           N/A
         Jan-2007      11.377%           N/A                          Jan-2007     572.696%           N/A
         Feb-2007      11.959%           N/A                          Feb-2007     546.698%           N/A
         Mar-2007      10.904%           N/A                          Mar-2007     456.582%           N/A
         Apr-2007      19.007%       12.591%                          Apr-2007     735.400%      950.278%
         May-2007       8.974%       13.235%                          May-2007     322.229%      950.576%
         Jun-2007      11.253%       13.005%                          Jun-2007     377.670%      784.236%
         Jul-2007       6.216%       13.178%                          Jul-2007     195.521%      756.869%
         Aug-2007      25.255%       14.164%                          Aug-2007     747.034%      706.284%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III-6
     SMM                                   CPR                                      PSA

     Current Month            0.909%       Current Month             10.377%        Current Month                 345.346%
     3 Month Average          1.358%       3 Month Average           14.949%        3 Month Average               535.091%
     12 Month Average         1.439%       12 Month Average          12.298%        12 Month Average              702.319%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006       4.260%           N/A                          Sep-2006     527.368%           N/A
         Oct-2006      12.765%           N/A                          Oct-2006   1,269.582%           N/A
         Nov-2006      14.890%           N/A                          Nov-2006   1,233.351%           N/A
         Dec-2006      10.310%           N/A                          Dec-2006     732.244%           N/A
         Jan-2007      13.659%           N/A                          Jan-2007     850.617%           N/A
         Feb-2007       9.217%           N/A                          Feb-2007     510.204%           N/A
         Mar-2007       7.374%           N/A                          Mar-2007     367.787%           N/A
         Apr-2007      19.647%        9.347%                          Apr-2007     890.550%      968.063%
         May-2007      10.608%       10.188%                          May-2007     440.849%      965.854%
         Jun-2007      11.534%       10.961%                          Jun-2007     442.614%      912.293%
         Jul-2007      22.937%       11.997%                          Jul-2007     817.312%      766.202%
         Aug-2007      10.377%       12.298%                          Aug-2007     345.346%      702.319%

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                  Modifications

                         Beginning         Current
              Loan       Scheduled       Scheduled          Prior        Modified          Prior         Modified
            Number         Balance         Balance           Rate            Rate         Payment         Payment

                                      No Modifications this Period

                                                          Substitutions
                               Loans Repurchased                                         Loans Substituted

                         Current                                                      Current
            Loan       Scheduled       Current          Current          Loan        Scheduled       Current           Current
          Number         Balance          Rate          Payment        Number          Balance          Rate           Payment

                                                No Substitutions this Period

                              Repurchases Due to Breaches

                                 Beginning
               Loan              Scheduled              Payoff        Current            Current
             Number                Balance             Balance           Rate            Payment

                           No Repurchases Due to Breaches this Period

                                    Repurchases Due to Other

                                 Beginning
               Loan              Scheduled               Payoff        Current           Current
             Number                Balance              Balance           Rate           Payment

                             No Repurchases Due to Other this Period

                     Interest Rate Stratification

                                Summary                                                       Group I

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 3.500             0                0.00            0.000               0               0.00            0.000
     3.500    3.999             0                0.00            0.000               0               0.00            0.000
     4.000    4.499            14        3,648,018.66            0.169               1         140,986.99            0.024
     4.500    4.999            14        4,081,939.68            0.189               2         658,261.75            0.111
     5.000    5.499            90       21,692,434.12            1.003              13       4,065,956.89            0.683
     5.500    5.999           604      184,208,031.49            8.514             126      42,216,298.59            7.091
     6.000    6.499         1,290      385,027,614.69           17.796             136      43,168,804.55            7.251
     6.500    6.999         1,904      557,340,897.65           25.761             197      60,507,520.94           10.163
     7.000    7.499         1,461      376,772,820.81           17.415             111      26,943,043.73            4.525
     7.500    7.999         1,620      390,244,422.67           18.037             769     183,187,213.32           30.769
     8.000    8.499         1,085      229,108,910.79           10.590           1,059     223,134,906.91           37.479
     8.500    8.999            44       10,514,526.74            0.486              43      10,442,526.74            1.754
  >= 9.000                      5          896,784.75            0.041               5         896,784.75            0.151
              Total         8,131    2,163,536,402.05          100.000           2,462     595,362,305.16          100.000

               Interest Rate Stratification (continued)

                              Group II-1                                                      Group II-2

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.999             0                0.00            0.000                0               0.00            0.000
     5.000    5.499             0                0.00            0.000                1         331,992.10            0.128
     5.500    5.999            18        4,378,545.13            1.659               25       5,514,531.07            2.129
     6.000    6.499            99       24,163,867.00            9.153              122      27,990,113.33           10.807
     6.500    6.999           349       71,416,355.24           27.052              352      80,918,774.03           31.243
     7.000    7.499           492       90,991,954.73           34.467              410      90,184,297.60           34.820
     7.500    7.999           416       73,047,506.31           27.670              234      51,380,746.91           19.838
     8.000    8.499             0                0.00            0.000               17       2,678,225.88            1.034
     8.500    8.999             0                0.00            0.000                0               0.00            0.000
  >= 9.000                      0                0.00            0.000                0               0.00            0.000
              Total         1,374      263,998,228.41          100.000            1,161     258,998,680.92          100.000

               Interest Rate Stratification (continued)

                              Group II-3                                                      Group II-4

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.999             1          584,990.02            0.265                0               0.00            0.000
     5.000    5.499             1          472,499.70            0.214                0               0.00            0.000
     5.500    5.999            22       12,205,227.01            5.523               15       8,224,743.98           21.668
     6.000    6.499            38       24,446,345.39           11.063               35      14,122,675.20           37.207
     6.500    6.999           123       75,277,055.74           34.065               28      11,772,837.19           31.016
     7.000    7.499           119       72,599,224.03           32.853               10       3,663,241.21            9.651
     7.500    7.999            53       35,394,364.97           16.017                2         173,853.44            0.458
     8.000    8.499             0                0.00            0.000                0               0.00            0.000
     8.500    8.999             0                0.00            0.000                0               0.00            0.000
  >= 9.000                      0                0.00            0.000                0               0.00            0.000
              Total           357      220,979,706.86          100.000               90      37,957,351.02          100.000

               Interest Rate Stratification (continued)

                              Group III-1                                                    Group III-2

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.499            13        3,507,031.67            1.624                0               0.00            0.000
     4.500    4.999            11        2,838,687.91            1.315                0               0.00            0.000
     5.000    5.499            59       12,897,002.95            5.973                3         828,032.78            1.057
     5.500    5.999           228       55,218,173.30           25.573               16       8,452,534.11           10.792
     6.000    6.499           242       56,782,230.09           26.297               24      13,126,335.53           16.760
     6.500    6.999           212       47,982,575.70           22.222               44      22,818,166.26           29.135
     7.000    7.499           123       26,345,907.26           12.201               41      19,661,550.50           25.105
     7.500    7.999            49        9,542,507.71            4.419               19      13,360,004.79           17.059
     8.000    8.499             3          809,950.00            0.375                0               0.00            0.000
     8.500    8.999             0                0.00            0.000                1          72,000.00            0.092
  >= 9.000                      0                0.00            0.000                0               0.00            0.000
              Total           940      215,924,066.59          100.000              148      78,318,623.97          100.000

               Interest Rate Stratification (continued)

                              Group III-3                                                    Group III-4

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.999             0                0.00            0.000                0               0.00            0.000
     5.000    5.499             3          616,011.04            0.850                0               0.00            0.000
     5.500    5.999            44       10,921,787.18           15.077                6       4,395,255.61            4.116
     6.000    6.499           120       30,953,380.53           42.729               29      19,463,785.79           18.226
     6.500    6.999            68       18,499,908.21           25.538               79      53,713,366.43           50.298
     7.000    7.499            36        8,321,868.53           11.488               26      15,924,534.84           14.912
     7.500    7.999            15        3,128,436.11            4.319               17      11,650,857.66           10.910
     8.000    8.499             0                0.00            0.000                3       1,643,500.00            1.539
     8.500    8.999             0                0.00            0.000                0               0.00            0.000
  >= 9.000                      0                0.00            0.000                0               0.00            0.000
              Total           286       72,441,391.60          100.000              160     106,791,300.33          100.000

               Interest Rate Stratification (continued)

                              Group III-5                                                    Group III-6

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.500             0                0.00            0.000                0               0.00            0.000
     3.500    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.499             0                0.00            0.000                0               0.00            0.000
     4.500    4.999             0                0.00            0.000                0               0.00            0.000
     5.000    5.499             6        1,554,099.86            1.100                4         926,838.80            0.540
     5.500    5.999            42       18,599,605.57           13.170               62      14,081,329.94            8.209
     6.000    6.499           174       68,340,704.31           48.390              271      62,469,372.97           36.418
     6.500    6.999           123       40,379,342.67           28.591              329      74,054,995.24           43.172
     7.000    7.499            31        9,791,028.64            6.933               62      12,346,169.74            7.197
     7.500    7.999            12        2,084,024.79            1.476               34       7,294,906.66            4.253
     8.000    8.499             1          480,028.00            0.340                2         362,300.00            0.211
     8.500    8.999             0                0.00            0.000                0               0.00            0.000
  >= 9.000                      0                0.00            0.000                0               0.00            0.000
              Total           389      141,228,833.84          100.000              764     171,535,913.35          100.000

                                                 SUPPLEMENTAL REPORTING

Servicers
*Servicer Payees include: CHASE HOME FINANCE LLC; CHEVY CHASE FSB; COUNTRYWIDE HOME LOANS SERVICING LP; EMC MORTGAGE
CORPORATION; EVERHOME MORTGAGE COMPANY; FIRST HORIZON HOME LOANS, A DIVISION OF FTBNA; GMAC MORTGAGE CORPORATION;
GREENPOINT MORTGAGE FUNDING, INC.; HARBOURSIDE MORTGAGE; HSBC MORTGAGE CORPORATION (USA); MID AMERICA BANK, FSB;
MORGAN STANLEY CREDIT CORPORATION; PHH MORTGAGE CORPORATION; WELLS FARGO BANK, N.A.

Cut-off Date
April 1, 2006

Determination Date
With respect to each Mortgage Loan, the Determination Date as defined in the Servicing Agreement.

Distribution Date
The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

Interest Accrual Period
With respect to each Distribution Date, for each Class of Group II Certificates (other than the Class II-B-1 Certificates and the Class II-B-2 Certificates) and Group III Certificates, the calendar month preceding the month in which such Distribution Date occurs.  The Interest Accrual Period for the Group I Certificates, the Class I-B-3, Class
II-B-1 and Class II-B-2 Certificates will be the period from and including the preceding distribution date (or from the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current
Distribution Date.

LIBOR Business Day
Any day other than a Saturday or a Sunday or a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

LIBOR Determination Date
With respect to each Class of Offered Certificates and for the first Interest Accrual Period, April 26, 2006.
 With respect to each Class of Offered Certificates and any Interest Accrual Period thereafter, the second LIBOR
Business Day preceding the commencement of such Interest Accrual Period.

One-Month LIBOR
With respect to any Interest Accrual Period, the rate determined by the Securities Administrator on the related
LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate
Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall the rate determined by the Securities
Administrator two Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator),
One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period.

Overcollateralization Target Amount
With respect to any Distribution Date (a) prior to the Stepdown Date, 1.40% of the aggregate Stated Principal
Balance of the Group I Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date and if a Trigger
Event is not in effect, the greater of (i) the lesser of (1) 1.40% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and (2) 2.80% of the then current aggregate Stated Principal
Balance of the Group I Mortgage Loans as of such Distribution Date and (ii) $4,606,188 and (c) on or after the
Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Record Date
For each Class of Group I Certificates, the Business Day preceding the applicable Distribution Date so long as such Class of Certificates remains in book-entry form; and otherwise, the close of business on the last Business
Day of the month immediately preceding the month of such Distribution Date.  For each Class of Group II Certificates and Group III Certificates, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

Cap Contract
With respect to any of the Class I-A-1, Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 or Class
I-B-3 Certificates, the respective cap contracts, dated as of April 28, 2006, between the Trustee, on behalf of the Trust for the benefit of the Class I-A-1, Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2
or Class I-B-3 Certificateholders, as the case may be, and the Counterparty, together with any scheduling, confirmations or other agreements related thereto, attached hereto as Exhibit N, and the two interest rate cap contracts that the Trustee, on behalf of the Trust, entered into with respect to the Class II-B-1 Certificates and Class II-B-2
Certificates, respectively, with the Counterparty for the benefit of the Class II-B-1 and Class II-B-2 Certificateholders.

Business Day
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Master Servicer, Custodian, any Servicer or the Securities Administrator are authorized or obligated by law or executive order to be closed.

Closing Date
April 28, 2006

Distribution Account Deposit Date
The Business Day prior to each Distribution Date

Servicer Remittance Date
With respect to each Mortgage Loan and the applicable Servicer, the date set forth in the related Servicing Agreement.

Accrued Certificate Interest
For any Group II Certificate or Group III Certificate for any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass Through Rate on the Certificate Principal Balance or Notional
Amount, as applicable, of such Group II Certificate immediately prior to such Distribution Date, on the basis of a 360 day year consisting of twelve 30-day months, less (i) in the case of a Group II Senior Certificate or
Group III Senior Certificate, such Certificate's share of any Net Interest Shortfall from the related Mortgage
Loans and, after the Cross-Over Date, the interest portion of any Realized Losses on the related Mortgage Loans, in each case allocated thereto in accordance with Section 6.04, (ii) in the case of a Group II Subordinate Certificate or Group III Subordinate Certificate, such Certificate's share of any Net Interest Shortfall from the related
Mortgage Loans and the interest portion of any Realized Losses on the related Mortgage Loans, in each case allocated thereto in accordance with Section 6.04 and (iii) in the case of the Class II-X-B1 Certificates and the Class
II-X-B2 Certificates, the amount of any Carry Forward Shortfall Amount for the Class II-B-1 Certificates and the
Class II-B-2 Certificates, respectively, in each case allocated thereto in accordance with Section 6.02(i)(a)(J).

Exhibit 5                      Prospectus Supplement and Prospectus

The Prospectus dated March 28, 2006, Prospectus Supplement dated April 27, 2006, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3, Class II-3A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-132232-03.  These documents are available at the following links:
http://sec.gov/Archives/edgar/data/1358934/000106823806000415/bsalta2006-3base_424b5.htm

Annex VI

Annex VI

$84,525,921

Bear Stearns ALT-A Trust 2007-2, Class II-A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ALT-A Trust 2007-2, Class II-A-1 Certificates. The supplementary disclosure of the Bear Stearns ALT-A Trust 2007-2, Class II-A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated March 29, 2007 and prospectus dated March 20, 2007 attached together as Exhibit 5 (the “BSALTA 2007-2 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSALTA 2007-2 Prospectus you should rely upon the information provided in this annex.

Capitalized terms used in this Annex VI and not otherwise defined shall have the meanings assigned to them in the BSALTA 2007-2 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	24	$1,847,579	0.61%
100,001 - 200,000	198	32,069,551	10.62
200,001 - 300,000	274	67,081,036	22.21
300,001 - 350,000	67	21,553,962	7.14
350,001 - 400,000	70	26,139,805	8.66
400,001 - 450,000	59	25,190,573	8.34
450,001 - 500,000	51	24,222,639	8.02
500,001 - 550,000	52	27,267,140	9.03
550,001 - 600,000	27	15,467,132	5.12
600,001 - 650,000	23	14,186,468	4.70
650,001 - 700,000	7	4,737,313	1.57
700,001 - 800,000	7	5,142,500	1.7
800,001 - 900,000	8	6,586,177	2.18
900,001 - 1,000,000	15	14,664,844	4.86
1,100,001 - 1,200,000	2	2,258,916	0.75
1,300,001 - 1,400,000	2	2,657,030	0.88
1,400,001 - 1,500,000	2	2,975,000	0.99
1,500,001 +	4	7,929,000	2.63
Total :	892	$301,976,666	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	25	$1,893,579	0.63%
100,001 - 200,000	199	32,260,312	10.68
200,001 - 300,000	272	66,844,275	22.14
300,001 - 350,000	67	21,553,962	7.14
350,001 - 400,000	70	26,139,805	8.66
400,001 - 450,000	61	26,017,859	8.62
450,001 - 500,000	51	24,317,672	8.05
500,001 - 550,000	52	27,267,140	9.03
550,001 - 600,000	27	15,561,430	5.15
600,001 - 650,000	22	13,796,802	4.57
650,001 - 700,000	8	5,427,313	1.80
700,001 - 800,000	6	4,452,500	1.47
800,001 - 900,000	7	5,959,226	1.97
900,001 - 1,000,000	15	14,664,844	4.86
1,100,001 - 1,200,000	2	2,258,916	0.75
1,300,001 - 1,400,000	2	2,657,030	0.88
1,400,001 - 1,500,000	2	2,975,000	0.99
1,500,001 +	4	7,929,000	2.63
Total :	892	$301,976,666	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
5.000 - 5.249	2	$1,005,115	0.33%
5.250 - 5.499	3	1,200,865	0.40
5.500 - 5.749	20	7,289,596	2.41
5.750 - 5.999	52	19,924,342	6.60
6.000 - 6.249	58	20,034,143	6.63
6.250 - 6.499	137	50,391,390	16.69
6.500 - 6.749	218	70,687,097	23.41
6.750 - 6.999	313	107,442,544	35.58
7.000 - 7.249	16	4,484,117	1.48
7.250 - 7.499	21	6,311,440	2.09
7.500 - 7.749	19	5,336,138	1.77
7.750 - 7.999	19	4,610,646	1.53
8.000 - 8.249	9	2,256,220	0.75
8.250 - 8.499	2	532,650	0.18
8.500 - 8.749	2	143,890	0.05
9.000 - 9.249	1	326,473	0.11
Total :	892	$301,976,666	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	7	$907,059	0.30%
30.01 - 40.00	7	2,332,601	0.77
40.01 - 50.00	13	7,263,805	2.41
50.01 - 55.00	5	3,376,945	1.12
55.01 - 60.00	19	8,478,719	2.81
60.01 - 65.00	46	21,834,182	7.23
65.01 - 70.00	24	8,076,566	2.67
70.01 - 75.00	45	20,484,818	6.78
75.01 - 80.00	600	195,011,233	64.58
80.01 - 85.00	9	3,140,631	1.04
85.01 - 90.00	31	8,336,423	2.76
90.01 - 95.00	19	5,377,088	1.78
95.01 - 100.00	67	17,356,595	5.75
Total :	892	$301,976,666	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AL	2	$1,186,314	0.39%
AR	2	639,387	0.21
AZ	134	37,061,658	12.27
CA	238	103,092,144	34.14
CO	17	4,437,573	1.47
CT	8	4,995,188	1.65
DC	6	3,758,180	1.24
DE	1	370,251	0.12
FL	80	24,693,219	8.18
GA	18	4,673,898	1.55
IA	1	263,000	0.09
ID	1	200,000	0.07
IL	61	15,024,250	4.98
IN	1	205,037	0.07
KS	1	65,383	0.02
LA	1	278,961	0.09
MA	8	2,779,308	0.92
MD	32	13,019,270	4.31
ME	2	535,750	0.18
MI	7	1,919,396	0.64
MN	5	1,272,297	0.42
MO	4	951,055	0.31
MT	1	1,840,000	0.61
NC	13	2,257,974	0.75
NH	1	235,611	0.08
NJ	15	5,195,488	1.72
NM	4	906,436	0.30
NV	51	16,328,882	5.41
NY	18	7,586,093	2.51
OH	3	1,005,136	0.33
OK	1	62,700	0.02
OR	12	2,928,929	0.97
PA	3	655,712	0.22
SC	10	2,369,904	0.78
TN	3	502,305	0.17
TX	17	3,826,900	1.27
UT	13	2,177,871	0.72
VA	48	18,613,991	6.16
VT	3	713,963	0.24
WA	41	12,740,403	4.22
WI	5	606,847	0.20
Total :	892	$301,976,666	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N/A	5	$2,264,429	0.75%
600 - 619	1	440,000	0.15
620 - 639	40	11,898,537	3.94
640 - 659	53	17,493,997	5.79
660 - 679	121	36,054,993	11.94
680 - 699	203	72,375,836	23.97
700 - 719	148	48,227,952	15.97
720 - 739	119	43,842,190	14.52
740 - 759	87	28,660,529	9.49
760 - 779	54	19,634,161	6.50
780 - 799	47	15,802,239	5.23
800 - 819	14	5,281,804	1.75
Total :	892	$301,976,666	100.00%

Property Type of the Mortgage Loans in Loan Group II

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	115	$30,063,142	9.96%
Coop	3	776,701	0.26
PUD	258	91,603,856	30.33
Single Family	466	165,850,649	54.92
Townhouse	22	5,644,907	1.87
2 Family	22	6,356,951	2.11
3 Family	3	781,249	0.26
4 Family	3	899,211	0.3
Total :	892	$301,976,666	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	68	$15,059,815	4.99%
Owner Occupied	771	271,862,292	90.03
Second Home	53	15,054,559	4.99
Total :	892	$301,976,666	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	186	$71,495,700	23.68%
Purchase	596	190,851,940	63.2
Rate-Term Refinance	110	39,629,026	13.12
Total :	892	$301,976,666	100.00%

Documentation Type of the Mortgage Loans in Loan Group II

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	216	$69,131,310	22.89%
Limited	624	217,037,492	71.87
No	52	15,807,864	5.23
Total :	892	$301,976,666	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Original Terms to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
360	881	$299,771,711	99.27%
480	11	2,204,955	0.73
Total :	892	$301,976,666	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
300 - 359	881	$299,771,711	99.27%
361 +	11	2,204,955	0.73
Total :	892	$301,976,666	100.00%

Index of the Mortgage Loans in Loan Group II

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6 Mth Libor	632	$213,695,074	70.77%
1 Yr Libor	260	88,281,592	29.23
Total :	892	$301,976,666	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
46 - 48	2	$730,626	0.24%
49 - 51	84	26,538,487	8.79
52 - 54	782	268,416,263	88.89
55 - 57	24	6,291,289	2.08
Total :	892	$301,976,666	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
9.751 - 10.000	1	$524,537	0.17%
10.001 - 10.250	2	932,528	0.31
10.251 - 10.500	7	2,729,075	0.90
10.501 - 10.750	22	7,814,458	2.59
10.751 - 11.000	49	20,042,839	6.64
11.001 - 11.250	63	26,302,514	8.71
11.251 - 11.500	133	45,031,484	14.91
11.501 - 11.750	212	72,913,731	24.15
11.751 - 12.000	146	52,747,555	17.47
12.001 - 12.250	46	13,068,637	4.33
12.251 - 12.500	73	21,448,175	7.10
12.501 - 12.750	72	20,901,599	6.92
12.751 - 13.000	50	13,911,979	4.61
13.001 - 13.250	5	1,387,350	0.46
13.251 - 13.500	4	754,817	0.25
13.501 - 13.750	4	719,018	0.24
13.751 - 14.000	3	746,371	0.25
Total :	892	$301,976,666	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1.000	437	$156,932,865	51.97%
2.000	454	144,883,809	47.98
5.000	1	159,992	0.05
Total :	892	$301,976,666	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
3.000	1	$268,000	0.09%
4.750	1	238,000	0.08
5.000	692	243,984,887	80.8
6.000	198	57,485,779	19.04
Total :	892	$301,976,666	100.00%

Gross Margin of the Mortgage Loans in Loan Group II

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.001 - 2.500	812	$281,238,316	93.13%
2.501 - 3.000	75	19,419,950	6.43
3.501 - 4.000	5	1,318,400	0.44
Total :	892	$301,976,666	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	136	$36,874,020	12.21%
0 Months	136	36,874,020	12.21
Y	756	265,102,646	87.79
60 Months	217	76,454,143	25.32
120 Months	539	188,648,503	62.47
Total :	892	$301,976,666	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	615	$209,781,711	69.47%
0 Months	615	209,781,711	69.47
Y	277	92,194,954	30.53
12 Months	22	8,806,823	2.92
24 Months	10	2,571,689	0.85
36 Months	202	66,537,359	22.03
6 Months	42	14,080,009	4.66
60 Months	1	199,074	0.07
Total :	892	$301,976,666	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	632	$213,695,074	70.77%
12	260	88,281,592	29.23
Total :	892	$301,976,666	100.00%

Loan Type of the Mortgage Loans in Loan Group II

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
5/25	892	$301,976,666	100.00%
Total :	892	$301,976,666	100.00%
Lien Priority of the Mortgage Loans in Loan Group II

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	892	$301,976,666	100.00%
Total :	892	$301,976,666	100.00%

Balloon Mortgage Loans in Loan Group II

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	881	$299,771,711	99.27%
Yes	11	2,204,955	0.73
Total :	892	$301,976,666	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	874	$294,351,181	97.47%
1 x 30 Days	9	3,276,035	1.08
1 x 60 Days	3	1,467,950	0.49
1 x 90 Days	2	1,000,000	0.33
2 x 60 Days	1	637,500	0.21
2 x 90 Days	3	1,244,000	0.41
Total :	892	$301,976,666	100.00%

Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

The Servicers

EMC

EMC will act as the Servicer of the mortgage loans pursuant to the Pooling and Servicing Agreement, referred to herein as the Agreement, dated as of the Cut-off Date, among the Depositor, EMC, in its capacity as Sponsor and Servicer and the Trustee.  Among other things, the Agreement will require that the Servicer accurately and fully report its borrower credit files to credit repositories in a timely manner.

The information set forth in the following paragraphs with respect to the Servicer has been provided by the Servicer. None of the Depositor, the Underwriter, the Trustee or any of their respective affiliates (other than the Servicer) have made or will make any representation as to the accuracy or completeness of such information.

For a further description of EMC, please see "The Sponsor" in this Annex.  EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section of the prospectus supplement.

The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans.  EMC's servicing portfolio consists primarily of two categories:

•           "performing loans," or performing investment quality loans serviced for EMC's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and

•           "non-performing loans," or non-investment grade, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

EMC has been servicing residential mortgage loans since 1990.  As of June 30, 2007, EMC was acting as servicer for approximately 312 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $80.6 billion. From year end 2004 to June 30, 2007 the loan count of EMC’s servicing portfolio grew by approximately 102.3% and the unpaid principal balance of EMC’s servicing portfolio grew by approximately 190.3%.

Due to an industry wide increase in the number of delinquencies and foreclosures, EMC recently initiated an expanded loss mitigation program to assist borrowers in avoiding foreclosure and benefit investors by reducing the loss typically associated with foreclosure. As part of the program, this team is implementing various strategies to contact and assist borrowers that are in default or are having difficulties making their mortgage payments.  EMC is engaging in one-on-one meetings with borrowers, working with local community groups and holding educational workshops in an effort to reach out to these homeowners.  Various financial restructuring alternatives are being offered, including different types of loan modifications.  There have been no other appreciable changes to EMC’s servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

The following table describes size, composition and growth of EMC’s total residential mortgage loan servicing portfolio as of the dates indicated.

	As of December 31, 2004				As of December 31, 2005
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alt-A Arm	19,498	$4,427,820,708	7.96%	15.94%	57,510	$13,625,934,322	12.69%	23.00%
Alt-A Fixed	25,539	4,578,725,473	10.43	16.48	17,680	3,569,563,859	3.90	6.03
PrimeArm	8,311	1,045,610,015	3.39	3.76	7,428	1,010,068,679	1.64	1.71
PrimeFixed	14,560	1,573,271,574	5.95	5.66	15,975	2,140,487,566	3.52	3.61
Seconds	39,486	1,381,961,155	16.13	4.98	155,510	7,164,515,426	34.31	12.10
Subprime	114,436	13,706,363,250	46.74	49.34	142,890	20,373,550,691	31.53	34.40
Other	23,010	1,063,682,459	9.40	3.83	56,216	11,347,144,056	12.40	19.16
Total	244,840	$27,777,434,635	100.00%	100.00%	453,209	$59,231,264,599	100.00%	100.00%

	As of December 31, 2006				As of June 30, 2007
Loan Type	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount	No. of Loans	Dollar Amount	Percent by No. of Loans	Percent by Dollar Amount
Alta-A Arm	52,563	$13,691,917,206	10.87%	19.03%	52,729	$13,832,608,749	10.65%	17.15%
Alt-A Fixed	24,841	5,066,670,855	5.14	7.04	31,561	6,871,224,020	6.37	8.52
Prime Arm	6,374	879,656,182	1.32	1.22	6,260	929,778,835	1.26	1.15
Prime Fixed	14,872	2,152,608,940	3.08	2.99	15,078	2,409,083,088	3.04	2.99
Seconds	169,022	8,428,612,513	34.97	11.71	168,229	8,554,440,442	33.97	10.61
Subprime	132,808	20,106,000,306	27.47	27.94	137,526	22,509,787,024	27.77	27.91
Other	82,918	21,636,703,709	17.15	30.07	83,874	25,542,370,332	16.94	31.67
Total	483,398	$71,962,169,710	100.00%	100.00%	495,257	$80,649,292,489	100.00%	100.00%

Exhibit 3                      Sponsor, Depositor and Securities Administrator Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Exhibit 4                      Monthly Statements to Certificateholders

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates

Distribution Date:       8/27/2007

Bear Stearns ALT-A Trust
Mortgage Pass-Through Certificates
Series 2007-2

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

         Class                     CUSIP           Record         Certificate            Beginning             Interest
                                                     Date        Pass-Through          Certificate         Distribution
                                                                         Rate              Balance

         I-A-1                 073870AA5       08/24/2007            5.49000%       330,279,202.60         1,662,130.09
         I-A-2                 073870AB3       08/24/2007            5.54000%        41,207,233.10           209,264.07
         I-M-1                 073870AC1       08/24/2007            5.72000%        16,104,000.00            84,438.64
         I-M-2                 073870BA4       08/24/2007            6.02000%         9,753,000.00            53,820.31
         I-B-1                 073870AD9       08/24/2007            6.82000%         4,083,000.00            25,525.56
         I-B-2                 073870AE7       08/24/2007            7.47000%         2,268,000.00            15,530.13
         I-B-3                 073870AF4       08/24/2007            7.47000%         2,268,000.00            15,530.13
         I-B-4                 073870AS6       08/24/2007            7.47000%         3,175,000.00            21,740.81
          I-XP                 073870AT4       07/31/2007            0.00000%                 0.00                 0.00
          B-IO                 073870AU1       07/31/2007            0.00000%         7,031,333.53           456,365.43
         II-A-1                073870AG2       07/31/2007            5.61058%       228,687,556.68         1,069,225.72
         II-A-2                073870AH0       07/31/2007            5.61058%        30,492,052.70           142,565.20
         II-A-3                073870AJ6       07/31/2007            5.76058%        22,868,566.43           109,780.26
         II-X-1                073870AK3       07/31/2007            0.55200%                 0.00           105,196.28
         II-X-2                073870AL1       07/31/2007            0.55200%                 0.00            14,026.34
         II-X-3                073870AM9       07/31/2007            0.40200%                 0.00             7,660.97
         II-B-1                073870AN7       07/31/2007            5.71058%         8,696,218.17            41,383.74
         II-B-2                073870AQ0       07/31/2007            6.16259%         5,475,618.75            28,119.97
         II-B-3                073870AR8       07/31/2007            6.16259%         3,543,459.01            18,197.39
         II-B-4                073870AV9       07/31/2007            6.16259%         2,737,809.38            14,059.98
         II-B-5                073870AW7       07/31/2007            6.16259%         2,094,089.32            10,754.17
         II-B-6                073870AX5       07/31/2007            6.16259%         1,611,889.02             8,277.84
        II-BX-1                073870AP2       07/31/2007            0.45200%                 0.00             3,275.58
         II-XP                 073870BB2       07/31/2007            0.00000%                 0.00             6,325.00
          R-X                  073870AZ0       07/31/2007            0.00000%                 0.00                 0.00
           R                   073870AY3       07/31/2007            0.00000%                 0.00                 0.00

Totals                                                                              722,376,028.69         4,123,193.61

                                   Certificateholder Distribution Summary (continued)

         Class                   Principal           Current               Ending                Total        Cumulative
                              Distribution          Realized          Certificate         Distribution          Realized
                                                        Loss              Balance                                 Losses

         I-A-1                7,402,797.38              0.00       322,876,405.22         9,064,927.47              0.00
         I-A-2                  923,608.86              0.00        40,283,624.24         1,132,872.93              0.00
         I-M-1                        0.00              0.00        16,104,000.00            84,438.64              0.00
         I-M-2                        0.00              0.00         9,753,000.00            53,820.31              0.00
         I-B-1                        0.00              0.00         4,083,000.00            25,525.56              0.00
         I-B-2                        0.00              0.00         2,268,000.00            15,530.13              0.00
         I-B-3                        0.00              0.00         2,268,000.00            15,530.13              0.00
         I-B-4                        0.00              0.00         3,175,000.00            21,740.81              0.00
          I-XP                        0.00              0.00                 0.00                 0.00              0.00
          B-IO                        0.00              0.00         7,031,333.53           456,365.43              0.00
         II-A-1               3,428,006.51              0.00       225,259,550.16         4,497,232.23              0.00
         II-A-2                 457,073.21              0.00        30,034,979.49           599,638.41              0.00
         II-A-3                 342,797.81              0.00        22,525,768.61           452,578.07              0.00
         II-X-1                       0.00              0.00                 0.00           105,196.28              0.00
         II-X-2                       0.00              0.00                 0.00            14,026.34              0.00
         II-X-3                       0.00              0.00                 0.00             7,660.97              0.00
         II-B-1                     977.79              0.00         8,695,240.38            42,361.53              0.00
         II-B-2                     615.67              0.00         5,475,003.08            28,735.64              0.00
         II-B-3                     398.42              0.00         3,543,060.59            18,595.81              0.00
         II-B-4                     307.83              0.00         2,737,501.54            14,367.81              0.00
         II-B-5                     235.46              0.00         2,093,853.86            10,989.63              0.00
         II-B-6                     181.24              0.00         1,611,707.78             8,459.08              0.00
        II-BX-1                       0.00              0.00                 0.00             3,275.58              0.00
         II-XP                        0.00              0.00                 0.00             6,325.00              0.00
          R-X                         0.00              0.00                 0.00                 0.00              0.00
           R                          0.00              0.00                 0.00                 0.00              0.00

Totals                       12,557,000.18              0.00       709,819,028.48        16,680,193.79              0.00

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

All Record Dates are based upon the governing documents and logic set forth as of closing.

                                             Principal Distribution Statement

         Class                      Original           Beginning            Scheduled        UnScheduled         Accretion
                                        Face         Certificate            Principal          Principal
                                      Amount             Balance         Distribution       Distribution

         I-A-1                363,588,000.00      330,279,202.60                 0.00       7,402,797.38              0.00
         I-A-2                 45,363,000.00       41,207,233.10                 0.00         923,608.86              0.00
         I-M-1                 16,104,000.00       16,104,000.00                 0.00               0.00              0.00
         I-M-2                  9,753,000.00        9,753,000.00                 0.00               0.00              0.00
         I-B-1                  4,083,000.00        4,083,000.00                 0.00               0.00              0.00
         I-B-2                  2,268,000.00        2,268,000.00                 0.00               0.00              0.00
         I-B-3                  2,268,000.00        2,268,000.00                 0.00               0.00              0.00
         I-B-4                  3,175,000.00        3,175,000.00                 0.00               0.00              0.00
          I-XP                          0.00                0.00                 0.00               0.00              0.00
          B-IO                  7,032,421.14        7,031,333.53                 0.00               0.00              0.00
         II-A-1               241,692,000.00      228,687,556.68            25,713.24       3,402,293.27              0.00
         II-A-2                32,226,000.00       30,492,052.70             3,428.47         453,644.73              0.00
         II-A-3                24,169,000.00       22,868,566.43             2,571.30         340,226.51              0.00
         II-X-1                         0.00                0.00                 0.00               0.00              0.00
         II-X-2                         0.00                0.00                 0.00               0.00              0.00
         II-X-3                         0.00                0.00                 0.00               0.00              0.00
         II-B-1                 8,700,000.00        8,696,218.17               977.79               0.00              0.00
         II-B-2                 5,478,000.00        5,475,618.75               615.67               0.00              0.00
         II-B-3                 3,545,000.00        3,543,459.01               398.42               0.00              0.00
         II-B-4                 2,739,000.00        2,737,809.38               307.83               0.00              0.00
         II-B-5                 2,095,000.00        2,094,089.32               235.46               0.00              0.00
         II-B-6                 1,612,590.00        1,611,889.02               181.24               0.00              0.00
        II-BX-1                         0.00                0.00                 0.00               0.00              0.00
         II-XP                          0.00                0.00                 0.00               0.00              0.00
          R-X                           0.00                0.00                 0.00               0.00              0.00
           R                            0.00                0.00                 0.00               0.00              0.00

Totals                        775,891,011.14      722,376,028.69            34,429.42      12,522,570.75              0.00

                                          Principal Distribution Statement (continued)

         Class                    Realized             Total               Ending                    Ending                Total
                                      Loss         Principal          Certificate               Certificate            Principal
                                                   Reduction              Balance                Percentage         Distribution

         I-A-1                        0.00      7,402,797.38       322,876,405.22                0.88802822         7,402,797.38
         I-A-2                        0.00        923,608.86        40,283,624.24                0.88802822           923,608.86
         I-M-1                        0.00              0.00        16,104,000.00                1.00000000                 0.00
         I-M-2                        0.00              0.00         9,753,000.00                1.00000000                 0.00
         I-B-1                        0.00              0.00         4,083,000.00                1.00000000                 0.00
         I-B-2                        0.00              0.00         2,268,000.00                1.00000000                 0.00
         I-B-3                        0.00              0.00         2,268,000.00                1.00000000                 0.00
         I-B-4                        0.00              0.00         3,175,000.00                1.00000000                 0.00
          I-XP                        0.00              0.00                 0.00                0.00000000                 0.00
          B-IO                        0.00              0.00         7,031,333.53                0.99984534                 0.00
         II-A-1                       0.00      3,428,006.51       225,259,550.16                0.93201078         3,428,006.51
         II-A-2                       0.00        457,073.21        30,034,979.49                0.93201078           457,073.21
         II-A-3                       0.00        342,797.81        22,525,768.61                0.93201078           342,797.81
         II-X-1                       0.00              0.00                 0.00                0.00000000                 0.00
         II-X-2                       0.00              0.00                 0.00                0.00000000                 0.00
         II-X-3                       0.00              0.00                 0.00                0.00000000                 0.00
         II-B-1                       0.00            977.79         8,695,240.38                0.99945292               977.79
         II-B-2                       0.00            615.67         5,475,003.08                0.99945292               615.67
         II-B-3                       0.00            398.42         3,543,060.59                0.99945292               398.42
         II-B-4                       0.00            307.83         2,737,501.54                0.99945292               307.83
         II-B-5                       0.00            235.46         2,093,853.86                0.99945292               235.46
         II-B-6                       0.00            181.24         1,611,707.78                0.99945292               181.24
        II-BX-1                       0.00              0.00                 0.00                0.00000000                 0.00
         II-XP                        0.00              0.00                 0.00                0.00000000                 0.00
          R-X                         0.00              0.00                 0.00                0.00000000                 0.00
           R                          0.00              0.00                 0.00                0.00000000                 0.00

Totals                                0.00     12,557,000.18       709,819,028.48                0.91484373        12,557,000.18

                                            Principal Distribution Factors Statement

         Class                    Original             Beginning              Scheduled           UnScheduled          Accretion
                                      Face           Certificate              Principal             Principal
                                    Amount               Balance           Distribution          Distribution

         I-A-1              363,588,000.00          908.38862284             0.00000000           20.36040073         0.00000000
         I-A-2               45,363,000.00          908.38862289             0.00000000           20.36040077         0.00000000
         I-M-1               16,104,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-M-2                9,753,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-1                4,083,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-2                2,268,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-3                2,268,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
         I-B-4                3,175,000.00         1000.00000000             0.00000000            0.00000000         0.00000000
          I-XP                        0.00            0.00000000             0.00000000            0.00000000         0.00000000
          B-IO                7,032,421.14          999.84534345             0.00000000            0.00000000         0.00000000
         II-A-1             241,692,000.00          946.19415074             0.10638846           14.07697925         0.00000000
         II-A-2              32,226,000.00          946.19415069             0.10638832           14.07697915         0.00000000
         II-A-3              24,169,000.00          946.19415077             0.10638835           14.07697919         0.00000000
         II-X-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-X-2                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-X-3                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-B-1               8,700,000.00          999.56530690             0.11238966            0.00000000         0.00000000
         II-B-2               5,478,000.00          999.56530668             0.11238956            0.00000000         0.00000000
         II-B-3               3,545,000.00          999.56530606             0.11238928            0.00000000         0.00000000
         II-B-4               2,739,000.00          999.56530851             0.11238773            0.00000000         0.00000000
         II-B-5               2,095,000.00          999.56530788             0.11239141            0.00000000         0.00000000
         II-B-6               1,612,590.00          999.56530798             0.11239063            0.00000000         0.00000000
        II-BX-1                       0.00            0.00000000             0.00000000            0.00000000         0.00000000
         II-XP                        0.00            0.00000000             0.00000000            0.00000000         0.00000000
          R-X                         0.00            0.00000000             0.00000000            0.00000000         0.00000000
           R                          0.00            0.00000000             0.00000000            0.00000000         0.00000000

                                      Principal Distribution Factors Statement (continued)

         Class                  Realized                 Total                 Ending               Ending                 Total
                                    Loss             Principal            Certificate          Certificate             Principal
                                                     Reduction                Balance           Percentage          Distribution

         I-A-1                0.00000000           20.36040073           888.02822211           0.88802822           20.36040073
         I-A-2                0.00000000           20.36040077           888.02822212           0.88802822           20.36040077
         I-M-1                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-M-2                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-1                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-2                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-3                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
         I-B-4                0.00000000            0.00000000          1000.00000000           1.00000000            0.00000000
          I-XP                0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
          B-IO                0.00000000            0.00000000           999.84534345           0.99984534            0.00000000
         II-A-1               0.00000000           14.18336772           932.01078298           0.93201078           14.18336772
         II-A-2               0.00000000           14.18336778           932.01078291           0.93201078           14.18336778
         II-A-3               0.00000000           14.18336754           932.01078282           0.93201078           14.18336754
         II-X-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-X-2               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-X-3               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-B-1               0.00000000            0.11238966           999.45291724           0.99945292            0.11238966
         II-B-2               0.00000000            0.11238956           999.45291712           0.99945292            0.11238956
         II-B-3               0.00000000            0.11238928           999.45291678           0.99945292            0.11238928
         II-B-4               0.00000000            0.11238773           999.45291712           0.99945292            0.11238773
         II-B-5               0.00000000            0.11239141           999.45291647           0.99945292            0.11239141
         II-B-6               0.00000000            0.11239063           999.45291736           0.99945292            0.11239063
        II-BX-1               0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
         II-XP                0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
          R-X                 0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
           R                  0.00000000            0.00000000             0.00000000           0.00000000            0.00000000

NOTE: All classes per $1,000 denomination.

                                                 Interest Distribution Statement

         Class                Accrual         Accrual        Current         Beginning             Current            Payment of
                               Dates           Days      Certificate      Certificate/             Accrued        Unpaid Interest
                                                                Rate          Notional            Interest          Shortfall (1)
                                                                               Balance

         I-A-1           07/25/07 - 08/26/07    33          5.49000%    330,279,202.60        1,662,130.09                   0.00
         I-A-2           07/25/07 - 08/26/07    33          5.54000%     41,207,233.10          209,264.07                   0.00
         I-M-1           07/25/07 - 08/26/07    33          5.72000%     16,104,000.00           84,438.64                   0.00
         I-M-2           07/25/07 - 08/26/07    33          6.02000%      9,753,000.00           53,820.31                   0.00
         I-B-1           07/25/07 - 08/26/07    33          6.82000%      4,083,000.00           25,525.56                 572.89
         I-B-2           07/25/07 - 08/26/07    33          7.47000%      2,268,000.00           15,530.13               1,669.57
         I-B-3           07/25/07 - 08/26/07    33          7.47000%      2,268,000.00           15,530.13               1,669.57
         I-B-4           07/25/07 - 08/26/07    33          7.47000%      3,175,000.00           21,740.81               2,337.26
          I-XP                           N/A    N/A         0.00000%              0.00                0.00                   0.00
          B-IO                           N/A    N/A         0.00000%      7,031,333.53                0.00                   0.00
         II-A-1          07/01/07 - 07/30/07    30          5.61058%    228,687,556.68        1,069,225.72                   0.00
         II-A-2          07/01/07 - 07/30/07    30          5.61058%     30,492,052.70          142,565.20                   0.00
         II-A-3          07/01/07 - 07/30/07    30          5.76058%     22,868,566.43          109,780.26                   0.00
         II-X-1          07/01/07 - 07/30/07    30          0.55200%    228,687,556.68          105,196.28                   0.00
         II-X-2          07/01/07 - 07/30/07    30          0.55200%     30,492,052.70           14,026.34                   0.00
         II-X-3          07/01/07 - 07/30/07    30          0.40200%     22,868,566.43            7,660.97                   0.00
         II-B-1          07/01/07 - 07/30/07    30          5.71058%      8,696,218.17           41,383.74                   0.00
         II-B-2          07/01/07 - 07/30/07    30          6.16259%      5,475,618.75           28,119.97                   0.00
         II-B-3          07/01/07 - 07/30/07    30          6.16259%      3,543,459.01           18,197.39                   0.00
         II-B-4          07/01/07 - 07/30/07    30          6.16259%      2,737,809.38           14,059.98                   0.00
         II-B-5          07/01/07 - 07/30/07    30          6.16259%      2,094,089.32           10,754.17                   0.00
         II-B-6          07/01/07 - 07/30/07    30          6.16259%      1,611,889.02            8,277.84                   0.00
        II-BX-1          07/01/07 - 07/30/07    30          0.45200%      8,696,218.17            3,275.58                   0.00
         II-XP                           N/A    N/A         0.00000%              0.00                0.00                   0.00
          R-X                            N/A    N/A         0.00000%              0.00                0.00                   0.00
           R                             N/A    N/A         0.00000%              0.00                0.00                   0.00

Totals                                                                                        3,660,503.18               6,249.29

                                          Interest Distribution Statement (continued)

         Class                     Current       Non-Supported              Total           Remaining                   Ending
                                  Interest            Interest           Interest     Unpaid Interest             Certificate/
                              Shortfall(1)           Shortfall       Distribution        Shortfall(1)                 Notional
                                                                                                                       Balance

         I-A-1                        0.00                0.00       1,662,130.09                0.00           322,876,405.22
         I-A-2                        0.00                0.00         209,264.07                0.00            40,283,624.24
         I-M-1                        0.00                0.00          84,438.64                0.00            16,104,000.00
         I-M-2                        0.00                0.00          53,820.31                0.00             9,753,000.00
         I-B-1                      572.89                0.00          25,525.56                0.00             4,083,000.00
         I-B-2                    1,669.57                0.00          15,530.13                0.00             2,268,000.00
         I-B-3                    1,669.57                0.00          15,530.13                0.00             2,268,000.00
         I-B-4                    2,337.26                0.00          21,740.81                0.00             3,175,000.00
          I-XP                        0.00                0.00               0.00                0.00                     0.00
          B-IO                        0.00                0.00         456,365.43                0.00             7,031,333.53
         II-A-1                       0.00                0.00       1,069,225.72                0.00           225,259,550.16
         II-A-2                       0.00                0.00         142,565.20                0.00            30,034,979.49
         II-A-3                       0.00                0.00         109,780.26                0.00            22,525,768.61
         II-X-1                       0.00                0.00         105,196.28                0.00           225,259,550.16
         II-X-2                       0.00                0.00          14,026.34                0.00            30,034,979.49
         II-X-3                       0.00                0.00           7,660.97                0.00            22,525,768.61
         II-B-1                       0.00                0.00          41,383.74                0.00             8,695,240.38
         II-B-2                       0.00                0.00          28,119.97                0.00             5,475,003.08
         II-B-3                       0.00                0.00          18,197.39                0.00             3,543,060.59
         II-B-4                       0.00                0.00          14,059.98                0.00             2,737,501.54
         II-B-5                       0.00                0.00          10,754.17                0.00             2,093,853.86
         II-B-6                       0.00                0.00           8,277.84                0.00             1,611,707.78
        II-BX-1                       0.00                0.00           3,275.58                0.00             8,695,240.38
         II-XP                        0.00                0.00           6,325.00                0.00                     0.00
          R-X                         0.00                0.00               0.00                0.00                     0.00
           R                          0.00                0.00               0.00                0.00                     0.00

Totals                            6,249.29                0.00       4,123,193.61                0.00

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

                                             Interest Distribution Factors Statement

         Class                      Original        Current               Beginning                Current           Payment of
                                        Face    Certificate             Certificate/               Accrued       Unpaid Interest
                                      Amount           Rate                 Notional              Interest         Shortfall (1)
                                                                             Balance

         I-A-1                363,588,000.00       5.49000%             908.38862284            4.57146575            0.00000000
         I-A-2                 45,363,000.00       5.54000%             908.38862289            4.61310032            0.00000000
         I-M-1                 16,104,000.00       5.72000%            1000.00000000            5.24333333            0.00000000
         I-M-2                  9,753,000.00       6.02000%            1000.00000000            5.51833385            0.00000000
         I-B-1                  4,083,000.00       6.82000%            1000.00000000            6.25166789            0.14031105
         I-B-2                  2,268,000.00       7.47000%            1000.00000000            6.84750000            0.73614198
         I-B-3                  2,268,000.00       7.47000%            1000.00000000            6.84750000            0.73614198
         I-B-4                  3,175,000.00       7.47000%            1000.00000000            6.84749921            0.73614488
          I-XP                          0.00       0.00000%               0.00000000            0.00000000            0.00000000
          B-IO                  7,032,421.14       0.00000%             999.84534345            0.00000000            0.00000000
         II-A-1               241,692,000.00       5.61058%             946.19415074            4.42391854            0.00000000
         II-A-2                32,226,000.00       5.61058%             946.19415069            4.42391858            0.00000000
         II-A-3                24,169,000.00       5.76058%             946.19415077            4.54219289            0.00000000
         II-X-1                         0.00       0.55200%             946.19415074            0.43524933            0.00000000
         II-X-2                         0.00       0.55200%             946.19415069            0.43524918            0.00000000
         II-X-3                         0.00       0.40200%             946.19415077            0.31697505            0.00000000
         II-B-1                 8,700,000.00       5.71058%             999.56530690            4.75675172            0.00000000
         II-B-2                 5,478,000.00       6.16259%             999.56530668            5.13325484            0.00000000
         II-B-3                 3,545,000.00       6.16259%             999.56530606            5.13325529            0.00000000
         II-B-4                 2,739,000.00       6.16259%             999.56530851            5.13325301            0.00000000
         II-B-5                 2,095,000.00       6.16259%             999.56530788            5.13325537            0.00000000
         II-B-6                 1,612,590.00       6.16259%             999.56530798            5.13325768            0.00000000
        II-BX-1                         0.00       0.45200%             999.56530690            0.37650345            0.00000000
         II-XP                          0.00       0.00000%               0.00000000            0.00000000            0.00000000
          R-X                           0.00       0.00000%               0.00000000            0.00000000            0.00000000
           R                            0.00       0.00000%               0.00000000            0.00000000            0.00000000

                                        Interest Distribution Factors Statement (continued)

         Class                     Current         Non-Supported                Total      Remaining Unpaid                Ending
                                  Interest              Interest             Interest              Interest           Certificate/
                              Shortfall(1)             Shortfall         Distribution          Shortfall(1)               Notional
                                                                                                                           Balance

         I-A-1                  0.00000000            0.00000000           4.57146575            0.00000000           888.02822211
         I-A-2                  0.00000000            0.00000000           4.61310032            0.00000000           888.02822212
         I-M-1                  0.00000000            0.00000000           5.24333333            0.00000000          1000.00000000
         I-M-2                  0.00000000            0.00000000           5.51833385            0.00000000          1000.00000000
         I-B-1                  0.14031105            0.00000000           6.25166789            0.00000000          1000.00000000
         I-B-2                  0.73614198            0.00000000           6.84750000            0.00000000          1000.00000000
         I-B-3                  0.73614198            0.00000000           6.84750000            0.00000000          1000.00000000
         I-B-4                  0.73614488            0.00000000           6.84749921            0.00000000          1000.00000000
          I-XP                  0.00000000            0.00000000           0.00000000            0.00000000             0.00000000
          B-IO                  0.00000000            0.00000000          64.89449663            0.00000000           999.84534345
         II-A-1                 0.00000000            0.00000000           4.42391854            0.00000000           932.01078298
         II-A-2                 0.00000000            0.00000000           4.42391858            0.00000000           932.01078291
         II-A-3                 0.00000000            0.00000000           4.54219289            0.00000000           932.01078282
         II-X-1                 0.00000000            0.00000000           0.43524933            0.00000000           932.01078298
         II-X-2                 0.00000000            0.00000000           0.43524918            0.00000000           932.01078291
         II-X-3                 0.00000000            0.00000000           0.31697505            0.00000000           932.01078282
         II-B-1                 0.00000000            0.00000000           4.75675172            0.00000000           999.45291724
         II-B-2                 0.00000000            0.00000000           5.13325484            0.00000000           999.45291712
         II-B-3                 0.00000000            0.00000000           5.13325529            0.00000000           999.45291678
         II-B-4                 0.00000000            0.00000000           5.13325301            0.00000000           999.45291712
         II-B-5                 0.00000000            0.00000000           5.13325537            0.00000000           999.45291647
         II-B-6                 0.00000000            0.00000000           5.13325768            0.00000000           999.45291736
        II-BX-1                 0.00000000            0.00000000           0.37650345            0.00000000           999.45291724
         II-XP                  0.00000000            0.00000000           0.00000000            0.00000000             0.00000000
          R-X                   0.00000000            0.00000000           0.00000000            0.00000000             0.00000000
           R                    0.00000000            0.00000000           0.00000000            0.00000000             0.00000000

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

NOTE: All classes per $1,000 denomination.

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               15,294,803.33
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                   1,009,014.08
     Servicer Advances                                                                                   631,739.33
     Gains & Subsequent Recoveries (Realized Losses)                                                           0.00
     Prepayment Penalties                                                                                  6,325.00
     Swap/Cap Payments                                                                                       989.58
Total Deposits                                                                                        16,942,871.32

Withdrawals
     Swap Payments                                                                                             0.00
     Reserve Funds and Credit Enhancements                                                                     0.00
     Total Administration Fees                                                                           262,677.53
     Payment of Interest and Principal                                                                16,680,193.79
Total Withdrawals (Pool Distribution Amount)                                                          16,942,871.32

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    213,457.46
Lender Paid Primary Mortgage Insurance**                                                 46,210.17
Master Servicing Fee - Wells Fargo Bank NA                                                3,009.90
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               262,677.53

*Servicer Payees include: EMC MORTGAGE CORPORATION; HOMEBANC MORTGAGE CORPORATION; HSBC MORTGAGE
CORPORATION (USA); MID AMERICA BANK, FSB; WELLS FARGO BANK, N.A.

NOTE: **Lender Paid Primary Mortgage Insurance:  GE Capital MI, Mortgage Guaranty Insurance, and
PMI.

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

        Basis Risk Shortfall Reserve Fund - Group I                0.00            5,259.71          5,259.71               0.00
                                       Reserve Fund                0.00              989.58            989.58               0.00
                           Class XP Reserve Account                0.00            6,325.00          6,325.00               0.00

                                                           Hedge Funds

                                       Account Name                            Funds In (A)      Funds Out(B)  Net Amount(A - B)

     Class I-A Certificates Cap Payment* FXBALT72C1                                    0.00              0.00               0.00
   Class I-B-1 Certificates Cap Payment* FXBALT72C4                                    0.00              0.00               0.00
   Class I-B-2 Certificates Cap Payment* FXBALT72C5                                  291.06              0.00             291.06
   Class I-B-3 Certificates Cap Payment* FXBALT72C6                                  291.06              0.00             291.06
   Class I-B-4 Certificates Cap Payment* FXBALT72C7                                  407.46              0.00             407.46
   Class I-M-1 Certificates Cap Payment* FXBALT72C2                                    0.00              0.00               0.00
   Class I-M-2 Certificates Cap Payment* FXBALT72C3                                    0.00              0.00               0.00

NOTE: *Counterparty - Bear Stearns Financial Products Inc.

                                                          Collateral Statement

Group                                                                    Group I                            Group II
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            7.777480                            6.588750
 Weighted Average Net Rate                                               7.412527                            6.248240
 Weighted Average Pass-Through Rate                                      7.333627                            6.162584
 Weighted Average Remaining Term                                              354                                 354
 Principal And Interest Constant                                     2,738,657.02                        1,715,698.68
 Beginning Loan Count                                                       1,248                                 902
 Loans Paid in Full                                                            27                                  10
 Ending Loan Count                                                          1,221                                 892
 Beginning Scheduled Balance                                       416,168,769.23                      306,207,259.86
 Ending Scheduled Balance                                          407,842,362.99                      301,976,665.92
 Actual Ending Collateral Balance                                  407,888,778.43                      302,002,577.55
 Scheduled Principal                                                    41,370.04                           34,429.42
 Unscheduled Principal                                               8,285,036.20                        4,196,164.52
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                  2,697,286.98                        1,681,269.26
 Servicing Fees                                                        126,568.48                           86,888.98
 Master Servicing Fees                                                   1,734.04                            1,275.86
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                              25,629.08                           20,581.09
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                        2,543,355.38                        1,572,523.33
 Realized Loss Amount                                                        0.00                                0.00
 Cumulative Realized Loss                                                    0.00                                0.00
 Percentage of Cumulative Losses                                           0.0000                              0.0000
 Prepayment Penalty Waived Amount                                            0.00                                0.00
 Prepayment Penalty Waived Count                                                0                                   0
 Prepayment Penalty Paid Amount                                              0.00                            6,325.00
 Prepayment Penalty Paid Count                                                  0                                   1
 Special Servicing Fee                                                       0.00                                0.00

                                                          Collateral Statement

Group                                                                      Total
 Collateral Description                                                 Mixed ARM
 Weighted Average Coupon Rate                                            7.273591
 Weighted Average Net Rate                                               6.918998
 Weighted Average Pass-Through Rate                                      6.837235
 Weighted Average Remaining Term                                              354
 Principal And Interest Constant                                     4,454,355.70
 Beginning Loan Count                                                       2,150
 Loans Paid in Full                                                            37
 Ending Loan Count                                                          2,113
 Beginning Scheduled Balance                                       722,376,029.09
 Ending Scheduled Balance                                          709,819,028.91
 Actual Ending Collateral Balance                                  709,891,355.98
 Scheduled Principal                                                    75,799.46
 Unscheduled Principal                                              12,481,200.72
 Negative Amortized Principal                                                0.00
 Scheduled Interest                                                  4,378,556.24
 Servicing Fees                                                        213,457.46
 Master Servicing Fees                                                   3,009.90
 Trustee Fee                                                                 0.00
 FRY Amount                                                                  0.00
 Special Hazard Fee                                                          0.00
 Other Fee                                                              46,210.17
 Pool Insurance Fee                                                          0.00
 Spread 1                                                                    0.00
 Spread 2                                                                    0.00
 Spread 3                                                                    0.00
 Net Interest                                                        4,115,878.71
 Realized Loss Amount                                                        0.00
 Cumulative Realized Loss                                                    0.00
 Percentage of Cumulative Losses                                           0.0000
 Prepayment Penalty Waived Amount                                            0.00
 Prepayment Penalty Waived Count                                                0
 Prepayment Penalty Paid Amount                                          6,325.00
 Prepayment Penalty Paid Count                                                  1
 Special Servicing Fee                                                       0.00

                                      Additional Reporting - Group Level

                                            Informational Reporting

        Group I
           Net Rate Cap                                                                     7.097059%
           3-Mo. Rolling Delinquency Average                                                     0.05

        Group II
           3-Mo. Rolling Delinquency Average                                                     0.01

                                             Structural Reporting

        Group I
           Excess Spread                                                                   461,625.14
           Extra Principal Distribution Amount                                                   0.00
           Overcollateralization Amount                                                  7,031,333.53
           Overcollateralization Deficiency Amount                                               0.00
           Overcollateralization Release Amount                                                  0.00
           Overcollateralization Target Amount                                           7,031,333.53

                                            Trigger Event Reporting

        Group I
           Optional Termination Date                                                               NO
           Stepdown Date                                                                           NO
           Trigger Event                                                                         Pass
           Cumulative Loss Test
                Trigger Result                                                                   Pass
                Threshold Value                                                             0.700000%
                Calculated Value                                                            0.000000%
           Delinquency Test
                Trigger Result                                                                   Fail
                Threshold Value                                                             3.889304%
                Calculated Value                                                            8.763842%

        Group II
           Cumulative Loss Test
                Trigger Result                                                                   Pass
                Threshold Value                                                            30.000000%
                Calculated Value                                                            0.000000%
           Delinquency Test
                Trigger Result                                                                   Pass
                Threshold Value                                                            50.000000%
                Calculated Value                                                            8.799602%
           Shifting Interest Test
                Trigger Result                                                                   Pass
           Two Times Delinquency Test
                Trigger Result                                                                   Pass
                Threshold Value                                                            50.000000%
                Calculated Value                                                            7.255513%
           Two Times Loss Test
                Trigger Result                                                                   Pass
                Threshold Value                                                            20.000000%
                Calculated Value                                                            0.000000%
           Two Times Trigger Event
                Trigger Result                                                                   Pass

                               Delinquency Status - OTS Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  Total
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance      Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                        0                    0                   0                    0
                                 0.00                 0.00                0.00                 0.00

30 Days      58                  0                    0                   0                    58
             24,925,485.34       0.00                 0.00                0.00                 24,925,485.34

60 Days      36                  0                    1                   0                    37
             18,377,645.21       0.00                 120,000.00          0.00                 18,497,645.21

90 Days      3                   0                    25                  0                    28
             1,397,733.88        0.00                 13,115,246.07       0.00                 14,512,979.95

120 Days     1                   1                    13                  0                    15
             220,000.00          483,750.00           5,902,499.40        0.00                 6,606,249.40

150 Days     0                   0                    1                   0                    1
             0.00                0.00                 485,000.00          0.00                 485,000.00

180+ Days    0                   0                    0                   0                    0
             0.00                0.00                 0.00                0.00                 0.00

Totals       98                  1                    40                  0                    139
             44,920,864.43       483,750.00           19,622,745.47       0.00                 65,027,359.90

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Actual Balance      Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                        0.000000%            0.000000%           0.000000%            0.000000%
                                 0.000000%            0.000000%           0.000000%            0.000000%

30 Days      2.744912%           0.000000%            0.000000%           0.000000%            2.744912%
             3.511169%           0.000000%            0.000000%           0.000000%            3.511169%

60 Days      1.703739%           0.000000%            0.047326%           0.000000%            1.751065%
             2.588797%           0.000000%            0.016904%           0.000000%            2.605701%

90 Days      0.141978%           0.000000%            1.183152%           0.000000%            1.325130%
             0.196894%           0.000000%            1.847500%           0.000000%            2.044395%

120 Days     0.047326%           0.047326%            0.615239%           0.000000%            0.709891%
             0.030991%           0.068144%            0.831465%           0.000000%            0.930600%

150 Days     0.000000%           0.000000%            0.047326%           0.000000%            0.047326%
             0.000000%           0.000000%            0.068320%           0.000000%            0.068320%

180+ Days    0.000000%           0.000000%            0.000000%           0.000000%            0.000000%
             0.000000%           0.000000%            0.000000%           0.000000%            0.000000%

Totals       4.637956%           0.047326%            1.893043%           0.000000%            6.578325%
             6.327851%           0.068144%            2.764190%           0.000000%            9.160185%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                     631,739.33

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I - OTS                  No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        51                   0                    0                   0                    51
                               22,436,890.49        0.00                 0.00                0.00                 22,436,890.49

60 Days                        32                   0                    1                   0                    33
                               16,272,195.21        0.00                 120,000.00          0.00                 16,392,195.21

90 Days                        3                    0                    23                  0                    26
                               1,397,733.88         0.00                 12,115,246.07       0.00                 13,512,979.95

120 Days                       1                    1                    10                  0                    12
                               220,000.00           483,750.00           4,658,499.40        0.00                 5,362,249.40

150 Days                       0                    0                    1                   0                    1
                               0.00                 0.00                 485,000.00          0.00                 485,000.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         87                   1                    35                  0                    123
                               40,326,819.58        483,750.00           17,378,745.47       0.00                 58,189,315.05

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        4.176904%            0.000000%            0.000000%           0.000000%            4.176904%
                               5.500737%            0.000000%            0.000000%           0.000000%            5.500737%

60 Days                        2.620803%            0.000000%            0.081900%           0.000000%            2.702703%
                               3.989371%            0.000000%            0.029420%           0.000000%            4.018790%

90 Days                        0.245700%            0.000000%            1.883702%           0.000000%            2.129402%
                               0.342675%            0.000000%            2.970233%           0.000000%            3.312908%

120 Days                       0.081900%            0.081900%            0.819001%           0.000000%            0.982801%
                               0.053936%            0.118599%            1.142100%           0.000000%            1.314635%

150 Days                       0.000000%            0.000000%            0.081900%           0.000000%            0.081900%
                               0.000000%            0.000000%            0.118905%           0.000000%            0.118905%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         7.125307%            0.081900%            2.866503%           0.000000%            10.073710%
                               9.886720%            0.118599%            4.260658%           0.000000%            14.265976%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total

Group II - OTS                 No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Actual Balance       Actual Balance       Actual Balance      Actual Balance       Actual Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        7                    0                    0                   0                    7
                               2,488,594.85         0.00                 0.00                0.00                 2,488,594.85

60 Days                        4                    0                    0                   0                    4
                               2,105,450.00         0.00                 0.00                0.00                 2,105,450.00

90 Days                        0                    0                    2                   0                    2
                               0.00                 0.00                 1,000,000.00        0.00                 1,000,000.00

120 Days                       0                    0                    3                   0                    3
                               0.00                 0.00                 1,244,000.00        0.00                 1,244,000.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         11                   0                    5                   0                    16
                               4,594,044.85         0.00                 2,244,000.00        0.00                 6,838,044.85

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        0.784753%            0.000000%            0.000000%           0.000000%            0.784753%
                               0.824031%            0.000000%            0.000000%           0.000000%            0.824031%

60 Days                        0.448430%            0.000000%            0.000000%           0.000000%            0.448430%
                               0.697163%            0.000000%            0.000000%           0.000000%            0.697163%

90 Days                        0.000000%            0.000000%            0.224215%           0.000000%            0.224215%
                               0.000000%            0.000000%            0.331123%           0.000000%            0.331123%

120 Days                       0.000000%            0.000000%            0.336323%           0.000000%            0.336323%
                               0.000000%            0.000000%            0.411917%           0.000000%            0.411917%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         1.233184%            0.000000%            0.560538%           0.000000%            1.793722%
                               1.521194%            0.000000%            0.743040%           0.000000%            2.264234%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                REO Detail - All Mortgage Loans in REO during Current Period

  Summary - No REO Information to report this period.

  Group I - No REO Information to report this period.

  Group II - No REO Information to report this period.

                  REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan            First                                               Original
                              Loan           Entered          Payment                             LTV at           Principal
       Group                Number               REO             Date           State        Origination             Balance

                                  No REO Loans this Period

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                               Current           Paid                           Current          Approximate
                              Loan              Actual             To          Months              Loan           Delinquent
       Group                Number             Balance           Date      Delinquent              Rate             Interest

                                        No REO Loans this Period

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

 Summary                                                          12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     27                  Sep-06            0.000%
     Original Principal Balance    13,887,600.00                  Oct-06            0.000%
     Current Actual Balance        13,885,246.07                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.000%
     Loans in Foreclosure                     40                  Feb-07            0.000%
     Original Principal Balance    19,625,400.00                  Mar-07            0.000%
     Current Actual Balance        19,622,745.47                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.066%
                                                                  Jul-07            0.820%
                                                                  Aug-07            2.764%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group I                                                          12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                     25                  Sep-06            0.000%
     Original Principal Balance    12,887,600.00                  Oct-06            0.000%
     Current Actual Balance        12,885,246.07                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.000%
     Loans in Foreclosure                     35                  Feb-07            0.000%
     Original Principal Balance    17,381,400.00                  Mar-07            0.000%
     Current Actual Balance        17,378,745.47                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.114%
                                                                  Jul-07            1.124%
                                                                  Aug-07            4.261%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group II                                                         12 Month Foreclosure History*
 New Foreclosure Loans                                            Month     Foreclosure Percentage

     Loans in Foreclosure                      2                  Sep-06            0.000%
     Original Principal Balance     1,000,000.00                  Oct-06            0.000%
     Current Actual Balance         1,000,000.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Foreclosure Total                                        Jan-07            0.000%
     Loans in Foreclosure                      5                  Feb-07            0.000%
     Original Principal Balance     2,244,000.00                  Mar-07            0.000%
     Current Actual Balance         2,244,000.00                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.406%
                                                                  Aug-07            0.743%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

       Group I              0015970247         Aug-2007        01-Nov-2006             FL              79.99        297,500.00
       Group I              0017560301         Aug-2007        01-Feb-2007             MN              77.60        190,900.00
       Group I              0017577966         Aug-2007        01-Mar-2007             AZ              80.00        800,000.00
       Group I              0017581349         Aug-2007        01-Mar-2007             CA              89.85        323,000.00
       Group I              0017618323         Aug-2007        01-Apr-2007             CA              80.00        432,000.00
       Group I              0017620055         Aug-2007        01-Apr-2007             MN              80.00        210,400.00
       Group I              0017894346         Aug-2007        01-Jan-2007             MD              80.00        232,000.00
       Group I              0017935396         Aug-2007        01-Jan-2007             TX              75.00        120,000.00
       Group I              0018008144         Jul-2007        01-Dec-2006             AZ             100.00        320,000.00
       Group I              0018028191         Jun-2007        01-Jan-2007             CO              69.29        485,000.00
       Group I              0018033746         Aug-2007        01-Feb-2007             CA              75.00      1,170,000.00
       Group I              0018036996         Aug-2007        01-Feb-2007             CA              80.00        312,000.00
       Group I              0018049734         Aug-2007        01-Feb-2007             TX              79.51        461,150.00
       Group I              0018058396         Jul-2007        01-Feb-2007             CA              80.00        500,000.00
       Group I              0018073312         Aug-2007        01-Feb-2007             CO              75.00        107,250.00
       Group I              0018090670         Jul-2007        01-Feb-2007             NV              80.00        448,000.00
       Group I              0018101113         Aug-2007        01-Feb-2007             VA              78.76        152,000.00
       Group I              0018120865         Aug-2007        01-Feb-2007             CA              80.00        504,000.00
       Group I              0018131623         Aug-2007        01-Feb-2007             NJ              80.00        212,000.00
       Group I              0018132548         Jul-2007        01-Mar-2007             NJ              80.00        216,000.00
       Group I              0018137414         Aug-2007        01-Jan-2007             FL              80.00        392,000.00
       Group I              0018152975         Jul-2007        01-Feb-2007             CO              80.00        568,000.00
       Group I              0018161281         Aug-2007        01-Feb-2007             NJ              80.00        496,000.00
       Group I              0018162487         Jul-2007        01-Feb-2007             CA              80.00        632,000.00
       Group I              0018163923         Aug-2007        01-Mar-2007             FL              65.00      1,495,000.00
       Group I              0018169748         Aug-2007        01-Mar-2007             CA              58.30        650,000.00
       Group I              0018188359         Aug-2007        01-Mar-2007             CA              80.00        592,000.00
       Group I              0018204362         Aug-2007        01-Mar-2007             CA              71.43      1,500,000.00
       Group I              0018207084         Aug-2007        01-Mar-2007             CA              80.00        895,200.00
       Group I              0018216812         Aug-2007        01-Mar-2007             CA              80.00        324,000.00
       Group I              0018254045         Jul-2007        01-Mar-2007             CA              80.00        392,800.00
       Group I              0018267468         Jul-2007        01-Mar-2007             VA              80.00        372,000.00
       Group I              0018267609         Jul-2007        01-Mar-2007             NV             100.00        560,000.00
       Group I              0829795839         Aug-2007        01-Mar-2007             CA              80.00        591,200.00
       Group I              0829862404         Aug-2007        01-Mar-2007             CA              80.00        428,000.00
      Group II              0018052043         Aug-2007        01-Feb-2007             CA              75.00        825,000.00
      Group II              0018173401         Aug-2007        01-Feb-2007             CA              35.01        175,000.00
      Group II              0018223198         Jul-2007        01-Mar-2007             CA              80.00        540,000.00
      Group II              0018255125         Jul-2007        01-Mar-2007             CA              80.00        408,000.00
      Group II              0018287979         Jul-2007        01-Mar-2007             AZ              80.00        296,000.00

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                 Current              Paid                        Current          Approximate
                                   Loan           Actual                To         Months            Loan           Delinquent
        Group                    Number          Balance              Date     Delinquent            Rate             Interest

       Group I               0015970247       297,500.00       01-Mar-2007              3          7.125%             8,367.20
       Group I               0017560301       190,782.08       01-Mar-2007              3          7.750%             5,858.89
       Group I               0017577966       800,000.00       01-Mar-2007              3          8.625%            27,500.00
       Group I               0017581349       322,875.51       01-Mar-2007              3          9.250%            10,850.79
       Group I               0017618323       432,000.00       01-Mar-2007              3          9.375%            16,200.00
       Group I               0017620055       210,400.00       01-Mar-2007              3          7.625%             6,355.85
       Group I               0017894346       231,923.87       01-Mar-2007              3          7.875%             7,247.60
       Group I               0017935396       120,000.00       01-Apr-2007              2          7.875%             3,000.00
       Group I               0018008144       320,000.00       01-Feb-2007              4          8.250%             9,526.65
       Group I               0018028191       485,000.00       01-Jan-2007              5          7.750%            14,903.65
       Group I               0018033746     1,170,000.00       01-Mar-2007              3          8.125%            37,781.25
       Group I               0018036996       312,000.00       01-Mar-2007              3          7.625%             9,425.00
       Group I               0018049734       460,529.08       01-Mar-2007              3          8.000%            14,611.32
       Group I               0018058396       500,000.00       01-Feb-2007              4          8.000%            15,885.40
       Group I               0018073312       107,250.00       01-Mar-2007              3          8.000%             3,407.40
       Group I               0018090670       447,699.40       01-Feb-2007              4          8.000%            14,194.68
       Group I               0018101113       152,000.00       01-Mar-2007              3          8.000%             4,829.15
       Group I               0018120865       504,000.00       01-Mar-2007              3          7.750%            15,487.50
       Group I               0018131623       212,000.00       01-Mar-2007              3          8.125%             6,845.85
       Group I               0018132548       216,000.00       01-Feb-2007              4          8.250%             7,087.50
       Group I               0018137414       391,300.68       01-Mar-2007              3          8.625%            13,434.58
       Group I               0018152975       568,000.00       01-Feb-2007              4          8.125%            18,341.65
       Group I               0018161281       495,365.27       01-Mar-2007              3          8.250%            16,232.99
       Group I               0018162487       632,000.00       01-Feb-2007              4          8.250%            20,737.50
       Group I               0018163923     1,495,000.00       01-Mar-2007              3          7.625%            45,158.60
       Group I               0018169748       650,000.00       01-Feb-2007              4          7.750%            19,973.95
       Group I               0018188359       592,000.00       01-Mar-2007              3          8.125%            19,116.65
       Group I               0018204362     1,500,000.00       01-Mar-2007              3          8.250%            49,218.75
       Group I               0018207084       895,200.00       01-Mar-2007              3          8.250%            29,373.75
       Group I               0018216812       324,000.00       01-Mar-2007              3          8.250%            10,631.25
       Group I               0018254045       392,800.00       01-Feb-2007              4          7.750%            12,070.40
       Group I               0018267468       372,000.00       01-Feb-2007              4          8.250%            12,206.25
       Group I               0018267609       560,000.00       01-Feb-2007              4          9.500%            19,845.00
       Group I               0829795839       591,200.00       01-Mar-2007              3          7.500%            17,859.15
       Group I               0829862404       427,919.58       01-Mar-2007              3          7.625%            13,150.09
       Group II              0018052043       825,000.00       01-Mar-2007              3          6.625%            21,484.40
       Group II              0018173401       175,000.00       01-Mar-2007              3          6.375%             4,375.00
       Group II              0018223198       540,000.00       01-Feb-2007              4          6.875%            14,625.00
       Group II              0018255125       408,000.00       01-Feb-2007              4          6.875%            11,050.00
       Group II              0018287979       296,000.00       01-Feb-2007              4          6.875%             8,016.65

              Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance       483,750.00                  Mar-07            0.000%
     Current Actual Balance           483,750.00                  Apr-07            0.000%
                                                                  May-07            0.006%
                                                                  Jun-07            0.066%
                                                                  Jul-07            0.067%
                                                                  Aug-07            0.068%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

 Group I                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       0                  Sep-06            0.000%
     Original Principal Balance             0.00                  Oct-06            0.000%
     Current Actual Balance                 0.00                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance       483,750.00                  Mar-07            0.000%
     Current Actual Balance           483,750.00                  Apr-07            0.000%
                                                                  May-07            0.010%
                                                                  Jun-07            0.114%
                                                                  Jul-07            0.116%
                                                                  Aug-07            0.119%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

  Group II - No Bankruptcy Information to report this period.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

         Group                      Loan     Month Loan          First        State            LTV at           Original
                                  Number        Entered        Payment                     Origination         Principal
                                             Bankruptcy           Date                                           Balance

        Group I               0018172668       Jun-2007    01-Mar-2007           CA              75.00        483,750.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

        Group                     Loan            Current        Paid To       Months          Current       Approximate
                                Number             Actual           Date    Delinquent       Loan Rate        Delinquent
                                                  Balance                                                       Interest

       Group I              0018172668         483,750.00    01-Feb-2007           4            7.500%         14,361.35

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

        Group I                          0               0.00              0.00             0.000%
        Group II                         0               0.00              0.00             0.000%
         Total                           0               0.00              0.00             0.000%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

                                                    No Losses this Period

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

                                     No Losses this Period

                                                   Realized Loss Report - Collateral

    Summary - No Realized Loss Information to report this period.

    Group I - No Realized Loss Information to report this period.

    Group II - No Realized Loss Information to report this period.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Cumulative Loss Severity: Sum (Realized Losses) / Sum (Ending Actual Balance for loans that have experienced a loss).

                  Prepayment Detail - Prepayments during Current Period
Summary
                                      Loans Paid In Full                               Repurchased Loans

                                             Original            Current                      Original           Current
                                            Principal          Scheduled                     Principal         Scheduled
         Group               Count            Balance            Balance      Count            Balance           Balance

        Group I                 24       7,572,528.00       7,561,369.75          3         709,600.00        709,600.00
       Group II                  9       3,563,726.00       3,563,646.42          1         296,000.00        293,189.23
         Total                  33      11,136,254.00      11,125,016.17          4       1,005,600.00      1,002,789.23

                Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                Substitution Loans                           Liquidated Loans                   Curtailments

                                        Original        Current                    Original         Current
                                       Principal      Scheduled                   Principal       Scheduled      Curtailment
       Group             Count           Balance        Balance      Count          Balance         Balance           Amount

      Group I                0              0.00           0.00          0             0.00            0.00        15,485.97
      Group II               0              0.00           0.00          0             0.00            0.00       339,599.53
       Total                 0              0.00           0.00          0             0.00            0.00       355,085.50

                  Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                   Loan                          LTV at            Payment         Principal        Prepayment
        Group                    Number         State       Origination               Date           Balance            Amount

       Group I               0017479361            MD              75.00       01-Feb-2007         51,750.00         51,750.00
       Group I               0017519109            SC              80.00       01-Feb-2007        139,920.00        139,920.00
       Group I               0017545708            MN              80.00       01-Mar-2007         68,000.00         67,795.24
       Group I               0017555848            ME              90.00       01-Mar-2007        144,000.00        144,000.00
       Group I               0017573866            CA              70.00       01-Mar-2007        700,000.00        697,061.72
       Group I               0017578303            FL              80.00       01-Mar-2007        325,600.00        325,600.00
       Group I               0017616897            CT              75.00       01-Apr-2007        262,500.00        262,500.00
       Group I               0017947995            CA              80.00       01-Jun-2006        360,000.00        355,276.84
       Group I               0017995671            NJ              74.07       01-Feb-2007        500,000.00        500,000.00
       Group I               0018020511            CA              58.99       01-Jan-2007        262,500.00        262,500.00
       Group I               0018030999            CA             100.00       01-Feb-2007        350,000.00        350,000.00
       Group I               0018033001            VA              75.00       01-Dec-2006        140,250.00        140,250.00
       Group I               0018042689            CA              80.00       01-Jan-2007        520,000.00        520,000.00
       Group I               0018064907            IL              90.00       01-Nov-2006         45,000.00         44,704.03
       Group I               0018103226            GA              80.00       01-Feb-2007        136,000.00        136,000.00
       Group I               0018122663            CA              80.00       01-Feb-2007        464,000.00        464,000.00
       Group I               0018161752            FL             100.00       01-Feb-2007         94,000.00         93,845.55
       Group I               0018164699            FL              80.00       01-Mar-2007        221,408.00        221,408.00
       Group I               0018169714            TN              80.00       01-Feb-2007        520,000.00        519,800.00
       Group I               0018173823            AZ              80.00       01-Feb-2007        980,000.00        979,435.75
       Group I               0018240382            NY              70.00       01-Mar-2007        630,000.00        627,355.56
       Group I               0018284059            TX              80.00       01-Mar-2007        376,000.00        376,000.00
       Group I               0068650803            SC              80.00       01-Nov-2006         93,600.00         92,812.35
       Group I               0153426887            MD              80.00       01-Aug-2006        360,000.00        360,000.00
       Group I               0156438392            GA              80.00       01-Jan-2007        204,000.00        203,935.19
       Group I               0612070339            IL              80.00       01-Feb-2007        236,000.00        236,000.00
       Group I               0612070370            WI              80.00       01-Mar-2007         97,600.00         97,600.00
       Group II              0016145831            AZ              80.00       01-Jan-2007        497,276.00        497,276.00
       Group II              0017975855            GA              80.00       01-Jan-2007        180,800.00        180,800.00
       Group II              0018085399            VA              54.35       01-Feb-2007        500,000.00        500,000.00
       Group II              0018126979            AZ              80.00       01-Jan-2007        720,000.00        720,000.00
       Group II              0018245845            CA              52.87       01-Mar-2007        230,000.00        230,000.00
       Group II              0561214749            WI              80.00       01-Mar-2007        143,200.00        143,120.42
       Group II              0570105273            IL              80.00       01-Mar-2007        296,000.00        292,918.57
       Group II              0611271513            IL              63.56       01-Feb-2007        375,000.00        375,000.00
       Group II              0829599991            AL              79.99       01-Feb-2007        277,450.00        277,450.00
       Group II              0829638709            MA              80.00       01-Feb-2007        640,000.00        640,000.00

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                       Current
                                  Loan                PIF             Months              Loan        Original
        Group                   Number               Type         Delinquent              Rate            Term       Seasoning

       Group I              0017479361       Loan Paid in Full           0              7.875%             360               6
       Group I              0017519109       Loan Paid in Full           0              8.125%             360               6
       Group I              0017545708       Loan Paid in Full           0              9.500%             360               5
       Group I              0017555848       Loan Paid in Full           0             10.500%             360               5
       Group I              0017573866       Loan Paid in Full           0              7.875%             360               5
       Group I              0017578303       Loan Paid in Full           0              7.750%             360               5
       Group I              0017616897       Loan Paid in Full           0              8.250%             360               4
       Group I              0017947995       Loan Paid in Full           0              6.875%             360              14
       Group I              0017995671       Loan Paid in Full           0              8.250%             360               6
       Group I              0018020511       Loan Paid in Full           0              6.375%             360               7
       Group I              0018030999       Loan Paid in Full           0             10.500%             360               6
       Group I              0018033001       Loan Paid in Full           0              8.125%             360               8
       Group I              0018042689       Loan Paid in Full           0              8.250%             360               7
       Group I              0018064907       Loan Paid in Full          (1)             8.250%             360               9
       Group I              0018103226       Loan Paid in Full           0              8.125%             360               6
       Group I              0018122663       Loan Paid in Full           0              8.000%             360               6
       Group I              0018161752       Loan Paid in Full           0             10.375%             360               6
       Group I              0018164699       Loan Paid in Full           0              7.625%             360               5
       Group I              0018169714       Loan Paid in Full           0              8.250%             360               6
       Group I              0018173823       Loan Paid in Full           0              7.750%             360               6
       Group I              0018240382       Loan Paid in Full           0              7.875%             360               5
       Group I              0018284059              Repurchase           3              8.500%             360               5
       Group I              0068650803       Loan Paid in Full           0              7.000%             360               9
       Group I              0153426887       Loan Paid in Full           0              6.875%             360              12
       Group I              0156438392       Loan Paid in Full           0              7.625%             360               7
       Group I              0612070339              Repurchase           1              7.625%             360               6
       Group I              0612070370              Repurchase           2              8.125%             360               5
      Group II              0016145831       Loan Paid in Full           0              6.750%             360               7
      Group II              0017975855       Loan Paid in Full           0              6.625%             360               7
      Group II              0018085399       Loan Paid in Full           0              6.875%             360               6
      Group II              0018126979       Loan Paid in Full           0              6.875%             360               7
      Group II              0018245845       Loan Paid in Full          (1)             6.875%             360               5
      Group II              0561214749       Loan Paid in Full           0              6.875%             360               5
      Group II              0570105273              Repurchase           2              6.750%             360               5
      Group II              0611271513       Loan Paid in Full           0              6.625%             360               6
      Group II              0829599991       Loan Paid in Full           0              6.750%             360               6
      Group II              0829638709       Loan Paid in Full           0              6.375%             360               6

                     Prepayment Penalty Detail - Prepayment Penalty Paid during Current Period

                                                                                 Prepayment            Prepayment
 Summary                                  Loan                 Prior                Penalty               Penalty
                                         Count               Balance                 Amount                Waived

 Group I                                     0                  0.00                   0.00                  0.00
 Group II                                    1            230,000.00               6,325.00                  0.00
 Total                                       1            230,000.00               6,325.00                  0.00

               Prepayment Penalty Loan Detail - Prepayment Penalty Paid during Current Period

                                           Paid In                            Prepayment         Prepayment
                              Loan            Full             Prior             Penalty            Penalty
        Group               Number            Date           Balance              Amount             Waived

       Group II         0018245845      07/26/2007        230,000.00            6,325.00               0.00

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.728%       Current Month             18.874%        Current Month               1,538.884%
     3 Month Average          1.851%       3 Month Average           20.076%        3 Month Average             2,023.593%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007      18.820%           N/A                          Apr-2007   4,364.412%           N/A
         May-2007      16.537%           N/A                          May-2007   2,627.378%           N/A
         Jun-2007      21.615%           N/A                          Jun-2007   2,610.321%           N/A
         Jul-2007      19.739%           N/A                          Jul-2007   1,921.575%           N/A
         Aug-2007      18.874%           N/A                          Aug-2007   1,538.884%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I
     SMM                                   CPR                                      PSA

     Current Month            1.991%       Current Month             21.442%        Current Month               1,745.416%
     3 Month Average          2.166%       3 Month Average           23.076%        3 Month Average             2,335.651%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007      26.871%           N/A                          Apr-2007   6,181.040%           N/A
         May-2007      15.607%           N/A                          May-2007   2,472.463%           N/A
         Jun-2007      26.359%           N/A                          Jun-2007   3,180.553%           N/A
         Jul-2007      21.427%           N/A                          Jul-2007   2,080.984%           N/A
         Aug-2007      21.442%           N/A                          Aug-2007   1,745.416%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II
     SMM                                   CPR                                      PSA

     Current Month            1.371%       Current Month             15.261%        Current Month               1,247.019%
     3 Month Average          1.418%       3 Month Average           15.747%        3 Month Average             1,569.846%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007       6.106%           N/A                          Apr-2007   1,432.003%           N/A
         May-2007      17.805%           N/A                          May-2007   2,839.977%           N/A
         Jun-2007      14.599%           N/A                          Jun-2007   1,764.989%           N/A
         Jul-2007      17.381%           N/A                          Jul-2007   1,697.530%           N/A
         Aug-2007      15.261%           N/A                          Aug-2007   1,247.019%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                  Modifications

                         Beginning         Current
              Loan       Scheduled       Scheduled          Prior        Modified          Prior         Modified
            Number         Balance         Balance           Rate            Rate         Payment         Payment

                                      No Modifications this Period

                                                          Substitutions
                               Loans Repurchased                                         Loans Substituted

                         Current                                                      Current
            Loan       Scheduled       Current          Current          Loan        Scheduled       Current           Current
          Number         Balance          Rate          Payment        Number          Balance          Rate           Payment

                                                No Substitutions this Period

                              Repurchases Due to Breaches

                                 Beginning
               Loan              Scheduled              Payoff        Current            Current
             Number                Balance             Balance           Rate            Payment

         0018284059             376,000.00          376,000.00         8.500%           2,663.33
         0570105273             293,189.23          292,918.57         6.750%           1,919.85
         0612070339             236,000.00          236,000.00         7.625%           1,499.58
         0612070370              97,600.00           97,600.00         8.125%             660.83

Totals                        1,002,789.23        1,002,518.57

                                    Repurchases Due to Other

                                 Beginning
               Loan              Scheduled               Payoff        Current           Current
             Number                Balance              Balance           Rate           Payment

                             No Repurchases Due to Other this Period

                     Interest Rate Stratification

                                Summary                                                       Group I

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 4.500             0                0.00            0.000               0               0.00            0.000
     4.500    4.749             0                0.00            0.000               0               0.00            0.000
     4.750    4.999             0                0.00            0.000               0               0.00            0.000
     5.000    5.249             2        1,005,114.89            0.142               0               0.00            0.000
     5.250    5.499             4        1,563,582.97            0.220               2         747,718.10            0.183
     5.500    5.749            24        8,379,493.93            1.181               9       2,767,533.15            0.679
     5.750    5.999            73       25,544,829.95            3.599              18       4,943,906.21            1.212
     6.000    6.249            73       26,200,332.57            3.691              25       9,351,924.50            2.293
     6.250    6.499           170       61,215,444.99            8.624              33      10,968,092.47            2.689
     6.500    6.749           267       85,886,138.50           12.100              44      12,925,875.13            3.169
     6.750    6.999           380      127,965,178.65           18.028              59      18,079,974.49            4.433
     7.000    7.249            49       14,144,445.27            1.993              33       9,660,328.44            2.369
     7.250    7.499            66       17,745,986.42            2.500              45      11,434,546.21            2.804
     7.500    7.749           226       83,342,031.55           11.741             207      78,005,893.06           19.126
     7.750    7.999           245       86,971,887.40           12.253             226      82,361,241.81           20.194
     8.000    8.249           179       62,704,259.13            8.834             170      60,448,039.31           14.821
     8.250    8.499           188       63,604,388.86            8.961             186      63,071,738.86           15.465
     8.500    8.749            46       13,455,184.99            1.896              44      13,311,295.11            3.264
     8.750    8.999            41       12,195,416.83            1.718              41      12,195,416.83            2.990
     9.000    9.249            20        4,819,935.95            0.679              19       4,493,463.25            1.102
     9.250    9.499            15        4,152,846.46            0.585              15       4,152,846.46            1.018
     9.500    9.749            11        2,296,426.20            0.324              11       2,296,426.20            0.563
     9.750    9.999             7        1,402,617.89            0.198               7       1,402,617.89            0.344
    10.000   10.249            10        1,977,508.98            0.279              10       1,977,508.98            0.485
    10.250   10.499             7        1,101,128.82            0.155               7       1,101,128.82            0.270
    10.500   10.749             5        1,017,478.68            0.143               5       1,017,478.68            0.249
    10.750   10.999             5        1,127,369.03            0.159               5       1,127,369.03            0.276
    11.000   11.249             0                0.00            0.000               0               0.00            0.000
    11.250   11.499             0                0.00            0.000               0               0.00            0.000
 >= 11.500                      0                0.00            0.000               0               0.00            0.000
              Total         2,113      709,819,028.91          100.000           1,221     407,842,362.99          100.000

               Interest Rate Stratification (continued)

                               Group II

            Current     Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)
           Range(%)                        Balance($)

            < 4.500             0                0.00            0.000
     4.500    4.749             0                0.00            0.000
     4.750    4.999             0                0.00            0.000
     5.000    5.249             2        1,005,114.89            0.333
     5.250    5.499             2          815,864.87            0.270
     5.500    5.749            15        5,611,960.78            1.858
     5.750    5.999            55       20,600,923.74            6.822
     6.000    6.249            48       16,848,408.07            5.579
     6.250    6.499           137       50,247,352.52           16.639
     6.500    6.749           223       72,960,263.37           24.161
     6.750    6.999           321      109,885,204.16           36.389
     7.000    7.249            16        4,484,116.83            1.485
     7.250    7.499            21        6,311,440.21            2.090
     7.500    7.749            19        5,336,138.49            1.767
     7.750    7.999            19        4,610,645.59            1.527
     8.000    8.249             9        2,256,219.82            0.747
     8.250    8.499             2          532,650.00            0.176
     8.500    8.749             2          143,889.88            0.048
     8.750    8.999             0                0.00            0.000
     9.000    9.249             1          326,472.70            0.108
     9.250    9.499             0                0.00            0.000
     9.500    9.749             0                0.00            0.000
     9.750    9.999             0                0.00            0.000
    10.000   10.249             0                0.00            0.000
    10.250   10.499             0                0.00            0.000
    10.500   10.749             0                0.00            0.000
    10.750   10.999             0                0.00            0.000
    11.000   11.249             0                0.00            0.000
    11.250   11.499             0                0.00            0.000
 >= 11.500                      0                0.00            0.000
              Total           892      301,976,665.92          100.000

                                                 SUPPLEMENTAL REPORTING

Closing Date
March 30, 2007.

Determination Date
With respect to each Mortgage Loan, the Determination Date as defined in the Servicing Agreement.

Distribution Date
The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

Interest Accrual Period
With respect to each Distribution Date, for each Class of Group II Certificates, the calendar month preceding the month in which such Distribution Date occurs. The Interest Accrual Period for the Group I Offered Certificates
and the Class I-B-4 Certificates will be the period from and including the preceding Distribution Date (or from and including the Closing Date, in the case of the first Distribution Date) to and including the day prior to the current Distribution Date.

LIBOR Business Day
Any day other than a Saturday or a Sunday or a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

LIBOR Determination Date
With respect to each Class of Offered Certificates and for the first Interest Accrual Period, March 28, 2007.
With respect to each Class of Offered Certificates and any Interest Accrual Period thereafter, the second LIBOR
Business Day preceding the commencement of such Interest Accrual Period.

Master Servicer
As of the Closing Date, Wells Fargo Bank, National Association and, thereafter, its respective successors in interest that meet the qualifications of the Servicing Agreements and this Agreement.

One-Month LIBOR
With respect to any Interest Accrual Period, the rate determined by the Securities Administrator on the related
LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate
Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall the rate determined by the Securities
Administrator two Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Securities Administrator),
One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Securities Administrator and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period.

Overcollateralization Target Amount
With respect to any Distribution Date (a) prior to the Stepdown Date, 1.55% of the aggregate Stated Principal
Balance of the Group I Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date and if a Trigger
Event is not in effect, the greater of (i) the lesser of (1) 1.55% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and (2) 3.10% of the then current aggregate Stated Principal
Balance of the Group I Mortgage Loans as of such Distribution Date and (ii) $2,268,172.11 and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Record Date
For each Class of Group I Certificates and on any Distribution Date, the Business Day preceding the applicable
Distribution Date so long as such Class of Certificates remains in book-entry form; and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date. For each Class of Group II Certificates, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

Servicer Remittance Date
With respect to each Mortgage Loan and the applicable Servicer, the date set forth in the related Servicing Agreement.

Servicing Agreement
Each of the EMC Servicing Agreement, Homebanc Servicing Agreement, HSBC Servicing Agreement, Mid America Servicing
Agreement and Wells Fargo Bank Servicing Agreement, in each case as modified by the related Assignment Agreement.

Exhibit 5                      Prospectus Supplement and Prospectus

The Prospectus dated March 20, 2007, Prospectus Supplement dated March 29, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ALT-A Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2, Class II-A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-140247-02.  These documents are available at the following links:
http://sec.gov/Archives/edgar/data/1389350/000106823807000455/bsalta2007-2_supp.htm

Annex VII

Annex VII

$96,651,241

Bear Stearns ARM Trust 2007-2, Class II-A-1 Certificates

This annex provides supplementary disclosure regarding the Bear Stearns ARM Trust 2007-2, Class II-A-1 Certificates. The supplementary disclosure of the Bear Stearns ARM Trust 2007-2, Class II-A-1 Certificates in this annex is intended to enhance the related description in the prospectus supplement dated June 28, 2007 and prospectus dated June 28, 2007 attached together as Exhibit 5 (the “BSARM 2007-2 Prospectus”). To the extent that the information provided in this annex conflicts with information in the BSARM 2007-2 Prospectus you should rely upon the information provided in this annex.

Capitalized terms used in this Annex VII and not otherwise defined shall have the meanings assigned to them in the BSARM 2007-2 Prospectus.

Exhibit 1                      Collateral Tables

The following tables reflect information regarding the mortgage loans as of August 1, 2007.

Original Principal Balance of the Mortgage Loans in Loan Group II

Original Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	33	$2,766,806	0.26%
100,001 - 200,000	438	69,380,500	6.54
200,001 - 300,000	507	124,914,305	11.77
300,001 - 350,000	191	61,523,324	5.80
350,001 - 400,000	143	52,982,411	4.99
400,001 - 450,000	224	95,821,734	9.03
450,001 - 500,000	230	109,459,075	10.31
500,001 - 550,000	159	82,921,534	7.81
550,001 - 600,000	153	87,350,008	8.23
600,001 - 650,000	96	59,867,493	5.64
650,001 - 700,000	76	50,631,622	4.77
700,001 - 800,000	84	61,386,170	5.78
800,001 - 900,000	46	38,998,117	3.67
900,001 - 1,000,000	64	61,022,666	5.75
1,000,001 - 1,100,000	9	8,916,097	0.84
1,100,001 - 1,200,000	1	1,145,291	0.11
1,200,001 - 1,300,000	9	10,947,000	1.03
1,300,001 - 1,400,000	10	13,505,089	1.27
1,400,001 - 1,500,000	15	22,363,051	2.11
1,500,001 +	25	45,584,560	4.29
Total :	2,513	$1,061,486,853	100.00%

Current Principal Balance of the Mortgage Loans in Loan Group II

Current Principal Balance ($)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 - 100,000	35	$2,909,295	0.27%
100,001 - 200,000	446	70,759,545	6.67
200,001 - 300,000	513	126,898,454	11.95
300,001 - 350,000	189	61,299,134	5.77
350,001 - 400,000	146	54,849,820	5.17
400,001 - 450,000	223	95,921,610	9.04
450,001 - 500,000	228	108,775,760	10.25
500,001 - 550,000	163	85,617,976	8.07
550,001 - 600,000	147	84,529,790	7.96
600,001 - 650,000	94	59,016,624	5.56
650,001 - 700,000	76	51,603,215	4.86
700,001 - 800,000	78	58,335,815	5.50
800,001 - 900,000	46	39,663,142	3.74
900,001 - 1,000,000	65	63,225,585	5.96
1,000,001 - 1,100,000	8	8,436,097	0.79
1,100,001 - 1,200,000	1	1,145,291	0.11
1,200,001 - 1,300,000	9	11,194,353	1.05
1,300,001 - 1,400,000	10	13,595,448	1.28
1,400,001 - 1,500,000	15	22,363,051	2.11
1,500,001 +	21	41,346,847	3.90
Total :	2,513	$1,061,486,853	100.00%

Mortgage Rates of the Mortgage Loans in Loan Group II

Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
3.500 - 3.749	1	$388,000	0.04%
4.000 - 4.249	2	1,535,908	0.14
4.250 - 4.499	7	2,951,084	0.28
4.500 - 4.749	6	2,879,187	0.27
4.750 - 4.999	38	17,316,985	1.63
5.000 - 5.249	33	15,579,852	1.47
5.250 - 5.499	92	35,218,901	3.32
5.500 - 5.749	124	48,480,668	4.57
5.750 - 5.999	223	83,770,974	7.89
6.000 - 6.249	296	141,315,218	13.31
6.250 - 6.499	432	203,360,992	19.16
6.500 - 6.749	472	209,999,965	19.78
6.750 - 6.999	457	185,474,198	17.47
7.000 - 7.249	177	58,183,892	5.48
7.250 - 7.499	97	34,057,471	3.21
7.500 - 7.749	33	14,242,630	1.34
7.750 - 7.999	15	4,783,139	0.45
8.000 - 8.249	5	1,079,004	0.10
8.500 - 8.749	3	868,784	0.08
Total :	2,513	$1,061,486,853	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in Loan Group II

Original Loan-to-Value Ratio	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.00 - 30.00	16	$4,752,988	0.45%
30.01 - 40.00	42	15,359,284	1.45
40.01 - 50.00	64	31,180,100	2.94
50.01 - 55.00	47	26,362,701	2.48
55.01 - 60.00	62	28,938,029	2.73
60.01 - 65.00	114	61,346,719	5.78
65.01 - 70.00	184	97,985,006	9.23
70.01 - 75.00	241	123,224,272	11.61
75.01 - 80.00	1,659	651,223,916	61.35
80.01 - 85.00	5	1,317,217	0.12
85.01 - 90.00	48	11,026,317	1.04
90.01 - 95.00	30	8,495,325	0.8
95.01 - 100.00	1	274,979	0.03
Total :	2,513	$1,061,486,853	100.00%

Geographic Distribution of the Mortgage Loans in Loan Group II

Geographic Distribution	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
AL	6	$2,639,894	0.25%
AR	1	126,000	0.01
AZ	196	58,861,457	5.55
CA	974	489,973,990	46.16
CO	88	32,807,002	3.09
CT	13	6,951,430	0.65
DC	9	4,706,870	0.44
DE	6	2,977,920	0.28
FL	202	79,249,018	7.47
GA	35	12,547,524	1.18
HI	11	7,549,432	0.71
IA	3	263,324	0.02
ID	20	6,307,838	0.59
IL	60	22,859,191	2.15
IN	3	836,535	0.08
KS	3	1,578,764	0.15
KY	2	659,762	0.06
MA	31	15,911,058	1.50
MD	56	21,471,125	2.02
ME	1	166,800	0.02
MI	11	3,039,223	0.29
MN	41	12,150,802	1.14
MO	15	6,915,205	0.65
MS	1	155,000	0.01
MT	7	2,988,398	0.28
NC	30	10,534,177	0.99
ND	1	98,208	0.01
NE	5	929,156	0.09
NH	2	957,021	0.09
NJ	37	19,955,182	1.88
NM	6	1,050,841	0.10
NV	149	51,241,757	4.83
NY	36	20,198,664	1.90
OH	5	1,821,347	0.17
OK	2	306,208	0.03
OR	63	18,755,391	1.77
PA	18	7,493,101	0.71
RI	2	716,800	0.07
SC	19	8,810,470	0.83
SD	2	161,460	0.02
TN	4	1,223,706	0.12
TX	25	8,080,796	0.76
UT	36	11,765,198	1.11
VA	97	43,593,313	4.11
VT	3	1,726,460	0.16
WA	154	52,587,086	4.95
WI	17	3,730,678	0.35
WV	3	914,830	0.09
WY	2	1,141,440	0.11
Total :	2,513	$1,061,486,853	100.00%

Credit Scores as of the Date of Origination of the Mortgage Loans in Loan Group II

Range of Credit Scores	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1 - 499	2	$522,197	0.05%
500 - 549	10	4,057,373	0.38
550 - 574	10	4,572,183	0.43
575 - 599	38	15,884,610	1.50
600 - 619	40	16,230,638	1.53
620 - 639	48	16,452,747	1.55
640 - 659	113	47,357,902	4.46
660 - 679	185	76,611,003	7.22
680 - 699	294	118,456,533	11.16
700 - 719	318	130,474,575	12.29
720 - 739	363	151,231,396	14.25
740 - 759	385	172,742,902	16.27
760 - 779	428	185,810,413	17.50
780 - 799	258	111,979,453	10.55
800 - 819	20	8,952,928	0.84
820 - 839	1	150,000	0.01
Total :	2,513	$1,061,486,853	100.00%

Property Type of the Mortgage Loans in Loan Group II

Property Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Condo	381	$125,259,963	11.80%
PUD	568	236,566,122	22.29
Single Family	1,469	658,135,585	62.00
Townhouse	1	439,942	0.04
2 Family	48	18,055,183	1.70
3 Family	2	1,800,000	0.17
4 Family	44	21,230,059	2.00
Total :	2,513	$1,061,486,853	100.00%

Occupancy Status of the Mortgage Properties in Loan Group II

Occupancy Status	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Investor	479	$134,218,260	12.64%
Owner Occupied	1,843	836,667,472	78.82
Second Home	191	90,601,122	8.54
Total :	2,513	$1,061,486,853	100.00%

Loan Purpose of the Mortgage Loans in Loan Group II

Loan Purpose	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Cashout Refinance	659	$299,732,193	28.24%
Purchase	1,465	574,537,261	54.13
Rate-term Refinance	389	187,217,399	17.64
Total :	2,513	$1,061,486,853	100.00%

Documentation Type of the Mortgage Loans in Loan Group II

Documentation Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
Full	1,056	$422,151,081	39.77%
Limited	1,349	606,884,808	57.17
No	108	32,450,964	3.06
Total :	2,513	$1,061,486,853	100.00%

Original Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Original Term to Stated Maturity (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
360	2,493	$1,054,447,164	99.34%
480	20	7,039,689	0.66
Total :	2,513	$1,061,486,853	100.00%

Remaining Terms to Stated Maturity of the Mortgage Loans in Loan Group II

Stated Remaining Term (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
300 - 359	2,493	$1,054,447,164	99.34%
361 +	20	7,039,689	0.66
Total :	2,513	$1,061,486,853	100.00%

Index of the Mortgage Loans in Loan Group II

Index	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
LM6	294	$86,730,296	8.17%
LY1	1,603	744,808,691	70.17
TY1	616	229,947,866	21.66
Total :	2,513	$1,061,486,853	100.00%

Months to Next Rate Adjustment of the Mortgage Loans in Loan Group II

Months to Next Rate Adjustment	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
10 - 12	1	$520,858	0.05%
13 - 15	1	420,236	0.04
25 - 27	1	677,204	0.06
28 - 30	4	1,567,694	0.15
31 - 33	19	8,671,777	0.82
34 - 36	32	15,100,627	1.42
37 - 39	431	142,835,276	13.46
43 - 45	5	2,909,921	0.27
46 - 48	145	75,934,304	7.15
49 - 51	1,080	476,372,782	44.88
52 - 54	3	1,008,251	0.09
61 - 63	2	1,113,181	0.10
64 - 66	2	424,274	0.04
67 - 69	4	1,022,720	0.10
70 - 72	68	26,135,170	2.46
73 - 75	503	225,800,950	21.27
76 - 78	2	915,015	0.09
106 - 108	4	1,224,895	0.12
109 - 111	206	78,831,718	7.43
Total :	2,513	$1,061,486,853	100.00%

Maximum Lifetime Mortgage Rate of the Mortgage Loans in Loan Group II

Maximum Lifetime Mortgage Rates (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.000 - 9.750	29	$13,662,747	1.29%
9.751 - 10.000	37	16,906,532	1.59
10.001 - 10.250	49	22,264,876	2.10
10.251 - 10.500	73	30,884,550	2.91
10.501 - 10.750	93	40,326,728	3.80
10.751 - 11.000	186	85,830,671	8.09
11.001 - 11.250	309	164,166,218	15.47
11.251 - 11.500	492	224,070,697	21.11
11.501 - 11.750	450	183,876,785	17.32
11.751 - 12.000	402	147,567,858	13.90
12.001 - 12.250	178	59,409,471	5.60
12.251 - 12.500	87	28,096,074	2.65
12.501 - 12.750	54	20,300,991	1.91
12.751 - 13.000	39	12,150,198	1.14
13.001 - 13.250	16	4,446,215	0.42
13.251 - 13.500	10	4,935,513	0.46
13.501 - 13.750	7	1,649,282	0.16
13.751 - 14.000	1	250,400	0.02
15.501 - 15.750	1	691,047	0.07
Total :	2,513	$1,061,486,853	100.00%

Periodic Rate Cap of the Mortgage Loans in Loan Group II

Periodic Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1.000	111	$36,164,608	3.41%
2.000	2,401	1,025,126,245	96.57
2.250	1	196,000	0.02
Total :	2,513	$1,061,486,853	100.00%

Initial Rate Cap of the Mortgage Loans in Loan Group II

Initial Rate Cap (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
2.000	16	$5,244,711	0.49%
3.000	5	2,297,161	0.22
5.000	2,109	937,976,829	88.36
5.125	1	234,000	0.02
6.000	382	115,734,152	10.90
Total :	2,513	$1,061,486,853	100.00%

Gross Margin of the Mortgage Loans in Loan Group II

Gross Margin (%)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0.000 - 1.500	1	$691,047	0.07%
2.001 - 2.500	1,825	805,761,573	75.91
2.501 - 3.000	652	241,171,740	22.72
3.001 - 3.500	29	11,479,784	1.08
4.001 - 4.500	1	251,955	0.02
5.001 - 5.500	1	171,954	0.02
5.501 - 6.000	3	1,540,184	0.15
6.501 - 7.000	1	418,616	0.04
Total :	2,513	$1,061,486,853	100.00%

Interest Only Term of the Mortgage Loans in Loan Group II

Interest Only Term	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	313	$116,656,176	10.99%
0 Months	313	116,656,176	10.99
Y	2,200	944,830,677	89.01
60 Months	532	217,793,830	20.52
84 Months	185	73,821,980	6.95
120 Months	1,483	653,214,867	61.54
Total :	2,513	$1,061,486,853	100.00%

Original Prepayment Penalty of the Mortgage Loans in Loan Group II

Original Prepayment Penalty (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
N	1,986	$830,143,671	78.21%
0 Months	1,986	830,143,671	78.21
Y	527	231,343,182	21.79
12 Months	174	99,281,329	9.35
24 Months	4	1,872,911	0.18
36 Months	280	97,214,605	9.16
6 Months	3	1,342,092	0.13
60 Months	66	31,632,245	2.98
Total :	2,513	$1,061,486,853	100.00%

Rate Adjustment Frequency of the Mortgage Loans in Loan Group II

Rate Adjustment Frequency (Months)	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
6	294	$86,730,296	8.17%
12	2,219	974,756,557	91.83
Total :	2,513	$1,061,486,853	100.00%

Loan Type of the Mortgage Loans in Loan Group II

Loan Type	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
10/20	210	$80,056,613	7.54%
5/25	1,722	726,018,929	68.40
7/23	581	255,411,311	24.06
Total :	2,513	$1,061,486,853	100.00%

Lien Priority of the Mortgage Loans in Loan Group II

Lien Priority	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
1	2,513	$1,061,486,853	100.00%
Total :	2,513	$1,061,486,853	100.00%

Balloon Mortgage Loans in Loan Group II

Balloon	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
No	2,513	$1,061,486,853	100.00%
Total :	2,513	$1,061,486,853	100.00%

Historical Delinquency of the Mortgage Loans in Loan Group II

Historical Delinquency	Number of Mortgage Loans	Current Principal Balance as of August 1, 2007	Percentage of Current Principal Balance
0 x 30 Days	2,426	$1,026,664,739	96.72%
1 x 30 Days	48	18,549,271	1.75
1 x 60 Days	20	9,743,542	0.92
1 x 90 Days	6	2,200,772	0.21
2 x 30 Days	11	3,812,528	0.36
2 x 60 Days	2	516,000	0.05
Total :	2,513	$1,061,486,853	100.00%

Exhibit 2                      Servicer Disclosure

The Master Servicer

Wells Fargo Bank, National Association (“Wells Fargo Bank”) will act as Master Servicer and as Securities Administrator under the Agreement.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $540 billion in assets and 158,000 employees as of June 30, 2007, Wells Fargo & Company is a U.S. bank holding company providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The Depositor, the Sponsor and the Servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

The Master Servicer is responsible for the aggregation of monthly Servicer reports and remittances and for the oversight of the performance of the Servicer under the terms of the Servicing Agreement.  In particular, the Master Servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the Servicer.  The Master Servicer also reviews the servicing of defaulted loans for compliance with the terms of the Agreement. In addition, upon the occurrence of certain Servicer events of default under the terms of the Servicing Agreement, the Master Servicer may be required to enforce certain remedies on behalf of the Issuing Entity against such defaulting Servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as Master Servicer for approximately 1,646 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $846,202,000,000.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Issuing Entity.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity.  The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

Exhibit 3                      Sponsor, Depositor and Securities Administrator Disclosure

The Sponsor

EMC Mortgage Corporation, referred to herein as EMC or the Sponsor, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the Depositor and the Underwriter.  The Sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The Sponsor commenced operation in Texas on October 9, 1990.

The Sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, Texas 75067.  Its telephone number is (214) 626-3800.

Since its inception in 1990, the Sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The Sponsor is one of the United States’ largest purchasers of scratch and dent and sub-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the Sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the Sponsor’s underwriting guidelines or the related originator’s underwriting guidelines that are acceptable to the Sponsor.

Subsequent to purchase by the Sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The Sponsor has been securitizing residential mortgage loans since 1999.  The following table describes size, composition and growth of the Sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006		June 30, 2007
Loan Type	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans	Number	Total Portfolio of Loans
Alt-A ARM	44,821	$11,002,497,283.49	73,638	$19,087,119,981.75	61,738	$18,656,292,603.55	7,138	$2,494,803,672.06
Alt-A Fixed	15,344	4,005,790,504.28	17,294	3,781,150,218.13	11,514	2,752,302,975.51	8,236	2,075,303,106.07
HELOC	-	-	9,309	509,391,438.93	18,730	1,280,801,433.05	15,042	1,017,791,517.28
Prime ARM	30,311	11,852,710,960.78	27,384	13,280,407,388.92	7,050	3,481,137,519.89	7,682	3,862,873,812.85
Prime Fixed	1,035	509,991,605.86	3,526	1,307,685,538.44	6,268	1,313,449,131.86	1,972	1,010,954,509.35
Prime Short Duration ARM (incl. Neg-Am ARM)	23,326	7,033,626,375.35	38,819	14,096,175,420.37	61,973	23,396,979,620.82	22,178	8,446,018,065.76
Reperforming	2,802	311,862,677.46	2,877	271,051,465.95	1,084	115,127,847.83	-	-
Seconds	14,842	659,832,093.32	114,899	5,609,656,263.12	116,576	6,697,082,133.33	24,405	1,600,581,704.33
SubPrime	98,426	13,051,338,552.19	101,156	16,546,152,274.44	60,796	11,394,775,124.07	29,857	6,488,993,035.10
Totals	230,907	$48,427,650,052.73	388,902	$74,488,789,990.05	345,729	$69,087,948,389.91	116,510	$26,997,319,422.80

With respect to some of the securitizations organized by the Sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the Offered Certificates, from the certificates with the highest credit rating to the one with the lowest rating.  In addition, with respect to one securitization organized by the Sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

The Sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the Sponsor’s business and servicing practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC’s inquiry.

The Depositor

Structured Asset Mortgage Investments II Inc., referred to herein as the Depositor, was formed in the state of Delaware on  June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  As of June 30, 2007, the Depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of approximately $153,129,931,188.  In conjunction with the Sponsor’s acquisition of the mortgage loans, the Depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

After issuance and registration of the securities contemplated in this prospectus supplement and any supplement hereto, the Depositor will have no significant duties or responsibilities with respect to the pool assets or the securities.

The Depositor’s principal executive offices are located at 383 Madison Avenue, New York, New York 10179.  Its telephone number is (212) 272-2000.

The Securities Administrator

Under the terms of the Agreement, Wells Fargo Bank is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As Securities Administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing entity.  Wells Fargo Bank has been engaged in the business of Securities Administration since June 30, 1995.  As of June 30, 2007, Wells Fargo Bank was acting as securities administrator with respect to more than $1,112,082,000,000 of outstanding residential mortgage-backed securities.

The Securities Administrator shall serve as certificate registrar and paying agent.  The Securities Administrator’s office for notices under the Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Exhibit 4                      Monthly Statements to Certificateholders

Bear Stearns ARM Trust
Mortgage-Backed Notes

Distribution Date:       8/27/2007

Bear Stearns ARM Trust
Mortgage-Backed Notes
Series 2007-2

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660

                                         Certificateholder Distribution Summary

         Class                     CUSIP           Record         Certificate            Beginning             Interest
                                                     Date        Pass-Through          Certificate         Distribution
                                                                         Rate              Balance

         I-A-1                 07401EAA7       07/31/2007            5.00000%       154,064,300.67           641,934.59
         I-A-2                 07401EAB5       07/31/2007            5.00000%        10,504,249.03            43,767.70
         II-A-1                07401EAC3       07/31/2007            5.87500%       493,888,615.33         2,417,996.35
         II-A-2                07401EAD1       07/31/2007            5.87500%        33,673,706.67           164,860.86
        III-A-1                07401EAE9       07/31/2007            5.87500%       227,273,858.19         1,112,694.93
        III-A-2                07401EAF6       07/31/2007            5.87500%        15,496,102.34            75,866.33
         IV-A-1                07401EAG4       07/31/2007            6.00000%        70,725,961.27           353,629.81
         IV-A-2                07401EAH2       07/31/2007            6.00000%         4,821,777.16            24,108.89
           X                   07401EAR0       07/31/2007            0.37647%                 0.00           317,002.74
          B-1                  07401EAJ8       07/31/2007            6.11869%        36,397,542.70           185,587.67
          B-2                  07401EAK5       07/31/2007            6.11869%         9,778,802.47            49,861.20
          B-3                  07401EAL3       07/31/2007            6.11869%         7,062,135.16            36,009.17
          B-4                  07401EAM1       07/31/2007            6.11869%         4,889,401.24            24,930.60
          B-5                  07401EAN9       07/31/2007            6.11869%         3,802,534.34            19,388.77
          B-6                  07401EAP4       07/31/2007            6.11869%         3,258,827.82            16,616.46

Totals                                                                            1,075,637,814.39         5,484,256.07

                                   Certificateholder Distribution Summary (continued)

         Class                   Principal           Current               Ending                Total        Cumulative
                              Distribution          Realized          Certificate         Distribution          Realized
                                                        Loss              Balance                                 Losses

         I-A-1                2,302,180.77              0.00       151,762,119.90         2,944,115.36              0.00
         I-A-2                  156,964.85              0.00        10,347,284.18           200,732.55              0.00
         II-A-1               7,754,124.68              0.00       486,134,490.65        10,172,121.03              0.00
         II-A-2                 528,682.20              0.00        33,145,024.47           693,543.06              0.00
        III-A-1               2,820,150.60              0.00       224,453,707.58         3,932,845.53              0.00
        III-A-2                 192,284.95              0.00        15,303,817.39           268,151.28              0.00
         IV-A-1                 363,772.69              0.00        70,362,188.58           717,402.50              0.00
         IV-A-2                  24,800.38              0.00         4,796,976.78            48,909.27              0.00
           X                          0.00              0.00                 0.00           317,002.74              0.00
          B-1                     4,466.80              0.00        36,393,075.90           190,054.47              0.00
          B-2                     1,200.08              0.00         9,777,602.39            51,061.28              0.00
          B-3                       866.68              0.00         7,061,268.48            36,875.85              0.00
          B-4                       600.04              0.00         4,888,801.20            25,530.64              0.00
          B-5                       466.66              0.00         3,802,067.68            19,855.43              0.00
          B-6                       399.93              0.00         3,258,427.89            17,016.39              0.10

Totals                       14,150,961.31              0.00     1,061,486,853.07        19,635,217.38              0.10

As Master Servicer, Wells Fargo Bank, N.A. has independently calculated collateral information based on loan level data received from external parties, which may include the Servicers, Issuer and other parties to the transaction. Wells Fargo Bank, N.A.
expressly disclaims any responsibility for the accuracy or completeness of information furnished to it by those third parties.

All Record Dates are based upon the governing documents and logic set forth as of closing.

                                             Principal Distribution Statement

         Class                      Original           Beginning            Scheduled        UnScheduled         Accretion
                                        Face         Certificate            Principal          Principal
                                      Amount             Balance         Distribution       Distribution

         I-A-1                155,498,000.00      154,064,300.67            58,071.02       2,244,109.75              0.00
         I-A-2                 10,602,000.00       10,504,249.03             3,959.34         153,005.51              0.00
         II-A-1               499,261,000.00      493,888,615.33            32,545.10       7,721,579.58              0.00
         II-A-2                34,040,000.00       33,673,706.67             2,218.95         526,463.25              0.00
        III-A-1               229,619,000.00      227,273,858.19            17,215.91       2,802,934.69              0.00
        III-A-2                15,656,000.00       15,496,102.34             1,173.82         191,111.13              0.00
         IV-A-1                71,844,000.00       70,725,961.27             8,326.34         355,446.35              0.00
         IV-A-2                 4,898,000.00        4,821,777.16               567.65          24,232.73              0.00
           X                            0.00                0.00                 0.00               0.00              0.00
          B-1                  36,402,000.00       36,397,542.70             4,466.80               0.00              0.00
          B-2                   9,780,000.00        9,778,802.47             1,200.08               0.00              0.00
          B-3                   7,063,000.00        7,062,135.16               866.68               0.00              0.00
          B-4                   4,890,000.00        4,889,401.24               600.04               0.00              0.00
          B-5                   3,803,000.00        3,802,534.34               466.66               0.00              0.00
          B-6                   3,259,227.00        3,258,827.82               399.93               0.00              0.00

Totals                      1,086,615,227.00    1,075,637,814.39           132,078.32      14,018,882.99              0.00

                                          Principal Distribution Statement (continued)

         Class                    Realized             Total               Ending                    Ending                Total
                                      Loss         Principal          Certificate               Certificate            Principal
                                                   Reduction              Balance                Percentage         Distribution

         I-A-1                        0.00      2,302,180.77       151,762,119.90                0.97597474         2,302,180.77
         I-A-2                        0.00        156,964.85        10,347,284.18                0.97597474           156,964.85
         II-A-1                       0.00      7,754,124.68       486,134,490.65                0.97370812         7,754,124.68
         II-A-2                       0.00        528,682.20        33,145,024.47                0.97370812           528,682.20
        III-A-1                       0.00      2,820,150.60       224,453,707.58                0.97750494         2,820,150.60
        III-A-2                       0.00        192,284.95        15,303,817.39                0.97750494           192,284.95
         IV-A-1                       0.00        363,772.69        70,362,188.58                0.97937460           363,772.69
         IV-A-2                       0.00         24,800.38         4,796,976.78                0.97937460            24,800.38
           X                          0.00              0.00                 0.00                0.00000000                 0.00
          B-1                         0.00          4,466.80        36,393,075.90                0.99975485             4,466.80
          B-2                         0.00          1,200.08         9,777,602.39                0.99975485             1,200.08
          B-3                         0.00            866.68         7,061,268.48                0.99975485               866.68
          B-4                         0.00            600.04         4,888,801.20                0.99975485               600.04
          B-5                         0.00            466.66         3,802,067.68                0.99975485               466.66
          B-6                         0.00            399.93         3,258,427.89                0.99975482               399.93

Totals                                0.00     14,150,961.31     1,061,486,853.07                0.97687463        14,150,961.31

                                            Principal Distribution Factors Statement

         Class                    Original             Beginning              Scheduled           UnScheduled          Accretion
                                      Face           Certificate              Principal             Principal
                                    Amount               Balance           Distribution          Distribution

         I-A-1              155,498,000.00          990.77995003             0.37345188           14.43175957         0.00000000
         I-A-2               10,602,000.00          990.77995001             0.37345218           14.43175910         0.00000000
         II-A-1             499,261,000.00          989.23932638             0.06518655           15.46601793         0.00000000
         II-A-2              34,040,000.00          989.23932638             0.06518655           15.46601792         0.00000000
        III-A-1             229,619,000.00          989.78681289             0.07497598           12.20689355         0.00000000
        III-A-2              15,656,000.00          989.78681272             0.07497573           12.20689384         0.00000000
         IV-A-1              71,844,000.00          984.43796657             0.11589472            4.94747439         0.00000000
         IV-A-2               4,898,000.00          984.43796652             0.11589424            4.94747448         0.00000000
           X                          0.00            0.00000000             0.00000000            0.00000000         0.00000000
          B-1                36,402,000.00          999.87755343             0.12270754            0.00000000         0.00000000
          B-2                 9,780,000.00          999.87755317             0.12270757            0.00000000         0.00000000
          B-3                 7,063,000.00          999.87755345             0.12270706            0.00000000         0.00000000
          B-4                 4,890,000.00          999.87755419             0.12270757            0.00000000         0.00000000
          B-5                 3,803,000.00          999.87755456             0.12270839            0.00000000         0.00000000
          B-6                 3,259,227.00          999.87752311             0.12270701            0.00000000         0.00000000

                                      Principal Distribution Factors Statement (continued)

         Class                  Realized                 Total                 Ending               Ending                 Total
                                    Loss             Principal            Certificate          Certificate             Principal
                                                     Reduction                Balance           Percentage          Distribution

         I-A-1                0.00000000           14.80521145           975.97473858           0.97597474           14.80521145
         I-A-2                0.00000000           14.80521128           975.97473873           0.97597474           14.80521128
         II-A-1               0.00000000           15.53120448           973.70812190           0.97370812           15.53120448
         II-A-2               0.00000000           15.53120447           973.70812192           0.97370812           15.53120447
        III-A-1               0.00000000           12.28186953           977.50494332           0.97750494           12.28186953
        III-A-2               0.00000000           12.28186957           977.50494315           0.97750494           12.28186957
         IV-A-1               0.00000000            5.06336911           979.37459746           0.97937460            5.06336911
         IV-A-2               0.00000000            5.06336872           979.37459780           0.97937460            5.06336872
           X                  0.00000000            0.00000000             0.00000000           0.00000000            0.00000000
          B-1                 0.00000000            0.12270754           999.75484589           0.99975485            0.12270754
          B-2                 0.00000000            0.12270757           999.75484560           0.99975485            0.12270757
          B-3                 0.00000000            0.12270706           999.75484638           0.99975485            0.12270706
          B-4                 0.00000000            0.12270757           999.75484663           0.99975485            0.12270757
          B-5                 0.00000000            0.12270839           999.75484617           0.99975485            0.12270839
          B-6                 0.00000000            0.12270701           999.75481610           0.99975482            0.12270701

NOTE: All classes per $1,000 denomination.

                                                 Interest Distribution Statement

         Class                Accrual         Accrual        Current         Beginning             Current            Payment of
                               Dates           Days      Certificate      Certificate/             Accrued        Unpaid Interest
                                                                Rate          Notional            Interest          Shortfall (1)
                                                                               Balance

         I-A-1           07/01/07 - 07/30/07    30          5.00000%    154,064,300.67          641,934.59                   0.00
         I-A-2           07/01/07 - 07/30/07    30          5.00000%     10,504,249.03           43,767.70                   0.00
         II-A-1          07/01/07 - 07/30/07    30          5.87500%    493,888,615.33        2,417,996.35                   0.00
         II-A-2          07/01/07 - 07/30/07    30          5.87500%     33,673,706.67          164,860.86                   0.00
        III-A-1          07/01/07 - 07/30/07    30          5.87500%    227,273,858.19        1,112,694.93                   0.00
        III-A-2          07/01/07 - 07/30/07    30          5.87500%     15,496,102.34           75,866.33                   0.00
         IV-A-1          07/01/07 - 07/30/07    30          6.00000%     70,725,961.27          353,629.81                   0.00
         IV-A-2          07/01/07 - 07/30/07    30          6.00000%      4,821,777.16           24,108.89                   0.00
           X             07/01/07 - 07/30/07    30          0.37647%  1,010,448,570.66          317,002.74                   0.00
          B-1            07/01/07 - 07/30/07    30          6.11869%     36,397,542.70          185,587.67                   0.00
          B-2            07/01/07 - 07/30/07    30          6.11869%      9,778,802.47           49,861.20                   0.00
          B-3            07/01/07 - 07/30/07    30          6.11869%      7,062,135.16           36,009.17                   0.00
          B-4            07/01/07 - 07/30/07    30          6.11869%      4,889,401.24           24,930.60                   0.00
          B-5            07/01/07 - 07/30/07    30          6.11869%      3,802,534.34           19,388.77                   0.00
          B-6            07/01/07 - 07/30/07    30          6.11869%      3,258,827.82           16,616.46                   0.00

Totals                                                                                        5,484,256.07                   0.00

                                          Interest Distribution Statement (continued)

         Class                     Current       Non-Supported              Total           Remaining                   Ending
                                  Interest            Interest           Interest     Unpaid Interest             Certificate/
                              Shortfall(1)           Shortfall       Distribution        Shortfall(1)                 Notional
                                                                                                                       Balance

         I-A-1                        0.00                0.00         641,934.59                0.00           151,762,119.90
         I-A-2                        0.00                0.00          43,767.70                0.00            10,347,284.18
         II-A-1                       0.00                0.00       2,417,996.35                0.00           486,134,490.65
         II-A-2                       0.00                0.00         164,860.86                0.00            33,145,024.47
        III-A-1                       0.00                0.00       1,112,694.93                0.00           224,453,707.58
        III-A-2                       0.00                0.00          75,866.33                0.00            15,303,817.39
         IV-A-1                       0.00                0.00         353,629.81                0.00            70,362,188.58
         IV-A-2                       0.00                0.00          24,108.89                0.00             4,796,976.78
           X                          0.00                0.00         317,002.74                0.00           996,305,609.54
          B-1                         0.00                0.00         185,587.67                0.00            36,393,075.90
          B-2                         0.00                0.00          49,861.20                0.00             9,777,602.39
          B-3                         0.00                0.00          36,009.17                0.00             7,061,268.48
          B-4                         0.00                0.00          24,930.60                0.00             4,888,801.20
          B-5                         0.00                0.00          19,388.77                0.00             3,802,067.68
          B-6                         0.00                0.00          16,616.46                0.00             3,258,427.89

Totals                                0.00                0.00       5,484,256.07                0.00

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

                                             Interest Distribution Factors Statement

         Class                      Original        Current               Beginning                Current           Payment of
                                        Face    Certificate             Certificate/               Accrued       Unpaid Interest
                                      Amount           Rate                 Notional              Interest         Shortfall (1)
                                                                             Balance

         I-A-1                155,498,000.00       5.00000%             990.77995003            4.12824982            0.00000000
         I-A-2                 10,602,000.00       5.00000%             990.77995001            4.12824939            0.00000000
         II-A-1               499,261,000.00       5.87500%             989.23932638            4.84315088            0.00000000
         II-A-2                34,040,000.00       5.87500%             989.23932638            4.84315100            0.00000000
        III-A-1               229,619,000.00       5.87500%             989.78681289            4.84583127            0.00000000
        III-A-2                15,656,000.00       5.87500%             989.78681272            4.84583099            0.00000000
         IV-A-1                71,844,000.00       6.00000%             984.43796657            4.92218988            0.00000000
         IV-A-2                 4,898,000.00       6.00000%             984.43796652            4.92219069            0.00000000
           X                            0.00       0.37647%             989.26058740            0.31035554            0.00000000
          B-1                  36,402,000.00       6.11869%             999.87755343            5.09828224            0.00000000
          B-2                   9,780,000.00       6.11869%             999.87755317            5.09828221            0.00000000
          B-3                   7,063,000.00       6.11869%             999.87755345            5.09828260            0.00000000
          B-4                   4,890,000.00       6.11869%             999.87755419            5.09828221            0.00000000
          B-5                   3,803,000.00       6.11869%             999.87755456            5.09828293            0.00000000
          B-6                   3,259,227.00       6.11869%             999.87752311            5.09828251            0.00000000

                                        Interest Distribution Factors Statement (continued)

         Class                     Current         Non-Supported                Total      Remaining Unpaid                Ending
                                  Interest              Interest             Interest              Interest           Certificate/
                              Shortfall(1)             Shortfall         Distribution          Shortfall(1)               Notional
                                                                                                                           Balance

         I-A-1                  0.00000000            0.00000000           4.12824982            0.00000000           975.97473858
         I-A-2                  0.00000000            0.00000000           4.12824939            0.00000000           975.97473873
         II-A-1                 0.00000000            0.00000000           4.84315088            0.00000000           973.70812190
         II-A-2                 0.00000000            0.00000000           4.84315100            0.00000000           973.70812192
        III-A-1                 0.00000000            0.00000000           4.84583127            0.00000000           977.50494332
        III-A-2                 0.00000000            0.00000000           4.84583099            0.00000000           977.50494315
         IV-A-1                 0.00000000            0.00000000           4.92218988            0.00000000           979.37459746
         IV-A-2                 0.00000000            0.00000000           4.92219069            0.00000000           979.37459780
           X                    0.00000000            0.00000000           0.31035554            0.00000000           975.41418845
          B-1                   0.00000000            0.00000000           5.09828224            0.00000000           999.75484589
          B-2                   0.00000000            0.00000000           5.09828221            0.00000000           999.75484560
          B-3                   0.00000000            0.00000000           5.09828260            0.00000000           999.75484638
          B-4                   0.00000000            0.00000000           5.09828221            0.00000000           999.75484663
          B-5                   0.00000000            0.00000000           5.09828293            0.00000000           999.75484617
          B-6                   0.00000000            0.00000000           5.09828251            0.00000000           999.75481610

(1) Amount also includes Coupon Cap or Basis Risk Shortfalls, if applicable.

NOTE: All classes per $1,000 denomination.

                                        Certificateholder Account Statement

                                                CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               18,836,418.93
     Reserve Funds and Credit Enhancements                                                                     0.00
     Proceeds from Repurchased Loans                                                                     863,838.96
     Servicer Advances                                                                                   149,213.21
     Gains & Subsequent Recoveries (Realized Losses)                                                           0.00
Total Deposits                                                                                        19,849,471.10

Withdrawals
     Reserve Funds and Credit Enhancements                                                                     0.00
     Total Administration Fees                                                                           214,253.72
     Payment of Interest and Principal                                                                19,635,217.38
Total Withdrawals (Pool Distribution Amount)                                                          19,849,471.10

Ending Balance                                                                                                 0.00

Servicer Advances are calculated as delinquent scheduled principal and interest.

                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                      0.00
Servicing Fee Support                                                                                0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                              0.00

                                        ADMINISTRATION FEES

Gross Servicing Fee*                                                                    212,552.86
Lender Paid Mortgage Insurance**                                                          1,700.86
Supported Prepayment/Curtailment Interest Shortfall                                           0.00

Total Administration Fees                                                               214,253.72

*Servicer Payees include: COUNTRYWIDE HOME LOANS SERVICING LP; WELLS FARGO BANK, N.A.

NOTE: **Lender Paid Mortgage Insurance - PMI

                                                   Reserve and Guaranty Funds

                                       Account Name           Beginning             Current           Current             Ending
                                                                Balance         Withdrawals          Deposits            Balance

                                      Reserve Fund*                0.00       19,635,217.38     19,635,217.38               0.00

NOTE: *Wells Fargo Bank, N.A. as Securities Administrator for the benefit of holders of Bear Stearns Arm Trust 2007-2,
Mortgage-Backed Notes, Series 2007-2.

                                                          Collateral Statement

Group                                                                    Group I                            Group II
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            5.596412                            6.468052
 Weighted Average Net Rate                                               5.346835                            6.231242
 Weighted Average Pass-Through Rate                                      5.346835                            6.228761
 Weighted Average Remaining Term                                              339                                 351
 Principal And Interest Constant                                       882,946.12                        3,064,057.53
 Beginning Loan Count                                                         499                               1,246
 Loans Paid in Full                                                             5                                  18
 Ending Loan Count                                                            494                               1,228
 Beginning Scheduled Balance                                       175,166,732.23                      561,600,387.27
 Ending Scheduled Balance                                          172,703,591.87                      553,315,337.43
 Actual Ending Collateral Balance                                  172,757,269.67                      553,342,404.43
 Scheduled Principal                                                    66,025.10                           37,007.01
 Unscheduled Principal                                               2,397,115.26                        8,248,042.83
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                    816,921.02                        3,027,050.52
 Servicing Fees                                                         36,431.39                          110,827.22
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                   0.00                            1,161.25
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                          780,489.63                        2,915,062.05
 Realized Loss Amount                                                        0.00                                0.00
 Cumulative Realized Loss                                                    0.00                                0.00
 Percentage of Cumulative Losses                                           0.0000                              0.0000
 Special Servicing Fee                                                       0.00                                0.00

                                                          Collateral Statement

Group                                                                  Group III                            Group IV
 Collateral Description                                                 Mixed ARM                           Mixed ARM
 Weighted Average Coupon Rate                                            6.487257                            6.824184
 Weighted Average Net Rate                                               6.261885                            6.574184
 Weighted Average Pass-Through Rate                                      6.259379                            6.574184
 Weighted Average Remaining Term                                              353                                 351
 Principal And Interest Constant                                     1,416,632.94                          466,951.22
 Beginning Loan Count                                                         586                                 212
 Loans Paid in Full                                                             5                                   2
 Ending Loan Count                                                            581                                 210
 Beginning Scheduled Balance                                       258,424,932.13                       80,445,762.75
 Ending Scheduled Balance                                          255,411,310.72                       80,056,613.05
 Actual Ending Collateral Balance                                  255,425,857.75                       80,064,629.74
 Scheduled Principal                                                    19,575.59                            9,470.62
 Unscheduled Principal                                               2,994,045.82                          379,679.08
 Negative Amortized Principal                                                0.00                                0.00
 Scheduled Interest                                                  1,397,057.35                          457,480.60
 Servicing Fees                                                         48,534.72                           16,759.53
 Master Servicing Fees                                                       0.00                                0.00
 Trustee Fee                                                                 0.00                                0.00
 FRY Amount                                                                  0.00                                0.00
 Special Hazard Fee                                                          0.00                                0.00
 Other Fee                                                                 539.61                                0.00
 Pool Insurance Fee                                                          0.00                                0.00
 Spread 1                                                                    0.00                                0.00
 Spread 2                                                                    0.00                                0.00
 Spread 3                                                                    0.00                                0.00
 Net Interest                                                        1,347,983.02                          440,721.07
 Realized Loss Amount                                                        0.00                                0.00
 Cumulative Realized Loss                                                    0.00                                0.00
 Percentage of Cumulative Losses                                           0.0000                              0.0000
 Special Servicing Fee                                                       0.00                                0.00

                                                          Collateral Statement

Group                                                                      Total
 Collateral Description                                                 Mixed ARM
 Weighted Average Coupon Rate                                            6.357355
 Weighted Average Net Rate                                               6.120227
 Weighted Average Pass-Through Rate                                      6.118330
 Weighted Average Remaining Term                                              350
 Principal And Interest Constant                                     5,830,587.81
 Beginning Loan Count                                                       2,543
 Loans Paid in Full                                                            30
 Ending Loan Count                                                          2,513
 Beginning Scheduled Balance                                     1,075,637,814.38
 Ending Scheduled Balance                                        1,061,486,853.07
 Actual Ending Collateral Balance                                1,061,590,161.59
 Scheduled Principal                                                   132,078.32
 Unscheduled Principal                                              14,018,882.99
 Negative Amortized Principal                                                0.00
 Scheduled Interest                                                  5,698,509.49
 Servicing Fees                                                        212,552.86
 Master Servicing Fees                                                       0.00
 Trustee Fee                                                                 0.00
 FRY Amount                                                                  0.00
 Special Hazard Fee                                                          0.00
 Other Fee                                                               1,700.86
 Pool Insurance Fee                                                          0.00
 Spread 1                                                                    0.00
 Spread 2                                                                    0.00
 Spread 3                                                                    0.00
 Net Interest                                                        5,484,255.77
 Realized Loss Amount                                                        0.00
 Cumulative Realized Loss                                                    0.00
 Percentage of Cumulative Losses                                           0.0000
 Special Servicing Fee                                                       0.00

                            Additional Reporting - Deal Level

                                 Trigger Event Reporting

Shifting Interest/Delinquency Loss Trigger
     Trigger Result                                                                  Pass
Delinquency Trigger
     Trigger Result                                                                  Pass
     Threshold Value                                                           50.000000%
     Calculated Value                                                           7.716238%
Cumulative Loss Trigger
     Trigger Result                                                                  Pass
     Threshold Value                                                           30.000000%
     Calculated Value                                                           0.000000%
Two Times Delinquency Trigger
     Trigger Result                                                                  Pass
     Threshold Value                                                           50.000000%
     Calculated Value                                                           7.716238%
Two Times Cumulative Loss Trigger
     Trigger Result                                                                  Pass
     Threshold Value                                                           20.000000%
     Calculated Value                                                           0.000000%
Subordinate Two Times Delinquency/Loss Trigger
     Trigger Result                                                                  Pass

                                      Additional Reporting - Group Level

                                            Informational Reporting

        Group I
           Group I Average Loss Severity %                                                  0.000000%

        Group II
           Group II Average Loss Severity %                                                 0.000000%

        Group III
           Group III Average Loss Severity %                                                0.000000%

        Group IV
           Group IV Average Loss Severity %                                                 0.000000%

                               Delinquency Status - MBA Delinquency Calculation Method

             DELINQUENT          BANKRUPTCY           FORECLOSURE         REO                  Total
             ----------          ----------           -----------         ---                  -----

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Scheduled Balance   Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                        1                    0                   0                    1
                                 650,873.26           0.00                0.00                 650,873.26

30 Days      44                  0                    0                   0                    44
             16,836,831.22       0.00                 0.00                0.00                 16,836,831.22

60 Days      20                  0                    0                   0                    20
             9,051,542.29        0.00                 0.00                0.00                 9,051,542.29

90 Days      6                   0                    0                   0                    6
             2,200,772.49        0.00                 0.00                0.00                 2,200,772.49

120 Days     0                   0                    0                   0                    0
             0.00                0.00                 0.00                0.00                 0.00

150 Days     0                   0                    0                   0                    0
             0.00                0.00                 0.00                0.00                 0.00

180+ Days    0                   0                    0                   0                    0
             0.00                0.00                 0.00                0.00                 0.00

Totals       70                  1                    0                   0                    71
             28,089,146.00       650,873.26           0.00                0.00                 28,740,019.26

             No. of Loans        No. of Loans         No. of Loans        No. of Loans         No. of Loans
             Scheduled Balance   Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                        0.039793%            0.000000%           0.000000%            0.039793%
                                 0.061317%            0.000000%           0.000000%            0.061317%

30 Days      1.750895%           0.000000%            0.000000%           0.000000%            1.750895%
             1.586155%           0.000000%            0.000000%           0.000000%            1.586155%

60 Days      0.795862%           0.000000%            0.000000%           0.000000%            0.795862%
             0.852723%           0.000000%            0.000000%           0.000000%            0.852723%

90 Days      0.238758%           0.000000%            0.000000%           0.000000%            0.238758%
             0.207329%           0.000000%            0.000000%           0.000000%            0.207329%

120 Days     0.000000%           0.000000%            0.000000%           0.000000%            0.000000%
             0.000000%           0.000000%            0.000000%           0.000000%            0.000000%

150 Days     0.000000%           0.000000%            0.000000%           0.000000%            0.000000%
             0.000000%           0.000000%            0.000000%           0.000000%            0.000000%

180+ Days    0.000000%           0.000000%            0.000000%           0.000000%            0.000000%
             0.000000%           0.000000%            0.000000%           0.000000%            0.000000%

Totals       2.785515%           0.039793%            0.000000%           0.000000%            2.825308%
             2.646208%           0.061317%            0.000000%           0.000000%            2.707525%

Please refer to CTSLink.com for a list of delinquency code descriptions.

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                     149,213.21

                                                 Delinquency Status By Group

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group I - MBA                  No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Scheduled Balance    Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        11                   0                    0                   0                    11
                               3,932,699.26         0.00                 0.00                0.00                 3,932,699.26

60 Days                        4                    0                    0                   0                    4
                               1,727,070.23         0.00                 0.00                0.00                 1,727,070.23

90 Days                        1                    0                    0                   0                    1
                               445,000.00           0.00                 0.00                0.00                 445,000.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         16                   0                    0                   0                    16
                               6,104,769.49         0.00                 0.00                0.00                 6,104,769.49

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        2.226721%            0.000000%            0.000000%           0.000000%            2.226721%
                               2.277138%            0.000000%            0.000000%           0.000000%            2.277138%

60 Days                        0.809717%            0.000000%            0.000000%           0.000000%            0.809717%
                               1.000020%            0.000000%            0.000000%           0.000000%            1.000020%

90 Days                        0.202429%            0.000000%            0.000000%           0.000000%            0.202429%
                               0.257667%            0.000000%            0.000000%           0.000000%            0.257667%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         3.238866%            0.000000%            0.000000%           0.000000%            3.238866%
                               3.534825%            0.000000%            0.000000%           0.000000%            3.534825%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group II - MBA                 No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Scheduled Balance    Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                                           1                    0                   0                    1
                                                    650,873.26           0.00                0.00                 650,873.26

30 Days                        18                   0                    0                   0                    18
                               7,297,202.13         0.00                 0.00                0.00                 7,297,202.13

60 Days                        9                    0                    0                   0                    9
                               3,378,278.06         0.00                 0.00                0.00                 3,378,278.06

90 Days                        5                    0                    0                   0                    5
                               1,755,772.49         0.00                 0.00                0.00                 1,755,772.49

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         32                   1                    0                   0                    33
                               12,431,252.68        650,873.26           0.00                0.00                 13,082,125.94

0-29 Days                                           0.081433%            0.000000%           0.000000%            0.081433%
                                                    0.117632%            0.000000%           0.000000%            0.117632%

30 Days                        1.465798%            0.000000%            0.000000%           0.000000%            1.465798%
                               1.318814%            0.000000%            0.000000%           0.000000%            1.318814%

60 Days                        0.732899%            0.000000%            0.000000%           0.000000%            0.732899%
                               0.610552%            0.000000%            0.000000%           0.000000%            0.610552%

90 Days                        0.407166%            0.000000%            0.000000%           0.000000%            0.407166%
                               0.317319%            0.000000%            0.000000%           0.000000%            0.317319%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         2.605863%            0.081433%            0.000000%           0.000000%            2.687296%
                               2.246685%            0.117632%            0.000000%           0.000000%            2.364317%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group III - MBA                No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Scheduled Balance    Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        11                   0                    0                   0                    11
                               4,826,465.61         0.00                 0.00                0.00                 4,826,465.61

60 Days                        6                    0                    0                   0                    6
                               3,346,194.00         0.00                 0.00                0.00                 3,346,194.00

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         17                   0                    0                   0                    17
                               8,172,659.61         0.00                 0.00                0.00                 8,172,659.61

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.893287%            0.000000%            0.000000%           0.000000%            1.893287%
                               1.889684%            0.000000%            0.000000%           0.000000%            1.889684%

60 Days                        1.032702%            0.000000%            0.000000%           0.000000%            1.032702%
                               1.310120%            0.000000%            0.000000%           0.000000%            1.310120%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         2.925990%            0.000000%            0.000000%           0.000000%            2.925990%
                               3.199803%            0.000000%            0.000000%           0.000000%            3.199803%

                               DELINQUENT           BANKRUPTCY           FORECLOSURE         REO                  Total
                               ----------           ----------           -----------         ---                  -----

Group IV - MBA                 No. of Loans         No. of Loans         No. of Loans        No. of Loans         No. of Loans
                               Scheduled Balance    Scheduled Balance    Scheduled Balance   Scheduled Balance    Scheduled Balance
0-29 Days                                           0                    0                   0                    0
                                                    0.00                 0.00                0.00                 0.00

30 Days                        4                    0                    0                   0                    4
                               780,464.22           0.00                 0.00                0.00                 780,464.22

60 Days                        1                    0                    0                   0                    1
                               600,000.00           0.00                 0.00                0.00                 600,000.00

90 Days                        0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

120 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

150 Days                       0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

180+ Days                      0                    0                    0                   0                    0
                               0.00                 0.00                 0.00                0.00                 0.00

Totals                         5                    0                    0                   0                    5
                               1,380,464.22         0.00                 0.00                0.00                 1,380,464.22

0-29 Days                                           0.000000%            0.000000%           0.000000%            0.000000%
                                                    0.000000%            0.000000%           0.000000%            0.000000%

30 Days                        1.904762%            0.000000%            0.000000%           0.000000%            1.904762%
                               0.974890%            0.000000%            0.000000%           0.000000%            0.974890%

60 Days                        0.476190%            0.000000%            0.000000%           0.000000%            0.476190%
                               0.749470%            0.000000%            0.000000%           0.000000%            0.749470%

90 Days                        0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

120 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

150 Days                       0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

180+ Days                      0.000000%            0.000000%            0.000000%           0.000000%            0.000000%
                               0.000000%            0.000000%            0.000000%           0.000000%            0.000000%

Totals                         2.380952%            0.000000%            0.000000%           0.000000%            2.380952%
                               1.724360%            0.000000%            0.000000%           0.000000%            1.724360%

Please refer to CTSLink.com for a list of delinquency code descriptions.

                REO Detail - All Mortgage Loans in REO during Current Period

  Summary - No REO Information to report this period.

  Group I - No REO Information to report this period.

  Group II - No REO Information to report this period.

  Group III - No REO Information to report this period.

  Group IV - No REO Information to report this period.

                  REO Loan Detail - All Mortgage Loans in REO during Current Period

                                               Month
                                                Loan            First                                               Original
                              Loan           Entered          Payment                             LTV at           Principal
       Group                Number               REO             Date           State        Origination             Balance

                                  No REO Loans this Period

              REO Loan Detail - All Mortgage Loans in REO during Current Period (continued)

                                               Current           Paid                           Current          Approximate
                              Loan           Scheduled             To          Months              Loan           Delinquent
       Group                Number             Balance           Date      Delinquent              Rate             Interest

                                        No REO Loans this Period

              Foreclosure Detail - All Mortgage Loans in Foreclosure during Current Period

  Summary - No Foreclosure Information to report this period.

  Group I - No Foreclosure Information to report this period.

  Group II - No Foreclosure Information to report this period.

  Group III - No Foreclosure Information to report this period.

  Group IV - No Foreclosure Information to report this period.

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period

                                                  Month
                                                   Loan              First                                            Original
                                  Loan          Entered            Payment                            LTV at         Principal
        Group                   Number               FC               Date          State        Origination           Balance

                                       No Foreclosure Loans this Period

           Foreclosure Loan Detail - All Mortgage Loans in Foreclosure during Current Period (continued)

                                                 Current              Paid                        Current          Approximate
                                   Loan        Scheduled                To         Months            Loan           Delinquent
        Group                    Number          Balance              Date     Delinquent            Rate             Interest

                                     No Foreclosure Loans this Period

              Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

 Summary                                                            12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                  Sep-06            0.000%
     Original Principal Balance       651,500.00                  Oct-06            0.000%
     Current Scheduled Balance        650,873.26                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance       651,500.00                  Mar-07            0.000%
     Current Scheduled Balance        650,873.26                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            0.061%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

  Group I - No Bankruptcy Information to report this period.

 Group II                                                           12 Month Bankruptcy History*
 New Bankruptcy Loans                                             Month    Bankruptcy Percentage

     Loans in Bankruptcy                       1                  Sep-06            0.000%
     Original Principal Balance       651,500.00                  Oct-06            0.000%
     Current Scheduled Balance        650,873.26                  Nov-06            0.000%
                                                                  Dec-06            0.000%
 Current Bankruptcy Total                                         Jan-07            0.000%
     Loans in Bankruptcy                       1                  Feb-07            0.000%
     Original Principal Balance       651,500.00                  Mar-07            0.000%
     Current Scheduled Balance        650,873.26                  Apr-07            0.000%
                                                                  May-07            0.000%
                                                                  Jun-07            0.000%
                                                                  Jul-07            0.000%
                                                                  Aug-07            0.118%

                                                               *The text reported in the above table is presented graphically on the monthly bond remittance report. The monthly bond
                                                               remittance report can be viewed online at www.ctslink.com.

  Group III - No Bankruptcy Information to report this period.

  Group IV - No Bankruptcy Information to report this period.

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period

         Group                      Loan     Month Loan          First        State            LTV at           Original
                                  Number        Entered        Payment                     Origination         Principal
                                             Bankruptcy           Date                                           Balance

        Group II              0068495316       Aug-2007    01-Nov-2006           NV              78.02        651,500.00

           Bankruptcy Detail - All Mortgage Loans in Bankruptcy during Current Period (continued)

        Group                     Loan            Current        Paid To       Months          Current       Approximate
                                Number          Scheduled           Date    Delinquent       Loan Rate        Delinquent
                                                  Balance                                                       Interest

       Group II             0068495316         650,873.26    01-Aug-2007         (1)            6.875%          3,593.78

               Realized Loss Detail Report - Loans with Losses during Current Period

Summary
                                   # Loans              Prior          Realized            Current
                                      with             Actual       Loss/(Gain)               Loss
         Group                      Losses            Balance            Amount         Percentage

        Group I                          0               0.00              0.00             0.000%
        Group II                         0               0.00              0.00             0.000%
       Group III                         0               0.00              0.00             0.000%
        Group IV                         0               0.00              0.00             0.000%
         Total                           0               0.00              0.00             0.000%

               Realized Loss Loan Detail Report - Loans With Losses during Current Period

                                                  Original          Current
                                  Loan           Principal             Note                          LTV at         Original
       Group                    Number             Balance             Rate           State     Origination             Term

                                                    No Losses this Period

              Realized Loss Loan Detail Report - Loans With Losses during Current Period (continued)

                                                    Prior                           Cumulative
                                  Loan             Actual          Realized           Realized
       Group                    Number            Balance       Loss/(Gain)        Loss/(Gain)

                                     No Losses this Period

                                                   Realized Loss Report - Collateral

    Summary - No Realized Loss Information to report this period.

    Group I - No Realized Loss Information to report this period.

    Group II - No Realized Loss Information to report this period.

    Group III - No Realized Loss Information to report this period.

    Group IV - No Realized Loss Information to report this period.

Calculation Methodology:
Monthly Default Rate (MDR): sum(Beg Scheduled Balance of Liquidated Loans)/ sum(Beg Scheduled Balance).
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: If WAS is less than or equal to 30 then CDR / (WAS * 0.02) else if WAS is greater than 30 and less than or equal to 60 then CDR / 0.6 else if WAS is greater than 60 and less than or equal to 120 then CDR / (0.6 -
((WAS - 60) * 0.0095)) else if WAS is greater than 120 then CDR / 0.03
Cumulative Loss Severity: Sum (Realized Losses) / Sum (Ending Actual Balance for loans that have experienced a loss).

                  Prepayment Detail - Prepayments during Current Period
Summary
                                      Loans Paid In Full                               Repurchased Loans

                                             Original            Current                      Original           Current
                                            Principal          Scheduled                     Principal         Scheduled
         Group               Count            Balance            Balance      Count            Balance           Balance

        Group I                  5       2,446,400.00       2,385,592.72          0               0.00              0.00
       Group II                 18       8,193,300.00       8,180,611.07          0               0.00              0.00
       Group III                 4       2,062,900.00       2,062,849.40          1         860,000.00        859,541.26
       Group IV                  2         382,750.00         381,859.16          0               0.00              0.00
         Total                  29      13,085,350.00      13,010,912.35          1         860,000.00        859,541.26

                Prepayment Detail - Prepayments during Current Period (continued)

Summary
                                Substitution Loans                           Liquidated Loans                   Curtailments

                                        Original        Current                    Original         Current
                                       Principal      Scheduled                   Principal       Scheduled      Curtailment
       Group             Count           Balance        Balance      Count          Balance         Balance           Amount

      Group I                0              0.00           0.00          0             0.00            0.00        11,522.54
      Group II               0              0.00           0.00          0             0.00            0.00        67,794.15
     Group III               0              0.00           0.00          0             0.00            0.00        71,655.16
      Group IV               0              0.00           0.00          0             0.00            0.00       (2,078.18)
       Total                 0              0.00           0.00          0             0.00            0.00       148,893.67

                  Prepayment Loan Detail - Prepayments during Current Period
                                                                                     First          Original
                                   Loan                          LTV at            Payment         Principal        Prepayment
        Group                    Number         State       Origination               Date           Balance            Amount

       Group I               0000988540            CA              74.85       01-Nov-2005        494,000.00        493,000.00
       Group I               0001020386            CA              79.99       01-Nov-2005        333,050.00        333,050.00
       Group I               0001029856            IL              80.00       01-Nov-2005        800,000.00        740,268.21
       Group I               0040431697            CA              80.00       01-Dec-2005        473,600.00        473,600.00
       Group I               0040439394            CA              75.00       01-Dec-2005        345,750.00        345,674.51
       Group II              0068132935            NV              57.84       01-Nov-2006        107,000.00        107,000.00
       Group II              0068223346            IN              95.00       01-Nov-2006         86,743.00         85,801.51
       Group II              0068308261            AZ              95.00       01-Nov-2006        327,480.00        324,724.12
       Group II              0130982058            NV              80.00       01-Oct-2006        339,200.00        338,593.93
       Group II              0131211719            CO              75.00       01-Dec-2006        862,474.00        861,549.28
       Group II              0131223080            CA              47.52       01-Oct-2006        240,000.00        240,000.00
       Group II              0131533431            NV              80.00       01-Dec-2006        516,800.00        516,657.34
       Group II              0131821883            AZ              90.00       01-Nov-2006        185,995.00        185,994.97
       Group II              0131933505            CA              57.14       01-Nov-2006        420,000.00        419,934.11
       Group II              0131941418            AZ              95.00       01-Nov-2006        251,768.00        251,182.24
       Group II              0131984888            CA              74.99       01-Nov-2006        731,200.00        725,200.00
       Group II              0141220849            CA              77.66       01-Oct-2006        431,000.00        430,432.27
       Group II              0145342779            NV              80.00       01-Dec-2006        508,640.00        508,640.00
       Group II              0145740544            CA              79.62       01-Nov-2006        629,000.00        629,000.00
       Group II              0146373832            CA              64.52       01-Dec-2006        400,000.00        399,696.12
       Group II              0151132151            CA              80.00       01-Dec-2006        616,000.00        615,842.79
       Group II              0151325157            CA              80.00       01-Dec-2006        648,000.00        648,000.00
       Group II              0155200397            NC              80.00       01-Nov-2006        892,000.00        892,000.00
      Group III              0067499376            MO              80.00       01-Oct-2006        880,000.00        879,949.40
      Group III              0128602848            VA              70.55       01-Oct-2006        611,000.00        611,000.00
      Group III              0131223016            CA              78.18       01-Aug-2006        860,000.00        859,541.26
      Group III              0150474560            FL              35.74       01-Nov-2006        151,900.00        151,900.00
      Group III              0154849533            CA              80.00       01-Oct-2006        420,000.00        420,000.00
       Group IV              0155191125            AZ              80.00       01-Oct-2006        261,950.00        261,950.00
       Group IV              0155448129            IL              80.00       01-Nov-2006        120,800.00        119,807.26

               Prepayment Loan Detail - Prepayments during Current Period (continued)

                                                                                       Current
                                  Loan                PIF             Months              Loan        Original
        Group                   Number               Type         Delinquent              Rate            Term       Seasoning

       Group I              0000988540       Loan Paid in Full           0              5.500%             360              21
       Group I              0001020386       Loan Paid in Full           0              6.000%             360              21
       Group I              0001029856       Loan Paid in Full          (1)             5.750%             360              21
       Group I              0040431697       Loan Paid in Full           2              6.250%             360              20
       Group I              0040439394       Loan Paid in Full          (1)             6.000%             360              20
      Group II              0068132935       Loan Paid in Full          (1)             6.500%             360               9
      Group II              0068223346       Loan Paid in Full           0              6.750%             360               9
      Group II              0068308261       Loan Paid in Full           0              7.000%             360               9
      Group II              0130982058       Loan Paid in Full           0              6.500%             360              10
      Group II              0131211719       Loan Paid in Full          (1)             7.875%             360               8
      Group II              0131223080       Loan Paid in Full           0              6.750%             360              10
      Group II              0131533431       Loan Paid in Full           0              6.625%             360               8
      Group II              0131821883       Loan Paid in Full          (2)             7.000%             360               9
      Group II              0131933505       Loan Paid in Full           0              6.250%             360               9
      Group II              0131941418       Loan Paid in Full           0              7.750%             360               9
      Group II              0131984888       Loan Paid in Full           0              6.875%             360               9
      Group II              0141220849       Loan Paid in Full           0              6.500%             360              10
      Group II              0145342779       Loan Paid in Full           0              7.375%             360               8
      Group II              0145740544       Loan Paid in Full          (1)             6.625%             360               9
      Group II              0146373832       Loan Paid in Full           0              6.750%             360               8
      Group II              0151132151       Loan Paid in Full           0              6.125%             360               8
      Group II              0151325157       Loan Paid in Full           0              6.375%             360               8
      Group II              0155200397       Loan Paid in Full           0              7.125%             360               9
      Group III             0067499376       Loan Paid in Full           0              7.125%             360              10
      Group III             0128602848       Loan Paid in Full           0              6.750%             360              10
      Group III             0131223016              Repurchase           0              6.375%             360              12
      Group III             0150474560       Loan Paid in Full           0              5.500%             360               9
      Group III             0154849533       Loan Paid in Full           0              6.500%             360              10
      Group IV              0155191125       Loan Paid in Full          (1)             6.875%             360              10
      Group IV              0155448129       Loan Paid in Full           0              7.125%             360               9

                     Prepayment Penalty Detail - Prepayment Penalty Paid during Current Period

                                                                                 Prepayment            Prepayment
 Summary                                  Loan                 Prior                Penalty               Penalty
                                         Count               Balance                 Amount                Waived

 Group I                                     0                  0.00                   0.00                  0.00
 Group II                                    0                  0.00                   0.00                  0.00
 Group III                                   0                  0.00                   0.00                  0.00
 Group IV                                    0                  0.00                   0.00                  0.00
 Total                                       0                  0.00                   0.00                  0.00

               Prepayment Penalty Loan Detail - Prepayment Penalty Paid during Current Period

                                           Paid In                            Prepayment         Prepayment
                              Loan            Full             Prior             Penalty            Penalty
        Group               Number            Date           Balance              Amount             Waived

                                     No Prepayment Penalties this Period

                                                     Prepayment Rates

  Summary
     SMM                                   CPR                                      PSA

     Current Month            1.303%       Current Month             14.568%        Current Month                 656.152%
     3 Month Average          0.000%       3 Month Average            0.000%        3 Month Average                 0.000%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007          N/A           N/A                          Apr-2007          N/A           N/A
         May-2007          N/A           N/A                          May-2007          N/A           N/A
         Jun-2007          N/A           N/A                          Jun-2007          N/A           N/A
         Jul-2007      11.341%           N/A                          Jul-2007     561.329%           N/A
         Aug-2007      14.568%           N/A                          Aug-2007     656.152%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group I
     SMM                                   CPR                                      PSA

     Current Month            1.369%       Current Month             15.246%        Current Month                 359.169%
     3 Month Average          0.000%       3 Month Average            0.000%        3 Month Average                 0.000%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007          N/A           N/A                          Apr-2007          N/A           N/A
         May-2007          N/A           N/A                          May-2007          N/A           N/A
         Jun-2007          N/A           N/A                          Jun-2007          N/A           N/A
         Jul-2007       9.533%           N/A                          Jul-2007     235.764%           N/A
         Aug-2007      15.246%           N/A                          Aug-2007     359.169%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group II
     SMM                                   CPR                                      PSA

     Current Month            1.469%       Current Month             16.269%        Current Month                 885.312%
     3 Month Average          0.000%       3 Month Average            0.000%        3 Month Average                 0.000%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007          N/A           N/A                          Apr-2007          N/A           N/A
         May-2007          N/A           N/A                          May-2007          N/A           N/A
         Jun-2007          N/A           N/A                          Jun-2007          N/A           N/A
         Jul-2007      11.420%           N/A                          Jul-2007     697.936%           N/A
         Aug-2007      16.269%           N/A                          Aug-2007     885.312%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group III
     SMM                                   CPR                                      PSA

     Current Month            1.159%       Current Month             13.051%        Current Month                 728.505%
     3 Month Average          0.000%       3 Month Average            0.000%        3 Month Average                 0.000%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007          N/A           N/A                          Apr-2007          N/A           N/A
         May-2007          N/A           N/A                          May-2007          N/A           N/A
         Jun-2007          N/A           N/A                          Jun-2007          N/A           N/A
         Jul-2007      10.857%           N/A                          Jul-2007     680.629%           N/A
         Aug-2007      13.051%           N/A                          Aug-2007     728.505%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

  Group IV
     SMM                                   CPR                                      PSA

     Current Month            0.472%       Current Month              5.520%        Current Month                 296.126%
     3 Month Average          0.000%       3 Month Average            0.000%        3 Month Average                 0.000%
     12 Month Average         0.000%       12 Month Average           0.000%        12 Month Average                0.000%

                CPR: Current vs. 12mo Average*                               PSA: Current vs. 12mo Average*
          Month        Current        12mo Avg.                        Month        Current        12mo Avg.

         Sep-2006          N/A           N/A                          Sep-2006          N/A           N/A
         Oct-2006          N/A           N/A                          Oct-2006          N/A           N/A
         Nov-2006          N/A           N/A                          Nov-2006          N/A           N/A
         Dec-2006          N/A           N/A                          Dec-2006          N/A           N/A
         Jan-2007          N/A           N/A                          Jan-2007          N/A           N/A
         Feb-2007          N/A           N/A                          Feb-2007          N/A           N/A
         Mar-2007          N/A           N/A                          Mar-2007          N/A           N/A
         Apr-2007          N/A           N/A                          Apr-2007          N/A           N/A
         May-2007          N/A           N/A                          May-2007          N/A           N/A
         Jun-2007          N/A           N/A                          Jun-2007          N/A           N/A
         Jul-2007      16.098%           N/A                          Jul-2007     967.250%           N/A
         Aug-2007       5.520%           N/A                          Aug-2007     296.126%           N/A

     *The text reported in the above table is presented        *The text reported in the above table is presented
     graphically on the monthly bond remittance report. The    graphically on the monthly bond remittance report. The
     monthly bond remittance report can be viewed online at    monthly bond remittance report can be viewed online at
     www.ctslink.com.                                          www.ctslink.com.

Calculation Methodology:
Single Month Mortality (SMM):  (Partial and full prepayments + Repurchases) / (Beginning Scheduled Balance - Scheduled
Principal)
Conditional PrePayment Rate (CPR):  1 - ((1 - SMM)^12)
PSA Standard Prepayment Model:  100 * CPR / (0.2 * MIN(30,WAS))
Weighted Average Seasoning (WAS):  sum((Original Term - Remaining Term)*(Current Scheduled Balance/Deal Scheduled Principal
Balance))

                                                  Modifications

                         Beginning         Current
              Loan       Scheduled       Scheduled          Prior        Modified          Prior         Modified
            Number         Balance         Balance           Rate            Rate         Payment         Payment

                                      No Modifications this Period

                                                          Substitutions
                               Loans Repurchased                                         Loans Substituted

                         Current                                                      Current
            Loan       Scheduled       Current          Current          Loan        Scheduled       Current           Current
          Number         Balance          Rate          Payment        Number          Balance          Rate           Payment

                                                No Substitutions this Period

                              Repurchases Due to Breaches

                                 Beginning
               Loan              Scheduled              Payoff        Current            Current
             Number                Balance             Balance           Rate            Payment

                           No Repurchases Due to Breaches this Period

                                    Repurchases Due to Other

                                 Beginning
               Loan              Scheduled               Payoff        Current           Current
             Number                Balance              Balance           Rate           Payment

         0131223016             859,541.26           859,541.26         6.375%          4,566.31

Totals                          859,541.26           859,541.26

                     Interest Rate Stratification

                                Summary                                                       Group I

            Current     Number of         Outstanding    Percentage of      Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)           Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                          Balance($)

            < 3.250             0                0.00            0.000               0               0.00            0.000
     3.250    3.499             0                0.00            0.000               0               0.00            0.000
     3.500    3.749             1          388,000.00            0.037               0               0.00            0.000
     3.750    3.999             0                0.00            0.000               0               0.00            0.000
     4.000    4.249             2        1,535,907.76            0.145               2       1,535,907.76            0.889
     4.250    4.499             7        2,951,083.57            0.278               5       2,459,682.89            1.424
     4.500    4.749             6        2,879,187.39            0.271               5       2,591,187.39            1.500
     4.750    4.999            38       17,316,985.48            1.631              34      14,976,956.95            8.672
     5.000    5.249            33       15,579,852.17            1.468              26      12,152,408.88            7.037
     5.250    5.499            92       35,218,901.25            3.318              72      26,545,402.09           15.370
     5.500    5.749           124       48,480,667.75            4.567              97      35,360,513.74           20.475
     5.750    5.999           223       83,932,155.00            7.907             125      38,153,916.39           22.092
     6.000    6.249           296      141,154,037.55           13.298              69      19,506,377.89           11.295
     6.250    6.499           432      203,360,991.57           19.158              39      11,641,938.87            6.741
     6.500    6.749           472      209,999,965.13           19.784              14       5,854,139.40            3.390
     6.750    6.999           457      185,474,198.01           17.473               3         924,563.66            0.535
     7.000    7.249           177       58,183,891.72            5.481               1         699,999.96            0.405
     7.250    7.499            97       34,057,471.38            3.208               2         300,596.00            0.174
     7.500    7.749            33       14,242,630.24            1.342               0               0.00            0.000
     7.750    7.999            15        4,783,139.10            0.451               0               0.00            0.000
     8.000    8.249             5        1,079,004.00            0.102               0               0.00            0.000
     8.250    8.499             0                0.00            0.000               0               0.00            0.000
     8.500    8.749             3          868,784.00            0.082               0               0.00            0.000
  >= 8.750                      0                0.00            0.000               0               0.00            0.000
              Total         2,513    1,061,486,853.07          100.000             494     172,703,591.87          100.000

               Interest Rate Stratification (continued)

                               Group II                                                       Group III

            Current     Number of         Outstanding    Percentage of       Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)            Loans          Scheduled       Balance(%)
           Range(%)                        Balance($)                                           Balance($)

            < 3.250             0                0.00            0.000                0               0.00            0.000
     3.250    3.499             0                0.00            0.000                0               0.00            0.000
     3.500    3.749             1          388,000.00            0.070                0               0.00            0.000
     3.750    3.999             0                0.00            0.000                0               0.00            0.000
     4.000    4.249             0                0.00            0.000                0               0.00            0.000
     4.250    4.499             2          491,400.68            0.089                0               0.00            0.000
     4.500    4.749             1          288,000.00            0.052                0               0.00            0.000
     4.750    4.999             4        2,340,028.53            0.423                0               0.00            0.000
     5.000    5.249             6        2,907,498.31            0.525                1         519,944.98            0.204
     5.250    5.499            15        6,245,861.59            1.129                5       2,427,637.57            0.950
     5.500    5.749            19        9,438,010.40            1.706                8       3,682,143.61            1.442
     5.750    5.999            63       30,663,318.33            5.542               33      14,290,850.28            5.595
     6.000    6.249           152       84,246,801.67           15.226               74      36,692,082.99           14.366
     6.250    6.499           250      117,635,443.68           21.260              137      71,395,100.36           27.953
     6.500    6.749           287      133,408,888.01           24.111              126      49,263,743.41           19.288
     6.750    6.999           267      107,097,046.02           19.356              109      45,207,557.15           17.700
     7.000    7.249            85       28,324,629.53            5.119               48      16,275,312.01            6.372
     7.250    7.499            45       18,545,690.48            3.352               20       7,201,550.57            2.820
     7.500    7.749            14        7,008,679.13            1.267               15       6,130,401.11            2.400
     7.750    7.999             9        2,338,253.07            0.423                5       2,324,986.68            0.910
     8.000    8.249             5        1,079,004.00            0.195                0               0.00            0.000
     8.250    8.499             0                0.00            0.000                0               0.00            0.000
     8.500    8.749             3          868,784.00            0.157                0               0.00            0.000
  >= 8.750                      0                0.00            0.000                0               0.00            0.000
              Total         1,228      553,315,337.43          100.000              581     255,411,310.72          100.000

               Interest Rate Stratification (continued)

                               Group IV

            Current     Number of         Outstanding    Percentage of
      Interest Rate         Loans           Scheduled       Balance(%)
           Range(%)                        Balance($)

            < 3.250             0                0.00            0.000
     3.250    3.499             0                0.00            0.000
     3.500    3.749             0                0.00            0.000
     3.750    3.999             0                0.00            0.000
     4.000    4.249             0                0.00            0.000
     4.250    4.499             0                0.00            0.000
     4.500    4.749             0                0.00            0.000
     4.750    4.999             0                0.00            0.000
     5.000    5.249             0                0.00            0.000
     5.250    5.499             0                0.00            0.000
     5.500    5.749             0                0.00            0.000
     5.750    5.999             2          824,070.00            1.029
     6.000    6.249             1          708,775.00            0.885
     6.250    6.499             6        2,688,508.66            3.358
     6.500    6.749            45       21,473,194.31           26.823
     6.750    6.999            78       32,245,031.18           40.278
     7.000    7.249            43       12,883,950.22           16.094
     7.250    7.499            30        8,009,634.33           10.005
     7.500    7.749             4        1,103,550.00            1.378
     7.750    7.999             1          119,899.35            0.150
     8.000    8.249             0                0.00            0.000
     8.250    8.499             0                0.00            0.000
     8.500    8.749             0                0.00            0.000
  >= 8.750                      0                0.00            0.000
              Total           210       80,056,613.05          100.000

                                                 SUPPLEMENTAL REPORTING

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Indenture Trustee, the Master Servicer, the Servicers or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

Closing Date:
June 29, 2007.

Determination Date:
With respect to any Payment Date, the 15th day of the related month, or if the 15th day of such month is not a
Business Day, the immediately preceding Business Day.

Payment Date:
The 25th day of each month, or if such day is not a Business Day, then the next Business Day, commencing in July
2007.

Payment Account Deposit Date:
Two Business Days prior to each Payment Date.

LIBOR Business Day:
A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

Interest Determination Date:
With respect to any Payment Date (i) with respect to the Class I-A-1 Notes and Class I-A-2 Notes, in October 2010,
and semi-annually thereafter, (ii) with respect to the Class II-A-1 Notes and Class II-A-2 Notes, in October 2011,
and annually thereafter, the last LIBOR business day of the related Interest Accrual Period, (iii) with respect to the Class III-A-1 Notes and Class III-A-2 Notes, in October 2013, and annually thereafter, the last LIBOR Business
Day of the related Interest Accrual Period and (iv) with respect to the Class IV-A-1 Notes and Class IV-A-2 Notes, in October 2011, and annually thereafter, the last Business Day of the related Interest Accrual Period. Any subsequent
Interest Determination Date shall be the last Business Day of the twelfth Interest Accrual Period following the preceding Interest Determination Date.

Record Date:
With respect to any Class of Notes and the Trust Certificate and any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding such Payment Date.

Exhibit 5                      Prospectus Supplement and Prospectus

The Prospectus dated June 28, 2007, Prospectus Supplement dated June 28, 2007, as supplemented, relating to the Structured Asset Mortgage Investments II Inc., Bear Stearns ARM Trust 2007-2, Mortgage-Backed Notes, Series 2007-2, Class II-A-1, filed pursuant to Rule 424 by or on behalf of Structured Asset Mortgage Investments II Inc., file no. 333-140247-09.  These documents are available at the following link:
http://sec.gov/Archives/edgar/data/1391374/000088237707001835/d684659.htm

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Depositor

MORTGAGE PASS-THROUGH CERTIFICATES
MORTGAGE-BACKED NOTES

You should consider carefully the risk factors beginning on page 6 in this prospectus and the risk factors in the prospectus supplement.

The Offered Securities
The depositor proposes to establish one or more issuing entities to issue and sell from time to time one or more classes of offered securities, which shall be mortgage pass-through certificates or mortgage-backed notes.

The Issuing Entity
Each series of securities will be secured by an issuing entity, which will be a trust fund consisting primarily of a segregated pool of mortgage loans, including:
•	mortgage loans secured by first and junior liens on the related mortgage property;
•	home equity revolving lines of credit;
•	mortgage loans where the borrower has little or no equity in the related mortgaged property;
•	mortgage loans secured by one-to-four-family residential properties;
•
mortgage loans secured by multifamily properties, commercial properties and mixed residential and commercial properties, provided that the concentration of these properties is less than 10% of the pool;

•	manufactured housing conditional sales contracts and installment loan agreements or interests therein; and
•	mortgage securities issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies or privately issued mortgage securities;
in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement
If so specified in the related prospectus supplement, the issuing entity for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy or reserve fund, currency or interest rate exchange agreements. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization.

The securities of each series will represent interests or obligations of the issuing entity, and will not represent interests in or obligations of the sponsor, depositor, or any of their affiliates.

The offered securities may be offered to the public through different methods as described in “Methods of Distribution” in this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities offered hereby or determined that this prospectus or the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is June 28, 2007.

TABLE OF CONTENTS

INTRODUCTION
General
RISK FACTORS
THE MORTGAGE POOLS
General
The Mortgage Loans
Underwriting Standards
FICO Scores
Qualifications of Originators and Sellers
Representations by Sellers
Optional Purchase of Defaulted Mortgage
Loans
Methods of Delinquency Calculation
STATIC POOL INFORMATION
SERVICING OF MORTGAGE LOANS
General
The Master Servicer
The Servicers
Collection and Other Servicing Procedures; Mortgage Loan Modifications
Special Servicers
Realization Upon or Sale of Defaulted Mortgage Loans
Servicing and Other Compensation and
Payment of Expenses; Retained Interest
DESCRIPTION OF THE SECURITIES
General
Form of Securities
Global Securities
Exchangeable Securities
Assignment of Trust Fund Assets
Distribution Account
Distributions
Distributions of Interest and Principal on the Securities
Pre-Funding Account
Distributions on the Securities in Respect of Prepayment Premiums
Allocation of Losses and Shortfalls
Advances
Modifications
Reports to Securityholders
DESCRIPTION OF CREDIT ENHANCEMENT
General
Subordinate Securities
Cross-Collateralization
Overcollateralization
Financial Guaranty Insurance Policy
Mortgage Pool Insurance Policies
Letter of Credit
Special Hazard Insurance Policies
Reserve Funds
Cash Flow Agreements
Maintenance of Credit Enhancement
Reduction or Substitution of Credit
Enhancement
OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES
Derivatives
Purchase Obligations
DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER
General
Primary Mortgage Insurance Policies
Hazard Insurance Policies
FHA Mortgage Insurance
VA Mortgage Guaranty
THE SPONSOR
THE DEPOSITOR
THE AGREEMENTS
General
Certain Matters Regarding the Master Servicer
and the Depositor
Events of Default and Rights Upon Event of Default
Amendment
Termination; Retirement of Securities
The Securities Administrator
Duties of Securities Administrator
Some Matters Regarding the Securities Administrator
Resignation and Removal of the Securities Administrator
The Trustee
Duties of the Trustee
Some Matters Regarding the Trustee
Resignation and Removal of the Trustee
YIELD CONSIDERATIONS
MATURITY AND PREPAYMENT CONSIDERATIONS
LEGAL ASPECTS OF MORTGAGE LOANS
Mortgages
Cooperative Mortgage Loans
Tax Aspects of Cooperative Ownership
Leases and Rents
Contracts
Foreclosure on Mortgages and Some Contracts
Foreclosure on Shares of Cooperatives
Repossession with respect to Contracts
Rights of Redemption
Anti-Deficiency Legislation and Other
Limitations on Lenders
Environmental Legislation
Consumer Protection Laws
Homeownership Act and Similar State Laws
Additional Consumer Protections Laws with Respect to Contracts
Enforceability of Certain Provisions
Subordinate Financing
Installment Contracts
Applicability of Usury Laws
Alternative Mortgage Instruments
Formaldehyde Litigation with Respect to Contracts
The Servicemembers Civil Relief Act
Forfeitures in Drug and RICO Proceedings
Junior Mortgages
Negative Amortization Loans
FEDERAL INCOME TAX CONSEQUENCES
General
REMICS
Notes
Grantor Trust Funds
Taxation of Classes of Exchangeable Securities
Callable Classes
PENALTY AVOIDANCE
STATE AND OTHER TAX CONSEQUENCES
ERISA CONSIDERATIONS
Class and Statutory Exemptions
Underwriter Exemption
Insurance company general accounts
Revolving pool features
ERISA Considerations Relating to Notes
Exchangeable Securities
Tax Exempt Investors
Consultation with Counsel
LEGAL INVESTMENT MATTERS
USE OF PROCEEDS
METHODS OF DISTRIBUTION
LEGAL MATTERS
FINANCIAL INFORMATION
RATINGS
AVAILABLE INFORMATION
REPORTS TO SECURITYHOLDERS
INCORPORATION OF INFORMATION BY REFERENCE
GLOSSARY

INTRODUCTION

All capitalized terms in this prospectus are defined in the glossary at the end.

General

The mortgage pass-through certificates or mortgage-backed notes offered by this prospectus and the related prospectus supplement will be offered from time to time in series. The securities of each series will consist of the offered securities of the series, together with any other mortgage pass-through certificates or mortgage-backed notes of the series.

Each series of certificates will represent in the aggregate the entire beneficial ownership interest in, and each series of notes will represent indebtedness of, an issuing entity to be established by the depositor. Each issuing entity will consist primarily of a pool of mortgage loans or interests therein, which may include mortgage securities, acquired by the depositor from one or more affiliated or unaffiliated sellers. See “The Depositor” and “The Mortgage Pools” in this prospectus. The mortgage loans may include sub-prime mortgage loans. The issuing entity assets, may also include, if applicable, reinvestment income, reserve funds, cash accounts, swaps and other derivatives that are described in this prospectus, and various forms of credit enhancement as described in this prospectus and will be held in trust for the benefit of the related securityholders pursuant to: (1) with respect to each series of certificates, a pooling and servicing agreement or other agreement, or (2) with respect to each series of notes, an indenture, in each case as more fully described in this prospectus and in the related prospectus supplement.  Information regarding the offered securities of a series, and the general characteristics of the mortgage loans and other assets in the related issuing entity, will be set forth in the related prospectus supplement.

Each series of securities will include one or more classes. Each class of securities of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the securities, to receive a specified portion of payments of principal or interest or both on the mortgage loans and the other assets in the related issuing entity in the manner described in this prospectus under “Description of the Securities” and in the related prospectus supplement. A series may include one or more classes of securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of securities which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

The depositor’s only obligations with respect to a series of securities will be pursuant to representations and warranties made by the depositor, except as provided in the related prospectus supplement. The master servicer and each principal servicer for any series of securities will be named in the related prospectus supplement. The principal obligations of the master servicer will be pursuant to its contractual servicing obligations, which include its limited obligation to make advances in the event of delinquencies in payments on the related mortgage loans if the servicer of a mortgage loan fails to make such advance. See “Description of the Securities” in this prospectus.

If so specified in the related prospectus supplement, the issuing entity for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, reserve fund, currency or interest rate exchange agreements or any other type of credit enhancement described in this prospectus. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination of one or more classes of securities, by cross-collateralization or by overcollateralization. See “Description of Credit Enhancement” in this prospectus.

The rate of payment of principal of each class of securities entitled to a portion of principal payments on the mortgage loans in the related mortgage pool and the issuing entity assets will depend on the priority of payment of the class and the rate and timing of principal payments on the mortgage loans and other issuing entity assets, including by reason of prepayments, defaults, liquidations and repurchases of mortgage loans. A rate of principal payments lower or faster than that anticipated may affect the yield on a class of securities in the manner described in this prospectus and in the related prospectus supplement.  See “Yield Considerations” in this prospectus.

With respect to each series of securities, one or more separate elections may be made to treat the related issuing entity or a designated portion thereof as a REMIC for federal income tax purposes. If applicable, the prospectus supplement for a series of securities will specify which class or classes of the securities will be considered to be regular interests in the related REMIC and which class of securities or other interests will be designated as the residual interest in the related REMIC. See “Federal Income Tax Consequences” in this prospectus.

The offered securities may be offered through one or more different methods, including offerings through underwriters, as more fully described under “Methods of Distribution” in this prospectus and in the related prospectus supplement.

There will be no secondary market for the offered securities of any series prior to the offering thereof. There can be no assurance that a secondary market for any of the offered securities will develop or, if it does develop, that it will continue. The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

RISK FACTORS

You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

The Offered Certificates or Notes Will Have Limited Liquidity, So You May Be Unable to Sell Your Securities or May Be Forced to Sell Them at a Discount from Their Fair Market Value.

The underwriter intends to make a secondary market in the offered certificates or notes, however the underwriter will not be obligated to do so. There can be no assurance that a secondary market for the offered certificates or notes will develop or, if it does develop, that it will provide holders of the offered certificates or notes with liquidity of investment or that it will continue for the life of the offered certificates or notes. As a result, any resale prices that may be available for any offered certificate in any market that may develop may be at a discount from the initial offering price or the fair market value thereof. The offered certificates or notes will not be listed on any securities exchange.

The Rate and Timing of Principal Distributions on the Offered Certificates or Notes Will Be Affected by Prepayment Speeds.

The rate and timing of distributions allocable to principal on the offered certificates or notes, other than the interest only certificates, will depend, in general, on the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the mortgage loans in the related loan group, or in the case of the offered subordinate certificates, both loan groups, and the allocation thereof to pay principal on these certificates as provided in the prospectus supplement. As is the case with mortgage pass-through certificates generally, the offered certificates or notes are subject to substantial inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time.  However, if applicable, with respect to the percentage of the mortgage loans set forth in the prospectus supplement, a prepayment within five years, as provided in the mortgage note, of its origination may subject the related mortgagor to a prepayment charge, which may act as a deterrent to prepayment of the mortgage loan.  See “The Mortgage Pool” in the prospectus supplement.

Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease. A decrease in the prepayment rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered certificates or notes at a time when reinvestment at higher prevailing rates would be desirable.

Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase. An increase in the prepayment rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered certificates or notes, at time when reinvestment at comparable yields may not be possible.

During a certain period as described in the related prospectus supplement after the closing date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in a loan group will be allocated to the senior certificates in the related certificate group, other than the interest only certificates, with such allocation to be subject to further reduction over an additional four year period thereafter, as described in the prospectus supplement, unless the amount of subordination provided to the senior certificates by the subordinate certificates is twice the amount as of the cut-off date, and certain loss and delinquency tests are satisfied. This will accelerate the amortization of the senior certificates in each certificate group, other than the interest only certificates, as a whole while, in the absence of losses in respect of the mortgage loans in the related loan group, increasing the percentage interest in the principal balance of the mortgage loans in such loan group the subordinate certificates evidence.

For further information regarding the effect of principal prepayments on the weighted average lives of the offered certificates or notes, see “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement, including the table entitled “Percent of Initial Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption” in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

The yield to maturity on the offered certificates or notes, particularly the interest only certificates, will depend, in general, on:

•	the applicable purchase price; and

•
the rate and timing of principal payments, including prepayments and collections upon defaults, liquidations and repurchases, on the related mortgage loans and the allocation thereof to reduce the current principal amount or notional amount of the offered certificates or notes, as well as other factors.

The yield to investors on the offered certificates or notes will be adversely affected by any allocation thereto of interest shortfalls on the mortgage loans.

In general, if the offered certificates or notes, other than the interest only certificates or notes, are purchased at a premium and principal distributions occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the offered certificates or notes, other than the interest only certificates, are purchased at a discount and principal distributions occur at a rate slower than that anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that originally assumed.

The proceeds to the depositor from the sale of the offered certificates or notes were determined based on a number of assumptions, including a constant rate of prepayment each month, or CPR, relative to the then outstanding principal balance of the mortgage loans. No representation is made that the mortgage loans will prepay at this rate or at any other rate, or that the mortgage loans will prepay at the same rate. The yield assumptions for the offered certificates or notes will vary as determined at the time of sale. See “Yield on the Certificates” or “Yield on the Notes” in the prospectus supplement.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

Mortgage loans secured by properties located in the State of California are more likely to incur defaults or losses as a result of physical damage to the properties resulting from natural causes such as earthquake, mudslide and wildfire, as compared to mortgage loans secured by properties located in other locations.  Investors should note that some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region’s economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The mortgage loans securing the offered certificates or notes may be concentrated in these regions, and any concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration.  Any risks associated with mortgage loan concentration may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks are not covered by the subordination provided by the non-offered subordinate certificates or notes.

Statutory and Judicial Limitations on Foreclosure Procedures May Delay Recovery in Respect of the Mortgaged Property and, in Some Instances, Limit the Amount That May Be Recovered by the Foreclosing Lender, Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered Certificates or Notes.

Foreclosure procedures may vary from state to state. Two primary methods of foreclosing a mortgage instrument are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are asserted. Delays may also result from difficulties in locating necessary defendants. Non-judicial foreclosures may be subject to delays resulting from state laws mandating the recording of notice of default and notice of sale and, in some states, notice to any party having an interest of record in the real property, including junior lienholders. Some states have adopted “anti-deficiency” statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at foreclosure for less than the full amount owed. In addition, United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions that are perceived by the court as harsh or unfair. The effect of these statutes and judicial principles may be to delay and/or reduce distributions in respect of the offered certificates or notes. See “Legal Aspects of Mortgage Loans—Foreclosure on Mortgages and Some Contracts” in this prospectus.

The Value of the Mortgage Loans May Be Affected By, Among Other Things, a Decline in Real Estate Values, Which May Result in Losses on the Offered Certificates or Notes.

No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values so that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, in the mortgage pool become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In some areas of the United States, real estate values have risen at a greater rate in recent years than in the past.  In particular, mortgage loans with high principal balances or high loan-to-value ratios will be affected by any decline in real estate values. Real estate values in any area of the country may be affected by several factors, including population trends, mortgage interest rates, and the economic well-being of that area.  Any decrease in the value of the mortgage loans may result in the allocation of losses which are not covered by credit enhancement to the offered certificates or notes.

The Ratings on the Offered Certificates or Notes Are Not a Recommendation to Buy, Sell or Hold the Offered Certificates or Notes and Are Subject to Withdrawal at Any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates or Notes.

It is a condition to the issuance of the offered certificates or notes that each class of offered certificates or notes be rated in one of the four highest rating categories by a nationally recognized statistical rating agency. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any offered certificate, and, accordingly, there can be no assurance that the ratings assigned to any offered certificate on the date on which the offered certificates or notes are initially issued will not be lowered or withdrawn by a rating agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity or the market value of the related offered certificates or notes may be adversely affected. See “Ratings” in the prospectus supplement and “Rating” in this prospectus.

The ratings of the offered certificates or notes by the rating agencies may be lowered following the initial issuance thereof as a result of losses on the mortgage loans in excess of the levels contemplated by the rating agencies at the time of their initial rating analysis. Neither the depositor, the master servicer, the servicers, the securities administrator, the trustee nor any of their respective affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain the ratings of the offered certificates or notes. See “Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement” in this prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

Some or all of the mortgage loans included in the issuing entity will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those mortgage loans, recourse in the event of mortgagor default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those mortgage loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that enforcement of the recourse provisions will be practicable, or that the other assets of the mortgagor will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged property. Any risks associated with mortgage loans with no or limited recourse may affect the yield to maturity of the offered certificates or notes to the extent losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates or notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

To the extent that a servicer or the master servicer, in its capacity as successor servicer, for a mortgage loan acquires title to any related mortgaged property which is contaminated with or affected by hazardous wastes or hazardous substances, these mortgage loans may incur losses. See “Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” and “Legal Aspects of Mortgage Loans—Environmental Legislation” in this prospectus. To the extent these environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

Applicable state and local laws generally regulate interest rates and other charges, require specific disclosure, and require licensing of the originator. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

•	the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require specific disclosures to the borrowers regarding the terms of the mortgage loans;

•
the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

•	the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience.

Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these federal or state laws, policies and principles may limit the ability of the issuing entity to collect all or part of the principal of or interest on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuing entity to damages and administrative enforcement.  See “Legal Aspects of Mortgage Loans” in this prospectus.

On the closing date, the Sponsor will represent that each mortgage loan at the time it was made complied in all material respects with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all anti-predatory lending laws and the terms of the related mortgage note, the mortgage and other loan documents.  In the event of a breach of this representation, the Sponsor will be obligated to cure the breach or repurchase or substitute the affected mortgage loan in the manner described in the prospectus.

Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied, Any determination by a court that the mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the related Sponsor will be required to purchase that mortgage loan from the issuing entity.

The Return on the Offered Certificates or Notes Could Be Reduced by Shortfalls Due to the Application of the Servicemembers Civil Relief Act and Similar State Laws.

The Servicemembers Civil Relief Act, or the Relief Act, and similar state laws provide relief to mortgagors who enter active military service and to mortgagors in reserve status and the national guard who are called to active military service after the origination of their mortgage loans. The military operations by the United States in Iraq and Afghanistan has caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state laws will result in an interest shortfall because neither the master servicer nor the related servicer will be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state law. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or the related servicer to foreclose on an affected single family loan during the mortgagor’s period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the certificates or notes in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Certificates or Notes.

When interest due on a negative amortization loan is added to the principal balance of the negative amortization loan through negative amortization, the mortgaged property provides proportionally less security for the repayment of the negative amortization loan.  Therefore, if the mortgagor defaults on the negative amortization loan, there is a greater likelihood that a loss will be incurred upon the liquidation of the mortgaged property.  Furthermore, the loss will be larger than would otherwise have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Certificates or Notes.

The amount of deferred interest, if any, with respect to the negative amortization loans for a given month will reduce the amount of interest collected on the negative amortization loans and available to be distributed as interest to the certificates or notes. The reduction in interest collections will be offset, in whole or in part, by applying principal prepayments received on the mortgage loans to interest distributions on the certificates or notes. To the extent the amount of deferred interest on the negative amortization loans exceeds the principal prepayments and/or other amounts as described in the related prospectus supplement received on the mortgage loans, the net rate cap on the certificates or notes will be reduced.

A Security Interest In A Manufactured Home Could Be Rendered Subordinate to the Interests of Other Parties Claiming an Interest in the Home.

Perfection of security interests in manufactured homes and enforcement of rights to realize upon the value of the manufactured homes as collateral for the manufactured housing contracts are subject to a number of federal and state laws, including the Uniform Commercial Code as adopted in each state and each state’s certificate of title statutes. The steps necessary to perfect the security interest in a manufactured home will vary from state to state. If the servicer of the contract fails, due to clerical errors or otherwise, to take the appropriate steps to perfect the security interest, the trustee may not have a first priority security interest in the manufactured home securing a manufactured housing contract. Additionally, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

Acquiring Board Approval for the Sale of Cooperative Loans Could Limit the Number of Potential Purchasers for those Shares and Otherwise Limit the Servicer’s Ability to Sell, and Realize the Value of, those Shares Backed by Such Loans.

With respect to collateral securing a cooperative loan, any prospective purchaser will generally have to obtain the approval of the board of directors of the relevant cooperative before purchasing the shares and acquiring rights under the proprietary lease or occupancy agreement securing the cooperative loan. This approval is usually based on the purchaser’s income and net worth and numerous other factors. The necessity of acquiring board approval could limit the number of potential purchasers for those shares and otherwise limit the servicer’s ability to sell, and realize the value of, those shares. In addition, the servicer will not require that a hazard or flood insurance policy be maintained for any cooperative loan. Generally, the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative, and the tenant-stockholders of that cooperative do not maintain individual hazard insurance policies. However, if a cooperative and the related borrower on a cooperative note do not maintain hazard insurance or do not maintain adequate coverage or any insurance proceeds are not applied to the restoration of the damaged property, damage to the related borrower’s cooperative apartment or the cooperative’s building could significantly reduce the value of the collateral securing the cooperative note.

Defects in Security Interest Could Result in Losses.

•           The security interest in certain manufactured homes may not be perfected.

Every contract will be secured by either (1) a security interest in the manufactured home or (2) if it is a land-and-home contract, the mortgage or deed of trust on the real estate where the manufactured home is permanently affixed. Several federal and state laws, including (i) the UCC as adopted in the relevant state, (ii) certificate of title statutes as adopted in the relevant states; and (iii) if applicable, the real estate laws as adopted in the states in which the manufactured homes are located, govern the perfection of security interests in the manufactured homes and the enforcement of rights to realize upon the value of the manufactured homes as collateral for the contracts. The steps required to perfect a security interest in a manufactured home vary from state to state. The originator will represent and warrant that each contract is secured by a perfected security interest in the manufactured home, and the originator must repurchase the contract if there is a breach of this representation and warranty. Nevertheless, if the originator fails to perfect its security interest in the manufactured homes securing a number of contracts, it could cause an increase in losses on the contracts, and you could suffer a loss on your investment as a result. In addition, under federal and state laws, a number of factors may limit the ability of the holder of a perfected security interest in manufactured homes to realize upon the related manufactured homes or may limit the amount realized to less than the amount due under the related contract which could result in a loss on your investment.

•           The assignment of the security interest in the manufactured home to the trustee may not be perfected.

Due to the expense and administrative inconvenience, the originator will not amend a certificate of title to a manufactured home to name the trustee as the lienholder or note the trustee’s interest on the certificate of title. As a result, in some states the assignment of the security interest in the manufactured home to the trustee may not be effective against the seller’s creditors or a trustee in the event the seller enters bankruptcy, or the security interest may not be perfected. Also, the seller will not record the assignment to the trustee of the mortgage or deed of trust securing land-and-home contracts because of the expense and administrative inconvenience involved. As a result, in some states the assignment of the mortgage or deed of trust to the trustee may not be effective against the seller’s creditors or bankruptcy trustee. If an affiliate of the seller is no longer the servicer and the trustee or a successor servicer is unable to enforce the security interest in the manufactured home following a default on a contract, losses on the contracts would increase and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

Investors should be aware that FICO scores are based on past payment history of the borrower.  Investors should not rely on FICO scores as an indicator of future borrower performance.  See “Loan Program — FICO Scores” in this prospectus.

THE MORTGAGE POOLS

General

Each mortgage pool will consist primarily of mortgage loans. The mortgage loans may consist of single family loans, multifamily loans, commercial loans, mixed-use loans and Contracts, each as described below.

The single family loans will be evidenced by mortgage notes and secured by mortgages that, in each case, create a first or junior lien on the related mortgagor’s fee or leasehold interest in the related mortgaged property. The related mortgaged property for a single family loan may be owner-occupied or may be a vacation, second or non-owner-occupied home.

If specified in the related prospectus supplement relating to a series of securities, the single family loans may include cooperative apartment loans evidenced by a mortgage note secured by security interests in the related mortgaged property including shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

The multifamily loans will be evidenced by mortgage notes and secured by mortgages that create a first or junior lien on residential properties consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

The commercial loans will be evidenced by mortgage notes and secured mortgages that create a first or junior lien on commercial properties including office building, retail building and a variety of other commercial properties as may be described in the related prospectus supplement.

The mixed-use loans will be evidenced by mortgage loans and secured by mortgages that create a first or junior lien on properties consisting of mixed residential and commercial structures.

The aggregate concentration by original principal balance of commercial, multifamily and mixed-use loans in any mortgage pool will be less than 10% of the original principal balance of the mortgage pool.

Mortgaged properties may be located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico.

The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates. However, if so specified in the related prospectus supplement, mortgage loans may be insured by the FHA or guaranteed by the VA. See “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder—FHA Insurance” and “—VA Mortgage Guaranty” in this prospectus.

A mortgage pool may include mortgage loans that are delinquent as of the date the related series of securities is issued. In that case, the related prospectus supplement will set forth, as to each mortgage loan, available information as to the period of delinquency and any other information relevant for a prospective investor to make an investment decision. No mortgage loan in a mortgage pool shall be non-performing. Mortgage loans which are more than 30 days delinquent included in any mortgage pool will have delinquency data relating to them included in the related prospectus supplement. No mortgage pool will include a concentration of mortgage loans which is more than 30 days delinquent of 20% or more.

A mortgage pool may contain more than one mortgage loan made to the same borrower with respect to a single mortgaged property, and may contain multiple mortgage loans made to the same borrower on several mortgaged properties.

The mortgage loans may include “sub-prime” mortgage loans. “Sub-prime” mortgage loans will be underwritten in accordance with underwriting standards which are less stringent than guidelines for “A” quality borrowers. Mortgagors may have a record of outstanding judgments, prior bankruptcies and other credit items that do not satisfy the guidelines for “A” quality borrowers. They may have had past debts written off by past lenders.

A mortgage pool may include mortgage loans that do not meet the purchase requirements of Fannie Mae and Freddie Mac. These mortgage loans are known as nonconforming loans. The mortgage loans may be nonconforming because they exceed the maximum principal balance of mortgage loans purchased by Fannie Mae and Freddie Mac, known as jumbo loans, because the mortgage loan may have been originated with limited or no documentation, because they are sub-prime mortgage loans, or because of some other failure to meet the purchase criteria of Fannie Mae and Freddie Mac. The related prospectus supplement will detail to what extent the mortgage loans are nonconforming mortgage loans.

Each mortgage loan will be selected by the depositor or its affiliates for inclusion in a mortgage pool from among those purchased by the depositor, either directly or through its affiliates, from Unaffiliated Sellers or Affiliated Sellers. As to each series of securities, the mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria, compliance with representations and warranties, and conformity to criteria relating to the characterization of securities for tax, ERISA, SMMEA, Form S-3 eligibility and other legal purposes. If a mortgage pool is composed of mortgage loans acquired by the depositor directly from Unaffiliated Sellers, the related prospectus supplement will specify the extent of mortgage loans so acquired. The characteristics of the mortgage loans will be as described in the related prospectus supplement. Other mortgage loans available for purchase by the depositor may have characteristics which would make them eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

The mortgage loans may be delivered to the issuing entity pursuant to a Designated Seller Transaction, concurrently with the issuance of the related series of securities. These securities may be sold in whole or in part to the Seller in exchange for the related mortgage loans, or may be offered under any of the other methods described in this prospectus under “Methods of Distribution.” The related prospectus supplement for a mortgage pool composed of mortgage loans acquired by the depositor pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the mortgage loans and the underwriting standards applicable to the mortgage loans.

If specified in the related prospectus supplement, the issuing entity for a series of securities may include mortgage securities, as described in this prospectus. The mortgage securities may have been issued previously by the depositor or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into trusts, and selling beneficial interests in trusts.  In addition the mortgage securities may have been issued or guaranteed by Ginnie Mae, Fannie Mae, Freddie Mac or other government agencies or government-sponsored agencies, as specified in the related prospectus supplement. The mortgage securities will be generally similar to securities offered under this prospectus. In any securitization where mortgage securities are included in an issuing entity, unless the mortgage securities are exempt from registration under the Securities Act, the offering of the mortgage securities will be registered if required in accordance with Rule 190 under the Securities Act.  As to any series of mortgage securities, the related prospectus supplement will include a description of (1) the mortgage securities and any related credit enhancement, and (2) the mortgage loans underlying the mortgage securities.

In addition, if specified in the related prospectus supplement United States Treasury securities and other securities issued by the U.S. Government, any of its agencies or other issuers established by federal statute may be included in the issuing entity.  Such securities will be backed by the full faith and credit of the United States or will represent the obligations of the U.S. Government or such agency or such other issuer or obligations payable from the proceeds of U.S. Government Securities, as specified in the related prospectus supplement.

The Mortgage Loans

Each of the mortgage loans will be a type of mortgage loan described or referred to below:

•
Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than approximately 15 years;

•
Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than approximately 30 years;

•
Fully-amortizing ARM Loans having an original or modified term to maturity of not more than approximately 30 years with a related mortgage rate which generally adjusts initially either three months, six months or one, two, three, five, seven or ten years or other intervals subsequent to the initial payment date, and thereafter at either three- month, six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related Note Margin and the note index. The related prospectus supplement will set forth the relevant Index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related mortgage pool. The related prospectus supplement will also indicate any periodic or lifetime limitations on changes in any per annum mortgage rate at the time of any adjustment. If specified in the related prospectus supplement, an ARM Loan may include a provision that allows the mortgagor to convert the adjustable mortgage rate to a fixed rate at some point during the term of the ARM Loan generally not later than six to ten years subsequent to the initial payment date;

•
Negatively-amortizing ARM Loans having original or modified terms to maturity of not more than approximately 30 years with mortgage rates which generally adjust initially on the payment date referred to in the related prospectus supplement, and on each of specified periodic payment dates thereafter, to equal the sum of the Note Margin and the Index. The scheduled monthly payment will be adjusted as and when described in the related prospectus supplement to an amount that would fully amortize the mortgage loan over its remaining term on a level debt service basis; provided that increases in the scheduled monthly payment may be subject to limitations as specified in the related prospectus supplement. Any Deferred Interest will be added to the principal balance of the mortgage loan;

•
Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its approximately 15-year term.  Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

•
Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than approximately 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the mortgage rate on the mortgage loan. Monthly payments on these mortgage loans increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan over the remainder of its approximately 30-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

•
Balloon loans having payment terms similar to those described in one of the preceding paragraphs, calculated on the basis of an assumed amortization term, but providing for a balloon payment of all outstanding principal and interest to be made at the end of a specified term that is shorter than the assumed amortization term;

•	Mortgage loans that provide for a line of credit pursuant to which amounts may be advanced to the borrower from time to time;

•
Mortgage loans that require that each monthly payment consist of an installment of interest which is calculated according to the simple interest method.  This method calculates interest using the outstanding principal balance of the mortgage loan multiplied by the loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received on simple interest mortgage loans, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance of the mortgage loan; or

•	Mortgage loans which provide for an interest only period and do not provide for the payment of principal for the number of years specified in the related prospectus supplement.

The mortgage pool may contain mortgage loans secured by junior liens.  The related senior lien, which may have been made at the same time as the first lien, may or may not be included in the mortgage pool as well. The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior liens and the mortgage loan secured by a junior lien. In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens. The claims of the holders of the senior liens will be satisfied in full out of proceeds of the liquidation of the related mortgaged property, if the proceeds are sufficient, before the issuing entity as holder of the junior lien receives any payments in respect of the mortgage loan. If the master servicer or a servicer were to foreclose on a mortgage loan secured by a junior lien, it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the foreclosure sale of the mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior liens or purchase the mortgaged property subject to the senior liens. In the event that the proceeds from a foreclosure or similar sale of the related mortgaged property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate, the issuing entity, as the holder of the junior lien, and, accordingly, holders of one or more classes of the securities of the related series bear (1) the risk of delay in distributions while a deficiency judgment against the borrower is sought and (2) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in some jurisdictions or the mortgage loan may be nonrecourse. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages.

A mortgage loan may require payment of a prepayment charge or penalty, the terms of which will be more fully described in the prospectus supplement.  Prepayment penalties may apply if the borrower makes a substantial prepayment, or may apply only if the borrower refinances the mortgage loans. A multifamily, commercial or mixed-use loan may also contain a prohibition on prepayment or lock-out period.

The mortgage loans may be “equity refinance” mortgage loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the mortgagor or used for purposes unrelated to the mortgaged property. Alternatively, the mortgage loans may be “rate and term refinance” mortgage loans, as to which substantially all of the proceeds (net of related costs incurred by the mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The mortgage loans may be mortgage loans which have been consolidated and/or have had various terms changed, mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a mortgaged property may be subject to secondary financing at the time of origination of the mortgage loan or thereafter. In addition, some or all of the single family loans secured by junior liens may be High LTV Loans.

If provided for in the related prospectus supplement, a mortgage pool may contain convertible mortgage loans which allow the mortgagors to convert the interest rates on these mortgage loans from a fixed rate to an adjustable rate, or an adjustable rate to a fixed rate, at some point during the life of these mortgage loans.  In addition, if provided for in the related prospectus supplement, a mortgage pool may contain mortgage loans which may provide for modification to other fixed rate or adjustable rate programs offered by the Seller.  If specified in the related prospectus supplement, upon any conversion or modification, the depositor, the related master servicer, the related servicer, the applicable Seller or a third party will repurchase the converted or modified mortgage loan as and to the extent set forth in the related prospectus supplement. Upon the failure of any party so obligated to repurchase any converted or modified mortgage loan, it will remain in the mortgage pool.

If provided for in the related prospectus supplement, the mortgage loans may include buydown mortgage loans. Under the terms of a buydown mortgage loan, the monthly payments made by the mortgagor during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The resulting difference will be made up from:

•	funds contributed by the Seller of the mortgaged property or another source and placed in a custodial account,

•	if funds contributed by the Seller are contributed on a present value basis, investment earnings on these funds, or

•	additional funds to be contributed over time by the mortgagor’s employer or another source.

Generally, the mortgagor under each buydown mortgage loan will be qualified at the applicable lower monthly payment. Accordingly, the repayment of a buydown mortgage loan is dependent on the ability of the mortgagor to make larger level monthly payments after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

The prospectus supplement for each series of securities will contain information as to the type of mortgage loans that will be included in the related mortgage pool. Each prospectus supplement applicable to a series of securities will include information, generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

•	the aggregate principal balance of the mortgage loans,

•	the type of property securing the mortgage loans,

•	the original or modified terms to maturity of the mortgage loans,

•	the range of principal balances of the mortgage loans at origination or modification,

•	the earliest origination or modification date and latest maturity date of the mortgage loans,

•	the Loan-to-Value Ratios of the mortgage loans,

•	the mortgage rate or range of mortgage rates borne by the mortgage loans,

•	if any of the mortgage loans are ARM Loans, the applicable Index, the range of Note Margins and the weighted average Note Margin,

•	the geographical distribution of the mortgage loans,

•	the percentage of buydown mortgage loans, if applicable, and

•	the percent of ARM Loans which are convertible to fixed-rate mortgage loans, if applicable.

A Current Report on Form 8-K will be sent, upon request, to holders of the related series of securities and will be filed, together with the related pooling and servicing agreement, with respect to each series of certificates, or the related servicing agreement, owner trust agreement and indenture, with respect to each series of notes, with the Commission after the initial issuance of the securities. In the event that mortgage loans are added to or deleted from the issuing entity after the date of the related prospectus supplement but on or before the date of issuance of the securities if any material pool characteristic differs by 5% or more from the description in the prospectus supplement, revised disclosure will be provided either in a supplement or in a Current Report on Form 8-K which will be available to investors on the SEC website.

The depositor will cause the mortgage loans included in each mortgage pool, or mortgage securities evidencing interests therein, to be assigned, without recourse, to the trustee named in the related prospectus supplement, for the benefit of the holders of the securities of a series. Except to the extent that servicing of any mortgage loan is to be transferred to a special servicer, the master servicer named in the related prospectus supplement will service the mortgage loans, directly or through servicers, pursuant to a pooling and servicing agreement, with respect to each series of certificates, or a servicing agreement, with respect to each series of notes, and will receive a fee for these services. See “Servicing of Mortgage Loans,” “Description of the Securities” and “The Agreements” in this prospectus. The master servicer’s obligations with respect to the mortgage loans will consist principally of its contractual servicing obligations under the related pooling and servicing agreement or servicing agreement (including its obligation to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements), as more fully described in this prospectus under “Servicing of Mortgage Loans—Servicers,” and, if and to the extent set forth in the related prospectus supplement, its obligation to make cash advances in the event of delinquencies in payments on or with respect to the mortgage loans as described in this prospectus under “Description of the Securities—Advances”) or pursuant to the terms of any mortgage securities.  The obligations of a master servicer to make advances may be subject to limitations, to the extent this prospectus and the related prospectus supplement so provides.

Underwriting Standards

Mortgage loans to be included in a mortgage pool will be purchased on the closing date by the depositor either directly or indirectly from Affiliated Sellers or Unaffiliated Sellers. The depositor will acquire mortgage loans utilizing re-underwriting criteria which it believes are appropriate, depending to some extent on the depositor’s or its affiliates’ prior experience with the Seller and the servicer, as well as the depositor’s prior experience with a particular type of mortgage loan or with mortgage loans relating to mortgaged properties in a particular geographical region.  A standard approach to re-underwriting is to compare loan file information and information that is represented to the depositor on a tape with respect to a percentage of the mortgage loans the depositor deems appropriate in the circumstances.  The depositor will not undertake any independent investigations of the creditworthiness of particular obligors.

The mortgage loans, as well as mortgage loans underlying mortgage securities will have been originated in accordance with underwriting standards described below.

The underwriting standards to be used in originating the mortgage loans are primarily intended to assess the creditworthiness of the mortgagor, the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

The mortgage loans will be originated under “full/alternative”, “stated income/verified assets”, “stated income/stated assets”, “no documentation” or “no ratio” programs.  The “full/alternative” documentation programs generally verify income and assets in accordance with Fannie Mae/Freddie Mac automated underwriting requirements.  The stated income/verified assets, stated income/stated assets, no documentation or no ratio programs generally require less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories.  Generally, under both “full/alternative” documentation programs, at least one month of income documentation is provided.  This documentation is also required to include year-to-date income or prior year income in case the former is not sufficient to establish consistent income. Generally under a “stated income verified assets” program no verification of a mortgagor’s income is undertaken by the origination however, verification of the mortgagor’s assets is obtained.  Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied.  Generally, under a “no documentation” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator.  The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.  Generally, under a “no ratio” program, the mortgagor is not required to disclose their income although the nature of employment is disclosed. Additionally, on a “no ratio” program assets are verified.

The primary considerations in underwriting a mortgage loan are the mortgagor’s employment stability and whether the mortgagor has sufficient monthly income available (1) to meet the mortgagor’s monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the home (including property taxes and hazard insurance) and (2) to meet monthly housing expenses and other financial obligations and monthly living expenses. However, the Loan-to-Value Ratio of the mortgage loan is another critical factor. In addition, a mortgagor’s credit history and repayment ability, as well as the type and use of the mortgaged property, are also considerations.

High LTV Loans are underwritten with an emphasis on the creditworthiness of the related mortgagor. High LTV Loans are underwritten with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property.

In the case of the multifamily loans, commercial loans or mixed-use loans, lenders typically look to the debt service coverage ratio of a loan as an important measure of the risk of default on that loan. Unless otherwise defined in the related prospectus supplement, the debt service coverage ratio of a multifamily loan, commercial loan or mixed-use loan at any given time is the ratio of (1) the net operating income of the related mortgaged property for a twelve-month period to (2) the annualized scheduled payments on the mortgage loan and on any other loan that is secured by a lien on the mortgaged property prior to the lien of the related mortgage. The net operating income of a mortgaged property is the total operating revenues derived from a multifamily, commercial or mixed-use property, as applicable, during that period, minus the total operating expenses incurred in respect of that property during that period other than (a) non-cash items such as depreciation and amortization, (b) capital expenditures and (c) debt service on loans (including the related mortgage loan) secured by liens on that property. The net operating income of a multifamily, commercial or mixed-use property, as applicable, will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a multifamily, commercial or mixed-use property, as applicable, rental income (and maintenance payments from tenant-stockholders of a cooperatively owned multifamily property) may be affected by the condition of the applicable real estate market and/or area economy. Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a multifamily, commercial or mixed-use loan. Lenders also look to the Loan-to-Value Ratio of a multifamily, commercial or mixed-use loan as a measure of risk of loss if a property must be liquidated following a default.

Each prospective mortgagor will generally complete a mortgage loan application that includes information on the applicant’s liabilities, income, credit history, employment history and personal information. One or more credit reports on each applicant from national credit reporting companies generally will be required. The report typically contains information relating to credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. In the case of a multifamily loan, commercial loan or mixed-use loan, the mortgagor will also be required to provide certain information regarding the related mortgaged property, including a current rent roll and operating income statements (which may be pro forma and unaudited). In addition, the originator will generally also consider the location of the mortgaged property, the availability of competitive lease space and rental income of comparable properties in the relevant market area, the overall economy and demographic features of the geographic area and the mortgagor’s prior experience in owning and operating properties similar to the multifamily properties or commercial properties, as the case may be.

Mortgaged properties generally will be appraised by licensed appraisers or through an automated valuation system. A licensed appraiser will generally address neighborhood conditions, site and zoning status and condition and valuation of improvements. In the case of mortgaged properties secured by single family loans, the appraisal report will generally include a reproduction cost analysis (when appropriate) based on the current cost of constructing a similar home and a market value analysis based on recent sales of comparable homes in the area. With respect to multifamily properties, commercial properties and mixed-use properties, the appraisal must specify whether an income analysis, a market analysis or a cost analysis was used. An appraisal employing the income approach to value analyzes a property’s projected net cash flow, capitalization and other operational information in determining the property’s value. The market approach to value analyzes the prices paid for the purchase of similar properties in the property’s area, with adjustments made for variations between those other properties and the property being appraised. The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued depreciation. In any case, the value of the property being financed, as indicated by the appraisal, must support, and support in the future, the outstanding loan balance. All appraisals by licensed appraisers are required to be on forms acceptable to Fannie Mae or Freddie Mac.  Automated valuation systems generally rely on publicly available information regarding property values and will be described more fully in the related prospectus supplement.  An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

Notwithstanding the foregoing, Loan-to-Value Ratios will not necessarily provide an accurate measure of the risk of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of securities may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Mortgage loans which are subject to negative amortization will have Loan-to-Value Ratios which will increase after origination as a result of negative amortization. Also, even when current, an appraisal is not necessarily a reliable estimate of value for a multifamily property or commercial property.  As stated above, appraised values of multifamily, commercial and mixed-use properties are generally based on the market analysis, the cost analysis, the income analysis, or upon a selection from or interpolation of the values derived from those approaches. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expenses and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

If so specified in the related prospectus supplement, the underwriting of a multifamily loan, commercial loan or mixed-use loan may also include environmental testing. Under the laws of some states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup.  In several states, this type of lien has priority over an existing mortgage lien on that property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an “owner” or “operator”, for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower or a prior owner. A lender also risks such liability on foreclosure of the mortgage as described under “Legal Aspects of Mortgage Loans—Environmental Legislation” in this prospectus.

With respect to any FHA loan or VA loans the mortgage loan Seller will be required to represent that it has complied with the applicable underwriting policies of the FHA or VA, respectively. See “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder—FHA Insurance” and “—VA Insurance” in this prospectus.

FICO Scores

The FICO Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company (“Fair, Isaac”) and the three national credit repositories-Equifax, Trans Union and First American (formerly Experian which was formerly TRW).  The FICO Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300’s to the 900’s.  Although the FICO Scores are based solely on the information at the particular credit repository, such FICO Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used.  The FICO Scores is used along with, but not limited to, mortgage payment history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter’s judgment.

Qualifications of Originators and Sellers

Each mortgage loan generally will be originated, directly or through mortgage brokers and correspondents, by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

Each Seller will have made representations and warranties in respect of the mortgage loans and/or mortgage securities sold by the Seller and evidenced by a series of securities. In the case of mortgage loans, representations and warranties will generally include, among other things, that as to each mortgage loan:

•
With respect to any first lien mortgage loan, a lender’s title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefore in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the related seller’s knowledge, was qualified to do business in the jurisdiction where the related mortgaged property is located, insuring the related seller and its successors and assigns that the mortgage is a first priority lien on the related mortgaged property in the original principal amount of the mortgage loan; and the related seller is the sole insured under such lender’s title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable. With respect to any second lien mortgage loan, other than any Piggyback Loan that has an initial principal amount less than or equal to $200,000, (a) a lender’s title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefore in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the related seller’s knowledge, was qualified to do business in the jurisdiction where the related mortgaged property is located, insuring the related seller and its successors and assigns; and the related seller is the sole insured under such lender’s title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable, or (b) a lien search was conducted at the time of origination with respect to the related property;

•
immediately prior to the transfer to the depositor, the related Seller was the sole owner of beneficial title and holder of the mortgage and mortgage note relating to such mortgage loan and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the related Seller has full right and authority to sell or assign the same pursuant to the related mortgage loan purchase agreement;

•
there is no mechanics’ lien or claim for work, labor or material affecting the premises subject to any mortgage which is or may be a lien prior to, or equal with, the lien of such mortgage except those which are insured against by the title insurance policy referred to above;

•
the mortgage is a valid and enforceable first or other applicable lien on the property securing the related mortgage note and each mortgaged property is owned by the mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and deminimis PUDs) or by leasehold for a term longer than the term of the related mortgage, subject only to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage, such exceptions being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the related mortgage loan or referred to in the lender’s title insurance policy delivered to the originator of the related mortgage loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such mortgage;

•
the physical property subject to the mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property;

•
there was no delinquent tax or assessment lien against the property subject to any mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property; and

•
each mortgage loan at the time it was made complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory, abusive and fair lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and all applicable anti-predatory lending laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage loans include cooperative mortgage loans, representations and warranties with respect to title insurance or hazard insurance may not be given.  Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers (tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units. In the case of mortgage securities, representations and warranties will generally include, among other things, that as to each mortgage security, the Seller has good title to the mortgage security free of any liens. In the event of a breach of a Seller’s representation or warranty that materially adversely affects the interests of the securityholders in a mortgage loan or mortgage security, the related Seller will be obligated to cure the breach or repurchase or, if permitted, replace the mortgage loan or mortgage security as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase or, if permitted, replace any mortgage loan or mortgage security as to which a breach of a representation or warranty arises.

All of the representations and warranties of a Seller in respect of a mortgage loan or mortgage security will have been made as of the date on which the mortgage loan or mortgage security was purchased from the Seller by or on behalf of the depositor, unless a specific representation or warranty relates to an earlier date, in which case such representation or warranty shall be made as of such earlier date. As a result, the date as of which the representations and warranties were made may be a date prior to the date of initial issuance of the related series of securities or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of securities. Accordingly, the Seller’s repurchase obligation (or, if specified in the related prospectus supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a mortgage loan or mortgage security by the Seller, an event occurs that would have given rise to a repurchase obligation had the event occurred prior to sale of the affected mortgage loan or mortgage security, as the case may be. The only representations and warranties to be made for the benefit of holders of securities in respect of any related mortgage loan or mortgage security relating to the period commencing on the date of sale of the mortgage loan or mortgage security by the Seller to or on behalf of the depositor will be the limited corporate representations of the depositor and the master servicer described under “Description of the Securities—Assignment of Trust Fund Assets” below.

The depositor will assign to the trustee for the benefit of the holders of the related series of securities all of its right, title and interest in each purchase agreement by which it purchased a mortgage loan or mortgage security from a Seller insofar as the purchase agreement relates to the representations and warranties made by the Seller in respect of the mortgage loan or mortgage security and any remedies provided for with respect to any breach of representations and warranties with respect to the mortgage loan or mortgage security. If a Seller cannot cure a breach of any representation or warranty made by it in respect of a mortgage loan or mortgage security which materially and adversely affects the interests of the securityholders therein within a specified period after having discovered or received notice of a breach, then, the Seller will be obligated to repurchase the mortgage loan or mortgage security at a purchase price set forth in the related pooling and servicing agreement or other agreement which purchase price generally will be equal to the principal balance thereof as of the date of repurchase plus accrued and unpaid interest through or about the date of repurchase at the related mortgage rate or pass-through rate, as applicable (net of any portion of this interest payable to the Seller in respect of master servicing compensation, special servicing compensation or servicing compensation, as applicable, and any interest retained by the depositor).

As to any mortgage loan required to be repurchased by a Seller as provided above, rather than repurchase the mortgage loan, the Seller, if so specified in the related prospectus supplement, will be entitled, at its sole option, to remove the Deleted Mortgage Loan from the issuing entity and substitute in its place a Qualified Substitute Mortgage Loan; however, with respect to a series of certificates for which no REMIC election is to be made, the substitution must be effected within 120 days of the date of the initial issuance of the related series of certificates. With respect to a issuing entity for which a REMIC election is to be made, the substitution of a defective mortgage loan must be effected within two years of the date of the initial issuance of the related series of certificates, and may not be made if the substitution would cause the issuing entity, or any portion thereof, to fail to qualify as a REMIC or result in a Prohibited Transaction Tax under the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution:

•
have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in the Distribution Account by the related Seller or the master servicer in the month of substitution for distribution to the securityholders),

•
have a mortgage rate and a Net Mortgage Rate not less than (and not materially greater than) the mortgage rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution,

•	have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution,

•	have a remaining term to maturity not materially earlier or later than (and not later than the latest maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and

•	comply with all of the representations and warranties made by the Seller as of the date of substitution.

The related mortgage loan purchase agreement may include additional requirements relating to ARM Loans or other specific types of mortgage loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. A Seller will have an option to substitute for a mortgage security that it is obligated to repurchase in connection with a breach of a representation and warranty only if it satisfies the criteria set forth in the related prospectus supplement.

The master servicer or the trustee will be required under the applicable pooling and servicing agreement or servicing agreement to use reasonable efforts to enforce this repurchase or substitution obligation for the benefit of the trustee and the securityholders, following those practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this repurchase or substitution obligation will not become an obligation of the master servicer in the event the applicable Seller fails to honor the obligation. In instances where a Seller is unable, or disputes its obligation, to repurchase affected mortgage loans and/or mortgage securities, the master servicer or the trustee, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with the related Seller that could provide for the repurchase of only a portion of the affected mortgage loans and/or mortgage securities. Any settlement could lead to losses on the mortgage loans and/or mortgage securities which would be borne by the related securities. In accordance with the above described practices, the master servicer or trustee will not be required to enforce any repurchase obligation of a Seller arising from any misrepresentation by the Seller, if the master servicer determines in the reasonable exercise of its business judgment that the matters related to the misrepresentation did not directly cause or are not likely to directly cause a loss on the related mortgage loan or mortgage security. If the Seller fails to repurchase and no breach of any other party’s representations has occurred, the Seller’s repurchase obligation will not become an obligation of the depositor or any other party. In the case of a Designated Seller Transaction where the Seller fails to repurchase a mortgage loan or mortgage security and neither the depositor nor any other entity has assumed the representations and warranties, the repurchase obligation of the Seller will not become an obligation of the depositor or any other party. The foregoing obligations will constitute the sole remedies available to securityholders or the trustee for a breach of any representation by a Seller or for any other event giving rise to the obligations as described above.

Neither the depositor nor the master servicer will be obligated to repurchase a mortgage loan or mortgage security if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out their repurchase obligations. A default by a Seller is not a default by the depositor or by the master servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by the depositor or the master servicer, as described below under “Description of the Securities—Assignment of Trust Fund Assets,” the depositor or the master servicer may have a repurchase or substitution obligation.  Any mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related issuing entity and any losses related thereto shall be allocated to the related credit enhancement, to the extent available, and otherwise to one or more classes of the related series of securities.

If a person other than a Seller makes the representations and warranties referred to in the first paragraph of this “—Representations by Sellers” section, or a person other than a Seller is responsible for repurchasing or replacing any mortgage loan or mortgage security for a breach of those representations and warranties, the identity of that person will be specified in the related prospectus supplement.  The master servicer’s responsibilities for enforcing these representations and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

If the related prospectus supplement so specifies, the master servicer or another entity identified in such prospectus supplement may, at its option, purchase from the issuing entity any mortgage loan which is delinquent in payment by 90 days or more or is an REO Mortgage Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

Methods of Delinquency Calculation

Each prospectus supplement will describe the delinquency method used for calculations with respect to the related mortgage loans, which will either be the MBA Method or the OTS Method.  Under either method, except with respect to HELOCs, the determination as to whether a mortgage loan falls into a delinquency category is made as of the close of business on the last day of each month prior to the date of determining the delinquency:  for example, if a cut-off date is August 1, or a distribution date is August 25, delinquencies are calculated as of July 31.

Under the MBA Method, a mortgage loan is considered “30 days delinquent” if the borrower fails to make a scheduled payment prior to the close of business on the day prior to the mortgage loan’s first succeeding due date. For example, if a securitization had a closing date occurring in August and a cut-off date of August 1, a mortgage loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would be described as 30 days delinquent as of the cut-off date in the prospectus supplement. A mortgage loan would be considered “60 days delinquent” with respect to such scheduled payment if such scheduled payment were not made prior to the close of business on the day prior to the mortgage loan’s second succeeding due date (or, in the preceding example, if the mortgage loan with a payment due on June 1 remained unpaid as of the close of business on July 31).

Under the OTS Method, a mortgage loan is considered “30 days delinquent” if the borrower fails to make a scheduled payment prior to the close of business on the mortgage loan’s first succeeding due date. For example, if a securitization had a closing date occurring in August and a cut-off date of August 1, a mortgage loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would not be described as 30 days delinquent as of the cut-off date in the prospectus supplement. Such mortgage loan with a payment due on June 1 that remained unpaid as of the close of business on July 31 would be described as 30 days delinquent as of the cut-off date in the prospectus supplement. A mortgage loan would be considered “60 days delinquent” with respect to such scheduled payment if such scheduled payment were not made prior to the close of business on the mortgage loan’s second succeeding due date (or, in the preceding example, if the mortgage loan with a payment due on May 1 remained unpaid as of the close of business on July 31).

Generally, because of the way delinquencies are calculated as described above, delinquencies calculated under the MBA Method are a month greater than as calculated under the OTS Method, and mortgage loans which are 30 days delinquent under the MBA Method are not delinquent under the OTS Method.  Investors should carefully note the method used with respect to the related securitization as described in the prospectus supplement.

Investors should note that calculations of delinquency are made as of the end of the prior month. Changes in borrower delinquency status after that time will not be disclosed until the following month.  In addition, under both methods, bankruptcy, foreclosure and REO property status is determined as of the last day of the prior month. Such mortgage loans are removed from the delinquency buckets, although they will count in connection with delinquency triggers or for total delinquency information.

STATIC POOL INFORMATION

For each mortgage pool discussed above, the issuing entity will provide static pool information with respect to the experience of the sponsor, or other appropriate entity, in securitizing asset pools of the same type to the extent material.

With respect to each series of securities, the information referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

SERVICING OF MORTGAGE LOANS

General

The mortgage loans and mortgage securities included in each mortgage pool will be serviced and administered pursuant to either a pooling and servicing agreement or a servicing agreement. A form of pooling and servicing agreement and a form of servicing agreement have each been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each pooling and servicing agreement or servicing agreement will vary depending upon the nature of the related mortgage pool. The following summaries describe the material servicing-related provisions that may appear in a pooling and servicing agreement or servicing agreement for a mortgage pool that includes mortgage loans. The related prospectus supplement will describe any servicing-related provision of its related pooling and servicing agreement or servicing agreement that materially differs from the description thereof contained in this prospectus. If the related mortgage pool includes mortgage securities, the related prospectus supplement will summarize the material provisions of the related pooling and servicing agreement and identify the responsibilities of the parties to that pooling and servicing agreement.

With respect to any series of securities as to which the related mortgage pool includes mortgage securities, the servicing and administration of the mortgage loans underlying any mortgage securities will be pursuant to the terms of those mortgage securities. Mortgage loans underlying mortgage securities in a mortgage pool will be serviced and administered generally in the same manner as mortgage loans included in a mortgage pool, however, there can be no assurance that this will be the case, particularly if the mortgage securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

The master servicer, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor. The master servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the master servicer in connection with its activities under a pooling and servicing agreement or a servicing agreement.

The master servicer shall supervise, monitor and oversee the obligation of the servicers to service and administer their respective mortgage loans in accordance with the terms of the applicable servicing agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In addition, the Master Servicer shall oversee and consult with each servicer as necessary from time-to-time to carry out the master servicer’s obligations under the pooling and servicing agreement or servicing agreement, shall receive, review and evaluate all reports, information and other data provided to the master servicer by each servicer and shall cause each servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such servicer under its applicable servicing agreement.  Each pooling and servicing agreement or servicing agreement, as applicable, for a series of securities, will provide that in the event a servicer fails to perform its obligations in accordance with its servicing agreement, the master servicer shall terminate such servicer and act as servicer of the related mortgage loans or cause the trustee to enter into a new servicing agreement with a successor servicer selected by the master servicer.

The Servicers

Each of the servicers, if any, for a series of securities will be named in the related prospectus supplement and may be an affiliate of the depositor or the Seller of the mortgage loans for which it is acting as servicer.  Each servicer will service the mortgage loans pursuant to a servicing agreement between the master servicer and the related servicer, which servicing agreement will not contain any terms which are inconsistent with the related pooling and servicing agreement or other agreement that governs the servicing responsibilities of the master servicer or pursuant to the related pooling and servicing agreement, as specified in the related prospectus supplement. Each servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection with its activities under a servicing agreement or the related pooling and servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

The master servicer for any mortgage pool will be obligated under the pooling and servicing agreement or servicing agreement to supervise, monitor and oversee the obligations of the servicers to service and administer their respective mortgage loans in the mortgage pool for the benefit of the related securityholders, in accordance with applicable law, the terms of the pooling and servicing agreement or servicing agreement, the mortgage loans and any instrument of credit enhancement included in the related issuing entity, and, to the extent consistent with the foregoing, the customs and standards of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the jurisdictions where the related mortgaged properties are located. Subject to the foregoing, the master servicer will have full power and authority to do any and all things in connection with servicing and administration that it may deem necessary and desirable.

As part of its servicing duties, the master servicer will be required to, and to cause each of the servicers to, make reasonable efforts to collect all payments called for under the terms and provisions of the mortgage loans that it services. The master servicer and each servicer will be obligated to follow the same collection procedures as it would follow for comparable mortgage loans held for its own account, so long as these procedures are consistent with the servicing standard of and the terms of the related pooling and servicing agreement or servicing agreement and the servicing standard generally described in the preceding paragraph, and do not impair recovery under any instrument of credit enhancement included in the related issuing entity. Consistent with the foregoing, the master servicer or any servicer will be permitted, to the extent provided in the related prospectus supplement, to waive any prepayment premium, late payment charge or other charge in connection with any mortgage loan.

Under a pooling and servicing agreement or a servicing agreement, a master servicer and each servicer may be granted discretion to extend relief to mortgagors whose payments become delinquent. In the case of single family loans and Contracts, a master servicer or servicer may, for example, grant a period of temporary indulgence to a mortgagor or may enter into a liquidating plan providing for repayment of delinquent amounts within a specified period from the date of execution of the plan. However, the master servicer or servicer must first determine that any waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the security for the mortgage loan. In addition, unless otherwise specified in the related prospectus supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a multifamily loan, commercial loan or mixed-use loan, the master servicer or servicer will be permitted, subject to any specific limitations set forth in the related pooling and servicing agreement or servicing agreement and described in the related prospectus supplement, to modify, waive or amend any term of such mortgage loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that the modification, waiver or amendment (1) is reasonably likely to produce a greater recovery with respect to that mortgage loan on a present value basis than would liquidation and (2) will not adversely affect the coverage under any applicable instrument of credit enhancement.

In the case of multifamily loans, commercial loans and mixed-use loans, a mortgagor’s failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a mortgagor under a multifamily, commercial or mixed-use loan that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related mortgaged property. Generally, the related master servicer or servicer will be required to monitor any multifamily loan or commercial loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related mortgaged property and take any other actions as are consistent with the servicing standard described above and in the pooling and servicing agreement or servicing agreement. A significant period of time may elapse before the master servicer or servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the master servicer or servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure) on behalf of the securityholders of the related series may vary considerably depending on the particular multifamily, commercial or mixed-use loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume that loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy petition, the master servicer or servicer may not be permitted to accelerate the maturity of the related multifamily, commercial or mixed-use loan or to foreclose on the mortgaged property for a considerable period of time. See “Legal Aspects of Mortgage Loans” in this prospectus.

Some or all of the mortgage loans in a mortgage pool may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender’s consent. In any case in which a mortgaged property is being conveyed by the mortgagor, the master servicer will in general be obligated, to the extent it has knowledge of the conveyance, to exercise its rights, or cause the servicer of the mortgage loan to exercise its rights, to accelerate the maturity of the related mortgage loan under any due-on-sale clause applicable thereto, but only if the exercise of these rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If applicable law prevents the master servicer or servicer from enforcing a due-on-sale or due-on-encumbrance clause or if the master servicer or servicer determines that it is reasonably likely that the related mortgagor would institute a legal action to avoid enforcement of a due-on-sale or due-on-encumbrance clause, the master servicer or servicer may enter into (1) an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which this person becomes liable under the mortgage note subject to specified conditions and the mortgagor, to the extent permitted by applicable law, remains liable thereon or (2) a substitution of liability agreement pursuant to which the original mortgagor is released from liability and the person to whom the property has been or is about to be conveyed is substituted for the original mortgagor and becomes liable under the mortgage note, subject to specified conditions.  The original mortgagor may be released from liability on a single family loan if the master servicer or servicer shall have determined in good faith that the release will not adversely affect the collectability of the mortgage loan. The master servicer or servicer will determine whether to exercise any right the trustee may have under any due-on-sale or due-on-encumbrance provision in a multifamily loan, commercial loan or mixed-use loan in a manner consistent with the servicing standard. The master servicer or servicer generally will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property.  See “Legal Aspects of Mortgage Loans—Enforceability of Certain Provisions” in this prospectus. FHA loans do not contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

Mortgagors may, from time to time, request partial releases of the mortgaged properties, easements, consents to alteration or demolition and other similar matters. The master servicer or the servicer may approve a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related mortgage loan, that approval will not adversely affect the security for, or the timely and full collectability of, the related mortgage loan. Any fee collected by the master servicer or servicer for processing these requests will be retained by the master servicer or servicer, as the case may be, as additional servicing compensation.

In the case of mortgage loans secured by junior liens on the related mortgaged properties, the master servicer will be required to file, or cause the servicer of the mortgage loans to file, of record a request for notice of any action by a superior lienholder under the senior lien for the protection of the related trustee’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose the junior lienholder’s equity of redemption.  The master servicer also will be required to notify, or cause the servicer of the mortgage loan to notify, any superior lienholder in writing of the existence of the mortgage loan and request notification of any action (as described below) to be taken against the mortgagor or the mortgaged property by the superior lienholder. If the master servicer or a servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the related mortgaged property sold or foreclosed, then, the master servicer will be required to take, or cause the servicer of the related mortgaged property to take, on behalf of the related issuing entity, whatever actions are necessary to protect the interests of the related securityholders, and/or to preserve the security of the related mortgage loan, subject to the REMIC Provisions, if applicable. The master servicer will be required to advance, or cause the servicer of the mortgage loan to advance, the necessary funds to cure the default or reinstate the superior lien, if the advance is in the best interests of the related securityholders and the master servicer or the servicer, as the case may be, determines the advances are recoverable out of payments on or proceeds of the related mortgage loan.

The master servicer for any mortgage pool will also be required to perform, or cause the servicers of the mortgage loans in the mortgage pool to perform, other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums and similar items, or otherwise monitoring the timely payment of those items; adjusting mortgage rates on ARM Loans; maintaining Buydown Accounts; supervising foreclosures and similar proceedings; managing REO properties; and maintaining servicing records relating to the mortgage loans in the mortgage pool. The master servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit enhancement.  See “Description of Credit Enhancement” in this prospectus.

Special Servicers

If and to the extent specified in the related prospectus supplement, a special servicer may be a party to the related pooling and servicing agreement or servicing agreement or may be appointed by the master servicer or another specified party to perform specified duties in respect of servicing the related mortgage loans that would otherwise be performed by the master servicer (for example, the workout and/or foreclosure of defaulted mortgage loans). The rights and obligations of any special servicer will be specified in the related prospectus supplement, and the master servicer will be liable for the performance of a special servicer only if, and to the extent, set forth in that prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

Except as described below and in the related prospectus supplement, the master servicer will be required, in a manner consistent with the servicing standard, to, or to cause the servicers of the mortgage loans to, foreclose upon or otherwise comparably convert the ownership of properties securing any mortgage loans in the related mortgage pool that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. Generally, the foreclosure process will commence no later than 90 days after delinquency of the related mortgage loan. The master servicer and each servicer will be authorized to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related mortgaged property, by operation of law or otherwise, if the action is consistent with the servicing standard. The master servicer’s or applicable servicer’s actions in this regard must be conducted, however, in a manner that will permit recovery under any instrument of credit enhancement included in the related issuing entity. In addition, neither the master servicer nor any other servicer will be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless it shall determine that (1) the foreclosure and/or restoration will increase the proceeds of liquidation of the mortgage loan to the related securityholders after reimbursement to itself for these expenses and (2) these expenses will be recoverable to it from related Insurance Proceeds, Liquidation Proceeds or amounts drawn out of any fund or under any instrument constituting credit enhancement (respecting which it shall have priority for purposes of withdrawal from the Distribution Account in accordance with the pooling and servicing agreement or servicing agreement).

However, unless otherwise specified in the related prospectus supplement, neither the master servicer nor any other servicer may acquire title to any multifamily property or commercial property securing a mortgage loan or take any other action that would cause the related trustee, for the benefit of securityholders of the related series, or any other specified person to be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or an “operator” of such mortgaged property within the meaning of federal environmental laws, unless the master servicer or the servicer of the mortgage loan has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the issuing entity), that either:

(1)           the mortgaged property is in compliance with applicable environmental laws and regulations or, if not, that taking actions as are necessary to bring the mortgaged property into compliance with these laws is reasonably likely to produce a greater recovery on a present value basis than not taking those actions; and

(2)           there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if those circumstances or conditions are present for which any such action could be required, taking those actions with respect to the mortgaged property is reasonably likely to produce a greater recovery on a present value basis than not taking those actions. See “Legal Aspects of Mortgage Loans—Environmental Legislation” in this prospectus.

Neither the master servicer nor any other servicer will be obligated to foreclose upon or otherwise convert the ownership of any mortgaged property securing a single family loan if it has received notice or has actual knowledge that the property may be contaminated with or affected by hazardous wastes or hazardous substances; however, environmental testing will not be required. The master servicer or servicer, as applicable, will not be liable to the securityholders of the related series if, based on its belief that no such contamination or effect exists, the master servicer or such servicer forecloses on a mortgaged property and takes title to the mortgaged property, and thereafter the mortgaged property is determined to be so contaminated or affected.

With respect to a mortgage loan in default, the master servicer or servicer of the mortgage loan may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, neither the master servicer nor the servicer of the mortgage loan is required to continue to pursue both remedies if it determines that one remedy is more likely than the other to result in a greater recovery. Upon the first to occur of final liquidation (by foreclosure or otherwise) or a repurchase or substitution pursuant to a breach of a representation and warranty, the mortgage loan will be removed from the related issuing entity if it has not been removed previously. The master servicer or servicer may elect to treat a defaulted mortgage loan as having been finally liquidated if a substantial portion or all of the amounts expected to be received from that mortgage loan have been received. Any additional liquidation expenses relating to the mortgage loan thereafter incurred will be reimbursable to the master servicer or servicer, as applicable, from any amounts otherwise distributable to holders of securities of the related series, or may be offset by any subsequent recovery related to the mortgage loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to securityholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit support, the master servicer and servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with the defaulted mortgage loan.

As provided above, the master servicer or a servicer may pass through less than the full amount it expects to receive from the related mortgage loan; however, the master servicer or servicer may only do this if the master servicer or servicer reasonably believes it will maximize the proceeds to the securityholders in the aggregate. To the extent the master servicer or servicer receives additional recoveries following liquidation, the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the issuing entity as Liquidation Proceeds.  In the event the amount of the Realized Loss is restated, the amount of overcollateralization or the principal balance of the most subordinate class of securities in the issuing entity may be increased.  However, the holders of any securities whose principal balance is increased will not be reimbursed interest for the period during which the principal balance of their securities was lower.

With respect to a series of securities, if so provided in the related prospectus supplement, the applicable form of credit enhancement may provide, to the extent of coverage, that a defaulted mortgage loan will be removed from the issuing entity prior to the final liquidation thereof. In addition, a pooling and servicing agreement or servicing agreement may grant to the depositor, an affiliate of the depositor, the master servicer, a special servicer, a provider of credit enhancement and/or the holder or holders of specified classes of securities of the related series a right of first refusal to purchase from the issuing entity, at a predetermined purchase price, any mortgage loan as to which a specified number of scheduled payments are delinquent. If the purchase price is insufficient to fully fund the entitlements of securityholders to principal and interest, it will be specified in the related prospectus supplement. Furthermore, a pooling and servicing agreement or a servicing agreement may authorize the master servicer or servicer of the mortgage loan to sell any defaulted mortgage loan if and when the master servicer or servicer determines, consistent with the servicing standard, that the sale would produce a greater recovery to securityholders on a present value basis than would liquidation of the related mortgaged property.

In the event that title to any mortgaged property is acquired by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of securityholders of the related series. Notwithstanding any acquisition of title and cancellation of the related mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding mortgage loan held in the issuing entity until the mortgaged property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to the defaulted mortgage loan. For purposes of calculations of amounts distributable to securityholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, the amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as the REO Mortgage Loan is considered to remain in the issuing entity.

If title to any mortgaged property is acquired by an issuing entity as to which a REMIC election has been made, the master servicer, on behalf of the issuing entity, will be required to sell, or cause the servicer of the mortgage loan to sell, the mortgaged property within three years of acquisition, unless (1) the IRS grants an extension of time to sell the property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the issuing entity for more than three years after its acquisition will not result in the imposition of a tax on the issuing entity or cause the issuing entity to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing and any other tax-related constraints, the master servicer generally will be required to solicit bids, or to cause a servicer to solicit bids, for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. If title to any mortgaged property is acquired by a issuing entity as to which a REMIC election has been made, the master servicer will also be required to ensure that the mortgaged property is administered so that it constitutes “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of the property does not result in the receipt by the issuing entity of any income from non-permitted assets as described in Section 860F(a)(2)(B) of the Code, and that the issuing entity does not derive any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code with respect to the property.

If Liquidation Proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus accrued interest plus the aggregate amount of reimbursable expenses incurred by the master servicer or the servicer, as applicable, with respect to the mortgage loan, and the shortfall is not covered under any applicable instrument or fund constituting credit enhancement, the issuing entity will realize a loss in the amount of the difference. The master servicer or servicer, as applicable, will be entitled to reimburse itself from the Liquidation Proceeds recovered on any defaulted mortgage loan, prior to the distribution of Liquidation Proceeds to securityholders, amounts that represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. If so provided in the related prospectus supplement, the applicable form of credit enhancement may provide for reinstatement subject to specified conditions in the event that, following the final liquidation of a mortgage loan and a draw under the credit enhancement, subsequent recoveries are received. In addition, if a gain results from the final liquidation of a defaulted mortgage loan or an REO Mortgage Loan which is not required by law to be remitted to the related mortgagor, the master servicer or servicer, as applicable, will be entitled to retain the gain as additional servicing compensation unless the related prospectus supplement provides otherwise. For a description of the master servicer’s (or other specified person’s) obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the mortgage loans, see “Description of Credit Enhancement” and “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder” in this prospectus.

Servicing and Other Compensation and Payment of Expenses; Retained Interest

The principal servicing compensation to be paid to the master servicer in respect of its master servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related issuing entity at the time the collections are deposited into the applicable Distribution Account. This portion of the servicing fee will be calculated with respect to each mortgage loan by multiplying the fee by the principal balance of the mortgage loan. In addition, to the extent not permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in the applicable Distribution Account. Any additional servicing compensation will be described in the related prospectus supplement.

The principal servicing compensation to be paid to each servicer in respect of its servicing activities for a series of securities will be equal to the percentage or range of percentages per annum described in the related prospectus supplement of the outstanding principal balance of each mortgage loan serviced by such servicer, and this compensation will be retained by it on a monthly or other periodic basis from collections of interest on each mortgage loan in the related issuing entity at the time the collections are deposited into such servicer’s Protected Account. This portion of the servicing fee will be calculated with respect to each mortgage loan serviced by a servicer by multiplying the fee by the principal balance of the mortgage loan. In addition, each servicer may retain all prepayment premiums, assumption fees and late payment charges, to the extent collected from mortgagors, and any benefit which may accrue as a result of the investment of funds in its Protected Account. Any additional servicing compensation will be described in the related prospectus supplement.

The master servicer will pay or cause to be paid some of the ongoing expenses associated with each issuing entity and incurred by it in connection with its responsibilities under the pooling and servicing agreement or servicing agreement, including, if so specified in the related prospectus supplement, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee and the security registrar, and payment of expenses incurred in enforcing the obligations of the servicers and the Sellers. The master servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of the servicers and the Sellers under limited circumstances. In addition, the master servicer and each servicer will be entitled to reimbursements for some of its expenses incurred in connection with liquidated mortgage loans and in connection with the restoration of mortgaged properties, this right of reimbursement being prior to the rights of securityholders to receive any related Liquidation Proceeds or Insurance Proceeds. If and to the extent so provided in the related prospectus supplement, the master servicer and each servicer will be entitled to receive interest on amounts advanced to cover reimbursable expenses for the period that the advances are outstanding at the rate specified in the prospectus supplement, and the master servicer and each servicer will be entitled to payment of the interest periodically from general collections on the mortgage loans in the related issuing entity prior to any payment to securityholders or as otherwise provided in the related pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

If and to the extent provided in the related prospectus supplement, the master servicer and the servicers may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to any Prepayment Interest Shortfalls resulting from mortgagor prepayments during that period. See “Yield Considerations” in this prospectus.

DESCRIPTION OF THE SECURITIES

General

The securities will be issued in series. Each series of certificates (or, in some instances, two or more series of certificates) will be issued pursuant to a pooling and servicing agreement, similar to one of the forms filed as an exhibit to the registration statement of which this prospectus is a part.  Each pooling and servicing agreement will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Each series of notes (or, in some instances, two or more series of notes) will be issued pursuant to an indenture between the related issuing entity and the trustee, similar to the form filed as an exhibit to the registration statement of which this prospectus is a part. The issuing entity will be created pursuant to an owner trust agreement between the depositor and the owner trustee. Each indenture, along with the related servicing agreement and owner trust agreement, will be filed with the Commission as an exhibit to a Current Report on Form 8-K. Qualified counsel will render an opinion to the effect that the issuing entity’s assets will not be considered assets of the Seller or the depositor in the event of the bankruptcy of the Seller or the depositor. The following summaries (together with additional summaries under “The Agreements” below) describe the material provisions relating to the securities common to each Agreements.

Certificates of each series covered by a particular pooling and servicing agreement will evidence specified beneficial ownership interests in a separate issuing entity created pursuant to the pooling and servicing agreement.  Each series of notes covered by a particular indenture will evidence indebtedness of a separate issuing entity created pursuant to the related owner trust agreement. An issuing entity will consist of, to the extent provided in the pooling and servicing agreement or owner trust agreement:

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the mortgage loans (and the related mortgage documents) or interests therein (including any mortgage securities) underlying a particular series of securities as from time to time are subject to the pooling and servicing agreement or servicing agreement, exclusive of, if specified in the related prospectus supplement, any interest retained by the depositor or any of its affiliates with respect to each mortgage loan;

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all payments and collections in respect of the mortgage loans or mortgage securities due after the related cut-off date, as from time to time are identified as deposited in respect thereof in the related Protected Account, Distribution Account or any other account established pursuant to the Agreement as described below;

•	any property acquired in respect of mortgage loans in the issuing entity, whether through foreclosure of a mortgage loan or by deed in lieu of foreclosure;

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hazard insurance policies, Primary Insurance Policies, FHA insurance policies and VA guarantees, if any, maintained in respect of mortgage loans in the issuing entity and the proceeds of these policies;

•	U.S. Government Securities;

•	the rights of the depositor under any mortgage loan purchase agreement, including in respect of any representations and warranties therein; and

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any combination, as and to the extent specified in the related prospectus supplement, of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, special hazard insurance policy, or currency or interest rate exchange agreements as described under “Description of Credit Enhancement” in this prospectus.

If provided in the related prospectus supplement, the original principal amount of a series of securities may exceed the principal balance of the mortgage loans or mortgage securities initially being delivered to the trustee. Cash in an amount equal to this difference will be deposited into a pre-funding account maintained with the trustee. During the period set forth in the related prospectus supplement, amounts on deposit in the pre-funding account may be used to purchase additional mortgage loans or mortgage securities for the related issuing entity. Any amounts remaining in the pre-funding account at the end of the period will be distributed as a principal prepayment to the holders of the related series of securities at the time and in the manner set forth in the related prospectus supplement.

Each series of securities may consist of any one or a combination of the following types of classes:

Accretion Directed	A class of securities designated to receive principal payments primarily from the interest that accrues on specified Accrual Classes.

Accrual
A class of securities where the accrued interest otherwise payable to such certificates is allocated to specified classes of certificates as principal payments in reduction of their certificate principal balance.  The certificate principal balance of the Accrual Class will be increased to the extent such accrued interest is so allocated.

Companion
A class that receives principal payments on any distribution date only if scheduled payments have been made on specified planned amortization classes, targeted amortization classes or scheduled principal classes.

Component
A class consisting of “components.” The components of a class of component securities may have different principal and/or interest payment characteristics but together constitute a single class. Each component of a class of component securities may be identified as falling into one or more of the categories in this list.

Fixed Rate	A class with an interest rate that is fixed throughout the life of the class.

Floating Rate
A class that receives interest payments based on an interest rate that fluctuates each payment period based on a designated index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds, plus a specified margin.

Interest Only or IO	A class of securities with no principal balance and which is not entitled to principal payments. Interest usually accrues based on a specified notional amount.

Inverse Floating Rate
A class of securities where the pass-through rate adjusts based on the excess between a specified rate and LIBOR or another index, which will be of a type that is customarily used in the debt and fixed income markets to measure the cost of borrowed funds.

Lock Out	A class of securities which is “locked out” of certain payments, usually principal, for a specified period of time.

Partial Accrual
A class that accretes a portion of the amount of accrued interest thereon, which amount will be added to the principal balance of such class on each applicable distribution date, with the remainder of such accrued interest to be distributed currently as interest on such class. Such accretion may continue until a specified event has occurred or until such Partial Accrual class is retired.

Principal Only	A class of securities which is not entitled to interest payments.

Planned Amortization Class or PAC	A class of securities with a principal balance that is reduced based on a schedule of principal balances, assuming a certain range of prepayment rates on the underlying assets.

Scheduled Principal
A class that is designed to receive principal payments using a predetermined principal balance schedule but is not designated as a Planned Amortization Class or Targeted Amortization Class. In many cases, the schedule is derived by assuming two constant prepayment rates for the underlying assets. These two rates are the endpoints for the “structuring range” for the scheduled principal class.

Senior Support
A class that absorbs the realized losses other than excess losses that would otherwise be allocated to a Super Senior Class after the related classes of subordinated securities are no longer outstanding.

Sequential Pay
Classes that receive principal payments in a prescribed sequence, that do not have predetermined principal balance schedules and that under all circumstances receive payments of principal continuously from the first distribution date on which they receive principal until they are retired. A single class that receives principal payments before or after all other classes in the same series of securities may be identified as a sequential pay class.

Super Senior
A class that will not bear its proportionate share of realized losses (other than excess losses) as its share is directed to another class, referred to as the “support class” until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC	A class of securities with a principal balance that is reduced based on a scheduled of principal balances, assuming a certain targeted rate of prepayments on the related collateral.

Variable Rate
A class with an interest rate that resets periodically and is calculated by reference to the rate or rates of interest applicable to specified assets or instruments (e.g., the mortgage rates borne by the underlying loans).

With respect to any series of notes, the related Equity Certificates, insofar as they represent the beneficial ownership interest in the Issuing Entity, will be subordinate to the related notes. As to each series, the offered securities will be rated in one of the four highest rating categories by one or more Rating Agencies. Credit support for the offered securities of each series may be provided by a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, reserve fund, currency or interest rate exchange agreement, overcollateralization, cross-collateralization or by the subordination of one or more other classes of securities, each, as described under “Description of Credit Enhancement” in this prospectus, or by any combination of the foregoing.

If so specified in the prospectus supplement relating to a series of certificates, one or more elections may be made to treat the related issuing entity, or a designated portion thereof, as a REMIC. If an election is made with respect to a series of certificates, one of the classes of certificates in the series will be designated as evidencing the sole class of “residual interests” in each related REMIC, as defined in the Code; alternatively, a separate class of ownership interests will evidence the residual interests. All other classes of certificates in the series will constitute “regular interests” in the related REMIC, as defined in the Code. As to each series of certificates as to which a REMIC election is to be made, the master servicer, trustee or other specified entity will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

Except as described below, the offered securities of each series will be issued as physical certificates or notes in fully registered form only in the denominations specified in the related prospectus supplement, and will be transferable and exchangeable at the corporate trust office of the registrar named in the related prospectus supplement. No service charge will be made for any registration of exchange or transfer of offered securities, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge. A “securityholder” or “holder” is the entity whose name appears on the records of the registrar (consisting of or including the security register) as the registered holder of a security.

If so specified in the related prospectus supplement, specified classes of a series of securities will be initially issued through the book-entry facilities of DTC. As to any class of DTC Registered Securities, the recordholder of the securities will be DTC’s nominee. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participants and facilitates the clearance and settlement of securities transactions between participants through electronic book-entry changes in the accounts of participants. Intermediaries have indirect access to DTC’s clearance system.

If securities are issued as DTC Registered Securities, no Beneficial Owner will be entitled to receive a security representing its interest in registered, certificated form, unless either (1) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or (2) the depositor elects, with the consent of the Beneficial Owners, to discontinue the registration of the securities through DTC. Prior to one of these events, Beneficial Owners will not be recognized by the trustee or the master servicer as holders of the related securities for purposes of the related pooling and servicing agreement or indenture, and Beneficial Owners will be able to exercise their rights as owners of the securities only indirectly through DTC, participants and Intermediaries. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in DTC Registered Securities may do so only through DTC, either directly if the Beneficial Owner is a participant or indirectly through participants and, if applicable, Intermediaries. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any DTC Registered Securities will be required to be made in minimum denominations specified in the related prospectus supplement.  The ability of a Beneficial Owner to pledge DTC Registered Securities to persons or entities that are not participants in the DTC system, or to otherwise act with respect to the securities, may be limited because of the lack of physical certificates or notes evidencing the securities and because DTC may act only on behalf of participants.

Distributions in respect of the DTC Registered Securities will be forwarded by the trustee or other specified entity to DTC, and DTC will be responsible for forwarding the payments to participants, each of which will be responsible for disbursing the payments to the Beneficial Owners it represents or, if applicable, to Intermediaries. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their securities.  Under DTC’s procedures, DTC will take actions permitted to be taken by holders of any class of DTC Registered Securities under the pooling and servicing agreement or indenture only at the direction of one or more participants to whose account the DTC Registered Securities are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of holders of securities of any class to the extent that participants authorize these actions. None of the master servicer, the depositor, the trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Securities, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

Some of the offered securities may be Global Securities. Except in some limited circumstances, the Global Securities will be available only in book-entry form. Investors in the Global Securities may hold those Global Securities through any of DTC, Clearstream, or Euroclear System (in Europe). The Global Securities will be traceable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors through Clearstream and Euroclear System will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream and Euroclear System and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors through DTC will be conducted according to DTC’s rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream or Euroclear System and DTC participants holding interests in Global Securities will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear System (in that capacity) and as DTC participants.

Non-U.S. holders (as described below) of interests in Global Securities will be subject to U.S. withholding taxes unless those holders meet various requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear System will hold positions on behalf of their participants through their relevant depositary which in turn will hold those positions in their accounts as DTC participants.

Investors electing to hold their interests in Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their interests in Global Securities through Clearstream or Euroclear System accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Secondary market trading between DTC participants will occur in accordance with DTC rules. Secondary market trading between Clearstream participants or Euroclear System participants will be settled using the procedures applicable to conventional eurobonds in same-day funds. When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear System participant, the purchaser will send instructions to Clearstream or Euroclear System through a Clearstream participant or Euroclear System participant at least one business day prior to settlement. Clearstream or Euroclear System will instruct the relevant depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depositary to the DTC participant’s account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant’s or Euroclear System participant’s account. The securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails),the Clearstream or Euroclear System cash debit will be valued instead as of the actual settlement date.

Clearstream participants and Euroclear System participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear System. Under this approach, they may take on credit exposure to Clearstream or Euroclear System until the Global Securities are credited to their account one day later. As an alternative, if Clearstream or Euroclear System has extended a line of credit to them, Clearstream participants or Euroclear System participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream participants or Euroclear System participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although the result will depend on each Clearstream participant’s or Euroclear System participant’s particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for crediting Global Securities to the respective European depositary for the benefit of Clearstream participants or Euroclear System participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

Due to time zone differences in their favor, Clearstream participants and Euroclear System participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear System through a Clearstream participant or Euroclear System participant at least one business day prior to settlement. In these cases Clearstream or Euroclear System will instruct the respective depositary, as appropriate, to credit the Global Securities to the DTC participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist to 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of Clearstream participant or Euroclear System participant the following day, and receipt of the cash proceeds in the Clearstream participant’s or Euroclear System participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear System participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant’s or Euroclear System participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear System and that purchase interests in Global Securities from DTC participants for delivery to Clearstream participants or Euroclear System participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

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borrowing through Clearstream or Euroclear System for one day (until the purchase side of the trade is reflected in their Clearstream or Euroclear System accounts) in accordance with the clearing system’s customary procedures;

•
borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear System account in order to settle the sale side of the trade; or

•
staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear System participant.

A beneficial owner of interests in Global Securities holding securities through Clearstream or Euroclear System (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate: Exemption for Non-U.S. Persons (Form W-8BEN). Beneficial holders of interests in Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Holdership, Exemption or Reduced Rate Certificate). Form W-8BEN may be filed by Noteholders or their agent.

U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

The holder of an interest in a Global Security or, in the case of a Form W-8BEN or a Form W-8ECI filer, his agent, files by submitting the appropriate form to the person through whom it holds the security (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective for three calendar years. The term “U.S. Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Person” means any person who is not a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

Exchangeable Securities

General

As the related prospectus supplement will discuss, some series will include one or more classes of exchangeable securities.  In any of these series, the holders specified in the related prospectus supplement will be entitled, after notice and payment to the trustee of an administrative fee, to exchange all or a portion of those classes for proportionate interests in one or more of the other classes of exchangeable securities.

If the related prospectus supplement describes the issuance of exchangeable securities, all of these classes of exchangeable securities will be listed on the cover of the prospectus supplement.  The classes of securities that are exchangeable for one another will be referred to in the related prospectus supplement as “related” to each other, and each related grouping of exchangeable securities will be referred to as a “combination.”  Each combination of exchangeable securities will be issued by the related issuing entity and, in the aggregate, will represent a distinct combination of uncertificated interests in the issuing entity.  At any time after their initial issuance, any class of exchangeable securities may be exchanged for the related class or classes of exchangeable securities.  In some cases, multiple classes of exchangeable securities may be exchanged for one or more classes of related exchangeable securities.

Descriptions in the related prospectus supplement about the securities of that series, including descriptions of principal and interest distributions, registration and denomination of securities, credit enhancement, yield and prepayment considerations and tax, ERISA and legal investment considerations, will also apply to each class of exchangeable securities.  The related prospectus supplement will separately describe the yield and prepayment considerations applicable to, and the risks of investment in, each class of exchangeable securities in a combination.  For example, separate decrement tables and yield tables, if applicable, will be included for each class of a combination of exchangeable securities.

Exchanges

If a holder elects to exchange its exchangeable securities for related exchangeable securities the following three conditions must be satisfied:

•
the aggregate principal balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate principal balance, immediately prior to the exchange, of the exchanged securities—for purposes of this condition, an interest only class will have a principal balance of zero;

•	the annual interest amount payable with respect to the exchangeable securities received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

•	the class or classes of exchangeable securities must be exchanged in the applicable proportions, if any, described in the related prospectus supplement.

There are different types of combinations that can exist.  Any individual series of securities may have multiple types of combinations.  Some examples of combinations include:

•
A class of exchangeable securities with an interest rate that varies directly with changes in an index and a class of exchangeable securities with an interest rate that varies indirectly with changes in an index may be exchangeable for a class of exchangeable securities with a fixed interest rate.  In this case, the classes that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the class with a fixed interest rate.  In addition, the aggregate principal balance of the two classes that vary with an index would equal the principal balance of the class with the fixed interest rate.

•
An interest only class and principal only class of exchangeable securities may be exchangeable, together, for a class that is entitled to both principal and interest payments.  The principal balance of the principal and interest class would be equal to the principal balance of the exchangeable principal only class, and the interest rate on the principal and interest class would be a fixed rate that when applied to the principal balance of this class would generate an annual interest amount equal to the annual interest amount of the exchangeable interest only class.

•
Two classes of principal and interest classes with different fixed interest rates may be exchangeable, together, for a class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two exchanged classes, and a fixed interest rate that when applied to the principal balance of the exchanged for class, would generate an annual interest amount equal to the aggregate annual interest amount of the two exchanged classes.

These examples of combinations of exchangeable securities describe combinations of exchangeable securities which differ in their interest characteristics.  In some series, a securityholder may be able to exchange its exchangeable securities for other exchangeable securities that have different principal payment characteristics.  Examples of these types of combinations include:

•
A class of exchangeable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of exchangeable securities that receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of principal continuously from the first distribution date on which it receives interest until it is retired.

•
A class of exchangeable securities that is designed to receive principal payments in accordance with a predetermined schedule, or a planned amortization class, and a class of exchangeable securities that only receives principal payments on a distribution date if scheduled payments have been made on the planned amortization class, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

A number of factors may limit the ability of an exchangeable securityholder to effect an exchange.  For example, the securityholder must own, at the time of the proposed exchange, the class or classes necessary to make the exchange in the necessary proportions.  If a securityholder does not own the necessary classes or does not own the necessary classes in the proper proportions, the securityholder may not be able to obtain the desired class of exchangeable securities.  The securityholder desiring to make the exchange may not be able to purchase the necessary class from the then-current owner at a reasonable price or the necessary proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

Procedures

The related prospectus supplement will describe the procedures that must be followed to make an exchange.  A securityholder will be required to provide notice to the trustee five business days prior to the proposed exchange date or as otherwise specified in the related prospectus supplement.  The notice must include the outstanding principal or notional amount of the securities to be exchanged and to be received, and the proposed exchange date.  When the trustee receives this notice, it will provide instructions to the securityholder regarding delivery of the securities and payment of the administrative fee.  A securityholder’s notice to the trustee will become irrevocable on the second business day prior to the proposed exchange date.  Any exchangeable securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC’s book-entry securities.

If the related prospectus supplement describes exchange proportions for a combination of classes of exchangeable securities, these proportions will be based on the original, rather than the outstanding, principal or notional amounts of these classes.

The first payment on an exchangeable security received in an exchange will be made on the distribution date in the month following the month of the exchange or as otherwise described in the related prospectus supplement.  This payment will be made to the securityholder of record as of the applicable record date.

Assignment of Trust Fund Assets

At the time of issuance of a series of securities, the depositor will assign, or cause to be assigned, to the related trustee (or its nominee),without recourse, the mortgage loans or mortgage securities being included in the related issuing entity, together with, all principal and interest received on or with respect to the mortgage loans or mortgage securities after the cut-off date, other than principal and interest due on or before the cut-off date. If specified in the related prospectus supplement, the depositor or any of its affiliates may retain an interest in the issuing entity assets, if any, for itself or transfer the same to others. The trustee will, concurrently with the assignment, deliver the securities of the series to or at the direction of the depositor in exchange for the mortgage loans and/or mortgage securities in the related issuing entity. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement or servicing agreement. The schedule will include, among other things, information as to the principal balance of each mortgage loan in the related issuing entity as of the cut-off date, as well as information respecting the mortgage rate, the currently scheduled monthly payment of principal and interest, the maturity of the mortgage note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

In addition, the depositor will, as to each mortgage loan, other than (1) mortgage loans underlying any mortgage securities and (2) Contracts, deliver, or cause to be delivered, to the related trustee (or to the custodian described below) the following documents:

•	the mortgage note endorsed, without recourse, either in blank or to the order of the trustee (or its nominee),

•
the mortgage with evidence of recording indicated on the mortgage (except for any mortgage not returned from the public recording office) or, in the case of a cooperative mortgage loan, on the related financing statement,

•
an assignment of the mortgage in blank or to the trustee (or its nominee) in recordable form (or, with respect to a cooperative mortgage loan, an assignment of the respective security agreements, any applicable UCC financing statements, recognition agreements, relevant stock certificates, related blank stock powers and the related proprietary leases or occupancy agreements),

•	any intervening assignments of the mortgage with evidence of recording on the assignment (except for any assignment not returned from the public recording office),

•	if applicable, any riders or modifications to the mortgage note and mortgage,

•	if the mortgage loan is secured by additional collateral, certain security and assignment documents relating to the pledge of the additional collateral, and

•	any other documents set forth in the related pooling and servicing agreement, mortgage loan purchase agreement or servicing agreement.

The assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law.

Notwithstanding the foregoing, an issuing entity may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers, or causes to be delivered, to the related trustee (or the custodian) a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. In addition, if the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the assignment concurrently with the execution and delivery of the related pooling and servicing agreement or servicing agreement because of a delay caused by the public recording office, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) a true and correct photocopy of the mortgage or assignment as submitted for recording within one year. The depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) the mortgage or assignment with evidence of recording indicated on the assignment after receipt thereof from the public recording office. If the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the mortgage or assignment concurrently with the execution and delivery of the related pooling and servicing agreement or servicing agreement because the mortgage or assignment has been lost, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) a true and correct photocopy of the mortgage or assignment with evidence of recording on the mortgage or assignment.  If the depositor cannot deliver, with respect to any mortgage loan, the mortgage or any intervening assignment with evidence of recording on the mortgage or assignment because the applicable jurisdiction retains the originals of such documents, the depositor will deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded.  Assignments of the mortgage loans to the trustee (or its nominee) will be recorded in the appropriate public recording office, except (1) where recordation is not required by the Rating Agencies rating the applicable securities, (2) in states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee’s interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the originator of the mortgage loan or (3) where Mortgage Electronic Registration Systems, Inc. is identified on the mortgage or a properly recorded assignment of mortgage as the mortgagee of record solely as nominee for a Seller and its successors and assigns.  In addition, the depositor shall not be required to deliver intervening assignments or mortgage note endorsements between the underlying sellers of the mortgage loans and the Seller, between the Seller and the depositor and between the depositor and the trustee.

As to each Contract, the depositor will deliver, or cause to be delivered, to the related trustee (or the custodian) the following documents:

•	the original Contract endorsed, without recourse, to the order of the trustee,

•	copies of documents and instruments related to the Contract and the security interest in the Manufactured Home securing the Contract, and

•	a blanket assignment to the trustee of all Contracts in the related issuing entity and the related documents and instruments.

In order to give notice of the right, title and interest of the securityholders to the Contracts, the depositor will cause to be executed and delivered to the trustee a UCC-1 financing statement identifying the trustee as the secured party and identifying all Contracts as collateral.

The depositor will, as to each mortgage security included in a mortgage pool, deliver, or cause to be delivered, to the related trustee (or the custodian), either (i) cause an electronic transfer of that security or (ii) provide a physical certificate or note evidencing the mortgage security, registered in the name of the related trustee (or its nominee), or endorsed in blank or to the related trustee (or its nominee), or accompanied by transfer documents sufficient to effect a transfer to the trustee (or its nominee).

The trustee (or the custodian) will hold the documents in trust for the benefit of the related securityholders, and generally will review the documents within 180 days after receipt thereof in the case of documents delivered concurrently with the execution and delivery of the related pooling and servicing agreement or indenture, and within the time period specified in the related pooling and servicing agreement or indenture in the case of all other documents delivered. If any document is found to be missing or defective in any material respect, the trustee (or the custodian) will be required to promptly so notify the master servicer, the depositor, and the related Seller. If the related Seller does not cure the omission or defect within a specified period after notice is given thereto by the trustee, and the omission or defect materially and adversely affects the interests of securityholders in the affected mortgage loan or mortgage security, then, the related Seller will be obligated to repurchase the mortgage loan or mortgage security from the trustee at its purchase price (or, if and to the extent it would otherwise be permitted to do so for a breach of representation and warranty as described under “The Mortgage Pools—Representations of Sellers,” to substitute for the mortgage loan or mortgage security). The trustee will be obligated to enforce this obligation of the Seller to the extent described above under “The Mortgage Pools—Representations by Sellers,” but there can be no assurance that the applicable Seller will fulfill its obligation to repurchase (or substitute for) the affected mortgage loan or mortgage security as described above. The depositor will not be obligated to repurchase or substitute for the mortgage loan or mortgage security if the Seller defaults on its obligation to do so. This repurchase or substitution obligation constitutes the sole remedy available to the related securityholders and the related trustee for omission of, or a material defect in, a constituent document. Any affected mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related issuing entity.

The trustee will be authorized at any time to appoint one or more custodians pursuant to a custodial agreement to hold title to the mortgage loans and/or mortgage securities in any mortgage pool, and to maintain possession of and, if applicable, to review, the documents relating to the mortgage loans and/or mortgage securities, in any case as the agent of the trustee. The identity of any custodian to be appointed on the date of initial issuance of the securities will be set forth in the related prospectus supplement. A custodian may be an affiliate of the depositor or the master servicer.

Except as to mortgage loans underlying any mortgage securities, the Seller will make representations and warranties as to the types and geographical concentrations of the mortgage loans and as to the accuracy of some of the information furnished to the related trustee in respect of each mortgage loan (for example, the original Loan-to-Value Ratio, the principal balance as of the cut-off date, the mortgage rate and maturity). Upon a breach of any of these representations which materially and adversely affects the interests of the securityholders in a mortgage loan, the Seller will be obligated to cure the breach in all material respects, to repurchase the mortgage loan at its purchase price or, to substitute for the mortgage loan a Qualified Substitute Mortgage Loan in accordance with the provisions for substitution by Sellers as described above under “The Mortgage Pools—Representations by Sellers.” This repurchase or substitution obligation constitutes the sole remedy available to securityholders or the trustee for a breach of a representation by a Seller.  Any mortgage loan not so repurchased or substituted for shall remain in the related issuing entity.

Pursuant to the related pooling and servicing agreement or servicing agreement, the master servicer for any mortgage pool, either directly or through servicers, will service and administer the mortgage loans included in the mortgage pool and assigned to the related trustee as more fully set forth under “Servicing of Mortgage Loans” in this prospectus.  Each of the depositor and the master servicer will make limited representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

General.  The master servicer, trustee or securities administrator, as applicable, will, as to the issuing entity, establish and maintain or cause to be established and maintained a Distribution Account, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of securities of the related series. A Distribution Account shall be maintained as an Eligible Account, and the funds held therein may be held as cash or invested in Permitted Investments. The master servicer, trustee or securities administrator, or other entity designated in the related prospectus supplement, will have sole discretion to determine the particular investments made so long as it complies with the investment terms of the related pooling and servicing agreement or the related servicing agreement and indenture.  Any Permitted Investments shall not cause the depositor to register under the Investment Company Act of 1940. Any interest or other income earned on funds in the Distribution Account will be paid to the master servicer, trustee or securities administrator, or other entity designated in the related prospectus supplement, as additional compensation or will be available for payments on the securities as provided in the prospectus supplement. If permitted by the Rating Agency or Agencies and so specified in the related prospectus supplement, a Distribution Account may contain funds relating to more than one series of mortgage pass-through certificates or mortgage-backed notes and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

Deposits. With respect to each series of securities, the related master servicer, servicers, trustee or special servicer will be required to deposit or cause to be deposited in the Distribution Account for the related issuing entity within a period following receipt (in the case of collections and payments), the following payments and collections received, or advances made, by the master servicer, the servicers, the trustee or any special servicer subsequent to the cut-off date with respect to the mortgage loans and/or mortgage securities in the issuing entity (other than payments due on or before the cut-off date):

•	all payments on account of principal, including principal prepayments, on the mortgage loans;

•
all payments on account of interest on the mortgage loans, including any default interest collected, in each case net of any portion thereof retained by the master servicer, any servicer or any special servicer as its servicing compensation or as compensation to the trustee, and further net of any retained interest of the depositor;

•	all payments on the mortgage securities;

•	all payments on the U.S. Government Securities (if any);

•	all Insurance Proceeds and Liquidation Proceeds;

•
any amounts paid under any instrument or drawn from any fund that constitutes credit enhancement for the related series of securities as described under “Description of Credit Enhancement” in this prospectus;

•	any advances made as described under “—Advances” below;

•	any Buydown Funds (and, if applicable, investment earnings on the Buydown Funds) required to be paid to securityholders, as described below;

•
any amounts paid by the master servicer and the servicers to cover Prepayment Interest Shortfalls arising out of the prepayment of mortgage loans as described under “Servicing of Mortgage Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest” in this prospectus;

•
to the extent that any item does not constitute additional servicing compensation to the master servicer, a servicer or a special servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the mortgage loans;

•
any amount required to be deposited by the master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Distribution Account; and

•
any other amounts required to be deposited in the Distribution Account as provided in the related pooling and servicing agreement or the related servicing agreement and indenture and described in this prospectus or in the related prospectus supplement.

With respect to each buydown mortgage loan, the master servicer will be required to deposit, or cause the related servicer to deposit, the related Buydown Funds provided to it in a Buydown Account which will comply with the requirements set forth in this prospectus with respect to the Distribution Account. The terms of all buydown mortgage loans provide for the contribution of Buydown Funds in an amount equal to or exceeding either (1) the total payments to be made from the funds pursuant to the related buydown plan or (2) if the Buydown Funds are to be deposited on a discounted basis, that amount of Buydown Funds which, together with investment earnings on the Buydown Funds at a rate as will support the scheduled level of payments due under the buydown mortgage loan. Neither the master servicer, any servicer nor the depositor will be obligated to add to any discounted Buydown Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any insufficiency is not recoverable from the mortgagor or, in an appropriate case, from the Seller, distributions to securityholders may be affected. With respect to each buydown mortgage loan, the master servicer will be required monthly to withdraw from the Buydown Account and deposit, or cause the servicer of the mortgage loans to withdraw from the Buydown Account and deposit, in the Distribution Account as described above the amount, if any, of the Buydown Funds (and, if applicable, investment earnings on the Buydown Funds) for each buydown mortgage loan that, when added to the amount due from the mortgagor on the buydown mortgage loan, equals the full monthly payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.

If the mortgagor on a buydown mortgage loan prepays the mortgage loan in its entirety during the Buydown Period, the master servicer or servicer of the mortgage loan will be required to withdraw from the Buydown Account and remit to the mortgagor or the other designated party in accordance with the related buydown plan any Buydown Funds remaining in the Buydown Account. If a prepayment by a mortgagor during the Buydown Period together with Buydown Funds will result in full prepayment of a buydown mortgage loan, the master servicer or servicer of the mortgage loan generally will be required to withdraw from the Buydown Account and deposit in the Distribution Account the Buydown Funds and investment earnings on the Buydown Funds, if any, which together with the prepayment will result in a prepayment in full; provided that Buydown Funds may not be available to cover a prepayment under some mortgage loan programs. Any Buydown Funds so remitted to the master servicer or the servicer of the mortgage loan in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the mortgagor to repay fully the related mortgage loan if the mortgage loan were not subject to the buydown plan. Any investment earnings remaining in the Buydown Account after prepayment or after termination of the Buydown Period will be remitted to the related mortgagor or the other designated party pursuant to the Buydown Agreement relating to each buydown mortgage loan. If the mortgagor defaults during the Buydown Period with respect to a buydown mortgage loan and the property securing the buydown mortgage loan is sold in liquidation (either by the master servicer, the servicer of the mortgage loan, the primary insurer, any pool insurer or any other insurer), the master servicer or related servicer will be required to withdraw from the Buydown Account the Buydown Funds and all investment earnings on the Buydown Funds, if any, and either deposit the same in the Distribution Account or, alternatively, pay the same to the primary insurer or the pool insurer, as the case may be, if the mortgaged property is transferred to the insurer and the insurer pays all of the loss incurred in respect of the default.

Prior to the deposit of funds into the Distribution Account, as described under “—Deposits” above, funds related to the mortgage loans serviced by a master servicer or a servicer may be maintained by a master servicer or a servicer in a Protected Account which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of securities of the related series. Each Protected Account shall be maintained as an Eligible Account, and the funds held therein may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in a Protected Account will be paid to the master servicer or servicer, as applicable, as additional compensation. If permitted by the Rating Agency or Agencies and so specified in the related prospectus supplement, a Protected Account may contain funds relating to more than one series of mortgage pass-through certificates or mortgage-backed notes and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.  In the event that an issuing entity has multiple servicers, funds from the Protected Accounts may first be remitted to a Master Servicer Collection Account, meeting the same eligibility standards as the Protected Accounts, prior to being deposited into the Distribution Account.

Withdrawals. With respect to each series of securities, the master servicer, trustee or special servicer generally may make withdrawals from the Distribution Account for the related issuing entity for any one or more of the following purposes, unless otherwise provided in the related agreement and described in the related prospectus supplement:

(1)	to make distributions to the related securityholders on each distribution date;

(2)
to reimburse the master servicer, any servicer or any other specified person for unreimbursed amounts advanced by it in respect of mortgage loans in the issuing entity as described under “—Advances” below, these reimbursements to be made out of amounts received which were identified and applied by the master servicer or a servicer as late collections of interest (net of related servicing fees) on and principal of the particular mortgage loans with respect to which the advances were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

(3)
to reimburse the master servicer, a servicer or a special servicer for unpaid servicing fees earned by it and some unreimbursed servicing expenses incurred by it with respect to mortgage loans in the issuing entity and properties acquired in respect thereof, these reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular mortgage loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

(4)
to reimburse the master servicer, a servicer or any other specified person for any advances described in clause (2) above made by it and any servicing expenses referred to in clause (3) above incurred by it which, in the good faith judgment of the master servicer, the applicable servicer or the other person, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other mortgage loans in the issuing entity or, if and to the extent so provided by the related pooling and servicing agreement or the related servicing agreement and indenture and described in the related prospectus supplement, only from that portion of amounts collected on the other mortgage loans that is otherwise distributable on one or more classes of subordinate securities of the related series;

(5)
if and to the extent described in the related prospectus supplement, to pay the master servicer, a servicer, a special servicer or another specified entity (including a provider of credit enhancement) interest accrued on the advances described in clause (2) above made by it and the servicing expenses described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

(6)
to reimburse the master servicer, a servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under “The Agreements—Certain Matters Regarding the Master Servicer and the Depositor” in this prospectus;

(7)	if and to the extent described in the related prospectus supplement, to pay the fees of the trustee;

(8)
to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred thereby, as and to the extent described under “The Agreements—Some Matters Regarding the Trustee” in this prospectus;

(9)	to pay the master servicer or the trustee, as additional compensation, interest and investment income earned in respect of amounts held in the Distribution Account;

(10)
to pay (generally from related income) the master servicer, a servicer or a special servicer for costs incurred in connection with the operation, management and maintenance of any mortgaged property acquired by the issuing entity by foreclosure or by deed in lieu of foreclosure;

(11)
if one or more elections have been made to treat the issuing entity or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the issuing entity or its assets or transactions, as and to the extent described under “Federal Income Tax Consequences—REMICS—Prohibited Transactions and Other Possible REMIC Taxes” in this prospectus;

(12)
to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired in respect thereof in connection with the liquidation of the mortgage loan or property;

(13)
to pay for the cost of various opinions of counsel obtained pursuant to the related pooling and servicing agreement or the related servicing agreement and indenture for the benefit of the related securityholders;

(14)
to pay to itself, the depositor, a Seller or any other appropriate person all amounts received with respect to each mortgage loan purchased, repurchased or removed from the issuing entity pursuant to the terms of the related pooling and servicing agreement or the related servicing agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

(15)	to make any other withdrawals permitted by the related pooling and servicing agreement or the related servicing agreement and indenture and described in the related prospectus supplement;

(16)
to pay for costs and expenses incurred by the issuing entity for environmental site assessments performed with respect to multifamily or commercial properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on that mortgaged properties, as described under “Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans” in this prospectus; and

(17)	to clear and terminate the Distribution Account upon the termination of the issuing entity.

Distributions

Distributions on the securities of each series will be made by or on behalf of the related trustee or securities administrator, as applicable, on each distribution date as specified in the related prospectus supplement from the available funds for the series and the distribution date. The available funds for any series of securities and any distribution date will generally refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the mortgage loans and/or mortgage securities and any other assets included in the related issuing entity that are available for distribution to the securityholders of the series on that date.  The particular components of the available funds for any series on each distribution date will be more specifically described in the related prospectus supplement.

Distributions on the securities of each series (other than the final distribution in retirement of any certificate) will be made to the persons in whose names the securities are registered on the Record Date, and the amount of each distribution will be determined as of the Determination Date. All distributions with respect to each class of securities on each distribution date will be allocated in accordance with the holder’s Percentage Interest in a particular class. Payments will be made either by wire transfer in immediately available funds to the account of a securityholder at a bank or other entity having appropriate facilities therefor, if the securityholder has provided the trustee or other person required to make the payments with wiring instructions no later than five business days prior to the related Record Date or other date specified in the related prospectus supplement (and, if so provided in the related prospectus supplement, the securityholder holds securities in any requisite amount or denomination specified therein), or by check mailed to the address of the securityholder as it appears on the security register; provided, however, that the final distribution in retirement of any class of securities will be made only upon presentation and surrender of the securities at the location specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

Each class of securities of each series, other than Strip Securities and REMIC Residual Certificates that have no security interest rate, may have a different per annum rate at which interest accrues on that class of securities, which may be fixed, variable or adjustable, or any combination of rates. The related prospectus supplement will specify the security interest rate or, in the case of a variable or adjustable security interest rate, the method for determining the security interest rate, for each class. The related prospectus supplement will specify whether interest on the securities of the series will be calculated on the basis of a 360-day year consisting of twelve 30-day months or on a different method.

Distributions of interest in respect of the securities of any class, other than any class of Accrual Securities, Strip Securities or REMIC Residual Certificates that is not entitled to any distributions of interest, will be made on each distribution date based on the accrued interest for the class and the distribution date, subject to the sufficiency of the portion of the available funds allocable to the class on the distribution date. Prior to the time interest is distributable on any class of Accrual Securities, the amount of accrued interest otherwise distributable on the class will be added to the principal balance thereof on each distribution date. With respect to each class of interest-bearing securities, accrued interest for each distribution date will be equal to interest at the applicable security interest rate accrued for a specified period (generally one month) on the outstanding principal balance thereof immediately prior to the distribution date. Accrued interest for each distribution date on Strip Securities entitled to distributions of interest will be similarly calculated except that it will accrue on a notional amount that is based on either (1) the principal balances of some or all of the mortgage loans and/or mortgage securities in the related issuing entity or (2) the principal balances of one or more other classes of securities of the same series. Reference to a notional amount with respect to a class of Strip Securities is solely for convenience in making calculations of accrued interest and does not represent the right to receive any distribution of principal. If so specified in the related prospectus supplement, the amount of accrued interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the principal balance of) one or more classes of the securities of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under “Yield Considerations” in this prospectus, exceed the amount of any sums (including, if and to the extent specified in the related prospectus supplement, the master servicer’s or applicable servicer’s servicing compensation) that are applied to offset the shortfalls. The particular manner in which the shortfalls will be allocated among some or all of the classes of securities of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of accrued interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the principal balance of) a class of offered securities may be reduced as a result of any other contingencies, including delinquencies, losses and Deferred Interest on or in respect of the related mortgage loans or application of the Relief Act with respect to the mortgage loans. Any reduction in the amount of accrued interest otherwise distributable on a class of securities by reason of the allocation to the class of a portion of any Deferred Interest on or in respect of the related mortgage loans will result in a corresponding increase in the principal balance of the class.

As and to the extent described in the related prospectus supplement, distributions of principal with respect to a series of securities will be made on each distribution date to the holders of the class or classes of securities of the series entitled thereto until the principal balance or balances of the securities have been reduced to zero. In the case of a series of securities which includes two or more classes of securities, the timing, order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of senior securities or subordinate securities), shall be as set forth in the related prospectus supplement. Distributions of principal with respect to one or more classes of securities may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the mortgage loans and/or mortgage securities in the related issuing entity, may not commence until the occurrence of events such as the retirement of one or more other classes of securities of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the mortgage loans and/or mortgage securities. In addition, distributions of principal with respect to one or more classes of securities may be made, subject to available funds, based on a specified principal payment schedule and, with respect to one or more classes of securities, may be contingent on the specified principal payment schedule for another class of the same series and the rate at which payments and other collections of principal on the mortgage loans and/or mortgage securities in the related issuing entity are received.

Pre-Funding Account

If so specified in the related prospectus supplement, the pooling and servicing agreement or other agreement may provide for the transfer by the Sellers of additional mortgage loans to the related issuing entity after the Closing Date. The additional mortgage loans will be required to conform to the requirements set forth in the related pooling and servicing agreement or other agreement providing for the transfer, and will be underwritten to the same standards as the mortgage loans initially included in the issuing entity as described in the prospectus supplement. As specified in the related prospectus supplement, the transfer may be funded by the establishment of a pre-funding account established with the trustee. If a pre-funding account is established, all or a portion of the proceeds of the sale of one or more classes of securities of the related series will be deposited in the account to be released as additional mortgage loans are transferred. A pre-funding account will be required to be maintained as an Eligible Account, the amounts therein may be required to be invested in Permitted Investments and the amount held therein shall at no time exceed 50% of the proceeds of the offering of the related securities. The related pooling and servicing agreement or other agreement providing for the transfer of additional mortgage loans generally will provide that the transfers must be made within up to three months (with respect to any series of certificates) or up to, but not in excess of, one year (with respect to any series of notes) after the Closing Date, and that amounts set aside to fund the transfers (whether in a pre-funding account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in the prospectus supplement. To the extent amounts in any pre-funding account have not been used to purchase additional mortgage loans, holders of the securities may receive an additional prepayment, which may affect their yield to maturity. In addition, securityholders may not be able to reinvest amounts received from any pre-funding account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

Prepayment premiums will generally be retained by the master servicer, a servicer, or by the Seller as additional compensation. However, if so provided in the related prospectus supplement, prepayment premiums received on or in connection with the mortgage loans or mortgage securities in any issuing entity will be distributed on each distribution date to the holders of the class or classes of securities of the related series entitled thereto in accordance with the provisions described in the prospectus supplement.

Allocation of Losses and Shortfalls

The amount of any losses or shortfalls in collections on the mortgage loans and/or mortgage securities in any issuing entity (to the extent not covered or offset by draws on any reserve fund or under any instrument of credit enhancement or applied against overcollateralization) will be allocated among the respective classes of securities of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, these allocations may result in reductions in the entitlements to interest and/or principal balances of one or more classes of securities, or may be effected simply by a prioritization of payments among classes of securities.

Advances

If and to the extent provided in the related prospectus supplement, and subject to any limitations specified therein, the related master servicer or any servicer will be obligated to advance, or have the option of advancing, on or before each distribution date, from its own funds or from excess funds held in the related Master Servicer Collection Account or Protected Account that are not part of the available funds for the related series of securities for that distribution date, an amount up to the aggregate of any scheduled payments of interest (and, if specified in the related prospectus supplement, principal) on the mortgage loans that were delinquent on, or not received by, the related Determination Date (or such other date specified in the Agreement, but in any event prior to the related distribution date). No notice will be given to the certificateholders of these advances. Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of securities entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made from the master servicer’s or a servicer’s own funds will be reimbursable out of related recoveries on the mortgage loans (including, to the extent described in the prospectus supplement, amounts received under any fund or instrument constituting credit enhancement) respecting which advances were made and other specific sources as may be identified in the related prospectus supplement, including amounts which would otherwise be payable to the offered securities. No Nonrecoverable Advance will be required to be made by the master servicer or a servicer; and, if previously made by a master servicer or a servicer, a Nonrecoverable Advance will be reimbursable from any amounts in the related Master Servicer Collection Account or Protected Account prior to any distributions being made to the related series of securityholders. If advances have been made from excess funds in a Master Servicer Collection Account, the master servicer will be required to replace the funds in such account on any future distribution date to the extent that funds then in such account are insufficient to permit full distributions to securityholders on that date. If so specified in the related prospectus supplement, the obligation of a master servicer or a servicer to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, a surety bond, will be set forth in the related prospectus supplement. If any person other than the master servicer has any obligation to make advances as described above, the related prospectus supplement will identify the person. If and to the extent so provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus supplement, and the entity will be entitled to payment of the interest periodically from general collections on the mortgage loans in the related issuing entity prior to any payment to securityholders or as otherwise provided in the related pooling and servicing agreement or servicing agreement and described in the prospectus supplement. As specified in the related prospectus supplement with respect to any series of securities as to which the issuing entity includes mortgage securities, the advancing obligations with respect to the underlying mortgage loans will be pursuant to the terms of the mortgage securities, as may be supplemented by the terms of the applicable pooling and servicing agreements or servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

In instances in which a mortgage loan is in default or if default is reasonably foreseeable, and if determined by the master servicer to be in the best interest of the securityholders, the master servicer or servicer may permit servicing modifications of the mortgage loan rather than proceeding with foreclosure.  However, the master servicer’s and the servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following:

•	Advances and other amounts may be added to the outstanding principal balance of a mortgage loan only once during the life of a mortgage loan.

•	Any amounts added to the principal balance of the mortgage loan, or capitalized amounts added to the mortgage loan, will be required to be fully amortized over the remaining term of the mortgage loan.

•	All capitalizations are to be implemented in accordance with the sponsor’s standards and may be implemented only by servicers that have been approved by the master servicer for that purpose.

•	The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.

•
No servicing modification with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.

Any advances made on any mortgage loan will be reduced to reflect any related servicing modifications previously made.  The mortgage rate and Net Mortgage Rate as to any mortgage loan will be deemed not reduced by any servicing modification, so that the calculation of accrued certificate interest (as defined in the prospectus supplement) payable on the offered securities will not be affected by the servicing modification.

Reports to Securityholders

With each distribution to securityholders of a particular class of offered securities, the related master servicer, trustee or other specified person will make available to each holder of record of the class of securities a monthly statement or statements with respect to the related issuing entity setting forth the information specifically described in the related prospectus supplement and the related pooling and servicing agreement or the related servicing agreement or indenture.

In addition, within a reasonable period of time after the end of each calendar year, the master servicer, trustee or securities administrator, as applicable, will furnish a report to each holder of record of a class of offered securities at any time during the calendar year or, in the event the person was a holder of record of a class of securities during a portion of the calendar year, for the applicable portion of the year.  Reports, whether monthly or annual, will be transmitted in the method described in the related prospectus supplement to the holder of record of the class of securities contemporaneously with the distribution on that particular class.  In addition, the monthly reports will be posted on a website as described below under “Available Information” and “Reports to Securityholders” in this prospectus.

DESCRIPTION OF CREDIT ENHANCEMENT

General

As set forth below and in the applicable prospectus supplement, credit enhancement may be provided by one or more of a financial guaranty insurance policy, a special hazard insurance policy, a mortgage pool insurance policy or a letter of credit. In addition, if provided in the applicable prospectus supplement, in lieu of or in addition to any or all of the foregoing arrangements, credit enhancement may be in the form of a reserve fund to cover the losses, subordination of one or more classes of subordinate securities for the benefit of one or more classes of senior securities, of cross-collateralization or overcollateralization, or a combination of the foregoing. The credit support may be provided by an assignment of the right to receive specified cash amounts, a deposit of cash into a reserve fund or other pledged assets, or by guarantees provided by a third-party or any combination thereof identified in the applicable prospectus supplement. Each component will have limitations and will provide coverage with respect to Realized Losses on the related mortgage loans. Credit support will cover Defaulted Mortgage Losses, but coverage may be limited or unavailable with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses. To the extent that the credit support for the offered securities of any series is exhausted, the holders thereof will bear all further risk of loss.

The amounts and types of credit enhancement arrangements as well as the providers thereof, if applicable, with respect to the offered securities of each series will be set forth in the related prospectus supplement. To the extent provided in the applicable prospectus supplement and the pooling and servicing agreement or indenture, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the aggregate outstanding principal balance of the mortgage loans covered thereby or the principal amount or interest due on one or more classes of securities. See “Description of Credit Enhancement—Reduction or Substitution of Credit Enhancement” in this prospectus.  If specified in the applicable prospectus supplement, the coverage provided by one or more forms of external credit support (for example, financial guaranty insurance or other insurance policies) may apply concurrently to one or more related loan groups. If applicable, the related prospectus supplement will identify the loan groups to which the external credit support relates and the manner of determining the amount of the coverage provided and the application of the coverage to the identified loan groups.

In general, references to “mortgage loans” under this “Description of Credit Enhancement” section are to mortgage loans in a issuing entity. However, if so provided in the prospectus supplement for a series of securities, any mortgage securities included in the related issuing entity and/or the related underlying mortgage loans may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify, as to each form of credit support, the information indicated below with respect thereto, to the extent the information is material and available.

Subordinate Securities

If so specified in the related prospectus supplement, one or more classes of securities of a series may be subordinate securities. Subordinate securities may be offered securities.  To the extent specified in the related prospectus supplement, the rights of the holders of subordinate securities to receive distributions from the Distribution Account on any distribution date will be subordinated to the corresponding rights of the holders of senior securities. In addition, as provided in the prospectus supplement, losses or shortfalls will be allocated to subordinate securities before they are allocated to more senior securities.  If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of (or may be limited to) some types of losses or shortfalls. The related prospectus supplement will set forth information concerning the manner and amount of subordination provided by a class or classes of subordinate securities in a series and the circumstances under which the subordination will be available.

Cross-Collateralization

If the mortgage loans and/or mortgage securities in any issuing entity are divided into separate groups, each supporting a separate class or classes of securities of the related series, credit enhancement may be provided by cross-collateralization support provisions requiring that distributions be made on senior securities evidencing interests in one group of mortgage loans and/or mortgage securities prior to distributions on subordinate securities evidencing interests in a different group of mortgage loans and/or mortgage securities within the issuing entity. The prospectus supplement for a series that includes a cross-collateralization provision will describe the manner and conditions for applying the provisions.

Overcollateralization

If so specified in the related prospectus supplement, interest collections on the mortgage loans may exceed interest payments on the offered securities for the related distribution date. The excess interest may be deposited into a reserve fund or applied as a payment of principal on the securities. To the extent excess interest is applied as principal payments on the securities, the effect will be to reduce the principal balance of the securities relative to the outstanding balance of the mortgage loans, thereby creating overcollateralization and additional protection to the securityholders, as specified in the related prospectus supplement. If so provided in the related prospectus supplement, overcollateralization may also be provided as to any series of securities by the issuance of securities in an initial aggregate principal amount which is less than the aggregate principal amount of the related mortgage loans.

Financial Guaranty Insurance Policy

If so specified in the related prospectus supplement, a financial guaranty insurance policy may be obtained and maintained for a class or series of securities. The insurer with respect to a financial guaranty insurance policy will be described in the related prospectus supplement.

A financial guaranty insurance policy will be unconditional and irrevocable and will guarantee to holders of the applicable securities that an amount equal to the full amount of payments due to the holders will be received by the trustee or its agent on behalf of the holders for payment on each distribution date. The specific terms of any financial guaranty insurance policy will be set forth in the related prospectus supplement. A financial guaranty insurance policy may have limitations and generally will not insure the obligation of the Sellers or the master servicer to repurchase or substitute for a defective mortgage loan, will not insure Prepayment Interest Shortfalls or interest shortfalls due to the application of the Relief Act and will not guarantee any specific rate of principal payments. The insurer will be subrogated to the rights of each holder to the extent the insurer makes payments under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

Any mortgage pool insurance policy obtained by the depositor for an issuing entity will be issued by the insurer named in the applicable prospectus supplement. Each mortgage pool insurance policy will cover Defaulted Mortgage Losses in an amount equal to a percentage specified in the applicable prospectus supplement of the aggregate principal balance of the mortgage loans on the cut-off date, or will cover a portion of Defaulted Mortgage Losses on any mortgage up to a specified percentage of the Value of that mortgage loan. As set forth under “Maintenance of Credit Enhancement” in this prospectus, the master servicer will use reasonable efforts to maintain, or cause the servicers to maintain, any mortgage pool insurance policy and to present claims thereunder to the insurer on behalf of itself, the related trustee and the related securityholders. The mortgage pool insurance policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted mortgage loans and only upon satisfaction of the terms of the related policy.  Any exceptions to coverage will be described in the related prospectus supplement.  Unless specified in the related prospectus supplement, the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

If any component of credit enhancement as to the offered securities of a series is to be provided by a letter of credit, a bank will deliver to the related trustee an irrevocable letter of credit. The letter of credit may provide direct coverage with respect to the mortgage loans. The bank that delivered the letter of credit, as well as the amount available under the letter of credit with respect to each component of credit enhancement, will be specified in the applicable prospectus supplement. If so specified in the related prospectus supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The letter of credit may also provide for the payment of required advances which the master servicer or any servicer fails to make. The amount available under the letter of credit will, in all cases, be reduced to the extent of any unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The letter of credit will expire on the expiration date set forth in the related prospectus supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

Any special hazard insurance policy covering Special Hazard Losses obtained by the depositor for an issuing entity will be issued by the insurer named in the applicable prospectus supplement. Each special hazard insurance policy will, subject to limitations described below, protect holders of the related series of securities from Special Hazard Losses. See “Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder” in this prospectus. However, a special hazard insurance policy will not cover losses occasioned by war, civil insurrection, some governmental actions, errors in design, faulty workmanship or materials (except under some circumstances), nuclear reaction, chemical contamination, waste by the mortgagor and other risks. Aggregate claims under a special hazard insurance policy will be limited to the amount set forth in the related prospectus supplement and will be subject to reduction as described in the related prospectus supplement.

Subject to the foregoing limitations, a special hazard insurance policy will provide that, where there has been damage to property securing a foreclosed mortgage loan (title to which has been acquired by the insured) and to the extent the damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the mortgagor or the master servicer, special servicer or the servicer, the insurer will pay the lesser of (1) the cost of repair or replacement of the property or (2) upon transfer of the property to the insurer, the unpaid principal balance of the mortgage loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the mortgage rate to the date of claim settlement and expenses incurred by the master servicer, special servicer or servicer with respect to the property. If the property is transferred to a third party in a sale approved by the issuer of the special hazard insurance policy, the amount that the issuer will pay will be the amount under (2) above reduced by the net proceeds of the sale of the property. No claim may be validly presented under the special hazard insurance policy unless hazard insurance on the property securing a defaulted mortgage loan has been kept in force and other reimbursable protection, preservation and foreclosure expenses have been paid (all of which must be approved in advance by the issuer of the special hazard insurance policy). If the unpaid principal balance plus accrued interest and expenses is paid by the insurer, the amount of further coverage under the related special hazard insurance policy will be reduced by that amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by that amount. Restoration of the property with the proceeds described under (1) above will satisfy the condition under each mortgage pool insurance policy that the property be restored before a claim under the mortgage pool insurance policy may be validly presented with respect to the defaulted mortgage loan secured by the property. The payment described under (2) above will render presentation of a claim in respect of the mortgage loan under the related mortgage pool insurance policy unnecessary.  Therefore, so long as a mortgage pool insurance policy remains in effect, the payment by the insurer under a special hazard insurance policy of the cost of repair or of the unpaid principal balance of the related mortgage loan plus accrued interest and expenses will not affect the total Insurance Proceeds paid to securityholders, but will affect the relative amounts of coverage remaining under the related special hazard insurance policy and mortgage pool insurance policy.

As and to the extent set forth in the applicable prospectus supplement, coverage in respect of Special Hazard Losses for a series of securities may be provided, in whole or in part, by a type of instrument other than a special hazard insurance policy or by means of a special hazard representation of the Seller or the depositor.

Reserve Funds

If so provided in the related prospectus supplement, the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more irrevocable letters of credit or one or more Permitted Investments in specified amounts, or any other instrument satisfactory to the relevant Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in the prospectus supplement. In the alternative or in addition to the deposit, to the extent described in the related prospectus supplement, a reserve fund may be funded through application of all or a portion of amounts otherwise payable on any related subordinate securities, from the retained interest of the depositor or otherwise. To the extent that the funding of the reserve fund is dependent on amounts otherwise payable on related subordinate securities, any retained interest of the depositor or other cash flows attributable to the related mortgage loans or reinvestment income, the reserve fund may provide less coverage than initially expected if the cash flows or reinvestment income on which the funding is dependent are lower than anticipated. In addition, with respect to any series of securities as to which credit enhancement includes a letter of credit, if so specified in the related prospectus supplement, if specified conditions are met, the remaining amount of the letter of credit may be drawn by the trustee and deposited in a reserve fund. Amounts in a reserve fund may be distributed to securityholders, or applied to reimburse the master servicer or a servicer for outstanding advances, or may be used for other purposes, in the manner and to the extent specified in the related prospectus supplement. The related prospectus supplement will disclose whether a reserve fund is part of the related issuing entity. If set forth in the related prospectus supplement, a reserve fund may provide coverage to more than one series of securities.

In connection with the establishment of any reserve fund, the reserve fund will be structured so that the trustee will have a perfected security interest for the benefit of the securityholders in the assets in the reserve fund. However, to the extent that the depositor, any affiliate thereof or any other entity has an interest in any reserve fund, in the event of the bankruptcy, receivership or insolvency of that entity, there could be delays in withdrawals from the reserve fund and corresponding payments to the securityholders which could adversely affect the yield to investors on the related securities.

Amounts deposited in any reserve fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the master servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

If so provided in the related prospectus supplement, the issuing entity may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The principal terms of a guaranteed investment contract or other cash flow agreement, and the identity of the obligor, will be described in the prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

To the extent that the applicable prospectus supplement does not expressly provide for alternative credit enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

If a financial guaranty insurance policy has been obtained for one or more classes of securities of a series, the trustee will be obligated to exercise reasonable efforts to keep the financial guaranty insurance policy in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement, until the specified class or classes of securities have been paid in full, unless coverage thereunder has been exhausted through payment of claims, or until the financial guaranty insurance policy is replaced in accordance with the terms of the applicable pooling and servicing agreement or servicing agreement. The trustee will agree to remit the premiums for each financial guaranty insurance policy, from available funds of the related issuing entity, in accordance with the provisions and priorities set forth in the applicable pooling and servicing agreement or servicing agreement, on a timely basis. In the event the insurer ceases to be a qualified insurer as described in the related prospectus supplement, or fails to make a required payment under the related financial guaranty insurance policy, neither the trustee nor any other person will have any obligation to replace the insurer. Any losses associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the related securityholders.

If a mortgage pool insurance policy has been obtained for some or all of the mortgage loans related to a series of securities, the master servicer will be obligated to exercise reasonable efforts to keep the mortgage pool insurance policy (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement to the extent provided in the related prospectus supplement. The master servicer will agree to pay the premiums for each mortgage pool insurance policy on a timely basis. In the event the pool insurer ceases to be a qualified insurer because it ceases to be qualified by law to transact pool insurance business or coverage is terminated for any reason other than exhaustion of the coverage, the master servicer will use reasonable efforts to obtain from another qualified insurer a replacement insurance policy comparable to the mortgage pool insurance policy with a total coverage equal to the then outstanding coverage of the mortgage pool insurance policy, provided that, if the cost of the replacement policy is greater than the cost of the mortgage pool insurance policy, the coverage of the replacement policy will, unless otherwise agreed to by the depositor, be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

If a letter of credit or alternate form of credit enhancement has been obtained for a series, the trustee will be obligated to exercise reasonable efforts cause to be kept or to keep the letter of credit (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing agreement or indenture, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under “—Reduction or Substitution of Credit Enhancement.” Unless otherwise specified in the applicable prospectus supplement, if a letter of credit obtained for a series of securities is scheduled to expire prior to the date the final distribution on the securities is made and coverage under the letter of credit has not been exhausted and no substitution has occurred, the trustee will draw the amount available under the letter of credit and maintain the amount in trust for the securityholders.

If a special hazard insurance policy has been obtained for the mortgage loans related to a series of securities, the master servicer will also be obligated to exercise reasonable efforts to maintain and keep the policy in full force and effect throughout the term of the applicable pooling and servicing agreement or servicing agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise or substitution therefor is made as described below under “—Reduction or Substitution of Credit Enhancement.” If coverage for Special Hazard Losses takes the form of a special hazard insurance policy, the policy will provide coverage against risks of the type described in this prospectus under “Description of Credit Enhancement—Special Hazard Insurance Policies.”  The master servicer may obtain a substitute policy for the existing special hazard insurance policy if prior to the substitution the master servicer obtains written confirmation from the Rating Agency or Agencies that rated the related securities that the substitution shall not adversely affect the then-current ratings assigned to the securities by the Rating Agency or Agencies.

The master servicer, on behalf of itself, the trustee and securityholders, will provide the trustee information required for the trustee to draw under the letter of credit and will present claims to each pool insurer, to the issuer of each special hazard insurance policy, and, in respect of defaulted mortgage loans for which there is no servicer, to each primary insurer and take any reasonable steps as are necessary to permit recovery under the letter of credit, insurance policies or comparable coverage respecting defaulted mortgage loans or mortgage loans which are the subject of a bankruptcy proceeding. As set forth above, all collections by the master servicer under any mortgage pool insurance policy or any Primary Insurance Policy and, where the related property has not been restored, a special hazard insurance policy, are to be deposited in the related Distribution Account, subject to withdrawal as described above. All draws under any letter of credit are also to be deposited in the related Distribution Account. In those cases in which a mortgage loan is serviced by a servicer, the servicer, on behalf of itself, the trustee and the securityholders will present claims to the primary insurer, and all paid claims shall initially be deposited in a Protected Account prior to being delivered to the master servicer for ultimate deposit to the related Distribution Account.

If any property securing a defaulted mortgage loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable special hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any financial guaranty insurance policy, mortgage pool insurance policy, letter of credit or any related Primary Insurance Policy, neither the master servicer nor any servicer is required to expend its own funds to restore the damaged property unless it determines (1) that the restoration will increase the proceeds to one or more classes of securityholders on liquidation of the mortgage loan after reimbursement of the master servicer for its expenses and (2) that the expenses will be recoverable by it through liquidation Proceeds or Insurance Proceeds. If recovery under any financial guaranty insurance policy, mortgage pool insurance policy, letter of credit or any related Primary Insurance Policy is not available because the master servicer or a servicer has been unable to make the above determinations, has made the determinations incorrectly or recovery is not available for any other reason, the master servicer and each servicer is nevertheless obligated to follow the normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted mortgage loan and in the event the determinations have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

The amount of credit support provided pursuant to any form of credit enhancement may be reduced. In most cases, the amount available pursuant to any form of credit enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary basis pursuant to the terms of the related pooling and servicing agreement or indenture. Additionally, in most cases, the form of credit support (and any replacements therefor) may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud losses may be changed, without the consent of the securityholders, upon the written assurance from each applicable Rating Agency that its then-current rating of the related series of securities will not be adversely affected. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating or ratings of the related series of securities may be downgraded to a corresponding level, and, neither the master servicer nor any other person will be obligated to obtain replacement credit support in order to restore the rating or ratings of the related series of securities. The master servicer will also be permitted to replace the credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to the downgraded level and in lower amounts which would satisfy the downgraded level, provided that the then-current rating or ratings of the related series of securities are maintained. Where the credit support is in the form of a reserve fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the reserve fund to the depositor, the master servicer or the other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

The issuing entity may include one or more derivative instruments, as described in this section.  All derivative instruments included in any issuing entity will be used only in a manner that reduces or alters risk resulting from the mortgage loans or other assets in the pool, and only in a manner such that the return on the offered securities will be based primarily on the performance of the mortgage loans or other assets in the pool.  Derivative instruments may include 1) interest rate swaps (or caps, floors and collars) and yield supplement agreements as described below, 2) currency swaps and 3) market value swaps that are referenced to the value of one or more of the mortgage loans or other assets included in the issuing entity or to a class of offered securities.

An interest rate swap is an agreement between two parties to exchange a stream of interest payments on an agreed hypothetical or “notional” principal amount. No principal amount is exchanged between the counterparties to an interest rate swap. In a typical swap, one party agrees to pay a fixed rate on a notional principal amount, while the counterparty pays a floating rate based on one or more reference interest rates including the London Interbank Offered Rate, or LIBOR, a specified bank’s prime rate or U.S. Treasury Bill rates. Interest rate swaps also permit counterparties to exchange a floating rate obligation based upon one reference interest rate, such as LIBOR, for a floating rate obligation based upon another referenced interest rate, such as U.S. Treasury Bill rates.  An interest rate cap, collar or floor is an agreement where the counterparty agrees to make payments representing interest on a notional principal amount when a specified reference interest rate is above a strike rate, outside of a range of strike rates, or below a strike rate as specified in the agreement, generally in exchange for a fixed amount paid to the counterparty at the time the agreement is entered into. A yield supplement agreement is a type of cap agreement, and is substantially similar to a cap agreement as described above.

The trustee, securities administrator or supplemental interest trust trustee on behalf of the related issuing entity may enter into interest rate swaps, caps, floors and collars, or yield supplement agreements, to minimize the risk to securityholders from adverse changes in interest rates or to provide supplemental credit support.  Cap agreements and yield supplement agreements may be entered into to supplement the interest rate or other rates available to make interest payments on one or more classes of the securities of any series.

A market value swap might be used in a structure where the pooled assets are hybrid ARMs, or mortgage loans that provide for a fixed rate period and then convert by their terms to adjustable rate loans. Such a structure might provide that at a specified date near the end of the fixed rate period, the investors must tender their securities to the trustee who will then transfer the securities to other investors in a mandatory auction procedure. The market value swap would ensure that the original investors would receive at least par at the time of tender, by covering any shortfall between par and the then current market value of their securities.

In a market value swap, five business days prior to the mandatory auction date set forth in the prospectus supplement, the auction administrator will auction the classes of certificates referred to in the prospectus supplement as the mandatory auction certificates then outstanding, to third party investors.  On the mandatory auction date, the mandatory auction certificates will be transferred, as described in the prospectus supplement, to third party investors, and holders of the mandatory auction certificates will be entitled to receive the current principal amount of those certificates, after application of all principal distributions and realized losses on the mandatory auction date, plus accrued interest on such classes at the related pass-through rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

The auction administrator will enter into a market value swap with a swap counterparty pursuant to which the swap counterparty will agree to pay the excess, if any, of the current principal amount of the mandatory auction certificates, after application of all principal distributions and realized losses on such distribution date, plus, accrued interest as described above, over the amount received in the auction.  The transfer in the auction will not occur in the event that the swap counterparty fails to pay any amounts payable under the market value swap.

In the event that all or a portion of a class of the mandatory auction certificates is not sold in the auction, the swap counterparty will make no payment with respect to such class or portion thereof, and the holders thereof will not be able to transfer those certificates on the mandatory auction date as a result of the auction.  However, the auction administrator will repeat the auction procedure each month thereafter until a bid has been received for each class or portion thereof.  Upon receipt of a bid, the swap counterparty will make the payment described above if required.

Any derivative contracts will be documented based upon the standard forms provided by the International Swaps and Derivatives Association, or ISDA.  These forms generally consist of an ISDA master agreement, a schedule to the master agreement, and a confirmation, although in some cases the schedule and confirmation will be combined in a single document and the standard ISDA master agreement will be incorporated therein by reference.  Standard ISDA definitions also will be incorporated by reference.  Each confirmation will provide for payments to be made by the derivative counterparty to the issuing entity, and in some cases by the issuing entity to the derivative counterparty, generally based upon specified notional amounts and upon differences between specified interest rates or values.  For example, the confirmation for an interest rate cap agreement will contain a schedule of fixed interest rates, generally referred to as strike rates, and a schedule of notional amounts, for each distribution date during the term of the interest rate cap agreement.  The confirmation also will specify a reference rate, generally a floating or adjustable interest rate, and will provide that payments will be made by the derivative counterparty to the issuing entity on each distribution date, based on the notional amount for that distribution date and the excess, if any, of the specified reference rate over the strike rate for that distribution date.

In the event of the withdrawal of the credit rating of a derivative counterparty or the downgrade of such credit rating below levels specified in the derivative contract (where the derivative contract is relevant to the ratings of the offered securities, such levels generally are set by the rating agencies rating the offered securities), the derivative counterparty may be required to post collateral for the performance of its obligations under the derivative contract, or to take certain other measures intended to assure performance of those obligations.  Posting of collateral will be documented using the ISDA Credit Support Annex.

There can be no assurance the trustee, securities administrator or supplemental interest trust trustee will be able to enter into derivatives at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the derivatives may provide for termination under various circumstances, there can be no assurance that the trustee will be able to terminate a derivative when it would be economically advantageous to the issuing entity to do so.

Purchase Obligations

Some types of issuing entity assets and some classes of securities of any series, as specified in the related prospectus supplement, may be subject to a purchase obligation that would become applicable on one or more specified dates, or upon the occurrence of one or more specified events, or on demand made by or on behalf of the applicable securityholders. A purchase obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, maturity guaranty, put option or demand feature. The terms and conditions of each purchase obligation, including the purchase price, timing and payment procedure, will be described in the accompanying prospectus supplement. A purchase obligation relating to issuing entity assets may apply to those issuing entity assets or to the related securities. Each purchase obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each purchase obligation will be evidenced by an instrument delivered to the trustee for the benefit of the applicable securityholders of the related series. As specified in the accompanying prospectus supplement, each purchase obligation relating to issuing entity assets will be payable solely to the trustee for the benefit of the securityholders of the related series. Other purchase obligations may be payable to the trustee or directly to the holders of the securities to which that obligation relate.

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;
CLAIMS THEREUNDER

General

The mortgaged property with respect to each mortgage loan will be required to be covered by a hazard insurance policy and, if required as described below, a Primary Insurance Policy. The following is only a brief description of these insurance policies and does not purport to summarize or describe all of the provisions of these policies. The insurance is subject to underwriting and approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

In a securitization of single family loans, single family loans included in the related mortgage pool having a Loan-to-Value Ratio at origination of over 80% (or other percentage as described in the related prospectus supplement) may be required by the depositor to be covered by a Primary Insurance Policy. The Primary Insurance Policy will insure against default on a mortgage loan as to at least the principal amount thereof exceeding 75% of the Value of the related mortgaged property (or other percentage as described in the related prospectus supplement) at origination of the mortgage loan, unless and until the principal balance of the mortgage loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than at least 80% (or other percentage as described in the prospectus supplement). This type of mortgage loan will not be considered to be an exception to the foregoing standard if no Primary Insurance Policy was obtained at origination but the mortgage loan has amortized to below the above Loan-to-Value Ratio percentage as of the applicable cut-off date. Mortgage loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if the coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause the mortgage loan’s Loan-to-Value Ratio, based on the then-current balance, to subsequently exceed the limits which would have required the coverage upon their origination. Multifamily, commercial and mixed-use loans will not be covered by a Primary Insurance Policy, regardless of the related Loan-to-Value Ratio.

While the terms and conditions of the Primary Insurance Policies issued by a primary insurer will differ from those in Primary Insurance Policies issued by other primary insurers, each Primary Insurance Policy will in general cover the Primary Insurance Covered Loss. The primary insurer generally will be required to pay:

•	the insured percentage of the Primary Insurance Covered Loss;

•	the entire amount of the Primary Insurance Covered Loss, after receipt by the primary insurer of good and merchantable title to, and possession of, the mortgaged property; or

•
at the option of the primary insurer, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any advances made by the insured until the earlier of (1) the date the mortgage loan would have been discharged in full if the default had not occurred or (2) an approved sale.

As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the mortgagor, the insured will typically be required, among other things, to:

•
advance or discharge (1) hazard insurance premiums and (2) as necessary and approved in advance by the primary insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs;

•
in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and

•	tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

For any single family loan for which the coverage is required under the standard described above, the master servicer will maintain, or will cause each servicer to maintain, in full force and effect and to the extent coverage is available a Primary Insurance Policy with regard to each single family loan, provided that the Primary Insurance Policy was in place as of the cut-off date and the depositor had knowledge of the Primary Insurance Policy. The master servicer or the Seller will not cancel or refuse to renew a Primary Insurance Policy in effect at the time of the initial issuance of a series of securities that is required to be kept in force under the applicable pooling and servicing agreement or indenture unless the replacement Primary Insurance Policy for the canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to the Rating Agency or Agencies that rated the series of securities for mortgage pass-through certificates or mortgage-backed notes having a rating equal to or better than the highest then-current rating of any class of the series of securities. For further information regarding the extent of coverage under any mortgage pool insurance policy or primary Insurance Policy, see “Description of Credit Enhancement—Mortgage Pool insurance Policies” in this prospectus.

Hazard Insurance Policies

The terms of the mortgage loans require each mortgagor to maintain a hazard insurance policy for their mortgage loan. Additionally, the pooling and servicing agreement or servicing agreement will require the master servicer to cause to be maintained for each mortgage loan a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. The coverage generally will be in an amount equal to the lesser of the principal balance owing on the mortgage loan and 100% of the insurable value of the improvements securing the mortgage loan; provided, that in any case, such amount shall be sufficient to prevent the mortgagor and/or mortgagee from becoming a co-insurer. The ability of the master servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on it, or the servicer of the mortgage loan, being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the master servicer by mortgagors or servicers.

As set forth above, all amounts collected by the master servicer or a servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with teamster servicer’s normal servicing procedures) will be deposited in the related Distribution Account. The pooling and servicing agreement or servicing agreement will provide that the master servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining, or causing a servicer to maintain, a blanket policy insuring against losses on the mortgage loans. If the blanket policy contains a deductible clause, the master servicer will deposit, or will cause the applicable servicer to deposit, in the related Distribution Account all sums which would have been deposited therein but for the clause.

In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, depending on the case, vandalism. The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a mortgage loan are located in a federally designated flood area at the time of origination of the mortgage loan, the pooling and servicing agreement or servicing agreement requires the master servicer to cause to be maintained for this mortgage loan, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured’s coverage falls below this specified percentage, the clause generally provides that the insurer’s liability in the event of partial loss does not exceed the greater of (1) the replacement cost of the improvements damaged or destroyed less physical depreciation or (2) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

Since the amount of hazard insurance that mortgagors are required to maintain on the improvements securing the mortgage loans may decline as the principal balances of the related mortgage loans decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See “Description of Credit Enhancement—Special Hazard Insurance Policies” in this prospectus for a description of the limited protection afforded by any special hazard insurance policy against losses occasioned by hazards which are otherwise uninsured against (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

Under the terms of the mortgage loans, mortgagors are generally required to present claims to insurers under hazard insurance policies maintained on the mortgaged properties. The master servicer, on behalf of the trustee and securityholders, is obligated to present claims, or cause the servicer of the mortgage loans to present claims, under any special hazard insurance policy and any blanket insurance policy insuring against hazard losses on the mortgaged properties. However, the ability of the master servicer or servicer to present the claims is dependent upon the extent to which information in this regard is furnished to the master servicer or the servicers by mortgagors.

FHA Mortgage Insurance

The Housing Act authorizes various FHA mortgage insurance programs. Some of the mortgage loans may be insured under either Section 203(b), Section 221, Section 223, Section 234 or Section 235 of the Housing Act. Under Section 203(b), FHA insures mortgage loans of up to 30 years’ duration for the purchase of one- to four-family dwelling units. Mortgage loans for the purchase of multifamily residential rental properties are insured by the FHA under Section 221 and Section 223.  Mortgage loans for the purchase of condominium units are insured by FHA under Section 234. Issuing Entity assets insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller-paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible borrowers for as long as the borrowers continue to be eligible for the payments. To be eligible, a borrower must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

The regulations governing these programs provide that insurance benefits are payable either on foreclosure, or other acquisition of possession, and conveyance of the mortgaged premises to HUD or on assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs on the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee’s foreclosure costs. Any FHA insurance relating to the mortgage loans underlying a series of securities will be described in the related prospectus supplement.

The mortgage loans may also be insured under Title I Program of the FHA.  The applicable provisions of this program will be described in the related prospectus supplement. The master servicer will be required to take steps, or cause the servicers of the mortgage loans to take steps, reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

The Servicemen’s Readjustment Act of 1944, as amended, permits a veteran or, in some instances, his or her spouse, to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to four-family dwelling unit to be occupied as the veteran’s home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment for the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a dollar limit established by the VA. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a Primary Mortgage Insurance Policy may be required by the depositor for VA loans in excess of amounts specified by the VA. The amount of the additional coverage will be set forth in the related prospectus supplement. Any VA guaranty relating to Contracts underlying a series of certificates or notes will be described in the related prospectus supplement.

THE SPONSOR

The sponsor will be EMC Mortgage Corporation (“EMC”) for each series of securities unless otherwise indicated in the related prospectus supplement.  The sponsor was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the depositor and the underwriter.  The sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from “investment quality” to varying degrees of “non-investment quality” up to and including real estate owned assets (“REO”). The sponsor commenced operation in Texas on October 9, 1990.

Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans.  Loans are purchased on a bulk and flow basis.  The sponsor is one of the United States’ largest purchasers of scratch and dent, sub-performing and non-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns’ securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit (“HELOCs”).  Performing loans acquired by the sponsor are subject to varying levels of due diligence prior to purchase.  Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the sponsor’s underwriting guidelines or the originator’s underwriting guidelines that are acceptable to the sponsor.

Subsequent to purchase by the sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns’ Financial Analytics and Structured Transactions Group, for distribution into the primary market.

The sponsor has been securitizing residential mortgage loans since 1999.

THE DEPOSITOR

The depositor, Structured Asset Mortgage Investments II Inc., was formed in the state of Delaware on June 10, 2003, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc.  The depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

The depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2003.  In conjunction with the Seller’s acquisition of the mortgage loans, the depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself.  These loans are subsequently deposited in a common law or statutory trust, described in the prospectus supplement, which will then issue the certificates or notes.

After issuance and registration of the securities contemplated in this prospectus, in the related prospectus supplement and any supplement hereto, the depositor will have substantially no duties or responsibilities with respect to the pool assets or the securities, other than certain administrative duties as described in the related prospectus supplement.

THE AGREEMENTS

General

Each series of certificates will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related prospectus supplement. In general, the parties to a pooling and servicing agreement will include the depositor, the trustee, the master servicer and, in some cases, a special servicer. However, a pooling and servicing agreement that relates to an issuing entity that includes mortgage securities may include a party solely responsible for the administration of the mortgage securities, and a pooling and servicing agreement that relates to an issuing entity that consists solely of mortgage securities may not include a master servicer, special servicer or other servicer as a party. All parties to each pooling and servicing agreement under which securities of a series are issued will be identified in the related prospectus supplement. Each series of notes will be issued pursuant to an indenture. The parties to each indenture will be the related Issuing Entity and the trustee. The Issuing Entity will be created pursuant to an owner trust agreement between the depositor and the owner trustee and the mortgage loans or mortgage securities securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

Forms of the Agreements have been filed as exhibits to the registration statement of which this prospectus is a part. However, the provisions of each Agreement will vary depending upon the nature of the related securities and the nature of the related issuing entity. The following summaries describe provisions that may appear in a pooling and servicing agreement with respect to a series of certificates or in either the servicing agreement or indenture with respect to a series of notes. The prospectus supplement for a series of securities will describe material provisions of the related Agreements that differ from the description thereof set forth below. The depositor will provide a copy of each Agreement (without exhibits) that relates to any series of securities without charge upon written request of a holder of an offered security of the series addressed to it at its principal executive offices specified in this prospectus under “The Depositor”.  As to each series of securities, the related agreements will be filed with the Commission in a current report on Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

The pooling and servicing agreement or servicing agreement for each series of securities will provide that the master servicer may not resign from its obligations and duties except upon a determination that performance of the duties is no longer permissible under applicable law or except (1) in connection with a permitted transfer of servicing or (2) upon appointment of a successor servicer reasonably acceptable to the trustee and upon receipt by the trustee of letter from each Rating Agency generally to the effect that the resignation and appointment will not, in and of itself, result in a downgrading of the securities. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer’s responsibilities, duties, liabilities and obligations under the pooling and servicing agreement or servicing agreement.

Each pooling and servicing agreement and servicing agreement will also provide that the master servicer, the depositor and their directors, officers, employees or agents will not be under any liability to the issuing entity or the securityholders for any action taken or for refraining from the taking of any action in good faith, or for errors in judgment, unless the liability which would otherwise be imposed was by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties. Each pooling and servicing agreement and servicing agreement will further provide that the master servicer, the depositor, and any director, officer, employee or agent of the master servicer or the depositor are entitled to indemnification by the issuing entity and will be held harmless against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred in connection with any legal action relating to the pooling and servicing agreement or servicing agreement or the related series of securities, other than any loss, liability or expense related to any specific mortgage loan or mortgage loans (except a loss, liability or expense otherwise reimbursable pursuant to the pooling and servicing agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and duties. In addition, each pooling and servicing agreement and servicing agreement will provide that neither the master servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the pooling and servicing agreement or servicing agreement and which in its opinion may involve it in any expense or liability. The master servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the pooling and servicing agreement or servicing agreement and the rights and duties of the parties to that agreement and the interests of the securityholders. The legal expenses and costs of the action and any resulting liability will be expenses, costs and liabilities of the issuing entity, and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

Any person into which the master servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the master servicer is a party or any person succeeding to the business of the master servicer will be the successor of the master servicer under the related pooling and servicing agreement or servicing agreement, provided that (1) the person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (2) the merger, consolidation or succession does not adversely affect the then-current ratings of the classes of securities of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the master servicer may assign its rights under a pooling and servicing agreement or servicing agreement, provided clauses (1) and (2) above are satisfied and the person is reasonably satisfactory to the depositor and the trustee. In the case of an assignment, the master servicer will be released from its obligations under the pooling and servicing agreement or servicing agreement, exclusive of liabilities and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

Pooling and Servicing Agreement

Events of default under the pooling and servicing agreement in respect of a series of certificates, unless otherwise specified in the prospectus supplement, will include:

•
any failure by the master servicer to make a required deposit to the Distribution Account (other than a Monthly Advance) which continues unremedied for 3 days (or other time period described in the related prospectus supplement) after the giving of written notice of the failure to the master servicer;

•
any failure by the master servicer to observe or perform in any material respect any other of its material covenants or agreements in the pooling and servicing agreement with respect to the series of certificates, which covenants and agreements materially affect the rights of certificateholders of such series, and which failure continues unremedied for a period of 60 days (or other time period described in the related prospectus supplement) after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the master servicer by the trustee, or to the master servicer and the trustee by the holders of certificates evidencing not less than 25% of the aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity;

•
events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer indicating its insolvency or inability to pay its obligations, as specified in the related pooling and servicing agreement;

•
any failure of the master servicer to make advances as described in this prospectus under “Description of the Securities—Advances,” by the date and time set forth in the pooling and servicing agreement;

•
any assignment or delegation by the master servicer of its rights and duties under the pooling and servicing agreement, in contravention of the provisions permitting assignment and delegation in the pooling and servicing agreement; and

•	any other event of default as set forth in the pooling and servicing agreement.

Additional events of default will be described in the related prospectus supplement. A default pursuant to the terms of any mortgage securities included in any issuing entity will not constitute an event of default under the related pooling and servicing agreement.

So long as an event of default remains unremedied, either the trustee or holders of certificates evidencing not less than a percentage specified in the related prospectus supplement of the aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity as specified in the related pooling and servicing agreement may, by written notification to the master servicer (and to the trustee if given by certificateholders), with the consent of EMC, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement (other than any right of the master servicer as certificateholder and other than the right to receive servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the termination) covering the issuing entity and in and to the mortgage loans and the proceeds thereof. Upon such notification, the trustee or, upon notice to the depositor and with the depositor’s (or an affiliate of the depositor’s) consent, its designee will succeed to all responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the master servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution with a net worth of at least an amount specified in the related prospectus supplement to act as successor to the master servicer under the pooling and servicing agreement (unless otherwise set forth in the pooling and servicing agreement). Pending an appointment, the trustee is obligated to act as master servicer. The trustee and the successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial master servicer under the pooling and servicing agreement. Notwithstanding the above, upon a termination or resignation of the master servicer in accordance with terms of the pooling and servicing agreement, EMC shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement.  In addition, even if none of the events of default listed above under “—Events of Default and Rights Upon Event of Default — Pooling and Servicing Agreement” have occurred, EMC will have the right under the pooling and servicing agreement to terminate the master servicer without cause and either assume the duties of the master servicer or a appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement.

No certificateholder will have any right under a pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement unless (1) that holder previously gave the trustee written notice of a default that is continuing, (2) the holders of certificates evidencing not less than the percentage specified in the related prospectus supplement of the aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity requested the trustee in writing to institute the proceeding in its own name as trustee and shall have offered to the trustee such reasonable indemnity as it may require against the costs, expenses and liabilities that may be incurred in or because of the proceeding and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

The holders of certificates representing at least 51% of the aggregate undivided interests (or, if applicable, voting rights) evidenced by those certificates may waive the default or event of default (other than a failure by the master servicer to make an advance); provided, however, that (1) a default or event of default under the first or fourth items listed under “—Events of Default” above may be waived only by all of the holders of certificates affected by the default or event of default and (2) no waiver shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed to, or otherwise materially adversely affect, any non-consenting certificateholder.

Servicing Agreement

For a series of notes, a servicing default under the related servicing agreement generally will include:

•
any failure by the master servicer to make a required deposit to the Distribution Account or, if the master servicer is so required, to distribute to the holders of any class of notes or Equity Certificates of the series any required payment which continues unremedied for 5 business days (or other period of time described in the related prospectus supplement) after the giving of written notice of the failure to the master servicer by the trustee or the Issuing Entity;

•
any failure by the master servicer to observe or perform in any material respect any other of its material covenants or agreements in the servicing agreement with respect to the series of securities, which covenants and agreements materially affect the rights of the securityholders of such series, and which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the master servicer by the trustee or the Issuing Entity;

•
events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer indicating its insolvency or inability to pay its obligations, as specified in the related servicing agreement;

•	any failure of the master servicer to make advances as described in this prospectus under “Description of the Securities—Advances,” and

•	any other servicing default as set forth in the servicing agreement.

So long as a servicing default remains unremedied, either the trustee or holders of notes evidencing not less than a percentage specified in the related prospectus supplement of the voting rights of the related issuing entity, as specified in the related servicing agreement may, by written notification to the master servicer and to the Issuing Entity (and to the trustee if given by noteholders), with the consent of EMC, terminate all of the rights and obligations of the master servicer under the servicing agreement (other than any right of the master servicer as noteholder or as holder of the Equity Certificates and other than the right to receive servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the termination), whereupon the trustee will succeed to all responsibilities, duties and liabilities of the master servicer under the servicing agreement (other than any obligation to purchase mortgage loans) and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed the master servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of an approved mortgage servicing institution with a net worth of at least an amount specified in the related prospectus supplement to act as successor to the master servicer under the servicing agreement (unless otherwise set forth in the servicing agreement). Pending the appointment, the trustee is obligated to act in the capacity. The trustee and the successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial master servicer under the servicing agreement. Notwithstanding the above, upon a termination or resignation of the master servicer in accordance with terms of the servicing agreement, EMC shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the requirements set forth in the servicing agreement.  In addition, even if none of the events of default listed above under “—Events of Default and Rights Upon Event of Default— Servicing Agreement” have occurred, EMC will have the right under the related servicing agreement to terminate the master servicer without cause and either assume the duties of the master servicer or a appoint a successor master servicer meeting the requirements set forth in the related servicing agreement.

Indenture

For a series of notes, an event of default under the indenture generally will include:

•	a default for five days or more (or other period of time described in the related prospectus supplement) in the payment of any principal of or interest on any note of the series;

•
failure to perform any other covenant of the Depositor in the indenture which continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

•
any representation or warranty made by the Depositor in the indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting the series having been incorrect in a material respect as of the time made, and the breach is not cured within thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

•	events of bankruptcy, insolvency, receivership or liquidation of the Depositor, as specified in the indenture; or

•	any other event of default provided with respect to notes of that series.

If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of the series may declare the principal amount of all the notes of the series to be due and payable immediately. The declaration may, in some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

If following an event of default with respect to any series of notes, the notes of the series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral securing the notes of the series and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, unless (1) the holders of 100% of the then aggregate outstanding amount of the notes of the series consent to the sale, (2) the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale or (3) the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of a percentage specified in the related prospectus supplement of the then aggregate outstanding amount of the notes of the series.

In the event that the trustee liquidates the collateral in connection with an event of default, the indenture provides that the trustee will have a prior lien on the proceeds of the liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for payments to the noteholders would be less than would otherwise be the case.  However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of the event of default.

In the event the principal of the notes of a series is declared due and payable, as described above, the holders of the notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount that is unamortized.

No noteholder or holder of an Equity Certificate generally will have any right under an owner trust agreement or indenture to institute any proceeding with respect to the Agreement unless (1) that holder previously has given to the trustee written notice of default and the continuance thereof, (2) the holders of notes or Equity Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting that class (a) have made written request upon the trustee to institute the proceeding in its own name as trustee and (b) have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or because of the proceeding, (3) the trustee has neglected or refused to institute the proceeding for 60 days after receipt of the request and indemnity and (4) no direction inconsistent with the written request has been given to the trustee during the 60 day period by the holders of a majority of the aggregate Percentage Interests constituting that class.

Amendment

Each pooling and servicing agreement may be amended by the parties thereto, without the consent of any of the holders of certificates covered by the pooling and servicing agreement,

•	to cure any ambiguity,

•	to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

•
if a REMIC election has been made with respect to the related issuing entity, to modify, eliminate or add to any of its provisions (A) to the extent as shall be necessary to maintain the qualification of the issuing entity as a REMIC or to avoid or minimize the risk of imposition of any tax on the related issuing entity, provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain the qualification or to avoid or minimize the risk, and (2) the action will not adversely affect in any material respect the interests of any holder of certificates covered by the pooling and servicing agreement, or (B) to restrict the transfer of the REMIC Residual Certificates, provided that the depositor has determined that the then-current ratings of the classes of the certificates that have been rated will not be adversely affected, as evidenced by a letter from each applicable Rating Agency, and that the amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee,

•
to make any other provisions with respect to matters or questions arising under the pooling and servicing agreement which are not materially inconsistent with the provisions thereof, provided that the action will not adversely affect in any material respect the interests of any certificateholder, or

•	to comply with any changes in the Code.

The pooling and servicing agreement may also be amended by the parties thereto with the consent of the holders of certificates evidencing over 50% of the aggregate Percentage Interests of the issuing entity or of the applicable class or classes, if such amendment affects only such class or classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of certificates covered by the pooling and servicing agreement, except that the amendment may not (1) reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on a certificate of any class without the consent of the holder of the certificate or (2) reduce the aforesaid percentage of certificates of any class the holders of which are required to consent to the amendment without the consent of the holders of all certificates of the class covered by the pooling and servicing agreement then outstanding.

With respect to each series of notes, each related servicing agreement or indenture may be amended by the parties thereto without the consent of any of the holders of the notes covered by the Agreement, to cure any ambiguity, to correct, modify or supplement any provision therein, or to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that the action will not adversely affect in any material respect the interests of any holder of notes covered by the Agreement. Each Agreement may also be amended by the parties thereto with the consent of the holders of notes evidencing not less than the percentage specified in the related prospectus supplement of the voting rights, for any purpose; provided, however, that the amendment may not:

(1)
reduce in any manner the amount of or delay the timing of, payments received on issuing entity assets which are required to be distributed on any certificate without the consent of the holder of the certificate,

(2)
adversely affect in any material respect the interests of the holders of any class of notes in a manner other than as described in (1), without the consent of the holders of notes of the class evidencing not less than the percentage specified in the related prospectus supplement of the aggregate Percentage Interests of the issuing entity or of the applicable class or classes, if such amendment affects only such class or classes or

(3)	reduce the aforesaid percentage of voting rights required for the consent to the amendment without the consent of the holders of all notes covered by the Agreement then outstanding.

The voting rights evidenced by any security will be the portion of the voting rights of all of the securities in the related series allocated in the manner described in the related prospectus supplement.

Notwithstanding the foregoing, if a REMIC election has been made with respect to the related issuing entity, the trustee or indenture trustee will not be entitled to consent to any amendment to a pooling and servicing agreement or an indenture without having first received an opinion of counsel to the effect that the amendment or the exercise of any power granted to the master servicer, the depositor, the trustee or indenture trustee, or any other specified person in accordance with the amendment will not result in the imposition of a tax on the related issuing entity or cause the issuing entity to fail to qualify as a REMIC.

The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

The obligations created by the related Agreements for each series of securities (other than the limited payment and notice obligations of the trustee) will terminate upon the payment to securityholders of that series of all amounts held in the Distribution Account or by the master servicer and required to be paid to them pursuant to the Agreements following the earlier of, (1) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last mortgage loan, REO property and/or mortgage security subject thereto and (2) the purchase by the master servicer, a servicer, the depositor or its designee (or (a) if specified in the related prospectus supplement with respect to each series of certificates, by the holder of the REMIC Residual Certificates (see “Federal Income Tax Consequences” below) or (b) if specified in the prospectus supplement with respect to each series of notes, by the holder of the Equity Certificates) from the issuing entity for the series of all remaining mortgage loans, REO properties and/or mortgage securities. In addition to the foregoing, the master servicer, a servicer, the depositor or its designee may have the option to purchase, in whole but not in part, the securities specified in the related prospectus supplement in the manner set forth in the related prospectus supplement. With respect to any series of certificates which provides for such a purchase, the purchase shall not be made unless either: (1) the aggregate principal balance of the certificates as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the certificates as of the Closing Date or (2) the aggregate principal balance of the mortgage loans as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans as of the cut-off date. In the event that any series of certificates which provides for such a purchase at 25% or more of the aggregate principal balance outstanding, the certificates will use the word “Callable” in their title.  With respect to any series of notes which provides for such a purchase, the purchase shall not be made unless the aggregate principal balance of the notes as of the date is equal to or less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the notes as of the Closing Date or a period specified in the related prospectus supplement has elapsed since the initial distribution date.  In the event that any series of notes which provides for such a purchase at 25% or more of the aggregate principal balance outstanding, the notes will use the word “Callable” in their title.  Upon the purchase of the securities or at any time thereafter, at the option of the master servicer, a servicer, the depositor or its designee, the assets of the issuing entity may be sold, thereby effecting a retirement of the securities and the termination of the issuing entity, or the securities so purchased may be held or resold by the master servicer, the depositor or its designee. In no event, however, unless otherwise provided in the prospectus supplement, will an issuing entity created by a pooling and servicing agreement related to a series of certificates continue beyond the expiration of 21 years from the death of the survivor of the persons named in the pooling and servicing agreement. Written notice of termination of the pooling and servicing agreement will be given to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency appointed by the trustee which will be specified in the notice of termination. If the securityholders are permitted to terminate the issuing entity under the applicable pooling and servicing agreement, a penalty may be imposed upon the securityholders based upon the fee that would be foregone by the master servicer because of the termination.

The purchase of mortgage loans and property acquired in respect of mortgage loans evidenced by a series of securities shall be made at the option of the master servicer, a servicer, the depositor, its designee or, if applicable, the holder of the REMIC Residual Certificates or Equity Certificates at the price specified in the related prospectus supplement. The exercise of the right will effect early retirement of the securities of that series, but the right of the master servicer, a servicer, the depositor, its designee or, if applicable, the holder to so purchase is subject to the aggregate principal balance of the mortgage loans and/or mortgage securities in the issuing entity for that series as of the distribution date on which the purchase is to occur being less than the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans and/or mortgage securities at the cut-off date or closing date, as specified in the prospectus supplement, for that series. The prospectus supplement for each series of securities will set forth the amounts that the holders of the securities will be entitled to receive upon the early retirement. The early termination may adversely affect the yield to holders of the securities. With respect to any series of certificates, an optional purchase of the mortgage loans in the related issuing entity may not result in the related certificates receiving an amount equal to the principal balance thereof plus accrued and unpaid interest and any undistributed shortfall on the related certificates. If a REMIC election has been made, the termination of the related issuing entity will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

Following any optional termination, there will be no continuing direct or indirect liability of the issuing entity or any securityholder as sellers of the assets of the issuing entity.

The Securities Administrator

Each prospectus supplement for a series of securities may provide for a securities administrator which shall be responsible for performing certain administrative and tax functions typically performed by the trustee. The securities administrator shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under the laws to exercise corporate trust powers, having a combined capital and surplus of at least $40,000,000 and subject to supervision or examination by federal or state authority. The entity that serves as securities administrator may have typical banking or other relationships with the depositor and its affiliates.  The securities administrator may also act as master servicer for a series of securities.

Duties of Securities Administrator

The securities administrator for each series of securities will make no representation as to the validity or sufficiency of the related Agreements, the securities or any underlying mortgage loan, mortgage security or related document and will not be accountable for the use or application by or on behalf of any master servicer (unless the securities administrator is also acting as master servicer), servicer or special servicer of any funds paid to the master servicer, servicer or special servicer in respect of the securities or the underlying mortgage loans or mortgage securities, or any funds deposited into or withdrawn from the Distribution Account for the series or any other account by or on behalf of the master servicer, servicer or special servicer. The securities administrator for each series of securities will be required to perform only those duties specifically required under the related Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Agreement, a securities administrator will be required to examine the documents and to determine whether they conform to the requirements of the agreement.

Some Matters Regarding the Securities Administrator

As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any securities administrator may be the expense of the related master servicer or other specified person or may be required to be borne by the related issuing entity.

The securities administrator for each series of securities generally will be entitled to indemnification from amounts held in the Distribution Account for the series, for any loss, liability or expense incurred by the securities administrator in connection with the securities administrator’s administration of the trust under the related pooling and servicing agreement or indenture unless the loss, liability, cost or expense was incurred by reason of willful misfeasance, bad faith or negligence on the part of the securities administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

The securities administrator for each series of securities may resign at any time, in which event the depositor will be obligated to appoint a successor securities administrator. The depositor may also remove the securities administrator if the securities administrator ceases to be eligible to continue as such under the pooling and servicing agreement or indenture or if the securities administrator becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the securities administrator or its property. Upon such resignation or removal of the securities administrator, the depositor will be entitled to appoint a successor securities administrator. The securities administrator may also be removed at any time by the holders of securities evidencing ownership of not less than the percentage specified in the related prospectus supplement of the issuing entity. In the event that the securityholders remove the securities administrator, the compensation of any successor securities administrator shall be paid by the securityholders to the extent that such compensation exceeds the amount agreed to by the depositor and the original securities administrator. Any resignation or removal of the securities administrator and appointment of a successor securities administrator will not become effective until acceptance of the appointment by the successor securities administrator.

The Trustee

The trustee under each pooling and servicing agreement and indenture will be named in the related prospectus supplement. The trustee shall at all times be a corporation or an association organized and doing business under the laws of any state or the United States of America, authorized under the laws to exercise corporate trust powers, having a combined capital and surplus of at least $40,000,000 and subject to supervision or examination by federal or state authority. The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

The trustee for each series of securities will make no representation as to the validity or sufficiency of the related Agreements, the securities or any underlying mortgage loan, mortgage security or related document and will not be accountable for the use or application by or on behalf of any master servicer, servicer or special servicer of any funds paid to the master servicer, servicer or special servicer in respect of the securities or the underlying mortgage loans or mortgage securities, or any funds deposited into or withdrawn from the Distribution Account for the series or any other account by or on behalf of the master servicer, servicer or special servicer. If no event of default has occurred and is continuing, the trustee for each series of securities will be required to perform only those duties specifically required under the related pooling and servicing agreement or indenture. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related Agreement, a trustee will be required to examine the documents and to determine whether they conform to the requirements of the agreement.

If an Event of Default shall occur, the trustee shall, by notice in writing to the master servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations (but not the liabilities) of the master servicer thereafter arising under the Agreements, but without prejudice to any rights it may have as a security holder or to reimbursement of Monthly Advances and other advances of its own funds.  Upon the receipt by the master servicer of the written notice, all authority and power of the master servicer under the Agreements, whether with respect to the securities, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall automatically and without further action pass to and be vested in the trustee.  The trustee shall act to carry out the duties of the master servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default. Any such action taken by the trustee must be prior to the distribution on the relevant Distribution Date.

Upon the receipt by the master servicer of a notice of termination, the trustee shall automatically become the successor in all respects to the master servicer in its capacity under the Agreements and the transactions set forth or provided for therein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions thereof; provided, however, that the sponsor shall have the right to either (a) immediately assume the duties of the master servicer or (b) select a successor master servicer; provided further, however, that the trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the master servicer at or prior to the time of termination. As compensation, the trustee shall be entitled to compensation which the master servicer would have been entitled to retain if the master servicer had continued to act thereunder, except for those amounts due the master servicer as reimbursement permitted under the Agreements for advances previously made or expenses previously incurred. Notwithstanding the above, the trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the master servicer only, having a net worth of not less than an amount specified in the related prospectus supplement, as the successor to the master servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the master servicer hereunder; provided, that the trustee shall obtain a letter from each rating agency that the ratings, if any, on each of the securities will not be lowered as a result of the selection of the successor to the master servicer. Pending appointment of a successor to the master servicer, the trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of the Agreements shall apply, the compensation shall not be in excess of that which the master servicer would have been entitled to if the master servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The trustee and such successor shall take such action, consistent with the Agreements, as shall be necessary to effectuate any such succession.

If the trustee shall succeed to any duties of the master servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as trustee and, accordingly, the provisions of the Agreements concerning the trustee’s duties shall be inapplicable to the trustee in its duties as the successor to the master servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the trustee in its capacity as trustee); the provisions of the Agreements relating to the master servicer, however, shall apply to it in its capacity as successor master servicer.

Upon any termination or appointment of a successor to the master servicer, the trustee shall give prompt written notice thereof to security holders of record pursuant to the Agreements and to the rating agencies.

The trustee shall transmit by mail to all securityholders, within the number of days specified by the Agreements after the occurrence of any Event of Default actually known to a responsible officer of the trustee, unless such Event of Default shall have been cured, notice of each such Event of Default. In the event that the security holders waive the Event of Default pursuant to the Agreements, the trustee shall give notice of any such waiver to the rating agencies.

Upon written request of three or more securityholders of record, for purposes of communicating with other securityholders with respect to their rights under the Agreements, the trustee will afford such securityholders access during business hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related issuing entity.

The trustee for each series of securities generally will be entitled to indemnification from amounts held in the Distribution Account for the series, for any loss, liability or expense incurred by the trustee in connection with the trustee’s acceptance or administration of its trusts under the related pooling and servicing agreement or indenture unless the loss, liability, cost or expense was incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Trustee

The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue under the pooling and servicing agreement or if the trustee becomes insolvent. Upon becoming aware of the circumstances, the depositor will be obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of securities evidencing not less than the percentage specified in the related prospectus supplement of the aggregate undivided interests (or, if applicable, voting rights) in the related issuing entity. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.  If the trustee resigns or is removed by the depositor, the expenses associated with the change of trustees will be paid by the former trustee and reimbursed from the Distribution Account by the paying agent.  If the trustee is removed by holders of securities, such holders shall be responsible for paying any compensation payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

YIELD CONSIDERATIONS

The yield to maturity of an offered security will depend on the price paid by the holder for the security, the security interest rate on a security entitled to payments of interest (which security interest rate may vary if so specified in the related prospectus supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the mortgage loans and the allocation thereof to reduce the principal balance of the security (or notional amount thereof if applicable) and other factors.

A class of securities may be entitled to payments of interest at a fixed security interest rate, a variable security interest rate or adjustable security interest rate, or any combination of security interest rates, each as specified in the related prospectus supplement. A variable security interest rate may be calculated based on the weighted average of the Net Mortgage Rates of the related mortgage loans, or the weighted average of the interest rates (which may be net of trustee fees) paid on the mortgage securities, for the month preceding the distribution date if so specified in the related prospectus supplement. As will be described in the related prospectus supplement, the aggregate payments of interest on a class of securities, and their yield to maturity, will be affected by the rate of payment of principal on the securities (or the rate of reduction in the notional balance of securities entitled only to payments of interest), in the case of securities evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans, and in the case of securities evidencing interests in mortgage securities with floating or variable rates, by changes in such rates and the indices on which they are based. See “Maturity and Prepayment Considerations” below. The yield on the securities will also be affected by liquidations of mortgage loans following mortgagor defaults and by purchases of mortgage loans in the event of breaches of representations and warranties made in respect of the mortgage loans by the depositor, the master servicer and others, or conversions of ARM Loans to a fixed interest rate. See “The Mortgage Pools—Representations by Sellers” and “Descriptions of the Securities—Assignment of Trust Fund Assets” above. Holders of Strip Securities or a class of securities having a security interest rate that varies based on the weighted average mortgage rate of the underlying mortgage loans may be affected by disproportionate prepayments and repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

With respect to any series of securities, a period of time will elapse between the date upon which payments on the related mortgage loans are due and the distribution date on which the payments are passed through to securityholders. That delay will effectively reduce the yield that would otherwise be produced if payments on the mortgage loans were distributed to securityholders on or near the date they were due.

In general, if a class of securities is purchased at initial issuance at a premium and payments of principal on the related mortgage loans occur at a rate faster than anticipated at the time of purchase, the purchaser’s actual yield to maturity will be lower than that assumed at the time of purchase. Similarly, if a class of securities is purchased at initial issuance at a discount and payments of principal on the related mortgage loans occur at a rate slower than that assumed at the time of purchase, the purchaser’s actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of securities having a class entitled to payments of interest only or to payments of interest that are disproportionately high relative to the principal payments to which the class is entitled. Such a class will likely be sold at a substantial premium to its principal balance and any faster than anticipated rate of prepayments will adversely affect the yield to its holders. Extremely rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on other types of classes of securities, including Accrual Securities and securities with a security interest rate which fluctuates inversely with or at a multiple of an index, may be relatively more sensitive to the rate of prepayment on the related mortgage loans than other classes of securities.

The timing of changes in the rate of principal payments on or repurchases of the mortgage loans may significantly affect an investor’s actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation. In general, the earlier a prepayment of principal on the underlying mortgage loans or a repurchase thereof, the greater will be the effect on an investor’s yield to maturity. As a result, the effect on an investor’s yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of securities would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

When a principal prepayment in full is made on a mortgage loan, the borrower is generally charged interest only for the period from the due date of the preceding scheduled payment up to the date of the prepayment, instead of for the full accrual period, that is, the period from the due date of the preceding scheduled payment up to the due date for the next scheduled payment. In addition, a partial principal prepayment may likewise be applied as of a date prior to the next scheduled due date (and, accordingly, be accompanied by accrued interest for less than the full accrual period). However, interest accrued and distributable on any series of securities on any distribution date will generally correspond to interest accrued on the principal balance of mortgage loans for their respective full accrual periods. Consequently, if a prepayment on any mortgage loan is distributable to securityholders on a particular distribution date, but the prepayment is not accompanied by accrued interest for the full accrual period, the interest charged to the borrower (net of servicing and administrative fees and any retained interest of the depositor) may be less than the corresponding amount of interest accrued and otherwise payable on the related mortgage loan, and a Prepayment Interest Shortfall will result. If and to the extent that the shortfall is allocated to a class of offered securities, its yield will be adversely affected. The prospectus supplement for a series of securities will describe the manner in which the shortfalls will be allocated among the classes of the securities. If so specified in the related prospectus supplement, the master servicer, or the servicer servicing the mortgage loan which was prepaid, will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of the shortfalls. The related prospectus supplement will also describe any other amounts available to off set the shortfalls. See “Servicing of Mortgage Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest” in this prospectus.

The issuing entity with respect to any series may include ARM Loans. As is the case with conventional, fixed-rate mortgage loans originated in a high interest rate environment which may be subject to a greater rate of principal prepayments when interest rates decrease, ARM Loans may be subject to a greater rate of principal prepayments (or purchases by the related servicer or the master servicer) due to their refinancing in a low interest rate environment. For example, if prevailing interest rates fall significantly, ARM Loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed-rate or other adjustable-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their adjustable-rate mortgages to “lock in” a lower fixed interest rate or to take advantage of the availability of other adjustable-rate mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

The issuing entity with respect to any series may include convertible ARM Loans. Convertible ARM Loans may be subject to a greater rate of principal prepayments (or purchases by the related servicer or the master servicer) due to their conversion to fixed interest rate loans in a low interest rate environment. The conversion feature may also be exercised in a rising interest rate environment as mortgagors attempt to limit their risk of higher rates. A rising interest rate environment may also result in an increase in the rate of defaults on these mortgage loans. If the related servicer or the master servicer purchases convertible ARM Loans, a mortgagor’s exercise of the conversion option will result in a distribution of the principal portion thereof to the securityholders, as described in this prospectus. Alternatively, to the extent a servicer or the master servicer fails to purchase converting ARM Loans, the mortgage pool will include fixed-rate mortgage loans.

The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans and thus the yield on the securities. In general, defaults on single family loans are expected to occur with greater frequency in their early years. The rate of default on single family loans which are refinanced or limited documentation mortgage loans, and on mortgage loans, with high Loan-to-Value Ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

With respect to some mortgage loans in a mortgage pool, the mortgage rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each mortgage loan generally will be qualified, or the mortgage loan otherwise approved, on the basis of the mortgage rate in effect at origination. The repayment of the mortgage loan may thus be dependent on the ability of the mortgagor to make larger level monthly payments following the adjustment of the mortgage rate. In addition, the periodic increase in the amount paid by the mortgagor of a buydown mortgage loan during or at the end of the applicable Buydown Period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage under applicable underwriting guidelines, and may accordingly increase the risk of default with respect to the related mortgage loan.

The mortgage rates on ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial mortgage rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of the mortgage loans may exceed the amount of their minimum scheduled monthly payment. As a result, a portion of the accrued interest on negatively amortizing mortgage loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable mortgage rate. The addition of the Deferred Interest to the principal balance of any related class or classes of securities will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which the securities were purchased. In addition, with respect to ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on the mortgage loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since the excess will be applied to reduce the principal balance of the related class or classes of securities, the weighted average life of the securities will be reduced and may adversely affect the yield to holders thereof, depending upon the price at which the securities were purchased.

MATURITY AND PREPAYMENT CONSIDERATIONS

As indicated above under “The Mortgage Pools,” the original terms to maturity of the mortgage loans in a given mortgage pool will vary depending upon the type of mortgage loans included in the mortgage pool. The prospectus supplement for a series of securities will contain information with respect to the types and maturities of the mortgage loans in the related mortgage pool. The prepayment experience with respect to the mortgage loans in a mortgage pool will affect the life and yield of the related series of securities.

With respect to balloon loans, payment of the balloon payment (which, based on the amortization schedule of the mortgage loans, is expected to be a substantial amount) will generally depend on the mortgagor’s ability to obtain refinancing of the mortgage loans or to sell the mortgaged property prior to the maturity of the balloon loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including real estate values, the mortgagor’s financial situation, prevailing mortgage loan interest rates, the mortgagor’s equity in the related mortgaged property, tax laws and prevailing general economic conditions. None of the depositor, the master servicer, a servicer or any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

The extent of prepayments of principal of the mortgage loans may be affected by a number of factors, including solicitations and the availability of mortgage credit, the relative economic vitality of the area in which the mortgaged properties are located and, in the case of multifamily, commercial and mixed-use loans, the quality of management of the mortgage properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the mortgage loans may be affected by the existence of lock-out periods and requirements that principal prepayments be accompanied by prepayment premiums, as well as due-on-sale and due-on-encumbrance provisions, and by the extent to which the provisions may be practicably enforced. See “Servicing of Mortgage Loans—Collection and Other Servicing Procedures” and “Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in this prospectus for a description of provisions of the pooling and servicing agreement and legal aspects of mortgage loans that may affect the prepayment experience on the mortgage loans.

The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. In addition, as prevailing market interest rates decline, even borrowers with ARM Loans that have experienced a corresponding interest rate decline may have an increased incentive to refinance for purposes of either (1) converting to a fixed rate loan and thereby “locking in” the rate or (2) taking advantage of the initial “teaser rate” (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan. Moreover, although the mortgage rates on ARM Loans will be subject to periodic adjustments, the adjustments generally will not increase or decrease the mortgage rates by more than a fixed percentage amount on each adjustment date, will not increase the mortgage rates over a fixed percentage amount during the life of any ARM Loan and will be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the mortgage rates on the ARM Loans at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In high interest rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently high in relation to the then-current mortgage rates on newly originated ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no assurance as to the rate of prepayments on the mortgage loans during any period or over the life of any series of securities.

If the applicable pooling and servicing agreement for a series of securities provides for a pre-funding account or other means of funding the transfer of additional mortgage loans to the related issuing entity, as described under “Description of the Securities—Pre-Funding Account” in this prospectus, and the issuing entity is unable to acquire the additional mortgage loans within any applicable time limit, the amounts set aside for the purpose may be applied as principal payments on one or more classes of securities of the series. See “Yield Considerations” in this prospectus for a description of certain provisions of the mortgage loans that may affect the prepayment experience on the mortgage loans.

There can be no assurance as to the rate of prepayment of the mortgage loans. The depositor is not aware of any publicly available statistics relating to the principal prepayment experience of diverse portfolios of mortgage loans such as the mortgage loans over an extended period of time. All statistics known to the depositor that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities. No representation is made as to the particular factors that will affect the prepayment of the mortgage loans or as to the relative importance of these factors.

As described in this prospectus and in the prospectus supplement, the master servicer, the depositor, an affiliate of the depositor or a person specified in the related prospectus supplement (other than holder of any class of offered certificates, other than the REMIC Residual Certificates, if offered) may have the option to purchase the assets in an issuing entity and effect early retirement of the related series of securities. See “The Agreements—Termination; Retirement of Securities” in this prospectus.

LEGAL ASPECTS OF MORTGAGE LOANS

The following discussion summarizes legal aspects of mortgage loans that is general in nature. The summaries do not purport to be complete. They do not reflect the laws of any particular state nor the laws of all states in which the mortgaged properties may be situated. This is because these legal aspects are governed in part by the law of the state that applies to a particular mortgaged property and the laws of the states may vary substantially. You should refer to the applicable federal and state laws governing the mortgage loans.

Mortgages

Each single family, multifamily, commercial and mixed-use loan and, if applicable, the Contracts (in each case other than cooperative mortgage loans),will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located, and may have first, second or third priority. Mortgages and deeds to secure debt are referred to as “mortgages.” Contracts evidence both the obligation of the obligor to repay the loan evidenced thereby and grant a security interest in the related Manufactured Homes to secure repayment of the loan. However, as Manufactured Homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that Manufactured Homes may become subject to real estate title and recording laws. See “—Contracts” below. In some states, a mortgage or deed of trust creates a lien upon the real property encumbered by the mortgage or deed of trust. However, in other states, the mortgage or deed of trust conveys legal title to the property respectively, to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). The lien created by the mortgage or deed of trust is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages depends on their terms or on the terms of separate subordination or inter-creditor agreements, the knowledge of the parties in some cases and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor who is the borrower-homeowner; the beneficiary who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee’s authority under a deed of trust, the grantee’s authority under a deed to secure debt and the mortgagee’s authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trustor mortgage, and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

If specified in the prospectus supplement relating to a series of certificates, the mortgage loans and Contracts may include cooperative mortgage loans. Each mortgage note evidencing a cooperative mortgage loan will be secured by a security interest in shares issued by the related Cooperative, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative’s building. The security agreement will create a lien upon the shares of the Cooperative, the priority of which will depend on, among other things, the terms of the particular security agreement as well as the order of recordation and/or filing of the agreement (or financing statements related thereto) in the appropriate recording office.

Cooperative buildings relating to the cooperative mortgage loans are located primarily in the State of New York. Generally, each Cooperative owns in fee or has a long-term leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative’s building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessor, as the case may be, is also responsible for fulfilling the mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative’s building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (1) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (2) arising under its land lease, the holder of the landlord’s interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make the final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative’s interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the mortgagee who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the mortgage loans, the collateral securing the cooperative mortgage loans.

Each Cooperative is owned by shareholders (referred to as tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative pursuant to the proprietary lease, which payment represents the tenant-stockholder’s proportional share of the Cooperative’s payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a cooperative mortgage loan evidenced by a mortgage note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related Cooperative. The mortgagee generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the mortgagee’s interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the mortgage note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See “—Foreclosure on Shares of Cooperatives” below.

Tax Aspects of Cooperative Ownership

In general, a “tenant-stockholder” (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a “cooperative housing corporation” within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation representing his proportionate share of interest expenses and real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which the items are allowable as a deduction to the corporation, that section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the cooperative mortgage loans will qualify under the section for any particular year. In the event that the Cooperative fails to qualify for one or more years, the value of the collateral securing any related cooperative mortgage loans could be significantly impaired because no deduction would be allowable to tenant- stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that a failure would be permitted to continue over a period of years appears remote.

Leases and Rents

Mortgages that encumber income-producing multifamily and commercial properties often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower’s right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

Contracts

Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC which has been adopted by all states. Financing statements are effective for five years and must be renewed prior to the end of each five year period. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department (or a similar entity) of the state. In the states that have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of the interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to the appropriate motor vehicle registration office, depending on state law.

The master servicer will be required under the related pooling and servicing agreement or servicing agreement to, or to cause the servicer of the Contract to, effect the notation or delivery of the required documents and fees, and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home is registered. In the event the master servicer or servicer, as applicable, fails, due to clerical errors or otherwise, to effect the notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the trustee may not have a first priority security interest in the Manufactured Home securing a Contract. As Manufactured Homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that Manufactured Homes may become subject to real estate title and recording laws. As a result, a security interest in a Manufactured Home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a Manufactured Home under real estate laws, the holder of the security interest must file either a “fixture filing” under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Generally, Contracts will contain provisions prohibiting the obligor from permanently attaching the Manufactured Home to its site. So long as the obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, other parties could obtain an interest in the Manufactured Home that is prior to the security interest originally retained by the Seller and transferred to the depositor.

The depositor will assign or cause to be assigned a security interest in the Manufactured Homes to the trustee, on behalf of the securityholders. Neither the depositor, the master servicer, any servicer, nor the trustee will amend the certificates of title to identify the trustee, on behalf of the securityholders, as the new secured party and, accordingly, the depositor or the Seller will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the depositor’s rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest might not be held effective against creditors of the depositor or Seller.

In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of the depositor on the certificate of title or delivery of the required documents and fees will be sufficient to protect the trustee against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the depositor has failed to perfect or cause to be perfected the security interest assigned to the issuing entity, the security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the trustee, on behalf of the securityholders, as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

In the event that the owner of a Manufactured Home moves it to a state other than the state in which the Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after the relocation and thereafter until the owner re-registers the Manufactured Home in the state of relocation. If the owner were to relocate a Manufactured Home to another state and re-register the Manufactured Home in that state, and if the depositor did not take steps to re-perfect its security interest in that state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the depositor must surrender possession if it holds the certificate of title to the Manufactured Home or, in the case of Manufactured Homes registered in states that provide for notation of lien, the depositor would receive notice of surrender if the security interest in the Manufactured Home is noted on the certificate of title. Accordingly, the depositor would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states that do not require a certificate of title for registration of a Manufactured Home, re-registration could defeat perfection. Similarly, when an obligor under a manufactured housing conditional sales contract sells a Manufactured Home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under each related pooling and servicing agreement or servicing agreement, the master servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps, at the master servicer’s or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The depositor will obtain the representation of the related Seller that it has no knowledge of any of these liens with respect to any Manufactured Home securing a Contract. However, these liens could arise at any time during the term of a Contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee’s sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower- trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers in a specified manner prior to the date of trustee’s sale. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee’s sale. In general, in these states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the applicable parties. If the mortgagee’s right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the note plus the accrued and unpaid interest and the expense of foreclosure, in which case the mortgagor’s debt will be extinguished unless the lender purchases the property for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment and the remedy is available under state law and the related loan documents. In the same states, there is a statutory minimum purchase price which the lender may offer for the property and generally, state law controls the amount of foreclosure costs and expenses, including attorneys’ fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making the repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender’s investment in the property and, in some states, the lender may be entitled to a deficiency judgment. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of certificates. See “Description of Credit Enhancement” in this prospectus.

A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages. The junior mortgagee must either pay the entire amount due on the senior mortgages prior to or at the time of the foreclosure sale or undertake to pay on any senior mortgages on which the mortgagor is currently in default. Under either course of action, the junior mortgagee may add the amounts paid to the balance due on the junior loan, and may be subrogated to the rights of the senior mortgagees. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a “due-on-sale” clause, the junior mortgagee may be required to pay the full amount of the senior mortgages to the senior mortgagees. Accordingly, with respect to those single family loans which are junior mortgage loans, if the lender purchases the property, the lender’s title will be subject to all senior liens and claims and governmental liens. The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceeds.

In foreclosure, courts have imposed general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower’s default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender’s judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower’s failure to adequately maintain the property or the borrower’s execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant- stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative’s certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The Cooperative may cancel the proprietary lease or occupancy agreement, even while pledged, for failure by the tenant- stockholder to pay the obligations or charges owed by the tenant-stockholder, including mechanics’ liens against the Cooperative’s building incurred by the tenant-stockholder. Generally, obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the Cooperative may generally terminate a proprietary lease or occupancy agreement in the event the borrower breaches its covenants in the proprietary lease or occupancy agreement. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate the lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender’s lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative’s right to sums due under the proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the cooperative mortgage loan and accrued and unpaid interest on the loan.

Recognition agreements also generally provide that in the event the lender succeeds to the tenant- shareholder’s shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a cooperative mortgage loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. The approval or consent is usually based on the prospective purchaser’s income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

Because of the nature of cooperative mortgage loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative’s building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

In New York, foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the New York UCC and the security agreement relating to those shares. Article 9 of the New York UCC requires that a sale be conducted in a “commercially reasonable” manner. Whether a sale has been conducted in a “commercially reasonable” manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of banks selling similar collateral in the same area will be considered reasonably conducted.

Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender’s security interest. The recognition agreement, however, generally provides that the lender’s right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See “—Anti-Deficiency Legislation and other Limitations on Lenders” below.

Repossession with respect to Contracts

General. Repossession of manufactured housing is governed by state law. A few states have enacted legislation that requires that the debtor be given an opportunity to cure its default (typically 30 days to bring the account current) before repossession can commence. So long as a manufactured home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state where it is located, repossession of the home in the event of a default by the obligor generally will be governed by the UCC (except in Louisiana). Article 9 of the UCC provides the statutory framework for the repossession of manufactured housing. While the UCC as adopted by the various states may vary in small particulars, the general repossession procedure established by the UCC is as follows:

1.           Except in those states where the debtor must receive notice of the right to cure a default, repossession can commence immediately upon default without prior notice. Repossession may be effected either through self-help (peaceable retaking without court order), voluntary repossession or through judicial process (repossession pursuant to court-issued writ of replevin). The self-help and/or voluntary repossession methods are more commonly employed, and are accomplished simply by retaking possession of the manufactured home. In cases in which the debtor objects or raises a defense to repossession, a court order must be obtained from the appropriate state court, and the manufactured home must then be repossessed in accordance with that order. Whether the method employed is self-help, voluntary repossession or judicial repossession, the repossession can be accomplished either by an actual physical removal of the manufactured home to a secure location for refurbishment and resale or by removing the occupants and their belongings from the manufactured home and maintaining possession of the manufactured home on the location where the occupants were residing. Various factors may affect whether the manufactured home is physically removed or left on location, such as the nature and term of the lease of the site on which it is located and the condition of the unit. In many cases, leaving the manufactured home on location is preferable, in the event that the home is already set up, because the expenses of retaking and redelivery will be saved. However, in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.           Once repossession has been achieved, preparation for the subsequent disposition of the manufactured home can commence. The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.           Sale proceeds are to be applied first to repossession expenses (expenses incurred in retaking, storage, preparing for sale to include refurbishing costs and selling) and then to satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, the remainder may be sought from the debtor in the form of a deficiency judgment in those states that do not prohibit or limit deficiency judgments. The deficiency judgment is a personal judgment against the debtor for the shortfall. Occasionally, after resale of a manufactured home and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor. Because the defaulting owner of a manufactured home generally has very little capital or income available following repossession, a deficiency judgment may not be sought in many cases or, if obtained, will be settled at a significant discount in light of the defaulting owner’s strained financial condition.

Louisiana Law. Any contract secured by a manufactured home located in Louisiana will be governed by Louisiana law rather than Article 9 of the UCC. Louisiana laws provide similar mechanisms for perfection and enforcement of security interests in manufactured housing used as collateral for an installment sale contract or installment loan agreement.

Under Louisiana law, a manufactured home that has been permanently affixed to real estate will nevertheless remain subject to the motor vehicle registration laws unless the obligor and any holder of a security interest in the property execute and file in the real estate records for the parish in which the property is located a document converting the unit into real property. A manufactured home that is converted into real property but is then removed from its site can be converted back to personal property governed by the motor vehicle registration laws if the obligor executes and files various documents in the appropriate real estate records and all mortgagees under real estate mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

So long as a manufactured home remains subject to the Louisiana motor vehicle laws, liens are recorded on the certificate of title by the motor vehicle commissioner and repossession can be accomplished by voluntary consent of the obligor, executory process (repossession proceedings which must be initiated through the courts but which involve minimal court supervision) or a civil suit for possession. In connection with a voluntary surrender, the obligor must be given a full release from liability for all amounts due under the contract. In executory process repossessions, a sheriff’s sale (without court supervision) is permitted, unless the obligor brings suit to enjoin the sale, and the lender is prohibited from seeking a deficiency judgment against the obligor unless the lender obtained an appraisal of the manufactured home prior to the sale and the property was sold for at least two-thirds of its appraised value.

Rights of Redemption

Single Family, Multifamily and Commercial Properties. The purposes of a foreclosure action in respect of a mortgaged property is to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their “equity of redemption”. The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchase through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee’s sale under a deed of trust.

Manufactured Homes. While state laws do not usually require notice to be given to debtors prior to repossession, many states do require delivery of a notice of default and of the debtor’s right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of the home so that the owner may redeem at or before resale. In addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

Single Family, Multifamily and Commercial Loans. Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states (including California), statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following non-judicial foreclosure by power of sale. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a mortgage loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which the deficiency judgment may be executed. Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in some states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in some circumstances, including circumstances where the disposition of the collateral (which, in the case of a cooperative mortgage loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, under the federal Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by the automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in a bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien. Moreover, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor’s residence by paying arrearage within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor’s petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearage over a number of years.

Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender’s security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor’s principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

In the case of income-producing multifamily properties, federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower’s assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender’s receipt of the rents.

Tax liens arising under the Code may have priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Contracts. In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral and/or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a lender from repossessing a home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the home at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

Under CERCLA, and under state law in some states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.

The Conservation Act amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Conservation Act provides that “merely having the capacity to influence, or unexercised right to control” operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower’s environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.  The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

Other federal and state laws may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. The cleanup costs may be substantial. It is possible that the cleanup costs could become a liability of an issuing entity and reduce the amounts otherwise distributable to the holders of the related series of certificates or notes. Moreover, federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the property that is the subject of the cleanup costs. All subsequent liens on the property generally are subordinated to the lien and, in some states, even prior recorded liens are subordinated to such lien. In the latter states, the security interest of the trustee in a related parcel of real property that is subject to the lien could be adversely affected.

Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Accordingly, the depositor has not made and will not make the evaluations prior to the origination of the secured contracts. Neither the master servicer nor any servicer will be required by any Agreement to undertake these evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The depositor does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any related real property or any casualty resulting from the presence or effect of contaminants. However, neither the master servicer nor any servicer will be obligated to foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include TILA, as implemented by Regulation Z, Real Estate Settlement Procedures Act, as implemented by Regulation X, Equal Credit Opportunity Act, as implemented by Regulation B, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans. In particular, an originator’s failure to comply with certain requirements of the federal TILA, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in obligors’ rescinding the mortgage loans either against the originators or assignees.  Further, the failure of the borrower to use the correct form of notice of right to cancel in connection with non-purchase money transactions could subject the originator and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

Some of the mortgage loans, known as High Cost Loans, may be subject to special rules, disclosure requirements and other provisions that were added to the federal TILA by the Homeownership Act, if such issuing entity assets were originated after October 1, 1995, are not loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. The Homeownership Act requires certain additional disclosures, specifies the timing of those disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Homeownership Act. Purchasers or assignees of any High Cost Loan, including any issuing entity, could be liable under federal law for all claims and subject to all defenses that the borrower could assert against the originator of the High Cost Loan under the federal TILA or any other law, unless the purchaser or assignee did not know and could not with reasonable diligence have determined that the mortgage loan was subject to the provisions of the Homeownership Act. Remedies available to the borrower include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required or if the particular mortgage includes provisions prohibited by law. The maximum damages that may be recovered under these provisions from an assignee, including the issuing entity, is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan.

In addition to the Homeownership Act, a number of legislative proposals have been introduced at the federal, state and local level that are designed to discourage predatory lending practices. Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of the mortgage loans. In some cases, state or local law may impose requirements and restrictions greater than those in the Homeownership Act. An originators’ failure to comply with these laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties and could result in the borrowers rescinding the mortgage loans against either the issuing entity or subsequent holders of the mortgage loans.

Lawsuits have been brought in various states making claims against assignees of High Cost Loans for violations of state law allegedly committed by the originator. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied.  Any determination by a court that the mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the related seller will be required to purchase that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

Contracts often contain provisions obligating the obligor to pay late charges if payments are not timely made. Federal and state law may specifically limit the amount of late charges that may be collected.  Under the related pooling and servicing agreement or servicing agreement, late charges will be retained by the master servicer or servicer as additional servicing compensation, and any inability to collect these amounts will not affect payments to Securityholders.

Courts have imposed general equitable principles upon repossession and litigation involving deficiency balances. These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

In several cases, consumers have asserted that the remedies provided to secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. For the most part, courts have upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

The FTC Rule has the effect of subjecting a seller (and some related creditors and their assignees) in a consumer credit transaction and any assignee of the creditor to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by a debtor on the Contract, and the holder of the Contract may also be unable to collect amounts still due under the Contract. Most of the Contracts in an issuing entity will be subject to the requirements of the FTC Rule. Accordingly, the issuing entity, as holder of the Contracts, will be subject to any claims or defenses that the purchaser of the related Manufactured Home may assert against the seller of the Manufactured Home, subject to a maximum liability equal to the amounts paid by the obligor on the Contract. If an obligor is successful in asserting the claim or defense, and if the Seller had or should have had knowledge of the claim or defense, the master servicer will have the right to require the Seller to repurchase the Contract because of breach of its Seller’s representation and warranty that no claims or defenses exist that would affect the obligor’s obligation to make the required payments under the Contract. The Seller would then have the right to require the originating dealer to repurchase the Contract from it and might also have the right to recover from the dealer any losses suffered by the Seller with respect to which the dealer would have been primarily liable to the obligor.

Enforceability of Certain Provisions

Transfer of Mortgaged Properties. Unless the related prospectus supplement indicates otherwise, the mortgage loans generally contain due-on-sale clauses.  These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property without the prior consent of the lender. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, Garn-St Germain Act preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to limited exceptions. The Garn-St Germain Act does “encourage” lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include, amongst others, intra-family transfers, some transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by the buyer rather than being paid off, which may have an impact upon the average life of the mortgage loans and the number of mortgage loans which may be outstanding until maturity.

Transfer of Manufactured Homes. Generally, Contracts contain provisions prohibiting the sale or transfer of the related Manufactured Home without the consent of the obligee on the Contract and permitting the acceleration of the maturity of the Contracts by the obligee on the Contract upon a sale or transfer that is not consented to. The master servicer will, or will cause the servicer of the Contract, to the extent it has knowledge of the conveyance or proposed conveyance, to exercise or cause to be exercised its rights to accelerate the maturity of the related Contracts through enforcement of due-on-sale clauses, subject to applicable state law. In some cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

In the case of a transfer of a Manufactured Home as to which the master servicer or servicer of the Contract desires to accelerate the maturity of the related Contract, the master servicer’s or servicer’s ability to do so will depend on the enforceability under state law of the due-on-sale clause. The Garn-St Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of due-on-sale clauses applicable to the Manufactured Homes. Consequently, in some cases the master servicer or servicer may be prohibited from enforcing a due-on-sale clause in respect of a Manufactured Home.

Late Payment Charges and Prepayment Restrictions. Notes and mortgages, as well as manufactured housing conditional sales contracts and installment loan agreements, may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower’s payment of prepayment fees or yield maintenance penalties.  In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments or the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid even when the loans expressly provide for the collection of those charges. Although the Parity Act permits the collection of prepayment charges and late fees in connection with some types of eligible loans preempting any contrary state law prohibitions, some states may not recognize the preemptive authority of the Parity Act or have formally opted out of the Parity Act.  As a result, it is possible that prepayment charges and late fees may not be collected even on loans that provide for the payment of those charges unless otherwise specified in the related prospectus supplement.  The master servicer or another entity identified in the accompanying prospectus supplement will be entitled to all prepayment charges and late payment charges received on the loans and those amounts will not be available for payment on the bonds.  The Office of Thrift Supervision (OTS), the agency that administers the Parity Act for unregulated housing creditors, withdrew its favorable Parity Act regulations and Chief Counsel Opinions that previously authorized lenders to charge prepayment charges and late fees in certain circumstances notwithstanding contrary state law, effective with respect to loans originated on or after July 1, 2003.  However, the OTS’s ruling does not retroactively affect loans originated before July 1, 2003.

Subordinate Financing

When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender’s security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

The issuing entity assets may also consist of installment sales contracts. Under an installment contract the seller (referred to in this section as the “lender”) retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the “borrower”) for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the installment contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for the maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

The method of enforcing the rights of the lender under an installment contract varies on a state-by- state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated and the buyer’s equitable interest in the property is forfeited. The lender in this situation is not required to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under these statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the defaulted amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, the lender’s procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Applicability of Usury Laws

Title V provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders after March 31,1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

Title V also provides that, subject to the following conditions, state usury limitations shall not apply to any loan that is secured by a first lien on some kinds of Manufactured Housing. Contracts would be covered if they satisfy conditions including, among other things, terms governing any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit. Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1,1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted this type of law prior to the April 1,1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted, no Contract which imposes finance charges or provides for discount points or charges in excess of permitted levels has been included in the issuing entity.

Usury limits apply to junior mortgage loans in many states. Any applicable usury limits in effect at origination will be reflected in the maximum mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

As indicated above under “The Mortgage Pools—Representations by Sellers,” each Seller of a mortgage loan will have represented that the mortgage loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders historically have been subjected to a variety of restrictions. The restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII. Title VIII provides that, notwithstanding any state law to the contrary, (1) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, (2) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions, and (3) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of the provisions. Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

A number of lawsuits are pending in the United States alleging personal injury from exposure to the chemical formaldehyde, which is present in many building materials, including components of manufactured housing such as plywood flooring and wall paneling. Some of these lawsuits are pending against manufacturers of manufactured housing, suppliers of component parts, and related persons in the distribution process. The depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

Under the FTC Rule, which is described above under “Consumer Protection Laws”, the holder of any Contract secured by a Manufactured Home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related Contract and may be unable to collect amounts still due under the Contract. In the event an obligor is successful in asserting this claim, the related securityholders could suffer a loss if (1) the related Seller fails or cannot be required to repurchase the affected Contract for a breach of representation and warranty and (2) the master servicer, servicer of the Contract or the trustee were unsuccessful in asserting any claim of contribution or subornation on behalf of the securityholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from these manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

Under the terms of the Relief Act, a mortgagor who enters military service after the origination of the mortgagor’s mortgage loan (including a mortgagor who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of the mortgagor’s active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act.  With respect to any mortgage loan subject to the Relief Act with an interest rate in excess of 6% per annum, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the master servicer or servicer to collect full amounts of interest on that mortgage loan. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related mortgage loans, would result in a reduction of the amounts distributable to the holders of the related securities, and would not be covered by advances by the master servicer, any servicer or other entity or by any form of credit enhancement provided in connection with the related series of securities, unless described in the prospectus supplement. In addition, the Relief Act imposes limitations that would impair the ability of the master servicer or servicer to foreclose on an affected single family loan or enforce rights under a Contract during the mortgagor’s period of active duty status, and, under some circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any mortgage loan which goes into default, there may be delays in payment and losses on the related securities in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the mortgage loans resulting from similar legislation or regulations may result in delays in payments or losses to securityholders of the related series.

Certain states have enacted or may enact their own versions of the Relief Act which may provide for more enhanced consumer protection provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of RICO can be seized by the government if the property was used in, or purchased with the proceeds of, these crimes. Under procedures contained in the Crime Control Act, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties “known to have an alleged interest in the property”, including the holders of mortgage loans.

A lender may avoid forfeiture of its interest in the property if it establishes that: (1) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (2) the lender was, at the time of execution of the mortgage, “reasonably without cause to believe” that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Junior Mortgages

Some of the mortgage loans may be secured by mortgages or deeds of trust which are junior to senior mortgages or deeds of trust which are not part of the issuing entity. The rights of the securityholders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, which may extinguish the junior mortgagee’s lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, in some cases, either reinitiates or satisfies the defaulted senior loan or loans. A junior mortgagee may satisfy a defaulted senior loan in full or, in some states, may cure the default and bring the senior loan current thereby reinstating the senior loan, in either event usually adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. Where applicable law or the terms of the senior mortgage or deed of trust do not require notice of default to the junior mortgagee, the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

The standard form of the mortgage or deed of trust used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in the order the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which are prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage.

Negative Amortization Loans

A notable case decided by the United States Court of Appeals, First Circuit, held that state restrictions on the compounding of interest are not preempted by the provisions of the DIDMC and as a result, a mortgage loan that provided for negative amortization violated New Hampshire’s requirement that first mortgage loans provide for computation of interest on a simple interest basis. The holding was limited to the effect of DIDMC on state laws regarding the compounding of interest and the court did not address the applicability of the Parity Act, which authorizes lender to make residential mortgage loans that provide for negative amortization. The First Circuit’s decision is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

FEDERAL INCOME TAX CONSEQUENCES

General

The following discussion is the opinion of Thacher Proffitt & Wood llp, Orrick, Herrington & Sutcliffe LLP and Greenberg Traurig, LLP counsel to the depositor, with respect to the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered securities offered under this prospectus and the prospectus supplement insofar as it relates to matters of law or legal conclusions with respect thereto. This discussion is directed solely to securityholders that hold the securities as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the IRS will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (1) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (2) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers are encouraged to consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed in this prospectus. In addition to the federal income tax consequences described in this prospectus, potential investors are encouraged to consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the securities. See “State and Other Tax Consequences” in this prospectus.

The following discussion addresses securities of four general types:

1.  REMIC Certificates representing interests in an issuing entity, or a portion thereof, that the REMIC Administrator will elect to have treated as one or more REMICs under the REMIC Provisions of the Code,

2.  notes representing indebtedness of an issuing entity as to which no REMIC election will be made,

3.  Grantor Trust Certificates representing interests in a Grantor Trust Fund as to which no REMIC election will be made, and

4.  securities representing an ownership interest in some or all of the assets included in the exchangeable security trust fund for an ES Class.

The prospectus supplement for each series of certificates will indicate whether a REMIC election (or elections) will be made for the related issuing entity and, if this election is to be made, will identify all “regular interests” and “residual interests” in the REMIC. For purposes of this tax discussion, references to a “securityholder,” “certificateholder” or a “holder” are to the beneficial owner of a security or certificate, as the case may be.

The prospectus supplement for each series of securities will indicate which of the foregoing treatments will apply to that series. In addition, if a Partnership Structure is being used, the tax treatment of such structure will be described in the related prospectus supplement.

The following discussion is based in part upon the OID Regulations and in part upon REMIC Regulations. The OID Regulations do not adequately address issues relevant to securities such as the offered securities. In some instances, the OID Regulations provide that they are not applicable to securities such as the offered securities.

REMICS

Classification of REMICS.  On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of REMIC Certificates, any of Thacher Proffitt & Wood llp, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP, as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, for federal income tax purposes, the related issuing entity (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions.

If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for status as a REMIC during any taxable year, the Code provides that the entity will not be treated as a REMIC for that year and thereafter. In that event, the entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC’s income for the period in which the requirements for status as a REMIC are not satisfied. The pooling and servicing agreement with respect to each REMIC will include provisions designed to maintain the related issuing entity’s status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any issuing entity as a REMIC will be inadvertently terminated.

Characterization of Investments in REMIC Certificates.  In general, the REMIC Certificates will be “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying the certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that the certificates are treated as “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be “qualified mortgages” within the meaning of Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC’s assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during the calendar quarter. The REMIC Administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

The assets of the REMIC will include, in addition to mortgage loans, payments on mortgage loans held pending distribution on the REMIC Certificates and any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether the assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the mortgage loans for purposes of all of the Code sections mentioned in the immediately preceding paragraph. In addition, in some instances mortgage loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related prospectus supplement will describe the mortgage loans that may not be so treated. The REMIC Regulations do provide, however, that cash received from payments on mortgage loans held pending distribution is considered part of the mortgage loans for purposes of Section 856(c)(4)(A) of the Code. Furthermore, foreclosure property will qualify as “real estate assets” under Section 856(c)(4)(A) of the Code.

Tiered REMIC Structures. For some series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related issuing entity as REMICs for federal income tax purposes. As to each such series of REMIC Certificates, in the opinion of counsel to the depositor, assuming compliance with all provisions of the related pooling and servicing agreement, each of the REMICs in that issuing entity will qualify as a REMIC and the REMIC Certificates issued by these REMICs will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

Solely for purposes of determining whether the REMIC Certificates will be “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code, and “loans secured by an interest in real property” under Section 7701(a)(19)(C) of the Code, and whether the income on the certificates is interest described in Section 856(c)(3)(B) of the Code, all of the REMICs in that issuing entity will be treated as one REMIC.

Taxation of Owners of REMIC Regular Certificates.

General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

Original Issue Discount. A REMIC Regular Certificate may be issued with “original issue discount” within the meaning of Section 1273(a) of the Code. Any holder of a REMIC Regular Certificate issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the “constant yield” method described below, in advance of the receipt of the cash attributable to that income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and some other debt instruments issued with original issue discount. Regulations have not been issued under that section.

The Code requires that a reasonable prepayment assumption be used with respect to mortgage loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of that discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued.  The Committee Report indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of the REMIC Regular Certificate. The Prepayment Assumption used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters).  If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be the fair market value of that class on the Closing Date.  Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on the certificate other than “qualified stated interest.” “Qualified stated interest” is interest that is unconditionally payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a “qualified floating rate,” an “objective rate,” a combination of a single fixed rate and one or more “qualified floating rates” or one “qualified inverse floating rate,” or a combination of “qualified floating rates” that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of the REMIC Regular Certificates. If the original issue discount rules apply to the certificates in a particular series, the related prospectus supplement will describe the manner in which these rules will be applied with respect to the certificates in that series that bear an adjustable interest rate in preparing information returns to the certificateholders and the IRS.

The first interest payment on a REMIC Regular Certificate may be made more than one month after the date of issuance, which is a period longer than the subsequent monthly intervals between interest payments. Assuming the “accrual period” (as defined below) for original issue discount is each monthly period that ends on the day prior to each distribution date, in some cases, as a consequence of this “long first accrual period,” some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect the accrued interest. In such cases, information returns to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of the REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next distribution date) and that portion of the interest paid on the first distribution date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first distribution date should be included in the stated redemption price of the REMIC Regular Certificate. However, the OID Regulations state that all or some portion of the accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first distribution date.  It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a certificateholder.

Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of a REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the REMIC Regular Certificate, by multiplying (1) the number of complete years (rounding down for partial years) from the issue date until that payment is expected to be made (presumably taking into account the Prepayment Assumption) by (2) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called “teaser” interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of de minimis original issue discount attributable to that certificate and a fraction, the numerator of which is the amount of the principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Market Discount” in this prospectus for a description of this election under the OID Regulations.

If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the “daily portions” of original issue discount for each day during its taxable year on which it held the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

As to each “accrual period,” that is, each period that ends on a date that corresponds to the day prior to each distribution date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during the accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (1) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on the REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (2) the adjusted issue price of the REMIC Regular Certificate at the beginning of the accrual period.  The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption, (2) using a discount rate equal to the original yield to maturity of the certificate and (3) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the certificate will be calculated based on its issue price and assuming that distributions on the certificate will be made in all accrual periods based on the mortgage loans being prepaid at a rate equal to the Prepayment Assumption.  The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of the certificate, increased by the aggregate amount of original issue discount that accrued with respect to the certificate in prior accrual periods, and reduced by the amount of any distributions made on the certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

A subsequent purchaser of a REMIC Regular Certificate that purchases a certificate that is treated as having been issued with original issue discount at a cost (excluding any portion of the cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate. However, each such daily portion will be reduced, if the cost of the certificate is in excess of its “adjusted issue price,” in proportion to the ratio the excess bears to the aggregate original issue discount remaining to be accrued on the REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of the certificate at the beginning of the accrual period which includes that day and (2) the daily portions of original issue discount for all days during the accrual period prior to that day.

Market Discount. A certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a certificateholder generally will be required to allocate the portion of each distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) in income, and to amortize premium, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that the certificateholder acquires during the taxable year of the election or thereafter.  Similarly, a certificateholder that made this election for a certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Premium” below. Each of these elections to accrue interest, discount and premium with respect to a certificate on a constant yield method would be irrevocable, except with the approval of the IRS.

However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if the market discount is less than 0.25% of the remaining stated redemption price of the REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” above. This treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the certificateholder’s option: (1) on the basis of a constant yield method, (2) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (3) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect these regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount.  For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during the taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If a holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of the cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of a REMIC Regular Certificate may elect under Section 171 of the Code to amortize the premium under the constant yield method over the life of the certificate. If made, the election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Market Discount” above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether the certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code. The use of an assumption that there will be no prepayments may be required.

Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and non-corporate holders of the REMIC Regular Certificates that acquire the certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their certificates become wholly or partially worthless as the result of one or more realized losses on the mortgage loans. However, it appears that a non-corporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder’s certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to the certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the mortgage loans or the certificate underlying the REMIC Certificates, as the case may be, until it can be established that the reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by that holder in the period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of this loss or reduction in income.

Taxation of Owners of REMIC Residual Certificates

General.  Although a REMIC is a separate entity for federal income tax purposes, a REMIC generally is not subject to entity-level taxation, except with regard to prohibited transactions and some other transactions. See “—Prohibited Transactions and Other Possible REMIC Taxes” below. Rather, the taxable income or net loss of a REMIC is generally taken into account by the holder of the REMIC Residual Certificates. Accordingly, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that the holder owned the REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a “30 days per month/90 days per quarter/360 days per year” convention unless otherwise disclosed in the related prospectus supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on that day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in “Taxable Income of the REMIC” and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be “portfolio income” for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of “passive losses.”

A holder of a REMIC Residual Certificate that purchased the certificate from a prior holder of that certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds the REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that some modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased the REMIC Residual Certificate from a prior holder of the certificate at a price greater than (or less than) the adjusted basis (as defined below) the REMIC Residual Certificate would have had in the hands of an original holder of the certificate. The REMIC Regulations, however, do not provide for any such modifications.

Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of the REMIC Residual Certificate will be taken into account in determining the income of the holder for federal income tax purposes. Although it appears likely that any of these payments would be includible in income immediately upon its receipt, the IRS might assert that these payments should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of these payments, holders of REMIC Residual Certificates are encouraged to consult their tax advisors concerning the treatment of these payments for income tax purposes.

The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with the income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to “excess inclusions” and “noneconomic” residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by the REMIC Residual Certificateholders for the corresponding period may significantly adversely affect the REMIC Residual Certificateholders’ after-tax rate of return. This disparity between income and distributions may not be offset by corresponding losses or reductions of income attributable to the REMIC Residual Certificateholder until subsequent tax years and, then, may not be completely offset due to changes in the Code, tax rates or character of the income or loss.

Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any income from premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by the prospectus), amortization of any premium on the mortgage loans, bad debt losses with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any offered REMIC Certificates will be determined in the manner described above under “—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount.” The issue price of a REMIC Certificate received in exchange for an interest in the mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of the interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant yield basis. See “—Taxation of Owners of REMIC Regular Certificates” above, which describes a method for accruing discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

A mortgage loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC’s basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on such a mortgage loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of the mortgage loan.

A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under “—Taxation of Owners of REMIC Regular certificates—Original Issue Discount,” except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting “regular interests” in the REMIC not offered by this prospectus) described therein will not apply.

If a class of REMIC Regular Certificates is issued with Issue Premium, the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of that class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely clear, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under “—Taxation of Owners of REMIC Regular certificates—Original Issue Discount.”

As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will betaken into account. See “—Prohibited Transactions and Other Possible REMIC Taxes” below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows these deductions only to the extent they exceed in the aggregate two percent of the taxpayer’s adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See “—Possible Pass-Through of Miscellaneous Itemized Deductions” below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for the REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent the net loss exceeds the REMIC Residual Certificateholder’s adjusted basis in its REMIC Residual Certificate as of the close of the calendar quarter (determined without regard to the net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder’s adjusted basis in the REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate. Holders of REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in the REMIC Residual Certificates will not be sufficiently large that the distributions will be treated as nontaxable returns of capital. Their bases in the REMIC Residual Certificates will initially equal the amount paid for the REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, these bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent the REMIC Residual Certificateholders’ initial bases are less than the distributions to the REMIC Residual Certificateholders, and increases in initial bases either occur after the distributions or (together with their initial bases) are less than the amount of the distributions, gain will be recognized to the REMIC Residual Certificateholders on these distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See “—Sales of REMIC Certificates” below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of the REMIC Residual Certificate to the REMIC Residual Certificateholder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original holder, see “—Taxation of Owners of REMIC Residual Certificates—General” above.

Excess Inclusions. Any “excess inclusions” with respect to a REMIC Residual Certificate will be subject to federal income tax in all events. In general, the “excess inclusions” with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (1) the daily portions of REMIC taxable income allocable to the REMIC Residual Certificate over (2) the sum of the “daily accruals” (as defined below) for each day during the quarter that the REMIC Residual Certificate was held by the REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the “adjusted issue price” of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the “long-term Federal rate” in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to the REMIC Residual Certificate before the beginning of that quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The “long-term Federal rate” is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS. Although it has not done so, the Treasury has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are not considered to have “significant value.”

For REMIC Residual Certificateholders, an excess inclusion (1) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (2) will be treated as “unrelated business taxable income” to an otherwise tax-exempt organization and (3) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, “—Foreign investors in REMIC Certificates,” below.

Furthermore, for purposes of the alternative minimum tax, excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and alternative minimum taxable income may not be less than the taxpayer’s excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer’s income tax to an amount lower than the tentative minimum tax on excess inclusions.

In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of the issuing entity in proportion to the dividends received by the shareholders from the issuing entity, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and cooperatives; the REMIC Regulations currently do not address this subject.

Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of “noneconomic” REMIC Residual Certificates will be disregarded for all federal income tax purposes if “a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.” If the transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the “noneconomic” REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is non-economic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC’s organizational documents, (1) the present value of the expected future distributions (discounted using the “applicable Federal rate” for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related pooling and servicing agreement that are intended to reduce the possibility of any such transfer being disregarded. These restrictions will require each party to a transfer to provide an affidavit that no purpose of the transfer is to impede the assessment or collection of tax, including representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine the transferee’s historic payment of its debts and ability to continue to pay its debts as they come due in the future. The IRS has issued final REMIC regulations that add to the conditions necessary to assure that a transfer of a noneconomic residual interest would be respected. The additional conditions require that in order to qualify as a safe harbor transfer of a residual, the transferee represent that it will not cause the income “to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the transferee or another U.S. taxpayer” and either (i) the amount received by the transferee be no less on a present value basis than the present value of the net tax detriment attributable to holding the residual interest reduced by the present value of the projected payments to be received on the residual interest or (ii) the transfer is to a domestic taxable corporation with specified large amounts of gross and net assets and that meets certain other requirements where agreement is made that all future transfers will be to taxable domestic corporations in transactions that qualify for the same “safe harbor” provision. Eligibility for the safe harbor requires, among other things, that the facts and circumstances known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual interest will not be paid, with an unreasonably low cost for the transfer specifically mentioned as negating eligibility. The regulations generally apply to transfers of residual interests occurring on or after February 4, 2000. Prior to purchasing a REMIC Residual Certificate, prospective purchasers are encouraged to consider the possibility that a purported transfer of the REMIC Residual Certificate by such a purchaser to another purchaser at some future day may be disregarded in accordance with the above described rules which would result in the retention of tax liability by that purchaser.

The related prospectus supplement will disclose whether offered REMIC Residual Certificates may be considered “noneconomic” residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered “noneconomic” will be based upon assumptions, and the depositor will make no representation that a REMIC Residual Certificate will not be considered “noneconomic” for purposes of the above-described rules. See “—Foreign Investors in REMIC Certificates—REMIC Residual Certificates” below for additional restrictions applicable to transfers of REMIC Residual Certificates to foreign persons.

On May 11, 2004, the IRS issued final regulations relating to the federal income tax treatment of “inducement fees” received by transferees of noneconomic REMIC residual interests.  The regulations provide tax accounting rules for the inclusion of such fees in income over an appropriate period, and clarify that inducement fees represent income from sources within the United States. These rules apply to taxable years ending on or after May 11, 2004.  On the same date, the IRS issued administrative guidance addressing the procedures by which transferees of such REMIC residual interests may obtain consent to change the method of accounting for REMIC inducement fee income to one of the methods provided in the regulations. Prospective purchasers of REMIC Residual Certificates are encouraged to consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

Mark-to-Market Rules. In general, all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment, must be marked to market in accordance with the applicable Code provision and the related regulations. However, the IRS has issued regulations which provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate is not treated as a security and thus may not be marked to market.

Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Except as stated in the related prospectus supplement, these fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a “pass-through entity” beneficially owned by one or more individuals, estates or trusts, (1) an amount equal to the individual’s, estate’s or trust’s share of the fees and expenses will be added to the gross income of the holder and (2) the individual’s, estate’s or trust’s share of the fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits these deductions only to the extent they exceed in the aggregate two percent of taxpayer’s adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a “pass-through entity” beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for the holder’s allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of the fees and other deductions will be included in the holder’s gross income. Accordingly, these REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Prospective investors are encouraged to consult with their tax advisors prior to making an investment in the certificates.

Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate.  The adjusted basis of a REMIC Regular Certificate generally will equal the cost of the REMIC Regular Certificate to the certificateholder, increased by income reported by the certificateholder with respect to the REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on the REMIC Regular Certificate received by the certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under “—Taxation of Owners of REMIC Residual Certificates—Basis Rules, Net Losses and Distributions” in this prospectus.  Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided the REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code.

Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent the gain does not exceed the excess, if any, of (1) the amount that would have been includible in the seller’s income with respect to the REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the “applicable Federal rate” (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the Prepayment Assumption applicable to the certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of the REMIC Regular Certificate, over (2) the amount of ordinary income actually includible in the seller’s income prior to the sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the REMIC Certificate was held by the holder, reduced by any market discount included in income under the rules described above under “—Taxation of Owners of REMIC Regular Certificates—Market Discount” and”—Premium.”

REMIC Certificates will be “evidences of indebtedness” within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which this section applies will be ordinary income or loss.

A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that the certificate is held as part of a “conversion transaction” within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate “applicable Federal rate” (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a “taxable mortgage pool” (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of the sale, such sale will be subject to the “wash sale” rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to the REMIC Residual Certificateholder’s adjusted basis in the newly-acquired asset.

Losses on the sale of a REMIC Residual Certificate in excess of a threshold amount (which amount could need to be aggregated with similar or previous losses) may require disclosure of such loss on an IRS Form 8886.  Investors are encouraged to consult with their tax advisors as to the need to file such form.

Prohibited Transactions and Other Possible REMIC Taxes. In the event a REMIC engages in a prohibited transaction, the Code imposes a 100% tax on the income derived by the REMIC from the prohibited transaction. In general, subject to specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the REMIC Certificates.  It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

In addition, a contribution to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition on the REMIC of a tax equal to 100% of the value of the contributed property. Each pooling and servicing agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

REMICs also are subject to federal income tax at the highest corporate rate on “net income from foreclosure property,” determined by reference to the rules applicable to real estate investment trusts. “Net income from foreclosure property” generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.  It is not anticipated that any REMIC will recognize “net income from foreclosure property” subject to federal income tax.

To the extent permitted by then applicable laws, any tax resulting from a prohibited transaction, tax resulting from a contribution made after the Closing Date, tax on “net income from foreclosure property” or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related master servicer or trustee in either case out of its own funds, provided that the master servicer or the trustee, as the case may be, has sufficient assets to do so, and provided further that the tax arises out of a breach of the master servicer’s or the trustee’s obligations, as the case may be, under the related pooling and servicing agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the master servicer or the trustee will be charged against the related issuing entity resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a “disqualified organization” (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (1) the present value (discounted using the “applicable Federal rate” for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to the REMIC Residual Certificate for periods after the transfer and (2) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of the transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC’s organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where the transfer is through an agent for a disqualified organization, the tax would instead be imposed on the agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for the tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (1) residual interests in the entity are not held by disqualified organizations and (2) information necessary for the application of the tax described in this prospectus will be made available. Restrictions on the transfer of REMIC Residual Certificates and other provisions that are intended to meet this requirement will be included in the pooling and servicing agreement, and will be discussed more fully in any prospectus supplement relating to the offering of any REMIC Residual Certificate.

In addition, if a “pass-through entity” (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in the entity, then a tax will be imposed on the entity equal to the product of (1) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by the disqualified organization and (2) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in the pass-through entity furnishes to the pass-through entity (1) the holder’s social security number and a statement under penalties of perjury that the social security number is that of the recordholder or (2) a statement under penalties of perjury that the record holder is not a disqualified organization. For taxable years beginning after December 31,1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an “electing large partnership,” all interests in the partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

For these purposes, a “disqualified organization” means:

1.  the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac),

2.  any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code,

3.  any organization described in Section 1381(a)(2)(C) of the Code, or

4.  an electing large partnership within the meaning of Section 775 of the Code.

For these purposes, a “pass-through entity” means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment in respect of the mortgage loans or upon a sale of the REMIC’s assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on the REMIC Residual Certificate is less than the REMIC Residual Certificateholder’s adjusted basis in the certificate, the REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. The REMIC Administrator (or other party described in the related prospectus supplement) will file REMIC federal income tax returns on behalf of the related REMIC, and under the terms of the related Agreement will either (1) be irrevocably appointed by the holders of the largest percentage interest in the related REMIC Residual Certificates as their agent to perform all of the duties of the “tax matters person” with respect to the REMIC in all respects or (2) will be designated as and will act as the “tax matters person” with respect to the related REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

The REMIC Administrator, as the tax matters person or as agent for the tax matters person, subject to notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC’s classification. REMIC Residual Certificateholders generally will be required to report these REMIC items consistently with their treatment on the REMIC’s tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as either tax matters person or as agent for the tax matters person, and the IRS concerning any such REMIC item.  Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC’s tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder’s return. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and some other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose the information to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC’s assets will be made as required under the Treasury regulations, generally on a quarterly basis.

As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period.  In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder’s purchase price that the REMIC may not have, Treasury regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See “REMICS—Taxation of Owners of REMIC Regular certificates—Market Discount” in this prospectus.

The responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator or other party designated in the related prospectus supplement.

Backup Withholding With Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the “backup withholding tax” under Section 3406 of the Code if recipients of the payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the backup withholding tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient’s federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a United States person and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is not a United States person and providing the name and address of the certificateholder. This statement is generally made on IRS Form W-8BEN and must be updated whenever required information has changed or within 3 calendar years after the statement is first delivered. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

In addition, in certain circumstances the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on the United States shareholder’s allocable portion of the interest income received by the controlled foreign corporation.

Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non- resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals are encouraged to consult their tax advisors concerning this question.

Except as stated in the related prospectus supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related pooling and servicing agreement.

Notes

On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of notes, any of Thacher Proffitt & Wood llp, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion to the effect that, assuming compliance with all provisions of the indenture, owner trust agreement and other related documents, for federal income tax purposes (1) the notes will be treated as indebtedness and (2) the Issuing Entity, as created pursuant to the terms and conditions of the owner trust agreement, will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool. For purposes of this tax discussion, references to a “noteholder” or a “holder” are to the beneficial owner of a note.

Status as Real Property Loans

Notes held by a domestic building and loan association will not constitute “loans . . . secured by an interest in real property” within the meaning of Code section 7701(a)(19)(C)(v); notes held by a real estate investment trust will not constitute “real estate assets” within the meaning of Code section 856(c)(4)(A), and interest on notes will not be considered “interest on obligations secured by mortgages on real property” within the meaning of Code section 856(c)(3)(B).

Taxation of Noteholders

Notes generally will be subject to the same rules of taxation as REMIC Regular Certificates issued by a REMIC, as described above, except that (1) income reportable on any notes issued without original issue discount is not required to be reported under the accrual method unless the holder otherwise uses the accrual method and (2) the special rule treating a portion of the gain on sale or exchange of a REMIC Regular Certificate that does not exceed a specified amount as ordinary income is inapplicable to the notes. See “REMICS—Taxation of Owners of REMIC Regular Certificates” and “—Sales of REMIC Certificates” in this prospectus.

Grantor Trust Funds

Classification of Grantor Trust Funds. On or prior to the date of the related prospectus supplement with respect to the proposed issuance of each series of Grantor Trust Certificates, any of Thacher Proffitt & Wood llp, Orrick, Herrington & Sutcliffe LLP or Greenberg Traurig LLP, as counsel to the depositor, or another law firm identified in the related prospectus supplement, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an association taxable as a corporation.

Characterization of Investments in Grantor Trust Certificates.

Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, except as disclosed in the related prospectus supplement, counsel to the depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (1) “loans . . . secured by an interest in real property” within the meaning of Section 7701(a)(19)(C)(v) of the Code; (2) “obligation[s] (including any participation or Certificate of beneficial ownership therein) which [are] principally secured by an interest in real property” within the meaning of Section 860G(a)(3) of the Code; and (3) “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code. In addition, counsel to the depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered “interest on obligations secured by mortgages on real property or on interests in real property” within the meaning of Section 856(c)(3)(B) of the Code.

Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of mortgage loans that are “loans . . . secured by an interest in real property” within the meaning of Section 7701(a)(19)(C)(v) of the Code, and “real estate assets” within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is “interest on obligations secured by mortgages on real property” within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.  However, the policies underlying these sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that this characterization is appropriate. Counsel to the depositor will not deliver any opinion on these questions. Prospective purchasers to which the characterization of an investment in Grantor Trust Strip Certificates is material are encouraged to consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

The Grantor Trust Strip Certificates will be “obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property” within the meaning of Section 860G(a)(3)(A) of the Code.

Taxation of Owners of Grantor Trust Fractional Interest Certificates.  Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the mortgage loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the mortgage loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through some pass-through entities will be allowed a deduction for the reasonable servicing fees and expenses only to the extent that the aggregate of the holder’s miscellaneous itemized deductions exceeds two percent of the holder’s adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the amount or (2) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining the holder’s alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, the fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and certificateholders on a method that allocates the expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the “stripped bond” rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (1) a class of Grantor Trust Strip Certificates is issued as part of the same series of certificates or (2) the depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on the mortgage loans. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established “safe harbors.” The servicing fees paid with respect to the mortgage loans for a series of Grantor Trust Certificates may be higher than the “safe harbors” and, accordingly, may not constitute reasonable servicing compensation. The related prospectus supplement will include information regarding servicing fees paid to the master servicer, any subservicer or their respective affiliates necessary to determine whether the preceding “safe harbor” rules apply.

If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with “original issue discount” within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of some stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See “REMICS—Taxation of Owners of Grantor Trust Fractional Interest Certificates—Market Discount” below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on the certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of the certificate’s stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by the purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on the certificate, other than “qualified stated interest,” if any, as well as the certificate’s share of reasonable servicing fees and other expenses. See “REMICS—Taxation of Owners of Grantor Trust Fractional Interest Certificates—If Stripped Bond Rules Do Not Apply” in this prospectus for a definition of “qualified stated interest.” In general, the amount of the income that accrues in any month would equal the product of the holder’s adjusted basis in the Grantor Trust Fractional Interest Certificate at the beginning of the month (see “Sales of Grantor Trust Certificates” in this prospectus) and the yield of the Grantor Trust Fractional Interest Certificate to the holder. This yield would be computed at the rate (compounded based on the regular interval between distribution dates) that, if used to discount the holder’s share of future payments on the mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. In computing yield under the stripped bond rules, a certificateholder’s share of future payments on the mortgage loans will not include any payments made in respect of any ownership interest in the mortgage loans retained by the depositor, the master servicer, any subservicer or their respective affiliates, but will include the certificateholder’s share of any reasonable servicing fees and other expenses.

To the extent the Grantor Trust Fractional Interest Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, for taxable years beginning after August 5, 1997, Section 1272(a)(6) of the Code requires (1) the use of a reasonable prepayment assumption in accruing original issue discount and (2) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.  It is uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates and, in particular, whether a prepayment assumption should be used in reporting original issue discount.

In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the mortgage loans allocable to the certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income.  In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than the principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate, respectively, the reporting of income.

If a prepayment assumption is not used, then when a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the certificateholder’s interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment.  Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” in this prospectus. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

It is currently intended to base information reports or returns to the IRS and certificateholders in transactions subject to the stripped bond rules on a Prepayment Assumption that will be disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or any other rate and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

Under Treasury regulation Section 1.1286-1, some stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original issue discount (or only a de minimis amount of original issue discount) or (2) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage loans, the related prospectus supplement will disclose that fact.  If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the mortgage loans, then that original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in “Characteristics of Investments in Grantor Trust Certificates—If Stripped Bond Rules Do Not Apply” and”—Market Discount” below.

If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the certificateholder will be required to report its share of the interest income on the mortgage loans in accordance with the certificateholder’s normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

The original issue discount, if any, on the mortgage loans will equal the difference between the stated redemption price of the mortgage loans and their issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on the mortgage loan other than “qualified stated interest.” “Qualified stated interest” is interest that is unconditionally payable at least annually at a single fixed rate, or at a “qualified floating rate,” an “objective rate,” a combination of a single fixed rate and one or more “qualified floating rates” or one “qualified inverse floating rate,” or a combination of “qualified floating rates” that does not operate in a manner that accelerates or defers interest payments on the mortgage loan. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan, less any “points” paid by the borrower, and the stated redemption price of a mortgage loan will equal its principal amount, unless the mortgage loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test described in the REMIC discussion. See “—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” above.

In the case of mortgage loans bearing adjustable or variable interest rates, the related prospectus supplement will describe the manner in which the rules will be applied with respect to those mortgage loans by the master servicer or the trustee in preparing information returns to the certificateholders and the IRS.

If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based on a constant yield. Section 1272(a)(6) of the Code requires that a prepayment assumption be made in computing yield with respect to any pool of debt instruments the yield on which may be affected by reason of prepayments. Accordingly, for certificates or notes backed by these pools, it is intended to base information reports and returns to the IRS and certificateholders for taxable years beginning after August 5, 1997, on the use of a prepayment assumption.  Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related prospectus supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to mortgage loans in the series.

A purchaser of a Grantor Trust Fractional Interest Certificate that purchases the Grantor Trust Fractional Interest Certificate at a cost less than the certificate’s allocable portion of the aggregate remaining stated redemption price of the mortgage loans held in the related issuing entity will also be required to include in gross income the certificate’s daily portions of any original issue discount with respect to the mortgage loans. However, each such daily portion will be reduced, if the cost of the Grantor Trust Fractional Interest Certificate to the purchaser is in excess of the certificate’s allocable portion of the aggregate “adjusted issue prices” of the mortgage loans held in the related issuing entity, approximately in proportion to the ratio the excess bears to the certificate’s allocable portion of the aggregate original issue discount remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage loan on any given day equals the sum of (1) the adjusted issue price (or, in the case of the first accrual period, the issue price) of the mortgage loan at the beginning of the accrual period that includes the day and (2) the daily portions of original issue discount for all days during the accrual period prior to the day. The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal the issue price of the mortgage loan, increased by the aggregate amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

In addition to its regular reports, the master servicer or the trustee, except as provided in the related prospectus supplement, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as the holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See “Grantor Trust Reporting” below.

Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a mortgage loan is considered to have been purchased at a “market discount,” that is, in the case of a mortgage loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a mortgage loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of the discount that has accrued (under the rules described in the next paragraph) through the month that has not previously been included in income, but limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by the issuing entity in that month. A certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the certificate to the holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in “—Taxation of Owners of REMIC Regular Certificates—Market Discount” above.

Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment.  Until such time as regulations are issued by the Treasury Department, some rules described in the Committee Report will apply. Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the certificateholder’s option: (1) on the basis of a constant yield method, (2) in the case of a mortgage loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the mortgage loan as of the beginning of the accrual period, or (3) in the case of a mortgage loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of the discount income.

Because the mortgage loans will provide for periodic payments of stated redemption price, the market discount may be required to be included in income at a rate that is not significantly slower than the rate at which the discount would be included in income if it were original issue discount.

Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described above in “—REMICs—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount” with the exception that it is less likely that a prepayment assumption will be used for purposes of these rules with respect to the mortgage loans.

Further, under the rules described in “—REMICs—Taxation of Owners of REMIC Regular Certificates—Market Discount,” above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, that is, at a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the mortgage loan and be allowed as a deduction as these payments are made (or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due).

It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a mortgage loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment assumption is used to amortize premium, it appears that such a loss would be unavailable.  Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See “REMICS—Taxation of Owners of REMIC Regular Certificates—Original Issue discount” in this prospectus.  It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

Taxation of Owners of Grantor Trust Strip Certificates. The “stripped coupon” rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in “Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply,” no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates are encouraged to consult their own tax advisors concerning the method to be used in reporting income or loss with respect to the certificates.

The OID Regulations do not apply to “stripped coupons,” although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under “—Possible Application of Contingent Payment Rules” and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of the holder’s adjusted basis in the Grantor Trust Strip Certificate at the beginning of that month and the yield of the Grantor Trust Strip Certificate to the holder. The yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the mortgage loans. See “Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply” above.

As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to some categories of debt instruments, and that adjustments be made in the amount and rate of accrual of the discount when prepayments do not conform to the prepayment assumption. To the extent the Grantor Trust Strip Certificates represent an interest in any pool of debt instruments the yield on which may be affected by reason of prepayments, those provisions will apply to the Grantor Trust Strip Certificates for taxable years beginning after August 5, 1997. It is uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. It currently is intended to base information returns or reports to the IRS and certificateholders on the Prepayment Assumption disclosed in the related prospectus supplement and on a constant yield computed using a representative initial offering price for each class of certificates. However, none of the depositor, the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate, and certificateholders should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates are encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.

It is unclear under what circumstances, if any, the prepayment of a mortgage loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment, except possibly if prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete mortgage loans, or if the Prepayment Assumption is not used, then when a mortgage loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to the mortgage loan.

Possible Application of Contingent Payment Rules. The coupon stripping rules’ general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Regulations were promulgated on June 14, 1996, regarding contingent payment debt instruments (the “Contingent Payment Regulations”), but it appears that Grantor Trust Strip Certificates, to the extent subject to Section 1272(a)(6) of the Code, as described above, or due to their similarity to other mortgage-backed securities(such as REMIC regular interests and debt instruments subject to Section 1272(a)(6) of the Code) that are expressly excepted from the application of the Contingent Payment Regulations, are or may be excepted from these regulations. Like the OID Regulations, the Contingent Payment Regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

If the contingent payment rules under the Contingent Payment Regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply the “noncontingent bond method.” Under the “noncontingent bond method,” the issuing entity of a Grantor Trust Strip Certificate determines a projected payment schedule on which interest will accrue. Holders of Grantor Trust Strip Certificates are bound by the issuing entity’s projected payment schedule. The projected payment schedule consists of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment is determined so that the projected payment schedule reflects the projected yield. The projected amount of each payment must reasonably reflect the relative expected values of the payments to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above is a reasonable rate, not less than the “applicable Federal rate” that, as of the issue date, reflects general market conditions, the credit quality of the Depositor, and the terms and conditions of the mortgage loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, the income any variation between the payment actually received in that month and the payment originally projected to be made in that month.

Assuming that a prepayment assumption were used, if the Contingent Payment Regulations or their principles were applied to Grantor Trust Strip Certificates, the amount of income reported with respect thereto would be substantially similar to that described under “Taxation of Owners of Grantor Trust Strip Certificates” in this prospectus. Certificateholders are encouraged to consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

Sales of Grantor Trust Certificates. Any gain or loss equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on the sale or exchange of a Grantor Trust Certificate by an investor who holds the Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the Grantor Trust Certificate.

Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a “conversion transaction” within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer’s return is attributable to the time value of the taxpayer’s net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer’s net investment at 120% of the appropriate “applicable Federal rate” (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer’s net investment income.

Grantor Trust Reporting. The master servicer or the trustee will furnish to each holder of a Grantor Trust Fractional Interest Certificate with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying mortgage loans and to interest thereon at the related pass-through rate. In addition, the master servicer or the trustee will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was a holder at any time during that year, information regarding the amount of servicing compensation received by the master servicer and subservicer (if any) and any other customary factual information as the master servicer or the trustee deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the issuing entity’s information reports of these items of income and expense. Moreover, these information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

Except as disclosed in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the master servicer or the trustee.

Backup Withholding. In general, the rules described in “—REMICS—Backup Withholding with Respect to REMIC Certificates” in this prospectus will also apply to Grantor Trust Certificates.

Foreign Investors. In general, the discussion with respect to REMIC Regular certificates in “REMICS—Foreign Investors in REMIC Certificates” in this prospectus applies to Grantor Trust Certificates except that Grantor Trust Certificates will, except as disclosed in the related prospectus supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a certificateholder’s trade or business in the United States, the Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

Taxation of Classes of Exchangeable Securities

General

The arrangement pursuant to which the ES Classes of a series are created, sold and administered will be classified as a grantor trust under subpart E, part I of subchapter J of the Code.  The interests in the classes of securities that have been exchanged for ES Classes will be the assets of the exchangeable security trust fund, and the ES Classes represent beneficial ownership of these interests in the classes of securities.

Tax Status

The ES Classes will represent “real estate assets” within the meaning of Code Section 856(c)(4)(A) and assets described in Section 7701(a)(19)(C) of the Code, and original issue discount and interest accruing on ES Classes will represent “interest on obligations secured by mortgages on real property” within the meaning of Section 856(c)(3)(B) of the Code, in each case, to the extent the securities or income on the securities would be qualifying if held directly (although the matter is not entirely clear for Strips, defined below). ES Classes will be “qualified mortgages” under Section 860G(a) (3) of the Code for a REMIC to the extent the securities the interest in which is represented by such classes would be qualifying if held directly.

Tax Accounting for Exchangeable Securities

An ES Class represents beneficial ownership of an interest in one or more classes of securities on deposit in an exchangeable security trust fund, as specified in the applicable prospectus supplement.  If it represents an interest in more than one class of securities, a purchaser must allocate its basis in the ES Class among the interests in the classes of securities in accordance with their relative fair market values as of the time of acquisition.  Similarly, on the sale of such an ES Class, the holder must allocate the amount received on the sale among the interests in the classes of securities in accordance with their relative fair market values as of the time of sale.

The holder of an ES Class must account separately for each interest in a class of securities (there may be only one such interest).  Where the interest represents a pro rata portion of a class of securities that are REMIC regular securities, the holder of the ES Class should account for such interest as described under “REMICS—Taxation of Owners of REMIC Regular Certificates” above.  Where the interest represents beneficial ownership of a disproportionate part of the principal and interest payments on a class of securities (a “Strip”), the holder is treated as owning, pursuant to Section 1286 of the Code, “stripped bonds” to the extent of its share of principal payments and “stripped coupons” to the extent of its share of interest payments on such class of securities.  We intend to treat each Strip as a single debt instrument for purposes of information reporting.  The IRS, however, could take a different position.  For example, the IRS could contend that a Strip should be treated as a pro rata part of the class of securities to the extent that the Strip represents a pro rata portion thereof, and “stripped bonds” or “stripped coupons” with respect to the remainder.  An investor is encouraged to consult its tax advisor regarding this matter.

A holder of an ES Class should calculate original issue discount with respect to each Strip and include it in ordinary income as it accrues, which may be before the receipt of cash attributable to such income, in accordance with a constant interest method that takes into account the compounding of interest.  The holder should determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments projected using a prepayment assumption, and then make periodic adjustments to take into account actual prepayment experience.  With respect to a particular holder, Treasury regulations do not address whether the prepayment assumption used to calculate original issue discount would be determined at the time of purchase of the Strip or would be the original prepayment assumption with respect to the related class of securities.  Further, if the related class of securities is subject to redemption as described in the applicable prospectus supplement, Treasury regulations do not address the extent to which such prepayment assumption should take into account the possibility of the retirement of the Strip concurrently with the redemption of such class of securities.  An investor is encouraged to consult its tax advisor regarding these matters. For purposes of information reporting relating to original issue discount, the original yield to maturity of the Strip, determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

If original issue discount accruing with respect to a Strip, computed as described above, is negative for any period, the holder may be entitled to offset such amount only against future positive original issue discount accruing from such Strip (or possibly also against original issue discount from prior periods).  We intend to report by offsetting negative OID accruals only against future positive accruals of OID.  Although not entirely free from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which the holder is entitled with respect to such Strip, assuming no further prepayments of the Mortgages (or, perhaps, assuming prepayments at a rate equal to the prepayment assumption).  Although the issue is not free from doubt, all or a portion of such loss may be treated as a capital loss if the Strip is a capital asset in the hands of the holder.

A holder realizes gain or loss on the sale of a Strip in an amount equal to the difference between the amount realized and its adjusted basis in such Strip.  The holder’s adjusted basis generally is equal to the holder’s allocated cost of the Strip, increased by income previously included, and reduced (but not below zero) by distributions previously received.  Except as described below, any gain or loss on such sale generally is capital gain or loss if the holder has held its interest as a capital asset and is long-term if the interest has been held for the long-term capital gain holding period (more than one year).  Such gain or loss will be ordinary income or loss (1) for a bank or thrift institution or (2) if the securities are REMIC regular securities to the extent income recognized by the holder is less than the income that would have been recognized if the yield on such interest were 110% of the applicable federal rate under Section 1274(d) of the Code.

If a holder exchanges a single ES Class, an “Exchanged ES Class”, for several ES Classes, each, a “Received ES Class,” and then sells one of the Received ES Classes, the sale may be subject the investor to the coupon stripping rules of Section 1286 of the Code.  The holder must allocate its basis in the Exchanged ES Class between the part of such class underlying the Received ES Class that was sold and the part of the Exchanged ES Class underlying the Received ES Classes that were retained, in proportion to their relative fair market values as of the date of such sale. The holder is treated as purchasing the interest retained for the amount of basis allocated to such interest.  The holder must calculate original issue discount with respect to the retained interest as described above.

Although the matter is not free from doubt, a holder that acquires in one transaction a combination of ES Classes that may be exchanged for a single ES Class that is identical to a class of securities that is on deposit in the related exchangeable security trust fund should be treated as owning the relevant class of securities.

Exchanges of Exchangeable Securities

An exchange of an interest in one or more ES Classes for an interest in one or more other related ES Classes that are part of the same combination, or vice versa, will not be a taxable exchange.  After the exchange, the holder is treated as continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

Tax Treatment of Foreign Investors

A foreign holder of an ES Class is subject to taxation in the same manner as foreign holders of REMIC Regular Certificates.  Such manner of taxation is discussed under the heading in this prospectus “—REMICS —Foreign Investors in REMIC Certificates.”

Backup Withholding

A holder of an ES Class is subject to backup withholding rules similar to those applicable to REMIC Regular Certificates.  Such manner of taxation is discussed under the heading in this prospectus “—REMICS —Backup Withholding With Respect to REMIC Certificates.”

Reporting and Administrative Matters

Reports will be made to the IRS and to holders of record of ES Classes that are not excepted from the reporting requirements.

Callable Classes

The tax consequences of holding or selling a Callable Class will be discussed in the related Prospectus Supplement.

PENALTY AVOIDANCE

The summary of tax considerations contained in this prospectus was written to support the promotion and marketing of the securities, and was not intended or written to be used, and cannot be used, by a taxpayer for the purpose of avoiding United States Federal income tax penalties that may be imposed. Each taxpayer is encouraged to seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

STATE AND OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described in this prospectus in “Federal Income Tax Consequences”, potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the securities offered under this prospectus and the prospectus supplement. State and local law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors are encouraged to consult their own tax advisors with respect to the various state and other tax consequences of investments in the securities offered under this prospectus and the prospectus supplement.

ERISA CONSIDERATIONS

Sections 404 and 406 of ERISA impose fiduciary and prohibited transaction restrictions on ERISA Plans and on various other retirement plans and arrangements, including bank collective investment funds and insurance company general and separate accounts in which ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on Tax Favored Plans. ERISA and the Code prohibit a broad range of transactions involving assets of Plans and persons having obtained certain relationships to a Plan, called “Parties in Interest”, unless a statutory or administrative exemption is available with respect to any such transaction.

Some employee benefit plans, including governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to the ERISA requirements. Accordingly, assets of these plans may be invested in the securities without regard to the ERISA considerations described below, subject to the provisions of other applicable federal, state and local law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

ERISA generally imposes on Plan fiduciaries general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan=s investments be made for the exclusive benefit of Plan participants and their beneficiaries and in accordance with the documents governing the Plan. Any person who has discretionary authority or control with respect to the management or disposition of a Plan’s assets, or Plan Assets, and any person who provides investment advice with respect to Plan Assets for a fee is a fiduciary of the investing Plan. If the mortgage loans and other assets included in the issuing entity were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan “fiduciary,” and thus subject to the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, the acquisition or holding of securities by or on behalf of a Plan or with Plan Assets, as well as the operation of the issuing entity, may constitute or involve a prohibited transaction under ERISA and the Code unless a statutory or administrative exemption is available. Further, ERISA and the Code prohibit a broad range of transactions involving Plan Assets and persons, called Parties in Interest unless a statutory or administrative exemption is available. Some Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed under Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any transaction of this sort.

Some transactions involving the issuing entity might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Plan that purchases the securities, if the mortgage loans and other assets included in a issuing entity are deemed to be assets of the Plan. The DOL has promulgated the DOL Regulations concerning whether or not Plan Assets of a Plan would be deemed to include an interest in the underlying assets of an entity, including an issuing entity, for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code. Under the DOL Regulations, generally, when a Plan acquires an “equity interest” in another entity (such as the issuing entity), the underlying assets of that entity may be considered to be Plan Assets unless an exception applies. Exceptions contained in the DOL Regulations provide that a Plan=s assets will not include an undivided interest in each asset of an entity in which the Plan makes an equity investment if: (1) the entity is an operating company; (2) the equity investment made by the Plan is either a “publicly-offered security” that is “widely held,” both as defined in the DOL Regulations, or a security issued by an investment company registered under the Investment Company Act of 1940, as amended; or (3) Benefit Plan Investors do not own 25% or more in value of any class of equity securities issued by the entity. In addition, the DOL Regulations provide that the term “equity interest” means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no “substantial equity features.” Under the DOL Regulations, Plan Assets will be deemed to include an interest in the instrument evidencing the equity interest of a Plan (such as a security with “substantial equity features”), and, because of the factual nature of some of the rules set forth in the DOL Regulations, Plan Assets may be deemed to include an interest in the underlying assets of the entity in which a Plan acquires an interest (such as the issuing entity). Without regard to whether the securities are characterized as equity interests, the purchase, sale and holding of securities by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the Issuing Entity, the trustee or any of their respective affiliates is or becomes a Party in Interest with respect to the Plan.  The depositor, Bear, Stearns & Co. Inc., the master servicer or other servicer, any pool insurer, any special hazard insurer, the trustee, and certain of their affiliates might be considered Parties in Interest with respect to a Plan.  If so, the acquisition, holding or disposition of securities by or on behalf of such Plan could be considered to give rise to a “prohibited transaction” within the meaning of ERISA and the Code unless an exemption is available. Neither Plans nor persons investing Plan Assets should acquire or hold securities in reliance upon the availability of any exception under the DOL Regulations.

Class and Statutory Exemptions

The DOL has issued Prohibited Transaction Class Exemptions (“PTCEs”) which provide exemptive relief to parties to any transaction which satisfies the conditions of the exemption.  A partial listing of the PTCEs which may be available for investments in securities follows.  In addition, the Pension Protection Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code from certain prohibited transactions between an ERISA plan, Keogh plan, IRA or related investment vehicle and a person or entity that is a Party in Interest to such Plan solely by reason of providing services to such plan or entity (other than a Party in Interest that is a fiduciary, or its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the plan or entity involved in the transaction), provided that there is adequate consideration for the transaction.  Each of these exemptions is available only if specified conditions are satisfied and may provide relief for some, but not all, of the prohibited transactions that a particular transaction may cause.  The prospectus supplement for a particular offering of securities may tell you whether the securities themselves satisfy the conditions of these exemptions.  You are encouraged to consult with your advisors regarding the specific scope, terms and conditions of an exemption as it applies to you, as an investor, before relying on that exemption’s availability.

Class exemptions for purchases and sales of securities.

The following exemptions may apply to a purchase or sale of securities between a Plan, on the one hand, and a Party in Interest, on the other hand:

•	PTCE 84-14, which exempts certain transactions approved on behalf of the Plan by independent qualified professional asset managers.

•	PTCE 86-128, which exempts certain transactions between a Plan and certain broker-dealers.

•	PTCE 90-1, which exempts certain transactions entered into by insurance company pooled separate accounts in which Plans have made investments.

•	PTCE 91-38, which exempts certain transactions entered into by bank collective investment funds in which Plans have made investments.

•	PTCE 96-23, which exempts certain transactions approved on behalf of a Plan by certain in-house investment managers.

These exemptions do not expressly address prohibited transactions that might result from transactions incidental to the operation of a trust.  The issuing entity cannot assure you that a purchase or sale of securities in reliance on one of these exemptions will not give rise to indirect, non-exempt prohibited transactions.

Class exemptions for purchases and sales of securities and transactions incidental to the operation of the Issuing Entity.

The following exemptions may apply to a purchase or sale of securities between a Plan, on the one hand, and a Party in Interest, on the other hand, and may also apply to prohibited transactions that may result from transactions incident to the operation of the Issuing Entity:

•	PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

•
PTCE 83-1, which exempts certain transactions involving the purchase of pass-through certificates in mortgage pool investment trusts from, and the sale of such certificates to, the pool sponsor, as well as transactions in connection with the servicing and operation of the pool.

Prohibited Transaction Class Exemption 83-1. The U.S. Department of Labor has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 (“PTCE 83-1”), which, under certain conditions, exempts from the application of the prohibited transaction rules of ERISA and the excise tax provisions of Section 4975 of the Code transactions involving a Plan in connection with the operation of a “mortgage pool” and the purchase, sale and holding of “mortgage pool pass-through certificates.” A “mortgage pool” is defined as an investment pool, consisting solely of interest bearing obligations secured by first or second mortgages or deeds of trust on single-family residential property, property acquired in foreclosure and undistributed cash. A “mortgage pool pass-through certificate” is defined as a certificate which represents a beneficial undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the mortgage loans.

For the exemption to apply, PTCE 83-1 requires that:

•
the depositor and the trustee maintain a system of insurance or other protection for the mortgage loans and the property securing such mortgage loans, and for indemnifying holders of certificates against reductions in pass-through payments due to defaults in loan payments or property damage in an amount at least equal to the greater of 1% of the aggregate principal balance of the mortgage loans, or 1% of the principal balance of the largest covered pooled mortgage loan;

•	the trustee may not be an affiliate of the depositor;

•
and the payments made and retained by the depositor in connection with the issuing entity, together with all funds inuring to the depositor’s benefit for administering the issuing entity, represent no more than “adequate consideration” for selling the mortgage loans, plus reasonable compensation for services provided to the issuing entity.

In addition, if it is applicable, PTCE 83-1 exempts the initial sale of certificates to a Plan with respect to which the depositor, the special hazard insurer, the pool insurer, the master servicer, or other servicer, or the trustee are or is a party in interest if the Plan does not pay more than fair market value for such certificate and the rights and interests evidenced by such certificate are not subordinated to the rights and interests evidenced by other certificates of the same pool. PTCE 83-1 also exempts from the prohibited transaction rules any transactions in connection with the servicing and operation of the mortgage pool, provided that any payments made to the master servicer in connection with the servicing of the issuing entity are made in accordance with a binding agreement, copies of which must be made available to prospective investors.

In the case of any Plan with respect to which the depositor, the master servicer, the special hazard insurer, the pool insurer, or the trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:

•	the initial sale, exchange or transfer of certificates is expressly approved by an independent fiduciary who has authority to manage and control those plan assets being invested in certificates;

•	the Plan pays no more for the certificates than would be paid in an arm’s length transaction;

•	no investment management, advisory or underwriting fee, sale commission, or similar compensation is paid to the depositor with regard to the sale, exchange or transfer of certificates to the Plan;

•	the total value of the certificates purchased by such Plan does not exceed 25% of the amount issued; and

•	at least 50% of the aggregate amount of certificates is acquired by persons independent of the depositor, the trustee, the master servicer, and the special hazard insurer or pool insurer.

Before purchasing certificates, a fiduciary of a Plan should confirm that the issuing entity is a “mortgage pool,” that the certificates constitute “mortgage pool pass-through certificates,” and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any certificates on behalf of a Plan.

Underwriter Exemption

The DOL has issued Exemptions to some underwriters, which generally exempt from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited transactions pursuant to Section 4975(a) and (b) of the Code, some transactions, among others, relating to the servicing and operation of mortgage pools and the initial purchase, holding and subsequent resale of mortgage-backed securities or other “securities” underwritten by an Underwriter, as defined below, provided that the conditions set forth in the Exemption are satisfied. For purposes of this section “ERISA Considerations”, the term “Underwriter” shall include (1) the underwriter, (2) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the underwriter and (3) any member of the underwriting syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

The Exemption sets forth seven general conditions which must be satisfied for the Exemption to apply.

First, the acquisition of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm=s-length transaction with an unrelated party.

Second, the Exemption only applies to securities evidencing rights and interests that are not subordinated to the rights and interests evidenced by other securities of the same trust, unless none of the mortgage loans has a loan-to- value ratio or combined loan-to-value ratio at the date of issuance of the securities that exceeds 100%.

Third, the securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest generic rating categories by an Exemption Rating Agency. However, the securities must be rated in one of the two highest generic categories by an Exemption Rating Agency if the loan-to-value ratio or combined loan-to-value ratio of any one- to four-family residential mortgage loan or home equity loan held in the issuing entity exceeds 100% but does not exceed 125% at the date of issuance of the securities, and in that case the Exemption will not apply: (1) to any of the securities if any mortgage loan or other asset held in the issuing entity (other than a one- to four-family residential mortgage loan or home equity loan) has a loan-to-value ratio or combined loan-to-value ratio that exceeds 100% at the Closing Date or (2) to any subordinate securities.

Fourth, the trustee cannot be an affiliate of any member of the “Restricted Group”, other than the Underwriter.  The Restricted Group consists of any Underwriter, the master servicer, any servicer, any insurer, the depositor, any counterparty to an “eligible swap” (as described below) and any obligor with respect to assets included in the issuing entity consisting of more than 5% of the aggregate unamortized principal balance of the assets in the issuing entity as of the date of initial issuance of the securities other than the underwriter.

Fifth, the sum of all payments made to and retained by the Underwriter(s) must represent not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the depositor pursuant to the assignment of the assets to the related issuing entity must represent not more than the fair market value of the obligations; and the sum of all payments made to and retained by the master servicer, the special servicer and any subservicer must represent not more than reasonable compensation for the person’s services under the related Agreement and reimbursement of the person’s reasonable expenses in connection therewith.

Sixth, the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

Seventh, for Issuing Entities other than certain trusts, the documents establishing the Issuing Entity and governing the transaction must contain certain provisions as described in the Exemption intended to protect the assets of the Issuing Entity from creditors of the Depositor.

Permitted trust funds include owner-trusts, as well as grantor-trusts and REMICs. Owner-trusts are subject to certain restrictions in their governing documents to ensure that their assets may not be reached by creditors of the depositor in the event of bankruptcy or other insolvency and must provide certain legal opinions.

The Exemption permits interest rate swaps, interest rate caps and yield supplement agreements to be assets of an issuing entity if certain conditions are satisfied.

An interest-rate swap or (if purchased by or on behalf of the Issuing Entity) an interest-rate cap contract (collectively, a “swap” or “swap agreement”) is a permitted issuing entity asset if it:  (a) is an “eligible swap;” (b) is with an “eligible counterparty;” (c) meets certain additional specific conditions which depend on whether the swap is a “ratings dependent swap” or a “non-ratings dependent swap” and (d) permits the Issuing Entity to make termination payments to the swap counterparty (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the servicer, depositor, sponsor or any other seller.  Securities to which one or more swap agreements apply may be acquired or held by only “qualified plan investors.”

An “eligible swap” is one which:  (a) is denominated in U.S. dollars; (b) pursuant to which the Issuing Entity pays or receives, on or immediately prior to the respective payment or distribution date for the class of securities to which the swap relates, a fixed rate of interest or a floating rate of interest based on a publicly available index (e.g., LIBOR or the U.S. Federal Reserve’s Cost of Funds Index (COFI)), with the Issuing Entity receiving such payments on at least a quarterly basis and obligated to make separate payments no more frequently than the counterparty, with all simultaneous payments being netted (“allowable interest rate”); (c) has a notional amount that does not exceed either:  (i) the principal balance of the class of securities to which the swap relates, or (ii) the portion of the principal balance of such class represented by obligations (“allowable notional amount”); (d) is not leveraged (i.e., payments are based on the applicable notional amount, the day count fractions, the fixed or floating rates permitted above, and the difference between the products thereof, calculated on a one-to-one ratio and not on a multiplier of such difference) (“leveraged”); (e) has a final termination date that is either the earlier of the date on which the Issuing Entity terminates or the related class of securities are fully repaid and (f) does not incorporate any provision which could cause a unilateral alteration in the requirements described in (a) through (d) above.

An “eligible counterparty” means a bank or other financial institution which has a rating at the date of issuance of the securities, which is in one of the three highest long term credit rating categories or one of the two highest short term credit rating categories, utilized by at least one of the exemption rating agencies rating the securities; provided that, if a counterparty is relying on its short term rating to establish eligibility under the Exemption, such counterparty must either have a long term rating in one of the three highest long term rating categories or not have a long term rating from the applicable exemption rating agency.

A “qualified plan investor” is a plan where the decision to buy a class of securities is made on behalf of the plan by an independent fiduciary qualified to understand the swap transaction and the effect the swap would have on the rating of the securities and such fiduciary is either (a) a “qualified professional asset manager” (“QPAM”) under PTCE 84-14, (b) an “in-house asset manager” under PTCE 96-23 or (c) has total assets (both plan and non-plan) under management of at least $100 million at the time the securities are acquired by the plan.

In “ratings dependent swaps” (where the rating of a class of securities is dependent on the terms and conditions of the swap), the swap agreement must provide that if the credit rating of the counterparty is withdrawn or reduced by any exemption rating agency below a level specified by the exemption rating agency, the servicer must, within the period specified under the Pooling and Servicing Agreement:  (a) obtain a replacement swap agreement with an eligible counterparty which is acceptable to the exemption rating agency and the terms of which are substantially the same as the current swap agreement (at which time the earlier swap agreement must terminate); or (b) cause the swap counterparty to establish any collateralization or other arrangement satisfactory to the exemption rating agency such that the then current rating by the exemption rating agency of the particular class of securities will not be withdrawn or reduced (and the terms of the swap agreement must specifically obligate the counterparty to perform these duties for any class of securities with a term of more than one year).  In the event that the servicer fails to meet these obligations, holders of the securities that are employee benefit plans or other retirement arrangements must be notified in the immediately following periodic report which is provided to the holders of the securities but in no event later than the end of the second month beginning after the date of such failure.  Sixty days after the receipt of such report, the exemptive relief provided under the Exemption will prospectively cease to be applicable to any class of securities held by an employee benefit plan or other retirement arrangement which involves such ratings dependent swap.

“Non-ratings dependent swaps” (those where the rating of the securities does not depend on the terms and conditions of the swap) are subject to the following conditions. If the credit rating of the counterparty is withdrawn or reduced below the lowest level permitted above, the servicer will, within a specified period after such rating withdrawal or reduction: (a) obtain a replacement swap agreement with an eligible counterparty, the terms of which are substantially the same as the current swap agreement (at which time the earlier swap agreement must terminate); (b) cause the counterparty to post collateral with the Issuing Entity in an amount equal to all payments owed by the counterparty if the swap transaction were terminated; or (c) terminate the swap agreement in accordance with its terms.

An “eligible yield supplement agreement” is any yield supplement agreement or similar arrangement or (if purchased by or on behalf of the Issuing Entity) an interest rate cap contract to supplement the interest rates otherwise payable on obligations held by the issuing entity (“EYS Agreement”).  If the EYS Agreement has a notional principal amount and/or is written on an International Swaps and Derivatives Association, Inc. (ISDA) form, the EYS Agreement may only be held as an asset of the issuing entity if it meets the following conditions:  (a) it is denominated in U.S. dollars; (b) it pays an allowable interest rate; (c) it is not leveraged; (d) it does not allow any of these three preceding requirements to be unilaterally altered without the consent of the trustee; (e) it is entered into between the Issuing Entity and an eligible counterparty and (f) it has an allowable notional amount.

The Exemption also requires that the issuing entity meet the following requirements: (1) the trust fund must consist solely of assets of the type that have been included in other investment pools; (2) securities evidencing interests in the other investment pools must have been rated in one of the four highest generic categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of securities by or on behalf of a Plan or with Plan Assets; and (3) securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of securities by or on behalf of a Plan or with Plan Assets.

A fiduciary of a Plan or any person investing Plan Assets to purchase a security must make its own determination that the conditions set forth above will be satisfied with respect to the security.

If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange or transfer of securities in the initial issuance of the securities or the direct or indirect acquisition or disposition in the secondary market of securities by a Plan or with Plan Assets or the continued holding of securities acquired by a Plan or with Plan Assets pursuant to either of the foregoing. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a security on behalf of an “Excluded Plan” by any person who has discretionary authority or renders investment advice with respect to the assets of an Excluded Plan. For purposes of the securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

If the specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with:

1.
The direct or indirect sale, exchange or transfer of securities in the initial issuance of securities between the depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan Assets in the securities is (a) a mortgagor with respect to 5% or less of the fair market value of the issuing entity assets or (b) an affiliate of such a person, provided that:

i.              The Plan is not an Excluded Plan,

ii.	Each Plan’s investment in each class of securities does not exceed 25% of the outstanding securities in the class,

iii.
After the Plan’s acquisition of the securities, no more than 25% of the assets over which the fiduciary has investment authority are invested in securities of an issuing entity containing assets which are sold or serviced by the same entity, and

iv.
In the case of initial issuance (but not secondary market transactions), at least 50% of each class of securities and at least 50% of the aggregate interests in the issuing entity are acquired by persons independent of the Restricted Group;

2.	The direct or indirect acquisition or disposition in the secondary market of securities by a Plan or with Plan assets provided that the conditions in (i), (iii) and (iv) of 1 above are met; and

3.	The continued holding of securities acquired by a Plan or with Plan Assets pursuant to sections 1 or 2 above.

Further, if the specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the issuing entity. The depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the securities so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the issuing entity, provided that the general conditions of the Exemption are satisfied.

The Exemption also may provide an exemption from the application of the prohibited transaction provisions of Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if the restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having a specified relationship to such a person) solely as a result of the Plan=s ownership of securities.

The Exemption generally extends exemptive relief to mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing securities. With respect to the securities, the Exemption will generally allow mortgage loans supporting payments to securityholders, and having a value equal to no more than 25% of the total principal amount of the securities being offered by the issuing entity, to be transferred to the issuing entity within the Pre-Funding Period instead of requiring that all the mortgage loans be either identified or transferred on or before the Closing Date. In general, the relief applies to the purchase, sale and holding of securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

•	the ratio of the amount allocated to the pre-funding account to the total principal amount of the securities being offered must be less than or equal to 25%;

•
all additional mortgage loans transferred to the related issuing entity after the Closing Date must meet the same terms and conditions for eligibility as the original mortgage loans used to create the issuing entity, which terms and conditions have been approved by one of the Exemption Rating Agencies;

•
the transfer of the additional mortgage loans to the issuing entity during the Pre-Funding Period must not result in the securities to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the issuing entity;

•
solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for the mortgage loans included in the related issuing entity on the Closing Date and all additional mortgage loans transferred to the related issuing entity after the Closing Date at the end of the Pre- Funding Period must not be more than 100 basis points lower than the rate for the mortgage loans which were transferred to the issuing entity on the Closing Date;

•	either:

(1)
the characteristics of the additional mortgage loans transferred to the related issuing entity after the Closing Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

(2)
an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to the Exemption Rating Agency rating the securities, the Underwriter and the trustee) stating whether or not the characteristics of the additional mortgage loans transferred to the related issuing entity after the Closing Date conform to the characteristics described in the prospectus or prospectus supplement and/or agreement. In preparing the letter, the independent accountant must use the same type of procedures as were applicable to the mortgage loans which were transferred to the issuing entity as of the Closing Date;

•
the Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in some circumstances if the pre-funding accounts falls below the minimum level specified in the Agreement or an event of default occurs;

•
amounts transferred to any pre-funding accounts and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are permitted by the Exemption Rating Agencies rating the securities and must:

(1)
be direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that the obligations are backed by the full faith and credit of the United States); or

(2)	have been rated (or the obligor has been rated) in one of the three highest generic rating categories by one of the Exemption Rating Agencies (“ERISA Permitted Investments”);

•	the prospectus or prospectus supplement must describe the duration of the Pre-Funding Period;

•
the trustee (or any agent with which the trustee contracts to provide trust services) must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities with ERISA. The trustee, as legal owner of the issuing entity, must enforce all the rights created in favor of securityholders of the issuing entity, including employee benefit plans subject to ERISA.

Insurance company general accounts

•
In the event that securities which are certificates do not meet the requirements of the Exemption solely because they are subordinate certificates or fail to meet a minimum rating requirements under the Exemption, certain Plans may be eligible to purchase certificates pursuant to Sections I and III of PTCE 95-60 which permits insurance company general accounts as defined in PTCE 95-60 to purchase such certificates if they otherwise meet all of the other requirements of the Exemption.

•
Insurance companies contemplating the investment of general account assets in the securities are encouraged to consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA. The DOL issued final regulations under Section 401(c) which became effective on July 5, 2001.

Revolving pool features

The Exemption only covers certificates backed by a “fixed” pool of loans which requires that all the loans must be transferred to the issuing entity or identified at closing (or transferred within the Pre-Funding Period, if pre-funding meeting the conditions described above is used).  Accordingly, certificates issued by issuing entities which feature revolving pools of assets will not be eligible for a purchase by Plans.  However, securities which are notes backed by revolving pools of assets may be eligible for purchase by Plans pursuant to certain other prohibited transaction exemptions.  See discussion below in “ERISA Considerations Relating to Notes.”

ERISA Considerations Relating to Notes

Under the DOL Regulations, the assets of the issuing entity would be treated as “plan assets” of a Plan for the purposes of ERISA and the Code only if the Plan acquires an “equity interest” in the issuing entity and none of the exceptions contained in the DOL Regulations is applicable. An equity interest is defined under the DOL Regulations as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Assuming that the notes are treated as indebtedness without substantial equity features for purposes of the DOL Regulations, then such notes will be eligible for purchase by Plans. However, without regard to whether the notes are treated as an “equity interest” for such purposes, the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited transaction if the issuing entity or any of its affiliates is or becomes a party in interest or disqualified person with respect to such Plan, or in the event that a note is purchased in the secondary market and such purchase constitutes a sale or exchange between a Plan and a party in interest or disqualified person with respect to such Plan. There can be no assurance that the issuing entity or any of its affiliates will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

The Exemption permits issuing entities which are grantor trusts, owner-trusts or REMICs to issue notes, as well as certificates, provided a legal opinion is received to the effect that the noteholders have a perfected security interest in the issuing entity’s assets. The exemptive relief provided under the Exemption for any prohibited transactions which could be caused as a result of the operation, management or servicing of the issuing entity and its assets would not be necessary with respect to notes with no substantial equity features which are issued as obligations of the issuing entity. Nevertheless, because other prohibited transactions might be involved, the Exemption would provide prohibited transaction exemptive relief, provided that the same conditions of the Exemption described above relating to certificates are met with respect to the notes. The same limitations of such exemptive relief relating to acquisitions of certificates by fiduciaries with respect to Excluded Plans would also be applicable to the notes as described herein.

In the event that the Exemption is not applicable to the notes, one or more other prohibited transactions exemptions may be available to Plans purchasing or transferring the notes depending in part upon the type of Plan fiduciary making the decision to acquire the notes and the circumstances under which such decision is made. These exemptions include, but are not limited to, PTCE 90-1 (regarding investments by insurance company pooled separate accounts), PTCE 91-38 (regarding investments by bank collective investments funds), PTCE 84-14 (regarding transactions effected by “qualified professional asset managers”), PTCE 95-60 (regarding investments by insurance company general accounts) and PTCE 96-23 (regarding transactions effected by “in-house asset managers”) (collectively, the “Investor-Based Exemptions”). However, even if the conditions specified in these Investor-Based Exemptions are met, the scope of the relief provided under such Exemptions might or might not cover all acts which might be construed as prohibited transactions.

In the event that the Exemption is not applicable to the notes, there can be no assurance that any class of notes will be treated as indebtedness without substantial equity features for purposes of the DOL Regulations. There is increased uncertainty regarding the characterization of debt instruments that do not carry an investment grade rating. Consequently, in the event of a withdrawal or downgrade to below investment grade of the rating of a class of notes, the subsequent transfer of such notes or any interest therein to a Plan trustee or other person acting on behalf of a Plan, or using Plan Assets to effect such transfer, will be restricted. Unless otherwise stated in the related prospectus supplement, by acquiring a note, each purchaser will be deemed to represent that either (1) it is not acquiring the note with Plan Assets; or (2) (A) either (i) none of the issuing entity, the depositor any underwriter, the trustee, the master servicer, any other servicer or any of their affiliates is a party in interest with respect to such purchaser that is a Plan or (ii) PTCE 90-1, PTCE 91-38, PTCE 84-14, PTCE 95-60, PTCE 96-23 or some other prohibited transaction exemption is applicable to the acquisition and holding of the note by such purchaser and (B) the notes are rated investment grade or better and such person believes that the notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the notes. Alternatively, regardless of the rating of the notes, such person may provide the trustee with an opinion of counsel, which opinion of counsel will not be at the expense of the issuing entity, the depositor, the trustee, the master servicer or any other servicer, which opines that the purchase, holding and transfer of such note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the issuing entity, the depositor, the trustee, the master servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

EACH PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION CONCERNING CONSIDERATIONS RELATING TO ERISA AND THE CODE THAT ARE APPLICABLE TO THE RELATED SECURITIES. BEFORE PURCHASING SECURITIES IN RELIANCE ON THE EXEMPTION, THE INVESTOR-BASED EXEMPTIONS OR ANY OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

ANY PLAN INVESTOR WHO PROPOSES TO USE “PLAN ASSETS” OF ANY PLAN TO PURCHASE SECURITIES OF ANY SERIES OR CLASS ARE ENCOURAGED TO CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF THE ACQUISITION AND OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities

With respect to those classes of exchangeable securities which were eligible for exemptive relief under the Exemption when purchased, the Exemption would also cover the acquisition or disposition of such exchangeable securities when the securityholder exercises its exchange rights.  However, with respect to classes of exchangeable securities which were not eligible for exemptive relief under the Exemption when purchased, the exchange, purchase or sale of such securities pursuant to the exercise of exchange rights or call rights may give rise to prohibited transactions if a Plan and a Party in Interest with respect to such Plan are involved in the transaction.  However, one or more Investor-Based Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code nonetheless will be subject to federal income taxation to the extent that its income is “unrelated business taxable income” within the meaning of Section 512 of the Code.

Consultation with Counsel

There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the securities or, even if all the conditions specified therein were satisfied, that any such exemption would apply to transactions involving the issuing entity.  Prospective Plan investors are encouraged to consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the securities. Neither the depositor, the trustees, the master servicer nor any of their respective affiliates will make any representation to the effect that the securities satisfy all legal requirements with respect to the investment therein by Plans generally or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

Before purchasing a security in reliance on the Exemption, or an Investor-Based Exemption, or any other exemption, a fiduciary of a Plan or other Plan Asset investor should itself confirm that (a) all the specific and general conditions set forth in the Exemption, an Investor-Based Exemption or other exemption would be satisfied and (b) in the case of a security purchased under the Exemption, the security constitutes a “security” for purposes of the Exemption. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, and Investor-Based Exemption or other exemption, the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase the securities on behalf of a Plan.

A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to federal, state and local law, which is, to a material extent, similar to the provisions of ERISA or a Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any similar law.

LEGAL INVESTMENT MATTERS

Each class of certificates or notes offered by this prospectus and by the related prospectus supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. If so specified in the related prospectus supplement, each such class that is rated in one of the two highest rating categories by at least one Rating Agency will constitute “mortgage related securities” for purposes of SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for the entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to “mortgage related securities,” such securities will constitute legal investments for entities subject to the legislation only to the extent provided therein. Some States have enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in “mortgage related securities,” or require the sale or other disposition of the securities, so long as the contractual commitment was made or the securities acquired prior to the enactment of the legislation.

SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with “mortgage related securities” without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in the securities, and national banks may purchase the securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

The Federal Financial Institutions Examination Council has issued a supervisory policy statement applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in “high-risk mortgage securities.” The policy statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS with an effective date of February 10, 1992. The policy statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the policy statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution’s overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of offered securities will be treated as high-risk under the policy statement.

The predecessor to the OTS issued a bulletin, entitled, “Mortgage Derivative Products and Mortgage Swaps”, which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain “high-risk” mortgage derivative securities and limitations on the use of the securities by insolvent, undercapitalized or otherwise “troubled” institutions. According to the bulletin, such “high-risk” mortgage derivative securities include securities having specified characteristics, which may include some classes of offered securities. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in specified types of securities, which may include some classes of offered securities. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

Any class of securities that is not rated in one of the two highest rating categories by at least one Rating Agency, and any other class of securities specified in the related prospectus supplement, will not constitute “mortgage related securities” for purposes of SMMEA. Prospective investors in these classes of securities, in particular, should consider the matters discussed in the following paragraph.

There may be other restrictions on the ability of investors either to purchase some classes of offered securities or to purchase any class of offered securities representing more than a specified percentage of the investors’ assets. The depositor will make no representations as to the proper characterization of any class of offered securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of certificates or notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of certificates or notes. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered securities of any class thereof constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to the investor.

USE OF PROCEEDS

Substantially all of the net proceeds to be received from the sale of certificates or notes will be applied by the depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the mortgage loans and/or mortgage securities in the respective mortgage pools and to pay other expenses. The depositor expects that it will make additional sales of securities similar to the offered securities from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the depositor, prevailing interest rates, availability of funds and general market conditions.

METHODS OF DISTRIBUTION

The depositor will offer the securities in series.  The distribution of the securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor.  If so specified in the related prospectus supplement, Bear, Stearns & Co. Inc., an affiliate of the depositor, acting as underwriter with other underwriters, if any, named in such prospectus supplement will distribute the securities in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement.  In such event, the related prospectus supplement may also specify that the underwriters will not be obligated to pay for any securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of the securities, underwriters may receive compensation from the depositor or from purchasers of the securities in the form of discounts, concessions or commissions.  The related prospectus supplement will describe any such compensation that is paid by the depositor.

As to any offering of securities, in addition to the method of distribution as described in the prospectus supplement and this base prospectus, the distribution of any class of the offered securities may be effected through one or more resecuritization transactions, in accordance with Rule 190(b).

Alternatively, the related prospectus supplement may specify that Bear, Stearns & Co. Inc. acting as agent or in some cases as principal with respect to securities that it has previously purchased or agreed to purchase, will distribute the securities.  If Bear, Stearns & Co. Inc. acts as agent in the sale of securities, Bear, Stearns & Co. Inc. will receive a selling commission with respect to each series of securities, depending on market conditions, expressed as a percentage of the aggregate principal balance of the securities sold hereunder as of the closing date.  The exact percentage for each series of securities will be disclosed in the related prospectus supplement.  To the extent that Bear, Stearns & Co. Inc. elects to purchase securities as principal, Bear, Stearns & Co. Inc. may realize losses or profits based upon the difference between its purchase price and the sales price.  The related prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of securities of such series.

The depositor will indemnify Bear, Stearns & Co. Inc. and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Bear, Stearns & Co. Inc. and any underwriters may be required to make in respect thereof.

In the ordinary course of business, the depositor and Bear, Stearns & Co. Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor’s mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

Bear, Stearns & Co. Inc. may use this prospectus and the related prospectus supplement in connection with offers and sales related to market-making transactions in the securities.  Bear, Stearns & Co. Inc. may act as principal or agent in such transactions.  Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

The depositor anticipates that the securities will be sold primarily to institutional investors or sophisticated non-institutional investors.  Purchasers of securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be “underwriters” within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of securities. Securityholders are encouraged to consult with their legal advisors in this regard before any such reoffer or sale.

LEGAL MATTERS

Legal matters in connection with the securities of each series, including both federal income tax matters and the legality of the securities being offered, will be passed upon for the depositor by Thacher Proffitt & Wood llp, New York, New York, Orrick, Herrington & Sutcliffe LLP, New York, New York, or Greenberg Traurig LLP, New York, New York.

FINANCIAL INFORMATION

With respect to each series, a new issuing entity will be formed, and no issuing entity will engage in any business activities or have any assets or obligations prior to the issuance of the related series. Accordingly, no financial statements with respect to any issuing entity will be included in this prospectus or in the related prospectus supplement.

RATINGS

It is a condition to the issuance of any class of offered securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

Ratings on mortgage pass-through certificates and mortgage-backed notes address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which the holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates and notes, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates and mortgage-backed notes do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which the prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest securities in extreme cases might fail to recoup their initial investments.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330.  Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to security holders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in “Servicing of Mortgage Loans—Evidence as to Compliance” in the related prospectus supplement and “Description of the Securities — Reports to Securityholders” in this prospectus, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, together with such other reports to security holders or information about the securities as shall have been filed with the Commission will be posted on the trustee’s or the securities administrator’s internet web site, as applicable, as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission.  The address of the website will be provided in the related Prospectus Supplement.

This prospectus does not contain all of the information set forth in the registration statement (of which this prospectus forms a part) and exhibits thereto which the depositor has filed with the Commission under the Securities Act and to which reference is hereby made.

REPORTS TO SECURITYHOLDERS

The master servicer or another designated person will be required to provide periodic unaudited reports concerning each issuing entity to all registered holders of offered securities of the related series with respect to each issuing entity as are required under the Exchange Act and the Commission’s related rules and regulations, and under the terms of the applicable agreements.

As to each issuing entity, so long as it is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

As to each issuing entity that is no longer required to file reports under the Exchange Act, periodic distribution reports will be posted on the website of the sponsor, depositor, master servicer or securities administrator, as applicable, referenced above under “Available Information” as soon as practicable.  Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge.  See “Servicing of Mortgage Loans—Evidence as to Compliance” in the related prospectus supplement and “Description of the Securities — Reports to Securityholders” in this prospectus.

INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus and in the related prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to an issuing entity pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series; provided, however, this prospectus and any related prospectus supplement do not incorporate by reference any of the issuing entity’s annual reports filed on Form 10-K with respect to an issuing entity.

The depositor will provide or cause to be provided without charge to each person to whom this prospectus is delivered in connection with the offering of one or more classes of offered securities, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the offered securities, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The depositor has determined that its financial statements will not be material to the offering of any offered securities.

GLOSSARY

Accrual Security— A security with respect to which some or all of its accrued interest will not be distributed as interest but rather an amount equal to that interest will be added to the principal balance thereof on each distribution date for the period described in the related prospectus supplement.

Affiliated Seller— Banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, and other mortgage loan originators or sellers affiliated with the depositor, which may include EMC.

Agreement— An owner trust agreement, servicing agreement, indenture or pooling and servicing agreement.

ARM Loan— A mortgage loan with an adjustable interest rate.

Assumption Fee— The fee paid to the mortgagee upon the assumption of the primary liability for payment of the mortgage.

Bankruptcy Amount— The amount of Bankruptcy Losses that may be allocated to the credit enhancement of the related series.

Bankruptcy Code— Title 11 of the United States Code, as amended from time to time.

Bankruptcy Loss— A Realized Loss attributable to certain actions which may be taken by a bankruptcy court in connection with a mortgage loan, including a reduction by a bankruptcy court of the principal balance of or the mortgage rate on a mortgage loan or an extension of its maturity.

Beneficial Owner— A person acquiring an interest in any DTC Registered Security.

Benefit Plan Investors— Plans subject to Part 4 of Title I of ERISA or Section 4975 of the Code and any entity whose underlying assets include Plan Assets by reason of any such Plan’s investment in the entity.

Buydown Account— With respect to a buydown mortgage loan, the custodial account where the Buydown Funds are placed.  A Buydown Account shall be an Eligible Account.

Buydown Funds— With respect a buydown mortgage loan, the amount contributed by the seller of the mortgaged property or another source and placed in the Buydown Account.

Buydown Period— The period during which funds on a buydown mortgage loan are made up for from the Buydown Account.

Call Class— A class of securities which entitles the holder thereof to direct the trustee to redeem a Callable class of securities.

Callable Class— A class of securities of a series which is redeemable, directly or indirectly, at the direction of the holder of the related Call Class, as provided in the related prospectus supplement.  A Callable Class may have a “lock-out period” during which such securities cannot be called and generally will be called only if the market value of the assets in the issuing entity for such Callable Class exceeds the outstanding principal balance of such assets.

CERCLA— The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

Class Factor— For any exchangeable security and any month, will be a truncated seven digit decimal which, which when multiplied by the original principal amount of that class, will equal its remaining principal amount, after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

Clearstream— Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

Closing Date— With respect to any series of securities, the date on which the securities are issued.

Code— The Internal Revenue Code of 1986.

Commission— The Securities and Exchange Commission.

Committee Report— The Conference Committee Report accompanying the Tax Reform Act of 1986.

Conservation Act— The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

Contract— Manufactured housing conditional sales contracts and installment loan agreements each secured by a Manufactured Home.

Contributions Tax— With respect to specific contributions to a REMIC made after the Closing Date, a tax on the REMIC equal to 100% of the value of the contributed property.

Cooperative— With respect to a cooperative mortgage loan, the corporation that owns the related apartment building.

Crime Control Act— The Comprehensive Crime Control Act of 1984.

Defaulted Mortgage Loss— A Realized Loss other than a Special Hazard Loss, Extraordinary Loss or other losses resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

Deferred Interest— If an adjustment to the mortgage rate on a mortgage loan has caused the amount of accrued interest on the mortgage loan in any month to exceed the scheduled monthly payment on the mortgage loan, the resulting amount of interest that has accrued but is not then payable;

Deleted Mortgage Loan— A mortgage loan which has been removed from the related issuing entity.

Designated Seller Transaction— A series of securities where the related mortgage loans are provided either directly or indirectly to the depositor by one or more Sellers identified in the related prospectus supplement.

Determination Date— The close of business on the date on which the amount of each distribution to securityholders will be determined, which shall be stated in each prospectus supplement.

Distribution Account— One or more separate accounts for the collection of payments on the related mortgage loans and/or mortgage securities constituting the related issuing entity, which may be a Master Servicer Collection Account.  All Distribution Accounts shall be Eligible Accounts.

DIDMC— The Depository Institutions Deregulation and Monetary Control Act of 1980.

DOL— The U.S. Department of Labor.

DOL Regulations— Regulations by the DOL promulgated at 29 C.F.R. ' 2510.3-101.

DTC— The Depository Trust Company.

DTC Registered Security— Any security initially issued through the book-entry facilities of the DTC.

Eligible Account—  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody’s is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories, respectively, at the time any amounts are held on deposit therein; provided, that following a downgrade, withdrawal, or suspension of such institution's rating set forth above, each account shall promptly (and in any case within not more than 30 calendar days) be moved to one or more segregated trust accounts in the trust department of such institution, or to an account at another institution that complies with the above requirements, or (ii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) any other account acceptable to the Rating Agencies, as evidenced in writing. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the trustee.  The ratings in clause (i) may be amended, without the consent of the Securityholders, provided that a letter is obtained from each rating agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the related Securities.

Equity Certificates— With respect to any series of notes, the certificate or certificates representing a beneficial ownership interest in the related issuing entity.

ERISA— The Employee Retirement Income Security Act of 1974, as amended.

ERISA Plans— Employee pension and welfare benefit plans subject to ERISA.

ES Class— A class of exchangeable securities, as described under “Description of the Certificates — Exchangeable Securities.”

Exemption— An individual prohibited transactions exemption issued by the DOL to an underwriter, as amended by Prohibited Transaction Exemption (“PTE”) 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65 Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) or any amendment thereto.

Exemption Rating Agency— Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or Fitch, Inc. or any other “Rating Agency” within the meaning of the Exemption.

Exchange Act— The Securities Exchange Act of 1934, as amended.

Extraordinary Loss— Any Realized Loss occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

Fraud Loss— A Realized Loss incurred on a defaulted mortgage loan as to which there was fraud in the origination of the mortgage loan.

Fraud Loss Amount— The amount of Fraud Losses that may be allocated to the credit enhancement of the related series.

FTC Rule— The so-called “Holder-in-Due-Course” Rule of the Federal Trade Commission.

Garn-St Germain Act— The Garn-St Germain Depository Institutions Act of 1982.

Ginnie Mae— The Government National Mortgage Association.

Global Securities— The certificated securities registered in the name of DTC, its nominee or another depository representing interests in the class or classes specified in the related prospectus supplement which are held in book-entry form.

Grantor Trust Certificate— A certificate representing an interest in a Grantor Trust Fund.

Grantor Trust Fractional Interest Certificate— A Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related Grantor Trust Fund, together with interest on the Grantor Trust Certificates at a pass-through rate.

Grantor Trust Strip Certificate— A certificate representing ownership of all or a portion of the difference between interest paid on the mortgage loans constituting the related Grantor Trust Fund (net of normal administration fees and any retained interest of the depositor) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to the Grantor Trust Fund. A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related Grantor Trust Fund.

Grantor Trust Fund— A trust fund as to which no REMIC election will be made and which qualifies as a “grantor trust” within the meaning of Subpart E, part I of subchapter J of the Code.

HELOC— A home equity revolving lines of credit.

High Cost Loans— Mortgage loans subject to the Homeownership Act, which amended TILA to provide new requirements applicable to loans that exceed certain interest rate and/or points and fees thresholds.

High LTV Loans— Mortgage loans with Loan-to-Value Ratios in excess of 80% and as high as 150% and which are not be insured by a Primary Insurance Policy.

Homeownership Act— The Home Ownership and Equity Protection Act of 1994.

Housing Act— The National Housing Act of 1934, as amended.

Index— With respect to an ARM Loan, the related index will be specified in the related prospectus supplement, will be of a type that are customarily used in the debt and fixed income markets to measure the cost of borrowed funds, and may include one of the following indexes: (1) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of either six months or one year, (2) the weekly auction average investment yield of U.S. Treasury bills of six months, (3) the daily Bank Prime Loan rate made available by the Federal Reserve Board, (4) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, (5) the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the related prospectus supplement or (6) any other index described in the related prospectus supplement.

Insurance Proceeds— Proceeds received under any hazard, title, primary mortgage, FHA or other insurance policy that provides coverage with respect to a particular mortgaged property or the related mortgage loan (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the master servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

Intermediary— An institution that is not a participant in the DTC but clears through or maintains a custodial relationship with a participant.

IRS— The Internal Revenue Service.

Issue Premium— The excess of the issue price of a REMIC Regular Certificate over its stated redemption price.

Issuing Entity— With respect to a series of notes, the Delaware statutory trust or other trust, created pursuant to the owner trust agreement, that issues the notes.

Liquidation Proceeds— (1) All amounts, other than Insurance Proceeds received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof, by foreclosure or otherwise, together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any mortgaged properties acquired by the issuing entity through foreclosure or otherwise and (2) all proceeds of any mortgage loan or mortgage security purchased (or, in the case of a substitution, amounts representing a principal adjustment) by the master servicer, the depositor, a Seller or any other person pursuant to the terms of the related pooling and servicing agreement or servicing agreement as described under “The Mortgage Pools—Representations by Sellers,” “Servicing of Mortgage Loans—Realization Upon and Sale of Defaulted Mortgage Loans,” “—Assignment of Trust Fund Assets” above and “The Agreements—Termination.”

Loan-to-Value Ratio— With respect to any mortgage loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan plus the principal balance of any senior mortgage loan to the Value of the related mortgaged property.

Manufactured Home— Manufactured homes within the meaning of 42 United States Code, Section 5402(6), which defines a “manufactured home” as “a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that the term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter.”

Master Servicer Collection Account— One or more separate accounts established by a master servicer, into which each of the related servicers are required to remit collections of payments on the related mortgage loans included in the related issuing entity.  All Master Servicer Collection Accounts shall be Eligible Accounts.

MBA Method– The method of calculating delinquencies in accordance with the methodology used by the Mortgage Bankers Association, as described in “The Mortgage Pools – Methods of Delinquency Calculation” in this prospectus.

Net Mortgage Rate— With respect to a mortgage loan, the mortgage rate net of the per annum rate or rates applicable to the calculation of servicing and administrative fees and any retained interest of the depositor.

Nonrecoverable Advance— An advance which, in the good faith judgment of the master servicer or a servicer, as applicable, will not be recoverable from recoveries on the related mortgage loan or another specifically identified source.

Note Margin— With respect to an ARM Loan, the fixed percentage set forth in the related mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

OID Regulations— The rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the related Treasury regulations.

OTS— The Office of Thrift Supervision.

OTS Method– The method of calculating delinquencies in accordance with the methodology used by lenders regulated by the Office of Thrift Supervision, as described in “The Mortgage Pools – Methods of Delinquency Calculation” in this prospectus.

Parity Act— The Alternative Mortgage Transaction Parity Act of 1982.

Parties in Interest— With respect to a Plan, persons who have specified relationships to the Plans, either “Parties in Interest” within the meaning of ERISA or “Disqualified Persons” within the meaning of Section 4975 of the Code.

Percentage Interest— With respect to a security of a particular class, the percentage obtained by dividing the initial principal balance or notional amount of the security by the aggregate initial amount or notional balance of all the securities of the class.

Permitted Investments— United States government securities and other investment grade obligations specified in the related pooling and servicing agreement or the related servicing agreement and indenture.

Piggyback Loan — A second lien mortgage loan originated by the same originator to the same borrower at the same time as the first lien mortgage loan, each secured by the same mortgaged property.

Plan Assets— “Plan assets” of a Plan, within the meaning of the DOL Regulations, as modified by Section 3(42) of ERISA.

Plans— ERISA Plans and Tax Favored Plans.

Prepayment Assumption— With respect to a REMIC Regular Certificate or a Grantor Trust Certificate, the prepayment assumption used in pricing the initial offering of that security.

Prepayment Interest Shortfall— With respect to any mortgage loan with a prepayment in part or in full the excess, if any, of interest accrued and otherwise payable on the related mortgage loan over the interest charged to the borrower (net of servicing and administrative fees and any retained interest of the depositor).

Primary Insurance Covered Loss— With respect to a mortgage loan covered by a Primary Insurance Policy, the amount of the related loss covered pursuant to the terms of the Primary Insurance Policy, which will generally consist of the unpaid principal amount of the mortgage loan and accrued and unpaid interest on the mortgage loan and reimbursement of specific expenses, less (1) rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from the related mortgaged property, (2) hazard insurance proceeds in excess of the amount required to restore the related mortgaged property and which have not been applied to the payment of the mortgage loan, (3) amounts expended but not approved by the primary insurer, (4) claim payments previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

Primary Insurance Policy— A primary mortgage guaranty insurance policy.

Primary Insurer— An issuer of a Primary Insurance Policy.

Protected Account— One or more separate accounts established by each servicer servicing the mortgage loans, for the collection of payments on the related mortgage loans included in the related issuing entity. All Protected Accounts shall be Eligible Accounts.

PTCE— Prohibited Transaction Class Exemption.

Qualified Substitute Mortgage Loan— A mortgage loan substituted for a Deleted Mortgage Loan, meeting the requirements described under “The Mortgage Pools— Representations by Sellers” in this prospectus.

Rating Agency— A “nationally recognized statistical rating organization” within the meaning of Section 3(a)(41) of the Exchange Act.

Realized Loss— Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the mortgage note.

Record Date— The close of business on the last business day of the month preceding the month in which the applicable distribution date occurs.

Relief Act— The Servicemembers Civil Relief Act..

REMIC— A real estate mortgage investment conduit as defined in Sections 860A through 860G of the Code.

REMIC Administrator— The trustee, the master servicer or another specified party who administers the related REMIC.

REMIC Certificates— Certificates evidencing interests in an issuing entity as to which a REMIC election has been made.

REMIC Provisions— Sections 860A through 860G of the Code.

REMIC Regular Certificate— A REMIC Certificate designated as a “regular interest” in the related REMIC.

REMIC Regular Certificateholder— A holder of a REMIC Regular Certificate.

REMIC Residual Certificate— A REMIC Certificate designated as a “residual interest” in the related REMIC.

REMIC Residual Certificateholder— A holder of a REMIC Residual Certificate.

REMIC Regulations— The REMIC Provisions and the related Treasury regulations.

REO Mortgage Loan— A mortgage loan where title to the related mortgaged property has been obtained by the trustee or to its nominee on behalf of securityholders of the related series.

RICO— The Racketeer Influenced and Corrupt Organizations statute.

Securities Act— The Securities Act of 1933, as amended.

Seller— The seller of the mortgage loans or mortgage securities included in an issuing entity to the depositor with respect a series of securities, who shall be an Affiliated Seller or an Unaffiliated Seller.

Single Family Property— An attached or detached one-family dwelling unit, two-to four-family dwelling unit, condominium, townhouse, row house, individual unit in a planned-unit development and other individual dwelling units.

SMMEA— The Secondary Mortgage Market Enhancement Act of 1984.

Special Hazard Amount— The amount of Special Hazard Losses that may be allocated to the credit enhancement of the related series.

Special Hazard Loss— (1) losses due to direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (2) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies.

Strip Security— A security which will be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions or (2) interest distributions, with disproportionate, nominal or no principal distributions.

Tax Favored Plans— Plans that meet the definition of “plan” in Section 4975(e)(1) of the Code, including tax-qualified retirement plans described in Section 401(a) of the Code and individual retirement accounts and annuities described in Section 408 of the Code.

TILA— The Federal Truth-in-Lending Act.

Title V— Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980.

Title VIII— Title VIII of the Garn-St Germain Act.

Unaffiliated Sellers— Banks, savings and loan associations, mortgage bankers, mortgage brokers, investment banking firms, the Resolution Trust Corporation, the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

United States Person— A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations),or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

Value— With respect to a mortgaged property securing a single family, multifamily, commercial or mixed-use loan, the lesser of (x) the appraised value determined in an appraisal obtained at origination of the mortgage loan, if any, or, if the related mortgaged property has been appraised subsequent to origination, the value determined in the subsequent appraisal and (y) the sales price for the related mortgaged property (except in circumstances in which there has been a subsequent appraisal). However, in the case of refinanced, modified or converted single family, multifamily, commercial or mixed-use loans, the “Value” of the related mortgaged property will be equal to the lesser of (x) the appraised value of the related mortgaged property determined at origination or in an appraisal, if any, obtained at the time of refinancing, modification or conversion and (y) the sales price of the related mortgaged property or, if the mortgage loan is not a rate and term refinance mortgage loan and if the mortgaged property was owned for a relatively short period of time prior to refinancing, modification or conversion, the sum of the sales price of the related mortgaged property plus the added value of any improvements. With respect to a new Manufactured Home, the “Value” is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the manufacturer to the dealer (exclusive of freight to the dealer site), including “accessories” identified in the invoice, plus the actual cost of any accessories purchased from the dealer, a delivery and set-up allowance, depending on the size of the unit, and the cost of state and local taxes, filing fees and up to three years prepaid hazard insurance premiums. With respect to a used Manufactured Home, the “Value” is the least of the sale price, the appraised value, and the National Automobile Dealer’s Association book value plus prepaid taxes and hazard insurance premiums. The appraised value of a Manufactured Home is based upon the age and condition of the manufactured housing unit and the quality and condition of the mobile home park in which it is situated, if applicable.  An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

$614,251,145 (Approximate)

Bear Stearns Structured Products Inc. Trust 2007-R6 Issuing Entity

EMC Mortgage Corporation Sponsor

Structured Asset Mortgage Investments II Inc.
Depositor

Grantor Trust Certificates,
Series 2007-R6

_________________

Prospectus Supplement

Dated August 31, 2007

_________________

Bear, Stearns & Co. Inc.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the grantor trust certificates in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the grantor trust certificates offered by this prospectus supplement and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus for 90 days after the date of this prospectus supplement.